As Filed with the Securities and Exchange Commission on March 17, 2005

Securities Act File No. 333-122253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No. ___ ☐

SCUDDER VARIABLE SERIES II

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

312-537-7000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Scudder Variable Series II

222 South Riverside Plaza

Chicago, Illinois 60606

(Name and Address of Agent for Service)

With copies to:

Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Total Return Portfolio Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Balanced Portfolio

Scudder Variable Series I

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Balanced Portfolio into Scudder Total Return Portfolio. Both funds are managed by the same portfolio management team and seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of Balanced Portfolio. Why am I being asked to vote on a proposal for Balanced Portfolio shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in Balanced Portfolio. Although you receive the gains, losses and income

Q&A continued

from this investment, your insurance company holds on your behalf any shares corresponding to your investment in Balanced Portfolio. Thus, you are not the “shareholder” of Balanced Portfolio; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Balanced Portfolio shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of Balanced Portfolio, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q Why has this proposal been made for my fund?

A The combined fund is expected to pay a lower management fee than Balanced Portfolio. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratio currently paid by Balanced Portfolio for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Balanced Portfolio.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your

Q&A continued

behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of Scudder Total Return Portfolio, which will probably be different from the net asset value per share of Balanced Portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 2, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of Scudder Total Return Portfolio they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q&A continued

Q If I send in my voting instructions now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Balanced Portfolio as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Only a shareholder may execute or revoke a proxy. You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-877-288-6285.

BALANCED PORTFOLIO

A Message from the Fund’s Chief Executive Officer

[mailing date], 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in Balanced Portfolio. You may vote by filling out and signing the enclosed voting instruction form, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Balanced Portfolio into Scudder Total Return Portfolio (“Total Return Portfolio”). In this merger, your investment in Balanced Portfolio would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in Total Return Portfolio with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

The Trustees of Balanced Portfolio recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objective and policies of Balanced Portfolio are similar to those of Total Return Portfolio. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Total Return Portfolio, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form or vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Balanced Portfolio

BALANCED PORTFOLIO

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for Balanced Portfolio’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting.

To the Shareholders of Balanced Portfolio:

A Special Meeting of Shareholders of Balanced Portfolio will be held April 15, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Balanced Portfolio to Scudder Total Return Portfolio (“Total Return Portfolio”), in exchange for shares of Total Return Portfolio and the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Balanced Portfolio in complete liquidation of Balanced Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Balanced Portfolio at the close of business on February 9, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

[mailing date], 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN

BALANCED PORTFOLIO

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in Balanced Portfolio. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 25. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please return each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at the special toll-free number we have set up for you (1-877-288-6285) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

[effective date], 2005

Acquisition of the assets of:	By and in exchange for shares of:

Balanced Portfolio a series of Scudder Variable Series I	Scudder Total Return Portfolio a series of Scudder Variable Series II

Two International Place Boston, MA 02110 (617) 295-2572	222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Balanced Portfolio into Scudder Total Return Portfolio (“Total Return Portfolio”). Total Return Portfolio and Balanced Portfolio are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Balanced Portfolio will receive a number of full and fractional shares of the corresponding class of Total Return Portfolio equal in value as of the Valuation Time (as defined below on page [    ]) to the total value of such shareholder’s Balanced Portfolio shares.

Shares of Balanced Portfolio are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Balanced Portfolio as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Balanced Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Balanced Portfolio. All persons entitled to direct the voting of shares of Balanced Portfolio, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [mailing date], 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Total Return Portfolio, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Total Return Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Balanced Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares;

(iii)	the statement of additional information of Balanced Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares (no other part of the combined statement of additional information is incorporated by reference);

(iv)	the statement of additional information relating to the proposed merger, dated [effective date], 2005 (the “Merger SAI”); and

(v)	the financial statements and related report of the independent registered public accounting firm included in Balanced Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2004.

The updated financial highlights for Total Return Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Balanced Portfolio, shares of Total Return Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company.

Total Return Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Variable Series I (the “Trust”), of which Balanced Portfolio is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Balanced Portfolio into Total Return Portfolio. If approved by shareholders, all of the assets of Balanced Portfolio will be transferred to Total Return Portfolio solely in exchange for the issuance and delivery to Balanced Portfolio of Class A shares of Total Return Portfolio (“Merger Shares”) with a value equal to the value of Balanced Portfolio’s assets net of liabilities, and for the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio. Immediately following the transfer, the Merger Shares received by Balanced Portfolio will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Balanced Portfolio as a result of the merger?

Your investment in Balanced Portfolio will, in effect, be exchanged for an investment in the same share class of Total Return Portfolio with an equal aggregate net asset value as of the Valuation Time (as defined below on page [    ]).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees believe that the merger may provide shareholders of Balanced Portfolio with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Balanced Portfolio shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of Balanced Portfolio the opportunity to invest in a substantially larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for the Funds, has advised the Trustees that Balanced Portfolio and Total Return Portfolio have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds have the same portfolio management team and follow similar investment processes.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Balanced Portfolio, and (2) the interests of the existing shareholders of Balanced

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Portfolio will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement and Plan of Reorganization (as defined below) effecting the merger.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. Total Return Portfolio seeks high total return, a combination of income and capital appreciation. Both Funds normally invest approximately 60% of their net assets in common stocks and other equity securities and approximately 40% of their net assets in fixed income securities, including lower-quality debt securities. Balanced Portfolio may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Portfolio invests at least 25% of net assets in fixed income senior securities. Both Funds may invest in foreign securities (for Total Return Portfolio, up to 25% of total assets). Total Return Portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. Total Return Portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Each Fund’s bond investments normally consist of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below), while Balanced Portfolio could put up to 20% of its total assets in junk bonds.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2004, and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed merger as of that date:

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Portfolio Composition (as a % of Fund)

Category	Balanced Portfolio	Total Return Portfolio	Total Return Portfolio— Pro Forma Combined(1)
Common Stocks	60%	60%	60%
Fixed Income Holdings	37%	37%	37%
Cash & Cash Equivalents	3%	3%	3%

	100%	100%	100%

(1)	Reflects the blended characteristics of Balanced Portfolio and Total Return Portfolio as of December 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5.	How do the management fee ratios and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2004, and the pro forma estimated expense ratios of Total Return Portfolio assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for Total Return Portfolio reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger. As of December 31, 2004, Total Return Portfolio and Balanced Portfolio had net assets of $654,550,230 and $130,377,260, respectively.

Balanced Portfolio		Total Return Portfolio (pre-merger)		Total Return Portfolio (post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.475%	All Levels	0.550%	$0-$250 million	0.470%
				$250 million- $1 billion	0.445%
				Over $1 billion	0.410%

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As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Balanced Portfolio. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a % of average net assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after waiver)
Balanced Portfolio
Class A	0.48%	None	0.12%	0.60%	—(1)	0.60%
Total Return Portfolio
Class A	0.55%	None	0.04%	0.59%	—	0.59%
Total Return Portfolio
(Pro forma combined) Class A	0.45%(2)	None	0.06%(3)	0.51%	—(4)	0.51%

(1)	Through April 30, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses to the extent necessary to maintain the Class A shares total operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Restated to reflect the management fee schedule for Total Return Portfolio that will be effective upon consummation of the merger.
(3)	Other expenses are estimated, accounting for the effect of the merger.
(4)	Through April 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses to the extent necessary to maintain the fund’s total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

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Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Balanced Portfolio
Class A	$61	$192	$335	$750
Total Return Portfolio
Class A	$60	$189	$329	$738
Total Return Portfolio
(Pro forma combined)
Class A	$52	$164	$285	$640

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Balanced Portfolio or its shareholders as a direct result of the merger. As described above, shares of Balanced Portfolio are available to investors purchasing Contracts funded through the separate accounts of Participating Insurance Companies. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the merger, whether treated as a tax-free transaction or not, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received. No fee is charged to shareholders when they purchase or redeem shares of the

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Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Total Return Portfolio they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Balanced Portfolio.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Total Return Portfolio will equal the total value of your investment in Balanced Portfolio at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of (A) 67% or more of the shares of Balanced Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of Balanced Portfolio, whichever is less.

The Trustees of the Trust believe that the proposed merger is in the best interest of Balanced Portfolio. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Total Return Portfolio and how do they compare with those of Balanced Portfolio?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio management team.

Total Return Portfolio.    Total Return Portfolio seeks high total return, a combination of income and capital appreciation.

Total Return Portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The Advisor employs a team approach to allocate Total Return Portfolio’s assets among the various asset classes.

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Total Return Portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Total Return Portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from U.S. issuers, but Total Return Portfolio may invest up to 25% of total assets in foreign securities.

The Advisor regularly reviews Total Return Portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with Total Return Portfolio’s investment objective. In deciding how to allocate the Total Return Portfolio’s assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed securities for Total Return Portfolio.

Equity securities in Total Return Portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stock.    In choosing these securities, the Advisor primarily invests in U.S. companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The Advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The Advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks.    When selecting value stocks, the Advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The Advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks.    In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The Advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The Advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The Advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

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U.S. Investment Grade Securities.    In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The Advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the Advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by Total Return Portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities.    In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchange currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities.    In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

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Other Investments.    Normally, Total Return Portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, Total Return Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, Total Return Portfolio may use futures, currency options and forward currency transactions. Total Return Portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, Total Return Portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Total Return Portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

Total Return Portfolio has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Balanced Portfolio.    Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities.

Balanced Portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Balanced Portfolio may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Portfolio invests at least 25% of net assets in fixed income senior securities. Balanced Portfolio may invest in foreign securities as well as securities of U.S. issuers.

The Advisor regularly reviews Balanced Portfolio’s investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the Balanced Portfolio’s investment objective. In deciding how to allocate Balanced Portfolio’s assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed income securities for Balanced Portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

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Growth Stocks.    In choosing these securities, the managers primarily invest in U.S. companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks.    When selecting value stocks, these portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Small Company Stocks.    In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

U.S. Investment Grade Securities.    In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

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Foreign Debt Securities.    In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchanges currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities.    In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Balanced Portfolio may lend its investment securities up to 33% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change Balanced Portfolio’s investment objective without seeking shareholder approval.

Other Investments.    Balanced Portfolio’s bond investments are primarily in the top four grades of credit quality. Balanced Portfolio could put up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default. Balanced Portfolio may also invest in foreign securities. Balanced Portfolio may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

Balanced Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Balanced Portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, Balanced Portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Balanced Portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

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Balanced Portfolio has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The portfolio turnover rate for Total Return Portfolio, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2004 was 131%. The portfolio turnover rate for Balanced Portfolio for the fiscal year ended December 31, 2004 was 138%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by Total Return Portfolio and Balanced Portfolio, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Total Return Portfolio. Certain risks associated with an investment in Total Return Portfolio are summarized below. The risks of an investment in Total Return Portfolio are similar to the risks of an investment in Balanced Portfolio. More detailed descriptions of the risks associated with an investment in Total Return Portfolio can be found in the current prospectus and statement of additional information for Total Return Portfolio.

The value of your investment in Total Return Portfolio will change with changes in the values of the investments held by Total Return Portfolio. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Total Return Portfolio’s investments as a whole. Total Return Portfolio could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Total Return Portfolio, cause you to lose money or cause the performance of Total Return Portfolio to trail that of other investments.

Stock Market Risk.    As with most stock portfolios, an important factor with Total Return Portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Total Return Portfolio makes and Total Return Portfolio may not be able to get attractive prices for them. An investment in Balanced Portfolio is also subject to this risk.

Industry Risk.    While Total Return Portfolio does not concentrate in any industry, to the extent that Total Return Portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of Total Return Portfolio’s

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securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Balanced Portfolio is also subject to this risk.

Credit Risk.    A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because Total Return Portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in Balanced Portfolio is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of Total Return Portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by Total Return Portfolio may prepay principal earlier than scheduled, forcing Total Return Portfolio to reinvest in lower yielding securities. This prepayment may reduce Total Return Portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing Total Return Portfolio’s duration and reducing the value of such a security. Because Total Return Portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in Balanced Portfolio is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Total Return Portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose Total Return Portfolio to the effects of leverage, which could increase Total Return Portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Total Return Portfolio. An investment in Balanced Portfolio is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Total Return Portfolio that occurs during the term of the loan would be borne by Total Return Portfolio and would adversely affect Total Return Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Total Return Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Balanced Portfolio is also subject to this risk.

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Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Total Return Portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into Total Return Portfolio. If Total Return Portfolio underestimates their price, you may not receive the full market value for your Total Return Portfolio shares when you sell. An investment in Balanced Portfolio is also subject to this risk.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing Total Return Portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, Total Return Portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Balanced Portfolio is also subject to this risk.

Small Company Capitalization Risk.    Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares. An investment in Balanced Portfolio is also subject to this risk.

Foreign Investment Risk.    To the extent that Total Return Portfolio holds the securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of Total Return Portfolio’s investments or prevent Total Return Portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. These risks tend to be greater in emerging markets, so to the extent Total Return Portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which Total Return Portfolio has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors. An investment in Balanced Portfolio is also subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (an investment in Balanced Portfolio is also subject to this other risk factor); and

•	the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the Advisor to be of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any

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Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the charts shows how the performance of each Fund compares to that of three broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not necessarily an indication of future performance.

Calendar Year Total Returns (%)

Total Return Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2, 1997                    Worst Quarter: -9.91%, Q2, 2002

Balanced Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.51%, Q4, 1998                         Worst Quarter: -9.71%, Q2, 2002

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Average Annual Total Returns (%) as of 12/31/04

	Past 1 year	Past 5 years	Past 10 years
Total Return Portfolio
Class A	6.64%	-0.47%	8.58%
Index 1 (Reflects no deductions for fees or expenses)	10.88%	-2.30%	12.07%
Index 2 (Reflects no deductions for fees or expenses)	6.30%	-9.29%	9.59%
Index 3 (Reflects no deductions for fees or expenses)	4.34%	7.71%	7.72%

Balanced Portfolio
Class A	6.48%	-0.37%	9.40%
Index 1 (Reflects no deductions for fees or expenses)	10.88%	-2.30%	12.07%
Index 2 (Reflects no deductions for fees or expenses)	6.30%	-9.29%	9.59%
Index 3 (Reflects no deductions for fees or expenses)	4.34%	7.71%	7.72%

Index 1:    The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Index 3:    The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate and yankee bonds with an approximate average maturity of 10 years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company or (800) 621-1048 or visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor, Subadvisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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Total Return Portfolio’s Board has approved a subadvisory agreement, and Balanced Portfolio’s Board has approved a research and subadvisory agreement, between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor to each Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of each Fund’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly-owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from each Fund.

Each Fund is managed by a team of investment professionals who share responsibility for each Fund’s investment management decisions.

Julie M. Van Cleave, CFA, Managing Director of DeAM, is a Portfolio Manager of each Fund. Ms. Van Cleave joined DeAM and became a Portfolio Manager of the Funds in 2002. Ms. Van Cleave has 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap management team and holds an MBA from the University of Wisconsin-Madison.

Thomas F. Sassi, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Sassi joined DeAM in 1996 and became a Portfolio Manager of the Funds in 2004. Mr. Sassi has over 32 years of investment industry experience and holds an MBA from Hofstra University.

J. Christopher Gagnier, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Gagnier joined DeAM in 1997 and became a Portfolio Manager of the Funds in 2002. Mr. Gagnier began his investment career in 1979, served as portfolio manager at Paine Webber from 1984 to 1997 and holds an MBA from the University of Chicago.

Andrew P. Cestone, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Cestone is currently Head of Core Plus Fixed Income. Mr. Cestone joined DeAM in 1998 and became a Portfolio Manager of the Funds in 2002. Mr. Cestone began his investment career in 1995, serving as a credit officer at Fleet Bank, from 1995 to 1997. Mr. Cestone also served as an investment analyst at Phoenix Investment Partners from 1997 to 1998.

Arnim S. Holzer, Director of DeAM, is a Portfolio Manager of each Fund. Mr. Holzer joined DeAM in 1999 and became a Portfolio Manager of each Fund in 2004. Mr. Holzer has 18 years of investment industry experience including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation and holds an MBA from Fordham University.

Brett Diment, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Diment joined DeAM in 1991, the Total Return Portfolio in 2003 and the Balanced Portfolio in 2004. Mr. Diment began his investment career in 1991, served as Head of Emerging Market Debt for London Fixed Income and was responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

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Distribution and Service Fees.    Pursuant to a separate Underwriting Agreement for Balanced Portfolio and an Underwriting and Distribution Services Agreement for Total Return Portfolio, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A Shares of both Balanced Portfolio and Total Return Portfolio. SDI acts as agent of each Fund in the continuous offering of shares to the separate accounts of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of Scudder Variable Series II (of which Total Return Portfolio is a series) are different from those of the Trust (of which Balanced Portfolio is a series). As more fully described in the statement of additional information for Total Return Portfolio, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Variable Series II: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson (Chair), William N. Shiebler, Robert H. Wadsworth and John G. Weithers. In addition, the officers of the Trust are the same as those of Scudder Variable Series II, except that Philip J. Collora, Vice President and Assistant Secretary of Scudder Variable Series II, is not an officer of the Trust, and John Millette, Secretary of Scudder Variable Series II, is Vice President and Secretary of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).     PricewaterhouseCoopers LLP serves as Auditor for Balanced Portfolio. Ernst & Young LLP serves as Auditor for Total Return Portfolio.

Charter Documents.    Balanced Portfolio is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Total Return Portfolio is a series of Scudder Variable Series II, a Massachusetts business trust governed by Massachusetts law. Balanced Portfolio is governed by an Amended and Restated Agreement and Declaration of Trust dated October 24, 1997, as amended from time to time. Total Return Portfolio is governed by an Amended and Restated Declaration of Trust dated January 22, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Balanced Portfolio and Total Return Portfolio have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither Fund is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders

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of Scudder Variable Series II may call a shareholder meeting if the Trustees and the President of the trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The President and Secretary (or the Trustees, if for the purpose of removing a Trustee) of the Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of Total Return Portfolio requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of the Trust may merge or consolidate Balanced Portfolio with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Total Return Portfolio and Balanced Portfolio, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Balanced Portfolio, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the Trust or series outstanding and entitled to vote. Scudder Variable Series II (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the trust or series or class entitled to vote on the matter. The Declaration of Trust governing Balanced Portfolio may be amended by the vote of the holders of a majority of the shares outstanding and entitled to vote. The Declaration of Trust governing Balanced Portfolio may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change

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does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Total Return Portfolio may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Total Return Portfolio may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Balanced Portfolio provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders. In addition, only the Declaration of Trust governing Total Return Portfolio expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Trustees of Scudder Variable Series I, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Variable Series I may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of Scudder Variable Series II need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of Scudder Variable Series II may be removed for cause by a written instrument signed by a majority of the Trustees, or with or without cause by vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter or by a written consent filed with the custodian of the trust’s portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Variable Series I is the presence in person or by proxy of one-third of the shares entitled to vote. Quorum for a shareholder meeting of Scudder Variable Series II is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Balanced Portfolio and Total Return Portfolio. It is qualified in its entirety by reference to the charter documents themselves.

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IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Balanced Portfolio are being asked to approve a merger between Balanced Portfolio and Total Return Portfolio pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Balanced Portfolio to Total Return Portfolio in exchange for the assumption by Total Return Portfolio of all of the liabilities of Balanced Portfolio and for the issuance and delivery to Balanced Portfolio of Merger Shares equal in aggregate value to the net value of the assets transferred to Total Return Portfolio.

After receipt of the Merger Shares, Balanced Portfolio will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Balanced Portfolio, and the legal existence of Balanced Portfolio as a series of the Trust will be terminated. Each shareholder of Balanced Portfolio will receive a number of full and fractional Merger Shares equal in value as of the Valuation Time (as defined below on page [    ]) to, the aggregate value of the shareholder’s Balanced Portfolio shares. Such shares will be held in an account with Total Return Portfolio identical in all material respects to the account currently maintained by Balanced Portfolio. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Balanced Portfolio separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Balanced Portfolio under an existing Contract will, following the merger, be allocated to Total Return Portfolio.

Prior to the date of the merger, Balanced Portfolio will sell any investments that are not consistent with the current investment objective, policies and restrictions of Total Return Portfolio, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Balanced Portfolio through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury Regulations thereunder. DeIM has represented that as of March 4, 2005, Balanced Portfolio did not have any investments that were not consistent with the current investment objective, policies and restrictions of Total Return Portfolio.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Balanced Portfolio also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Balanced Portfolio.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of Scudder Variable Series II may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

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Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of Balanced Portfolio in November 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Balanced Portfolio conducted a thorough review of the potential implications of the merger on Balanced Portfolio’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On March 14, 2005, the Trustees of Balanced Portfolio, including all Trustees who are not “interested persons” of Balanced Portfolio (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of Balanced Portfolio approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratio of Balanced Portfolio and the estimated operating expense ratio of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expense ratio of Class A of the combined fund is lower than Class A of Balanced Portfolio. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels below Balanced Portfolio’s current operating expense ratio. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Total Return Portfolio, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of Balanced Portfolio and the operating expense ratios of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•

The compatibility of Balanced Portfolio’s and Total Return Portfolio’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and

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restrictions of Balanced Portfolio and Total Return Portfolio were similar and that the securities in Balanced Portfolio’s portfolio were compatible with the securities in Total Return Portfolio’s portfolio. The Trustees also considered that the merger would permit the shareholders of Balanced Portfolio to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Total Return Portfolio. The Trustees concluded that the services available to shareholders of Total Return Portfolio were substantially similar to those available to shareholders of Balanced Portfolio.

•	The costs to be borne by Balanced Portfolio, Total Return Portfolio and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Fund’s portfolio.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than Balanced Portfolio and enjoy any related economies of scale.

•	The investment performance of Balanced Portfolio and Total Return Portfolio. The Trustees noted that both Funds had similar returns over the one, three and five year periods and that Balanced Portfolio had superior returns over the ten year period.

•	That DeIM has agreed to indemnify Total Return Portfolio against certain liabilities Total Return Portfolio may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Total Return Portfolio (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that Balanced Portfolio’s participation in the merger would be in the best interests of Balanced Portfolio and would not dilute the interests of Balanced Portfolio’s existing shareholders. The Trustees of Balanced Portfolio, including the Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Total Return Portfolio will acquire all of the assets of Balanced Portfolio solely in exchange for the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on April 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

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Balanced Portfolio will transfer all of its assets to Total Return Portfolio, and in exchange, Total Return Portfolio will assume all liabilities of Balanced Portfolio and deliver to Balanced Portfolio a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Balanced Portfolio, less the value of the liabilities of Balanced Portfolio assumed by Total Return Portfolio. Immediately following the transfer of assets on the Exchange Date, Balanced Portfolio will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Balanced Portfolio, with Merger Shares being distributed to holders of shares of Balanced Portfolio. As a result of the proposed merger, each shareholder of Balanced Portfolio will receive a number of Merger Shares equal in aggregate value at the Valuation Time to the value of the Balanced Portfolio shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Total Return Portfolio in the name of such Balanced Portfolio shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Variable Series II have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Total Return Portfolio and Balanced Portfolio, (ii) by either party if the merger shall not be consummated by July 1, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Balanced Portfolio approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Balanced Portfolio are added to the portfolio of Total Return Portfolio, the resulting portfolio will meet the investment objective, policies and restrictions of Total Return Portfolio.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $260,756. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Balanced Portfolio’s shareholders in accordance with the Agreement as described above. Merger Shares will be Class A shares of Total Return Portfolio. Merger Shares have the same characteristics as Class A shares of Balanced Portfolio. Merger Shares will be treated as having been purchased on the same date and for the same price as the Balanced Portfolio shares for which they were exchanged. For more information on the characteristics of Merger Shares, please see the Total Return Portfolio prospectus, a copy of which is included with this Prospectus/Proxy Statement.

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Under Massachusetts law, shareholders of Total Return Portfolio could, under certain circumstances, be held personally liable for the obligations of Total Return Portfolio. However, Total Return Portfolio’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Total Return Portfolio and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Total Return Portfolio. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Total Return Portfolio.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Total Return Portfolio of all of the assets of Balanced Portfolio solely in exchange for Merger Shares and the assumption by Total Return Portfolio of all of Balanced Portfolio’s liabilities, followed by the distribution by Balanced Portfolio to its shareholders of Merger Shares in complete liquidation of Balanced Portfolio, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Balanced Portfolio and Total Return Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Balanced Portfolio upon the transfer of Balanced Portfolio’s assets to Total Return Portfolio in exchange for Merger Shares and the assumption of the Balanced Portfolio liabilities by Total Return Portfolio, or upon the distribution of the Merger Shares to Balanced Portfolio’s shareholders in liquidation of Balanced Portfolio;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Balanced Portfolio on the receipt of Merger Shares solely in exchange for shares of Balanced Portfolio;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each Balanced Portfolio shareholder will be the same as the aggregate basis of Balanced Portfolio shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of Balanced Portfolio will include the holding periods of Balanced Portfolio shares exchanged therefor, provided that at the time of the reorganization Balanced Portfolio shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, Total Return Portfolio will not recognize gain or loss upon the receipt of assets of Balanced Portfolio in exchange for Merger Shares and the assumption by Total Return Portfolio of all of the liabilities of Balanced Portfolio;

(vii)	under Section 362(b) of the Code, the basis of the assets of Balanced Portfolio transferred to Total Return Portfolio in the reorganization will be the same in the hands of Total Return Portfolio as the basis of such assets in the hands of Balanced Portfolio immediately prior to the transfer; and

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(viii)	under Section 1223(2) of the Code, the holding periods in the hands of Total Return Portfolio of the assets of Balanced Portfolio transferred to Total Return Portfolio will include the periods during which such assets were held by Balanced Portfolio.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code, and Treasury Regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Total Return Portfolio intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains. Additional distributions may be made if necessary. All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of Total Return Portfolio. If the Agreement is approved by Balanced Portfolio’s shareholders, Balanced Portfolio will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio Pro Forma Combined
Net Assets
Class A Shares	$621,557,263	$130,377,260	$—	$751,934,523
Class B Shares	$32,992,967	$—	$—	$32,992,967

Total Net Assets	$654,550,230	$130,377,260	$—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597
Net Asset Value Per Share
Class A Shares	$22.37	$11.70	$—	$22.37
Class B Shares	$22.33	$—	$—	$22.33

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Portfolio will be received by the shareholders of Balanced Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Portfolio that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of December 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Total Return Portfolio will be the surviving fund following the merger, and because Total Return Portfolio’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Balanced Portfolio to Total Return Portfolio as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, unanimously recommend approval of the merger.

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V. INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Balanced Portfolio into Total Return Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Balanced Portfolio shareholders (the “Meeting”). The Meeting is to be held on April 15, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about [mailing date].

As of February 9, 2005, Balanced Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	10,961,757.515

Only shareholders of record on February 9, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Balanced Portfolio’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of (A) 67% or more of the shares of Balanced Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of Balanced Portfolio, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Balanced Portfolio at the close of business on February 9, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of Balanced Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Balanced Portfolio as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

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Share Ownership.    As of February 9, 2005, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Balanced Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Balanced Portfolio as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Allmerica Life Ins Co 440 Lincoln St Worcester, MA 01653-0002	33.65%

A	Lincoln Benefit Life Annuity-270 Attn: Accting Financial Control Team 544 Lakeview Pkwy Vernon Hills, IL 60061-1826	14.99%

A	Safeco-130 Mutual Fund Controllers Separate Accounts Accounting 4854 154th Pl NE Redmond, WA 98052-9664	40.46%

To the best of the knowledge of Total Return Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Total Return Portfolio as of February 9, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	Allmerica Life SVSII 440 Lincoln St Worcester, MA 01653-0002	31.83%

A	Kemper Investors Life Windy Point II 1600 McConnor Pkwy Schaumburg, IL 60196-6800	47.96%

A	Zurich Destinations Farmers SVSII C/O Kilico Attn: Investment Accounting LL-2W PO Box 19097 Greenville, SC 29602-9097	19.42%

B	The Manufactures Life Ins Co (USA) 500 Boylston St Ste 400 Boston, MA 02116-3739	80.19%

B	Travelers Life & Annuity Company 1 Cityplace Hartford, CT 06103	10.88%

B	Travelers Insurance Company Attn: Shareholder Accounting Unit PO Box 990027 Hartford, CT 06199-0027	8.48%

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Solicitation of Proxies.    As discussed above, shares of Balanced Portfolio are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, all shares of Balanced Portfolio are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Balanced Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Balanced Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Balanced Portfolio for which it has received instructions from Contract Owners (i.e., echo voting). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Balanced Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Balanced Portfolio, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $3,500. As the Meeting date approaches, certain shareholders of Balanced Portfolio may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Balanced Portfolio. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the

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responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-288-6285. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and/or voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Balanced Portfolio, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

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VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Variable Series II (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Total Return Portfolio (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Variable Series I (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Balanced Portfolio (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to the Class A Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3    The number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities of a Class A share of the Acquired Fund determined in accordance with section 2.1 by the net asset value of a Class A Acquiring Fund Share determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 2, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00

a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    DST Systems, Inc. (“DST”), (or its designee) as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)    The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii)

not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)    The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2     Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 15, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5     The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7     Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)    the Acquiring Trust has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have adopted a new investment management fee schedule of 0.470% of average daily net assets for the first $250 million in assets, 0.445% of average daily net assets for the next $750 million in assets and 0.410% of average daily assets exceeding $1 billion, and entered into an expense cap agreement with DeIM limiting the expenses of the Class A of the Acquiring Fund to 0.51%, excluding certain expenses, for the period commencing May 2, 2005 and ending May 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)    the Acquired Trust has been duly formed and is an existing business trust;

(b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 1, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquired Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER VARIABLE SERIES II, on behalf of Scudder Total Return Portfolio

Secretary	By: Its:

Attest:	SCUDDER VARIABLE SERIES I, on behalf of Balanced Portfolio

Secretary	By: Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

EXHIBIT B

Updated financial highlights for Total Return Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004

B-1

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$21.32	$18.66	$22.57	$25.91	$28.82

Income (loss) from investment operations:
Net investment income (loss)[c]	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93	2.90	(3.81)	(2.20)	(1.40)

Total from investment operations	1.40	3.27	(3.34)	(1.59)	(.66)

Less distributions from:
Net investment income	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	(.95)	(1.35)
Total distributions	(.35)	(.61)	(.57)	(1.75)	(2.25)

Net asset value, end of period	$22.37	$21.32	$18.66	$22.57	$25.91

Total Return (%)	6.64	18.10	(15.17)	(6.09)	(2.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622	667	640	861	851
Ratio of expenses (%)	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	131[d]	102[d]	140	115	107

a	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

b	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c	Based on average shares outstanding during the period.

d	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

B-2

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at (877) 288-6285.

SBP_14954

FSIII-VA.B

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PO Box 18011 Hauppauge, NY 11788-8811	BALANCED PORTFOLIO SCUDDER VARIABLE SERIES I PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 9:00 a.m., Eastern time, on April 15, 2005	PROXY CARD

The undersigned hereby appoints Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.
Signature(s) (Title(s), if applicable)
Date	SBP_14954
FSIII-VA.B

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL 1:

1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Balanced Portfolio to Scudder Total Return Portfolio, in exchange for shares of Scudder Total Return Portfolio and the assumption by Scudder Total Return Portfolio of all of the liabilities of Balanced Portfolio and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Balanced Portfolio in complete liquidation of Balanced Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

SBP_14954

FSIII-VA.B

Supplement to the currently effective prospectus of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio	•	Scudder Technology Growth Portfolio

•	Scudder Blue Chip Portfolio	•	Scudder Templeton Foreign Value Portfolio

•	Scudder Conservative Income Strategy Portfolio	•	Scudder Total Return Portfolio

•	Scudder Fixed Income Portfolio	•	SVS Davis Venture Value Portfolio

•	Scudder Global Blue Chip Portfolio	•	SVS Dreman Financial Services Portfolio

•	Scudder Government & Agency Securities Portfolio	•	SVS Dreman High Return Equity Portfolio

•	Scudder Growth Portfolio	•	SVS Dreman Small Cap Value Portfolio

•	Scudder Growth & Income Strategy Portfolio	•	SVS Eagle Focused Large Cap Growth Portfolio

•	Scudder Growth Strategy Portfolio	•	SVS Focus Value+Growth Portfolio

•	Scudder High Income Portfolio	•	SVS Index 500 Portfolio

•	Scudder Income & Growth Strategy Portfolio	•	SVS INVESCO Dynamic Growth Portfolio

•	Scudder International Select Equity Portfolio	•	SVS Janus Growth and Income Portfolio

•	Scudder Large Cap Value Portfolio	•	SVS Janus Growth Opportunities Portfolio

•	Scudder Mercury Large Cap Core Portfolio	•	SVS MFS Strategic Value Portfolio

•	Scudder Money Market Portfolio	•	SVS Oak Strategic Equity Portfolio

•	Scudder Small Cap Growth Portfolio	•	SVS Turner Mid Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

For all listed funds (except Scudder Money Market Portfolio). The following information replaces the applicable market timing disclosure under “Buying and Selling Shares” in each portfolio’s prospectus:

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., “time zone arbitrage”).

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio’s policies as described in this prospectus and approved by the Board.

The portfolio’s policies include:

•	the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

•	the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See “How the portfolio calculates share price” in the portfolio’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the Advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the Advisor and the portfolio do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio’s policies and procedures may be modified or terminated at any time.

The following supplements the information under “Buying and Selling Shares” in both Scudder Money Market Portfolio prospectuses:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following replaces the disclosure regarding fair valuation under “How the portfolio calculates share price” in each portfolio’s prospectus:

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

The following supplements the “Other Policies and Risks” or “Other Policies” section of each portfolio’s prospectus:

The portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

Please Retain This Supplement for Future Reference

March 16, 2005

Supplement to the currently effective prospectus of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder Growth & Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder High Income Portfolio

•	Scudder Income & Growth Strategy Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

For all listed funds (except Scudder Money Market Portfolio). The following information replaces the applicable market timing disclosure under “Buying and Selling Shares” in each portfolio’s prospectus:

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., “time zone arbitrage”).

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio’s policies as described in this prospectus and approved by the Board. The portfolio’s policies include:

•	the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

•	the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See “How the portfolio calculates share price” in the portfolio’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the portfolios or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of portfolio shares held in such omnibus accounts (which may represent most of the portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the portfolio.

The portfolio’s policies and procedures may be modified or terminated at any time.

The following supplements the information under “Buying and Selling Shares” in both Scudder Money Market Portfolio prospectuses:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following replaces the disclosure regarding fair valuation under “How the portfolio calculates share price” in each portfolio’s prospectus:

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

The following supplements the “Other Policies and Risks” or “Other Policies” section of each portfolio’s prospectus:

The portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

Please Retain This Supplement for Future Reference

February 9, 2005

Scudder Variable Series II

•	Scudder Total Return Portfolio

Supplement to the currently effective prospectus

The following information replaces the disclosure for Scudder Variable Series II: Scudder Total Return Portfolio in “The Portfolio’s Main Investment Strategy” section of the prospectus.

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities.

The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The following information supplements “The Main Risks of Investing in the Portfolio” section.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

The following information supplements the disclosure under “The Investment Advisor.”

Scudder Total Return Portfolio’s Board has approved a subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Scudder Total Return Portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the Scudder Total Return Portfolio.

The following information replaces the disclosure under “The Portfolio Managers.”

The portfolio is managed by a team of investment professionals who share responsibility for the portfolio’s investment management decisions.

Julie M. Van Cleave	J. Christopher Gagnier	Arnim S. Holzer

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.	Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.	Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

• Joined Deutsche Asset Management and the portfolio in 2002.	• Joined Deutsche Asset Management in 1997 and the portfolio in 2002.	• Joined Deutsche Asset Management in 1999, having served with the equity and fixed-income investment committees.

• Head of Large Cap Growth Portfolio Selection Team.	• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.	• Senior Investment Strategist for Asset Allocation.

•      Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

•      MBA, University of Wisconsin — Madison.

• Began investment career in 1979. • MBA, University of Chicago.

•      Previous experience includes 18 years of investment industry experience, including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

•      Joined the portfolio in 2004.

•      MBA, Fordham University.

Thomas F. Sassi	Andrew P. Cestone	Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.	Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.	Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

• Joined Deutsche Asset Management in 1996 and the portfolio in 2004.	• Joined Deutsche Asset Management in 1998 and the portfolio in 2002.	• Joined Deutsche Asset Management in 1991 and the portfolio in 2003.

• Over 32 years of investment industry experience. • MBA, Hofstra University.

•      Head of Core Plus Fixed Income.

•      Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•      Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

•      Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

•      Began investment career in 1991.

Supplement to the currently effective prospectus of each of the listed portfolios/funds:

Scudder Variable Series I

•	21st Century Growth Portfolio

•	Balanced Portfolio

•	Bond Portfolio

•	Capital Growth Portfolio

•	Global Discovery Portfolio

•	Growth and Income Portfolio

•	Health Sciences Portfolio

•	International Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value + Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth And Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Scudder VIT EAFE Equity Index Fund

Scudder VIT Small Cap Index Fund

Scudder VIT Real Estate Securities Portfolio

The following information is added to the prospectus of each portfolios/funds under the heading “Who Manages and Oversees the Portfolios/Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the portfolios/funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder portfolios/funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder portfolios/funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases portfolio/fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder portfolios/funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder portfolio/fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder portfolios/funds.

June 1, 2004

Scudder Variable Series II

•	Scudder Total Return Portfolio

Prospectus

May 1, 2004

Class A Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolio Works

3	Scudder Total Return Portfolio

9	Other Policies and Risks

9	Investment Advisor

Your Investment in the Portfolio

10	Buying and Selling Shares

12	How the Portfolio Calculates Share Price

12	Distributions

12	Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It’s not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Total Return Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies that have the potential to display above-average earnings growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio’s holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers, industries and economic sectors represented.

The portfolio managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company’s fundamentals have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, this portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

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Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

•	the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

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Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-9.49	25.97	16.76	19.96	15.14	14.81	-2.63	-6.09	-15.17	18.10
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997	Worst Quarter: -9.91%, Q2 2002

2004 Total Return as of March 31: 2.16%

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Portfolio — Class A	18.10	1.02	6.82
Index 1	28.68	-0.57	11.07
Index 2	4.10	6.62	6.95
Index 3	29.75	-5.11	9.21

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.04

Total Annual Operating Expenses	0.59

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$60	$189	$329	$738

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The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

The portfolio is managed by three teams of investment professionals who share responsibility for the portfolio’s investment management decisions.

Equity Team

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years’ investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

•	MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes nine years’ investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

•	MBA, Marquette University.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes 15 years’ investment industry experience, most recently serving as Director — Common Stock at Mason Street Advisors.

•	MBA, University of Chicago.

Fixed Income Team

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

•	Began investment career in 1979.

•	MBA, University of Chicago.

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1992 and the portfolio in 2002.

•	Began investment career in 1982.

•	MBA, Drexel University.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1985.

•	MBA, Drexel University.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

•	Began investment career in 1992.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1984.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2002 and the portfolio in 2003.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	MBA, Baruch College.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2003.

•	Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

•	Began investment career in 1984.

Brett Diment

Managing Director of Deutsche Asset Management and Consultant to the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2003.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

•	Began investment career in 1991.

Asset Allocation Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2002.

•	Head of global and tactical asset allocation.

•	Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•	Over 16 years of investment industry experience.

•	Master’s degree in Social Science from California Institute of Technology.

•	Ph.D in Political Science from University of California at Irvine.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio — Class A

Years Ended December 31,	2003		2002	2001^a	2000^b	1999^b
Selected Per Share Data
Net asset value, beginning of period	$18.66		$22.57	$25.91	$28.82	$27.35
Income (loss) from investment operations:
Net investment income (loss)^c	.37		.47	.61	.74	.84
Net realized and unrealized gain (loss) on investment transactions	2.90		(3.81)	(2.20)	(1.40)	3.03

Total from investment operations	3.27		(3.34)	(1.59)	(.66)	3.87

Less distributions from:
Net investment income	(.61)		(.57)	(.80)	(.90)	(.90)
Net realized gains on investment transactions	—		—	(.95)	(1.35)	(1.50)

Total distributions	(.61)		(.57)	(1.75)	(2.25)	(2.40)

Net asset value, end of period	$21.32		$18.66	$22.57	$25.91	$28.82
Total Return (%)	18.10		(15.17)	(6.09)	(2.63)	14.81

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	667		640	861	851	952
Ratio of expenses (%)	.59		.58	.58	.61	.61
Ratio of net investment income (loss) (%)	1.88		2.32	2.63	2.75	3.12
Portfolio turnover rate (%)	102	^d	140	115	107	80

^a	As required, effective January 1, 2001, the portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b	On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c	Based on average shares outstanding during the period.

^d	The portfolio turnover rate including mortgage dollar roll transactions was 108% for the year ended December 31, 2003.

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Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

•	The advisor or the portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, the portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio’s investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the 12 months through the most recent fiscal year end, as a percentage of the portfolio’s average daily net assets:

Portfolio Name	Fee Paid
Scudder Total Return Portfolio	0.55%

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the “insurance companies”) that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company’s articles of incorporation) to help the portfolio verify the insurance company’s identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of the portfolio.

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Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

•	Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolio does not issue share certificates.

•	The portfolio reserves the right to reject purchases of shares for any reason.

•	The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

•	The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company, one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

•	Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm the portfolio and its shareholders. The portfolio and its agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the portfolio’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the portfolio generally has little or no access to the records of individual contract holders. The portfolio is dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The portfolio is working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the portfolio’s shares will not occur.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio’s shareholders.

•	Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

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How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for the portfolio is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security sale.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn’t price their shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the portfolio in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

12

To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the portfolio’s performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.	SEC

222 South Riverside Plaza Chicago, IL 60606-5808 (800)778-1482	450 Fifth Street, N.W. Washington, D.C. 20549-0102 (202) 942-8090 www.sec.gov SEC File #

Scudder Variable Series II	811-5002

Supplement to the currently effective prospectus of each of the listed portfolios/funds:

Scudder Variable Series I

•	21st Century Growth Portfolio	•	Growth and Income Portfolio

•	Balanced Portfolio	•	Health Sciences Portfolio

•	Bond Portfolio	•	International Portfolio

•	Capital Growth Portfolio	•	Money Market Portfolio

•	Global Discovery Portfolio

Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Scudder VIT EAFE® Equity Index Fund

Scudder VIT Small Cap Index Fund

Scudder Real Estate Securities Portfolio

For all listed funds/portfolios (except Scudder Variable Series I Money Market Portfolio. The following information replaces the applicable market timing disclosure under “Buying and Selling Shares” in each portfolio’s/fund’s prospectus:

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio/fund shares may present risks to the portfolio’s/fund’s long-term shareholders, including potential dilution in the value of portfolio/fund shares, interference with the efficient management of the portfolio’s/fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios/funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio/fund (e.g., “time zone arbitrage”).

The portfolio/fund discourages short-term and excessive trading. The portfolio/fund will take steps to detect and deter short-term and excessive trading pursuant to the portfolio’s/fund’s policies as described in this prospectus and approved by the Board.

The portfolio’s/fund’s policies include:

•	the portfolio/fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio/fund; and

•	the portfolio/fund has adopted certain fair valuation practices reasonably designed to protect the portfolio/fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio/fund. (See “How the portfolio/fund calculates share price” in the portfolio’s/fund’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio/fund is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the Advisor and the portfolios/funds reserve the right to terminate a separate account’s ability to invest in the portfolios/funds if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the portfolio’s/fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio/fund shares held in a particular separate account (which may represent most of the portfolio’s/fund’s shares) short-term and/or excessive trading of portfolio/fund shares could adversely affect long-term shareholders in the portfolio/fund. It is important to note that the Advisor and the portfolio/fund do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio/fund.

The portfolio’s/fund’s policies and procedures may be modified or terminated at any time.

The following supplements the information under “Buying and Selling Shares” in both Scudder Variable Series I Money Market Portfolio prospectuses:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in these portfolios/funds and, accordingly, the Board of the portfolio/fund has not approved any policies and procedures designed to limit this activity. However, the portfolio/fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following replaces the disclosure regarding fair valuation under “How the portfolio/fund calculates share price” in each portfolio’s/fund’s prospectus:

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s/fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s/fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio/fund assets that is invested in non-US securities, the more extensive will be the portfolio’s/fund’s use of fair value pricing. This is intended to reduce the portfolio’s/fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

The following supplements the “Other Policies and Risks” or “Other Policies” section of each portfolio’s/fund’s prospectus:

The portfolio’s/fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio/fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio’s/fund’s Statement of Additional Information includes a description of the portfolio’s/fund’s policies and procedures with respect to the disclosure of the portfolio’s/fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

March 16, 2005

Scudder Variable Series I

•	Balanced Portfolio

•	21st Century Growth Portfolio

Scudder Variable Series II

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	Scudder Growth Portfolio

•	Scudder Strategic Income Portfolio

Supplement to the currently effective prospectuses

Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor of the above portfolios, is proposing the following mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below, the Acquired Portfolios on the left are merging into the Scudder Acquiring Portfolios on the right.

Acquired Portfolios	Acquiring Portfolios
Balanced Portfolio	Scudder Total Return Portfolio
21st Century Growth Portfolio	Scudder Small Cap Growth Portfolio
SVS Eagle Focused Large Cap Growth Portfolio	Capital Growth Portfolio
SVS Focus Value+Growth Portfolio	Growth and Income Portfolio
Scudder Growth Portfolio	Capital Growth Portfolio
Scudder Strategic Income Portfolio	Bond Portfolio

Completion of each merger is subject to a number of conditions, including final approval by each participating Portfolio’s Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held within approximately the next three months. Prior to the shareholder meeting, shareholders of each Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Portfolio.

Please Retain This Supplement for Future Reference

February 7, 2005

Supplement to the currently effective prospectus of each of the listed portfolios/funds:

Scudder Variable Series I

•	21st Century Growth Portfolio

•	Balanced Portfolio

•	Bond Portfolio

•	Capital Growth Portfolio

•	Global Discovery Portfolio

•	Growth and Income Portfolio

•	Health Sciences Portfolio

•	International Portfolio

•	Money Market Portfolio

Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Scudder VIT EAFE(R) Equity Index Fund

Scudder VIT Small Cap Index Fund

Scudder Real Estate Securities Portfolio

For all listed funds/portfolios (except Scudder Variable Series I Money Market Portfolio. The following information replaces the applicable market timing disclosure under “Buying and Selling Shares” in each portfolio’s/fund’s prospectus:

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio/fund shares may present risks to the portfolio’s/fund’s long-term shareholders, including potential dilution in the value of portfolio/fund shares, interference with the efficient management of the portfolio’s/fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios/funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio/fund (e.g., “time zone arbitrage”).

The portfolio/fund discourages short-term and excessive trading. The portfolio/fund will take steps to detect and deter short-term and excessive trading pursuant to the portfolio’s/fund’s policies as described in this prospectus and approved by the Board.

The portfolio’s/fund’s policies include:

•	the portfolio/fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio/fund; and

•	the portfolio/fund has adopted certain fair valuation practices reasonably designed to protect the portfolio/fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio/fund. (See “How the portfolio/fund calculates share price” in the portfolio’s/fund’s prospectus.)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio/fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the portfolios/funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the portfolio’s/fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of portfolio/fund shares held in such omnibus accounts (which may represent most of the portfolio’s/fund’s shares) short-term and/or excessive trading of portfolio/fund shares could adversely affect long-term shareholders in the portfolio/fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the portfolio/fund.

The portfolio’s/fund’s policies and procedures may be modified or terminated at any time.

The following supplements the information under “Buying and Selling Shares” in both Scudder Variable Series I Money Market Portfolio prospectuses:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in these portfolios/funds and, accordingly, the Board of the portfolio/fund has not approved any policies and procedures designed to limit this activity. However, the portfolio/fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following replaces the disclosure regarding fair valuation under “How the portfolio/fund calculates share price” in each portfolio’s/fund’s prospectus:

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio’s/fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio’s/fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio/fund assets that is invested in non-US securities, the more extensive will be the portfolio’s/fund’s use of fair value pricing. This is intended to reduce the portfolio’s/fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

The following supplements the “Other Policies and Risks” or “Other Policies” section of each portfolio’s/fund’s prospectus:

The portfolio’s/fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio/fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio’s/fund’s Statement of Additional Information includes a description of the portfolio’s/fund’s policies and procedures with respect to the disclosure of the portfolio’s/fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

February 4, 2005

MRKTIM-3600

Scudder Variable Series I

•	Balanced Portfolio

•	21st Century Growth Portfolio

Scudder Variable Series II

•	SVS Focus Value+Growth Portfolio

•	Scudder Growth Portfolio

Supplement to the currently effective prospectuses

Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor of the above portfolios, is proposing the following mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below the Acquired Portfolios on the left are merging into the Acquiring Portfolios on the right.

Acquired Portfolios

SVS Focus Value+Growth Portfolio

Balanced Portfolio

21st Century Growth Portfolio

Scudder Growth Portfolio

Acquiring Portfolios

Growth and Income Portfolio

Scudder Total Return Portfolio

Scudder Small Cap Growth Portfolio

Capital Growth Portfolio

Completion of each merger is subject to a number of conditions, including final approval by each participating Portfolio’s Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of each Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii)a Prospectus for the applicable Acquiring Portfolio.

Please Retain This Supplement for Future Reference

January 20, 2005

ANN-3600

Scudder Variable Series I

•	Scudder Balanced Portfolio

Supplement to the currently effective prospectus

The following information replaces the disclosure for Scudder Variable Series I: Scudder Balanced Portfolio in “The Portfolio’s Main Investment Strategy” section of the prospectus.

The Portfolio’s Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. The portfolio may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, the portfolio invests at least 25% of net assets in fixed-income senior securities. The portfolio may invest in foreign securities as well as securities of US issuers.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stocks. In choosing these securities, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, these portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market-value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio’s bond investments are primarily in the top four grades of credit quality. The portfolio could put up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default. The portfolio may also invest in foreign securities. The portfolio may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The following information supplements “The Main Risks of Investing in the Portfolio” section.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

The following information supplements the disclosure under “The Investment Advisor.”

Scudder Balanced Portfolio’s Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Scudder Balanced Portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of Scudder Balanced Portfolio’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the Scudder Balanced Portfolio.

The following information replaces the disclosure under “The Portfolio Managers.”

The portfolio is managed by a team of investment professionals who share responsibility for the portfolio’s investment management decisions.

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

•	MBA, University of Wisconsin — Madison.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2004.

•	Over 32 years of investment industry experience.

•	MBA, Hofstra University.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

•	Began investment career in 1979.

•	MBA, University of Chicago.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of Core Plus Fixed Income.

•	Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Arnim S. Holzer

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999, having served with the equity and fixed-income investment committees.

•	Senior Investment Strategist for Asset Allocation.

•	Previous experience includes 18 years of investment industry experience, including three years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

•	Joined the portfolio in 2004.

•	MBA, Fordham University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2004.

•	Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

•	Began investment career in 1991.

Please Retain This Supplement for Future Reference

October 26, 2004

Scudder Variable Series I

•	Balanced Portfolio

Prospectus

May 1, 2004

Class A Shares

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolio Works

3	Balanced Portfolio

9	Other Policies and Risks

9	The Investment Advisor

Your Investment in the Portfolio

10	Buying and Selling Shares

12	How the Portfolio Calculates Share Price

12	Distributions

12	Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It’s not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, and you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Balanced Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in investment-grade bonds and other fixed income securities. The fund may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, the fund invests at least 25% of net assets in fixed-income securities.

In choosing stocks, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

In choosing individual bonds, the managers review each bond’s fundamentals, consider how it is structured and use independent analysis of an issuer’s creditworthiness. The portfolio can buy many types of bonds of any maturity, including mortgage- and asset-backed securities, corporate bonds and government securities.

The managers will normally sell a security when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting their emphasis on or within a given industry.

The managers may favor different types of securities at different times.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio’s bond investments are normally in the top four grades of credit quality. The portfolio could put up to 10% of total assets — though no more than 20% of its bond assets — in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. An important factor with this portfolio is how stock markets perform. When stock prices fall you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

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Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. ( As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

This portfolio may make sense for investors interested in stock and bond investments in a single portfolio.

4

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-2.05	26.67	11.89	24.21	23.19	15.32	-2.02	-6.06	-15.07	17.94
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998	Worst Quarter: -9.71%, Q2 2002

2004 Total Return as of March 31: 2.24%

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Portfolio — Class A	17.94	1.23	8.49
Index 1	28.68	-0.57	11.07
Index 2	29.75	-5.11	9.21
Index 3	4.10	6.62	6.95

Index 1: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Index 3: Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.48%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses	0.59

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$60	$189	$329	$738

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The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years’ investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

•	MBA, University of Wisconsin — Madison.

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1992 and the portfolio in 2002.

•	Began investment career in 1982.

•	MBA, Drexel University.

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2002.

•	Head of global and tactical asset allocation.

•	Investment strategist and managero of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•	Over 16 years of investment industry experience.

•	Master’s degree in Social Science from California Institute of Technology.

•	Ph.D, Political Science from University of California at Irvine.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1985.

•	MBA, Drexel University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002.

•	Began investment career in 1985.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1997 and the portfolio in 2002.

•	Prior to that, portfolio manager, Paine Webber (1984-1997).

•	Began investment career in 1979.

•	MBA, University of Chicago.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2002 and the portfolio in 2004.

•	Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

•	MBA, Baruch College.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes 15 years’ investment industry experience, most recently as Director — Common Stock at Mason Street Advisors.

•	MBA, University of Chicago.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 with 6 years experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

•	Portfolio manager for Core Fixed Income and Global Aggregate Fixed Income.

•	Joined the portfolio in 2002.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes eight years’ investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

•	MBA, Marquette University.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio — Class A

Years Ended December 31,	2003		2002		2001^a		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.72		$11.76		$13.39		$16.11	$15.21
Income (loss) from investment operations:
Net investment income^b	.19		.23		.30		.34	.35
Net realized and unrealized gain (loss) on investment transactions	1.53		(1.97)		(1.07)		(.62)	1.85

Total from investment operations	1.72		(1.74)		(.77)		(.28)	2.20

Less distributions from:
Net investment income	(.25)		(.30)		(.34)		(.28)	(.18)
Net realized gains on investment transactions	—		—		(.52)		(2.16)	(1.12)

Total distributions	(.25)		(.30)		(.86)		(2.44)	(1.30)

Net asset value, end of period	$11.19		$9.72		$11.76		$13.39	$16.11

Total Return (%)	17.94		(15.07)		(6.06)		(2.02)	15.32

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143		130		173		190	199
Ratio of expenses before expense reductions (%)	.59		.56		.57^c		.54	.55
Ratio of expense after expense reductions (%)	.59		.56		.56c		.54	.55
Ratio of net investment income (%)	1.82		2.19		2.46		2.41	2.36
Portfolio turnover rate (%)	99	^d	141	^d	100	^d	127	98

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b	Based on average shares outstanding during the period.

^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

^d	The Portfolio turnover rate including mortgage dollar roll transactions was 112%, 146% and 104% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

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Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

•	The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security’s credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio’s average daily net assets.

Portfolio Name	Fee Paid
Balanced Portfolio	0.475%

9

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolio just described) are the participating insurance companies (the “insurance companies”) that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company’s articles of incorporation) to help the portfolio verify the insurance company’s identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of the portfolio.

10

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

•	Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolio does not issue share certificates.

•	The portfolio reserves the right to reject purchases of shares for any reason.

•	The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

•	The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm the portfolio and its shareholders. The portfolio and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the portfolio’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the portfolio generally has little or no access to the records of individual contract holders. The portfolio is dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The portfolio is working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the portfolio’s shares will not occur.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio’s shareholders.

•	Currently, the Board of Trustees of Scudder Variable Series I does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

11

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for the portfolio is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the portfolio’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security sale.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn’t price their shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the portfolio’s performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. These documents and other information about the portfolio are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 (800) 778-1482	450 Fifth Street, N.W. Washington, D.C. 20549-0102 (202) 942-8090 www.sec.gov SEC File #

Scudder Variable Series I	811-4257

(05/01/04)
1a-bal

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER VARIABLE SERIES II

SCUDDER TOTAL RETURN PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated                      , 2005 for the Special Meeting of Shareholders of Balanced Portfolio, a series of Scudder Variable Series I, to be held on April 15, 2005, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Total Return Portfolio (“Total Return Portfolio”), a series of Scudder Variable Series II, is contained in Total Return Portfolio’s statement of additional information dated May 1, 2004, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information. The audited financial statements and related independent registered public accounting firm’s report for the Total Return Portfolio contained in the Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Total Return Portfolio and Balanced Portfolio as if the merger had been consummated on December 31, 2003, except as otherwise indicated.

Further information about the Balanced Portfolio is contained in its statement of additional information dated May 1, 2004, as supplemented from time to time, for Class A and Class B shares. The audited financial statements and related independent registered public accounting firm’s report for the Balanced Portfolio contained in the Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

The date of this statement of additional information is [                    ], 2005.

S – 1

Pro Forma

Portfolio of Investments

as of December 31, 2004

(UNAUDITED)

(See the Notes at the end of the Portfolio of Investments for a list of abbreviations used.)

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Common Stocks 60.0%
Consumer Discretionary 7.5%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	5,500	—	5,500	80,630	—	80,630
Tenneco Automotive, Inc.	2,800	17,700	20,500	48,272	305,148	353,420

				128,902	305,148	434,050

Automobiles 0.5%
Harley-Davidson, Inc.	8,700	43,400	52,100	528,525	2,636,550	3,165,075
Monaco Coach Corp.	3,300	16,400	19,700	67,881	337,348	405,229

				596,406	2,973,898	3,570,304

Distributors 0.0%
Handleman Co.	—	2,200	2,200	—	47,256	47,256

Hotels Restaurants & Leisure 1.2%
Alliance Gaming Corp.	5,600	28,300	33,900	77,336	390,823	468,159
Ameristar Casinos, Inc.	1,500	7,600	9,100	64,665	327,636	392,301
California Pizza Kitchen, Inc.	3,100	15,200	18,300	71,300	349,600	420,900
CEC Entertainment, Inc.	2,400	12,100	14,500	95,928	483,637	579,565
International Game Technology	10,500	53,300	63,800	360,990	1,832,454	2,193,444
Jack in the Box, Inc.	200	—	200	7,374	—	7,374
Landry’s Restaurants, Inc.	—	13,800	13,800	—	401,028	401,028
McDonald’s Corp.	12,000	59,900	71,900	384,720	1,920,394	2,305,114
YUM! Brands, Inc.	8,000	40,000	48,000	377,440	1,887,200	2,264,640

				1,439,753	7,592,772	9,032,525

Household Durables 0.1%
American Woodmark Corp.	500	3,100	3,600	21,840	135,408	157,248
Fortune Brands, Inc.	1,500	7,300	8,800	115,770	563,414	679,184

				137,610	698,822	836,432

Internet & Catalog Retail 0.3%
eBay, Inc.	3,300	16,800	20,100	383,724	1,953,504	2,337,228
J. Jill Group, Inc.	—	14,900	14,900	—	221,861	221,861

				383,724	2,175,365	2,559,089

Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	2,200	7,200	9,400	58,344	190,944	249,288
RC2 Corp.	100	11,300	11,400	3,260	368,380	371,640

				61,604	559,324	620,928

Media 1.3%
aQuantive, Inc.	—	7,400	7,400	—	66,156	66,156
Comcast Corp., “A”	9,100	45,600	54,700	298,844	1,497,504	1,796,348
McGraw-Hill Companies, Inc.	4,900	24,600	29,500	448,546	2,251,884	2,700,430
Mediacom Communications Corp., “A”	7,700	25,400	33,100	48,125	158,750	206,875
Omnicom Group, Inc.	5,700	28,800	34,500	480,624	2,428,416	2,909,040
Reader’s Digest Association, Inc.	3,200	32,600	35,800	44,512	453,466	497,978
Salem Communications Corp., “A”	1,200	2,400	3,600	29,940	59,880	89,820
Viacom, Inc., “B”	8,270	41,439	49,709	300,945	1,507,965	1,808,910

				1,651,536	8,424,021	10,075,557

Multiline Retail 1.5%
Family Dollar Stores, Inc.	19,300	95,900	115,200	602,739	2,994,957	3,597,696
Kirkland’s, Inc.	2,400	3,700	6,100	29,496	45,473	74,969
Kohl’s Corp.	3,100	15,500	18,600	152,427	762,135	914,562
May Department Stores Co.	16,400	81,600	98,000	482,160	2,399,040	2,881,200
Target Corp.	13,600	68,600	82,200	706,248	3,562,398	4,268,646

				1,973,070	9,764,003	11,737,073

Specialty Retail 2.2%
Aeropostale, Inc.	1,900	9,500	11,400	55,917	279,585	335,502
Bed Bath & Beyond, Inc.	2,700	13,300	16,000	107,541	529,739	637,280
Cato Corp., “A”	3,000	14,800	17,800	86,460	426,536	512,996

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Charlotte Russe Holding, Inc.	4,400	23,100	27,500	44,440	233,310	277,750
Charming Shoppes, Inc.	7,400	33,500	40,900	69,338	313,895	383,233
Dick’s Sporting Goods, Inc.	—	2,300	2,300	—	80,845	80,845
GameStop Corp., “A”	—	2,400	2,400	—	53,664	53,664
Home Depot, Inc.	2,300	11,500	13,800	98,302	491,510	589,812
Limited Brands	19,800	98,500	118,300	455,796	2,267,470	2,723,266
Lowe’s Companies, Inc.	17,600	87,700	105,300	1,013,584	5,050,643	6,064,227
Sherwin-Williams Co.	11,800	58,500	70,300	526,634	2,610,855	3,137,489
Stage Stores, Inc.	1,500	2,800	4,300	62,280	116,256	178,536
Staples, Inc.	7,100	35,900	43,000	239,341	1,210,189	1,449,530
Stein Mart, Inc.	3,700	17,800	21,500	63,122	303,668	366,790
Too, Inc.	3,000	14,700	17,700	73,380	359,562	432,942
Trans World Entertainment Corp.	4,200	4,600	8,800	52,374	57,362	109,736

				2,948,509	14,385,089	17,333,598

Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	—	600	600	—	21,168	21,168
Guess?, Inc.	4,000	21,000	25,000	50,200	263,550	313,750
Phillips-Van Heusen Corp.	—	1,600	1,600	—	43,200	43,200
Skechers USA, Inc., “A”	4,700	23,200	27,900	60,912	300,672	361,584
Wolverine World Wide, Inc.	—	15,300	15,300	—	480,726	480,726

				111,112	1,109,316	1,220,428

Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc., “A”	2,400	4,800	7,200	51,048	102,096	153,144
PepsiCo, Inc.	14,360	72,720	87,080	749,592	3,795,984	4,545,576

				800,640	3,898,080	4,698,720

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	3,100	—	3,100	56,265	—	56,265
Nash-Finch Co.	1,300	6,600	7,900	49,088	249,216	298,304
Pantry, Inc.	2,600	12,700	15,300	78,234	382,143	460,377
Wal-Mart Stores, Inc.	17,600	89,100	106,700	929,632	4,706,262	5,635,894
Walgreen Co.	9,800	49,800	59,600	376,026	1,910,826	2,286,852

				1,489,245	7,248,447	8,737,692

Food Products 1.9%
ConAgra Foods, Inc.	19,900	99,200	119,100	586,055	2,921,440	3,507,495
Dean Foods Co.	2,500	12,700	15,200	82,375	418,465	500,840
General Mills, Inc.	14,800	73,400	88,200	735,708	3,648,714	4,384,422
Hershey Foods Corp.	4,300	21,800	26,100	238,822	1,210,772	1,449,594
Kellogg Co.	5,800	29,200	35,000	259,028	1,304,072	1,563,100
Lance, Inc.	800	21,800	22,600	15,224	414,854	430,078
Sara Lee Corp.	24,200	120,100	144,300	584,188	2,899,214	3,483,402

				2,501,400	12,817,531	15,318,931

Household Products 1.3%
Colgate-Palmolive Co.	5,100	25,700	30,800	260,916	1,314,812	1,575,728
Hooker Furniture Corp.	—	8,300	8,300	—	188,410	188,410
Kimberly-Clark Corp.	10,800	54,000	64,800	710,748	3,553,740	4,264,488
Procter & Gamble Co.	13,100	66,300	79,400	721,548	3,651,804	4,373,352

				1,693,212	8,708,766	10,401,978

Personal Products 0.1%
Elizabeth Arden, Inc.	2,500	12,600	15,100	59,350	299,124	358,474

Energy 5.1%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	9,000	45,100	54,100	384,030	1,924,417	2,308,447
Cal Dive International, Inc.	2,100	10,400	12,500	85,575	423,800	509,375
Nabors Industries Ltd.	7,300	36,800	44,100	374,417	1,887,472	2,261,889
Offshore Logistics, Inc.	—	1,000	1,000	—	32,470	32,470
Schlumberger Ltd.	6,600	33,300	39,900	441,870	2,229,435	2,671,305
Transocean, Inc.	4,300	21,800	26,100	182,277	924,102	1,106,379

				1,468,169	7,421,696	8,889,865

Oil & Gas 4.0%
BP PLC, (ADR)	6,900	34,500	41,400	402,960	2,014,800	2,417,760
Burlington Resources, Inc.	9,200	45,400	54,600	400,200	1,974,900	2,375,100
Callon Petroleum Co.	3,300	9,800	13,100	47,718	141,708	189,426

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
ChevronTexaco Corp.	9,200	45,700	54,900	483,092	2,399,707	2,882,799
Cimarex Energy Co.	2,000	12,200	14,200	75,800	462,380	538,180
Comstock Resources, Inc.	3,700	18,400	22,100	81,585	405,720	487,305
ConocoPhillips	9,000	44,900	53,900	781,470	3,898,667	4,680,137
Devon Energy Corp.	11,000	56,200	67,200	428,120	2,187,304	2,615,424
EOG Resources, Inc.	5,600	27,800	33,400	399,616	1,983,808	2,383,424
ExxonMobil Corp.	19,800	98,600	118,400	1,014,948	5,054,236	6,069,184
Houston Exploration Co.	1,700	8,500	10,200	95,727	478,635	574,362
Meridian Resource Corp.	—	27,500	27,500	—	166,375	166,375
Overseas Shipholding Group, Inc.	1,600	8,200	9,800	88,320	452,640	540,960
Remington Oil & Gas Corp.	3,200	15,500	18,700	87,200	422,375	509,575
Royal Dutch Petroleum Co., (NY Shares)	9,000	45,000	54,000	516,420	2,582,100	3,098,520
Southwestern Energy Co.	1,300	10,400	11,700	65,897	527,176	593,073
Tesoro Petroleum Corp.	2,300	11,200	13,500	73,278	356,832	430,110
Vintage Petroleum, Inc.	3,500	17,000	20,500	79,415	385,730	465,145
Whiting Petroleum Corp.	2,900	14,200	17,100	87,725	429,550	517,275

				5,209,491	26,324,643	31,534,134

Financials 11.7%
Banks 4.9%
AmSouth Bancorp.	12,800	63,900	76,700	331,520	1,655,010	1,986,530
BancFirst Corp.	—	400	400	—	31,592	31,592
Bank of America Corp.	34,800	173,200	208,000	1,635,252	8,138,668	9,773,920
Banner Corp.	2,900	4,900	7,800	90,451	152,831	243,282
BB&T Corp.	9,000	44,700	53,700	378,450	1,879,635	2,258,085
Capitol Bancorp., Ltd.	—	500	500	—	17,610	17,610
Central Pacific Financial Corp.	—	500	500	—	18,085	18,085
Citizens Banking Corp.	—	2,700	2,700	—	92,745	92,745
CoBiz, Inc.	—	1,200	1,200	—	24,360	24,360
Columbia Banking System, Inc.	—	3,100	3,100	—	77,469	77,469
Community Bank System, Inc.	—	2,500	2,500	—	70,625	70,625
CVB Financial Corp.	3,900	9,000	12,900	103,584	239,040	342,624
Dime Community Bancshares	—	2,200	2,200	—	39,402	39,402
Downey Financial Corp.	—	4,500	4,500	—	256,500	256,500
Fidelity Bancshares, Inc.	600	4,700	5,300	25,656	200,972	226,628
First BanCorp.	1,800	9,300	11,100	114,318	590,643	704,961
First Community Bancorp.	200	2,400	2,600	8,540	102,480	111,020
FirstFed Financial Corp.	2,000	9,200	11,200	103,740	477,204	580,944
Frontier Financial Corp.	300	1,600	1,900	11,583	61,776	73,359
Hanmi Financial Corp.	2,300	7,900	10,200	82,662	283,926	366,588
Harbor Florida Bancshares, Inc.	2,300	6,600	8,900	79,603	228,426	308,029
Independent Bank Corp.	—	1,400	1,400	—	47,250	47,250
Integra Bank Corp.	400	2,200	2,600	9,244	50,842	60,086
MBT Financial Corp.	—	1,300	1,300	—	30,251	30,251
National City Corp.	10,800	53,500	64,300	405,540	2,008,925	2,414,465
National Penn Bancshares, Inc.	—	800	800	—	22,160	22,160
Pacific Capital Bancorp.	—	1,100	1,100	—	37,389	37,389
PNC Financial Services Group	14,300	71,300	85,600	821,392	4,095,472	4,916,864
Prosperity Bancshares, Inc.	—	2,000	2,000	—	58,420	58,420
Provident Bankshares Corp.	600	3,000	3,600	21,822	109,110	130,932
Republic Bancorp., Inc. “A”	—	1,200	1,200	—	30,840	30,840
Republic Bancorp., Inc.	6,700	19,500	26,200	102,376	297,960	400,336
Silicon Valley Bancshares	2,300	11,400	13,700	103,086	510,948	614,034
Southwest Bancorp. of Texas, Inc.	—	3,100	3,100	—	72,199	72,199
Sterling Bancshares, Inc.	4,500	16,900	21,400	64,215	241,163	305,378
Sterling Financial Corp.	2,500	3,700	6,200	98,150	145,262	243,412
SunTrust Banks, Inc.	5,400	27,100	32,500	398,952	2,002,148	2,401,100
Texas Capital Bancshares, Inc.	—	2,300	2,300	—	49,726	49,726
TierOne Corp.	1,600	3,500	5,100	39,760	86,975	126,735
Trustmark Corp.	1,200	5,800	7,000	37,284	180,206	217,490
Umpqua Holdings Corp.	—	3,300	3,300	—	83,193	83,193
United Community Banks, Inc.	—	1,000	1,000	—	26,930	26,930
US Bancorp.	17,800	88,900	106,700	557,496	2,784,348	3,341,844
Wachovia Corp.	12,900	64,000	76,900	678,540	3,366,400	4,044,940
WesBanco, Inc	1,400	3,100	4,500	44,758	99,107	143,865

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Westamerica Bancorp.	400	6,400	6,800	23,324	373,184	396,508
WSFS Financial Corp	—	3,800	3,800	—	229,216	229,216

				6,371,298	31,678,623	38,049,921

Capital Markets 1.3%
Bear Stearns Companies, Inc.	4,300	21,400	25,700	439,933	2,189,434	2,629,367
Goldman Sachs Group, Inc.	1,600	8,200	9,800	166,464	853,128	1,019,592
Investment Technology Group, Inc.	3,500	8,000	11,500	70,000	160,000	230,000
Lehman Brothers Holdings, Inc.	2,100	10,600	12,700	183,708	927,288	1,110,996
Merrill Lynch & Co., Inc.	9,300	46,500	55,800	555,861	2,779,305	3,335,166
Morgan Stanley	5,600	28,100	33,700	310,912	1,560,112	1,871,024

				1,726,878	8,469,267	10,196,145

Consumer Finance 0.6%
American Express Co.	12,800	64,800	77,600	721,536	3,652,776	4,374,312

Diversified Financial Services 2.9%
Accredited Home Lenders Holding Co.	1,600	8,400	10,000	79,488	417,312	496,800
ASTA Funding, Inc.	—	5,000	5,000	—	134,200	134,200
Bank Mutual Corp.	—	3,100	3,100	—	37,727	37,727
Chemical Financial Corp.	—	2,200	2,200	—	94,424	94,424
Citigroup, Inc.	36,733	184,299	221,032	1,769,796	8,879,526	10,649,322
F.N.B. Corp.	—	4,100	4,100	—	83,476	83,476
Fannie Mae	6,500	32,500	39,000	462,865	2,314,325	2,777,190
Freddie Mac	6,100	30,400	36,500	449,570	2,240,480	2,690,050
JPMorgan Chase & Co.	23,800	118,300	142,100	928,438	4,614,883	5,543,321

				3,690,157	18,816,353	22,506,510

Insurance 1.3%
AFLAC, Inc.	7,900	39,600	47,500	314,736	1,577,664	1,892,400
Allstate Corp.	9,800	48,600	58,400	506,856	2,513,592	3,020,448
American International Group, Inc.	11,310	56,737	68,047	742,728	3,725,919	4,468,647
American Physicians Capital, Inc.	—	1,000	1,000	—	36,020	36,020
Commerce Group, Inc.	1,000	3,100	4,100	61,040	189,224	250,264
FPIC Insurance Group, Inc.	—	3,200	3,200	—	113,216	113,216
LandAmerica Financial Group, Inc.	400	—	400	21,572	—	21,572
Navigators Group, Inc.	900	1,900	2,800	27,099	57,209	84,308
UICI	—	4,700	4,700	—	159,330	159,330
Zenith National Insurance Corp.	1,300	10,000	11,300	64,792	498,400	563,192

				1,738,823	8,870,574	10,609,397

Real Estate 0.7%
American Financial Realty Trust, (REIT)	3,000	6,400	9,400	48,540	103,552	152,092
Amli Residential Properties Trust, (REIT)	1,100	4,700	5,800	35,200	150,400	185,600
Bedford Property Investors, Inc., (REIT)	—	2,600	2,600	—	73,866	73,866
CarrAmerica Realty Corp., (REIT)	1,400	7,000	8,400	46,200	231,000	277,200
Colonial Properties Trust, (REIT)	100	2,400	2,500	3,927	94,248	98,175
Commercial Net Lease Realty, (REIT)	1,900	7,200	9,100	39,140	148,320	187,460
Cornerstone Realty Income Trust, Inc., (REIT)	—	4,900	4,900	—	48,902	48,902
Corporate Office Properties Trust, (REIT)	1,300	6,700	8,000	38,155	196,645	234,800
Cousins Properties, Inc., (REIT)	1,100	4,600	5,700	33,297	139,242	172,539
EastGroup Properties, Inc., (REIT)	400	1,800	2,200	15,328	68,976	84,304
Essex Property Trust, Inc., (REIT)	600	2,900	3,500	50,280	243,020	293,300
FelCor Lodging Trust, Inc., (REIT)	2,700	9,300	12,000	39,555	136,245	175,800
Gables Residential Trust, (REIT)	1,000	5,100	6,100	35,790	182,529	218,319
Glenborough Realty Trust, Inc., (REIT)	400	3,600	4,000	8,512	76,608	85,120
Glimcher Realty Trust, (REIT)	600	3,200	3,800	16,626	88,672	105,298
Healthcare Realty Trust, Inc., (REIT)	1,200	5,900	7,100	48,840	240,130	288,970
Heritage Property Investment Trust, (REIT)	1,100	4,700	5,800	35,299	150,823	186,122
Highwoods Properties, Inc., (REIT)	1,600	8,100	9,700	44,320	224,370	268,690

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Jones Lang LaSalle, Inc.	—	1,000	1,000	—	37,410	37,410
Kilroy Realty Corp., (REIT)	600	4,300	4,900	25,650	183,825	209,475
Kramont Realty Trust, (REIT)	—	1,000	1,000	—	23,400	23,400
Lexington Corporate Properties Trust, (REIT)	1,700	8,400	10,100	38,386	189,672	228,058
LTC Properties, Inc., (REIT)	—	1,300	1,300	—	25,883	25,883
Nationwide Health Properties, Inc., (REIT)	1,900	9,500	11,400	45,125	225,625	270,750
Newcastle Investment Corp., (REIT)	1,200	6,100	7,300	38,136	193,858	231,994
Novastar Financial, Inc., (REIT)	600		600	29,700		29,700
OMEGA Healthcare Investors, Inc., (REIT)	—	2,500	2,500	—	29,500	29,500
Parkway Properties, Inc., (REIT)	500	3,100	3,600	25,375	157,325	182,700
Prentiss Properties Trust, (REIT)	—	2,600	2,600	—	99,320	99,320
Senior Housing Properties Trust, (REIT)	2,000	9,700	11,700	37,880	183,718	221,598
Sun Communities, Inc., (REIT)	800	4,100	4,900	32,200	165,025	197,225
Town & Country Trust, (REIT)	—	1,200	1,200	—	33,156	33,156
Trammell Crow Co.	1,900	3,200	5,100	34,409	57,952	92,361
Urstadt Biddle Properties, “A”, (REIT)	—	1,200	1,200	—	20,460	20,460
Washington Real Estate Investment Trust, (REIT)	1,300	6,200	7,500	44,031	209,994	254,025

				889,901	4,433,671	5,323,572

Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.	2,800	14,100	16,900	179,620	904,515	1,084,135
Biogen Idec, Inc.	4,900	24,900	29,800	326,389	1,658,589	1,984,978
deCODE genetics, Inc.	800	11,900	12,700	6,248	92,939	99,187
Enzon Pharmaceuticals, Inc.	4,000	19,300	23,300	54,880	264,796	319,676
Genentech, Inc.	14,000	70,500	84,500	762,160	3,838,020	4,600,180
Gilead Sciences, Inc.	12,400	63,000	75,400	433,876	2,204,370	2,638,246
Regeneron Pharmaceuticals, Inc.	4,300	13,200	17,500	39,603	121,572	161,175
Third Wave Technologies	4,900	24,300	29,200	42,140	208,980	251,120

				1,844,916	9,293,781	11,138,697

Health Care Equipment & Supplies 2.4%
Align Technology, Inc.	3,900	19,600	23,500	41,925	210,700	252,625
Alliance Imaging, Inc.	—	9,300	9,300	—	104,625	104,625
Baxter International, Inc.	31,000	154,600	185,600	1,070,740	5,339,884	6,410,624
Biosite, Inc.	1,000	5,100	6,100	61,540	313,854	375,394
Boston Scientific Corp.	8,800	44,000	52,800	312,840	1,564,200	1,877,040
C.R. Bard, Inc.	3,500	17,600	21,100	223,930	1,126,048	1,349,978
Closure Medical Corp.	—	5,900	5,900	—	115,050	115,050
Haemonetics Corp.	2,300	11,500	13,800	83,283	416,415	499,698
Hospira, Inc.	1,320	6,450	7,770	44,220	216,075	260,295
Medtronic, Inc.	8,900	44,300	53,200	442,063	2,200,381	2,642,444
Palomar Medical Technologies, Inc.	800	5,000	5,800	20,856	130,350	151,206
PolyMedica Corp.	1,700	8,700	10,400	63,393	324,423	387,816
VISX, Inc.	715	7,009	7,724	18,497	181,323	199,820
Waters Corp.	3,600	17,800	21,400	168,444	832,862	1,001,306
Zimmer Holdings, Inc.	7,200	36,300	43,500	576,864	2,908,356	3,485,220

				3,128,595	15,984,546	19,113,141

Health Care Providers & Services 1.2%
Allscripts Healthcare Solutions, Inc.	—	10,500	10,500	—	112,035	112,035
Amedisys, Inc.	2,100	10,600	12,700	68,019	343,334	411,353
Centene Corp.	2,800	13,600	16,400	79,380	385,560	464,940
Cerner Corp.	1,300	6,000	7,300	69,121	319,020	388,141
Chemed Corp.	1,200	6,000	7,200	80,532	402,660	483,192
Genesis HealthCare Corp.	—	1,100	1,100	—	38,533	38,533
Healthcare Service Group, Inc.	—	1,800	1,800	—	37,512	37,512
IDX Systems Corp.	2,000	9,800	11,800	68,920	337,708	406,628
Lifeline Systems, Inc.	800	2,800	3,600	20,608	72,128	92,736
MedCath Corp.	3,000	8,600	11,600	73,920	211,904	285,824

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Merge Technologies, Inc.	2,400	6,500	8,900	53,400	144,625	198,025
Option Care, Inc.	3,300	16,500	19,800	56,727	283,635	340,362
PDI, Inc.	1,500	7,700	9,200	33,420	171,556	204,976
RehabCare Group, Inc.	1,000	5,200	6,200	27,990	145,548	173,538
Res-Care, Inc.	4,100	20,500	24,600	62,402	312,010	374,412
SFBC International, Inc.	1,600	7,800	9,400	63,200	308,100	371,300
UnitedHealth Group, Inc.	9,400	47,100	56,500	827,482	4,146,213	4,973,695

				1,585,121	7,772,081	9,357,202

Pharmaceuticals 4.8%
Abbott Laboratories	25,800	129,600	155,400	1,203,570	6,045,840	7,249,410
Alpharma, Inc., “A”	3,400	16,900	20,300	57,630	286,455	344,085
Bone Care International, Inc.	—	2,300	2,300		64,055	64,055
Bristol-Myers Squibb Co.	32,300	160,400	192,700	827,526	4,109,448	4,936,974
Connetics Corp.	2,600	12,700	15,300	63,154	308,483	371,637
Eli Lilly & Co.	4,100	20,800	24,900	232,675	1,180,400	1,413,075
First Horizon Pharmaceutical Corp.	1,600	7,600	9,200	36,624	173,964	210,588
Johnson & Johnson	25,616	129,666	155,282	1,624,567	8,223,417	9,847,984
Kos Pharmaceuticals, Inc.	1,100	5,700	6,800	41,404	214,548	255,952
Noven Pharmaceuticals, Inc.	2,500	13,400	15,900	42,650	228,604	271,254
Perrigo Co.	4,100	20,300	24,400	70,807	350,581	421,388
Pfizer, Inc.	45,150	226,475	271,625	1,214,083	6,089,913	7,303,996
Pharmion Corp.	600	—	600	25,326	—	25,326
POZEN, Inc.	4,900	22,100	27,000	35,623	160,667	196,290
Rigel Pharmaceuticals, Inc.	900	7,500	8,400	21,978	183,150	205,128
United Therapeutics Corp.	1,400	8,900	10,300	63,210	401,835	465,045
USANA Health Sciences, Inc.	—	1,400	1,400		47,880	47,880
Valeant Pharmaceuticals International	2,700	13,600	16,300	71,145	358,360	429,505
Wyeth	13,100	65,300	78,400	557,929	2,781,127	3,339,056

				6,189,901	31,208,727	37,398,628

Industrials 6.5%
Aerospace & Defense 1.2%
DRS Technologies, Inc.	—	1,800	1,800	—	76,878	76,878
HEICO Corp.	3,400	5,600	9,000	76,806	126,504	203,310
Honeywell International, Inc.	23,500	117,000	140,500	832,135	4,142,970	4,975,105
Teledyne Technologies, Inc.	—	4,500	4,500	—	132,435	132,435
United Technologies Corp.	6,800	34,000	40,800	702,780	3,513,900	4,216,680

				1,611,721	7,992,687	9,604,408

Air Freight & Logistics 0.3%
FedEx Corp.	4,500	22,500	27,000	443,205	2,216,025	2,659,230
Airlines 0.1%
America West Holdings Corp., “B”	7,800	—	7,800	51,324	—	51,324
Frontier Airlines, Inc.	3,800	19,200	23,000	43,358	219,072	262,430
Pinnacle Airlines Corp.	—	20,500	20,500	—	285,770	285,770

				94,682	504,842	599,524

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	7,700	38,400	46,100	461,769	2,302,848	2,764,617
Brady Corp., “A”	1,500	4,000	5,500	93,855	250,280	344,135
Bright Horizons Family Solutions, Inc.	—	500	500	—	32,380	32,380
Coinstar, Inc.	2,400	11,800	14,200	64,392	316,594	380,986
Duratek, Inc.	3,000	6,700	9,700	74,730	166,897	241,627
Electro Rent Corp.	—	1,800	1,800	—	25,614	25,614
Euronet Worldwide, Inc.	2,200	10,900	13,100	57,244	283,618	340,862
Heidrick & Struggles International, Inc.	800	2,500	3,300	27,416	85,675	113,091
Navigant Consulting, Inc.	2,700	13,500	16,200	71,820	359,100	430,920
NCO Group, Inc.	2,700	11,500	14,200	69,795	297,275	367,070
NuCo2, Inc.	3,000	13,700	16,700	66,570	304,003	370,573
Pitney Bowes, Inc.	9,700	48,200	57,900	448,916	2,230,696	2,679,612
Stewart Enterprises, Inc., “A”	8,300	19,100	27,400	58,017	133,509	191,526
TeleTech Holdings, Inc.	5,100	25,200	30,300	49,419	244,188	293,607
Ventiv Health, Inc.	2,000	9,800	11,800	40,640	199,136	239,776

				1,584,583	7,231,813	8,816,396

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Construction & Engineering 0.1%
Dycom Industries, Inc.	2,500	12,500	15,000	76,300	381,500	457,800
Perini Corp.	4,000	20,100	24,100	66,760	335,469	402,229

				143,060	716,969	860,029

Electrical Equipment 0.4%
Artesyn Technologies, Inc.	4,600	22,700	27,300	51,980	256,510	308,490
Emerson Electric Co.	7,600	37,800	45,400	532,760	2,649,780	3,182,540

				584,740	2,906,290	3,491,030

Industrial Conglomerates 2.5%
3M Co.	3,500	17,800	21,300	287,245	1,460,846	1,748,091
Blount International, Inc.	—	2,300	2,300	—	40,066	40,066
General Electric Co.	65,600	328,900	394,500	2,394,400	12,004,850	14,399,250
Textron, Inc.	8,000	39,700	47,700	590,400	2,929,860	3,520,260
Tredegar Corp.	—	5,600	5,600	—	113,176	113,176

				3,272,045	16,548,798	19,820,843

Machinery 0.5%
Actuant Corp., “A”	700	5,800	6,500	36,505	302,470	338,975
Astec Industries, Inc.	3,500	17,500	21,000	60,235	301,175	361,410
Caterpillar, Inc.	2,000	10,100	12,100	195,020	984,851	1,179,871
Kennametal, Inc.	2,100	10,500	12,600	104,517	522,585	627,102
Sauer-Danfoss, Inc.	2,500	4,600	7,100	54,525	100,326	154,851
Terex Corp.	2,000	10,100	12,100	95,300	481,265	576,565
The Manitowoc Co., Inc.	2,100	10,600	12,700	79,065	399,090	478,155
Wabash National Corp.	2,300	11,300	13,600	61,939	304,309	366,248
Wabtec Corp.	—	2,200	2,200	—	46,904	46,904

				687,106	3,442,975	4,130,081

Marine 0.1%
Kirby Corp.	2,300	11,300	13,600	102,074	501,494	603,568

Road & Rail 0.1%
Knight Transportation, Inc.	3,300	16,400	19,700	81,840	406,720	488,560
Old Dominion Freight Line, Inc.	1,800	13,000	14,800	62,640	452,400	515,040

				144,480	859,120	1,003,600

Trading Companies & Distributors 0.1%
United Rentals, Inc.	3,200	15,800	19,000	60,480	298,620	359,100
WESCO International, Inc.	2,100	10,400	12,500	62,244	308,256	370,500

				122,724	606,876	729,600

Information Technology 11.1%
Communications Equipment 1.3%
Aspect Communications Corp.	3,200	16,400	19,600	35,648	182,696	218,344
Belden CDT, Inc.	1,800	—	1,800	41,760	—	41,760
Cisco Systems, Inc.	28,800	142,900	171,700	555,840	2,757,970	3,313,810
CommScope, Inc.	2,200	16,200	18,400	41,580	306,180	347,760
Digi International, Inc.	—	2,800	2,800	—	48,132	48,132
Ditech Communications Corp.	900	—	900	13,455	—	13,455
Nokia Oyj, (ADR)	36,200	180,100	216,300	567,254	2,822,167	3,389,421
QUALCOMM, Inc.	11,800	60,000	71,800	500,320	2,544,000	3,044,320

				1,755,857	8,661,145	10,417,002

Computers & Peripherals 2.3%
Dell, Inc.	7,000	35,400	42,400	294,980	1,491,756	1,786,736
EMC Corp.	41,200	208,000	249,200	612,644	3,092,960	3,705,604
Hewlett-Packard Co.	27,700	137,700	165,400	580,869	2,887,569	3,468,438
Intergraph Corp.	2,200	14,100	16,300	59,246	379,713	438,959
International Business Machines Corp.	13,500	67,700	81,200	1,330,830	6,673,866	8,004,696
Komag, Inc.	—	15,800	15,800	—	296,724	296,724
PalmOne, Inc.	1,300	—	1,300	41,015	—	41,015
Tyler Technologies, Inc.	2,900	10,500	13,400	24,244	87,780	112,024

				2,943,828	14,910,368	17,854,196

Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	3,100	15,600	18,700	53,134	267,384	320,518
BEI Technologies, Inc.	1,800	9,300	11,100	55,584	287,184	342,768

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Keithley Instruments, Inc.	—	3,300	3,300	—	65,010	65,010
LeCroy Corp.	2,900	14,900	17,800	67,686	347,766	415,452
Rofin-Sinar Technologies, Inc.	1,700	8,600	10,300	72,165	365,070	437,235
X-Rite, Inc.	4,600	12,000	16,600	73,646	192,120	265,766

				322,215	1,524,534	1,846,749

Internet Software & Services 0.2%
Digital River, Inc.	1,100	5,600	6,700	45,771	233,016	278,787
DoubleClick, Inc.	4,800	23,700	28,500	37,344	184,386	221,730
EarthLink, Inc.	3,500	20,100	23,600	40,320	231,552	271,872
eSPEED, Inc., “A”	2,900	14,600	17,500	35,873	180,602	216,475
F5 Networks, Inc.	1,000	4,900	5,900	48,720	238,728	287,448
InfoSpace, Inc.	800	3,700	4,500	38,040	175,935	213,975
Openwave Systems, Inc.	2,700	—	2,700	41,742	—	41,742
S1 Corp.	—	3,500	3,500	—	31,710	31,710

				287,810	1,275,929	1,563,739

IT Consulting & Services 1.3%
Accenture Ltd., “A”	11,600	58,800	70,400	313,200	1,587,600	1,900,800
Automatic Data Processing, Inc.	14,200	70,700	84,900	629,770	3,135,545	3,765,315
CSG Systems International, Inc.	3,200	15,900	19,100	59,840	297,330	357,170
eFunds Corp.	—	7,200	7,200	—	172,872	172,872
Fiserv, Inc.	10,800	54,300	65,100	434,052	2,182,317	2,616,369
Paychex, Inc.	4,400	22,300	26,700	149,952	759,984	909,936
Sapient Corp.	3,700	18,400	22,100	29,267	145,544	174,811

				1,616,081	8,281,192	9,897,273

Office Electronics 0.0%
CompX International, Inc.	300	—	300	4,959	—	4,959

Semiconductors & Semiconductor Equipment 2.8%
ADE Corp.	2,000	10,200	12,200	37,440	190,944	228,384
Applied Materials, Inc.	28,600	142,100	170,700	489,060	2,429,910	2,918,970
Axcelis Technologies, Inc.	—	33,700	33,700	—	273,981	273,981
Diodes, Inc.	2,200	11,300	13,500	49,786	255,719	305,505
Integrated Device Technology, Inc.	4,500	23,400	27,900	52,020	270,504	322,524
Intel Corp.	64,200	321,200	385,400	1,501,638	7,512,868	9,014,506
Kulicke & Soffa Industries, Inc.	4,200	21,200	25,400	36,204	182,744	218,948
Linear Technology Corp.	9,600	48,600	58,200	372,096	1,883,736	2,255,832
LTX Corp.	—	24,300	24,300	—	186,867	186,867
Micrel, Inc.	4,100	21,300	25,400	45,182	234,726	279,908
Microsemi Corp.	3,200	15,900	19,100	55,552	276,024	331,576
OmniVision Technologies, Inc.	2,400	12,400	14,800	44,040	227,540	271,580
Photronics, Inc.	2,600	14,200	16,800	42,900	234,300	277,200
Silicon Image, Inc.	3,000	14,900	17,900	49,380	245,254	294,634
Siliconix, Inc.	1,100	1,600	2,700	40,139	58,384	98,523
Standard Microsystems Corp.	2,300	11,600	13,900	41,009	206,828	247,837
Supertex, Inc.	—	900	900	—	19,530	19,530
Texas Instruments, Inc.	28,100	140,400	168,500	691,822	3,456,648	4,148,470

				3,548,268	18,146,507	21,694,775

Software 3.0%
Adobe Systems, Inc.	1,700	8,400	10,100	106,658	527,016	633,674
Ansoft Corp.	2,700	11,500	14,200	54,540	232,300	286,840
Aspen Technology, Inc.	1,200	24,000	25,200	7,452	149,040	156,492
Borland Software Corp.	1,300	24,400	25,700	15,184	284,992	300,176
Electronic Arts, Inc.	8,100	40,700	48,800	499,608	2,510,376	3,009,984
Embarcadero Technologies, Inc.	4,900	24,200	29,100	46,109	227,722	273,831
Epicor Software Corp.	3,600	19,000	22,600	50,724	267,710	318,434
EPIQ Systems, Inc.	3,600	14,800	18,400	52,704	216,672	269,376
FactSet Research Systems, Inc.	—	1,800	1,800	—	105,192	105,192
Internet Security Systems, Inc.	1,600	7,800	9,400	37,200	181,350	218,550
Interwoven, Inc.	2,100	15,200	17,300	22,848	165,376	188,224
Intuit, Inc.	4,800	24,200	29,000	211,248	1,065,042	1,276,290
Kronos, Inc.	1,500	7,300	8,800	76,695	373,249	449,944
Macrovision Corp.	2,400	6,700	9,100	61,728	172,324	234,052
Microsoft Corp.	73,400	369,200	442,600	1,960,514	9,861,332	11,821,846
MicroStrategy, Inc.	—	22	22	—	1,326	1,326

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Oracle Corp.	20,300	102,700	123,000	278,516	1,409,044	1,687,560
Quest Software, Inc.	—	2,200	2,200	—	35,090	35,090
SeaChange International, Inc.	2,400	11,900	14,300	41,856	207,536	249,392
Sonic Solutions	1,300	14,700	16,000	29,172	329,868	359,040
SS&C Technologies, Inc.	2,200	11,000	13,200	45,430	227,150	272,580
Symantec Corp.	11,400	57,600	69,000	293,664	1,483,776	1,777,440

				3,891,850	20,033,483	23,925,333

Materials 2.4%
Chemicals 1.2%
Air Products & Chemicals, Inc.	9,600	47,700	57,300	556,512	2,765,169	3,321,681
Albermarle Corp.	—	1,400	1,400	—	54,194	54,194
Compass Minerals International, Inc.	3,300	15,700	19,000	79,959	380,411	460,370
Dow Chemical Co.	5,800	28,900	34,700	287,158	1,430,839	1,717,997
Ecolab, Inc.	8,100	40,800	48,900	284,553	1,433,304	1,717,857
FMC Corp.	2,000	9,700	11,700	96,600	468,510	565,110
Georgia Gulf Corp.	1,800	9,100	10,900	89,640	453,180	542,820
Octel Corp.	3,200	15,200	18,400	66,592	316,312	382,904
Terra Industries, Inc.	6,700	33,200	39,900	59,496	294,816	354,312
W.R. Grace & Co.	3,600	17,800	21,400	48,996	242,258	291,254

				1,569,506	7,838,993	9,408,499

Containers & Packaging 0.4%
Crown Holdings, Inc.	2,800	—	2,800	38,472	—	38,472
Silgan Holdings, Inc.	1,300	2,100	3,400	79,248	128,016	207,264
Sonoco Products Co.	15,900	79,200	95,100	471,435	2,348,280	2,819,715

				589,155	2,476,296	3,065,451

Metals & Mining 0.7%
Alcoa, Inc.	19,000	94,700	113,700	596,980	2,975,474	3,572,454
Century Aluminum Co.	2,400	12,700	15,100	63,024	333,502	396,526
Hecla Mining Co.	6,800	34,000	40,800	39,644	198,220	237,864
Oregon Steel Mills, Inc.	3,200	16,100	19,300	64,928	326,669	391,597
Quanex Corp.	1,400	6,800	8,200	95,998	466,276	562,274
Steel Dynamics, Inc.	1,600	7,000	8,600	60,608	265,160	325,768

				921,182	4,565,301	5,486,483

Paper & Forest Products 0.1%
Buckeye Technologies, Inc.	—	4,600	4,600	—	59,846	59,846
Deltic Timber Corp.	—	1,600	1,600	—	67,920	67,920
Pope & Talbot, Inc.	—	8,800	8,800	—	150,568	150,568
Potlatch Corp.	2,200	10,700	12,900	111,276	541,206	652,482

				111,276	819,540	930,816

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	2,400	9,100	11,500	29,520	111,930	141,450
General Communication, Inc., “A”	5,000	24,900	29,900	55,200	274,896	330,096
North Pittsburgh Systems, Inc.	—	2,800	2,800	—	69,244	69,244
PTEK Holdings, Inc.	4,700	24,300	29,000	50,337	260,253	310,590
SBC Communications, Inc.	12,200	60,700	72,900	314,394	1,564,239	1,878,633
Verizon Communications, Inc.	2,900	14,000	16,900	117,479	567,140	684,619

				566,930	2,847,702	3,414,632

Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.	2,900	14,200	17,100	36,163	177,074	213,237
Centennial Communications Corp.	5,200	23,300	28,500	41,236	184,769	226,005

				77,399	361,843	439,242

Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	4,000	15,800	19,800	101,160	399,582	500,742
Progress Energy, Inc.	5,800	28,900	34,700	262,392	1,307,436	1,569,828

				363,552	1,707,018	2,070,570

Gas Utilities 0.0%
Southern Union Co.	—	2,800	2,800	—	67,144	67,144

Multi-Utilities 0.1%
Energen Corp.	2,100	10,200	12,300	123,795	601,290	725,085

Total Common Stocks (Cost $64,369,289, $328,259,805 and $392,629,094, respectively)				78,024,942	392,579,874	470,604,816

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Preferred Stocks 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%	165,000	—	165,000	169,744	—	169,744
Paxson Communications Corp., 14.25%, (PIK)	5	27	32	36,750	198,450	235,200
TNP Enterprises, Inc. 14.5% “D” (PIK)	—	530	530	—	61,480	61,480

Total Preferred Stocks (Cost $202,813, $268,141 and $470,954, respectively)				206,494	259,930	466,424

Corporate Bonds 11.2%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	—	55,000	55,000	—	58,025	58,025
AMC Entertainment, Inc., 8.0%, 3/1/2014	30,000	145,000	175,000	29,850	144,275	174,125
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	35,000	170,000	205,000	35,394	171,912	207,306
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	35,000	175,000	210,000	33,863	169,313	203,176
Auburn Hills Trust, 12.375%, 5/1/2020	48,000	83,000	131,000	75,286	130,183	205,469
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	155,000	185,000	30,225	156,163	186,388
Cablevision Systems New York Group, 144A, 6.669%, 4/1/2009	20,000	105,000	125,000	21,200	111,300	132,500
Caesars Entertainment, Inc., 9.375%, 2/15/2007	—	55,000	55,000	—	60,638	60,638
Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	50,000	60,000	10,350	51,750	62,100
Charter Communications Holdings LLC, Step-up Coupon, 0% to
5/15/2006, 11.75% to 5/15/2011	75,000	380,000	455,000	55,125	279,300	334,425
9.625%, 11/15/2009	65,000	285,000	350,000	57,037	250,087	307,124
10.25%, 9/15/2010	100,000	500,000	600,000	106,000	530,000	636,000
Comcast Cable Communications, Inc., 8.375%, 3/15/2013	100,000	—	100,000	123,310	—	123,310
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	—	150,000	175,219	—	175,219
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	65,000	80,000	14,963	64,838	79,801
CSC Holdings, Inc., 7.875%, 12/15/2007	—	80,000	80,000	—	85,800	85,800
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	—	600,000	600,000	—	612,811	612,811
Dex Media East LLC/Financial, 12.125%, 11/15/2012	115,000	568,000	683,000	140,156	692,250	832,406
DIMON, Inc., Series B, 9.625%, 10/15/2011	60,000	305,000	365,000	65,700	333,975	399,675
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	10,000	45,000	55,000	10,400	46,800	57,200
Series B, 9.0%, 5/1/2009	—	25,000	25,000	—	32,282	32,282
Series D, 9.0%, 5/1/2009	15,000	90,000	105,000	14,850	89,100	103,950
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	25,000	115,000	140,000	25,313	116,438	141,751
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	70,000	85,000	16,500	77,000	93,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	205,000	250,000	44,156	201,156	245,312
General Motors Corp.:
8.25%, 7/15/2023	30,000	140,000	170,000	31,250	145,834	177,084
8.375%, 7/15/2033	15,000	—	15,000	15,541	—	15,541

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	30,000	140,000	170,000	25,200	117,600	142,800
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	25,000	125,000	150,000	18,844	94,219	113,063
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	6,461	34,889	41,350	6,137	33,141	39,278
Jacobs Entertainment Co., 11.875%, 2/1/2009	60,000	300,000	360,000	67,800	339,000	406,800
Levi Strauss & Co.:
7.0%, 11/1/2006	25,000	130,000	155,000	26,250	136,500	162,750
12.25%, 12/15/2012	—	15,000	15,000	—	16,688	16,688
Mediacom LLC, 9.5%, 1/15/2013	60,000	295,000	355,000	60,225	296,106	356,331
MGM MIRAGE:
8.375%, 2/1/2011	55,000	260,000	315,000	62,012	293,150	355,162
9.75%, 6/1/2007	10,000	40,000	50,000	11,100	44,400	55,500
Mothers Work, Inc., 11.25%, 8/1/2010	15,000	80,000	95,000	14,550	77,600	92,150
NCL Corp., 144A, 10.625%, 7/15/2014	40,000	190,000	230,000	40,000	190,000	230,000
Paxson Communications Corp., 10.75%, 7/15/2008	25,000	120,000	145,000	26,250	126,000	152,250
PEI Holding, Inc., 11.0%, 3/15/2010	35,000	170,000	205,000	40,775	198,050	238,825
Petro Stopping Centers, 9.0%, 2/15/2012	50,000	250,000	300,000	52,875	264,375	317,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	10,000	60,000	70,000	10,825	64,950	75,775
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	—	50,000	50,000	—	54,625	54,625
PRIMEDIA, Inc.:
7.665%, 5/15/2010	45,000	225,000	270,000	47,700	238,500	286,200
8.875%, 5/15/2011	30,000	145,000	175,000	31,725	153,337	185,062
Rent-Way, Inc., 11.875%, 6/15/2010	—	50,000	50,000	—	56,313	56,313
Restaurant Co., 11.25%, 5/15/2008	37,640	199,779	237,419	38,110	202,276	240,386
Schuler Homes, Inc., 10.5%, 7/15/2011	35,000	175,000	210,000	39,813	199,062	238,875
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	35,000	165,000	200,000	21,350	100,650	122,000
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	—	155,000	155,000	—	164,688	164,688
8.75%, 12/15/2011	115,000	410,000	525,000	125,206	446,387	571,593
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	245,000	290,000	47,981	261,231	309,212
Tele-Communications, Inc., “A”, 9.875%, 6/15/2022	—	670,000	670,000	—	951,119	951,119
Toys “R” Us, Inc.:
7.375%, 10/15/2018	85,000	355,000	440,000	78,625	328,375	407,000
7.875%, 4/15/2013	—	65,000	65,000	—	64,512	64,512
True Temper Sports, Inc., 8.375%, 9/15/2011	20,000	95,000	115,000	18,600	88,350	106,950
Trump Holdings & Funding, 11.625%, 3/15/2010	25,000	120,000	145,000	27,063	129,900	156,963
TRW Automotive, Inc., 11.0%, 2/15/2013	40,000	210,000	250,000	48,200	253,050	301,250
United Auto Group, Inc., 9.625%, 3/15/2012	30,000	140,000	170,000	33,150	154,700	187,850
Venetian Casino Resort LLC, 11.0%, 6/15/2010	30,000	160,000	190,000	34,238	182,600	216,838
VICORP Restaurants, Inc., 10.5%, 4/15/2011	20,000	90,000	110,000	20,100	90,450	110,550
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	—	15,000	15,000	—	15,600	15,600
Visteon Corp.:
7.0%, 3/10/2014	60,000	190,000	250,000	57,300	181,450	238,750
8.25%, 8/1/2010	—	90,000	90,000	—	94,275	94,275

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	25,000	130,000	155,000	26,625	138,450	165,075
Williams Scotsman, Inc., 9.875%, 6/1/2007	55,000	270,000	325,000	55,000	270,000	325,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	25,000	120,000	145,000	24,875	119,400	144,275
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	65,000	320,000	385,000	64,350	316,800	381,150
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	35,000	165,000	200,000	35,700	168,300	204,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	40,000	210,000	250,000	40,300	211,575	251,875

				2,510,542	12,538,984	15,049,526

Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	—	15,000	15,000	—	15,619	15,619
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	15,000	85,000	100,000	15,263	86,487	101,750
Duane Reade, Inc.:			—			—
144A, 7.01%, 12/15/2010	15,000	70,000	85,000	15,225	71,050	86,275
144A, 9.75%, 8/1/2011	35,000	175,000	210,000	31,850	159,250	191,100
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	15,000	70,000	85,000	6,150	28,700	34,850
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	—	35,000	35,000	—	36,225	36,225
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	45,000	195,000	240,000	42,862	185,737	228,599
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	—	15,000	15,000	—	15,938	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	30,000	160,000	190,000	29,700	158,400	188,100
Rite Aid Corp., 11.25%, 7/1/2008	—	30,000	30,000	—	32,550	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	15,000	80,000	95,000	15,413	82,200	97,613
Swift & Co., 12.5%, 1/1/2010	30,000	150,000	180,000	33,900	169,500	203,400
Wornick Co., 10.875%, 7/15/2011	—	65,000	65,000	—	70,525	70,525

				190,363	1,112,181	1,302,544

Energy 0.8%
Avista Corp., 9.75%, 6/1/2008	—	115,000	115,000	—	133,338	133,338
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	120,000	345,000	465,000	142,631	410,064	552,695
Chesapeake Energy Corp.:			—			—
6.875%, 1/15/2016	15,000	100,000	115,000	15,713	104,750	120,463
9.0%, 8/15/2012	35,000	140,000	175,000	39,987	159,950	199,937
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	10,000	60,000	70,000	9,950	59,700	69,650
Dynegy Holdings, Inc.:			—			—
6.875%, 4/1/2011	10,000	15,000	25,000	9,625	14,438	24,063
7.125%, 5/15/2018	35,000	215,000	250,000	31,194	191,619	222,813
7.625%, 10/15/2026	10,000	55,000	65,000	8,687	47,781	56,468
144A, 9.875%, 7/15/2010	40,000	185,000	225,000	44,700	206,737	251,437
Edison Mission Energy, 7.73%, 6/15/2009	100,000	410,000	510,000	107,500	440,750	548,250
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	175,000	210,000	36,663	183,312	219,975
Enterprise Products Operating LP, 7.5%, 2/1/2011	164,000	793,000	957,000	185,942	899,099	1,085,041
Mission Resources Corp., 9.875%, 4/1/2011	30,000	155,000	185,000	32,025	165,463	197,488
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	40,000	195,000	235,000	40,600	197,925	238,525

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
NGC Corp. Capital Trust, Series B, 8.316%, 6/1/2027	—	100,000	100,000	—	84,875	84,875
Pemex Project Funding Master Trust, 144A, 3.79%, 6/15/2010	165,000	805,000	970,000	169,290	825,930	995,220
Southern Natural Gas, 8.875%, 3/15/2010	15,000	105,000	120,000	16,800	117,600	134,400
Stone Energy Corp.:			—			—
144A, 6.75%, 12/15/2014	20,000	90,000	110,000	19,950	89,775	109,725
8.25%, 12/15/2011	45,000	215,000	260,000	48,600	232,200	280,800
Williams Companies, Inc.:			—			—
8.125%, 3/15/2012	45,000	215,000	260,000	51,975	248,325	300,300
8.75%, 3/15/2032	20,000	100,000	120,000	22,975	114,875	137,850

				1,034,807	4,928,506	5,963,313

Financials 3.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	30,000	130,000	160,000	20,175	87,425	107,600
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	50,000	235,000	285,000	52,125	244,987	297,112
Ahold Finance USA, Inc., 6.25%, 5/1/2009	—	105,000	105,000	—	109,200	109,200
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	1,774,000	2,004,000	301,028	1,720,434	2,021,462
AmeriCredit Corp., 9.25%, 5/1/2009	10,000	235,000	245,000	10,725	252,037	262,762
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	10,000	145,000	155,000	10,300	149,350	159,650
Capital One Bank, 4.875%, 5/15/2008	—	70,000	70,000	—	71,891	71,891
Dow Jones CDX:
Series 3-1, 144A, 7.75%, 12/29/2009	410,000	955,000	1,365,000	421,531	981,859	1,403,390
Series 3-3, 144A, 8.0%, 12/29/2009	850,000	2,065,000	2,915,000	871,781	2,117,916	2,989,697
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	50,000	250,000	300,000	53,750	268,750	322,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	255,000	305,000	58,978	300,788	359,766
FINOVA Group, Inc., 7.5%, 11/15/2009	281,050	1,390,650	1,671,700	137,714	681,418	819,132
Ford Motor Credit Co.:
5.8%, 1/12/2009	197,000	792,000	989,000	201,362	809,536	1,010,898
6.875%, 2/1/2006	160,000	2,293,000	2,453,000	164,832	2,362,249	2,527,081
General Motors Acceptance Corp.:
6.75%, 1/15/2006	930,000	3,910,000	4,840,000	954,068	4,011,191	4,965,259
6.875%, 9/15/2011	—	305,000	305,000	—	312,562	312,562
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	155,000	745,000	900,000	153,378	737,204	890,582
HSBC Bank USA, 5.875%, 11/1/2034	—	550,000	550,000	—	556,929	556,929
JPMorgan Chase & Co., 5.125%, 9/15/2014	115,000	570,000	685,000	115,754	573,739	689,493
LNR Property Corp., 7.625%, 7/15/2013	15,000	75,000	90,000	17,025	85,125	102,150
Morgan Stanley, 4.0%, 1/15/2010	—	676,000	676,000	—	668,321	668,321
Poster Financial Group, Inc., 8.75%, 12/1/2011	35,000	160,000	195,000	35,962	164,400	200,362
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	140,000	170,000	30,000	140,000	170,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	30,000	150,000	180,000	24,900	124,500	149,400
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	15,000	65,000	80,000	17,813	77,188	95,001
Radnor Holdings Corp., 11.0%, 3/15/2010	20,000	70,000	90,000	17,150	60,025	77,175

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	345,000	1,500,000	1,845,000	338,821	1,473,135	1,811,956
Republic New York Corp., 5.875%, 10/15/2008	195,000	985,000	1,180,000	207,554	1,048,414	1,255,968
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	—	45,000	45,000	—	47,813	47,813
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	35,000	185,000	220,000	30,713	162,337	193,050
UGS Corp., 144A, 10.0%, 6/1/2012	25,000	115,000	140,000	28,438	130,813	159,251
Universal City Development, 11.75%, 4/1/2010	20,000	180,000	200,000	23,625	212,625	236,250
Universal City Florida Holding Co., 144A, 7.2%, 5/1/2010	15,000	65,000	80,000	15,600	67,600	83,200
Venoco, Inc., 144A, 8.75%, 12/15/2011	15,000	70,000	85,000	15,450	72,100	87,550
Wells Fargo & Co., 4.2%, 1/15/2010	236,000	1,118,000	1,354,000	236,959	1,122,544	1,359,503

				4,567,511	22,006,405	26,573,916

Health Care 0.6%
AmeriPath, Inc., 10.5%, 4/1/2013	20,000	110,000	130,000	21,250	116,875	138,125
AmerisourceBergen Corp., 7.25%, 11/15/2012	—	11,000	11,000	—	12,293	12,293
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	30,000	145,000	175,000	30,150	145,725	175,875
Curative Health Services, Inc., 10.75%, 5/1/2011	20,000	95,000	115,000	17,900	85,025	102,925
Encore Medical Corp., 144A, 9.75%, 10/1/2012	20,000	85,000	105,000	20,200	85,850	106,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	30,000	145,000	175,000	30,975	149,713	180,688
Health Care Service Corp., 144A, 7.75%, 6/15/2011	—	2,695,000	2,695,000	—	3,153,155	3,153,155
HEALTHSOUTH Corp., 10.75%, 10/1/2008	45,000	230,000	275,000	47,475	242,650	290,125
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	10,000	50,000	60,000	10,250	51,250	61,500
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	20,000	105,000	125,000	20,200	106,050	126,250
Interactive Health LLC, 144A, 7.25%, 4/1/2011	20,000	105,000	125,000	17,400	91,350	108,750
National Mentor, Inc., 144A, 9.625%, 12/1/2012	—	20,000	20,000	—	21,250	21,250
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	555,000	665,000	102,025	514,762	616,787

				317,825	4,775,948	5,093,773

Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	30,000	140,000	170,000	32,850	153,300	186,150
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	25,000	135,000	160,000	26,125	141,075	167,200
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	120,000	575,000	695,000	112,800	540,500	653,300
AMI Semiconductor, Inc., 10.75%, 2/1/2013	10,000	45,000	55,000	11,750	52,875	64,625
Avondale Mills, Inc., 144A, 9.02%, 7/1/2012	10,000	30,000	40,000	9,000	27,000	36,000
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	194,549	309,509	504,058	211,170	335,952	547,122
Browning-Ferris Industries:
7.4%, 9/15/2035	15,000	70,000	85,000	13,125	61,250	74,375
9.25%, 5/1/2021	—	15,000	15,000	—	15,975	15,975
Cenveo Corp., 7.875%, 12/1/2013	35,000	185,000	220,000	32,550	172,050	204,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	—	30,000	30,000	—	33,600	33,600

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	55,000	260,000	315,000	59,125	279,500	338,625
Collins & Aikman Products, 10.75%, 12/31/2011	35,000	165,000	200,000	35,700	168,300	204,000
Continental Airlines, Inc., “B”, 8.0%, 12/15/2005	25,000	140,000	165,000	24,375	136,500	160,875
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	185,000	225,000	42,750	197,719	240,469
Corrections Corp. of America, 9.875%, 5/1/2009	30,000	150,000	180,000	33,300	166,500	199,800
Dana Corp., 7.0%, 3/1/2029	40,000	210,000	250,000	39,900	209,475	249,375
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	30,000	40,000	10,000	30,000	40,000
Erico International Corp., 8.875%, 3/1/2012	25,000	120,000	145,000	26,250	126,000	152,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	10,000	40,000	50,000	7,575	30,300	37,875
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	40,000	205,000	245,000	39,600	202,950	242,550
Interface, Inc., 10.375%, 2/1/2010	10,000	60,000	70,000	11,500	69,000	80,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	45,000	230,000	275,000	50,850	259,900	310,750
Kansas City Southern:
7.5%, 6/15/2009	95,000	370,000	465,000	99,750	388,500	488,250
9.5%, 10/1/2008	—	100,000	100,000	—	113,625	113,625
Kinetek, Inc., Series D, 10.75%, 11/15/2006	55,000	260,000	315,000	53,762	254,150	307,912
Laidlaw International, Inc., 10.75%, 6/15/2011	10,000	70,000	80,000	11,675	81,725	93,400
Millennium America, Inc.:
7.625%, 11/15/2026	55,000	270,000	325,000	54,175	265,950	320,125
9.25%, 6/15/2008	40,000	190,000	230,000	45,500	216,125	261,625
Remington Arms Co., Inc., 10.5%, 2/1/2011	25,000	125,000	150,000	24,125	120,625	144,750
Sea Containers Ltd., 10.5%, 5/15/2012	—	45,000	45,000	—	47,362	47,362
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	30,000	145,000	175,000	30,000	145,000	175,000
Ship Finance International Ltd., 8.5%, 12/15/2013	35,000	175,000	210,000	36,050	180,250	216,300
SPX Corp.:
6.25%, 6/15/2011	15,000	55,000	70,000	15,825	58,025	73,850
7.5%, 1/1/2013	40,000	210,000	250,000	43,400	227,850	271,250
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	—	70,000	70,000	—	70,525	70,525
10.375%, 7/1/2012	30,000	160,000	190,000	33,600	179,200	212,800
Texas Genco LLC, 144A, 6.875%, 12/15/2014	35,000	170,000	205,000	36,181	175,737	211,918
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	—	60,000	60,000	—	70,200	70,200
United Rentals North America, Inc.:			—			—
6.5%, 2/15/2012	30,000	155,000	185,000	29,250	151,125	180,375
7.0%, 2/15/2014	25,000	120,000	145,000	23,375	112,200	135,575
7.75%, 11/15/2013	15,000	80,000	95,000	14,700	78,400	93,100
Westlake Chemical Corp., 8.75%, 7/15/2011	—	16,000	16,000	—	18,080	18,080

				1,381,663	6,364,375	7,746,038

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	30,000	150,000	180,000	32,250	161,250	193,500
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	105,000	125,000	20,350	106,837	127,187
Lucent Technologies, Inc., 6.45%, 3/15/2029	85,000	425,000	510,000	76,925	384,625	461,550
Spheris, Inc., 144A, 11.0%, 12/15/2012	15,000	85,000	100,000	15,375	87,125	102,500

				144,900	739,837	884,737

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	30,000	155,000	185,000	24,000	124,000	148,000
ARCO Chemical Co., 9.8%, 2/1/2020	145,000	685,000	830,000	165,300	780,900	946,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/01/2014	80,000	375,000	455,000	57,600	270,000	327,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	30,000	140,000	170,000	32,550	151,900	184,450
Constar International, Inc., 11.0%, 12/1/2012	35,000	170,000	205,000	36,313	176,375	212,688
Dayton Superior Corp.:
10.75%, 9/15/2008	30,000	145,000	175,000	32,100	155,150	187,250
13.0%, 6/15/2009	70,000	325,000	395,000	72,800	338,000	410,800
Georgia-Pacific Corp.:
8.0%, 1/15/2024	75,000	365,000	440,000	87,000	423,400	510,400
9.375%, 2/1/2013	35,000	185,000	220,000	40,775	215,525	256,300
Hercules, Inc.:
6.75%, 10/15/2029	25,000	115,000	140,000	25,812	118,738	144,550
11.125%, 11/15/2007	15,000	85,000	100,000	17,850	101,150	119,000
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	—	100,000	100,000	—	119,000	119,000
Huntsman International LLC:
144A, 7.375%, 1/1/2015	15,000	50,000	65,000	15,038	50,125	65,163
144A, 7.5%, 1/1/2015	—	30,000	30,000	—	40,777	40,777
Huntsman LLC, 11.625%, 10/15/2010	40,000	200,000	240,000	47,300	236,500	283,800
IMC Global, Inc., 10.875%, 8/1/2013	—	35,000	35,000	—	43,750	43,750
Intermet Corp., 9.75%, 6/15/2009	10,000	55,000	65,000	4,900	26,950	31,850
International Steel Group, Inc., 6.5%, 4/15/2014	60,000	295,000	355,000	64,350	316,387	380,737
MMI Products, Inc., Series B, 11.25%, 4/15/2007	25,000	130,000	155,000	25,375	131,950	157,325
Neenah Corp., 144A, 11.0%, 9/30/2010	50,000	250,000	300,000	55,250	276,250	331,500
Omnova Solutions, Inc., 11.25%, 6/1/2010	40,000	210,000	250,000	45,000	236,250	281,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	10,000	55,000	65,000	11,000	60,500	71,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010	10,000	30,000	40,000	6,300	18,900	25,200
Pliant Corp.:
Step-up Coupon, 0.00%, 6/15/2009	—	25,000	25,000	—	23,094	23,094
11.125%, 9/1/2009	35,000	180,000	215,000	38,150	196,200	234,350
Portola Packaging, Inc., 8.25%, 2/1/2012	25,000	120,000	145,000	19,750	94,800	114,550
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 (EUR)	50,000	220,000	270,000	69,916	307,632	377,548
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	20,000	85,000	105,000	20,600	87,550	108,150
TriMas Corp., 9.875%, 6/15/2012	75,000	385,000	460,000	79,500	408,100	487,600
United States Steel LLC:
9.75%, 5/15/2010	10,000	133,000	143,000	11,400	151,620	163,020
10.75%, 8/1/2008	30,000	60,000	90,000	35,325	70,650	105,975

				1,141,254	5,752,123	6,893,377

Telecommunication Services 1.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	100,000	505,000	605,000	85,750	433,037	518,787
American Tower Corp., 144A, 7.125%, 10/15/2012	15,000	85,000	100,000	15,338	86,913	102,251
AT&T Corp.:
9.05%, 11/15/2011	35,000	175,000	210,000	40,294	201,469	241,763
9.75%, 11/15/2031	35,000	170,000	205,000	41,781	202,937	244,718

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	170,000	825,000	995,000	180,619	876,534	1,057,153
BellSouth Corp., 5.2%, 9/15/2014	125,000	610,000	735,000	127,403	621,725	749,128
Cincinnati Bell, Inc., 8.375%, 1/15/2014	120,000	580,000	700,000	121,500	587,250	708,750
Dobson Cellular Systems, Inc., 144A, 6.96%, 11/1/2011	—	35,000	35,000	—	36,225	36,225
Dobson Communications Corp., 8.875%, 10/1/2013	35,000	165,000	200,000	24,588	115,912	140,500
GCI, Inc., 7.25%, 2/15/2014	25,000	120,000	145,000	25,000	120,000	145,000
Insight Midwest LP, 9.75%, 10/1/2009	—	35,000	35,000	—	36,663	36,663
IWO Escrow Co., 144A, 6.32%, 1/15/2012	—	15,000	15,000	—	15,113	15,113
LCI International, Inc., 7.25%, 6/15/2007	45,000	220,000	265,000	43,762	213,950	257,712
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	20,000	85,000	105,000	18,100	76,925	95,025
MCI, Inc., 8.735%, 5/1/2014	115,000	560,000	675,000	123,625	602,000	725,625
Nextel Communications, Inc., 5.95%, 3/15/2014	20,000	105,000	125,000	20,700	108,675	129,375
Nextel Partners, Inc., 8.125%, 7/1/2011	25,000	130,000	155,000	27,750	144,300	172,050
Northern Telecom Capital, 7.875%, 6/15/2026	—	60,000	60,000	—	59,400	59,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	300,000	365,000	72,556	334,875	407,431
Qwest Corp.:
7.25%, 9/15/2025	135,000	480,000	615,000	131,287	466,800	598,087
144A, 7.875%, 9/1/2011	—	180,000	180,000	—	195,300	195,300
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	15,000	70,000	85,000	18,037	84,175	102,212
144A, 14.0%, 12/15/2014	85,000	430,000	515,000	107,525	543,950	651,475
Rural Cellular Corp., 9.875%, 2/1/2010	25,000	120,000	145,000	25,438	122,100	147,538
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	55,000	65,000	8,425	46,338	54,763
SBC Communications, Inc., 4.125%, 9/15/2009	265,000	—	265,000	264,516	—	264,516
Triton PCS, Inc., 8.5%, 6/1/2013	10,000	35,000	45,000	9,650	33,775	43,425
Ubiquitel Operating Co., 9.875%, 3/1/2011	10,000	25,000	35,000	11,225	28,063	39,288
US Unwired, Inc., Series B, 10.0%, 6/15/2012	35,000	170,000	205,000	39,463	191,675	231,138
Western Wireless Corp., 9.25%, 7/15/2013	10,000	30,000	40,000	10,875	32,625	43,500

				1,595,207	6,618,704	8,213,911

Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	—	35,000	35,000	—	39,769	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	—	75,000	75,000	—	83,813	83,813
Calpine Corp.:
8.25%, 8/15/2005	27,000	144,000	171,000	27,270	145,440	172,710
144A, 8.5%, 7/15/2010	45,000	215,000	260,000	38,587	184,362	222,949
CMS Energy Corp., 8.5%, 4/15/2011	—	20,000	20,000	—	22,725	22,725
Consumers Energy Co., Series F, 4.0%, 5/15/2010	345,000	1,245,000	1,590,000	338,862	1,222,849	1,561,711
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	180,000	975,000	1,155,000	183,903	992,519	1,176,422
DPL, Inc., 6.875%, 9/1/2011	60,000	280,000	340,000	65,528	305,797	371,325
Midwest Generation LLC, 8.75%, 5/1/2034	15,000	80,000	95,000	17,025	90,800	107,825

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
NorthWestern Corp., 144A, 5.875%, 11/1/2014	—	55,000	55,000	—	56,263	56,263
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	105,000	525,000	630,000	114,450	572,250	686,700
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	210,000	1,050,000	1,260,000	225,935	1,129,674	1,355,609
Progress Energy, Inc., 6.75%, 3/1/2006	220,000	1,275,000	1,495,000	228,284	1,323,011	1,551,295
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	30,000	155,000	185,000	34,238	176,894	211,132
10.0%, 10/1/2009	35,000	165,000	200,000	41,387	195,112	236,499
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	—	85,000	85,000	—	90,738	90,738
Xcel Energy, Inc., 7.0%, 12/1/2010	245,000	1,780,000	2,025,000	276,171	2,006,469	2,282,640

				1,591,640	8,638,485	10,230,125

Total Corporate Bonds (Cost $14,342,213, $72,042,402 and $86,384,615, respectively)				14,475,712	73,475,548	87,951,260

Foreign Bonds - US$ Denominated 5.3%

Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	20,000	110,000	130,000	21,000	115,500	136,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	50,000	235,000	285,000	56,500	265,550	322,050
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	45,000	245,000	290,000	51,750	281,750	333,500
Shaw Communications, Inc.:
7.25%, 4/6/2011		60,000	60,000	—	66,150	66,150
8.25%, 4/11/2010	100,000	415,000	515,000	113,750	472,062	585,812
Vicap SA, 11.375%, 5/15/2007	10,000	25,000	35,000	10,125	25,313	35,438
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	85,000	100,000	15,563	88,188	103,751
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	35,000	200,000	235,000	33,862	193,500	227,362

				302,550	1,508,013	1,810,563

Consumer Staples 0.1%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	30,000	140,000	170,000	33,750	157,500	191,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	—	230,000	230,000	—	231,150	231,150
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	10,000	50,000	60,000	10,450	52,250	62,700

				44,200	440,900	485,100

Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	300,000	400,000	118,000	354,000	472,000
Luscar Coal Ltd., 9.75%, 10/15/2011	10,000	105,000	115,000	11,350	119,175	130,525
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	90,000	450,000	540,000	113,400	567,000	680,400
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	125,000	624,002	749,002	142,500	711,362	853,862
Secunda International Ltd., 144A, 9.76%, 9/1/2012	30,000	140,000	170,000	29,400	137,200	166,600

				414,650	1,888,737	2,303,387

Financials 1.8%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	—	954,930	954,930	—	986,261	986,261
Conproca SA de CV, 12.0%, 6/16/2010	—	100,000	100,000	—	126,000	126,000
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	50,000	240,000	290,000	59,569	285,930	345,499
8.75%, 6/15/2030	239,000	1,149,000	1,388,000	315,589	1,517,206	1,832,795

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Eircom Funding, 8.25%, 8/15/2013	30,000	155,000	185,000	33,150	171,275	204,425
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	—	195,000	195,000		200,791	200,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	230,000	1,115,000	1,345,000	230,671	1,118,255	1,348,926
Mizuho Financial Group, 8.375%, 12/29/2049	350,000	1,865,000	2,215,000	383,565	2,043,853	2,427,418
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	175,000	210,000	31,763	158,813	190,576
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	250,000	1,155,000	1,405,000	245,544	1,134,412	1,379,956
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	—	1,045,000	1,045,000	—	1,086,640	1,086,640
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	40,000	3,475,000	3,515,000	39,562	3,436,987	3,476,549
144A, 5.125%, 11/15/2014	460,000	—	460,000	457,790	—	457,790

				1,797,203	12,266,423	14,063,626

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	20,000	110,000	130,000	20,700	113,850	134,550
Elan Financial PLC, 144A, 7.75%, 11/15/2011	10,000	30,000	40,000	10,650	31,950	42,600

				31,350	145,800	177,150

Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	35,000	170,000	205,000	40,381	196,137	236,518
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	25,000	235,000	260,000	26,625	250,275	276,900
11.75%, 6/15/2009	—	85,000	85,000	—	86,594	86,594
12.5%, 6/15/2012	15,000	98,000	113,000	17,512	114,415	131,927
LeGrand SA, 8.5%, 2/15/2025	20,000	130,000	150,000	23,600	153,400	177,000
Stena AB:
144A, 7.0%, 12/1/2016	10,000	55,000	65,000	9,900	54,450	64,350
9.625%, 12/1/2012	20,000	95,000	115,000	22,600	107,350	129,950
Tyco International Group SA:
6.875%, 1/15/2029	101,000	481,000	582,000	115,697	550,991	666,688
7.0%, 6/15/2028	69,000	484,000	553,000	80,222	562,716	642,938

				336,537	2,076,328	2,412,865

Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	40,000	190,000	230,000	39,600	188,100	227,700
Magnachip Semiconductor SA:			—			—
144A, 6.875%, 12/15/2011	15,000	70,000	85,000	15,450	72,100	87,550
144A, 8.0%, 12/15/2014	15,000	65,000	80,000	15,638	67,763	83,401

				70,688	327,963	398,651

Materials 1.1%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	20,000	125,000	145,000	20,550	128,438	148,988
Avecia Group PLC, 11.0%, 7/1/2009	80,000	385,000	465,000	82,400	396,550	478,950
Cascades, Inc.:
7.25%, 2/15/2013	45,000	225,000	270,000	47,700	238,500	286,200
144A, 7.25%, 2/15/2013	—	10,000	10,000	—	10,600	10,600
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	440,000	435,000	875,000	510,279	504,480	1,014,759
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	—	200,000	200,000	—	199,000	199,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	—	24,000	24,000	—	24,098	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	25,000	125,000	150,000	29,562	147,812	177,374
ISPAT Inland ULC, 9.75%, 4/1/2014	29,000	150,000	179,000	35,815	185,250	221,065
Rhodia SA, 8.875%, 6/1/2011	30,000	150,000	180,000	30,225	151,125	181,350
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	485,000	1,735,000	2,220,000	538,888	1,927,774	2,466,662
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	85,000	105,000	21,850	92,863	114,713

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	435,000	2,015,000	2,450,000	456,472	2,114,460	2,570,932
Tembec Industries, Inc., 8.5%, 2/1/2011	130,000	620,000	750,000	130,650	623,100	753,750

				1,904,391	6,744,050	8,648,441

Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	20,000	100,000	120,000	16,750	83,750	100,500
Federative Republic of Brazil:
8.875%, 10/14/2019	40,000	215,000	255,000	42,160	226,610	268,770
9.25%, 10/22/2010	60,000	280,000	340,000	67,080	313,040	380,120
11.0%, 8/17/2040	60,000	310,000	370,000	71,190	367,815	439,005
Government of Ukraine, 7.65%, 6/11/2013	—	300,000	300,000	—	320,400	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049	110,000	595,000	705,000	35,750	193,375	229,125
11.75%, 4/7/2009	120,000	475,000	595,000	40,800	160,312	201,112
11.75%, 6/15/2015	105,000	515,000	620,000	35,437	175,100	210,537
Republic of Bulgaria, 8.25%, 1/15/2015	60,000	300,000	360,000	75,444	377,220	452,664
Republic of Colombia:
10.75%, 1/15/2013	10,000	50,000	60,000	11,950	59,750	71,700
11.75%, 2/25/2020	10,000	40,000	50,000	12,850	51,400	64,250
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	40,000	170,000	210,000	34,500	146,625	181,125
Republic of Philippines, 9.375%, 1/18/2017	50,000	270,000	320,000	51,938	280,463	332,401
Republic of Turkey:
7.25%, 3/15/2015	45,000	135,000	180,000	46,237	138,712	184,949
9.0%, 6/30/2011	—	20,000	20,000	—	22,850	22,850
9.5%, 1/15/2014	—	45,000	45,000	—	53,100	53,100
11.75%, 6/15/2010	50,000	300,000	350,000	62,750	376,500	439,250
11.875%, 1/15/2030	60,000	260,000	320,000	86,400	374,400	460,800
Republic of Venezuela:
9.25%, 9/15/2027	30,000	140,000	170,000	31,650	147,700	179,350
10.75%, 9/19/2013	40,000	270,000	310,000	47,900	323,325	371,225
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	80,000	400,000	480,000	82,752	413,760	496,512
11.0%, 7/24/2018	90,000	230,000	320,000	125,838	321,586	447,424
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	—	60,000	60,000	—	50,598	50,598
United Mexican States:
Series A, 6.75%, 9/27/2034	80,000	375,000	455,000	79,000	370,312	449,312
8.125%, 12/30/2019	10,000	125,000	135,000	11,735	146,813	158,548
11.375%, 9/15/2016	60,000	270,000	330,000	88,560	398,520	487,080

				1,158,671	5,894,036	7,052,707

Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	10,000	35,000	45,000	8,475	29,663	38,138
America Movil SA de CV, Series L, 144A, 5.75%, 1/15/2015	195,000	790,000	985,000	194,555	788,198	982,753
Axtel SA, 11.0%, 12/15/2013	40,000	200,000	240,000	43,100	215,500	258,600
Embratel, Series B, 11.0%, 12/15/2008	30,000	145,000	175,000	34,200	165,300	199,500
Esprit Telecom Group PLC, 11.5%, 12/15/2007	—	630,000	630,000	—	63	63
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	30,000	160,000	190,000	29,625	158,000	187,625
Inmarsat Finance PLC, 7.625%, 6/30/2012	30,000	160,000	190,000	31,200	166,400	197,600

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Innova S. de R.L., 9.375%, 9/19/2013	20,000	100,000	120,000	22,750	113,750	136,500
INTELSAT, 6.5%, 11/1/2013	40,000	200,000	240,000	36,400	182,000	218,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	315,000	380,000	68,006	329,569	397,575
Mobifon Holdings BV, 12.5%, 7/31/2010	—	65,000	65,000	—	77,106	77,106
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	20,000	110,000	130,000	20,400	112,200	132,600
Nortel Networks Corp., 6.875%, 9/1/2023	80,000	260,000	340,000	75,200	244,400	319,600
Nortel Networks Ltd., 6.125%, 2/15/2006	120,000	580,000	700,000	122,100	590,150	712,250
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	25,000	115,000	140,000	24,750	113,850	138,600

				710,761	3,286,149	3,996,910

Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008	70,000	345,000	415,000	57,400	282,900	340,300
Total Foreign Bonds - US$ Denominated (Cost $6,689,629, $34,707,820 and $41,397,449, respectively)				6,828,401	34,861,299	41,689,700

Foreign Bonds - Non US$ Denominated 0.6%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 (EUR)	—	80,000	80,000	—	109,284	109,284

Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 (EUR)	50,000	185,000	235,000	72,720	269,063	341,783

Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 (EUR)	25,000	115,000	140,000	34,576	159,049	193,625

Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 (MXN)	550,000	2,750,000	3,300,000	38,535	192,675	231,210
Series MI-10, 8.0%, 12/19/2013 (MXN)	8,806,000	44,797,000	53,603,000	703,642	3,579,500	4,283,142
Republic of Argentina:
Step-up Coupon, 8.25% to 7/6/2006, 9.0% to 7/6/2010 (EUR)	50,000	180,000	230,000	19,879	71,565	91,444
Series FEB, 8.0%, 2/26/2008 (EUR)	20,000	80,000	100,000	7,952	31,806	39,758
Republic of Colombia, 11.75%, 3/1/2010 (COP)	26,000,000	131,000,000	157,000,000	11,329	57,081	68,410
Republic of Romania, 5.75%, 7/2/2010 (EUR)	20,000	110,000	130,000	29,694	163,318	193,012

				811,031	4,095,945	4,906,976

Total Foreign Bonds - Non US$ Denominated (Cost $887,170, $4,469,099 and $5,356,269, respectively)				918,327	4,633,341	5,551,668

Asset Backed 2.8%
Automobile Receivables 0.4%
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	—	672,000	672,000	—	676,146	676,146

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	—	700,000	700,000	—	697,937	697,937
“A4”, Series 2002-3, 3.57%, 8/17/2009	650,000	—	650,000	651,280	—	651,280
“A4”, Series 2002-2, 4.3%, 3/15/2010	511,987	—	511,987	513,845	—	513,845
“B”, Series 2002-2, 4.67%, 3/15/2010	75,452	327,711	403,163	74,919	331,095	406,014

				1,240,044	1,705,178	2,945,222

Home Equity Loans 2.1%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	311,747	—	311,747	328,101	—	328,101
Argent NIM Trust, “A”, Series 2004-WN10, 144A, 4.212%, 11/25/2034	224,523	396,093	620,616	224,741	396,861	621,602
Centex Home Equity, “A6”, Series 2000-B, 7.97%, 7/25/2031	389,481	—	389,481	399,085	—	399,085
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	—	639,347	639,347	—	636,189	636,189
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.32%, 1/15/2034	—	1,352,885	1,352,885	—	1,350,007	1,350,007
“2A”, Series 2004-D, 2.65%, 6/15/2029	346,769	1,651,283	1,998,052	346,769	1,651,282	1,998,051
Countrywide Home Loans:
“A16”, Series 2002-36, 5.25%, 1/25/2033	52,576	250,507	303,083	52,551	250,389	302,940
“1A6”, Series 2003-1, 5.5%, 3/25/2033	—	352,932	352,932	—	353,882	353,882
Long Beach Asset Holdings Corp., “N1”, Seies 2004-2, 144A, 4.94%, 6/25/2034	—	1,640,741	1,640,741	—	1,636,639	1,636,639
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019	30,000	1,290,000	1,320,000	30,858	1,326,886	1,357,744
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.798%, 8/25/2035	—	1,840,000	1,840,000	—	1,841,291	1,841,291
Park Place Securities NIM Trust:
“A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	—	1,293,605	1,293,605	—	1,293,605	1,293,605
“C”, Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	—	1,445,000	1,445,000	—	1,445,000	1,445,000
Park Place Securities Trust, “B”, Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	—	1,555,000	1,555,000	—	1,552,667	1,552,667
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	—	1,741,772	1,741,772	—	1,814,561	1,814,561

				1,382,105	15,549,259	16,931,364

Industrials 0.2%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012	—	868,000	868,000	—	906,126	906,126
Northwest Airlines, “G”, Series 1999-3, 7.935%, 4/1/2019	—	804,126	804,126	—	880,155	880,155

				—	1,786,281	1,786,281

Manufactured Housing Receivables 0.1%
Vanderbilt Acquisition Loan Trust, “A2”, Series 2002-1, 4.77%, 10/7/2018	578,181	—	578,181	583,349	—	583,349
Total Asset Backed (Cost $3,236,227, $19,104,253 and $22,340,480. respectively)				3,205,498	19,040,718	22,246,216

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)

US Government Agency Sponsored Pass-Throughs 1.2%
Federal National Mortgage Association:
4.5%, 5/1/2033	130,000	—	130,000	125,613	—	125,613
5.0%, 3/1/2034	621,839	3,965,751	4,587,590	618,192	3,965,028	4,583,220
5.5% with various maturities from 3/1/2033 until 5/1/2034	1,036,204	—	1,036,204	1,052,244	—	1,052,244
6.0%, 11/1/2017	169,461	818,371	987,832	177,892	859,089	1,036,981
6.5%, 9/1/2034	285,443	1,503,946	1,789,389	299,441	1,579,834	1,879,275
7.13%, 1/1/2012	195,898	—	195,898	206,809	—	206,809

8.0%, 9/1/2015	67,007	304,995	372,002	71,268	324,394	395,662

Total US Government Agency Sponsored Pass-Throughs (Cost $2,535,331, $6,728,364 and $9,277,608, respectively)				2,551,459	6,728,345	9,279,804

US Government Backed 3.5%
US Treasury Bills:
1.583%, 1/20/2005	25,000	—	25,000	24,979	—	24,979
1.56%, 1/20/2005	—	30,000	30,000	—	29,975	29,975
US Treasury Bond:
6.0%, 2/15/2026	1,355,000	6,507,000	7,862,000	1,552,163	7,453,820	9,005,983
7.25%, 5/15/2016	300,000	3,396,000	3,696,000	375,516	4,250,838	4,626,354
7.5%, 11/15/2016	20,000	240,000	260,000	25,559	306,703	332,262
US Treasury Note:
1.5%, 3/31/2006	1,350,000	—	1,350,000	1,327,957	—	1,327,957
3.25%, 1/15/2009	1,751,000	9,449,000	11,200,000	1,735,816	9,367,058	11,102,874
4.25%, 11/15/2013	—	970,000	970,000	—	976,101	976,101

Total US Government Backed (Cost $4,945,080, 21,765,475 and $26,710,555, respectively)				5,041,990	22,384,495	27,426,485

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%, 8/25/2034	—	2,275,000	2,275,000	—	2,308,576	2,308,576
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	—	753,626	753,626	—	770,617	770,617
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	176,853	—	176,853	182,102	—	182,102
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	347,023	249,145	596,168	361,663	259,655	621,318
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	118,618	552,355	670,973	120,257	559,991	680,248
Countrywide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032	132,533	631,480	764,013	132,605	631,825	764,430
DLJ Mortgage Acceptance Corp., “A1B”, Series 1997-CF2, 144A, 6.82%, 10/15/2030	192,386		192,386	204,564		204,564

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
First Union-Lehman Brothers Commercial Mortgae, “A3”, Series 1997-C1, 7.38%, 4/18/2029	—	1,639,701	1,639,701	—	1,744,730	1,744,730
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	241,227	—	241,227	255,205	—	255,205
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	205,000	—	205,000	224,359	—	224,359
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%, 6/25/2032	—	1,200,000	1,200,000	—	1,203,475	1,203,475
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	62,994	319,168	382,162	65,573	332,234	397,807
“8A1”, Series 2004-3, 7.0%, 4/25/2034	—	621,960	621,960	—	649,753	649,753
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	231,923	1,107,927	1,339,850	233,807	1,116,929	1,350,736
Merrill Lynch Mortgage Investors, Inc., “B”, Series 1999-C1, 7.71%, 11/15/2031	220,000	—	220,000	251,790	—	251,790
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	—	1,152,161	1,152,161	—	1,191,259	1,191,259
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 3/25/2033	—	1,845,000	1,845,000	—	1,874,116	1,874,116
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	105,819	105,819	211,638	109,787	109,787	219,574
TIAA Real Estate CDO Ltd., “A2”, Series 2001-C1A, 144A, 6.3%, 6/19/2021	146,344	—	146,344	155,323	—	155,323
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	289,000	1,097,000	1,386,000	297,541	1,129,422	1,426,963
Washington Mutual Mortgage Securities Corp.:
“A7”, Series 2004-AR9, 4.267%, 8/25/2034	227,000	1,098,000	1,325,000	227,179	1,098,865	1,326,044
“4A1”, Series 2002-S7, 4.5%, 11/25/2032	—	204,173	204,173	—	204,567	204,567

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $2,841,767,$15,222,370 and $18,064,137, respectively				2,821,755	15,185,801	18,007,556

Collateralized Mortgage Obligations 6.9%
Fannie Mae,
“A1”, Series 2002-93, 6.5%, 3/25/2032	—	479,385	479,385	—	497,038	497,038
“C”, Series 1997-M5, 6.74%, 8/25/2007	390,000	—	390,000	417,009	—	417,009
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	119,237	562,651	681,888	126,354	596,233	722,587
“A2”, Series 2002-T16, 7.0%, 7/25/2042	132,686	1,315,416	1,448,102	140,605	1,393,927	1,534,532
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	260,000	1,250,000	1,510,000	257,971	1,240,246	1,498,217

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	—	1,195,000	1,195,000	—	1,200,508	1,200,508
“2A”, Series 2002-W1, 7.5%, 2/25/2042	177,556	866,549	1,044,105	189,685	925,744	1,115,429
“5A”, Series 2004-W2, 7.5%, 3/25/2044	362,761	1,718,056	2,080,817	388,308	1,839,049	2,227,357
Federal Home Loan Mortgage Corp.:
“PV”, Series 2726, 3.5%, 4/15/2026	—	1,645,000	1,645,000	—	1,640,101	1,640,101
“QC”, Series 2694, 3.5%, 9/15/2020	—	1,900,000	1,900,000	—	1,888,295	1,888,295
“NB”, Series 2750, 4.0%, 12/15/2022	—	1,558,000	1,558,000	—	1,555,936	1,555,936
“ME”, Series 2691, 4.5%, 4/15/2032	285,000	3,040,000	3,325,000	272,718	2,908,995	3,181,713
“PE”, Series 2727, 4.5%, 7/15/2032	470,000	1,250,000	1,720,000	448,179	1,191,966	1,640,145
“QH”, Series 2694, 4.5%, 3/15/2032	595,000	2,990,000	3,585,000	573,161	2,880,253	3,453,414
“PE”, Series 2777, 5.0%, 4/15/2033	—	2,365,000	2,365,000	—	2,348,994	2,348,994
“PQ”, Series 2844, 5.0%, 5/15/2023	—	2,220,000	2,220,000	—	2,287,088	2,287,088
“QC”, Series 2836, 5.0%, 9/15/2022	—	2,220,000	2,220,000	—	2,279,616	2,279,616
“TE”, Series 2780, 5.0%, 1/15/2033	—	1,685,000	1,685,000	—	1,675,349	1,675,349
“BG”, Series 2640, 5.0%, 2/15/2032	510,000	—	510,000	511,929	—	511,929
“EG”, Series 2836, 5.0%, 12/15/2032	455,000	—	455,000	451,157	—	451,157
“JD”, Series 2778, 5.0%, 12/15/2032	290,000	—	290,000	288,188	—	288,188
“NE”, Series 2802, 5.0%, 2/15/2033	460,000	—	460,000	457,758	—	457,758
“PE”, Series 2512, 5.5%, 2/15/2022	—	420,000	420,000	—	436,118	436,118
“BD”, Series 2453, 6.0%, 5/15/2017	—	2,250,000	2,250,000	—	2,347,692	2,347,692
“Z”, Series 2173, 6.5%, 7/15/2029	78,137	—	78,137	82,024	—	82,024
“H”, Series 2278, 6.5%, 1/15/2031	92,535	—	92,535	94,966	—	94,966
Federal National Mortgage Association:
“TU”, Series 2003-122, 4.0%, 5/25/2016	350,000	—	350,000	353,416	—	353,416
“NE”, Series 2004-52, 4.5%, 7/25/2033	—	1,118,000	1,118,000	—	1,062,241	1,062,241
“QG”, Series 2004-29, 4.5%, 12/25/2032	—	1,245,000	1,245,000	—	1,183,932	1,183,932
“WB”, Series 2003-106, 4.5%, 10/25/2015	—	1,870,000	1,870,000	—	1,897,847	1,897,847
“A2”, Series 2002-W10, 4.7%, 8/25/2042	5,097	13,886	18,983	5,093	13,874	18,967
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	270,000	—	270,000	271,302	—	271,302
“A2”, Series 2002-60, 4.75%, 2/25/2044	30,529	—	30,529	30,476	—	30,476
“KY”, Series 2002-55, 4.75%, 4/25/2028	—	138,093	138,093	—	137,873	137,873
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	—	1,175,000	1,175,000	—	1,181,965	1,181,965
“KH”, Series 2003-92, 5.0%, 3/25/2032	260,000	—	260,000	257,157	—	257,157

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
“PD”, Series 2002-31, 6.0%, 11/25/2021	1,300,000	6,500,000	7,800,000	1,344,279	6,721,396	8,065,675
“PM”, Series 2001-60, 6.0%, 3/25/2030	119,253	555,004	674,257	120,795	562,179	682,974
“HM”, Series 2002-36, 6.5%, 12/25/2029	—	111,715	111,715	—	113,051	113,051
“2A”, Series 2003-W8, 7.0%, 10/25/2042	168,485	—	168,485	177,746	—	177,746
FHLMC Structured Pass-Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	183,399	871,147	1,054,546	194,174	922,327	1,116,501
Government National Mortgage Association:
“DH”, Series 2004-3, 3.75%, 2/20/2027	810,000	—	810,000	806,141	—	806,141
“PD”, Series 2004-30, 5.0%, 2/20/2033	—	1,115,000	1,115,000	—	1,109,851	1,109,851

Total Collateralized Mortgage Obligations (Cost $8,170,421, $45,449,574 and $53,619,995, respectively)				8,260,591	46,039,684	54,300,275

Government National Mortgage Association 0.6%
Government National Mortgage Association:
5.0%, 9/20/2033	223,786	1,053,108	1,276,894	223,979	1,054,020	1,277,999
6.0% with various maturities from 7/20/2034 until 8/20/2034	818,318	1,637,251	2,455,569	847,685	1,696,008	2,543,693
6.5%, 4/20/2034	287,983	—	287,983	303,310	—	303,310

Total Government National Mortgage Association (Cost $1,369,996, $2,727,906 and $4,097,902, respectively)				1,374,974	2,750,028	4,125,002

Municipal Investments 1.9%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017	560,000	—	560,000	622,658	—	622,658
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007	—	1,000,000	1,000,000	—	1,062,080	1,062,080
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	—	510,000	517,900	—	517,900
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008	270,000	—	270,000	270,419	—	270,419
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012	—	1,000,000	1,000,000	—	1,156,040	1,156,040
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015	385,000	—	385,000	381,739	—	381,739
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	215,000	—	215,000	220,433	—	220,433
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013	—	1,285,000	1,285,000	—	1,410,030	1,410,030

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013	—	1,895,000	1,895,000	—	1,933,260	1,933,260
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016	—	1,000,000	1,000,000	—	1,081,940	1,081,940
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017	—	1,735,000	1,735,000	—	1,727,886	1,727,886
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023	—	1,040,000	1,040,000	—	1,109,857	1,109,857
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018	—	1,185,000	1,185,000	—	1,208,807	1,208,807
Washington, Industrial Development Revenue, 3.5%, 10/1/2010	—	1,840,000	1,840,000	—	1,766,529	1,766,529
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010	355,000	—	355,000	357,077	—	357,077

Total Municipal Investments (Cost $2,285,380, $12,310,926 and $14,596,306, respectively)				2,370,226	12,456,429	14,826,655

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	—	70,000	70,000	—	65,625	65,625
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	10,000	50,000	60,000	9,900	49,500	59,400

Total Convertible Bond (Cost $9,930, $114,979 and $124,909, respectively)				9,900	115,125	125,025

Warrants 0.0%
MircoStrategy, Inc.	—	96	96	—	9	9
TravelCenters of America, Inc.	10	40	50	50	200	250

Total Warrants (Cost $50, $200 and $250, respectively)				50	209	259

Other Investments 0.1%
Hercules Trust II, (Common Stock Unit)

Total Other Investments (Cost $87,375, $398,781 and $486,156, respectively)	105,000	510,000	615,000	88,200	428,400	516,600

Exchange Traded Funds 0.1%
Semiconductor HOLDRs Trust

Total Exchange Traded Funds (Cost $167,341, $843,677 and $1,011,018, respectively)	4,800	24,200	29,000	160,129	807,312	967,441

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 2.25%

Total Securities Lending Collateral (Cost $79,425, $0 and $79,425, respectively)	79,425	—	79,425	79,425	—	79,425

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 2.24%

Total Cash Equivalents (Cost $3,967,120, $21,146,078 and $25,113,198, respectively)	3,967,120	21,146,078	25,113,198	3,967,120	21,146,078	25,113,198

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Total Investment Portfolio (Cost $116,186,557, $585,559,850 and $701,746,407, respectively) 99.8%				130,385,193	652,892,616	783,277,809
Other Assets and Liabilities, Net 0.2%				(7,933)	1,657,614	1,649,681

Net Assets 100.0%				130,377,260	654,550,230	784,927,490

Portfolio Abbreviations and Definitions:

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR:	American Depository Receipts
PIK:	Denotes that all or a portion of the income is paid in kind.
REIT:	Real Estate Investment Trust
HOLDRS:	Holding Company Depository Receipts

Currency Abbreviations:

COP:	Colombian Peso
EUR:	Euro
MXN:	Mexican Peso

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio–Pro Forma Combined
Net Assets
Class A Shares	$621,557,263	$130,377,260	$—	$751,934,523
Class B Shares	32,992,967	—	—	32,992,967

Total Net Assets	$654,550,230	$130,377,260	$—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597

Net Asset Value Per Share
Class A Shares	$22.37	$11.70	—	$22.37
Class B Shares	$22.33	—	—	$22.33

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Portfolio will be received by the shareholders of Balanced Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Portfolio that actually will be received on or after such date.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS

AND LIABILITIES AS OF DECEMBER 31, 2004 (UNAUDITED)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio–Pro Forma Combined
Investments, at value	$652,892,616	$130,385,193	$—	$783,277,809
Cash	39,710	180,441	—	220,151
Other assets less liabilities	1,617,904	(188,374)	—	1,429,530

Total Net Assets	$654,550,230	$130,377,260	—	$784,927,490

Net Assets
Class A Shares	$621,557,263	$130,377,260	—	$751,934,523
Class B Shares	32,992,967	—	—	32,992,967

Total Net Assets	$654,550,230	$130,377,260	—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597

Net Asset Value Per Share
Class A Shares	$22.37	$11.70	—	$22.37
Class B Shares	$22.33	—	—	$22.33

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments		Total Return Portfolio–Pro Forma Combined
Investment Income:
Interest and dividend income	$18,463,172	$3,696,800	$—		$22,159,972

Total Investment Income	18,463,172	3,696,800			22,159,972
Expenses
Management fees	3,670,402	646,731	(679,505	)(2)	3,637,628
Record keeping fee	34,972	—	—		34,972
Accounting Fee	—	79,611	53,414	(3)	133,025
Custodian Fee	39,230	24,310	(12,658	)(3)	50,882
Distribution Service Fees	66,432	—	—		66,432
Auditing	22,235	32,580	(5,144	)(3)	49,671
Legal	25,057	12,830	(5,724	)(3)	32,163
Trustees fees	26,175	7,172	(12,815	)(3)	20,532
Reports to Shareholders	105,061	14,160	15,383	(3)	134,604
All other expenses	33,337	2,906	(15,105	)(3)	21,138

Total expenses before reductions	4,022,901	820,300	(662,154)		4,181,047
Expense reductions	(6,817)	(3,588)	—		(10,405)

Expenses, net	4,016,084	816,712	(662,154)		4,170,642

Net investment income (loss)	14,447,088	2,880,088	662,154		17,989,330

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	39,912,342	9,114,340	—		49,026,682
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	(12,171,380)	(3,739,258)	—		(15,910,638)

Net increase in net assets from operations	$42,188,050	$8,255,170	$662,154		$51,105,374

Notes to Pro Forma Combined Financial Statements

December 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2004, and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2004 for Total Return Portfolio and Balanced Portfolio as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each portfolio and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Balanced Portfolio in exchange for shares of Total Return Portfolio at net asset value. Following the acquisition, Total Return Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Total Return Portfolio intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the application of Total Return Fund’s lower management fee agreement, which will go into effect upon the consummation of the merger, to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expenses resulting from the merger.

Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder Growth & Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder High Income Portfolio

•	Scudder Income & Growth Strategy Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

The following supplements the “Investment Restrictions” section of each portfolio’s Statement of Additional Information:

The Portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

The third paragraph is deleted from the “Purchases and Redemptions” section in the Statement of Additional Information.

Please Retain This Supplement for Future Reference

February 9, 2005

Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder Growth & Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder High Income Portfolio

•	Scudder Income & Growth Strategy Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

The following information replaces the disclosure in the portfolios’ Statements of Additional Information regarding the Advisor’s policies with respect to its selection of broker-dealers to execute the purchase and sale of the portfolios’ portfolio securities for the above-listed portfolios, the allocation of trades among the portfolios and the use of broker-dealers that are affiliated with the Advisor appearing under the caption: “Portfolio Transactions.” Other disclosure appearing under this caption, including the amount of brokerage commissions paid by a portfolio during the three most recent fiscal years, the amount of brokerage commissions directed for research during a portfolio’s most recent fiscal year, the amount of brokerage commissions paid to affiliated broker-dealers during a portfolio’s three most recent fiscal years and a portfolio’s holdings of securities issued by its regular brokers and dealers as of the end of the portfolio’s most recent fiscal year, is not affected by this supplement.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or

2

disposed of for, the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Please Retain This Supplement for Future Reference

February 9, 2005

3

Scudder Variable Series II:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Large Cap Value Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth & Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Scudder Templeton Foreign Value Portfolio

The following supplements information presented in the Portfolios Statement of Additional Information under the heading “Investment Restrictions”:

Each of the above Portfolios will not acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

December 22, 2004

S-38

November 22, 2004

SVS2-36XX

Supplement to the currently effective Statement of Additional Information for the following Portfolio:

Scudder Variable Series II - Total Return Portfolio

The following supplements the disclosure in the “Investment and Restrictions” section of the Portfolio’s currently effective SAI:

The Portfolio may also invest up to 15% of its total assets in credit default swaps. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio may also borrow up to 5% of the Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

The following supplements the disclosure in the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Bank Loans. The Portfolio may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Variable Rate Securities. The Portfolio, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The following replaces related disclosure in the “Swaps, Caps, Floors and Collars” subsection of the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Among the Strategic Transactions into which the Portfolio may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Subadvisor. Effective November 2004, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for a portion of the assets of Scudder Total Return Portfolio. DeAMIS serves as sub-advisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor.

Under the terms of the Subadvisory Agreement, DeAMIS manages the investment and reinvestment of a portion of the Portfolio’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets for assets allocated to DeAMIS.

The Subadvisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, or (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

Please Retain This Supplement for Future Reference

November 22, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Growth Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder U.S. Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Growth and Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder Income and Growth Strategy Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Directors/Trustees and Officers” section of each Fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 20, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

S-39

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

S-40

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

CLASS A AND B SHARES

SCUDDER VARIABLE SERIES II

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series II (the “Fund”) dated May 1, 2004, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

Scudder Variable Series II offers a choice of 31 portfolios (each a “Portfolio,” collectively, the “Portfolios”), 27 of which are offered herein, to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies.

The Portfolios offered herein are:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio (formerly, Scudder Government Securities Portfolio)

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio (formerly, Scudder Contrarian Value Portfolio)

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth And Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio’s objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	for all Portfolios except Scudder Money Market Portfolio and Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

for Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

for Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Scudder Money Market Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

Scudder Money Market Portfolio may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio’s (except Scudder Money Market Portfolio) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for Scudder Money Market Portfolio, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio’s assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)	purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

For all portfolios except Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Money Market Portfolio and Scudder Strategic Income Portfolio:

(7)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except Scudder Dreman Small Cap Value Portfolio and Scudder Money Market Portfolio:

(8)	lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(9)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(10)	lend portfolio securities in an amount greater than 5% of its total assets; and

(11)	invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. Scudder Technology Growth Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Master-feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or Subadvisor to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2003. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except Scudder Fixed Income Portfolio, Scudder Total Return Portfolio and Scudder Money Market Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Scudder Fixed Income Portfolio and Scudder Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities. Scudder Money Market Portfolio may not invest more than 50% of its assets in asset back securities.

Bank and Savings and Loan Obligations for Scudder High Income Portfolio. Scudder High Income Portfolio may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation”. When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or Subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than Scudder Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. The growth and value sub-portfolios (or “segment”) of the portfolio were allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio’s new strategy. After this date, the portfolio’s daily net flows are normally allocated 50% to the growth segment and 50% to the value segment. Segment allocations will be monitored daily by the Advisor.

Equal allocations continue as long as neither of the two sub-portfolios drops below 45% of the portfolio’s total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted segment. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted segment. This practice will be handled by the Advisor (working with the custodian) and will continue until the under-weighted segment grows to at least 45% of the portfolio’s total assets, at which time the cash allocations will return to 50% for each.

If the segment with less than 45% of the Portfolio’s total net assets drops below 40% for two consecutive business days, the Advisor will send a first notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, the Advisor will send a final notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the final notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each segment.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either segment has an overdraft position, corrections will be made at the segment level. If the portfolio’s management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation. In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder Growth Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or Subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or Subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or Subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or Subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or Subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investing in Emerging Markets. A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor or Subadvisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the Securities and Exchange Commission (“SEC”).

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or Subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country’s balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio, may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of Scudder Money Market Portfolio and Scudder Dreman Small Cap Value Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a Subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Scudder Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are each classified as a “non-diversified” portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, the Subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

Special Risk Factors — Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Growth Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio, SVS Focus Value+Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the US. See “Investment Policies and Techniques — Options and Financial Futures Transactions — Foreign Currency Transactions.” Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and Subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets (20% for SVS Index 500 Portfolio) will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or Subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or Subadvisor.

A Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or Subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”) reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Trustees on August 12, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio	Fee Rate
Scudder Blue Chip Portfolio	0.650%
Scudder Large Cap Value Portfolio	0.750%
Scudder Fixed Income Portfolio	0.600%
Scudder Government & Agency Securities Portfolio	0.550%
Scudder Growth Portfolio	0.600%
Scudder High Income Portfolio	0.600%
Scudder International Select Equity Portfolio	0.750%
Scudder Money Market Portfolio	0.500%
Scudder Small Cap Growth Portfolio	0.650%
Scudder Strategic Income Portfolio	0.650%
Scudder Total Return Portfolio	0.550%

Portfolio	Fee Rate
SVS Dreman Small Cap Value Portfolio	0.750%
SVS Focus Value+Growth Portfolio	0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
Over $12.5 billion	0.620%

Scudder Global Blue Chip Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

SVS Index 500 Portfolio pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the

Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
$250-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio	Fiscal 2003		Fiscal 2002	Fiscal 2001
Scudder Aggressive Growth Portfolio	$379,697	(4)	$410,143	$483,759
Scudder Blue Chip Portfolio	$1,406,973		$1,373,856	$1,442,334
Scudder Large Cap Value Portfolio	$1,728,833		$1,869,062	$1,710,166
Scudder Fixed Income Portfolio	$1,453,086		$1,056,716	$619,125
Scudder Global Blue Chip Portfolio	$476,692	(6)	$454,436	$360,873
Scudder Government & Agency Securities Portfolio	$2,701,849		$2,330,550	$1,288,534
Scudder Growth Portfolio	$1,735,405		$1,930,712	$2,797,103
Scudder High Income Portfolio	$2,301,804		$1,907,361	$1,817,767
Scudder International Select Equity Portfolio	$962,216		$835,181	$1,082,916
Scudder Money Market Portfolio	$2,504,325		$2,991,068	$2,318,839
Scudder Small Cap Growth Portfolio	$1,195,267		$1,216,116	$1,542,283
Scudder Strategic Income Portfolio	$435,782		$256,045	$94,858
Scudder Technology Growth Portfolio	$1,620,836		$2,050,402	$2,370,718
Scudder Total Return Portfolio	$3,591,741		$4,163,477	$4,673,078
SVS Davis Venture Value Portfolio(1)	$1,812,833		$1,419,371	$262,447
SVS Dreman Financial Services Portfolio	$977,258		$964,831	$650,194
SVS Dreman High Return Equity Portfolio	$4,278,201		$3,846,139	$2,030,660
SVS Dreman Small Cap Value Portfolio	$2,170,456		$1,932,765	$908,121
SVS Eagle Focused Large Cap Growth Portfolio	$732,724		$629,622	$351,121
SVS Focus Value+Growth Portfolio	$800,121	(3)	$905,500	$1,057,299
SVS Index 500 Portfolio(8)	$1,002,180		$933,197	$615,130
SVS INVESCO Dynamic Growth Portfolio(1)	$304,792	(5)	$253,612	$65,026
SVS Janus Growth And Income Portfolio	$1,721,907		$1,734,797	$1,222,426
SVS Janus Growth Opportunities Portfolio	$1,194,758		$1,319,879	$1,394,470
SVS MFS Strategic Value Portfolio(2)	$97,981	(7)	$24,692	n/a
SVS Oak Strategic Equity Portfolio(1)	$568,504		$411,997	$112,052
SVS Turner Mid Cap Growth Portfolio(1)	$861,498		$614,364	$112,802

(1)	Commenced operations on May 1, 2001.

(2)	Commenced operations on May 1, 2002.

(3)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Focus Value+Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.84% and Class B at 1.09%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.24%. Accordingly, for the year ended December 31, 2003 the Advisor waived $6,300 of management fee and the fees pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Portfolio’s average daily net assets.

(4)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.20%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.35%. For the year ended December 31, 2003 the Advisor waived $15,030 of management fees.

(5)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.

(6)	The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio’s average daily net assets.

(7)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio’s average daily net assets.

(8)	Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. Prior to April 5, 2002, the Portfolio paid the Advisor an investment management fee of 0.440% of the first $200 million of the Portfolio’s average daily net assets, 0.400% of the next $550 million of the Portfolio’s average daily net assets, 0.380% of the next $1.25 billion of the Portfolio’s average daily net assets, 0.365% of the next $3 billion of the Portfolio’s average daily net assets and 0.335% of such assets in excess of $5 billion.

Subadvisor to SVS Index 500 Portfolio

Effective April 30, 2003, Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion in assets under management.

DeIM pays a fee to NTI for serving as subadvisor to SVS Index 500 Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $2 billion	0.015%
On the next $2 billion	0.010%
Over $4 billion	0.005%

For the fiscal year ended December 31, 2003, the fee paid by DeIM to NTI was as follows:

2003
SVS Index 500 Portfolio	$31,149

Subadvisor to Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. Effective May 1, 2002 for Scudder International Select Equity Portfolio and September 2, 2002 for Scudder Strategic Income Portfolio, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of each sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio’s portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DeAMIS will manage the portion of each Portfolio’s assets invested in emerging market debt securities.

The Advisor pays DeAMIS for its services for Scudder International Select Equity Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.375% of the Portfolio’s average daily net assets.

The Advisor pays DeAMIS for its services for Scudder Strategic Income Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Portfolio’s average daily net assets.

The sub-advisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement. The sub-advisory agreements had an initial term ending September 30, 2002 and continue in effect year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolio who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio (“Independent Trustees” or “Non-interested Trustees”), and (b) by a majority of the shareholders or the Board of Trustees of the Portfolio. The sub-advisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolio or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with DVM had an initial term ending May 1, 2003 (June 30, 2007 for SVS Dreman Small Cap Value Portfolio) and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisory agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

	2003	2002	2001
SVS Dreman Financial Services Portfolio	$376,743	$433,523	$208,089
SVS Dreman High Return Equity Portfolio	$1,800,568	$1,755,676	$639,408
SVS Dreman Small Cap Value Portfolio	$966,304	$878,478	n/a

Subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. Eagle Asset Management (“EAM”), 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the subadvisor for SVS Eagle Focused Large Cap Growth Portfolio. Eagle Asset Management, is a wholly-owned subsidiary of Raymond James Financial, Inc. EAM manages approximately $8.15 billion in assets for institutional, high net worth individuals and subadvisory clients as of December 31, 2003.

Under the terms of the subadvisory agreement, EAM manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with EAM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by EAM, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays EAM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$50 million	0.45%
Next $250 million	0.40%
Amounts over $300 million	0.30%

The subadvisory fees paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for the past three fiscal years is as follows:

	2003	2002	2001
SVS Eagle Focused Large Cap Portfolio	$333,835	$290,131	$166,516

Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC (“JCM”) (formerly, Janus Capital Corporation) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. JCM is a direct subsidiary of Janus Capital Group Inc. JCM began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. JCM has served as subadvisor to the Portfolios since their inception on October 29, 1999.

Under the terms of each subadvisory agreement, JCM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that JCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties or from reckless disregard by JCM of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with JCM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by JCM, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays JCM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
$0-$100 million	0.55%
$100 million-$500 million	0.50%
On the balance over $500 million	0.45%

The subadvisory fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the past three fiscal years is as follows:

	2003	2002	2001
SVS Janus Growth And Income Portfolio	$936,074	$941,234	$430,226
SVS Janus Growth Opportunities Portfolio	$649,430	$724,231	$760,392

Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Funds Group, Inc. (“IFG”), 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. IFG has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, IFG manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with IFG had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by IFG, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays IFG for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.550%
Next $400 million	0.525%
Next $500 million	0.500%
On amounts over $1 billion	0.470%

The subadvisory fees paid by DeIM to IFG for SVS INVESCO Dynamic Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the prior two fiscal years is as follows:

	2003	2002	2001
SVS INVESCO Dynamic Growth Portfolio	$167,790	$139,907	$36,021

Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisory fees paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

	2003	2002	2001
SVS Turner Mid Cap Growth Portfolio	$465,545	$335,230	$62,657

Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd., (“OAL”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. OAL has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, OAL manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with OAL had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by OAL, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays OAL for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On all assets	0.300%

The subadvisory fees paid by DeIM to OAL for SVS Oak Strategic Equity Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

	2003	2002	2001
SVS Oak Strategic Equity Portfolio	$179,780	$130,081	$35,692

Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisory fees paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and past two fiscal years is as follows:

	2003	2002	2001
SVS Davis Venture Value Portfolio	$909,672	$722,987	$139,441

Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is controlled by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS had an initial term ending September 30, 2002, and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

The subadvisory fee paid by DeIM to MFS for SVS MFS Strategic Value Portfolio for the past two fiscal years is as follows:

	2003	2002
SVS MFS Strategic Value Portfolio	$49,179	$12,335

Subadvisors to SVS Focus Value+Growth Portfolio. Jennison Associates LLC (“Jennison”), a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison Associates managed approximately $59 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the “growth” portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the Portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
On the first $100 million	0.450%
On the next $400 million	0.400%
On the next $500 million	0.350%
On the next $1 billion	0.300%
Over $2 billion	0.250%

Effective April 5, 2002, Dreman Value Management, L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $7 billion in assets.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio’s average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $250 million	0.4000%
On the next $250 million	0.3500%
On the next $500 million	0.3375%
Over $1 billion	0.3150%

The subadvisory agreement for the Portfolio remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisory agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio, and (b) a majority of the shareholders or the Board of the Fund. The subadvisory agreement may be terminated at any time upon 60 days notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement with the Advisor. DVM may terminate the subadvisory agreement upon 90 days notice to the Advisor.

The subadvisory fee paid by DeIM to Jennison for the “growth” portion of the SVS Focus Value+Growth Portfolio for the past two fiscal years is as follows:

	2003	2002
SVS Focus Value+Growth Portfolio	$244,563	$273,389

The subadvisory fee paid by DeIM to DVM for the “value” portion of the SVS Focus Value+Growth Portfolio for the period April 5, 2002 through December 31, 2002 and for the fiscal year ended 2003 were as follows:

	2003	2002
SVS Focus Value+Growth Portfolio	$152,656	$183,280

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the fund.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The Board of Trustees approved the renewal of each Portfolio’s advisory contract with DeIM on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Portfolio’s Oversight Committee met on several occasions to consider the renewal of each Portfolio’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor and subadvisors; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, subadvisors, the Portfolios and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Trustees and Board reviewed each Portfolio’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Independent Trustees and Board considered each Portfolio’s management fee rates, subadvisory fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds.

Profitability. The Independent Trustees and Board considered the level of the Advisor’s profits with respect to the management of the Portfolios, including a review of the Advisor’s methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale. The Independent Trustees and Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Independent Trustees and Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Trustees and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies and subadvisors.

Other Benefits to the Advisor. The Independent Trustees and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Subadvisory Agreements As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and the Portfolio’s Oversight Committees met to consider the renewal of each applicable Portfolio’s subadvisory agreement. In determining whether to approve each subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreements, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the Subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors, as well as the qualifications of their personnel; the nature and quality of services provided by the Subadvisors to the Portfolios; and a Subadvisor’s relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Portfolio. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Portfolio and not all such information is used by the Advisor in connection with a Portfolio. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Dreman Value Management, L.L.C.

Under the subadvisory agreements between the Advisor and Dreman Value Management, L.L.C. (“DVM”), DVM places all orders for purchases and sales of the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman Small Cap Value Portfolio and the “value” portion of SVS Focus Value+Growth Portfolio. At times, investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio’s policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM’s overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The subadvisory fee paid by DeIM to DVM is not reduced because these research services are received.

Eagle Asset Management, Janus Capital Management LLC, Davis Selected Advisors, L.P., Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc., Jennison Associates LLC and Massachusetts Financial Services Company.

Under the subadvisory agreements between the Advisor and each Subadvisor, each Subadvisor places all orders for the purchase securities for each portfolio (or portion of each portfolio, as applicable) it manages. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by each Subadvisor. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases.

Each Subadvisor in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios’ policy of seeking best execution of orders. Each Subadvisor may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, and each Subadvisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of each Subadvisor. In selecting among firms believed to meet the criteria for handling a particular transaction, each subadvisor may each give consideration to those firms as well as to those firms that provide market, statistical and other research information to the Portfolio, and each Subadvisor, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

Each Subadvisor may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by each subadvisor in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if each subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or each Subadvisor’s overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of each subadvisor. The subadvisory fees paid by each subadvisor are not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Aggressive Growth Portfolio	$129,184	$143,254	$34,253
Scudder Blue Chip Portfolio	$365,208	671,982	536,231
Scudder Large Cap Value Portfolio	$362,438	577,420	412,534
Scudder Fixed Income Portfolio	$0	0	0
Scudder Global Blue Chip Portfolio	$97,252	61,899	49,691
Scudder Government & Agency Securities Portfolio	$0	6,312	480
Scudder Growth Portfolio	$157,577	348,962	570,848
Scudder High Income Portfolio	$0	8,707	6335
Scudder International Select Equity Portfolio	$461,119	379,066	400,055
Scudder Money Market Portfolio	$0	0	0
Scudder Small Cap Growth Portfolio	$982,755	538,528	521,070
Scudder Strategic Income Portfolio	$0	0	4,639
Scudder Technology Growth Portfolio	$591,677	632,705	385,288
Scudder Total Return Portfolio	$139,867	714,788	1,195,032
SVS Davis Venture Value Portfolio(1)	$52,683	159,049	130,730
SVS Dreman Financial Services Portfolio	$39,552	74,474	93,656
SVS Dreman High Return Equity Portfolio	$339,487	655,721	439,785
SVS Dreman Small Cap Value Portfolio	$1,129,408	1,043,580	60,059
SVS Eagle Focused Large Cap Growth Portfolio	$315,586	326,787	125,852
SVS Focus Value+Growth Portfolio	$239,533	360,012	237,105
SVS Index 500 Portfolio	$66,204	76,616	112,220
SVS INVESCO Dynamic Growth Portfolio(1)	$113,346	72,549	16,404

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
SVS Janus Growth And Income Portfolio	$176,783	233,462	196,087
SVS Janus Growth Opportunities Portfolio	$161,639	224,896	263,615
SVS MFS Strategic Value Portfolio(2)	$28,139	14,160	n/a
SVS Oak Strategic Equity Portfolio(1)	$48,753	82,715	24,844
SVS Turner Mid Cap Growth Portfolio(1)	$1,123,591	494,623	68,806

(1)	Commenced operations on May 1, 2001.

(2)	Commenced operations on May 1, 2002.

For the fiscal year ended December 31, 2003:

Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Aggressive Growth Portfolio	0%	0%	$10,816
Scudder Blue Chip Portfolio	0	0	$82,784
Scudder Large Cap Value Portfolio	0	0	$64,124
Scudder Fixed Income Portfolio	0	0	$0
Scudder Global Blue Chip Portfolio	0	0	$13,714
Scudder Government & Agency Securities Portfolio	0	0	$0
Scudder Growth Portfolio	0	0	$21,723
Scudder High Income Portfolio	0	0	$0
Scudder International Select Equity Portfolio	0	0	$60,751
Scudder Money Market Portfolio	0	0	$0
Scudder Small Cap Growth Portfolio	0	0	$81,979
Scudder Strategic Income Portfolio	0	0	$0
Scudder Technology Growth Portfolio	0	0	$39,054
Scudder Total Return Portfolio	0	0	$20,308
SVS Davis Venture Value Portfolio	0	0	$4,941
SVS Dreman Financial Services Portfolio	0	0	$600
SVS Dreman High Return Equity Portfolio	0	0	$9,754
SVS Dreman Small Cap Value Portfolio	0	0	$2,915
SVS Eagle Focused Large Cap Growth Portfolio	0	0	$5,333
SVS Focus Value+Growth Portfolio	0	0	$28,844
SVS Index 500 Portfolio	0	0	$0
SVS INVESCO Dynamic Growth Portfolio	0	0	$6,260
SVS Janus Growth And Income Portfolio	0	0	$21,584
SVS Janus Growth Opportunities Portfolio	0	0	$10,437
SVS MFS Strategic Value Portfolio	0	0	$0
SVS Oak Strategic Equity Portfolio	0	0	$14,489
SVS Turner Mid Cap Growth Portfolio	0	0	$47,529

Code of Ethics. The Fund, the Advisor and Subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year 2003, the distribution fees paid were as follows:

Portfolio	Total Aggregated Fee for Fiscal 2003	Fees Waived
Scudder Aggressive Growth Portfolio	$3,462	—
Scudder Blue Chip Portfolio	$17,238	—
Scudder Large Cap Value Portfolio	$15,999	—
Scudder Fixed Income Portfolio	$63,474	—
Scudder Global Blue Chip Portfolio	$6,508	—
Scudder Government & Agency Securities Portfolio	$86,751	—
Scudder Growth Portfolio	$7,373	—
Scudder High Income Portfolio	$42,154	—
Scudder International Select Equity Portfolio	$19,174	—
Scudder Money Market Portfolio(1)	$91,574	$3,564
Scudder Small Cap Growth Portfolio	$15,387	—
Scudder Strategic Income Portfolio(2)	$7,015	—
Scudder Technology Growth Portfolio	$10,997	—
Scudder Total Return Portfolio	$24,991	—
SVS Davis Venture Value Portfolio(2)	$30,928	—
SVS Dreman Financial Services Portfolio	$10,825	—
SVS Dreman High Return Equity Portfolio	$73,850	—
SVS Dreman Small Cap Value Portfolio	$35,148	—
SVS Eagle Focused Large Cap Growth Portfolio	$16,086	—
SVS Focus Value+Growth Portfolio	$8,341	—
SVS Index 500 Portfolio	$34,789	—

Portfolio	Total Aggregated Fee for Fiscal 2003	Fees Waived
SVS INVESCO Dynamic Growth Portfolio	$5,499	—
SVS Janus Growth And Income Portfolio	$16,450	—
SVS Janus Growth Opportunities Portfolio	$7,285	—
SVS MFS Strategic Value Portfolio	$12,647	—
SVS Oak Strategic Equity Portfolio	$10,426	—
SVS Turner Mid Cap Growth Portfolio	$14,987	—

^1	For Scudder Money Market Portfolio, the Advisor agreed to waive 0.15% of the 12b-1 fee for the period January 1, 2003 through April 30, 2003.

^2	Class B shares were not offered until May 1, 2003.

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

FUND SERVICE PROVIDERS

Transfer Agent

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio’s prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Auditors

The Fund’s independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio and the Independent Trustees of the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corp. (“SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

For the fiscal years ended December 31, 2003, 2002 and 2001, respectively, SFAC received the following fees for its services for the following Portfolios:

Portfolio	Fiscal 2003	Unpaid at December 31, 2003	Fiscal 2002		Fiscal 2001
Scudder Aggressive Growth Portfolio	$40,010	$9,448	$6,114		$28,773
Scudder Global Blue Chip Portfolio	$61,017	$17,666	$52,678		$49,771
Scudder Technology Growth Portfolio	$67,604	$25,665	$46,465		$67,464
SVS Davis Venture Value Portfolio	$55,063	$10,231	$46,548		$23,755
SVS Dreman Financial Services Portfolio	$46,761	$10,997	$42,577		$43,868
SVS Dreman High Return Equity Portfolio	$83,669	$15,939	$95,203		$81,776
SVS Eagle Focused Large Cap Growth Portfolio	$29,997	$7,428	$21,745		$37,500
SVS Index 500 Portfolio	$170,616	$61,995	$96,904		$168,631	(2)
SVS INVESCO Dynamic Growth Portfolio	$55,989	$16,362	$18,190		$36,878	(3)
SVS Janus Growth And Income Portfolio	$77,682	$20,505	$76,303		$57,543
SVS Janus Growth Opportunities Portfolio	$48,173	$11,701	$39,556		$156,916
SVS MFS Strategic Value Portfolio	$36,987	$28,810	$24,898	(1)	$23,755
SVS Oak Strategic Equity Portfolio	$37,800	$7,648	$6,453		$28,595	(4)
SVS Turner Mid Cap Growth Portfolio	$55,282	$16,321	$48,267		$57,921	(5)

(1)	Of which $24,898 was not imposed by the Advisor.

(2)	Of which $141,896 was not imposed by the Advisor.

(3)	Of which $36,878 was not imposed by the Advisor.

(4)	Of which $28,595 was not imposed by the Advisor.

(5)	Of which $57,630 was not imposed by the Advisor.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the each Portfolio’s fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur. The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio’s $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio’s net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

All Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio’s Board and overseen by the portfolio’s Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of May 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	82

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994).	82

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	82

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).	82

Shirley D. Peterson (1941) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	82

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Richard T. Hale^3 (1945) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, CABEI Fund (2000 to 2003), North American Income Fund (2000 to 2003) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons^4 (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^4 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo^4 (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-April 2004), Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^4 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^5 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^4 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^4 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Salvatore Schiavone^4 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins^4 (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3	Address: One South Street, Baltimore, Maryland

^4	Address: Two International Place, Boston, Massachusetts

^5	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. During calendar year 2003, the Fund’s Valuation Committee held two meetings for each Portfolio except as follows: SVS Eagle Focused Large Cap Growth Portfolio - three meetings, Scudder Focus Value+Growth Portfolio - three meetings; Scudder Global Blue Chip Portfolio - five meetings; SVS Janus Growth Opportunities Portfolio - three meetings; Scudder Small Cap Growth Portfolio - six meetings; SVS Dreman Small Cap Value Portfolio - eight meetings; SVS Turner Mid Cap Growth Portfolio - three meetings and SVS Index 500 Portfolio - three meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$13,907	$0	$218,350
Lewis A. Burnham	$12,630	$0	$209,620
Donald L. Dunaway(1)	$17,853	$0	$239,200

Name of Trustee	Compensation from Scudder Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
James R. Edgar(2)	$10,860	$0	$175,210
Paul K. Freeman	$13,006	$0	$194,280
Robert B. Hoffman	$10,990	$0	$189,160
Shirley D. Peterson(3)	$13,504	$0	$207,790
Fred B. Renwick	$10,772	$0	$183,940
John G. Weithers	$12,193	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $0.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $34,439.

(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Variable Series II(1)	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway(2)	None	Over $100,000
James R. Edgar(2)	None	Over $100,000
Paul K. Freeman	None	Over $100,000
Richard T. Hale	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
Shirley D. Peterson	None	Over $100,000
Fred B. Renwick	None	Over $100,000
John G. Weithers	None	Over $100,000

^1	Scudder Variable Series II, and each of its series; these include:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Large Cap Value Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth & Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

2	The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”

As of April 5, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of April 5, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of April 5, 2004, 2,045,611 shares in the aggregate, or 34.86% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Allmerica Life SVSII, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,739,864 shares in the aggregate, or 63.73% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 491,260 shares in the aggregate, or 92.46% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 29,829 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,458,728 shares in the aggregate, or 92.67% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,201,307 shares in the aggregate, or 5.13% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,667,447 shares in the aggregate, or 41.40% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 92,244 shares in the aggregate, or 54.83% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,528,650 shares in the aggregate, or 40.99% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln, St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,308,913 shares in the aggregate, or 18.01% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,318,118 shares in the aggregate, or 39.84% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,706,826 shares in the aggregate, or 91.41% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 131,852 shares in the aggregate, or 7.06% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,601,841 shares in the aggregate, or 92.27% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,180,322 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,271,217 shares in the aggregate, or 25.50% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 199,009 shares in the aggregate, or 73.66% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,226,502 shares in the aggregate, or 44.99% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,027,762 shares in the aggregate, or 51.89% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 921,141 shares in the aggregate, or 92.70% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 55,664 shares in the aggregate, or 5.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 18,602,806 shares in the aggregate, or 30.79% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,366,530 shares in the aggregate, or 65.15% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,845,695 shares in the aggregate, or 95.30% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of The Manufactures Life Ins.

Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,366,946 shares in the aggregate, or 33.12% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002, who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,699,107 shares in the aggregate, or 12.14% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,698,892 shares in the aggregate, or 52.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,283,432 shares in the aggregate, or 92.68% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 124,698 shares in the aggregate, or 5.06% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,764,783 shares in the aggregate, or 28.02% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,014,748 shares in the aggregate, or 71.08% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,149,431 shares in the aggregate, or 93.28% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,088,909 shares in the aggregate, or 48.23% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,176,012 shares in the aggregate, or 7.01% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,037,698,935 shares in the aggregate, or 41.96% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, c/o Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,621,420 shares in the aggregate, or 93.26% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston Street, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 254,857 shares in the aggregate, or 5.14% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,872,655 shares in the aggregate, or 52.85% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,263,460 shares in the aggregate, or 13.71% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,924,857 shares in the aggregate, or 31.73% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 625,010 shares in the aggregate, or 96.61% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,176,551 shares in the aggregate, or 40.17% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,134,799 shares in the aggregate, or 57.85% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 640,955 shares in the aggregate, or 86.30% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 54,733 shares in the aggregate, or 7.37% of the outstanding shares of Scudder Variable Series: Global Blue Chip Portfolio, Class B were held in the name of The Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 44,211 shares in the aggregate, or 5.95% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,904,621 shares in the aggregate, or 46.35% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,053,080 shares in the aggregate, or 19.67% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,391,411 shares in the aggregate, or 28.78% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,576,754 shares in the aggregate, or 96.51% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,421,659 shares in the aggregate, or 20.96% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,042,230 shares in the aggregate, or 49.25% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,547,065 shares in the aggregate, or 27.85% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 478,029 shares in the aggregate, or 92.55% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 20,306,966 shares in the aggregate, or 40.54% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 13,855,360 shares in the aggregate, or 27.66% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,618,042 shares in the aggregate, or 29.18% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,811,095 shares in the aggregate, or 91.71% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 316,609 shares in the aggregate, or 6.03% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,536,015 shares in the aggregate, or 91.54% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 24,492,584 shares in the aggregate, or 6.73% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,117,020 shares in the aggregate, or 33.48% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 376,284 shares in the aggregate, or 65.42% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,002,041 shares in the aggregate, or 83.46% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of the Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 337,689 shares in the aggregate, or 14.08% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,642,210 shares in the aggregate, or 31.84% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,133,797 shares in the aggregate, or 35.18% of the outstanding shares of Scudder Variable Series II: International Select Equity, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,623,682 shares in the aggregate, or 31.69% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 840,983 shares in the aggregate, or 92.92% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,192,158 shares in the aggregate, or 20.75% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 592,248 shares in the aggregate, or 78.78% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 6,299,624 shares in the aggregate, or 30.55% of the outstanding shares of Scudder Variable Series: SVS Janus Growth And Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,095,084 shares in the aggregate, or 68.35% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,864,909 shares in the aggregate, or 92.10% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.

(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 869,506 shares in the aggregate, or 5.25% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston Street, Boston, MA, 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,700,851 shares in the aggregate, or 30.63% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,745,193 shares in the aggregate, or 68.48% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 252,601 shares in the aggregate, or 92.01% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of SSC Investment Corp., Attn: V. Ramtakah, 345 Park Ave. Fl. 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 456,846 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,553,371 shares in the aggregate, or 34.94% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 107,471 shares in the aggregate, or 63.20% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 104,372,252 shares in the aggregate, or 35.21% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 60,637,308 shares in the aggregate, or 20.46% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 127,605,653 shares in the aggregate, or 43.05% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,877,806 shares in the aggregate, or 69.65% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,920,835 shares in the aggregate, or 29.55% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,232,796 shares in the aggregate, or 19.57% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,142,444 shares in the aggregate, or 80.11% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,012,476 shares in the aggregate, or 94.32% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,217,812 shares in the aggregate, or 27.74% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,536,117 shares in the aggregate, or 29.43% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,401,341 shares in the aggregate, or 39.35% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,565,000 shares in the aggregate, or 94.06% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins, CO. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 310,489 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of First Allmerica SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 2,722,011 shares in the aggregate, or 49.57% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 400 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,422,674 shares in the aggregate, or 44.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 959,904 shares in the aggregate, or 87.92% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 88,612 shares in the aggregate, or 8.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,999,381 shares in the aggregate, or 36.08% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,442,790 shares in the aggregate, or 59.32% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,341,186 shares in the aggregate, or 89.45% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 108,117 shares in the aggregate, or 7.21% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,127,454 shares in the aggregate, or 32.64% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 15,030,013 shares in the aggregate, or 48.44% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,621,385 shares in the aggregate, or 18.12% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,043,937 shares in the aggregate, or 93.80% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,719,345 shares in the aggregate, or 21.31% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,987,724 shares in the aggregate, or 78.27% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,756,275 shares in the aggregate, or 93.84% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series”. On May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series” and on May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2003 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

	Class A	Class B
Scudder Aggressive Growth Portfolio	81123X-695	81123X-646
Scudder Blue Chip Portfolio	81123X-869	81123X-638
Scudder Large Cap Value Portfolio	81123X-836	81123X-620
Scudder Fixed Income Portfolio	81123X-505	81123X-331
Scudder Global Blue Chip Portfolio	81123X-828	81123X-612
Scudder Government & Agency Securities Portfolio	81123X-406	81123X-596
Scudder Growth Portfolio	81123X-786	81123X-588
Scudder High Income Portfolio	81123X-604	81123X-570
Scudder International Select Equity Portfolio	81123X-844	81123X-562
Scudder Money Market Portfolio	81123X-109	81123X-554
Scudder Small Cap Growth Portfolio	81123X-745	81123X-547
Scudder Strategic Income Portfolio	81123X-794	81123X-323
Scudder Technology Growth Portfolio	81123X-752	81123X-521
Scudder Total Return Portfolio	81123X-703	81123X-513
SVS Dreman Financial Services Portfolio	81123X-307	81123X-489
SVS Dreman High Return Equity Portfolio	81123X-208	81123X-471
SVS Dreman Small Cap Value Portfolio	81123X-778	81123X-539
SVS INVESCO Dynamic Growth Portfolio	81123X-687	81123X-497
SVS Eagle Focused Large Cap Growth Portfolio	81123X-877	81123X-455
SVS Focus Value+Growth Portfolio	81123X-760	81123X-463
SVS Janus Growth And Income Portfolio	81123X-802	81123X-448
SVS Janus Growth Opportunities Portfolio	81123X-885	81123X-430
SVS Index 500 Portfolio	81123X-851	81123X-422
SVS Turner Mid Cap Growth Portfolio	81123X-679	81123X-414
SVS Oak Strategic Equity Portfolio	81123X-661	81123X-398
SVS Davis Venture Value Portfolio	81123X-653	81123X-380
SVS MFS Strategic Value Portfolio	81123X-356	81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Supplement to the currently effective Statement of Additional Information of each of the listed portfolios/funds:

Scudder Variable Series I

•	21st Century Growth Portfolio

•	Bond Portfolio

•	Capital Growth Portfolio

•	Global Discovery Portfolio

•	Balanced Portfolio

•	Growth and Income Portfolio

•	Health Sciences Portfolio

•	International Portfolio

•	Money Market Portfolio

Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Scudder VIT EAFE(R) Equity Index Fund

Scudder VIT Small Cap Index Fund

Scudder Real Estate Securities Portfolio

The following information replaces the disclosure in the portfolios’/funds’ Statements of Additional Information regarding the Advisor’s policies with respect to its selection of brokers and dealers to execute the purchase and sale of the portfolios’/funds’ portfolio securities, the allocation of trades among the portfolios/funds and the use of brokers that are affiliated with the Advisor appearing under one of the following captions: “Portfolio Transactions and Brokerage Commissions” or “Portfolio Transactions.” Other disclosure appearing under those captions, including the amount of brokerage commissions paid by a portfolio/fund during the three most recent fiscal years, the amount of brokerage commissions directed for research during a portfolio’s/fund’s most recent fiscal year, the amount of brokerage commissions paid to affiliated brokers during a portfolio’s/fund’s three most recent fiscal years and a portfolio’s/fund’s holdings of securities issued by its regular brokers and dealers as of the end of the portfolio’s/fund’s most recent fiscal year, is not affected by this supplement.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios/funds for which a sub-investment advisor manages the portfolio’s/fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its

2

traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Please Retain This Supplement for Future Reference

February 4, 2005

Supplement to the currently effective Statement of Additional Information for the following portfolio:

Scudder Variable Series I — Balanced Portfolio

The following supplements the disclosure in the “Investment and Restrictions” section of the Portfolio’s currently effective SAI:

The Portfolio may also invest up to 15% of its total assets in credit default swaps. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio may also borrow up to 5% of the Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

The following supplements the disclosure in the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Bank Loans. The Portfolio may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Short Sales Against the Box. The Portfolio may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Variable Rate Securities. The Portfolio, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The following replaces related disclosure in the “Swaps, Caps, Floors and Collars” subsection of the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Among the Strategic Transactions into which the Portfolio may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount

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based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Subadvisor. Effective October 26, 2004, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Balanced Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Portfolio’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 0.50% of the Advisory Fee.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Trustees of the Trust. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

Please Retain This Supplement for Future Reference

October 26, 2004

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The following information supplements “The Main Risks of Investing in the Portfolio” section.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

The following information supplements the disclosure under “The Investment Advisor.”

Scudder Balanced Portfolio’s Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Scudder Balanced Portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of Scudder Balanced Portfolio’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the Scudder Balanced Portfolio.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

CLASS A AND B SHARES

SCUDDER VARIABLE SERIES I

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series I (the “Fund”) dated May 1, 2004, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

Scudder Variable Series I offers a choice of nine portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The nine portfolios are:

MONEY MARKET PORTFOLIO

BOND PORTFOLIO

BALANCED PORTFOLIO

GROWTH AND INCOME PORTFOLIO

CAPITAL GROWTH PORTFOLIO

21ST CENTURY GROWTH PORTFOLIO

GLOBAL DISCOVERY PORTFOLIO

INTERNATIONAL PORTFOLIO

HEALTH SCIENCES PORTFOLIO

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INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except Health Sciences Portfolio): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market Portfolio: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market Portfolio): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market Portfolio and Bond Portfolio): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market Portfolio): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market Portfolio): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market Portfolio): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For all Portfolios (except Money Market Portfolio): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8.	For all Portfolios (except Money Market Portfolio): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9.	For Money Market Portfolio: to lend portfolio securities in an amount greater than 5% of its total assets; and

10.	For Money Market Portfolio: to invest more than 10% of total assets in non-affiliated registered investment companies.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Money Market Portfolio. Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market Portfolio purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations.

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Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Portfolio which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market Portfolio rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market Portfolio may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

Bond Portfolio. Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities.

Balanced Portfolio. Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities.

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The portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities and 25% to 50% of its net assets in investment grade bonds and other fixed-income securities. For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers’ acceptances, and certificates of deposit issued by domestic and foreign branches of US banks. The Portfolio may also enter into repurchase agreements with respect to US Government securities.

Not less than 50% of the Portfolio’s debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the US Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged at the time of purchase, by the Advisor to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Advisor.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

Growth and Income Portfolio. Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

Capital Growth Portfolio. Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

21st Century Growth Portfolio. 21st Century Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

For temporary defensive purposes the Portfolio may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Portfolio may hold without limit, cash, high grade debt securities, without equity features, which are rated Aaa, Aa or A by Moody’s or AAA, AA or A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality, US Government securities and invest in money market instruments which are rated in the two highest categories by Moody’s or S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality.

Global Discovery Portfolio. Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

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The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

International Portfolio. International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

Health Sciences Portfolio. Under normal circumstances, Health Sciences Portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. Health Sciences Portfolio may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Scudder Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of eight diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio, and one non-diversified portfolio: Health Sciences Portfolio (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market Portfolio, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Distribution Plan. There are currently no outstanding Class B shares of Bond Portfolio or Balanced Portfolio.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

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Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market Portfolio) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in

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excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. Health Sciences Portfolio may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after

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the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock

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increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. Balanced, 21st Century Growth, Global Discovery, International and Health Sciences Portfolios may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Balanced, Growth and Income, Capital Growth and International Portfolios’ investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives

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a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the of 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eastern Europe. Global Discovery Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a Portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Currency Transactions. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and International Portfolio may enter into forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

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Because investments in foreign companies usually will involve currencies of foreign countries, and because the Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Portfolios value their assets daily in terms of US dollars, they do not intend to convert their holdings of foreign currencies into US dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or, in the case of International Portfolio, futures contracts to purchase or sell foreign currencies.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make “margin” deposits to secure performance of the contract. International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

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Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio’s foreign assets.

The Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, Brown Brothers Harriman & Co. or State Street Bank and Trust Company (each a “Custodian”), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward contracts (or the Portfolio’s forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts.

The Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

While the Portfolios will enter into forward and, in the case of International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio’s holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio’s securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset,

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at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. Bond Portfolio may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. Balanced Portfolio may invest up to 20% of its debt securities in non-US dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-US dollar-denominated foreign equity securities. Growth and Income Portfolio may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. Capital Growth Portfolio may invest up to 25% of its assets, and 21st Century Growth Portfolio, Global Discovery and International Portfolio may invest without limit, in non-US dollar-denominated

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equity securities of foreign issuers. However, 21st Century Growth Portfolio has no current intention of investing more than 20% of its net assets in foreign securities.

Foreign Securities. Investments in foreign securities involve certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may adversely affect a portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a portfolio seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a portfolio may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a portfolio may incur costs in connection with conversions between various currencies. Although a portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, however, and investors should be aware of the costs of currency conversion.

Futures Contracts. The Fund may, on behalf of Bond Portfolio, Balanced Portfolio and International Portfolio, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s debt securities. In addition, the Fund may, on behalf of the Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the “CFTC” or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet International Portfolio’s investment criteria are available, there are US stock indices which may be used to hedge US securities held in that Portfolio.

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Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities — assuming a “long” position — the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

High Yield/High Risk Bonds. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and Global Discovery Portfolio may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

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A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it

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decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. Bond Portfolio and Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market Portfolio) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio

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securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. Bond, Balanced, Capital Growth, 21st Century Growth, Global Discovery, Health Sciences and International Portfolios may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust and Scudder Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a

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Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries’ GDP. However, general decline in oil prices has had an adverse impact on many economies.

Foreign securities such as those purchased by certain Portfolios may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for US federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. (See “Dividends, Capital Gains and Taxes.”)

Investing in Emerging Markets. A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor to have developing or “emerging” markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than

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securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and therefore no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in US securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio’s identification of such condition until the date of the Securities and Exchange Commission action, a Portfolio’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Portfolio’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek

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recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Portfolio’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Portfolio’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country

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governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the “EC”) and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal’s government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey’s economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the “GDP”) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey’s substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio’s investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Global Discovery Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

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Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US. Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which Portfolio securities are denominated may have a detrimental impact on the Portfolio’s net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio’s investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Portfolio may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio’s investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Health Sciences Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher

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trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Limitations on the Use of Futures Contracts and Options on Futures. All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the “SEC”.

To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio’s futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

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As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under “Investment Restrictions” in the Fund’s prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in

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order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. Mortgage-Backed Securities and Mortgage Pass-Through Securities. Bond Portfolio, Balanced Portfolio, Global Discovery Portfolio and Growth and Income Portfolio may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Bond Portfolio and Balanced Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. The Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. Bond Portfolio and Balanced Portfolio may each invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

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Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school

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finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Bond Portfolio and Balanced Portfolio may each acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. Bond Portfolio and Balanced Portfolio have no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to

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market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Options. The Fund may, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period. (See “Strategic Transactions and Derivatives.”)

The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

Balanced, Capital Growth and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.

When the Fund, on behalf of the Balanced, Capital Growth and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian US Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

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A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.”

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Balanced, Capital Growth and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios (“protective puts”) or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio’s portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund, on behalf of a Portfolio, may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Advisor will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities “covering” the Fund’s obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund’s Trustees.

Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A “call” option on a futures contract gives the purchaser the right, in return for

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the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A “put” option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires. (See “Strategic Transactions and Derivatives.”)

Upon the exercise of a “call,” the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a “put,” the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a “call,” or a short futures position, in the case of a “put,” his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio’s ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Advisor’s opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles

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and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Bond Portfolio and Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Bond Portfolio and Balanced Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Bond Portfolio and Balanced Portfolio to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). Bond Portfolio, Growth and Income Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also

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subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market Portfolio, may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional

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investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market Portfolio, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and International Portfolio may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives”.)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of the Money Market Portfolio, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

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The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. Health Sciences Portfolio may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives”.)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market Portfolio, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any

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municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. Bond Portfolio and Balanced Portfolio may each invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

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US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. On behalf of the Money Market Portfolio, the Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market Portfolio) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

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To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. Bond, Balanced, Growth and Income, Capital Growth and Global Discovery Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. Applicable to Bond, Growth and Income, 21st Century Growth, Global Discovery and Health Sciences Portfolios.

Bond Portfolio, Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, Bond, Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for Bond Portfolio) will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental

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investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

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Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Currency Transactions. Each Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close

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out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

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Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counseling firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”), reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on August 12, 2003. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2004 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s

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Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2003	2002	2001
Money Market Portfolio	0.370%	$314,670	$449,733	$475,038
Bond Portfolio	0.475%	867,690	755,776	745,082
Balanced Portfolio	0.475%	643,415	716,548	841,094
Growth and Income Portfolio	0.475%	730,659	808,530	886,970
Capital Growth Portfolio*		2,927,691	3,274,898	4,293,640
21st Century Growth Portfolio**	0.875%	367,279	343,247	272,234
Global Discovery Portfolio***	0.975%	1,456,437	1,401,011	1,481,960
International Portfolio+		3,810,737	4,282,369	5,296,558
Health Sciences Portfolio++		662,973	520,626	94,344

*	The investment management fee for the Capital Growth Portfolio is calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.46%, 0.47% and 0.47% for the fiscal years ended December 31, 2001, 2002 and 2003, respectively.

**	Until April 30, 2005, the Advisor has agreed to limit total operating expenses of 21st Century Growth Portfolio to 1.50%, of average daily net assets for Class A and 1.75% of average daily net assets for Class B.

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***	Until April 30, 2005, the Advisor agreed to waive all or a portion of its management fee to limit the expenses of Global Discovery Portfolio to 1.25% of average daily net assets for Class A and 1.65% of average daily net assets for Class B.

+	The investment management fee for the International Portfolio is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.84%, 0.87% and 0.875% for the fiscal years ended December 31, 2001, 2002 and 2003, respectively.

++	Health Sciences Portfolio commenced operations on May 1, 2001. The investment management fee for the Health Sciences Portfolio is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation equivalent to an annual effective rate of 0.56% during the fiscal year 2001 and during this period the Advisor waived $23,371. The Advisor received compensation at an annual rate of 0.75% for each of the fiscal years ended December 31, 2002 and 2003. Until April 30, 2005, the Advisor has agreed to maintain the expenses, excluding 12b-1 fees, to 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

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Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Scudder Variable Series I Fund and the Sub-Advisory Agreements for Bond Portfolio and International Portfolio

As noted above, the Board of Trustees of Scudder Variable Series I approved the continuation of each Portfolio’s current agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Portfolios. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Portfolios; investment performance, the Portfolios themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Portfolios and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Portfolios. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Portfolios. The Trustees approved the subadvisory agreements for International Portfolio and Bond Portfolio on August 12, 2003 and April 12, 2004, respectively.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Portfolios and the Advisor. To the extent they deemed them relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of that acquisition of the Advisor. The Independent Trustees also considered similar factors regarding the subadvisor for Bond Portfolio and International Portfolio, to the extent applicable.

Subadvisor — Bond Portfolio and International Portfolio

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Bond Portfolio and International Portfolio and is responsible for managing each Portfolio’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The Advisor compensates DeAMIS out of the management fee it receives from each portfolio.

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Effective August 5, 2003 the Advisor pays DeAMIS for its services a sub-advisory fee rate, payable monthly at the annual rate of 0.438% of International Portfolio’s average weekly net assets. The Advisor pays DeAMIS for its services a sub-advisory fee rate, payable monthly at the annual rate of 0.50% of Bond Portfolio’s average weekly net assets.

The sub-advisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreements were first approved on April 12, 2004 and June 11, 2002 for Bond Portfolio and International Portfolio, respectively, and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The continuation of International Portfolio’s sub-advisory agreement was approved on August 12, 2003. The sub-advisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios, and will terminate automatically upon assignment or upon termination of the Portfolios’ investment management agreement.

AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

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Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares*	Fiscal Year 2002	Fiscal Year 2003
Growth and Income Portfolio	$20,214	$27,480
Capital Growth Portfolio	$1,484	$18,025
21st Century Growth Portfolio	$30	$6,246
Global Discovery Portfolio	$13,767	$19,924
International Portfolio	$13,199	$35,650
Health Sciences Portfolio	$54	$12,477

*	Bond Portfolio and Balanced Portfolio do not have any outstanding Class B shares.

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The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisers and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. SISC receives no fee for its services to the Fund. These expenses will be billed by SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

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Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, Capital Growth, Health Sciences and 21st Century Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Accountants and Reports to Shareholders

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth, Health Sciences Portfolio and 21st Century Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Global Discovery and International Portfolios each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SFAC computes net asset value for the Portfolios. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

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The table below shows the fees paid to SFAC for the last three fiscal years.

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
Money Market Portfolio	$30,276	$28,979	$31,500
Bond Portfolio	$78,258	$59,250	$45,115
Balanced Portfolio	$59,616	$57,366	$61,696
Growth and Income Portfolio	$68,392	$69,585	$69,932
Capital Growth Portfolio	$108,362	$116,650	$132,101
21st Century Growth Portfolio	$44,980	$42,245	$45,285
Global Discovery Portfolio	$125,625	$142,659	$148,091
International Portfolio	$326,304	$353,261	$434,504
Health Sciences Portfolio	$47,373	$57,322	$33,884	*

*	From May 1, 2001 (commencement of operations) through December 31, 2001.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Portfolio. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Portfolio.

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Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years as applicable and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Portfolio	Fiscal 2001	Fiscal 2002	Fiscal 2003	Allocated to Firms Based on Research in Fiscal 2003
Money Market Portfolio	$0	$0	$0	$0
Bond Portfolio	$0	$0	$0	$0
Balanced Portfolio	$241,759	$146,093	$28,854	$6,013
Growth And Income Portfolio	$262,263	$293,418	$141,538	$21,520
Capital Growth Portfolio	$609,731	$351,893	$186,147	$16,781
21st Century Growth Portfolio	$35,604	$115,527	$214,675	$17,723
Global Discovery Portfolio	$224,998	$225,802	$209,722	$17,620
International Portfolio	$2,449,189	$1,852,650	$1,586,007	$1,925
Health Sciences Portfolio*	$38,237	$107,097	$160,579	$33,227

*	Commenced operations May 1, 2001

The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective.

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Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/02	12/31/03
Bond Portfolio	262%	242%
Balanced Portfolio	141%	99%
Growth and Income Portfolio	66%	37%
Capital Growth Portfolio	25%	13%
Global Discovery Portfolio	47%	41%
International Portfolio	123%	119%
21st Century Growth Portfolio	72%	113%
Health Sciences Portfolio*	53%	64%

Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market Portfolio will have no portfolio turnover.

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements —can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur.

Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

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DIVIDENDS, CAPITAL GAINS AND TAXES

Money Market Portfolio

The net investment income of Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market Portfolio)

Each Portfolio, except Money Market Portfolio, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market Portfolio, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

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All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Each Portfolio of the Fund has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Section 817(h) of the Code requires that the investments of a segregated asset account (a “Separate Account”) of an insurance company be “adequately diversified” as provided therein or in accordance with US Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. Each Portfolio intends to comply with applicable requirements so that the Portfolio’s investments are “adequately diversified” for this purpose. Section 817(h) and the US Treasury Regulations thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a Portfolio satisfies certain conditions, a Separate Account owning shares of the Portfolio will be treated as owning multiple investments consisting of the Separate Account’s proportionate share of each of the assets of the Portfolio. Each Portfolio intends to satisfy these conditions so that the shares of the Portfolio owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, a Portfolio is not “adequately diversified” within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Portfolio may not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Portfolio is not “adequately diversified.”

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of US federal income tax law relates solely to the application of that law to US persons. Each shareholder which is not a US person should consider the US and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a US withholding tax at a rate of 30% (or at

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a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from US sources under the Code.

For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most

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extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Fund as of May 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily

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in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of Scudder Variable Series I. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures(1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs) Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers^2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale^3 (1945)Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, InvestmentCompany Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

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Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2000-present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)(1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common Board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3	Address: One South Street, Baltimore, Maryland

^4	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

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Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds—Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held one meeting on behalf of each Portfolio during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R.

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Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$9,795	$0	$163,000
Dawn-Marie Driscoll(1)	$10,492	$0	$179,780
Keith R. Fox	$10,082	$0	$169,780
Louis E. Levy(2)	$9,839	$0	$163,000
Jean Gleason Stromberg	$9,796	$0	$163,000
Jean C. Tempel	$9,591	$0	$158,000
Carl W. Vogt	$9,842	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.

(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

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Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of April 5, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund’s portfolios.

To the best of the Fund’s knowledge, as of April 5, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of April 5, 2004, 2,179,798 shares in the aggregate, or 22.74% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln Street, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,242,556 shares in the aggregate, or 12.97% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,850,019 shares in the aggregate, or 61.04% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,485,735 shares in the aggregate, or 96.48% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,295,247 shares in the aggregate, or 34.51% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,798,425 shares in the aggregate, or 14.45% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of Lincoln Benefit Life Annuity-270, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,089,507 shares in the aggregate, or 40.89% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of SAFECO-130, Mutual Fund Controllers, Separate

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Accounts Accounting, 4854 154th PL NE, Redmond, WA 98052-9664 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,475,917 shares in the aggregate, or 10.13% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,040,677 shares in the aggregate, or 12.44% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Lincoln Benefit Life Annuity-270, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,356,853 shares in the aggregate, or 30.10% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,620,009 shares in the aggregate, or 23.00% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Mutual of America Sep. Acct. 2, 320 Park Ave., Saint Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,371,840 shares in the aggregate, or 5.01% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,203,001 shares in the aggregate, or 15.22% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 20,738,331 shares in the aggregate, or 43.83% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Mutual of America Sep. Acct. 2, 320 Park Ave., Saint Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,322,511 shares in the aggregate, or 7.02% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,105,742 shares in the aggregate, or 91.40% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,958,487 shares in the aggregate, or 12.59% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.,-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares

As of April 5, 2004, 3,984,775 shares in the aggregate, or 22.31% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,975,674 shares in the aggregate, or 11.06% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Allmerica Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 518,605 shares in the aggregate, or 35.11% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class B were held in the name of United of Omaha, Attn: Product Accounting and

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Reporting, 11th Floor, Mutual of Omaha Plaza, Omaha, NE 68175-0001 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,638,638 shares in the aggregate, or 53.96% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 871,472 shares in the aggregate, or 59.00% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,319,159 shares in the aggregate, or 23.20% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,245,066 shares in the aggregate, or 22.80% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 696,509 shares in the aggregate, or 28.64% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, 11th Floor, Mutual of Omaha Plaza, Omaha, NE 68175-0001 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,512,674 shares in the aggregate, or 29.61% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,495,066 shares in the aggregate, or 61.48% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 136,642 shares in the aggregate, or 5.62% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,596,253 shares in the aggregate, or 27.17% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,893,652 shares in the aggregate, or 72.13% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,186,161 shares in the aggregate, or 92.63% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 69,534 shares in the aggregate, or 5.43% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

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As of April 5, 2004, 1,000,975 shares in the aggregate, or 29.98% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class B were held in the name of Metlife Inv. Variable Ann. Acct. 1, 501 Boylston St., Boston, MA 02116-3769 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,081,530 shares in the aggregate, or 7.03% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,389,778 shares in the aggregate, or 7.56% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,985,334 shares in the aggregate, or 13.76% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,001,896 shares in the aggregate, or 20.67% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Mutual of America, Sep. Acct. 2, 320 Park Ave., St. Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,924,391 shares in the aggregate, or 6.76% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Union Central Esp. International, P.O. Box 179, Cincinnati, OH 45201-0179 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,421,922 shares in the aggregate, or 17.95% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,062,664 shares in the aggregate, or 61.79% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,627,020 shares in the aggregate, or 7.46% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Intramerica Horizon Financial Control, P.O. Box 94200, Palatine, IL 60094-4200 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 28,655,769 shares in the aggregate, or 46.19% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,153,116 shares in the aggregate, or 6.69% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Paragon Multi-Manager, 190 Carondelet Plz., Saint Louis, MO 63105-3443 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,354,833 shares in the aggregate, or 16.69% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Union Cen. Individual Money Market, P.O Box 179, Cincinnati, OH 45201-0179 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,140,144 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of ING USA Annuity & Life Insurance Co., 151 Farmington Ave., Hartford, CT 06156-0001 who may be deemed to be the beneficial owner of such shares.

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Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Basis Aggregate
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, Scudder Distributors, Inc., at 1-800-778-1482 or write Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of Scudder Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers nine portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market Portfolio, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets

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and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

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Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market Portfolio would be voted upon only by shareholders of Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ADDITIONAL INFORMATION

The CUSIP number of Money Market Portfolio is 81123R 10 2.

The CUSIP number of Bond Portfolio Class A shares is 81123R 20 1.

The CUSIP number of Bond Portfolio Class B shares is 81123R 83 9.

The CUSIP number of Balanced Portfolio Class A shares is 81123R 40 9.

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The CUSIP number of Balanced Portfolio Class B shares is 81123R 81 3.

The CUSIP number of Growth and Income Portfolio Class A shares is 81123R 8 54.

The CUSIP number of Growth and Income Portfolio Class B shares is 81123R 77 1.

The CUSIP number of Capital Growth Portfolio Class A shares is 81123R 30 0.

The CUSIP number of Capital Growth Portfolio Class B shares is 81123R 82 1.

The CUSIP number of 21st Century Growth Portfolio Class A shares is 81123R 74 8.

The CUSIP number of 21st Century Growth Portfolio Class B shares is 81123R 73 0.

The CUSIP number of Global Discovery Portfolio Class A shares is 81123R 84 7.

The CUSIP number of Global Discovery Portfolio Class B shares is 81123R 78 9.

The CUSIP number of International Portfolio Class A shares is 81123R 50 8.

The CUSIP number of International Portfolio Class B shares is 81123R 79 7.

The CUSIP number of Health Sciences Portfolio Class A shares is 81123R 72 2.

The CUSIP number of Health Sciences Portfolio Class B shares is 81123R 71 4.

Each Portfolio has a December 31 fiscal year end.

The name “Scudder Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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FINANCIAL STATEMENTS

The financial statements of Scudder Variable Series I are comprised of the following:

Money Market Portfolio

Balanced Portfolio

Bond Portfolio

Growth and Income Portfolio

Capital Growth Portfolio

21st Century Growth Portfolio

Global Discovery Portfolio

International Portfolio

Health Sciences Portfolio

The financial statements, including the investment portfolios of Scudder Variable Series I, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2003, and are hereby deemed to be part of this Statement of Additional Information.

Information concerning portfolio holdings of a Portfolio as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

79

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

80

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

81

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

82

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

83

Annual report to

shareholders for the year

ended December 31, 2004

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Conservative Income Strategy Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder Growth & Income Strategy Portfolio

Scudder Growth Strategy Portfolio

Scudder High Income Portfolio

Scudder Income & Growth Strategy Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Mercury Large Cap Core Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Templeton Foreign Value Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

Performance Summary, Information About Your Portfolio’s Expenses, Management Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Performance Summary December 31, 2004

Scudder Aggressive Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2004
☐ Scudder Aggressive Growth Portfolio — Class A ☐ Russell 3000 Growth Index ☐ S&P 500 Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Aggressive Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,402	$9,664	$7,186	$10,053
	Average annual total return	4.02%	-1.13%	-6.40%	.09%
Russell 3000 Growth Index	Growth of $10,000	$10,693	$10,078	$6,285	$7,895
	Average annual total return	6.93%	.26%	-8.87%	-4.09%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,882
	Average annual total return	10.88%	3.59%	-2.30%	-.21%

Scudder Aggressive Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,361	$13,136
	Average annual total return			3.61%	11.52%
Russell 3000 Growth Index	Growth of $10,000			$10,693	$12,684
	Average annual total return			6.93%	9.98%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Aggressive Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,058.10	$1,056.30
Expenses Paid per $1,000*	$5.10	$7.05

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.25	$1,018.35
Expenses Paid per $1,000*	$5.00	$6.92

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Aggressive Growth Portfolio	.98%	1.36%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Aggressive Growth Portfolio

Growth stocks produced favorable returns during 2004, but as a group this asset class underperformed value stocks in the large-cap segment with the reverse holding true in small caps. Among the market capitalization segments, mid-cap stocks outperformed both small caps and large caps. Notably, small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as larger-cap, higher-quality and dividend-paying securities outperformed during the annual period. The portfolio produced a total return of 4.02% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, trailing the 6.93% return of its benchmark, the Russell 3000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a mid-year spike in oil prices and the hotly contested presidential election.

Throughout the period, stock selection was the primary detractor from fund performance. While our stock selection in the financials, health care and materials sectors aided performance, our stock picks in information technology, industrials, consumer staples, and energy lagged their benchmark counterparts. Asset allocation contributed to performance for the period. The portfolio’s underweight in industrials and health care and overweight in information technology detracted from performance. However, the portfolio’s overweight in consumer discretionary and energy and underweight in consumer staples aided performance.

Going forward, we believe investors’ renewed emphasis on fundamentals and valuations should generate additional performance opportunities for the portfolio given its emphasis on fundamental research and individual stock selection. We will continue to focus on sound growth companies, which are or should be able to produce healthy earnings growth.

Samuel A. Dedio

Robert S. Janis

Co-Lead Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to- book ratios and higher forecasted growth values.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Aggressive Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Health Care	26%	22%
Information Technology	25%	33%
Consumer Discretionary	17%	17%
Financials	13%	9%
Consumer Staples	5%	5%
Industrials	5%	9%
Materials	5%	1%
Telecommunication Services	2%	1%
Energy	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Aggressive Growth Portfolio

	Shares	Value ($)
Common Stocks 97.1%
Consumer Discretionary 16.7%
Hotels Restaurants & Leisure 4.5%
RARE Hospitality International, Inc.*	19,400	618,084
Station Casinos, Inc.	17,200	940,496
The Cheesecake Factory, Inc.* (c)	34,200	1,110,474

		2,669,054

Household Durables 2.7%
Harman International Industries, Inc.	12,800	1,625,600

Specialty Retail 5.5%
Aeropostale, Inc.*	39,400	1,159,542
Chico’s FAS, Inc.*	27,700	1,261,181
Urban Outfitters, Inc.*	18,300	812,520

		3,233,243

Textiles, Apparel & Luxury Goods 4.0%
Columbia Sportswear Co.*	18,400	1,096,824
Polo Ralph Lauren Corp.	29,900	1,273,740

		2,370,564

Consumer Staples 4.9%
Beverages 1.1%

Constellation Brands, Inc. “A”*	14,200	660,442

Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	30,700	1,621,574

Household Products 1.1%
Jarden Corp.*	15,100	655,944

Energy 1.9%
Energy Equipment & Services
BJ Services Co.	12,100	563,134
Rowan Companies, Inc.*	22,700	587,930

		1,151,064

Financials 12.5%
Capital Markets 10.2%
E*TRADE Financial Corp.*	87,900	1,314,105
Goldman Sachs Group, Inc.	8,300	863,532
Investors Financial Services Corp. (c)	20,800	1,039,584
Legg Mason, Inc.	26,250	1,923,075
Lehman Brothers Holdings, Inc.	10,400	909,792

		6,050,088

Diversified Financial Services 2.3%
Citigroup, Inc.	13,600	655,248
The First Marblehead Corp.* (c)	12,700	714,375

		1,369,623

Health Care 25.7%
Biotechnology 2.8%
Amgen, Inc.*	14,800	949,420
Charles River Laboratories International, Inc.*	15,200	699,352

		1,648,772

	Shares	Value ($)
Health Care Equipment & Supplies 9.3%
C.R. Bard, Inc.	14,500	927,710
Cooper Companies, Inc. (c)	8,300	585,897
Fisher Scientific International, Inc.*	9,500	592,610
Kinetic Concepts, Inc.*	23,200	1,770,160
PerkinElmer, Inc.	36,800	827,632
Zimmer Holdings, Inc.*	10,500	841,260

		5,545,269

Health Care Providers & Services 8.9%
Aetna, Inc.	7,900	985,525
Community Health Systems, Inc.*	48,400	1,349,392
Coventry Health Care, Inc.*	14,000	743,120
Triad Hospitals, Inc.*	36,200	1,347,002
UnitedHealth Group, Inc.	9,500	836,285

		5,261,324

Pharmaceuticals 4.7%
Celgene Corp.*	41,400	1,098,342
Johnson & Johnson	16,800	1,065,456
Pfizer, Inc.	22,800	613,092

		2,776,890

Industrials 4.6%
Aerospace & Defense 1.0%

United Technologies Corp.	5,700	589,095

Commercial Services & Supplies 1.4%

Avery Dennison Corp.	13,700	821,589

Machinery 2.2%
Caterpillar, Inc.	7,300	711,823
Dover Corp.	14,100	591,354

		1,303,177

Information Technology 24.6%
Communications Equipment 4.4%
Cisco Systems, Inc.*	58,100	1,121,330
Polycom, Inc.*	25,800	601,656
QUALCOMM, Inc.	20,500	869,200

		2,592,186

Computers & Peripherals 5.5%
Dell, Inc.*	32,300	1,361,122
EMC Corp.*	67,000	996,290
QLogic Corp.*	24,700	907,231

		3,264,643

Internet Software & Services 2.6%
Check Point Software Technologies Ltd.*	36,100	889,143
Google, Inc. “A”*	3,400	656,540

		1,545,683

IT Consulting & Services 2.0%
Paychex, Inc.	34,400	1,172,352

Office Electronics 1.5%
Zebra Technologies Corp. “A”*	16,200	911,736

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.9%
Linear Technology Corp.	25,500	988,380
Microchip Technology, Inc.	27,800	741,148

		1,729,528

Software 5.7%
Cognos, Inc.*	34,800	1,533,288
Microsoft Corp.	69,600	1,859,016

		3,392,304

Materials 4.2%
Containers & Packaging 1.4%
Packaging Corp. of America	35,400	833,670

Metals & Mining 2.8%

Peabody Energy Corp.	20,600	1,666,746

Telecommunication Services 2.0%
Wireless Telecommunication Services
Nextel Partners, Inc. “A”*	59,400	1,160,676

Total Common Stocks (Cost $47,343,395)		57,622,836

	Shares	Value ($)
Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $2,157,464)	2,157,464	2,157,464

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,745,508)	1,745,508	1,745,508

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $51,246,367) (a)	103.7	61,525,808

Other Assets and Liabilities, Net	(3.7)	(2,173,449)

Net Assets	100.0	59,352,359

Notes to Scudder Aggressive Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $51,278,559. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,247,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,854,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $607,594.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $2,111,098, which is 3.6% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $47,343,395) — including $2,111,098 of securities loaned	$57,622,836
Investment in Daily Assets Fund Institutional (cost $2,157,464)*	2,157,464
Investment in Scudder Cash Management QP Trust (cost $1,745,508)	1,745,508

Total investments in securities, at value (cost $51,246,367)	61,525,808

Receivable for investments sold	52,680
Dividends receivable	17,385
Interest receivable	3,379
Other assets	1,833

Total assets	61,601,085

Liabilities
Payable for fund shares redeemed	1,007
Accrued management fee	14,561
Payable upon return of securities loaned	2,157,464
Other accrued expenses and payables	75,694

Total liabilities	2,248,726

Net assets, at value	$59,352,359

Net Assets
Net assets consist of:
Accumulated net investment loss	(2,093)
Net unrealized appreciation (depreciation) on investments	10,279,441
Accumulated net realized gain (loss)	(39,182,351)
Paid-in capital	88,257,362

Net assets, at value	$59,352,359

Class A

Net Asset Value, offering and redemption price per share ($53,160,434 ÷ 5,401,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.84

Class B

Net Asset Value, offering and redemption price per share ($6,191,925 ÷ 634,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.76

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income

Income:
Dividends (net of foreign taxes withheld of $1,370)	$428,176
Interest — Scudder Cash Management QP Trust	45,181
Securities lending income, including income from Daily Assets Fund Institutional	11,628

Total Income	484,985

Expenses:
Management fee	433,852
Custodian and accounting fees	79,450
Distribution service fees (Class B)	12,985
Record keeping fees (Class B)	6,834
Auditing	44,356
Legal	16,080
Reports to shareholders	16,635
Other	2,616

Total expenses before expense reductions	612,808

Expense reductions	(43,768)

Total expenses after expense reductions	569,040

Net investment income (loss)	(84,055)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,570,533
Net unrealized appreciation (depreciation) during the period on investments	(452,406)

Net gain (loss) on investment transactions	2,118,127

Net increase (decrease) in net assets resulting from operations	$2,034,072

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$(84,055)	$(295,832)
Net realized gain (loss) on investment transactions	2,570,533	(6,980,374)
Net unrealized appreciation (depreciation) on investment transactions during the period	(452,406)	21,899,078
Net increase (decrease) in net assets resulting from operations	2,034,072	14,622,872
Portfolio share transactions:

Class A
Proceeds from shares sold	4,965,372	19,207,656
Cost of shares redeemed	(9,699,886)	(21,817,569)
Net increase (decrease) in net assets from Class A share transactions	(4,734,514)	(2,609,913)

Class B

Proceeds from shares sold	2,601,994	3,541,180
Cost of shares redeemed	(435,771)	(186,774)
Net increase (decrease) in net assets from Class B share transactions	2,166,223	3,354,406
Increase (decrease) in net assets	(534,219)	15,367,365
Net assets at beginning of period	59,886,578	44,519,213

Net assets at end of period (including accumulated net investment loss of $2,093 and $85, respectively)	$59,352,359	$59,886,578

Other Information

Class A
Shares outstanding at beginning of period	5,923,874	6,292,403
Shares sold	534,758	2,320,895
Shares redeemed	(1,057,374)	(2,689,424)
Net increase (decrease) in Portfolio shares	(522,616)	(368,529)

Shares outstanding at end of period	5,401,258	5,923,874

Class B
Shares outstanding at beginning of period	405,258	11,689
Shares sold	277,046	417,145
Shares redeemed	(48,109)	(23,576)
Net increase (decrease) in Portfolio shares	228,937	393,569

Shares outstanding at end of period	634,195	405,258

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$9.46	$7.06	$10.22	$13.20	$13.99

Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.05)	(.01)	.06	.18
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(3.11)	(2.92)	(.87)

Total from investment operations	.38	2.40	(3.12)	(2.86)	(.69)

Less distributions from:
Net investment income	—	—	(.04)	(.12)	—
Net realized gains on investment transactions	—	—	—	—	(.10)

Total distributions	—	—	(.04)	(.12)	(.10)

Net asset value, end of period	$9.84	$9.46	$7.06	$10.22	$13.20

Total Return (%)	4.02 [c]	33.99 [c]	(30.66)	(21.76)	(4.96)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	56	44	71	66
Ratio of expenses before expense reductions (%)	1.02	.98	.81	.86	.95
Ratio of expenses after expense reductions (%)	.95	.95	.81	.86	.94
Ratio of net investment income (loss) (%)	(.11)	(.57)	(.19)	.58	1.22
Portfolio turnover rate (%)	103	91	71	42	103

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.42	$7.06	$7.43

Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.39	2.45	(.35)

Total from investment operations	.34	2.36	(.37)

Net asset value, end of period	$9.76	$9.42	$7.06

Total Return (%)	3.61 [c]	33.43 [c]	(4.98	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	.1
Ratio of expenses before expense reductions (%)	1.41	1.37	1.06	*
Ratio of expenses after expense reductions (%)	1.34	1.34	1.06	*
Ratio of net investment income (loss) (%)	(.50)	(.96)	(.47	)*
Portfolio turnover rate (%)	103	91	71

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2004

☐ Scudder Blue Chip Portfolio —Class A ☐ Russell 1000 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,604	$11,500	$8,923	$14,190
	Average annual total return	16.04%	4.77%	-2.25%	4.67%
Russell 1000 Index	Growth of $10,000	$11,140	$11,337	$9,153	$17,447
	Average annual total return	11.40%	4.27%	-1.76%	7.53%

Scudder Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,555	$13,323
	Average annual total return			15.55%	12.15%
Russell 1000 Index	Growth of $10,000			$11,140	$13,004
	Average annual total return			11.40%	11.08%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,085.10	$1,081.90
Expenses Paid per $1,000*	$3.72	$5.68

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.63	$1,019.75
Expenses Paid per $1,000*	$3.61	$5.51

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Blue Chip Portfolio	.71%	1.08%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Blue Chip Portfolio

The US equity market produced a strong return in 2004, as steady economic growth and favorable corporate earnings results supported stock prices amid a potentially challenging environment. The portfolio returned 16.04% (Class A shares, unadjusted for contract charges), ahead of the 11.40% return of its benchmark, the Russell 1000 Index for the year ended December 31, 2004.

We believe the portfolio’s strong performance is attributable to our disciplined focus on individual stock selection. We generated the best relative performance within the diversified financials, media and materials industry groups. The portfolio’s position in Ryder System, Inc. (1.3% of net assets), a company that provides transportation and supply-chain-management solutions worldwide, also was a key contributor to performance as an improving economy sparked increased demand for trucking services. Our stock selection was weakest within the industrials sector, where an underweight position in General Electric Co. (2.1% of net assets) detracted from relative performance. General Electric looked weak based on our model, as its fundamental characteristics were poor relative to its industry peers, but the stock nevertheless outperformed in 2004.

Overall, we are pleased with the portfolio’s performance and its current positioning. As always, we will continue to utilize a balanced approach to our stock selection methodology — using both value and growth attributes as well as technical signals — to help us pinpoint timely market opportunities.

Janet Campagna

Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	96%	97%
Cash Equivalents	4%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	19%	19%
Health Care	15%	15%
Information Technology	14%	17%
Industrials	13%	10%
Consumer Discretionary	12%	15%
Consumer Staples	8%	7%
Energy	8%	6%
Materials	5%	4%
Telecommunication Services	4%	4%
Utilities	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 96.6%
Consumer Discretionary 11.9%
Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.	87,100	2,670,486
Autoliv, Inc.	25,600	1,236,480

		3,906,966

Hotels Restaurants & Leisure 1.0%
McDonald’s Corp.	88,300	2,830,898
Regal Entertainment Group “A”	24,100	500,075

		3,330,973

Internet & Catalog Retail 0.7%
eBay, Inc.*	18,200	2,116,296

Media 3.2%
McGraw-Hill Companies, Inc.	54,100	4,952,314
Walt Disney Co.	186,100	5,173,580

		10,125,894

Multiline Retail 0.8%
Target Corp.	48,500	2,518,605

Specialty Retail 3.5%
American Eagle Outfitters, Inc.	54,300	2,557,530
Home Depot, Inc.	129,400	5,530,556
PETCO Animal Supplies, Inc.*	11,900	469,812
The Gap, Inc.	124,800	2,635,776

		11,193,674

Textiles, Apparel & Luxury Goods 1.5%
NIKE, Inc. “B”	31,800	2,883,942
V.F. Corp.	34,200	1,893,996

		4,777,938

Consumer Staples 7.8%
Beverages 0.5%
Adolph Coors Co. “B” (e)	22,900	1,732,843

Food & Drug Retailing 1.7%
7-Eleven, Inc.*	24,400	584,380
BJ’s Wholesale Club, Inc.*	43,800	1,275,894
Costco Wholesale Corp.	73,800	3,572,658
Wal-Mart Stores, Inc.	100	5,282

		5,438,214

Food Products 2.9%
Pilgrim’s Pride Corp. (e)	97,000	2,975,960
Tyson Foods, Inc. “A”	179,500	3,302,800
William Wrigley Jr. Co.	44,500	3,078,955

		9,357,715

Personal Products 1.7%
Gillette Co.	119,900	5,369,122
Tobacco 1.0%
Altria Group, Inc.	19,200	1,173,120
Loews Corp. — Carolina Group	9,100	263,445
UST, Inc.	35,900	1,727,149

		3,163,714

	Shares	Value ($)
Energy 7.6%
Oil & Gas
Anadarko Petroleum Corp.	72,200	4,679,282
Apache Corp.	89,100	4,505,787
Burlington Resources, Inc.	41,100	1,787,850
Chesapeake Energy Corp.	42,500	701,250
Devon Energy Corp.	32,300	1,257,116
El Paso Corp.	147,800	1,537,120
ExxonMobil Corp.	101,940	5,225,444
Noble Energy Inc.	20,500	1,264,030
Valero Energy Corp.	76,000	3,450,400

		24,408,279

Financials 18.3%
Banks 6.5%
Bank of America Corp.	203,800	9,576,562
Fremont General Corp.	21,900	551,442
Golden West Financial Corp.	2,400	147,408
National City Corp.	9,400	352,970
US Bancorp.	173,500	5,434,020
Wachovia Corp.	30,800	1,620,080
Wells Fargo & Co.	49,400	3,070,210

		20,752,692

Capital Markets 2.5%
Lehman Brothers Holdings, Inc.	50,200	4,391,496
Morgan Stanley	64,400	3,575,488

		7,966,984

Consumer Finance 1.0%
American Express Co.	10,600	597,522
Capital One Financial Corp.	19,000	1,599,990
Providian Financial Corp.*	64,400	1,060,668

		3,258,180

Diversified Financial Services 2.7%
Citigroup, Inc.	52,600	2,534,268
Freddie Mac	77,600	5,719,120
JPMorgan Chase & Co.	9,464	369,191

		8,622,579

Insurance 4.1%
American International Group, Inc.	8,412	552,416
Chubb Corp.	30,700	2,360,830
Loews Corp.	19,300	1,356,790
MetLife, Inc.	97,500	3,949,725
Odyssey Re Holdings Corp. (e)	6,800	171,428
W.R. Berkley Corp.	101,650	4,794,830

		13,186,019

Real Estate 1.5%
Apartment Investment & Management Co. “A” (REIT)	5,700	219,678
Avalonbay Communities, Inc. (REIT)	10,300	775,590
Camden Property Trust (REIT)	7,200	367,200
CenterPoint Properties Corp. (REIT)	5,200	249,028
Equity Office Properties Trust (REIT)	29,600	861,952
Equity Residential (REIT)	16,300	589,734
General Growth Properties, Inc. (REIT)	12,300	444,768

	Shares	Value ($)
Rayonier, Inc.	8,200	401,062
The Mills Corp. (REIT)	4,900	312,424
Vornado Realty Trust (REIT)	5,800	441,554

		4,662,990

Health Care 14.1%
Biotechnology 2.4%
Cephalon, Inc.*	10,000	508,800
Charles River Laboratories International, Inc.*	52,000	2,392,520
Genzyme Corp.*	30,400	1,765,328
Gilead Sciences, Inc.*	86,500	3,026,635

		7,693,283

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	25,200	870,408
Becton, Dickinson & Co.	79,600	4,521,280
Dade Behring, Inc.*	7,900	442,400
Respironics, Inc.*	14,400	782,784

		6,616,872

Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	55,600	3,262,608
Covance, Inc.*	11,800	457,250
Coventry Health Care, Inc.*	66,300	3,519,204
UnitedHealth Group, Inc.	67,000	5,898,010

		13,137,072

Pharmaceuticals 5.5%
Allergan, Inc.	6,000	486,420
Bristol-Myers Squibb Co.	8,000	204,960
Johnson & Johnson	137,182	8,700,082
Medicis Pharmaceutical Corp. “A”	12,500	438,875

Merck & Co., Inc.	59,900	1,925,186
Pfizer, Inc.	221,150	5,946,724

		17,702,247

Industrials 12.3%
Aerospace & Defense 3.8%
Boeing Co.	87,400	4,524,698
General Dynamics Corp.	29,700	3,106,620
Northrop Grumman Corp.	2,100	114,156
Raytheon Co.	116,200	4,512,046

		12,257,520

Air Freight & Logistics 3.1%
FedEx Corp.	52,400	5,160,876
J.B. Hunt Transport Services, Inc.	13,700	614,445
Ryder System, Inc.	86,900	4,151,213

		9,926,534

Commercial Services & Supplies 2.1%
Cendant Corp.	181,600	4,245,808
Corporate Executive Board Co.	12,600	843,444
The Brinks Co.	37,200	1,470,144

		6,559,396

Industrial Conglomerates 2.2%
3M Co.	2,500	205,175
General Electric Co.	188,100	6,865,650

		7,070,825

	Shares	Value ($)
Machinery 0.8%
Cummins, Inc.	31,000	2,597,490

Road & Rail 0.3%
Norfolk Southern Corp.	22,200	803,418

Information Technology 13.8%
Communications Equipment 1.9%
Cisco Systems, Inc.*	296,900	5,730,170
Motorola, Inc.	14,600	251,120

		5,981,290

Computers & Peripherals 3.0%
International Business Machines Corp.	73,000	7,196,340
Sun Microsystems, Inc.*	443,200	2,384,416

		9,580,756

Internet Software & Services 0.8%
Ingram Micro, Inc. “A”*	65,600	1,364,480
Yahoo!, Inc.*	29,800	1,122,864

		2,487,344

IT Consulting & Services 0.7%

Unisys Corp.*	236,800	2,410,624

Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc.*	83,900	1,847,478
Cree, Inc.* (e)	48,300	1,935,864
Intel Corp.	270,900	6,336,351
MEMC Electronic Materials, Inc.*	59,700	791,025
Microchip Technology, Inc.	46,800	1,247,688
Micron Technology, Inc.*	186,000	2,297,100
National Semiconductor Corp.*	50,600	908,270

		15,363,776

Software 2.6%
Autodesk, Inc.	24,800	941,160
Microsoft Corp.	111,300	2,972,823
Oracle Corp.*	285,400	3,915,688
Symantec Corp.*	14,600	376,096

		8,205,767

Materials 4.4%
Chemicals 1.2%
Eastman Chemical Co.	19,100	1,102,643
Monsanto Co.	49,100	2,727,505

		3,830,148

Containers & Packaging 0.9%

Owens-Illinois, Inc.*	119,800	2,713,470

Metals & Mining 2.3%
Phelps Dodge Corp.	36,900	3,650,148
Southern Peru Copper Corp. (e)	10,600	500,426
United States Steel Corp. (e)	61,800	3,167,250

		7,317,824

Paper & Forest Products 0.0%

Louisiana-Pacific Corp.	3,100	82,894

	Shares	Value ($)
Telecommunication Services 4.3%
Diversified Telecommunication Services 2.8%
Sprint Corp.	130,300	3,237,955
Verizon Communications, Inc.	142,900	5,788,879

		9,026,834

Wireless Telecommunication Services 1.5%
Nextel Communications, Inc. “A”*	39,800	1,194,000
Nextel Partners, Inc. “A”*	96,800	1,891,472
Western Wireless Corp. “A”*	53,300	1,561,690

		4,647,162

Utilities 2.1%
Electric Utilities 1.5%
American Electric Power Co.	31,000	1,064,540
Exelon Corp.	83,600	3,684,251

		4,748,791

Multi-Utilities 0.6%

Duke Energy Corp.	85,200	2,158,115

Total Common Stocks (Cost $272,550,345)		308,809,130

	Principal Amount ($)	Value ($)
US Government Backed 0.2%
US Treasury Bill:
1.949%**, 1/20/2005 (f)	90,000	89,922
1.813%**, 1/20/2005 (f)	615,000	614,422
2.946%**, 1/20/2005 (f)	25,000	24,975

Total US Government Backed (Cost $729,066)		729,319

	Shares	Value ($)
Securities Lending Collateral 2.4%

Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $7,703,810)	7,703,810	7,703,810

Cash Equivalents 3.7%

Scudder Cash Management QP Trust, 2.24% (b) (Cost $11,626,481)	11,626,481	11,626,481

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $292,609,702) (a)	102.9	328,868,740

Other Assets and Liabilities, Net	(2.9)	(9,176,138)

Net Assets	100.0	319,692,602

Notes to Scudder Blue Chip Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $294,567,784. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $34,300,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,329,188 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,028,232.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $7,509,709 which is 2.3% of total net assets.

(f)	At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

REIT:	Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500	3/17/2005	36	10,694,997	10,923,300	228,303

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $273,279,411) — including $7,509,709 of securities loaned	$309,538,449
Investment in Daily Assets Fund Institutional (cost $7,703,810)*	7,703,810
Investment in Scudder Cash Management QP Trust (cost $11,626,481)	11,626,481

Total investments in securities, at value (cost $292,609,702)	328,868,740

Receivable for investments sold	42,265,548
Dividends receivable	290,468
Interest receivable	21,375
Receivable for Portfolio shares sold	154,705
Other assets	9,451

Total assets	371,610,287

Liabilities
Payable for Portfolio shares redeemed	328,600
Payable for investments purchased	43,622,453
Payable for daily variation margin on open futures contracts	8,259
Payable upon return of securities loaned	7,703,810
Accrued management fee	173,127
Other accrued expenses and payables	81,436

Total liabilities	51,917,685

Net assets, at value	$319,692,602

Net Assets
Net assets consist of:
Undistributed net investment income	2,788,284
Net unrealized appreciation (depreciation) on:	36,259,038
Investments
Futures	228,303
Accumulated net realized gain (loss)	(18,711,816)
Paid-in capital	299,128,793

Net assets, at value	$319,692,602

Class A
Net Asset Value, offering and redemption price per share ($282,957,768 ÷ 20,734,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.65

Class B
Net Asset Value, offering and redemption price per share ($36,734,834 ÷ 2,700,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.60

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $88)	$4,842,841
Interest — Scudder Cash Management QP Trust	126,342
Interest	7,305
Securities lending income, including income from Daily Assets Fund Institutional	7,304

Total Income	4,983,792

Expenses:
Management fee	1,814,765
Custodian fees	18,656
Distribution service fees (Class B)	67,530
Record keeping fees (Class B)	34,564
Auditing	47,569
Legal	19,110
Trustees’ fees and expenses	7,091
Reports to shareholders	32,455
Other	16,886

Total expenses, before expense reductions	2,058,626

Expense reductions	(2,934)

Total expenses, after expense reductions	2,055,692

Net investment income (loss)	2,928,100

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	37,952,397
Futures	766,622
38,719,019
Net unrealized appreciation (depreciation) during the period on:
Investments	1,044,088
Futures	67,347
1,111,435

Net gain (loss) on investment transactions	39,830,454

Net increase (decrease) in net assets resulting from operations	$42,758,554

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$2,928,100	$1,750,488
Net realized gain (loss) on investment transactions	38,719,019	15,303,859
Net unrealized appreciation (depreciation) on investment transactions during the period	1,111,435	40,462,393
Net increase (decrease) in net assets resulting from operations	42,758,554	57,516,740
Distributions to shareholders from:
Net investment income
Class A	(1,626,701)	(1,353,726)
Class B	(56,503)	(7,619)
Portfolio share transactions:

Class A
Proceeds from shares sold	28,844,570	48,054,210
Reinvestment of distributions	1,626,701	1,353,726
Cost of shares redeemed	(26,173,350)	(35,300,630)
Net increase (decrease) in net assets from Class A share transactions	4,297,921	14,107,306

Class B
Proceeds from shares sold	16,893,828	14,291,287
Reinvestment of distributions	56,503	7,619
Cost of shares redeemed	(1,310,947)	(18,533)
Net increase (decrease) in net assets from Class B share transactions	15,639,384	14,280,373
Increase (decrease) in net assets	61,012,655	84,543,074
Net assets at beginning of period	258,679,947	174,136,873

Net assets at end of period (including undistributed net investment income of $2,788,284 and $1,620,422, respectively)	$319,692,602	$258,679,947

Other Information

Class A
Shares outstanding at beginning of period	20,421,127	18,535,421
Shares sold	2,286,747	5,312,621
Shares issued to shareholders in reinvestment of distributions	132,360	150,749
Shares redeemed	(2,105,911)	(3,577,664)
Net increase (decrease) in Portfolio shares	313,196	1,885,706

Shares outstanding at end of period	20,734,323	20,421,127

Class B
Shares outstanding at beginning of period	1,427,149	40,975
Shares sold	1,373,668	1,387,142
Shares issued to shareholders in reinvestment of distributions	4,597	849
Shares redeemed	(104,502)	(1,817)
Net increase (decrease) in Portfolio shares	1,273,763	1,386,174

Shares outstanding at end of period	2,700,912	1,427,149

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.84	$9.37	$12.07	$14.41	$15.69

Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.08	.07	.05	.07
Net realized and unrealized gain (loss) on investment transactions	1.76	2.45	(2.73)	(2.33)	(1.29)

Total from investment operations	1.89	2.53	(2.66)	(2.28)	(1.22)

Less distributions from:
Net investment income	(.08)	(.06)	(.04)	(.06)	(.06)

Net asset value, end of period	$13.65	$11.84	$9.37	$12.07	$14.41

Total Return (%)	16.04	27.25	(22.11)	(15.81)	(7.84)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	242	174	240	228
Ratio of expenses (%)	.70	.71	.69	.69	.71
Ratio of net investment income (loss) (%)	1.08	.82	.65	.42	.44
Portfolio turnover rate (%)	249	182	195	118	86

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.80	$9.35	$10.28

Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.74	2.45	(.96)

Total from investment operations	1.83	2.49	(.93)

Less distributions from:
Net investment income	(.03)	(.04)	—

Net asset value, end of period	$13.60	$11.80	$9.35

Total Return (%)	15.55	26.76	(9.05	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	17	.4
Ratio of expenses (%)	1.08	1.10	.94	*
Ratio of net investment income (loss) (%)	.70	.43	.61	*
Portfolio turnover rate (%)	249	182	195

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Conservative Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,049.00
Expenses Paid per $1,000*	$2.88

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratio	Class B
Scudder Variable Series II — Scudder Conservative Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Conservative Income Strategy Portfolio

Scudder Conservative Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Conservative Income Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 4.90% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Conservative Income Strategy Portfolio

Asset Allocation	12/31/04
Fixed Income	72%
Equity	25%
Cash Equivalents	3%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Conservative Income Strategy Portfolio

	Shares	Value ($)
Equity Funds 22.6%
Scudder SVS I Global Discovery Portfolio “A”	273	3,484
Scudder SVS I Growth & Income Portfolio “A”	7,921	73,590
Scudder SVS I International Portfolio “A”	2,200	20,900
Scudder SVS II Aggressive Growth Portfolio “A”	2,285	22,489
Scudder SVS II Blue Chip Portfolio “A”	6,023	82,218
Scudder SVS II Dreman High Return Equity Portfolio “A”	3,083	39,001
Scudder SVS II Dreman Small Cap Value Portfolio “A”	816	16,363
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	1,678	14,750
Scudder SVS II Growth Portfolio “A”	2,005	38,920
Scudder SVS II International Select Equity Portfolio “A”	1,243	14,802
Scudder SVS II Large Cap Value Portfolio “A”	2,743	43,307
Scudder SVS II MFS Strategic Value Portfolio “A”	1,806	21,666
Scudder SVS II Small Cap Growth Portfolio “A”	1,436	18,076
Scudder VIT Real Estate Portfolio “A”	638	10,412

Total Equity Funds (Cost $399,842)		419,978

	Shares	Value ($)
Fixed Income Funds 65.5%
Scudder SVS II Fixed Income Portfolio “A”	84,823	1,023,809
Scudder SVS II Government and Agency Securities Portfolio “A”	10,062	126,283
Scudder SVS II High Income Portfolio “A”	5,799	50,913
Scudder SVS II Strategic Income Portfolio “A”	1,385	16,964

Total Fixed Income Funds (Cost $1,210,701)		1,217,969

Cash Equivalents 2.7%

Scudder Cash Management QP Trust, 2.24%(b) (Cost $50,936)	50,936	50,936

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,661,479) (a)	90.8	1,688,883
Other Assets and Liabilities, Net	9.2	171,801

Net Assets	100.0	1,860,684

Notes to Scudder Conservative Income Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $1,661,479. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,404. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,404 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $1,610,543)	$1,637,947
Investment in Scudder Cash Management QP Trust (cost $50,936)	50,936
Total investments in securities, at value (cost $1,661,479)	1,688,883
Interest receivable	85
Receivable for Portfolio shares sold	161,910
Due from Advisor	37,040
Other assets	593

Total assets	1,888,511

Liabilities
Payable for Portfolio shares redeemed	416
Other accrued expenses and payables	27,411

Total liabilities	27,827

Net assets, at value	$1,860,684

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	27,404
Accumulated net realized gain (loss)	4,048
Paid-in capital	1,829,232

Net assets, at value	$1,860,684

Class B Shares

Net asset value, offering and redemption price per share ($1,860,684 ÷ 177,411 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.49

Statement of Operations

for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$282

Total Income	282

Expenses:
Management fee	363
Custodian and accounting fees	22,806
Distribution service fees (Class B)	604
Record keeping fees (Class B)	363
Auditing	24,001
Legal	493
Trustees’ fees and expenses	92
Reports to shareholders	2,046
Offering costs	1,011
Other	128

Total expenses, before expense reductions	51,907

Expense reductions	(50,066)

Total expenses, after expense reductions	1,841

Net investment income (loss)	(1,559)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,596
Net unrealized appreciation (depreciation) during the period on investments	27,404

Net gain (loss) on investment transactions	32,000

Net increase (decrease) in net assets resulting from operations	$30,441

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$(1,559)
Net realized gain (loss) on investment transactions	4,596
Net unrealized appreciation (depreciation) on investment transactions during the period	27,404
Net increase (decrease) in net assets resulting from operations	30,441
Portfolio share transactions:

Class B
Proceeds from shares sold	1,899,687
Cost of shares redeemed	(69,444)
Net increase (decrease) in net assets from Class B share transactions	1,830,243
Increase (decrease) in net assets	1,860,684
Net assets at beginning of period	—

Net assets at end of period	$1,860,684

Other Information

Class B
Shares outstanding at beginning of period	—
Shares sold	184,103
Shares redeemed	(6,692)
Net increase (decrease) in Portfolio shares	177,411

Shares outstanding at end of period	177,411

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.51
Total from investment operations	.49

Net asset value, end of period	$10.49

Total Return (%)[c]	4.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	21.20	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (loss) (%)	(.63	)*
Portfolio turnover rate (%)	37	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Fixed Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Fixed Income Portfolio from 5/1/1996 to 12/31/2004

☐ Scudder Fixed Income Portfolio — Class A

☐ Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Fixed Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,453	$11,869	$13,790	$16,462
	Average annual total return	4.53%	5.88%	6.64%	5.92%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$18,181
	Average annual total return	4.34%	6.19%	7.71%	7.14%

Scudder Fixed Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,410	$11,482
	Average annual total return			4.10%	5.68%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Fixed Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,041.40	$1,038.80
Expenses Paid per $1,000*	$3.37	$5.26

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.90	$1,020.05
Expenses Paid per $1,000*	$3.34	$5.21

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Fixed Income Portfolio	.66%	1.02%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Fixed Income Portfolio

Although delayed on mixed economic data, the Federal Open Market Committee finally embarked on a “measured” pace of monetary policy tightening at mid-year that included five separate 25 basis points (“bps” — a basis point is one hundredth of a percentage point) increases. The federal funds rate finished the year 125 bps higher at 2.25%. The yield curve flattened in response to the Fed policy coupled with moderate employment growth and the perception that inflation will not accelerate too quickly. The two-year Treasury yield rose 125 bps, in line with the Fed, while the 10-year Treasury yield circuitously finished the year at 4.22% — down only 3 bps from where it started. Against this backdrop, the portfolio returned 4.53% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004, outpacing the 4.34% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see the following page for standardized performance as of December 31, 2004.

All non-Treasury sectors significantly outperformed similar duration Treasury issues during the year. Credit, the best-performing sector, benefited from excellent fundamentals, continued demand for yield and low volatility. Our security selection within Credit was a positive contributor to performance. Our mortgage holdings emphasized securities that are less prepayment-sensitive than the pass-through issues that comprise the index. On balance, our activities in the mortgage sector contributed to performance, despite declining volatility. The remaining high-quality sectors (asset-backed securities, collateralized mortgage-backed securities) generated solid excess returns as valuations improved.

Gary W. Bartlett Timothy C. Vile

Warren S. Davis J. Christopher Gagnier

Thomas J. Flaherty Daniel R. Taylor William T. Lissenden

Co-Lead Managers Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

A Treasury’s guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Fixed Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Collateralized Mortgage Obligations	24%	19%
US Government Backed	17%	10%
Corporate Bonds	16%	25%
Commercial and Non-Agency Mortgage Backed Securities	11%	—
Asset Backed	8%	12%
Foreign Bonds — US$ Denominated	8%	5%
US Government Agency Sponsored Pass-Throughs	7%	18%
Municipal Investments	5%	5%
Cash Equivalents, net	4%	6%

	100%	100%

Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	45%	29%
Utilities	18%	12%
Energy	11%	15%
Telecommunication Services	8%	4%
Health Care	7%	4%
Consumer Discretionary	6%	12%
Materials	4%	8%
Industrials	1%	15%
Consumer Staples	—	1%

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/04	12/31/03
US Government and Agencies	49%	46%
AAA*	26%	26%
AA	3%	2%
A	11%	9%
BBB	11%	11%
BB	—	4%
B	—	2%

	100%	100%

*	Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Under 1 year	9%	6%
1 < 5 years	46%	51%
5 < 10 years	25%	24%
10 < 15 years	10%	8%
15 years or greater	10%	11%

	100%	100%

Weighted average effective maturity: 6.7 years and 6.8 years, respectively.

Asset allocation, diversification, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 38. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)
Corporate Bonds 16.5%
Consumer Discretionary 0.9%
Auburn Hills Trust, 12.375%, 5/1/2020	161,000	252,523
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	690,000	850,836
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	572,383
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	540,000	551,530
General Motors Corp., 8.375%, 7/15/2033	205,000	212,397
Tele-Communications, Inc., “A”, 9.875%, 6/15/2022	250,000	354,895

		2,794,564

Energy 1.9%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	735,000	873,614
Enterprise Products Operating LP, 7.5%, 2/1/2011	580,000	657,601
Halliburton Co., 5.5%, 10/15/2010	1,770,000	1,864,302
Pemex Project Funding Master Trust, 144A, 3.79%*, 6/15/2010	930,000	954,180
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,257,211

		5,606,908

Financials 7.5%
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,417,000	1,374,214
Capital One Bank, 4.875%, 5/15/2008	75,000	77,026
DBS Capital Funding Corp., 144A, 7.657%*, 3/31/2049	1,330,000	1,537,953
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,218,532
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,070,000	1,093,692
6.875%, 2/1/2006	3,468,000	3,572,734
General Electric Capital Corp., 2.8%, 1/15/2007	1,902,000	1,876,764
General Motors Acceptance Corp.:
6.75%, 1/15/2006	1,702,000	1,746,048
6.875%, 9/15/2011	1,075,000	1,101,652
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	945,000	935,111
HSBC Bank USA, 5.875%, 11/1/2034 (e)	880,000	891,086
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	1,360,000	1,354,670
Morgan Stanley, 4.0%, 1/15/2010 (e)	945,000	934,265
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,426,665	1,420,644
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Wells Fargo & Co., 4.2%, 1/15/2010	1,775,000	1,782,214

		22,389,740

	Principal Amount ($)	Value ($)
Health Care 1.2%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,330,000	2,726,105
Highmark, Inc., 144A, 6.8%, 8/15/2013	675,000	736,246

		3,462,351

Industrials 0.1%
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	282,980	307,156

Materials 0.7%
Lubrizol Corp., 6.5%, 10/1/2034	1,267,000	1,290,385
Weyerhaeuser Co.:
6.875%, 12/15/2033	235,000	263,082
7.125%, 7/15/2023	95,000	107,595
7.375%, 3/15/2032	255,000	302,391

		1,963,453

Telecommunication Services 1.3%
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	810,000	860,598
BellSouth Corp., 5.2%, 9/15/2014	970,000	988,645
SBC Communications, Inc., 4.125%, 9/15/2009	2,085,000	2,081,195

		3,930,438

Utilities 2.9%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,608,974
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,625,554
144A, 5.0%, 2/15/2012	1,160,000	1,180,843
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,845,134
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,037,656
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,397,765

		8,695,926

Total Corporate Bonds (Cost $48,540,622)		49,150,536

Foreign Bonds — US$ Denominated 8.4%

Energy 0.3%

Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	565,000	711,900

Financials 4.5%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	255,000	303,800
8.75%, 6/15/2030	1,955,000	2,581,495
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	225,000	231,682
HSBC Capital Funding LP, 144A, 4.61%*, 12/29/2049	340,000	328,190
Korea First Bank, 144A, 5.75%*, 3/10/2013	520,000	540,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,720,000	2,727,940
Mizuho Financial Group, 8.375%, 12/29/2049	2,230,000	2,443,857

	Principal Amount ($)	Value ($)
QBE Insurance Group Ltd., 144A, 5.647%*, 7/1/2023	1,085,000	1,065,660
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	235,000	232,430
144A, 5.125%, 11/15/2014	2,950,000	2,935,825

		13,391,670

Industrials 1.6%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	2,129,497
6.875%, 1/15/2029	1,831,000	2,097,431
7.0%, 6/15/2028	539,000	626,661

		4,853,589

Materials 0.9%
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	620,000	721,608
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,009,525

		2,731,133

Sovereign Bonds 0.2%
United Mexican States:
Series A, 6.75%, 9/27/2034 (e)	475,000	469,062
8.375%, 1/14/2011	145,000	170,303

		639,365

Telecommunication Services 0.9%
America Movil SA de CV, 144A, 5.75%, 1/15/2015	1,065,000	1,062,571
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	910,000	891,562
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	665,349

		2,619,482

Total Foreign Bonds — US$ Denominated (Cost $24,071,893)		24,947,139

Asset Backed 7.7%
Automobile Receivables 2.4%
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	1,083,000	1,089,682
Drive Auto Receivables Trust, “A3”, Series 2004-1, 144A, 3.5%, 8/15/2008	1,490,000	1,493,492
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,146,610
“A4”, Series 2002-2, 4.3%, 3/15/2010	2,348,246	2,356,770
“B”, Series 2002-2, 4.67%, 3/15/2010	486,668	483,227
“B”, Series 2002-1, 5.37%, 1/15/2010	438,264	442,790

		7,012,571

	Principal Amount ($)	Value ($)
Home Equity Loans 5.0%
Chase Funding Mortgage Loan, “2A2”, Series 2004-1*, 2.411%, 12/25/2033	2,110,000	2,110,038
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	782,440	778,575
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.62%*, 1/15/2034	1,100,545	1,098,204
“A2”, Series 2004-0, 2.68%*, 2/15/2034	3,948,727	3,948,040
Long Beach Mortgage Loan Trust, “N1”, Series 2003-4, 144A, 6.535%, 8/25/2033	109,472	109,573
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019	790,000	812,589
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.561%*, 8/25/2035	1,778,000	1,779,247
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	516,052	516,830
Park Place Securities NIM Trust, “A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,319,477	1,319,477
Renaissance NIM Trust, “A”, Series 2004-A, 144A, 4.45%, 6/25/2034	693,718	693,068
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,648,091	1,716,965

		14,882,606

Industrials 0.3%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012 (e)	990,000	1,033,484

Total Asset Backed (Cost $22,991,451)		22,928,661

Preferred Stocks 0.2%

Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049 (Cost $725,000)	725,000	745,844

US Government Agency Sponsored Pass-Throughs 6.6%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,549,105	2,493,952
6.0%, 12/1/2034	1,790,000	1,849,998

Federal National Mortgage Association:
4.5%, 12/1/2018	384,971	384,612
5.0%, 3/1/2034	5,039,201	5,009,640
5.5% with various maturities from 3/1/2033 until 7/1/2033 (d)	3,264,991	3,315,085
6.0% with various maturities from 7/1/2017 until 11/1/2017	1,177,258	1,235,198
6.31%, 6/1/2008	1,500,000	1,595,373
6.5% with various maturities from 3/1/2017 until 9/1/2034	2,421,989	2,544,647
7.13%, 1/1/2012	1,125,276	1,187,951

	Principal Amount ($)	Value ($)
8.0%, 9/1/2015	67,007	71,268

Total US Government Agency Sponsored Pass-Throughs (Cost $19,547,908)		19,687,724

Commercial and Non-Agency Mortgage-Backed Securities 11.1%
Banc of America Commercial Mortgage, Inc., “A5”, Series 2004-3, 5.31%, 6/10/2039	2,830,000	2,963,563
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	718,729	740,063
Citicorp Mortgage Securities, Inc., “A4”, Series 2003-3, 5.5%, 3/25/2033	1,300,000	1,324,218
Citigroup Mortgage Loan Trust, Inc.:
“1A2”, Series 2004-NCM-1, 6.5%, 6/25/2034	1,583,415	1,656,154
“1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	2,068,793	2,156,065
Countrywide Alternative Loan Trust:
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	532,660	540,023
“7A1”, Series 2004-J2, 6.0%, 12/25/2033	625,564	640,421
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	1,745,245	1,857,034
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	1,390,121	1,470,670
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,378,987
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%*, 6/25/2032	1,865,000	1,870,401
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	79,792	83,059
“5A1”, Series 2004-3, 6.5%, 3/25/2034	834,601	866,681
“8A1”, Series 2004-3, 7.0%, 4/25/2034	627,143	655,167
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	1,053,991	1,062,555
Merrill Lynch Mortgage Investors, Inc., “D”, Series 1996-C1, 7.42%, 4/25/2028	2,130,000	2,202,933
Park Place Securities NIM Trust, “B”, Series 2004-MHQ1, 144A, 3.474%, 12/25/2034	2,090,000	2,090,000
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	2,164,835	2,169,463
TIAA Real Estate CDO Ltd., “A2”, Series 2001-C1A, 144A, 6.3%, 6/19/2021	1,931,107	2,049,584
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	853,000	878,211
Washington Mutual:
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	847,038	850,127
“4A”, Series 2004-CB2, 6.5%, 8/25/2034	272,891	285,427

	Principal Amount ($)	Value ($)
Washington Mutual Mortgage Securities Corp., “A7, Series 2004-AR9, 4.26%*, 8/25/2034	1,393,000	1,394,097
Wells Fargo Mortgage Backed Securities Trust:
“1A6”, Series 2003-1, 4.5%, 2/25/2018	697,914	701,083
“1A1”, Series 2003-6, 5.0%, 6/25/2018	1,313,436	1,324,929

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $33,461,281)		33,210,915

Collateralized Mortgage Obligations 24.0%
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	599,913	635,719
“1A3”, Series 2004-T3, 7.0%, 2/25/2044	300,217	318,135
Fannie Mae Whole Loan:
“2A”, Series 2002-W1, 7.5%, 2/25/2042	1,042,175	1,113,367
“5A”, Series 2004-W2, 7.5%, 3/25/2044	1,735,182	1,857,381
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	1,313,000	1,309,386
“EK”, Series 2773, 3.5%, 5/15/2010	1,274,000	1,275,987
“QC”, Series 2694, 3.5%, 9/15/2020	2,290,000	2,275,892
“LB”, Series 2755, 4.0%, 9/15/2023	1,970,000	1,973,498
“NB”, Series 2750, 4.0%, 12/15/2022	2,839,000	2,835,240
“XG”, Series 2737, 4.0%, 11/15/2022	1,050,000	1,049,033
“LC”, Series 2682, 4.5%, 7/15/2032	1,690,000	1,632,944
“ME”, Series 2691, 4.5%, 4/15/2032	1,911,000	1,828,648
“ON”, Series 2776, 4.5%, 11/15/2032	1,410,000	1,342,274
“QH”, Series 2694, 4.5%, 3/15/2032	2,500,000	2,408,238
“1A2B”, Series T-48, 4.688%, 7/25/2022	149,297	149,305
“HG”, Series 2543, 4.75%, 9/15/2028	1,628,207	1,642,144
“BG”, Series 2640, 5.0%, 2/15/2032	2,060,000	2,067,793
“EG”, Series 2836, 5.0%, 12/15/2032	2,770,000	2,746,601
“NE”, Series 2802, 5.0%, 2/15/2033	2,640,000	2,627,135
“OE”, Series 2840, 5.0%, 2/15/2033	2,780,000	2,735,517
“OL”, Series 2840, 5.0%, 11/15/2022	2,335,000	2,397,704
“PD”, Series 2783, 5.0%, 1/15/2033	1,283,000	1,272,328
“PD”, Series 2844, 5.0%, 12/15/2032	2,765,000	2,736,505
“PE”, Series 2721, 5.0%, 1/15/2023	135,000	133,546

	Principal Amount ($)	Value ($)
“PQ”, Series 2844, 5.0%, 5/15/2023	1,616,000	1,664,835
“QK”, Series 2513, 5.0%, 8/15/2028	301,006	301,310
“TE”, Class 2764, 5.0%, 10/15/2032	1,495,000	1,480,800
“TE”, Series 2780, 5.0%, 1/15/2033	1,785,000	1,774,776
“CH”, Series 2390, 5.5%, 12/15/2016	440,000	456,296
“PE”, Series 2378, 5.5%, 11/15/2016	1,765,000	1,837,349
“PE”, Series 2512, 5.5%, 2/15/2022	45,000	46,727
“TG”, Series 2517, 5.5%, 4/15/2028	748,181	750,826
“BD”, Series 2453, 6.0%, 5/15/2017	1,050,000	1,095,590
“Z”, Series 2173, 6.5%, 7/15/2029	333,859	350,464
“3A”, Series T-41, 7.5%, 7/25/2032	1,403,657	1,496,388

Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	247,513	246,893
“NA”, Series 2003-128, 4.0%, 8/25/2009	2,307,000	2,319,051
“2A3”, Series 2001-4, 4.16%, 6/25/2042	1,200,000	1,203,705
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,218,062
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,420,000	1,350,349
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,760,836
“A2”, Series 2002-W10, 4.7%, 8/25/2042	8,964	8,957
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	2,113,370	2,118,480
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	1,160,000	1,165,593
“A2”, Series 2002-60, 4.75%, 2/25/2044	44,895	44,817
“KY”, Series 2002-55, 4.75%, 4/25/2028	132,708	132,497
“KH”, Series 2003-92, 5.0%, 3/25/2032	1,100,000	1,087,975
“MC”, Series 2002-56, 5.5%, 9/25/2017	947,587	975,562
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	514,082
“QC”, Series 2002-11, 5.5%, 3/25/2017	640,000	665,482
“PM”, Series 2001-60, 6.0%, 3/25/2030	366,829	371,571
“VD”, Series 2002-56, 6.0%, 4/25/2020	214,624	218,317
“A2”, Series 1998-M6, 6.32%, 8/15/2008	1,124,756	1,201,071
“HM”, Series 2002-36, 6.5%, 12/25/2029	86,159	87,189
“1A2”, Series 2003-W3, 7.0%, 8/25/2042	645,327	683,843

	Principal Amount ($)	Value ($)
“A2”, Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	820,229	869,185
FHLMC Structured Pass-Through Securities:
“1A2”, Series T-59, 7.0%, 10/25/2043	840,479	889,857
“3A”, Series T-58, 7.0%, 9/25/2043	818,748	866,849

Total Collateralized Mortgage Obligations (Cost $71,469,198)		71,619,904

Municipal Investments 4.8%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,701,192
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,581,625
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	945,000	968,880
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Bunker Hill Project, Series B, 5.83%, 12/1/2017 (c)	2,500,000	2,563,250
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (c)	1,500,000	1,530,285
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,472,614
Oregon, School District General Obligation, School Board Association, Series A, Zero Coupon, 6/30/2017 (c)	3,830,000	1,958,049
Portland, OR, Industrial Development Revenue, 3.35%, 6/15/2010 (c)	1,550,000	1,489,255
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (c)	1,040,000	1,028,602

Total Municipal Investments (Cost $13,951,696)		14,293,752

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 6/20/2034 (Cost $377,267)	367,880	381,544

US Government Backed 17.5%
US Treasury Bond:
6.0%, 2/15/2026 (e)	10,386,000	11,897,246
7.25%, 5/15/2016 (e)	4,682,000	5,860,548
US Treasury Note:
1.5%, 3/31/2006 (e)	4,000,000	3,934,688
3.125%, 10/15/2008 (e)	207,000	204,793
3.25%, 1/15/2013 (e)	28,575,000	28,327,198
4.25%, 11/15/2013 (e)	1,995,000	2,007,546

Total US Government Backed (Cost $52,667,724)		52,232,019

	Shares	Value ($)
Securities Lending Collateral 19.0%
Daily Assets Fund Institutional, 2.25% (f) (g) (Cost $56,591,078)	56,591,078	56,591,078
Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $10,557,817)	10,557,817	10,557,817

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $354,952,935) (a)	119.4	356,346,933

Other Assets and Liabilities, Net	(19.4)	(57,959,700)

Net Assets	100.0	298,387,233

Notes to Scudder Fixed Income Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $354,991,184. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,355,749. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,274,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,918,979.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.3%
FGIC	Financial Guaranty Insurance Company	1.7%
FSA	Financial Security Assurance	0.7%

(d)	Mortgage dollar roll included.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $55,585,732, which is 18.6% of total net assets.

(f)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $287,804,040) — including $55,585,732 of securities loaned	$289,198,038
Investment in Daily Assets Fund Institutional (cost $56,591,078)*	56,591,078
Investment in Scudder Cash Management QP Trust (cost $10,557,817)	10,557,817
Total investments in securities, at value (cost $354,952,935)	356,346,933
Cash	73,857
Receivable for investments sold	934,790
Interest receivable	2,459,749
Receivable for Portfolio shares sold	1,478,427
Other assets	11,167

Total assets	361,304,923

Liabilities
Payable for investments purchased	3,659,384
Payable for investments purchased — mortgage dollar rolls	2,263,450
Payable upon return of securities loaned	56,591,078
Deferred mortgage dollar roll income	2,521
Accrued management fee	145,855
Payable for Portfolio shares redeemed	140,575
Other accrued expenses and payables	114,827

Total liabilities	62,917,690

Net assets, at value	$298,387,233

Net Assets
Net assets consist of:
Undistributed net investment income	9,524,556
Net unrealized appreciation (depreciation) on investments	1,393,998
Accumulated net realized gain (loss)	2,647,909
Paid-in capital	284,820,770

Net assets, at value	$298,387,233

Class A
Net Asset Value, offering and redemption price per share ($210,037,506 ÷ 17,397,738 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.07

Class B
Net Asset Value, offering and redemption price per share ($88,349,727 ÷ 7,335,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.04

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Dividends	$47,575
Interest	11,599,430
Interest — Scudder Cash Management QP Trust	15,353
Mortgage dollar roll income	172,308
Securities lending income, including income from Daily Assets Fund Institutional	24,595

Total Income	11,859,261

Expenses:
Management fee	1,589,597
Custodian fees	23,243
Distribution service fees (Class B)	175,814
Record keeping fees (Class B)	91,731
Auditing	42,156
Legal	18,958
Trustees’ fees and expenses	3,041
Reports to shareholders	50,572
Other	16,201

Total expenses, before expense reductions	2,011,313

Expense reductions	(4,070)

Total expenses, after expense reductions	2,007,243

Net investment income	9,852,018

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from investments	2,613,421

Net unrealized appreciation (depreciation) during the period on investments	(740,835)

Net gain (loss) on investment transactions	1,872,586

Net increase (decrease) in net assets resulting from operations	$11,724,604

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$9,852,018	$9,005,497
Net realized gain (loss) on investment transactions	2,613,421	5,632,277
Net unrealized appreciation (depreciation) on investment transactions during the period	(740,835)	(3,106,535)
Net increase (decrease) in net assets resulting from operations	11,724,604	11,531,239
Distributions to shareholders from:
Net investment income
Class A	(6,899,791)	(7,642,555)
Class B	(1,766,032)	(352,039)
Net realized gains
Class A	(3,369,665)	—
Class B	(976,642)	—
Portfolio share transactions:

Class A
Proceeds from shares sold	43,408,606	33,556,029
Reinvestment of distributions	10,269,456	7,642,555
Cost of shares redeemed	(42,555,105)	(59,678,316)
Net increase (decrease) in net assets from Class A share transactions	11,122,957	(18,479,732)

Class B
Proceeds from shares sold	46,084,279	45,408,382
Reinvestment of distributions	2,742,674	352,039
Cost of shares redeemed	(6,180,393)	(2,824,214)
Net increase (decrease) in net assets from Class B share transactions	42,646,560	42,936,207
Increase (decrease) in net assets	52,481,991	27,993,120
Net assets at beginning of period	245,905,242	217,912,122

Net assets at end of period (including undistributed net investment income of $9,524,556 and $8,499,174, respectively)	$298,387,233	245,905,242

Other Information

Class A
Shares outstanding at beginning of period	16,493,825	18,049,005
Shares sold	3,610,180	2,793,008
Shares issued to shareholders in reinvestment of distributions	865,161	650,984
Shares redeemed	(3,571,428)	(4,999,172)
Net increase (decrease) in Portfolio shares	903,913	(1,555,180)

Shares outstanding at end of period	17,397,738	16,493,825

Class B
Shares outstanding at beginning of period	3,731,351	144,625
Shares sold	3,887,722	3,792,922
Shares issued to shareholders in reinvestment of distributions	230,865	29,986
Shares redeemed	(514,666)	(236,182)
Net increase (decrease) in Portfolio shares	3,603,921	3,586,726

Shares outstanding at end of period	7,335,272	3,731,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data

Net asset value, beginning of period	$12.16	$11.98	$11.48	$11.45	$11.00

Income from investment operations:
Net investment income[c]	.50	.45	.53	.62	.69
Net realized and unrealized gain (loss) on investment transactions	.05	.14	.37	.01	.36

Total from investment operations	.55	.59	.90	.63	1.05

Less distributions from:
Net investment income	(.43)	(.41)	(.40)	(.60)	(.60)
Net realized gains on investment transactions	(.21)	—	—	—	—

Total distributions	(.64)	(.41)	(.40)	(.60)	(.60)

Net asset value, end of period	$12.07	$12.16	$11.98	$11.48	$11.45

Total Return (%)	4.53	5.13	8.01	5.71	9.90

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	201	216	134	78
Ratio of expenses before expense reductions (%)	.66	.66	.65	.64	.68
Ratio of expenses after expense reductions (%)	.66	.66	.65	.64	.67
Ratio of net investment income (loss) (%)	4.18	3.75	4.57	5.46	6.36
Portfolio turnover rate (%)	185[d]	229[d]	267	176	311

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.13	$11.96	$11.36

Income from investment operations:
Net investment income[b]	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	.05	.15	.33

Total from investment operations	.50	.55	.60

Less distributions from:
Net investment income	(.38)	(.38)	—
Net realized gains on investment transactions	(.21)	—	—

Total distributions	(.59)	(.38)	—

Net asset value, end of period	$12.04	$12.13	$11.96

Total Return (%)	4.10	4.76	5.28	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	45	2
Ratio of expenses (%)	1.03	1.05	.92	*
Ratio of net investment income (loss) (%)	3.81	3.36	4.69	*
Portfolio turnover rate (%)	185 [c]	229 [c]	267

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Global Blue Chip Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2004

☐ Scudder Global Blue Chip Portfolio — Class A

☐ MSCI World Index

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Global Blue Chip Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,476	$12,483	$10,196	$12,647
	Average annual total return	14.76%	7.67%	.39%	3.59%
MSCI World Index	Growth of $10,000	$11,472	$12,233	$8,834	$11,890
	Average annual total return	14.72%	6.95%	-2.45%	2.63%

Scudder Global Blue Chip Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,433	$13,234
	Average annual total return			14.33%	11.85%
MSCI World Index	Growth of $10,000			$11,472	$13,416
	Average annual total return			14.72%	12.47%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Global Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,143.70	$1,141.50
Expenses Paid per $1,000*	$8.24	$10.26

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,017.52	$1,015.62
Expenses Paid per $1,000*	$7.76	$9.66

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Global Blue Chip Portfolio	1.53%	1.90%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Global Blue Chip Portfolio

Amid a positive environment for the global equity markets, the portfolio returned 14.76% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges), in line with the 14.72% return of the MSCI World Index. Performance was helped by overweights in energy and materials as well as underweights in health care and technology. We also added value to the portfolio through stock selection in a number of sectors, including health care, financials and utilities. However, the positive impact from these factors was offset by underperforming stocks within the consumer sector.

We continue to invest in companies that we believe will benefit from longer-term themes in the world economy. There are currently 10 themes at work in the portfolio. All produced a positive return in 2004 with the exception of the theme called “Safety Assets,” which invests in gold stocks. The top-performing theme was “New Annuities,” which invests in companies with assets that can generate predictable long-term returns. Our most notable shift during the year was to take profits by reducing the portfolio’s weighting in commodity-related stocks. We maintained its weighting in energy, however, based on our belief that the sector has further upside.

The key factors driving the markets in 2004 were interest rates, the dollar and China. All of these were important components of the portfolio’s performance, and we will be watching for key shifts in 2005. Overall, we continue to believe that at a time of continued uncertainty in the markets, our emphasis on longer-term trends will help the portfolio deliver steady returns.

Oliver Kratz

Steve M. Wreford

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Global Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	89%	97%
Cash Equivalents	8%	3%
Exchange Traded Fund	2%	—
Preferred Stocks	1%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	21%	17%
Materials	16%	19%
Energy	13%	14%
Industrials	12%	7%
Information Technology	11%	10%
Health Care	9%	8%
Utilities	7%	6%
Consumer Discretionary	6%	10%
Consumer Staples	3%	2%
Telecommunication Services	2%	7%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Continental Europe	30%	19%
United States	28%	34%
Asia (excluding Japan)	13%	11%
Japan	11%	9%
United Kingdom	7%	10%
Canada	6%	5%
Latin America	3%	6%
Africa	2%	3%
Australia	—	3%

	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Global Blue Chip Portfolio

	Shares	Value ($)
Common Stocks 88.7%
Australia 0.3%
Alumina Ltd. (Cost $126,894)	48,800	227,231

Austria 1.5%
Erste Bank der oesterreichischen Sparkassen AG	6,200	331,195
Wienerberger AG	16,600	793,108

(Cost $845,372)		1,124,303

Brazil 1.2%
Aracruz Celulose SA “B” (ADR)	10,900	410,930
Companhia Vale do Rio Doce (ADR)	17,200	498,972

(Cost $441,014)		909,902

Canada 5.1%
Canadian National Railway Co.*	23,200	1,414,868
EnCana Corp.	15,899	907,642
Goldcorp, Inc.*	36,600	551,680
Meridian Gold, Inc.*	32,700	620,622
Placer Dome, Inc.*	20,600	388,222

(Cost $2,098,359)		3,883,034

China 0.9%
China Petroleum & Chemical Corp. “H” (Cost $576,393)	1,580,000	645,400

France 4.2%
Carrefour SA	16,002	762,145
Societe Generale	5,339	540,286
Total SA	8,405	1,835,916

(Cost $2,646,842)		3,138,347

Germany 11.9%
Allianz AG (Registered)	10,299	1,366,294
BASF AG (d)	25,950	1,869,444
Commerzbank AG* (d)	58,320	1,201,755
Deutsche Boerse AG (d)	7,679	462,181
E.ON AG (d)	21,239	1,935,962
Schering AG (d)	11,600	867,359
Volkswagen AG	28,183	1,277,563

(Cost $6,593,907)		8,980,558

Hong Kong 3.1%
China Mobile (Hong Kong) Ltd.	145,600	493,594
Denway Motors Ltd.	812,000	289,899
Fountain Set (Holdings) Ltd.	908,000	589,937
Hutchison Whampoa Ltd.	100,000	935,968

(Cost $2,160,807)		2,309,398

India 1.0%
Oil & Natural Gas Corp. Ltd.	9,600	180,991
Reliance Industries Ltd.	44,000	540,308

(Cost $693,189)		721,299

Israel 0.4%

Teva Pharmaceutical Industries Ltd. (ADR) (Cost $308,214)	10,600	316,516

	Shares	Value ($)
Italy 2.4%
Capitalia SpA	169,300	775,508
Enel SpA	56,500	555,247
Mediobanca SpA	28,200	456,520

(Cost $1,492,530)		1,787,275

Japan 10.2%
Daiwa Securities Group, Inc.	62,000	447,741
FANUC Ltd.	21,000	1,373,085
Japan Retail Fund Investment Corp. (REIT)	24	202,596
Komatsu Ltd.	165,000	1,154,533
Mitsubishi Estate Co., Ltd.	77,000	901,727
Mitsubishi Tokyo Financial Group, Inc.	38	385,674
Mitsui Fudosan Co., Ltd.	107,000	1,300,039
Mizuho Financial Group, Inc.	119	599,239
Nomura Holdings, Inc.	93,000	1,355,928

(Cost $6,699,056)		7,720,562

Korea 2.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	20,800	309,428
LG Electronics, Inc.	13,200	817,349
Samsung Electronics Co., Ltd.	2,310	1,005,270
(Cost $1,884,767)		2,132,047

Malaysia 0.3%

Resorts World Berhad (Cost $211,544)	81,200	213,684

Mexico 1.4%
Cemex SA de CV (ADR)	10,700	389,694
Fomento Economico Mexicano SA de CV (ADR)	8,200	431,402
Grupo Televisa SA (ADR)	4,100	248,050

(Cost $826,238)		1,069,146

Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $595,582)	34,300	785,470

Russia 1.8%
Gazprom “S” (ADR) 144A (d)	23,000	823,600
LUKOIL (ADR)	4,500	551,250

(Cost $840,793)		1,374,850

Singapore 1.8%
DBS Group Holdings Ltd.	62,000	611,492
Singapore Telecommunications Ltd.	519,060	756,777

(Cost $1,072,310)		1,368,269

South Africa 1.3%
Gold Fields Ltd.	49,100	605,715
Impala Platinum Holdings Ltd. (ADR)	17,700	376,228

(Cost $773,476)		981,943

Sweden 1.8%
Skandinaviska Enskilda Banken AB (Cost $1,081,446)	70,600	1,365,170

	Shares	Value ($)
Switzerland 2.9%
ABB Ltd.*	101,358	566,022
Credit Suisse Group	11,425	480,270
Nestle SA (Registered)	1,527	399,510
Novartis AG (Registered)	14,463	728,810

(Cost $1,889,687)		2,174,612

Taiwan 1.8%
Hon Hai Precision Industry Co., Ltd.	132,249	613,462
Quanta Computer, Inc.	300,417	540,352
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	27,042	229,587

(Cost $1,243,503)		1,383,401

Thailand 0.5%
Bangkok Bank PCL (Foreign Registered)* (Cost $312,623)	125,600	368,556

United Kingdom 6.0%

Anglo American PLC	24,231	573,140
GlaxoSmithKline PLC	55,355	1,298,695
Lonmin PLC	27,333	481,211
National Grid Transco PLC	89,984	856,892
Rio Tinto PLC	14,318	421,409
RT Group PLC*	54,206	11,448
William Morrison Supermarkets PLC	218,828	869,665

(Cost $4,053,674)		4,512,460

United States 23.1%
Affiliated Computer Services, Inc. “A”*	11,200	674,128
AFLAC, Inc.	26,800	1,067,712
Anadarko Petroleum Corp.	15,300	991,593
AutoZone, Inc.*	4,500	410,895
Avocent Corp.*	12,500	506,500
Caremark Rx, Inc.*	12,300	484,989
Caterpillar, Inc.	11,500	1,121,365
ConocoPhillips	16,400	1,424,012
Dean Foods Co.*	17,000	560,150
Devon Energy Corp.	15,300	595,476
Eaton Corp.	5,500	397,980
Equity Residential (REIT)	11,900	430,542
Hewlett-Packard Co.	65,300	1,369,341
Medicines Co.*	14,600	420,480
Microsoft Corp.	38,300	1,022,993

	Shares	Value ($)
Monsanto Co.	32,400	1,799,820
Newmont Mining Corp.	12,500	555,125
Pfizer, Inc.	48,300	1,298,787
Schlumberger Ltd.	13,500	903,825
VERITAS Software Corp.*	22,600	645,230
Wyeth	18,700	796,433

(Cost $14,656,440)		17,477,376

Venezuela 0.0%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost $35,275)	1,700	38,063

Total Common Stocks (Cost $54,159,935)		67,008,872

Preferred Stocks 0.8%
Germany
Porsche AG (Cost $645,846)	1,000	638,168

Exchange Traded Funds 2.1%
iShares MSCI Malaysia Index Fund	11,700	83,655
iShares Nasdaq Biotechnology Index Fund* (d)	19,900	1,500,460

Total Exchange Traded Funds (Cost $1,484,286)		1,584,115

Securities Lending Collateral 8.8%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $6,643,847)	6,643,847	6,643,847

Cash Equivalent 8.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $6,382,314)	6,382,314	6,382,314

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $69,316,228) (a)	108.8	82,257,316

Other Assets and Liabilities, Net	(8.8)	(6,684,153)

Net Assets	100.0	75,573,163

Notes to Scudder Global Blue Chip Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $69,467,378. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,789,938. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,964,276 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,174,338.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $6,351,889, which is 8.4% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

REIT: Real Estate Investment Trust

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $56,290,067) — including $6,351,889 of securities loaned	$69,231,155
Investment in Daily Assets Fund Institutional (cost $6,643,847)*	6,643,847
Investment in Scudder Cash Management QP Trust (cost $6,382,314)	6,382,314
Total investments in securities, at value (cost $69,316,228)	82,257,316
Cash	1,336
Foreign currency, at value (cost $60,569)	64,671
Receivables for investments sold	793,632
Dividends receivable	81,978
Interest receivable	8,053
Receivable for Portfolio shares sold	28,292
Foreign taxes recoverable	10,210
Other assets	7,566

Total assets	83,253,054

Liabilities
Payable for investments purchased	808,096
Payable upon return of securities loaned	6,643,847
Payable for Portfolio shares redeemed	68,054
Accrued management fee	61,268
Other accrued expenses and payables	98,626

Total liabilities	7,679,891

Net assets, at value	$75,573,163

Net Assets
Net assets consist of:
Undistributed net investment income	102,166
Net unrealized appreciation (depreciation) on:
Investments	12,941,088
Foreign currency related transactions	6,433
Accumulated net realized gain (loss)	(4,812,938)
Paid-in capital	67,336,414

Net assets, at value	$75,573,163

Class A
Net Asset Value, offering and redemption price per share ($63,027,127 ÷ 5,350,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78

Class B
Net Asset Value, offering and redemption price per share ($12,546,036 ÷ 1,064,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $86,153)	$1,100,189
Interest — Scudder Cash Management QP Trust	41,410
Securities lending income, including income from Daily Assets Fund Institutional	29,814
Total Income	1,171,413
Expenses:
Management fee	647,402
Custodian and accounting fees	190,058
Distribution service fees (Class B)	23,461
Record keeping fees (Class B)	12,031
Auditing	50,584
Legal	16,830
Trustees’ fees and expenses	1,909
Reports to shareholders	13,947
Other	11,575
Total expenses, before expense reductions	967,797
Expense reductions	(1,159)

Total expenses, after expense reductions	966,638

Net investment income (loss)	204,775

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	5,258,185
Foreign currency related transactions	(17,858)
5,240,327
Net unrealized appreciation (depreciation) during the period on:
Investments	3,765,804
Foreign currency related transactions	(116)
3,765,688

Net gain (loss) on investment transactions	9,006,015

Net increase (decrease) in net assets resulting from operations	$9,210,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$204,775	$469,875
Net realized gain (loss) on investment transactions	5,240,327	(902,561)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,765,688	13,515,142
Net increase (decrease) in net assets resulting from operations	9,210,790	13,082,456
Distributions to shareholders from:

Net investment income
Class A	(686,309)	(164,671)
Class B	(57,902)	(1,208)
Portfolio share transactions:

Class A
Proceeds from shares sold	10,246,696	14,111,779
Reinvestment of distributions	686,309	164,671
Cost of shares redeemed	(9,557,336)	(14,079,045)
Net increase (decrease) in net assets from Class A share transactions	1,375,669	197,405

Class B
Proceeds from shares sold	5,449,125	5,128,199
Reinvestment of distributions	57,902	1,208
Cost of shares redeemed	(572,691)	(196,055)
Net increase (decrease) in net assets from Class B share transactions	4,934,336	4,933,352
Increase (decrease) in net assets	14,776,584	18,047,334
Net assets at beginning of period	60,796,579	42,749,245

Net assets at end of period (including undistributed net investment income of $102,166 and $671,339, respectively)	$75,573,163	$60,796,579

Other Information

Class A
Shares outstanding at beginning of period	5,262,148	5,267,978
Shares sold	941,848	1,644,533
Shares issued to shareholders in reinvestment of distributions	64,503	21,782
Shares redeemed	(917,514)	(1,672,145)
Net increase (decrease) in Portfolio shares	88,837	(5,830)

Shares outstanding at end of period	5,350,985	5,262,148

Class B
Shares outstanding at beginning of period	588,861	24,654
Shares sold	522,896	585,383
Shares issued to shareholders in reinvestment of distributions	5,427	160
Shares redeemed	(52,357)	(21,336)
Net increase (decrease) in Portfolio shares	475,966	564,207

Shares outstanding at end of period	1,064,827	588,861

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.39	$8.08	$9.64	$11.81	$12.37

Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.09	.07	.08	.03
Net realized and unrealized gain (loss) on investment transactions	1.48	2.25	(1.57)	(1.90)	(.44)

Total from investment operations	1.52	2.34	(1.50)	(1.82)	(.41)

Less distributions from:
Net investment income	(.13)	(.03)	(.06)	—	—
Net realized gains on investment transactions	—	—	—	(.35)	(.15)

Total distributions	(.13)	(.03)	(.06)	(.35)	(.15)

Net asset value, end of period	$11.78	$10.39	$8.08	$9.64	$11.81

Total Return (%)	14.76	29.13 [c]	(15.77)	(15.48)	(3.36)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55	43	44	33
Ratio of expenses before expense reductions (%)	1.44	1.48	1.32	1.24	1.78
Ratio of expenses after expense reductions (%)	1.43	1.17	1.32	1.24	1.50
Ratio of net investment income (loss) (%)	.38	1.02	.79	.76	.28
Portfolio turnover rate (%)	81	65	41	52	54

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004		2003		2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.38		$8.06		$8.98

Income (loss) from investment operations:
Net investment income (loss)[b]	.00	[d]	.04		.02
Net realized and unrealized gain (loss) on investment transactions	1.48		2.29		(.94)

Total from investment operations	1.48		2.33		(.92)

Less distributions from:
Net investment income	(.08)		(.01)		—

Net asset value, end of period	$11.78		$10.38		$8.06

Total Return (%)	14.33		28.96	[c]	(10.24	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		6		.2
Ratio of expenses before expense reductions (%)	1.84		1.87		1.60	*
Ratio of expenses after expense reductions (%)	1.83		1.64		1.60	*
Ratio of net investment income (loss) (%)	.02		.55		.49	*
Portfolio turnover rate (%)	81		65		41

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

[d]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Government & Agency Securities Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder Government & Agency Securities Portfolio — Class A ☐ Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Government & Agency Securities Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,375	$11,464	$13,668	$19,584
	Average annual total return	3.75%	4.66%	6.45%	6.95%
Lehman Brothers GNMA Index	Growth of $10,000	$10,435	$11,666	$14,027	$20,684
	Average annual total return	4.35%	5.27%	7.00%	7.54%

Scudder Government & Agency Securities Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,336	$10,917
	Average annual total return			3.36%	3.57%
Lehman Brothers GNMA Index	Growth of $10,000			$10,435	$11,180
	Average annual total return			4.35%	4.56%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Government & Agency Securities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,033.80	$1,031.60
Expenses Paid per $1,000*	$3.12	$5.06

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.14	$1,020.22
Expenses Paid per $1,000*	$3.10	$5.04

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Government & Agency Securities Portfolio	.61%	.99%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Government & Agency Securities Portfolio

The year 2004 produced a more positive environment for mortgage securities than the previous year. Several factors were responsible: (1) interest rates were relatively stable, and any increases — mainly on the short end of the yield curve — were carefully communicated in advance by the Federal Reserve; (2) job growth rose to a respectable average level per month, beginning with the March nonfarm payroll report, and is now in line with economists’ forecasts; (3) significant US dollar weakness prompted foreign central banks, primarily in Asia, to intervene and purchase dollars in significant volume to support the value of their own currencies. These actions dampened what might otherwise have been larger long-term interest rate increases during the year; and (4) the net supply of mortgages declined drastically — from $230 billion in 2003 to $40 billion in 2004 while demand remained stable.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 3.75% (Class A shares, unadjusted for contract charges) compared with the 4.35% return of its benchmark, the Lehman Brothers GNMA Index. The portfolio’s return also outperformed the 3.61% return of the average peer in its Lipper category.

During the past 12 months, we focused on mortgages that will maintain their yield in a wide variety of interest rate scenarios. The strategy has been to purchase GNMA mortgages with specifically defined geographic characteristics and smaller loan sizes. Our security selection in this sector of the market has helped performance in terms of price appreciation and a higher yield. In addition, because we anticipated a stable rate environment, we emphasized 30-year mortgages over 15-year instruments because of the yield advantage of longer-term issues. Going forward, we believe that the Fed will continue to raise short-term interest rates incrementally. If interest rates continue to be relatively stable, we expect to maintain our current strategy of emphasizing certain mortgage pool characteristics and longer-term mortgages.

Sean P. McCaffrey

William Chepolis

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Government & Agency Securities Portfolio

Asset Allocation	12/31/04	12/31/03
Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	57%	62%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	21%	31%
Cash Equivalents	18%	3%
US Government Backed	4%	1%
Repurchase Agreements	—	3%

	100%	100%

Credit Quality	12/31/04	12/31/03
AAA	100%	100%

Interest Rate Sensitivity	12/31/04	12/31/03
Average Maturity	4.6 years	2.9 years
Average Duration	2.6 years	2.6 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)
Agencies Backed by the Full Faith and Credit of the US Government 68.0%
Government National Mortgage Association:
4.5%, 8/15/2018	3,026,940	3,044,920
5.0% with various maturities from 7/15/2018 until 7/20/2034 (c)	38,372,263	38,394,313
5.5% with various maturities from 12/15/2032 until 12/20/2034 (c)	83,284,492	85,074,527
6.0% with various maturities from 5/15/2016 until 12/20/2034 (c)	50,128,635	51,947,012
6.5% with various maturities from 3/15/2014 until 8/20/2034 (c)	27,649,702	29,131,129
7.0% with various maturities from 4/15/2007 until 10/15/2032	7,716,379	8,200,573
7.5% with various maturities from 12/15/2013 until 7/15/2032	5,852,419	6,282,828
8.0% with various maturities from 12/15/2026 until 11/15/2031	1,612,228	1,750,673
8.5% with various maturities from 5/15/2016 until 12/15/2030	204,983	224,605
9.0%, 8/15/2027	22,317	25,170
9.5% with various maturities from 6/15/2013 until 12/15/2022	73,681	82,967
10.0% with various maturities from 2/15/2016 until 3/15/2016	32,718	36,327

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $222,211,883)		224,195,044

Agencies Not Backed by the Full Faith and Credit of the US Government 24.8%
Federal Farm Credit Bank, 2.25%, 9/1/2006	7,445,000	7,333,846
Federal Home Loan Bank, Series 1, 3.25%, 12/17/2007	15,000,000	14,903,670
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	81,382	81,161
5.0% with various maturities from 6/1/2033 until 6/1/2034	5,704,506	5,671,799
5.5% with various maturities from 2/1/2017 until 4/1/2034	1,290,022	1,313,147
6.0% with various maturities from 3/1/2017 until 11/1/2033 (c)	8,821,349	9,120,822
6.5%, 9/1/2032	342,357	359,489
7.0% with various maturities from 5/1/2029 until 9/1/2032	5,321,910	5,640,651

	Principal Amount ($)	Value ($)
7.5% with various maturities from 1/1/2027 until 11/1/2033	1,385,816	1,484,792
8.0%, 11/1/2030	11,325	12,273
8.5%, 7/1/2030	7,796	8,485
Federal National Mortgage Association:
5.0% with various maturities from 10/1/2019 until 10/1/2033	6,149,849	6,231,275
5.5% with various maturities from 1/1/2034 until 6/1/2034	5,203,959	5,286,216
6.0% with various maturities from 7/1/2016 until 9/1/2033	3,878,105	4,037,761
6.5% with various maturities from 9/1/2016 until 7/1/2034 (c)	7,484,421	7,854,208
7.0% with various maturities from 9/1/2013 until 7/1/2034	1,694,428	1,795,572
7.5% with various maturities from 6/1/2015 until 3/1/2032	3,701,670	3,965,391
8.0%, 12/1/2024	29,854	32,496
Tennessee Valley Authority, 5.625%, 1/18/2011	6,000,000	6,445,968

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $81,555,644)		81,579,022

US Government Backed 4.9%
US Treasury Bill, 1.813%*, 1/20/2005 (d)	165,000	164,845
US Treasury Note, 4.25%, 8/15/2014	15,825,000	15,860,242

Total US Government Backed (Cost $15,957,730)		16,025,087
Collateralized Mortgage Obligations 0.1%

Federal National Mortgage Association, “IN”, Series 2003-84, Interest Only, 4.5%, 4/25/2013 (Cost $356,191)	4,608,888	330,973

Cash Equivalents 20.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $67,948,768)	67,948,768	67,948,768

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $388,030,216) (a)	118.4	390,078,894

Other Assets and Liabilities, Net	(18.4)	(60,509,199)

Net Assets	100.0	329,569,695

Notes to Scudder Government & Agency Securities Portfolio of Investments

*	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $388,052,593. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,026,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,785,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $759,034.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Mortgage dollar roll included.

(d)	At December 31, 2004, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 year US Treasury Note	3/21/2005	23	2,558,062	2,574,563	16,501

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
2 year US Treasury Note	3/31/2005	40	(8,399,213)	(8,383,750)	15,463
5 year US Treasury Note	3/21/2005	85	(9,298,524)	(9,310,156)	(11,632)

Total net unrealized appreciation					3,831

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $320,081,448)	$322,130,126
Investment in Scudder Cash Management QP Trust (cost $67,948,768)	67,948,768

Total investments in securities, at value (cost $388,030,216)	390,078,894

Receivable for investments sold	39,960,613
Interest receivable	1,909,217
Receivable for Portfolio shares sold	323,832
Other assets	10,053

Total assets	432,282,609

Liabilities
Payable for investments purchased	30,127,633
Payable for when issued and forward delivery securities	5,971,711
Payable for investments purchased — mortgage dollar rolls	66,166,759
Deferred mortgage dollar roll income	76,424
Payable for Portfolio shares redeemed	86,162

Payable for daily variation margin on open futures contracts	11,469
Accrued management fee	156,889
Other accrued expenses and payables	115,867

Total liabilities	102,712,914

Net assets, at value	$329,569,695

Net Assets
Net assets consist of:
Undistributed net investment income	10,896,663
Net unrealized appreciation (depreciation) on:
Investments	2,048,678
Futures	20,332
Accumulated net realized gain (loss)	2,157,418
Paid-in capital	314,446,604

Net assets, at value	$329,569,695

Class A
Net Asset Value, offering and redemption price per share ($280,091,543 ÷ 22,309,252 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.55

Class B
Net Asset Value, offering and redemption price per share ($49,478,152 ÷ 3,952,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.52

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Interest	$12,383,702
Interest — Scudder Cash Management QP Trust	872,299
Mortgage dollar roll income	1,323,021
Securities lending income, including income from Daily Assets Fund Institutional	10,160
Total Income	14,589,182
Expenses:
Management fee	1,908,304
Custodian fees	36,725
Distribution service fees (Class B)	112,953
Record keeping fees (Class B)	61,467
Auditing	58,595
Legal	26,856
Trustees’ fees and expenses	2,572
Reports to shareholders	76,696
Other	22,019
Total expenses, before expense reductions	2,306,187
Expense reductions	(3,977)

Total expenses, after expense reductions	2,302,210

Net investment income	12,286,972

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,710,270
Futures	(144,216)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violations of restrictions	—
1,566,054
Net unrealized appreciation (depreciation) during the period on:	(1,062,304)
Investments
Futures	1,329
(1,060,975)

Net gain (loss) on investment transactions	505,079

Net increase (decrease) in net assets resulting from operations	$12,792,051

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$12,286,972	$12,142,038
Net realized gain (loss) on investment transactions	1,566,054	469,040
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,060,975)	(3,359,459)
Net increase (decrease) in net assets resulting from operations	12,792,051	9,251,619
Distributions to shareholders from:
Net investment income
Class A	(8,701,916)	(14,733,066)
Class B	(986,391)	(755,455)
Net realized gains
Class A	(2,734,888)	(9,005,857)
Class B	(359,519)	(509,269)
Portfolio share transactions:

Class A
Proceeds from shares sold	20,190,555	45,404,708
Reinvestment of distributions	11,436,803	23,738,923

Cost of shares redeemed	(97,935,807)	(259,047,177)
Net increase (decrease) in net assets from Class A share transactions	(66,308,449)	(189,903,546)

Class B
Proceeds from shares sold	23,191,368	71,406,944
Reinvestment of distributions	1,345,911	1,264,724
Cost of shares redeemed	(13,460,654)	(36,011,827)
Net increase (decrease) in net assets from Class B share transactions	11,076,625	36,659,841
Increase (decrease) in net assets	(55,222,487)	(168,995,733)
Net assets at beginning of period	384,792,182	553,787,915

Net assets at end of period (including undistributed net investment income of $10,896,663 and $9,445,556, respectively)	$329,569,695	$384,792,182

Other Information

Class A
Shares outstanding at beginning of period	27,631,433	42,918,597
Shares sold	1,635,527	3,576,998
Shares issued to shareholders in reinvestment of distributions	932,855	1,917,523
Shares redeemed	(7,890,563)	(20,781,685)
Net increase (decrease) in Portfolio shares	(5,322,181)	(15,287,164)

Shares outstanding at end of period	22,309,252	27,631,433

Class B
Shares outstanding at beginning of period	3,055,787	216,015
Shares sold	1,876,522	5,681,579
Shares issued to shareholders in reinvestment of distributions	109,781	102,159
Shares redeemed	(1,089,711)	(2,943,966)
Net increase (decrease) in Portfolio shares	896,592	2,839,772

Shares outstanding at end of period	3,952,379	3,055,787

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$12.54	$12.84	$12.32	$11.96	$11.56

Income from investment operations:
Net investment income[c]	.44	.31	.62	.61	.75
Net realized and unrealized gain (loss) on investment transactions	.03	(.04)	.35	.25	.45

Total from investment operations	.47	.27	.97	.86	1.20

Less distributions from:
Net investment income	(.35)	(.35)	(.45)	(.50)	(.80)
Net realized gain on investment transactions	(.11)	(.22)	—	—	—
Total distributions	(.46)	(.57)	(.45)	(.50)	(.80)

Net asset value, end of period	$12.55	$12.54	$12.84	$12.32	$11.96

Total Return (%)	3.75 [e]	2.26	8.05	7.48	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	347	551	305	152
Ratio of expenses (%)	.61	.61	.59	.60	.61
Ratio of net investment income (loss) (%)	3.59	2.50	4.96	5.06	6.60
Portfolio turnover rate (%)	226 [d]	511 [d]	534 [d]	334	173

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[e]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Class B

Years Ended December 31,	2004	2003	2002a
Selected Per Share Data
Net asset value, beginning of period	$12.51	$12.82	$12.36

Income from investment operations:
Net investment income[b]	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	.02	(.04)	.15
Total from investment operations	.42	.23	.46
Less distributions from:
Net investment income	(.30)	(.32)	—
Net realized gains on investment transactions	(.11)	(.22)	—
Total distributions	(.41)	(.54)	—

Net asset value, end of period	$12.52	$12.51	$12.82

Total Return (%)	3.36 [d]	1.83	3.72	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	38	3
Ratio of expenses (%)	1.00	.98	.84	*
Ratio of net investment income (loss) (%)	3.21	2.13	4.95	*
Portfolio turnover rate (%)	226 [c]	511 [c]	534	[c]

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[d]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder Growth Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,514	$9,257	$5,819	$18,023
	Average annual total return	5.14%	-2.54%	-10.26%	6.07%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%

Scudder Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,477	$12,039
	Average annual total return			4.77%	7.70%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,030.80	$1,029.30
Expenses Paid per $1,000*	$3.28	$5.17

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.77	$1,020.11
Expenses Paid per $1,000*	$3.27	$5.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Growth Portfolio	.64%	1.01%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth Portfolio

While equity market performance in general was positive in 2004, substantial performance disparities existed between investment styles and market capitializations. Small caps outperformed large cap as the 18.33% advance of the Russell 2000 Index outpaced the 10.88% gain of the S&P 500 index. In terms of investment style, the 6.30% annual return of the Russell 1000 Growth Index significantly trailed the 16.49% advance of the Russell 1000 Value Index, marking the fifth consecutive year that value outperformed growth.

The Scudder Growth Portfolio’s return of 5.14% (Class A shares, unadjusted for contract charges) underperformed its benchmark, the Russell 1000 Growth Index in the year ended December 31, 2004 as positioning in the Information Technology and Consumer Discretionary sectors detracted from relative performance. As 2004 progressed, we reduced the portfolio’s cyclical exposure and emphasized more consistent earners in anticipation of slowing profit growth. This strategy proved successful for most of 2004. In the fourth quarter however, as the presidential election was decided and oil prices declined from near-record highs, investor optimism grew. This optimism led to a sharp rebound in the more cyclical, volatile sectors of the market. The Scudder Growth Portfolio, therefore, underperformed in the fourth quarter and the outperformance we had enjoyed through the first three quarters of the year was negated.

In a continued example of adding value through top-down sector allocation, the portfolio’s overweight in the Energy sector remained in place throughout 2004 and proved to be extremely additive to annual performance. While oil prices remain volatile, our investment thesis is focused on the long-term growth opportunities created by a chronic underinvestment in the exploration and production of new reserves.

Our investment philosophy is unchanged as we maintain our belief that a diversified portfolio of high-quality large-cap growth stocks will outperform over longer time periods. Therefore, we continue to seek out and find companies that reconcile well with our key selection criteria of quality, growth and innovation.

Julie M. Van Cleave

Jack A. Zehner

Thomas J. Schmid

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with higher price -to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	99%
Exchange Traded Funds	1%	—
Cash Equivalents	2%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	24%	30%
Health Care	23%	20%
Consumer Discretionary	15%	16%
Consumer Staples	12%	12%
Industrials	9%	8%
Energy	9%	5%
Financials	7%	8%
Materials	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Portfolio

	Shares	Value ($)
Common Stocks 97.9%
Consumer Discretionary 14.3%
Automobiles 1.6%
Harley-Davidson, Inc.	82,900	5,036,175

Hotels Restaurants & Leisure 1.5%
International Game Technology	105,800	3,637,404
YUM! Brands, Inc.	17,800	839,804

		4,477,208

Household Durables 0.3%
Fortune Brands, Inc.	13,400	1,034,212

Internet & Catalog Retail 1.2%
eBay, Inc.*	30,800	3,581,424

Media 3.8%
Comcast Corp. “A”*	74,000	2,430,160
McGraw-Hill Companies, Inc.	18,800	1,720,952
Omnicom Group, Inc.	57,440	4,843,341
Viacom, Inc. “B”	76,230	2,774,010

		11,768,463

Multiline Retail 2.7%
Kohl’s Corp.*	33,700	1,657,029
Target Corp.	125,400	6,512,022

		8,169,051

Specialty Retail 3.2%
Bed Bath & Beyond, Inc.*	56,500	2,250,395
Home Depot, Inc.	41,900	1,790,806
Lowe’s Companies, Inc.	32,100	1,848,639
Staples, Inc.	116,900	3,940,699

		9,830,539

Consumer Staples 11.5%
Beverages 2.2%
PepsiCo, Inc.	127,450	6,652,890

Food & Drug Retailing 4.3%
Wal-Mart Stores, Inc.	162,990	8,609,132
Walgreen Co.	119,700	4,592,889

		13,202,021

Food Products 1.5%
Dean Foods Co.*	40,200	1,324,590
Hershey Foods Corp.	34,900	1,938,346
Kellogg Co.	33,900	1,513,974

		4,776,910

Household Products 3.5%
Colgate-Palmolive Co.	42,840	2,191,694
Kimberly-Clark Corp.	22,900	1,507,049
Procter & Gamble Co.	125,700	6,923,556

		10,622,299

Energy 8.7%
Energy Equipment & Services 4.1%
Baker Hughes, Inc.	83,900	3,580,013
Nabors Industries Ltd.*	64,300	3,297,947
Schlumberger Ltd.	58,800	3,936,660

	Shares	Value ($)
Transocean, Inc.*	38,900	1,648,971

		12,463,591

Oil & Gas 4.6%
ConocoPhillips	38,700	3,360,321
Devon Energy Corp.	98,600	3,837,512
EOG Resources, Inc.	98,000	6,993,280

		14,191,113

Financials 7.1%
Capital Markets 2.2%
Goldman Sachs Group, Inc.	14,600	1,518,984
Lehman Brothers Holdings, Inc.	23,100	2,020,788
Morgan Stanley	55,400	3,075,808

		6,615,580

Consumer Finance 1.6%
American Express Co.	87,900	4,954,923

Diversified Financial Services 1.4%
Citigroup, Inc.	91,200	4,394,016

Insurance 1.9%
AFLAC, Inc.	72,400	2,884,416
American International Group, Inc.	43,810	2,877,003

		5,761,419

Health Care 22.1%
Biotechnology 5.6%
Amgen, Inc.*	74,800	4,798,420
Biogen Idec, Inc.*	55,700	3,710,177
Genentech, Inc.*	86,000	4,681,840
Gilead Sciences, Inc.*	111,100	3,887,389

		17,077,826

Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	69,900	2,414,346
Boston Scientific Corp.*	82,300	2,925,765
C.R. Bard, Inc.	39,800	2,546,404
Medtronic, Inc.	108,200	5,374,294
Zimmer Holdings, Inc.*	65,300	5,231,836

		18,492,645

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	66,600	5,862,798

Pharmaceuticals 8.6%
Abbott Laboratories	53,300	2,486,445
Eli Lilly & Co.	32,000	1,816,000
Johnson & Johnson	179,586	11,389,344
Pfizer, Inc.	242,702	6,526,257
Teva Pharmaceutical Industries Ltd. (ADR)	139,800	4,174,428

		26,392,474

Industrials 9.3%
Aerospace & Defense 2.1%
United Technologies Corp.	61,600	6,366,360

Air Freight & Logistics 1.6%
FedEx Corp.	51,400	5,062,386

	Shares	Value ($)
Industrial Conglomerates 5.0%
3M Co.	37,000	3,036,590
General Electric Co.	334,940	12,225,310

		15,261,900

Machinery 0.6%
Caterpillar, Inc.	17,900	1,745,429

Information Technology 24.0%
Communications Equipment 3.8%
Cisco Systems, Inc.*	365,420	7,052,606
QUALCOMM, Inc.	109,400	4,638,560

		11,691,166

Computers & Peripherals 4.3%
Dell, Inc.*	60,400	2,545,256
EMC Corp.*	385,700	5,735,359
International Business Machines Corp.	50,000	4,929,000

		13,209,615

IT Consulting & Services 3.3%
Accenture Ltd. “A”*	105,200	2,840,400
Fiserv, Inc.*	86,000	3,456,340
Paychex, Inc.	106,300	3,622,704

		9,919,444

Semiconductors & Semiconductor Equipment 4.5%
Intel Corp.	331,740	7,759,398
Linear Technology Corp.	91,230	3,536,075
Texas Instruments, Inc.	99,400	2,447,228

		13,742,701

Software 8.1%
Adobe Systems, Inc.	15,000	941,100
Electronic Arts, Inc.* (c)	74,200	4,576,656

	Shares	Value ($)
Intuit, Inc.*	43,700	1,923,237
Microsoft Corp.	457,480	12,219,290
Oracle Corp.*	184,000	2,524,480
Symantec Corp.*	104,000	2,679,040

		24,863,803

Materials 0.9%

Chemicals
Ecolab, Inc.	76,000	2,669,880

Total Common Stocks (Cost $229,803,236)		299,890,261

Exchange Traded Funds 0.9%
iShares Nasdaq Biotechnology Index Fund* (c)	18,400	1,387,360
Semiconductor HOLDRs Trust	44,600	1,487,856

Total Exchange Traded Funds (Cost $3,020,966)		2,875,216

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $4,617,400)	4,617,400	4,617,400

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $5,958,356)	5,958,356	5,958,356

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $243,399,958) (a)	102.2	313,341,233

Other Assets and Liabilities, Net	(2.2)	(6,861,289)

Net Assets	100.0	306,479,944

Notes to Scudder Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $245,015,726. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $68,325,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $70,905,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,579,950.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $4,479,075, which is 1.5% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts.

HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $232,824,202) — including $4,479,075 of securities loaned	$302,765,477
Investments in Daily Assets Fund Institutional (cost $4,617,400)*	4,617,400
Investment in Scudder Cash Management QP Trust (cost $5,958,356)	5,958,356
Total investments in securities, at value (cost $243,399,958)	313,341,233
Cash	153
Dividends receivable	236,859
Interest receivable	12,072
Receivable for Portfolio shares sold	348,923
Other assets	16,835

Total assets	313,956,075

Liabilities
Payable for Portfolio shares redeemed	2,634,253
Payable upon return of securities loaned	4,617,400
Accrued management fee	156,458
Other accrued expenses and payables	68,020
Total liabilities	7,476,131

Net assets, at value	$306,479,944

Net Assets
Net assets consist of:
Undistributed net investment income	2,081,479
Net unrealized appreciation (depreciation) on investments	69,941,275
Accumulated net realized gain (loss)	(162,361,013)
Paid-in capital	396,818,203

Net assets, at value	$306,479,944

Class A
Net Asset Value, offering and redemption price per share ($290,395,910 ÷ 14,958,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.41

Class B
Net Asset Value, offering and redemption price per share ($16,084,034 ÷ 832,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.31

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $7,592)	$4,162,057
Interest — Scudder Cash Management QP Trust	73,263
Securities lending income, including income from Daily Assets Fund Institutional	3,559

Total Income	4,238,879

Expenses:
Management fee	1,842,117
Custodian fees	16,638
Distribution service fees (Class B)	29,642
Record keeping fees (Class B)	14,980
Auditing	41,460
Legal	18,398
Trustees’ fees and expenses	4,785
Reports to shareholders	64,805
Other	6,451
Total expenses, before expense reductions	2,039,276
Expense reductions	(3,043)
Total expenses, after expense reductions	2,036,233

Net investment income (loss)	2,202,646

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,112,683)
Net unrealized appreciation (depreciation) during the period on investments	15,006,327

Net gain (loss) on investment transactions	12,893,644

Net increase (decrease) in net assets resulting from operations	$15,096,290

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,202,646	$830,426
Net realized gain (loss) on investment transactions	(2,112,683)	(12,111,531)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,006,327	78,050,590
Net increase (decrease) in net assets resulting from operations	15,096,290	66,769,485
Distributions to shareholders from:
Net investment income	(815,090)	(328,128)

Class A
Portfolio share transactions:

Class A
Proceeds from shares sold	18,466,237	46,556,451
Reinvestment of distributions	815,090	328,128
Cost of shares redeemed	(55,750,428)	(45,206,144)
Net increase (decrease) in net assets from Class A share transactions	(36,469,101)	1,678,435

Class B
Proceeds from shares sold	8,950,573	6,505,025
Cost of shares redeemed	(494,088)	(422,693)
Net increase (decrease) in net assets from Class B share transactions	8,456,485	6,082,332
Increase (decrease) in net assets	(13,731,416)	74,202,124
Net assets at beginning of period	320,211,360	246,009,236

Net assets at end of period (including undistributed net investment income of $2,081,479 and $702,179, respectively)	$306,479,944	$320,211,360

Other Information

Class A
Shares outstanding at beginning of period	16,929,119	16,549,770
Shares sold	995,737	3,153,740
Shares issued to shareholders in reinvestment of distributions	43,869	22,156
Shares redeemed	(3,010,699)	(2,796,547)
Net increase (decrease) in Portfolio shares	(1,971,093)	379,349

Shares outstanding at end of period	14,958,026	16,929,119

Class B
Shares outstanding at beginning of period	374,544	8,811
Shares sold	485,347	390,729
Shares redeemed	(26,929)	(24,996)
Net increase (decrease) in Portfolio shares	458,418	365,733

Shares outstanding at end of period	832,962	374,544

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$18.51	$14.86	$21.05	$30.12	$40.54

Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.05	.01	.03	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	3.62	(6.20)	(6.75)	(6.81)
Total from investment operations	.95	3.67	(6.19)	(6.72)	(6.82)
Less distributions from:
Net investment income	(.05)	(.02)	—	(.03)	—
Net realized gains on investment transactions	—	—	—	(2.31)	(3.60)
Return of capital	—	—	—	(.01)	—

Total distributions	(.05)	(.02)	—	(2.35)	(3.60)

Net asset value, end of period	$19.41	$18.51	$14.86	$21.05	$30.12

Total Return (%)	5.14	24.71	(29.41)	(22.34)	(19.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	313	246	420	583
Ratio of expenses (%)	.65	.64	.64	.63	.65
Ratio of net investment income (loss) (%)	.73	.29	.07	.13	(.03)
Portfolio turnover rate (%)	21	26	38	73	65

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002a
Selected Per Share Data
Net asset value, beginning of period	$18.43	$14.83	$16.04

Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.03)	.06
Net realized and unrealized gain (loss) on investment transactions	.81	3.63	(1.27)

Total from investment operations	.88	3.60	(1.21)

Net asset value, end of period	$19.31	$18.43	$14.83

Total Return (%)	4.77	24.28	(7.54	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7	.1
Ratio of expenses (%)	1.03	1.03	.88	*
Ratio of net investment income (loss) (%)	.35	(.10)	.80	*
Portfolio turnover rate (%)	21	26	38

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Growth & Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,084.80
Expenses Paid per $1,000*	$2.92

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.96
Expenses Paid per $1,000*	$2.83

*	Expenses are equal to the Portfolio’s annualized expense ratio for share class, multiplied by the average account value over the period, multiplied by the number of days since inception (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth & Income Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth & Income Strategy Portfolio

Scudder Growth & Income Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth & Income Strategy Portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. The portfolio gained 8.40% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004, through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth & Income Strategy Portfolio

Asset Allocation	12/31/04
Equity	58%
Fixed Income	38%
Cash Equivalents	4%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth & Income Strategy Portfolio

	Shares	Value ($)
Equity Funds 58.8%
Scudder SVS I Global Discovery Portfolio “A”	10,718	136,866
Scudder SVS I Growth & Income Portfolio “A”	511,565	4,752,442
Scudder SVS I International Portfolio “A”	104,778	995,386
Scudder SVS II Aggressive Growth Portfolio “A”	57,115	562,011
Scudder SVS II Blue Chip Portfolio “A”	344,262	4,699,177
Scudder SVS II Davis Venture Value Portfolio “A”	16,900	194,016
Scudder SVS II Dreman High Return Equity Portfolio “A”	115,127	1,456,356
Scudder SVS II Dreman Small Cap Value Portfolio “A”	46,219	927,146
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	161,086	1,415,946
Scudder SVS II Growth Portfolio “A”	109,825	2,131,705
Scudder SVS II International Select Equity Portfolio “A”	50,811	605,165
Scudder SVS II Large Cap Value Portfolio “A”	148,710	2,348,138
Scudder SVS II MFS Strategic Value Portfolio “A”	80,777	969,326
Scudder SVS II Small Cap Growth Portfolio “A”	79,470	1,000,524
Scudder VIT Real Estate Portfolio “A”	29,674	484,581

Total Equity Funds (Cost $21,339,889)		22,678,785

	Shares	Value ($)
Fixed Income Funds 38.7%
Scudder SVS II Fixed Income Portfolio “A”	993,421	11,990,598
Scudder SVS II Government and Agency Securities Portfolio “A”	171,514	2,152,503
Scudder SVS II High Income Portfolio “A”	86,606	760,402

Total Fixed Income Funds (Cost $14,785,921)		14,903,503

Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,697,721)	1,697,721	1,697,721

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $37,823,531) (a)	101.9	39,280,009

Other Assets and Liabilities, Net	(1.9)	(746,028)

Net Assets	100.0	38,533,981

Notes to Scudder Growth & Income Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $37,823,531. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,456,478. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,456,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $36,125,810)	$37,582,288
Investment in Scudder Cash Management QP Trust (cost $1,697,721)	1,697,721
Total investments in securities, at value (cost $37,823,531)	39,280,009
Interest receivable	1,403
Receivable for Portfolio shares sold	200,828
Other assets	299

Total assets	39,482,539

Liabilities
Payable for investments purchased	922,723
Payable for Portfolio shares redeemed	3,418
Other accrued expenses and payables	22,417

Total liabilities	948,558

Net assets, at value	$38,533,981

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	1,456,478
Accumulated net realized gain (loss)	58,128
Paid-in capital	37,019,375

Net assets, at value	$38,533,981

Class B
Net Asset Value, offering and redemption price per share ($38,533,981 ÷ 3,555,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.84

Statement of Operations

for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	4,690
Total Income	4,690
Expenses:
Management fee	9,387
Custodian and accounting fees	31,926
Distribution service fees (Class B)	15,635
Record keeping fees (Class B)	9,381
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	530
Total expenses	96,436
Expense reductions	(49,254)
Total expenses, after expense reductions	47,182

Net investment income (loss)	(42,492)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	99,609
Net unrealized appreciation (depreciation) during the period on investments	1,456,478

Net gain (loss) on investment transactions	1,556,087

Net increase (decrease) in net assets resulting from operations	$1,513,595

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$(42,492)
Net realized gain (loss) on investment transactions	99,609
Net unrealized appreciation (depreciation) on investment transactions during the period	1,456,478
Net increase (decrease) in net assets resulting from operations	1,513,595
Portfolio share transactions:

Class B
Proceeds from shares sold	37,742,213
Cost of shares redeemed	(721,827)
Net increase (decrease) in net assets from Class B share transactions	37,020,386
Increase (decrease) in net assets	38,533,981
Net assets at beginning of period	—

Net assets at end of period	$38,533,981

Other Information

Class B
Shares outstanding at beginning of period	—
Shares sold	3,624,260
Shares redeemed	(68,667)
Net increase (decrease) in Portfolio shares	3,555,593

Shares outstanding at end of period	3,555,593

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.87

Total from investment operations	.84

Net asset value, end of period	$10.84

Total Return (%)[c]	8.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39
Ratio of expenses before expense reductions (%)	1.53	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (loss) (%)	(.68	)*
Portfolio turnover rate (%)	13	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,103.00
Expenses Paid per $1,000*	$2.96

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Growth Strategy Portfolio

Scudder Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Growth Strategy Portfolio seeks a balance of long-term growth of capital and, as a secondary objective, current income. The portfolio gained 10.30% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve Board (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Strategy Portfolio

Asset Allocation	12/31/04
Equity	73%
Fixed Income	25%
Cash Equivalents	2%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Growth Strategy Portfolio

	Shares	Value ($)
Equity Funds 73.2%
Scudder SVS I Global Discovery Portfolio “A”	20,421	260,772
Scudder SVS I Growth & Income Portfolio “A”	754,162	7,006,164
Scudder SVS I International Portfolio “A”	206,338	1,960,211
Scudder SVS II Aggressive Growth Portfolio “A”	66,902	658,313
Scudder SVS II Blue Chip Portfolio “A”	508,265	6,937,820
Scudder SVS II Davis Venture Value Portfolio “A”	43,052	494,237
Scudder SVS II Dreman High Return Equity Portfolio “A”	149,070	1,885,739
Scudder SVS II Dreman Small Cap Value Portfolio “A”	67,788	1,359,836
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	281,775	2,476,800
Scudder SVS II Growth Portfolio “A”	153,831	2,985,866
Scudder SVS II International Select Equity Portfolio “A”	95,181	1,133,608
Scudder SVS II Large Cap Value Portfolio “A”	229,401	3,622,239
Scudder SVS II MFS Strategic Value Portfolio “A”	117,680	1,412,155
Scudder SVS II Small Cap Growth Portfolio “A”	115,479	1,453,884
Scudder VIT Real Estate Portfolio “A”	46,368	757,184

Total Equity Funds (Cost $32,412,712)		34,404,828

	Shares	Value ($)
Fixed Income Funds 24.9%
Scudder SVS II Fixed Income Portfolio “A”	698,663	8,432,859
Scudder SVS II Government and Agency Securities Portfolio “A”	222,549	2,792,996
Scudder SVS II High Income Portfolio “A”	52,493	460,886

Total Fixed Income Funds (Cost $11,601,822)		11,686,741

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $883,152)	883,152	883,152

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,897,686) (a)	100.0	46,974,721

Other Assets and Liabilities, Net	(0.0)	21,610

Net Assets	100.0	46,996,331

Notes to Scudder Growth Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $44,897,686. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $2,077,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,077,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $44,014,534)	$46,091,569
Investment in Scudder Cash Management QP Trust (cost $883,152)	883,152

Total investments in securities, at value (cost $44,897,686)	46,974,721

Interest receivable	1,629
Receivable for Portfolio shares sold	50,293
Due from Advisor	1,103
Other assets	361

Total assets	47,028,107

Liabilities
Payable for Portfolio shares redeemed	2,840
Other accrued expenses and payables	28,936

Total liabilities	31,776

Net assets, at value	$46,996,331

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	2,077,035
Accumulated net realized gain (loss)	93,109
Paid-in capital	44,826,187

Net assets, at value	$46,996,331

Class B
Net Asset Value, offering and redemption price per share ($46,996,331 ÷ 4,262,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.03

Statement of Operations as of December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$4,860

Total Income	4,860

Expenses:
Management fee	11,104
Custodian and accounting fees	31,927
Distribution service fees (Class B)	18,496
Record keeping fees (Class B)	11,097
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	512

Total expenses, before expense reductions	102,713

Expense reductions	(46,619)

Total expenses, after expense reductions	56,094

Net investment income (loss)	(51,234)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	143,332
Net unrealized appreciation (depreciation) during the period on investments	2,077,035

Net gain (loss) on investment transactions	2,220,367

Net increase (decrease) in net assets resulting from operations	$2,169,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$(51,234)
Net realized gain (loss) on investment transactions	143,332
Net unrealized appreciation (depreciation) on investment transactions during the period	2,077,035
Net increase (decrease) in net assets resulting from operations	2,169,133
Portfolio share transactions:

Class B
Proceeds from shares sold	45,093,561
Cost of shares redeemed	(266,363)
Net increase (decrease) in net assets from Class B share transactions	44,827,198
Increase (decrease) in net assets	46,996,331
Net assets at beginning of period	—

Net assets at end of period	$46,996,331

Other Information

Class B	—
Shares outstanding at beginning of period
Shares sold	4,287,740
Shares redeemed	(25,553)
Net increase (decrease) in Portfolio shares	4,262,187

Shares outstanding at end of period	4,262,187

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.06
Total from investment operations	1.03

Net asset value, end of period	$11.03

Total Return (%)[c]	10.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47
Ratio of expenses before expense reductions (%)	1.38	*
Ratio of expenses after expense reductions (%)	0.75	*
Ratio of net investment income (loss) (%)	(0.69	)*
Portfolio turnover rate (%)	15	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder High Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder High Income Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder High Income Portfolio — Class A ☐ CSFB High Yield Index ☐ Citigroup Long-Term High Yield Bond Index
The CSFB High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor’s and Moody’s. The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor’s Corporation or Bal or lower by Moody’s Investors Service, Inc.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder High Income Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,242	$13,967	$13,090	$20,274
	Average annual total return	12.42%	11.78%	5.53%	7.32%
CSFB High Yield Index	Growth of $10,000	$11,195	$14,768	$14,810	$22,866
	Average annual total return	11.95%	13.88%	8.17%	8.62%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000	$11,202	$15,888	$19,501	$35,088
	Average annual total return	12.02%	16.69%	14.29%	13.37%

Scudder High Income Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,208	$14,261
	Average annual total return			12.08%	15.24%
CSFB High Yield Index	Growth of $10,000			$11,195	$14,744
	Average annual total return			11.95%	16.72%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000			$11,202	$17,511
	Average annual total return			12.02%	25.00%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Effective 10/7/2002 the Portfolio changed its investment objective.

Information About Your Portfolio’s Expenses

Scudder High Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,105.80	$1,103.10
Expenses Paid per $1,000*	$3.48	$5.52

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.90	$1,019.96
Expenses Paid per $1,000*	$3.34	$5.30

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder High Income Portfolio	.66%	1.04%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder High Income Portfolio

The high-yield market produced a solid return for the year, making it the top-performing fixed income asset class. Performance of the high-yield market was supported by the continued improvement in its fundamentals, which was reflected in lower default rates, corporations steadily improving financial positions and an increasing ratio of upgrades to downgrades. For the year ended December 31, 2004, the portfolio produced a total return of 12.42% (Class A shares, unadjusted for contract charges) compared with 11.95% for the CS First Boston (CSFB) High Yield Index, the portfolio’s benchmark.

We strive to add value by using fundamental research to identify undervalued individual securities rather than making broad predictions about sector performance, interest rates or the overall high-yield market. As a result of this investment approach, we continued to find the most relative value opportunities in higher-yielding securities. Security selection added to return, as did an underweight to issues rated BB and above (since higher-rated bonds underperformed the market as a whole). The portfolio remained underweight in CC/defaulted securities, and this detracted from return somewhat. On a sector basis, the most significant contributor was a position in bonds issued by chemical companies. Overall, we remain positive on the fundamentals of the high-yield asset class. We continue to find value in the middle-tier quality segment of the market, and we will therefore maintain a modestly aggressive positioning within the portfolio.

Andrew P. Cestone

Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Credit quality ratings cited are the ratings of Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P), which represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The portfolio’s credit quality does not remove market risk.

The CS First Boston High Yield Index (CSFB) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor’s and Moody’s.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder High Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Corporate Bonds	74%	82%
Foreign Bonds — US$ Denominated	20%	12%
Foreign Bonds — Non US$ Denominated	2%	1%
Cash Equivalents	2%	1%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Stocks	—	1%
US Government Backed	—	1%

	100%	100%

Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Consumer Discretionary	24%	26%
Materials	16%	13%
Industrials	14%	15%
Telecommunication Services	14%	12%
Financials	9%	9%
Energy	7%	10%
Utilities	5%	6%
Consumer Staples	4%	4%
Health Care	3%	3%
Sovereign Bonds	2%	1%
Information Technology	2%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder High Income Portfolio

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 72.7%
Consumer Discretionary 19.2%
Adesa, Inc., 7.625%, 6/15/2012	515,000	543,325
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,085,000	1,079,575
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,235,000	1,248,894

Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	1,351,000	1,307,092
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	1,145,000	1,153,587
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (e)	790,000	837,400
Caesars Entertainment, Inc., 9.375%, 2/15/2007	380,000	418,950
Carrols Corp., 144A, 9.0%, 1/15/2013	365,000	377,775
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	2,695,000	1,980,825
9.625%, 11/15/2009 (e)	2,055,000	1,803,262
10.25%, 9/15/2010	3,815,000	4,043,900
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	515,000	513,713
CSC Holdings, Inc., 7.875%, 12/15/2007	1,200,000	1,287,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,322,000	5,267,437
DIMON, Inc.:
7.75%, 6/1/2013	430,000	451,500
Series B, 9.625%, 10/15/2011	3,160,000	3,460,200
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	410,000	426,400
Series B, 9.0%,5/1/2009 EUR	185,000	238,888
Series D, 9.0%, 5/1/2009 (e)	665,000	658,350
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	780,000	789,750
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	475,000	311,125
Foot Locker, Inc., 8.5%, 1/15/2022	545,000	599,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	1,490,000	1,462,062
General Motors Corp., 8.25%, 7/15/2023	970,000	1,010,422
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	1,005,000	844,200
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	860,000	648,225
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008 (e)	602,862	572,659
Jacobs Entertainment Co., 11.875%, 2/1/2009	2,220,000	2,508,600
Kellwood Co., 7.625%, 10/15/2017	230,000	252,952

	Principal Amount ($)(c)	Value ($)
Levi Strauss & Co.:
7.0%, 11/1/2006 (e)	935,000	981,750
12.25%, 12/15/2012 (e)	95,000	105,688
Mediacom LLC, 9.5%, 1/15/2013 (e)	2,165,000	2,173,119
MGM MIRAGE:
8.375%, 2/1/2011 (e)	1,905,000	2,147,887
9.75%, 6/1/2007	380,000	421,800
Mothers Work, Inc., 11.25%, 8/1/2010	535,000	518,950
NCL Corp., 144A, 10.625%, 7/15/2014	1,290,000	1,290,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,090,000	817,500
Paxson Communications Corp., 10.75%, 7/15/2008 (e)	870,000	913,500
PEI Holding, Inc., 11.0%, 3/15/2010	1,310,000	1,526,150
Petro Stopping Centers, 9.0%, 2/15/2012	1,730,000	1,829,475

Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	425,000	460,063
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	940,000	1,026,950
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	1,655,000	1,754,300
8.875%, 5/15/2011 (e)	1,110,000	1,173,825
Renaissance Media Group LLC, 10.0%, 4/15/2008	1,110,000	1,143,300
Rent-Way, Inc., 11.875%, 6/15/2010	650,000	732,063
Restaurant Co., 11.25%, 5/15/2008	1,438,991	1,456,978
Sbarro, Inc., 11.0%, 9/15/2009 (e)	870,000	878,700
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	1,210,000	1,376,375
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,160,000	707,600
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,390,000	2,539,375
8.75%, 12/15/2011	1,755,000	1,910,756
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (e)	1,800,000	1,919,250
Toys “R” Us, Inc.:
7.375%, 10/15/2018	2,320,000	2,146,000
7.875%, 4/15/2013 (e)	850,000	843,625
True Temper Sports, Inc., 8.375%, 9/15/2011 (e)	685,000	637,050
Trump Holdings & Funding, 12.625%, 3/15/2010*	885,000	958,013
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	950,000	1,144,750
11.75%, 2/15/2013 EUR	490,000	812,559
United Auto Group, Inc., 9.625%, 3/15/2012	1,060,000	1,171,300
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,215,000	1,386,619
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	95,000	98,800
Visteon Corp.:
7.0%, 3/10/2014 (e)	1,140,000	1,088,700
8.25%, 8/1/2010 (e)	860,000	900,850
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	990,000	1,054,350

	Principal Amount ($)(c)	Value ($)
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	2,015,000	2,015,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	830,000	825,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	2,420,000	2,395,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,291,934	1,317,773
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	1,595,000	1,606,962

		86,307,049

Consumer Staples 2.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	588,000	612,255
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	580,000	590,150
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	480,000	487,200
144A, 9.75%, 8/1/2011 (e)	1,255,000	1,142,050
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	960,000	393,600
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	470,000	486,450

Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013 (e)	1,420,000	1,352,550
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	240,000	255,000
Revlon Consumer Products Corp., 9.0%, 11/1/2006	1,160,000	1,148,400
Rite Aid Corp., 11.25%, 7/1/2008 (e)	1,725,000	1,871,625
Standard Commercial Corp., 8.0%, 4/15/2012	580,000	595,950
Swift & Co., 12.5%, 1/1/2010 (e)	1,005,000	1,135,650
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	680,000	683,400
Wornick Co., 10.875%, 7/15/2011	955,000	1,036,175

		11,790,455

Energy 4.6%
Avista Corp., 9.75%, 6/1/2008	1,700,000	1,971,082
Chesapeake Energy Corp.:
6.875%, 1/15/2016	1,025,000	1,073,687
9.0%, 8/15/2012	645,000	736,913
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	445,000	442,775
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	255,000	245,438
7.125%, 5/15/2018	1,210,000	1,078,412
7.625%, 10/15/2026	405,000	351,844
144A, 9.875%, 7/15/2010	1,350,000	1,508,625
Edison Mission Energy, 7.73%, 6/15/2009	2,615,000	2,811,125
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,335,000	1,398,412
Mission Resources Corp., 9.875%, 4/1/2011	1,070,000	1,142,225
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,470,000	1,492,050
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (e)	470,000	398,913
Southern Natural Gas, 8.875%, 3/15/2010 (e)	810,000	907,200

	Principal Amount ($)(c)	Value ($)
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	635,000	633,412
8.25%, 12/15/2011	1,570,000	1,695,600
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	1,540,000	1,778,700
8.75%, 3/15/2032	820,000	941,975

		20,608,388

Financials 8.0%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	970,000	652,325
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,805,000	1,881,712
Ahold Finance USA, Inc., 6.25%, 5/1/2009	715,000	743,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	633,000	686,805
American Commercial Bank, 6.5%, 6/30/2006	1,250,000	1,281,250
AmeriCredit Corp., 9.25%, 5/1/2009	2,445,000	2,622,263
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	605,000	368,930
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	1,765,000	1,817,950
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	467,238	467,238

144A, 16.0%, 5/15/2012	476,302	523,932
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009 (e)	1,550,000	1,593,593
144A, Series 3-3, 8.0%, 12/29/2009	1,550,000	1,589,719
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	1,820,000	1,956,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,865,000	2,199,878
FINOVA Group, Inc., 7.5%, 11/15/2009	10,464,550	5,127,629
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
Level 3 Commerce Bank, Zero Coupon, 12/15/2011	1,000,000	1,032,500
LNR Property Corp., 7.625%, 7/15/2013	555,000	629,925
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	1,175,000	1,207,313
PXRE Capital Trust I, 8.85%, 2/1/2027	1,055,000	1,055,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	1,140,000	946,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	500,000	593,750
Radnor Holdings Corp., 11.0%, 3/15/2010	1,060,000	908,950
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	255,000	270,938
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,465,000	1,285,538
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	665,000	522,025
UGS Corp., 144A, 10.0%, 6/1/2012	805,000	915,688
Universal City Development, 11.75%, 4/1/2010	1,800,000	2,126,250

	Principal Amount ($)(c)	Value ($)
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	465,000	483,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	505,000	520,150

		36,011,151

Health Care 2.5%
AmeriPath, Inc., 10.5%, 4/1/2013	760,000	807,500
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,762
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	1,005,000	1,010,025
Curative Health Services, Inc., 10.75%, 5/1/2011	645,000	577,275
Encore Medical Corp., 144A, 9.75%, 10/1/2012	605,000	611,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	1,030,000	1,063,475
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	1,650,000	1,740,750
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	355,000	363,875
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	745,000	752,450
Interactive Health LLC, 144A, 8.0%, 4/1/2011	815,000	709,050
National Mentor, Inc., 144A, 9.625%, 12/1/2012	140,000	148,750
Tenet Healthcare Corp., 6.375%, 12/1/2011 (e)	3,800,000	3,524,500

		11,325,462

Industrials 11.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	960,000	1,051,200
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	980,000	1,024,100
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	3,110,000	2,923,400
AMI Semiconductor, Inc., 10.75%, 2/1/2013	323,000	379,525

Avondale Mills, Inc.:
144A, 9.00%**, 7/1/2012	1,125,000	1,012,500
10.25%, 7/1/2013	365,000	295,650
Browning-Ferris Industries:
7.4%, 9/15/2035	830,000	726,250
9.25%, 5/1/2021	485,000	516,525
Cenveo Corp., 7.875%, 12/1/2013 (e)	1,275,000	1,185,750
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	715,000	800,800
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	2,105,000	2,262,875
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	1,150,000	1,173,000
Congoleum Corp., 8.625%, 8/1/2008*	595,000	600,950
Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	1,040,000	1,014,000
Cornell Companies, Inc., 10.75%, 7/1/2012	1,360,000	1,453,500
Corrections Corp. of America, 9.875%, 5/1/2009	1,285,000	1,426,350
Dana Corp., 7.0%, 3/1/2029	1,535,000	1,531,163

	Principal Amount ($)(c)	Value ($)
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (e)	505,000	315,625
8.3%, 12/15/2029 (e)	685,000	332,225
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	215,000	215,000
Erico International Corp., 8.875%, 3/1/2012	905,000	950,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	310,000	234,825
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	1,515,000	1,499,850
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024*	315,268	788
Interface, Inc., 10.375%, 2/1/2010	445,000	511,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,615,000	1,824,950
Joy Global, Inc., Series B, 8.75%, 3/15/2012	145,000	162,400
Kansas City Southern:
7.5%, 6/15/2009	1,520,000	1,596,000
9.5%, 10/1/2008	1,735,000	1,971,394
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,170,000	2,121,175
Laidlaw International, Inc., 10.75%, 6/15/2011	1,140,000	1,330,950
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	1,980,000	1,950,300
9.25%, 6/15/2008 (e)	1,865,000	2,121,437
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	895,000	863,675
Sea Containers Ltd., 10.5%, 5/15/2012	580,000	610,450
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	1,100,000	1,100,000
Ship Finance International Ltd., 8.5%, 12/15/2013	1,275,000	1,313,250
SPX Corp.:
6.25%, 6/15/2011 (e)	400,000	422,000
7.5%, 1/1/2013	1,440,000	1,562,400
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	405,000	408,038
10.375%, 7/1/2012	1,210,000	1,355,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	1,155,000	1,193,981
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	770,000	900,900

Thermadyne Holdings Corp., 9.25%, 2/1/2014	825,000	804,375
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	1,111,500
7.0%, 2/15/2014 (e)	930,000	869,550
7.75%, 11/15/2013 (e)	580,000	568,400
Westlake Chemical Corp., 8.75%, 7/15/2011	110,000	124,300

		49,724,476

Information Technology 1.3%
Activant Solutions, Inc., 10.5%, 6/15/2011	1,075,000	1,155,625
Itron, Inc., 144A, 7.75%, 5/15/2012	705,000	717,337
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	3,055,000	2,764,775
7.25%, 7/15/2006 (e)	400,000	418,000

	Principal Amount ($)(c)	Value ($)
Spheris, Inc., 144A, 11.0%, 12/15/2012	605,000	620,125

		5,675,862

Materials 11.1%
Aqua Chemical, Inc., 11.25%, 7/1/2008	1,220,000	976,000
ARCO Chemical Co., 9.8%, 2/1/2020 (e)	4,955,000	5,648,700
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	2,765,000	1,990,800
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	1,040,000	1,128,400
Constar International, Inc., 11.0%, 12/1/2012 (e)	1,185,000	1,229,438
Dayton Superior Corp.:
10.75%, 9/15/2008	1,030,000	1,102,100
13.0%, 6/15/2009 (e)	2,350,000	2,444,000
GEO Specialty Chemicals, Inc.:
1.0%, 12/31/2009*	368,000	368,000
10.125%, 8/1/2008*	765,000	443,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	2,820,000	3,271,200
9.375%, 2/1/2013	1,320,000	1,537,800
Hercules, Inc.:
6.75%, 10/15/2029	855,000	882,788
11.125%, 11/15/2007	1,220,000	1,451,800
Hexcel Corp., 9.75%, 1/15/2009 (e)	980,000	1,019,200
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	1,225,000	1,457,750
Huntsman International LLC:
144A, 7.375%, 1/1/2015 (e)	355,000	355,888
144A, 7.5%, 1/1/2015	205,000	278,646
Huntsman LLC, 11.625%, 10/15/2010	1,610,000	1,903,825
IMC Global, Inc., 10.875%, 8/1/2013 (e)	115,000	143,750
Intermet Corp.:
144A, 1.0%, 3/31/2009	2,000,000	1,750,000
9.75%, 6/15/2009* (e)	600,000	294,000
International Steel Group, Inc., 6.5%, 4/15/2014	2,245,000	2,407,762

MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,015,000	1,030,225
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,922,000	2,123,810
144A, 13.0%, 9/30/2013	1,102,460	1,130,021
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,595,000	1,794,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013	400,000	440,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	1,975,000	1,244,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	220,000	203,225
11.125%, 9/1/2009	1,385,000	1,509,650
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	910,000	718,900
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	1,790,000	2,503,007

	Principal Amount ($)(c)	Value ($)
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	595,000	612,850
TriMas Corp., 9.875%, 6/15/2012	2,630,000	2,787,800
United States Steel LLC:
9.75%, 5/15/2010	1,254,000	1,429,560
10.75%, 8/1/2008 (e)	155,000	182,513

		49,795,733

Telecommunication Services 8.6%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	505,000	518,888
American Cellular Corp., Series B, 10.0%, 8/1/2011	3,515,000	3,014,112
American Tower Corp., 144A, 7.125%, 10/15/2012	580,000	593,050
AT&T Corp.:
9.05%, 11/15/2011	1,205,000	1,387,256
9.75%, 11/15/2031	1,170,000	1,396,688
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	4,425,000	4,480,312
Crown Castle International Corp., 9.375%, 8/1/2011	720,000	806,400
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	450,000	465,750
Dobson Communications Corp., 8.875%, 10/1/2013	1,255,000	881,637
GCI, Inc., 7.25%, 2/15/2014	840,000	840,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	610,000	638,975
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	100,000	100,750
LCI International, Inc., 7.25%, 6/15/2007	1,610,000	1,565,725
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	605,000	547,525
MCI, Inc., 8.735%, 5/1/2014	3,360,000	3,612,000
Nextel Communications, Inc., 5.95%, 3/15/2014	705,000	729,675
Nextel Partners, Inc., 8.125%, 7/1/2011	950,000	1,054,500
Northern Telecom Capital, 7.875%, 6/15/2026 (e)	865,000	856,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	2,160,000	2,411,100
Qwest Corp., 7.25%, 9/15/2025	3,390,000	3,296,775
Qwest Services Corp.:
6.95%, 6/30/2010	1,665,000	1,709,331
144A, 13.5%, 12/15/2010	1,940,000	2,332,850
144A, 14.0%, 12/15/2014	1,550,000	1,960,750

Rural Cellular Corp., 9.875%, 2/1/2010 (e)	895,000	910,662
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	405,000	341,213
Triton PCS, Inc., 8.5%, 6/1/2013	695,000	670,675
Ubiquitel Operating Co., 9.875%, 3/1/2011	190,000	213,275
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (e)	1,210,000	1,364,275
Western Wireless Corp., 9.25%, 7/15/2013	200,000	217,500

		38,917,999

Utilities 3.8%
AES Corp., 144A, 8.75%, 5/15/2013	395,000	448,819

	Principal Amount ($)(c)	Value ($)
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	765,000	854,887
144A, 10.25%, 11/15/2007	15,000	17,025
Aquila, Inc., 14.875%, 7/1/2012	405,000	567,506
Calpine Corp.:
8.25%, 8/15/2005 (e)	1,065,000	1,075,650
144A, 8.5%, 7/15/2010 (e)	1,495,000	1,281,962
CMS Energy Corp., 8.5%, 4/15/2011	150,000	170,438
DPL, Inc., 6.875%, 9/1/2011	2,795,000	3,052,509
Midwest Generation LLC, 8.75%, 5/1/2034	585,000	663,975
Mission Energy Holding Co., 13.5%, 7/15/2008	205,000	255,738
NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	385,000	393,844
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,585,000	3,907,650
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	1,115,000	1,272,494
10.0%, 10/1/2009	1,350,000	1,596,375
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,460,000	1,558,550

		17,117,422

Total Corporate Bonds (Cost $321,181,919)		327,273,997

Asset Backed 0.6%

Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,582,250

Foreign Bonds — US$ Denominated 20.1%
Consumer Discretionary 2.7%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012 (e)	810,000	850,500
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	10,000	10,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,705,000	1,926,650
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,775,000	2,041,250
Shaw Communications, Inc.:
7.2%, 12/15/2011 (e)	195,000	215,231
7.25%, 4/6/2011 (e)	730,000	804,825
8.25%, 4/11/2010	2,510,000	2,855,125
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,745,000	1,326,200
Vicap SA, 11.375%, 5/15/2007	395,000	399,938

Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	655,000	679,563
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	1,225,000	1,185,187

		12,295,144

Consumer Staples 1.0%
Burns, Philip Capital Property Ltd., 10.75%, 2/15/2011	1,055,000	1,186,875
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,913,000	2,927,565

	Principal Amount ($)(c)	Value ($)
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	375,000	391,875

		4,506,315

Energy 2.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	1,975,000	2,330,500
Luscar Coal Ltd., 9.75%, 10/15/2011	1,415,000	1,606,025
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	4,755,066	5,420,775
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	1,005,000	984,900

		10,342,200

Financials 1.0%
Conproca SA de CV, 12.0%, 6/16/2010	920,000	1,159,200
Eircom Funding, 8.25%, 8/15/2013	1,160,000	1,281,800
Mizuho Financial Group, 8.375%, 12/29/2049	590,000	646,581
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	1,375,000	1,247,812

		4,335,393

Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (e)	760,000	786,600
Elan Financial PLC, 144A, 7.75%, 11/15/2011	225,000	239,625

		1,026,225

Industrials 2.1%
CP Ships Ltd., 10.375%, 7/15/2012	1,280,000	1,476,800
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	2,480,000	2,641,200
11.75%, 6/15/2009	1,510,000	1,538,313
12.5%, 6/15/2012	1,451,000	1,694,042
LeGrand SA, 8.5%, 2/15/2025	1,235,000	1,457,300
Stena AB:
144A, 7.0%, 12/1/2016	385,000	381,150
9.625%, 12/1/2012	395,000	446,350
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	9,000

		9,644,155

Information Technology 0.6%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	1,480,000	1,465,200
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	510,000	525,300
144A, 8.0%, 12/15/2014	485,000	505,612

		2,496,112

Materials 3.6%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	955,000	981,263

Avecia Group PLC, 11.0%, 7/1/2009	2,815,000	2,899,450
Cascades, Inc.:
7.25%, 2/15/2013	1,695,000	1,796,700
144A, 7.25%, 2/15/2013	95,000	100,700
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	1,410,000	1,402,950
Citigroup Global (Severstal), 8.625%, 2/24/2009	124,000	124,508

	Principal Amount ($)(c)	Value ($)
Corp. Durango SA:
13.125%, 8/1/2006*	350,000	236,250
144A, 13.75%, 7/15/2009*	350,000	234,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	895,000	1,058,337
ISPAT Inland ULC, 9.75%, 4/1/2014	1,141,000	1,409,135
Rhodia SA, 8.875%, 6/1/2011 (e)	950,000	957,125
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	635,000	693,738
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	4,475,000	4,497,375

		16,392,031

Sovereign Bonds 1.8%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	1,500,000	1,845,000
Dominican Republic, 144A, 9.04%, 1/23/2013	510,000	422,025
Federative Republic of Brazil, 8.875%, 10/14/2019	1,545,000	1,628,430
Republic of Argentina:
11.375%, 3/15/2010*	1,980,000	673,200
Series BGL5, 11.375%, 1/30/2017*	775,000	263,500
11.375%, 6/15/2015*	475,000	160,313
11.75%, 4/7/2009*	1,340,000	455,600
Series 2031, 12.0%, 6/19/2031*	376,300	123,238
12.375%, 2/21/2012* (e)	1,205,000	406,687
Republic of Turkey:
7.25%, 3/15/2015 (e)	710,000	729,525
9.0%, 6/30/2011	440,000	502,700
9.5%, 1/15/2014	260,000	306,800
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	999	887
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	470,000	396,351

		7,914,256

Telecommunication Services 4.3%
Alestra SA de RL de CV, 8.0%, 6/30/2010	235,000	199,163
Axtel SA, 11.0%, 12/15/2013	1,440,000	1,551,600
Embratel, Series B, 11.0%, 12/15/2008	985,000	1,122,900
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	1,220,000	1,204,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	240,000	184,800
Inmarsat Finance PLC, 7.625%, 6/30/2012	1,075,000	1,118,000
Innova S. de R.L., 9.375%, 9/19/2013 (e)	755,000	858,812

INTELSAT, 6.5%, 11/1/2013	1,435,000	1,305,850
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	2,335,000	2,442,994
Mobifon Holdings BV, 12.5%, 7/31/2010	1,760,000	2,087,800
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	805,000	821,100
Nortel Networks Corp., 6.875%, 9/1/2023	1,345,000	1,264,300

	Principal Amount ($)(c)	Value ($)
Nortel Networks Ltd., 6.125%, 2/15/2006	4,165,000	4,237,887
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	880,000	871,200

		19,271,399

Utilities 0.5%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	2,690,000	2,205,800

Total Foreign Bonds — US$ Denominated (Cost $88,697,061)		90,429,030

Foreign Bonds — Non US$ Denominated 1.7%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	460,000	628,381

Industrials 0.5%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	1,375,000	1,999,796

Materials 0.6%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	995,000	1,423,457
Rhodia SA, 9.25%, 6/1/2011 EUR	865,000	1,196,327

		2,619,784

Sovereign Bonds 0.5%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	15,202,000	1,214,714
Republic of Argentina:
8.0%, 2/26/2008* EUR	775,000	310,759
Series FEB, 8.0%, 2/26/2008* EUR	560,000	222,645
10.25%, 2/6/2049* EUR	956,116	376,884
10.25%, 11/14/2049* EUR	465,276	183,403
11.25%, 4/10/2006* EUR	273,541	116,191
12.0%, 9/19/2016* EUR	35,790	14,352

		2,438,948

Total Foreign Bonds — Non US$ Denominated (Cost $6,648,149)		7,686,909

Convertible Bond 0.5%
DIMON, Inc., 6.25%, 3/31/2007	1,600,000	1,500,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	665,000	658,350
144A, Series EURO, 7.5%, 9/25/2006	85,000	84,150

Total Convertible Bond (Cost $2,209,763)		2,242,500

Common Stocks 0.0%
Catalina Restaurant Group, Inc.*	3,870	6,192
IMPSAT Fiber Networks, Inc.*	33,652	193,499

Total Common Stocks (Cost $1,938,197)		199,691

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp., 144A*	90	1
DeCrane Aircraft Holdings, Inc., 144A*	1,350	14
Destia Communications, Inc., 144A*	1,260	0
Hayes Lemmerz International, Inc.*	1,690	642
TravelCenters of America, Inc.*	280	1,400
UIH Australia Pacific, Inc.*	750	0

Total Warrants (Cost $1,583)		2,057

Preferred Stocks 0.5%
Paxson Communications Corp., 14.25%, (PIK)	199	1,462,650
TNP Enterprises, Inc., 14.5%, “D”, (PIK)	8,000	928,000

Total Preferred Stocks (Cost $2,734,260)		2,390,650

Other Investments 0.7%
Hercules Trust II, (Bond Unit)	3,680,000	3,091,200

	Shares	Value ($)
SpinCycle, Inc., “F” (Common Stock Unit)*	69	76
SpinCycle, Inc., (Common Stock Unit)*	9,913	10,904

Total Other Investments (Cost $2,667,709)		3,102,180

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $74,814,217)	74,814,217	74,814,217

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $7,191,545)	7,191,545	7,191,545

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $510,584,403) (a)	115.0	517,915,026

Other Assets and Liabilities, Net	(15.0)	(67,715,584)

Net Assets	100.0	450,199,442

Notes to Scudder High Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	595,000	USD	$441,519	$600,950
Corp. Durango SA:
	13.125	8/1/2006	350,000	USD	179,500	236,250
	13.75	7/15/2009	350,000	USD	337,395	234,500
Dyersburg Corp.	9.75	9/1/2007	1,260,000	USD	1,291,288	126

Esprit Telecom Group PLC:
	10.875	6/15/2008	800,000	USD	792,956	80
	11.5	12/15/2007	1,625,000	USD	1,628,444	163
FRD Acquisition Co.	12.5	7/15/2004	210,000	USD	0	0
GEO Specialty Chemicals, Inc.
	1	12/31/2009	368,000	USD	368,000	368,000
	10.125	8/1/2008	765,000	USD	262,225	443,700
Grupo Iusacell SA de CV	10	7/15/2004	240,000	USD	144,738	184,800
GS Technologies Operating Co., Inc.	12	9/1/2024	315,268	USD	314,686	788
Imperial Home Decor Group, Inc.	11	3/15/2008	1,050,000	USD	1,029,755	0
Intermet Corp.
	9.75	6/15/2009	600,000	USD	248,411	294,000
Oxford Automotive, Inc.	12	10/15/2010	1,975,000	USD	1,321,584	1,244,250

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Republic of Argentina:
	8	2/26/2008	775,000	EUR	224,642	310,759
	8	2/26/2008	560,000	EUR	180,836	222,645
	10.25	2/6/2049	956,116	EUR	209,225	376,884
	10.25	11/14/2049	465,276	EUR	99,469	183,403
	11.25	4/10/2006	273,541	EUR	85,600	116,191
	11.375	3/15/2010	1,980,000	USD	534,600	673,200
	11.375	1/30/2017	775,000	USD	232,985	263,500
	11.375	6/15/2015	475,000	USD	148,308	160,313
	11.75	4/7/2009	1,340,000	USD	430,150	455,600
	12	9/19/2016	35,790	EUR	8,225	7,338
	12	6/19/2031	376,300	USD	81,845	123,238
	12.375	2/21/2012	1,205,000	USD	334,939	406,687
Supercanal Holding SA	11.5	5/15/2005	100,000	USD	36,505	9,000
Trump Holdings & Funding	12.625	3/15/2010	885,000	USD	903,435	958,013

					$11,871,265	$7,874,378

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $510,755,235. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $7,159,791. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,263,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,103,517.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $73,177,211, which is 16.3% of total net assets.

(f)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK denotes that interest and dividend is paid in kind.

Currency Abbreviation
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $428,578,641) — including $73,177,211 of securities loaned	$435,909,264
Investment in Daily Assets Fund Institutional (cost $74,814,217)*	74,814,217
Investment in Scudder Cash Management QP Trust (cost $7,191,545)	7,191,545

Total investments in securities, at value (cost $510,584,403)	517,915,026

Cash	143,928
Foreign currency, at value (cost $37,247)	37,816
Receivable for investments sold	3,372,406
Interest receivable	8,856,107
Receivable for Portfolio shares sold	52,070
Other assets	13,291

Total assets	530,390,644

Liabilities
Payable upon return of securities loaned	74,814,217
Payable for investments purchased	3,215,607
Payable for Portfolio shares redeemed	553,570
Unrealized depreciation on forward foreign currency exchange contracts	884,605
Net payable on closed forward foreign currency exchange contract	343,717
Accrued management fee	232,383
Other accrued expenses and payables	147,103

Total liabilities	80,191,202

Net assets, at value	$450,199,442

Net Assets
Net assets consist of:
Undistributed net investment income	34,372,843
Net unrealized appreciation (depreciation) on:
Investments	7,330,623
Foreign currency related transactions	(867,532)
Accumulated net realized gain (loss)	(113,027,989)
Paid-in capital	522,391,497

Net assets, at value	$450,199,442

Class A
Net Asset Value, offering and redemption price per share ($393,438,214 ÷ 44,826,321 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.78

Class B
Net Asset Value, offering and redemption price per share ($56,761,228 ÷ 6,474,194 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.77

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$553,283
Interest	36,445,585
Interest — Scudder Cash Management QP Trust	119,706
Securities lending income, including income from Daily Assets Fund Institutional	124,889

Total Income	37,243,463

Expenses:
Management fee	2,547,280
Custodian fees	60,081
Distribution service fees (Class B)	116,895
Record keeping fees (Class B)	61,482
Auditing	53,376
Legal	3,356
Trustees’ fees and expenses	5,863
Reports to shareholders	134,828
Other	30,569
Total expenses, before expense reductions	3,013,730
Expense reductions	(8,909)
Total expenses, after expense reductions	3,004,821

Net investment income	34,238,642

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	9,835,203
Foreign currency related transactions	(364,967)
9,470,236
Net unrealized appreciation (depreciation) during the period on:
Investments	6,010,970
Foreign currency related transactions	(719,594)
5,291,376

Net gain (loss) on investment transactions	14,761,612

Net increase (decrease) in net assets resulting from operations	$49,000,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:
Net investment income	$34,238,642	$33,045,620
Net realized gain (loss) on investment transactions	9,470,236	(3,182,002)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,291,376	53,500,177
Net increase (decrease) in net assets resulting from operations	49,000,254	83,363,795
Distributions to shareholders from:
Net investment income
Class A	(29,352,659)	(29,871,076)
Class B	(3,056,845)	(462,410)
Portfolio share transactions:

Class A
Proceeds from shares sold	56,878,387	120,856,182
Reinvestment of distributions	29,352,659	29,871,076
Cost of shares redeemed	(119,443,412)	(117,016,053)
Net increase (decrease) in net assets from Class A share transactions	(33,212,366)	33,711,205

Class B
Proceeds from shares sold	37,277,037	36,410,776
Reinvestment of distributions	3,056,845	462,410
Cost of shares redeemed	(23,434,006)	(3,751,439)
Net increase (decrease) in net assets from Class B share transactions	16,899,876	33,121,747
Increase (decrease) in net assets	278,260	119,863,261
Net assets at beginning of period	449,921,182	330,057,921

Net assets at end of period (including undistributed net investment income of $34,372,843 and $32,285,235, respectively)	$450,199,442	$449,921,182

Other Information

Class A
Shares outstanding at beginning of period	48,977,744	44,487,776
Shares sold	6,841,589	15,606,467
Shares issued to shareholders in reinvestment of distributions	3,696,808	4,207,191
Shares redeemed	(14,689,820)	(15,323,690)
Net increase (decrease) in Portfolio shares	(4,151,423)	4,489,968

Shares outstanding at end of period	44,826,321	48,977,744

Class B
Shares outstanding at beginning of period	4,421,727	136,396
Shares sold	4,504,371	4,693,294
Shares issued to shareholders in reinvestment of distributions	384,026	65,037
Shares redeemed	(2,835,930)	(473,000)
Net increase (decrease) in Portfolio shares	2,052,467	4,285,331

Shares outstanding at end of period	6,474,194	4,421,727

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$8.43	$7.40	$8.13	$9.16	$11.46

Income (loss) from investment operations:
Net investment income[c]	.67	.67	.75	.84	1.14
Net realized and unrealized gain (loss) on investment transactions	.31	1.03	(.74)	(.59)	(2.04)
Total from investment operations	.98	1.70	.01	.25	(.90)
Less distributions from:
Net investment income	(.63)	(.67)	(.74)	(1.28)	(1.40)

Net asset value, end of period	$8.78	$8.43	$7.40	$8.13	$9.16

Total Return (%)	12.42	24.62	(.30)	2.63	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	393	413	329	335	309
Ratio of expenses (%)	.66	.67	.66	.70	.68
Ratio of net investment income (%)	8.11	8.62	10.07	9.89	11.23
Portfolio turnover rate (%)	162	165	138	77	54

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%.

Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.41	$7.39	$7.21

Income (loss) from investment operations:
Net investment income[b]	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	.32	1.03	(.13)
Total from investment operations	.96	1.67	.18
Less distributions from:
Net investment income	(.60)	(.65)	—

Net asset value, end of period	$8.77	$8.41	$7.39

Total Return (%)	12.08	24.14	2.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	37	1
Ratio of expenses (%)	1.06	1.06	.92	*
Ratio of net investment income (%)	7.71	8.23	8.78	*
Portfolio turnover rate (%)	162	165	138	**

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Income & Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (August 16, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,066.00
Expenses Paid per $1,000*	$2.91

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 8/16/04	$1,000.00
Ending Account Value 12/31/04	$1,015.95
Expenses Paid per $1,000*	$2.84

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2004), then divided by 365.

Annualized Expense Ratios	Class B
Scudder Variable Series II — Scudder Income & Growth Strategy Portfolio	.75%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Income & Growth Strategy Portfolio

Scudder Income & Growth Strategy Portfolio is one of four new fund-of-funds portfolios. Each portfolio is constructed as a strategically allocated mix of variable portfolios and managed to pursue consistent returns over time, while mitigating risk and pursuing a long-term investment objective. Scudder Income & Growth Strategy Portfolio seeks current income and, as a secondary objective, long-term growth of capital. The portfolio gained 6.60% (Class B shares, unadjusted for contract charges) from its date of inception, August 16, 2004 through December 31, 2004. Investors should keep in mind that during the start-up phase of the portfolio, it required some time to invest all the cash inflows. Because we had large cash flows, often exceeding the size of the portfolio, our allocation was heavily weighted in cash — even though we invested the cash right away every day.

Stocks performed exceptionally well in 2003, when profit margins widened because productivity accelerated but labor costs remained low (due to a soft labor market). However, equity performance was lower in 2004, due in part to rising interest rates, concerns about inflation and soaring energy prices, all of which can impact the revenue growth of companies. Performance did improve at the end of 2004 as signs of economic strength emerged and oil prices decreased. The end of uncertainty surrounding the US presidential election also helped the stock market find its footing. Specifically, the energy and materials sectors performed particularly well in 2004, while the technology, consumer staples and consumer discretionary sectors lagged behind. Going forward, profit margins are not likely to widen further, and may even narrow. As a result, we believe that returns will likely be modest. The portfolio underweighted equities relative to fixed income only in December and overweighted equities for all other months since inception. To improve diversification within the stock category, the portfolio overweighted small-cap stocks for all months since inception except December.

The Federal Reserve (“the Fed”), in attempt to prevent the economy from overheating and inflation from rising, raised interest rates five times from 12/31/03 through 12/31/04. Because bond prices typically move in the opposite direction of interest rates, bond prices fell in response. Still, bond investors seemed to be betting that the economy faces too many hurdles for the Fed to raise interest rates drastically, so the price of bonds did not fall significantly. However, it seems likely that the Fed will continue to raise interest rates, so we believe that the bull market for bonds we have experienced over the past two decades is likely over. Although, the portfolio is currently overweighting (or favoring) bonds relative to cash, these weightings may change.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio’s prospectus for specific details regarding its risk profile.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Income & Growth Strategy Portfolio

Asset Allocation	12/31/04
Fixed Income Funds	56%
Equity Funds	42%
Cash Equivalents	2%

100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Income & Growth Strategy Portfolio

	Shares	Value ($)
Equity Funds 41.5%
Scudder SVS I Global Discovery Portfolio “A”	2,729	34,847
Scudder SVS I Growth & Income Portfolio “A”	119,292	1,108,222
Scudder SVS I International Portfolio “A”	33,005	313,545
Scudder SVS II Aggressive Growth Portfolio “A”	21,800	214,513
Scudder SVS II Blue Chip Portfolio “A”	81,158	1,107,801
Scudder SVS II Dreman High Return Equity Portfolio “A”	32,888	416,031
Scudder SVS II Dreman Small Cap Value Portfolio “A”	13,051	261,804
Scudder SVS II Eagle Focused Large Cap Growth Portfolio “A”	34,748	305,432
Scudder SVS II Growth Portfolio “A”	26,381	512,049
Scudder SVS II International Select Equity Portfolio “A”	15,792	188,085
Scudder SVS II Large Cap Value Portfolio “A”	33,792	533,568
Scudder SVS II MFS Strategic Value Portfolio “A”	20,224	242,682
Scudder SVS II Small Cap Growth Portfolio “A”	22,974	289,246

	Shares	Value ($)
Scudder VIT Real Estate Portfolio “A”	8,077	131,904

Total Equity Funds (Cost $5,291,079)		5,659,729

Fixed Income Funds 55.8%
Scudder SVS II Fixed Income Portfolio “A”	521,556	6,295,184
Scudder SVS II Government and Agency Securities Portfolio “A”	71,917	902,553
Scudder SVS II High Income Portfolio “A”	42,526	373,376
Scudder SVS II Strategic Income Portfolio “A”	2,770	33,932

Total Fixed Income Funds (Cost $7,539,134)		7,605,045

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $348,360)	348,360	348,360

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,178,573) (a)	99.9	13,613,134

Other Assets and Liabilities, Net	0.1	8,900

Net Assets	100.0	13,622,034

Notes to Scudder Income & Growth Strategy Portfolio of Investments

(a)	The cost for federal income tax purposes was $13,178,573. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $434,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $434,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $12,830,213)	$13,264,774
Investment in Scudder Cash Management QP Trust (cost $348,360)	348,360

Total investments in securities, at value (cost $13,178,573)	13,613,134

Interest receivable	544
Receivable for Portfolio shares sold	11,710
Due from Advisor	26,510
Other assets	122

Total assets	13,652,020

Liabilities
Payable for Portfolio shares redeemed	708
Other accrued expenses and payables	29,278

Total liabilities	29,986

Net assets, at value	$13,622,034

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	434,561
Accumulated net realized gain (loss)	33,651
Paid-in capital	13,153,822

Net assets, at value	$13,622,034

Class B Shares
Net asset value, offering and redemption price per share ($13,622,034 ÷ 1,277,644 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.66

Statement of Operations

for the period ended December 31, 2004

Investment Income
Income:
Interest — Scudder Cash Management QP Trust	$2,050

Total Income	2,050

Expenses:
Management fee	3,818
Custodian and accounting fees	31,927
Distribution service fees (Class B)	6,354
Record keeping fees (Class B)	3,813
Auditing	24,001
Legal	1,077
Trustees’ fees and expenses	477
Reports to shareholders	3,011
Offering costs	1,011
Other	528

Total expenses, before expense reductions	76,017

Expense reductions	(56,748)
Total expenses, after expense reductions	19,269

Net investment income (loss)	(17,219)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	49,859
Net unrealized appreciation (depreciation) during the period on investments	434,561

Net gain (loss) on investment transactions	484,420

Net increase (decrease) in net assets resulting from operations	$467,201

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$(17,219)
Net realized gain (loss) on investment transactions	49,859
Net unrealized appreciation (depreciation) on investment transactions during the period	434,561
Net increase (decrease) in net assets resulting from operations	467,201
Portfolio share transactions:

Class B
Proceeds from shares sold	13,456,607
Cost of shares redeemed	(301,774)
Increase (decrease) in net assets	13,154,833
Net assets at beginning of period	—

Net assets at end of period	$13,622,034

Other Information

Class B
Shares outstanding at beginning of period	—
Shares sold	1,306,747
Shares redeemed	(29,103)
Net increase (decrease) in Portfolio shares	1,277,644

Shares outstanding at end of period	1,277,644

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

Selected Per Share Data	2004[a]
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:	(.03)
Net investment income (loss)[b]
Net realized and unrealized gain (loss) on investment transactions	.69
Total from investment operations	.66

Net asset value, end of period	$10.66

Total Return (%)[c]	6.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.96	*
Ratio of expenses after expense reductions (%)	.75	*
Ratio of net investment income (%)	(.67	)*
Portfolio turnover rate (%)	18	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder International Select Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder International Select Equity Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder International Select Equity Portfolio — Class A ☐ MSCI EAFE + EM Index

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder International Select Equity Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,825	$13,282	$7,981	$18,408
	Average annual total return	18.25%	9.92%	-4.41%	6.29%
MSCI EAFE + EM Index	Growth of $10,000	$12,126	$14,544	$9,853	$17,726
	Average annual total return	21.26%	13.30%	-.30%	5.89%

Scudder International Select Equity Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,784	$13,485
	Average annual total return			17.84%	12.69%
MSCI EAFE + EM Index	Growth of $10,000			$12,126	$14,687
	Average annual total return			21.26%	16.62%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder International Select Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,158.60	$1,156.80
Expenses Paid per $1,000*	$4.94	$6.83

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.62	$1,018.87
Expenses Paid per $1,000*	$4.63	$6.40

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder International Select Equity Portfolio	.91%	1.26%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder International Select Equity Portfolio

Continued strength in corporate earnings and worldwide economic growth provided a positive underpinning for international equities in 2004. For US investors, the rising value of foreign currencies in relation to the dollar provided an additional boost to performance. The Class A shares of the portfolio produced a positive absolute return of 18.25% (Class A shares, unadjusted for contract charges) during the year ended December 31, 2004, but lagged the 21.26% return of the MSCI EAFE Plus EM Index.

Performance was helped by strong stock selection in the materials, energy and information technology sectors. Materials and energy delivered robust returns, as commodities exporters in those sectors benefited from their exposure to China’s growth. Examples include the materials companies POSCO (Korea) (1.2% of net assets as of December 31) and BHP Billiton PLC (United Kingdom) (.97% of net assets), and the energy companies Eni SpA (Italy) (2.9% of net assets) and Total S.A. (France) (3.2% of net assets%). Performance was hurt by exposure to sectors that are sensitive to rising energy and input costs, such as the industrials stock A.P. Moller Maersk*, which was unable to pass on higher transport costs to customers; and consumer staples companies such as Nestle S.A. and Henckel*, whose margins were also pressured by rising input costs and heightened competition.

We continue to emphasize companies with pricing power. In an environment of slow to moderate demand growth, the ability to raise prices will enable companies to maintain their profit margins even if input costs increase. In addition, we continue to look for opportunities to invest in companies positioned to take advantage of the burgeoning consumer sector in Asia.

Alex Tedder

Lead Portfolio Manager

Matthias Knerr

Sangita Uberoi

Managers

Deutsche Asset Management Investment Services Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder International Select Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	96%
Cash Equivalents	1%	2%
Preferred Stocks	—	2%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Continental Europe	51%	50%
Japan	19%	22%
United Kingdom	18%	23%
Asia (excluding Japan)	12%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	27%	25%
Consumer Discretionary	14%	18%
Industrials	13%	10%
Energy	10%	7%
Telecommunication Services	8%	8%
Information Technology	8%	6%
Health Care	8%	8%
Materials	5%	7%
Consumer Staples	4%	7%
Utilities	3%	4%

	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder International Select Equity Portfolio

	Shares	Value ($)
Common Stocks 95.7%
Belgium 2.0%
Belgacom SA* (Cost $3,863,300)	108,000	4,668,207

China 1.7%
PetroChina Co., Ltd. “H” (Cost $3,606,829)	7,467,670	3,987,138

France 7.7%
Christian Dior SA	48,900	3,326,689
Credit Agricole SA	159,709	4,819,274
Total SA	33,461	7,308,934
Vinci SA (d)	17,300	2,323,284

(Cost $12,687,700)		17,778,181

Germany 10.6%
Adidas-Salomon AG	30,200	4,874,609
E.ON AG	65,400	5,961,294
Hypo Real Estate Holdings AG*	119,200	4,941,688
Metro AG	97,063	5,341,961
Siemens AG	39,900	3,383,121

(Cost $16,029,706)		24,502,673

Greece 2.3%
Alpha Bank AE (Cost $4,010,044)	153,600	5,357,314

Hong Kong 2.0%
Swire Pacific Ltd. “A” (Cost $3,859,366)	545,831	4,564,568

India 1.6%
State Bank of India (GDR) (Cost $2,998,549)	99,566	3,634,159

Ireland 2.2%
CRH PLC (Cost $3,172,767)	191,458	5,126,713

Italy 3.0%
Eni SpA (Cost $4,061,818)	271,560	6,799,151

Japan 18.6%
Canon, Inc.	97,800	5,277,974
Credit Saison Co., Ltd.	130,400	4,746,677
Daito Trust Construction Co., Ltd.	107,900	5,128,067
KDDI Corp.	400	2,154,777
Kirin Brewery Co., Ltd.	465,900	4,587,617
Millea Holdings, Inc.	250	3,708,402
Mitsubishi Corp.	417,000	5,387,996
SMC Corp.	36,800	4,212,589
Toyota Motor Corp.	130,200	5,298,468
Trend Micro, Inc.	42,000	2,266,615

(Cost $31,971,638)		42,769,182

Korea 3.8%
POSCO (ADR) (d)	64,100	2,854,373
Samsung Electronics Co., Ltd. (GDR), 144A	26,940	5,899,860

(Cost $8,345,830)		8,754,233

	Shares	Value ($)
Netherlands 6.8%
European Aeronautic Defense & Space Co.	125,800	3,657,553
ING Groep NV	245,255	7,420,656
TPG NV	166,700	4,527,207

(Cost $12,495,804)		15,605,416

Singapore 2.0%
DBS Group Holdings Ltd. (Cost $4,078,758)	471,315	4,648,476

Spain 6.8%
Indra Sistemas SA	303,000	5,176,988
Industria de Diseno Textil SA	149,400	4,406,660
Telefonica SA	322,630	6,078,091

(Cost $11,357,163)		15,661,739

Switzerland 7.7%
Credit Suisse Group	166,500	6,999,121
Nestle SA (Registered)	16,566	4,334,170
Roche Holding AG	56,280	6,478,807

(Cost $14,154,265)		17,812,098

United Kingdom 16.9%
BHP Billiton PLC	191,550	2,245,158
Centrica PLC	717,600	3,254,867
GlaxoSmithKline PLC	253,600	5,949,760
HSBC Holdings PLC	315,200	5,319,295
Royal Bank of Scotland Group PLC	116,485	3,918,168
Smith & Nephew PLC	428,088	4,380,657
Trinity Mirror PLC	324,893	3,967,130
Vodafone Group PLC	2,192,721	5,946,355
WPP Group PLC	364,600	4,010,979

(Cost $31,606,411)		38,992,369

Total Common Stocks (Cost $168,299,949)		220,661,617

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $4,791,625)	4,791,625	4,791,625

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $2,321,041)	2,321,041	2,321,041

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $175,412,615) (a)	98.8	227,774,283

Other Assets and Liabilities, Net	1.2	2,795,917

Net Assets	100.0	230,570,200

Notes to Scudder International Select Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $178,972,673. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $48,801,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,317,375 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $515,765.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $4,614,982, which is 2.0% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $168,299,949) — including $4,614,982 of securities loaned	$220,661,617
Investment in Daily Assets Fund Institutional (cost $4,791,625)*	4,791,625
Investment in Scudder Cash Management QP Trust (cost $2,321,041)	2,321,041

Total investments in securities, at value (cost $175,412,615)	227,774,283

Foreign currency, at value (cost $7,387,345)	7,539,201
Dividends receivable	401,534
Interest receivable	12,042
Receivable for Portfolio shares sold	30,778
Foreign taxes recoverable	187,731
Other assets	6,336

Total assets	235,951,905

Liabilities
Payable for Portfolio shares redeemed	321,835
Payable upon return of securities loaned	4,791,625
Accrued management fee	158,073
Other accrued expenses and payables	110,172

Total liabilities	5,381,705

Net assets, at value	$230,570,200

Net Assets
Net assets consist of:
Undistributed net investment income	3,173,342
Net unrealized appreciation (depreciation) on:
Investments	52,361,668
Foreign currency related transactions	203,574
Accumulated net realized gain (loss)	(50,261,752)
Paid-in capital	225,093,368

Net assets, at value	$230,570,200

Class A
Net Asset Value, offering and redemption price per share ($183,974,883 ÷ 15,442,740 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.91

Class B
Net Asset Value, offering and redemption price per share ($46,595,317 ÷ 3,923,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.88

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $537,188)	$4,438,156
Interest — Scudder Cash Management QP Trust	25,694
Securities lending income, including income from Daily Assets Fund Institutional	136,674

Total Income	4,600,524

Expenses:
Management fee	1,393,551
Custodian fees	146,550
Distribution service fees (Class B)	78,650
Record keeping fees (Class B)	39,095
Auditing	61,780
Legal	22,220
Trustees’ fees and expenses	7,780
Reports to shareholders	27,484
Other	8,912

Total expenses, before expense reduction	1,786,022

Expense reduction	(2,084)

Total expenses, after expense reduction	1,783,938

Net investment income (loss)	2,816,586

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	10,217,608
Foreign currency related transactions	436,300
10,653,908
Net unrealized appreciation (depreciation) during the period on:
Investments	20,416,088
Foreign currency related transactions	98,838
20,514,926

Net gain (loss) on investment transactions	31,168,834

Net increase (decrease) in net assets resulting from operations	$33,985,420

The accompanying notes are an integral part of the financial statements.

*	Represents collateral on securities loaned.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$2,816,586	$1,470,136
Net realized gain (loss) on investment transactions	10,653,908	(2,277,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	20,514,926	36,999,340
Net increase (decrease) in net assets resulting from operations	33,985,420	36,191,996
Distributions to shareholders from:
Net investment income
Class A	(1,616,136)	(1,518,587)
Class B	(162,336)	(31,424)
Portfolio share transactions:

Class A
Proceeds from shares sold	40,441,379	34,706,923
Reinvestment of distributions	1,616,136	1,518,587
Cost of shares redeemed	(30,593,940)	(40,601,242)
Net increase (decrease) in net assets from Class A share transactions	11,463,575	(4,375,732)

Class B
Proceeds from shares sold	25,663,873	16,228,216
Reinvestment of distributions	162,336	31,424
Cost of shares redeemed	(3,432,245)	(2,025,107)
Net increase (decrease) in net assets from Class B share transactions	22,393,964	14,234,533
Increase (decrease) in net assets	66,064,487	44,500,786
Net assets at beginning of period	164,505,713	120,004,927

Net assets at end of period (including undistributed net investment income of $3,173,342 and $1,698,928, respectively)	$230,570,200	$164,505,713

Other Information
Class A
Shares outstanding at beginning of period	14,404,846	15,029,877
Shares sold	3,811,740	4,153,733
Shares issued to shareholders in reinvestment of distributions	154,506	216,015
Shares redeemed	(2,928,352)	(4,994,779)
Net increase (decrease) in Portfolio shares	1,037,894	(625,031)

Shares outstanding at end of period	15,442,740	14,404,846

Class B
Shares outstanding at beginning of period	1,760,419	48,435
Shares sold	2,466,794	1,925,484
Shares issued to shareholders in reinvestment of distributions	15,520	4,470
Shares redeemed	(319,529)	(217,970)
Net increase (decrease) in Portfolio shares	2,162,785	1,711,984

Shares outstanding at end of period	3,923,204	1,760,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$10.18	$7.96	$9.24	$14.73	$21.45

Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.10	.12	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.67	2.23	(1.36)	(3.46)	(3.90)
Total from investment operations	1.84	2.33	(1.24)	(3.41)	(3.82)
Less distributions from:
Net investment income	(.11)	(.11)	(.04)	(.10)	—
Net realized gains on investment transactions	—	—	—	(1.98)	(2.90)
Total distributions	(.11)	(.11)	(.04)	(2.08)	(2.90)

Net asset value, end of period	$11.91	$10.18	$7.96	$9.24	$14.73

Total Return (%)	18.25	29.83	(13.48)	(24.43)	(20.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	147	120	121	179
Ratio of expenses (%)	.89	.94	.85	.92	.84
Ratio of net investment income (loss) (%)	1.58	1.17	1.46	.44	.47
Portfolio turnover rate (%)	88	139	190	145	87

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.15	$7.94	$8.98

Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.67	2.24	(1.06)
Total from investment operations	1.80	2.30	(1.04)
Less distributions from:
Net investment income	(.07)	(.09)	—
Total distributions	(.07)	(.09)	—

Net asset value, end of period	$11.88	$10.15	$7.94

Total Return (%)	17.84	29.42	(11.58	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	18	.4
Ratio of expenses (%)	1.28	1.33	1.11	*
Ratio of net investment income (loss) (%)	1.19	.78	.54	*
Portfolio turnover rate (%)	88	139	190

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Large Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Large Cap Value Portfolio from 5/1/1996 to 12/31/2004

☐ Scudder Large Cap Value Portfolio — Class A

☐ Russell 1000 Value Index
The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results
Scudder Large Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,007	$12,408	$14,678	$24,051
	Average annual total return	10.07%	7.46%	7.98%	10.65%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,929	$24,879
	Average annual total return	16.49%	8.57%	5.27%	11.09%

Scudder Large Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,965	$12,746
	Average annual total return			9.65%	10.18%
Russell 1000 Value Index	Growth of $10,000			$11,649	$13,438
	Average annual total return			16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Large Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,073.40	$1,071.30
Expenses Paid per $1,000*	$4.17	$6.10

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.18	$1,019.31
Expenses Paid per $1,000*	$4.06	$5.95

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A		Class B
Scudder Variable Series II — Scudder Large Cap Value Portfolio	.8	0%	1.1	7%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Large Cap Value Portfolio

Scudder Large Cap Value Portfolio (Class A shares, unadjusted for contract charges) posted a total return of 10.07% for the 12-month period ended December 31, 2004. By comparison the Russell 1000 Value Index returned 16.49%, while the broad market, as measured by the Standard & Poor’s 500 (S&P 500), gained 10.88%.

We attribute the variance between our return and that of the Russell 1000 Value Index to the portfolio’s high-quality stocks, which typically fall under the larger market capitalizations within the index. These were precisely the stocks that underperformed within the Russell 1000 Value Index, while stocks with smaller market caps and lower-quality ratings rallied. However, our strategy, we believe, provides an opportunity to add value over the long term.

The portfolio benefited from its underweight position and stock selection in consumer discretionary stocks, which helped relative performance as investors moved away from these typically economically-sensitive stocks. An overweight position in materials also helped as this sector posted relatively strong returns.

An overweight in information technology hurt performance as some investors sold on the belief that the solid economy and capital expenditure trends might reverse in the near term. An overweight position in health care — primarily pharmaceutical stocks — also hurt performance as these stocks struggled when some major drugs were recalled due to health concerns.

We’re pleased with the portfolio, which comprises solid companies with projected earnings growth that is faster than that of the market, valuations that are lower than the market’s and current dividend income that is materially higher.

Thomas F. Sassi

Lead Manager

Steve Scrudato

Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Large Cap Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	94%
Cash Equivalents	1%	6%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	31%	32%
Information Technology	15%	12%
Health Care	11%	14%
Industrials	11%	12%
Consumer Discretionary	9%	6%
Energy	7%	8%
Consumer Staples	7%	5%
Materials	7%	8%
Telecommunication Services	1%	2%
Utilities	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Large Cap Value Portfolio

	Shares	Value ($)
Common Stocks 98.6%
Consumer Discretionary 9.1%
Hotels Restaurants & Leisure 1.1%
McDonald’s Corp.	108,400	3,475,304

Multiline Retail 3.1%
Family Dollar Stores, Inc.	178,300	5,568,309
The May Department Stores Co.(c)	142,200	4,180,680

		9,748,989

Specialty Retail 4.9%
Limited Brands	182,100	4,191,942
Lowe’s Companies, Inc.	116,700	6,720,753
Sherwin-Williams Co.	99,000	4,418,370

		15,331,065

Consumer Staples 6.8%
Food Products 5.1%
ConAgra Foods, Inc.	140,500	4,137,725
General Mills, Inc.	135,000	6,710,850
Sara Lee Corp.	214,200	5,170,788

		16,019,363

Household Products 1.7%
Kimberly-Clark Corp.	80,000	5,264,800

Energy 7.3%
Oil & Gas
BP PLC (ADR)	61,344	3,582,489
ChevronTexaco Corp.	55,100	2,893,301
ConocoPhillips	25,000	2,170,750
ExxonMobil Corp.	184,000	9,431,840
Royal Dutch Petroleum Co. (NY Shares)	86,000	4,934,680

		23,013,060

Financials 30.1%
Banks 15.1%
AmSouth Bancorp.	179,300	4,643,870
Bank of America Corp.	229,226	10,771,330
BB&T Corp.	74,600	3,136,930
National City Corp.	133,500	5,012,925
PNC Financial Services Group	144,200	8,282,848
SunTrust Banks, Inc. (c)	51,400	3,797,432
US Bancorp.	177,600	5,562,432
Wachovia Corp.	118,500	6,233,100

		47,440,867

Capital Markets 4.2%
Bear Stearns Companies, Inc.	42,400	4,337,944
Merrill Lynch & Co., Inc.	96,700	5,779,759
Morgan Stanley	55,000	3,053,600

		13,171,303

Diversified Financial Services 8.9%
Citigroup, Inc.	234,700	11,307,846
Fannie Mae	43,400	3,090,514
Freddie Mac	44,400	3,272,280

	Shares	Value ($)
JPMorgan Chase & Co.	264,700	10,325,947

		27,996,587

Insurance 1.9%
Allstate Corp.	31,100	1,608,492
American International Group, Inc.	68,800	4,518,096

		6,126,588

Health Care 11.3%
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	219,500	7,581,530
Waters Corp.*	16,600	776,714

		8,358,244

Pharmaceuticals 8.6%
Abbott Laboratories	121,100	5,649,315
Bristol-Myers Squibb Co.	289,900	7,427,238
Johnson & Johnson	71,700	4,547,214
Pfizer, Inc.	161,900	4,353,491
Wyeth	119,000	5,068,210

		27,045,468

Industrials 10.8%
Aerospace & Defense 2.4%
Honeywell International, Inc.	215,700	7,637,937

Commercial Services & Supplies 2.0%
Avery Dennison Corp.	75,500	4,527,735
Pitney Bowes, Inc.	35,400	1,638,312

		6,166,047

Electrical Equipment 1.1%
Emerson Electric Co.	48,200	3,378,820

Industrial Conglomerates 5.3%
General Electric Co.	296,500	10,822,250
Textron, Inc.	81,600	6,022,080

		16,844,330

Information Technology 14.8%
Communications Equipment 1.8%
Nokia Oyj (ADR)	360,500	5,649,035

Computers & Peripherals 3.6%
Hewlett-Packard Co.	253,797	5,322,123
International Business Machines Corp.	60,800	5,993,664

		11,315,787

IT Consulting & Services 2.3%
Automatic Data Processing, Inc.	165,700	7,348,795

Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.*	271,000	4,634,100
Intel Corp. (c)	332,800	7,784,192
Texas Instruments, Inc.	200,400	4,933,848

		17,352,140

Software 1.6%
Microsoft Corp.	188,900	5,045,519

	Shares	Value ($)
Materials 6.7%
Chemicals 2.7%
Air Products & Chemicals, Inc.	107,400	6,225,978
Dow Chemical Co.	45,100	2,232,901

		8,458,879

Containers & Packaging 2.4%
Sonoco Products Co.	249,200	7,388,780

Metals & Mining 1.6%
Alcoa, Inc.	162,800	5,115,176

Telecommunication Services 0.9%
Diversified Telecommunication Services
SBC Communications, Inc.	114,000	2,937,780

Utilities 0.8%
Electric Utilities
Progress Energy, Inc.	53,300	2,411,292

Total Common Stocks (Cost $259,732,207)		310,041,955

	Shares	Value ($)
Securities Lending Collateral 2.9%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $9,143,450)	9,143,450	9,143,450

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,407,148)	3,407,148	3,407,148

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $272,282,805) (a)	102.6	322,592,553

Other Assets and Liabilities, Net	(2.6)	(8,269,795)

Net Assets	100.0	314,322,758

Notes to Scudder Large Cap Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $274,462,734. At December 31, 2004, net realized appreciation for all securities based on tax cost was $48,129,819. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,855,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,726,002.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $8,940,036, which is 2.8% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $259,732,207) — including $8,940,036 of securities loaned	$310,041,955
Investment in Daily Assets Fund Institutional (cost $9,143,450)*	9,143,450
Investment in Scudder Cash Management QP Trust (cost $3,407,148)	3,407,148

Total investments in securities, at value (cost $272,282,805)	322,592,553

Cash	121,117
Receivable for investments sold	1,165,433
Dividends receivable	724,356
Interest receivable	14,821
Receivable for Portfolio shares sold	66,955
Other assets	8,824

Total assets	324,694,059

Liabilities
Payable for investments purchased	741,948
Payable upon return of securities loaned	9,143,450
Payable for Portfolio shares redeemed	197,898
Accrued management fee	207,442
Other accrued expenses and payables	80,563

Total liabilities	10,371,301

Net assets, at value	$314,322,758

Net Assets
Net assets consist of:
Undistributed net investment income	$5,206,284
Net unrealized appreciation (depreciation) on investments	50,309,748
Accumulated net realized gain (loss)	(26,565,978)
Paid-in capital	285,372,704

Net assets, at value	$314,322,758

Class A
Net Asset Value, offering and redemption price per share ($273,951,365 ÷ 17,350,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.79

Class B
Net Asset Value, offering and redemption price per share ($40,371,393 ÷ 2,560,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.77

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $27,291)	$7,627,184
Interest — Scudder Cash Management QP Trust	170,328
Securities lending income, including income from Daily Assets Fund Institutional	10,990
Total Income	7,808,502
Expenses:
Management fee	2,219,930
Custodian fees	20,665
Distribution service fees (Class B)	81,071
Record keeping fees (Class B)	40,979
Auditing	53,447
Legal	18,839
Reports to shareholders	45,575
Other	7,225
Total expenses, before expense reductions	2,487,731
Expense reductions	(3,034)
Total expenses, after expense reductions	2,484,697

Net investment income (loss)	5,323,805

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	13,617,082
Net unrealized appreciation (depreciation) during the period on investments	9,876,005

Net gain (loss) on investment transactions	23,493,087

Net increase (decrease) in net assets resulting from operations	$28,816,892

The accompanying notes are an integral part of the financial statements.

*	Represents collateral on securities loaned.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:
Net investment income (loss)	$5,323,805	$4,449,706
Net realized gain (loss) on investment transactions	13,617,082	(2,062,532)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,876,005	64,744,276
Net increase (decrease) in net assets resulting from operations	28,816,892	67,131,450
Distributions to shareholders from:
Net investment income	(4,099,698)	(4,338,949)
Class A
Class B	(305,336)	(34,467)
Portfolio share transactions:

Class A
Proceeds from shares sold	26,091,725	21,484,093
Reinvestment of distributions	4,099,698	4,338,949
Cost of shares redeemed	(40,278,155)	(38,394,030)
Net increase (decrease) in net assets from Class A share transactions	(10,086,732)	(12,570,988)

Class B
Proceeds from shares sold	22,917,145	15,038,872
Reinvestment of distributions	305,336	34,467
Cost of shares redeemed	(3,736,209)	(130,010)
Net increase (decrease) in net assets from Class B share transactions	19,486,272	14,943,329
Increase (decrease) in net assets	33,811,398	65,130,375
Net assets at beginning of period	280,511,360	215,380,985

Net assets at end of period (including undistributed net investment income of $5,206,284 and $4,287,513, respectively)	$314,322,758	$280,511,360

Other Information

Class A
Shares outstanding at beginning of period	18,033,776	19,122,645
Shares sold	1,766,310	1,748,402
Shares issued to shareholders in reinvestment of distributions	282,738	417,608
Shares redeemed	(2,732,644)	(3,254,879)
Net increase (decrease) in Portfolio shares	(683,596)	(1,088,869)

Shares outstanding at end of period	17,350,180	18,033,776

Class B
Shares outstanding at beginning of period	1,221,656	44,927
Shares sold	1,563,652	1,182,972
Shares issued to shareholders in reinvestment of distributions	21,029	3,314
Shares redeemed	(246,321)	(9,557)
Net increase (decrease) in Portfolio shares	1,338,360	1,176,729

Shares outstanding at end of period	2,560,016	1,221,656

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$14.57	$11.24	$13.40	$13.40	$14.70

Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.24	.23	.23	.30
Net realized and unrealized gain (loss) on investment transactions	1.18	3.33	(2.20)	.01	1.40
Total from investment operations	1.45	3.57	(1.97)	.24	1.70
Less distributions from:
Net investment income	(.23)	(.24)	(.19)	(.24)	(.40)
Net realized gains on investment transactions	—	—	—	—	(2.60)

Total distributions	(.23)	(.24)	(.19)	(.24)	(3.00)

Net asset value, end of period	$15.79	$14.57	$11.24	$13.40	$13.40

Total Return (%)	10.07	32.60	(14.98)	1.87	16.13

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	274	263	215	257	219
Ratio of expenses (%)	.80	.80	.79	.79	.80
Ratio of net investment income (loss) (%)	1.84	1.94	1.84	1.75	2.55
Portfolio turnover rate (%)	40	58	84	72	56

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$14.55	$11.23	$12.77

Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	1.17	3.35	(1.69)

Total from investment operations	1.39	3.53	(1.54)

Less distributions from:
Net investment income	(.17)	(.21)	—

Net asset value, end of period	$15.77	$14.55	$11.23

Total Return (%)	9.65	32.19	(12.06	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	18	.5
Ratio of expenses (%)	1.18	1.19	1.04	*
Ratio of net investment income (loss) (%)	1.46	1.55	2.74	*
Portfolio turnover rate (%)	40	58	84	**

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Mercury Large Cap Core Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,039.00	$1,039.00
Expenses Paid per $1,000*	$1.28	$1.54

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,005.05	$1,004.79
Expenses Paid per $1,000*	$1.26	$1.51

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Mercury Large Cap Core Portfolio	1.12%	1.11%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Mercury Large Cap Core Portfolio

The portfolio gained 3.90% (Class A shares, unadjusted for contract charges) from its date of inception, November 15, 2004, through December 31, 2004, while its benchmark, the Russell 1000 Index, returned 3.01% for the same period.

Security selection in the consumer discretionary sector detracted from the relative return. President Bush’s re-election in November sparked a rally in nearly all sectors. The more notable run-ups were among health-care providers and insurers, fueled by the perception that the Bush administration — compared to a possible Kerry presidency — would foster a more favorable regulatory environment. As a result, the portfolio’s overweight in health care benefited performance. The fund’s overweight in consumer discretionary and absence of positions in telecommunication services also proved beneficial.

Only three of the portfolio’s 10 largest holdings contributed positively to its relative performance during the period: Prudential Financial, Inc., Motorola, Inc. and General Electric Co. Our position in Pfizer, Inc. had a slightly negative effect on the comparative performance, while the relative returns of Costco Wholesale Corp., Microsoft Corp., ConocoPhillips, Exxon Mobil Corp., ChevronTexaco Corp. and Johnson & Johnson were virtually flat.

The portfolio currently emphasizes a pro-cyclical approach to the economy because we believe that, for now, economic and earnings growth will be reasonably strong. Accordingly, the portfolio’s largest overweights versus the benchmarks are IT, consumer discretionary, materials and energy, while the largest underweights are telecommunication services, consumer staples and financial services.

Bob Doll, CFA, CPA

Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar

Dan Hansen Gregory Brunk

Portfolio Managers

Fund Asset Management L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Mercury Large Cap Core Portfolio

Asset Allocation	12/31/04
Common Stocks	99%
Cash Equivalents	1%

100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04
Information Technology	24%
Consumer Discretionary	18%
Health Care	12%
Financials	12%
Energy	11%
Industrials	8%
Materials	8%
Consumer Staples	4%
Utilities	3%

100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Mercury Large Cap Core Portfolio

	Shares	Value ($)
Common Stocks 96.1%
Consumer Discretionary 17.6%
Hotels Restaurants & Leisure 1.0%
McDonald’s Corp.	490	15,709

Household Durables 3.6%

Black & Decker Corp.	130	11,483
Harman International Industries, Inc.	120	15,240
NVR, Inc.*	20	15,388
The Stanley Works	285	13,962

		56,073

Leisure Equipment & Products 0.9%
Eastman Kodak Co.	435	14,029

Media 0.5%
Getty Images, Inc.*	115	7,918

Multiline Retail 2.9%
Dillard’s, Inc. “A”	475	12,763
J.C. Penny Co., Inc.	405	16,767
Nordstrom, Inc.	350	16,356

		45,886

Specialty Retail 8.7%
Abercrombie & Fitch Co. “A”	335	15,728
American Eagle Outfitters, Inc.	350	16,485
Circuit City Stores, Inc.	880	13,763
Claire’s Stores, Inc.	245	5,206
Limited Brands	655	15,078
Michaels Stores, Inc.	370	11,089
PETsMART, Inc.	390	13,857
Staples, Inc.	510	17,192
The Gap, Inc.	625	13,200
Urban Outfitters, Inc.*	320	14,208

		135,806

Consumer Staples 3.4%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	365	17,670
Wal-Mart Stores, Inc.	35	2,377

		20,047

Food Products 1.9%
Archer-Daniels-Midland Co.	740	16,509
Tyson Foods, Inc. “A”	740	13,616

		30,125

Household Products 0.2%
Procter & Gamble Co.	55	3,029

Energy 11.1%
Oil & Gas
Amerada Hess Corp.	170	14,005
Anadarko Petroleum Corp.	115	7,453
Ashland, Inc.	170	9,925
Burlington Resources, Inc.	400	17,400
ChevronTexaco Corp.	560	29,406
ConocoPhillips	260	22,576
Devon Energy Corp.	85	3,308

ExxonMobil Corp.	525	26,911
Occidental Petroleum Corp.	165	9,629

	Shares	Value ($)
Sunoco, Inc.	185	15,116
Valero Energy Corp.	370	16,798

		172,527

Financials 11.1%
Banks 0.6%
Bank of America Corp.	190	8,928

Capital Markets 0.5%
E*TRADE Financial Corp.*	530	7,924

Diversified Financial Services 1.7%
Citigroup, Inc.	335	16,140
Countrywide Financial Corp.	180	6,662
JPMorgan Chase & Co.	85	3,316

		26,118

Insurance 8.3%
Allstate Corp.	305	15,775
American International Group, Inc.	65	4,268
Chubb Corp.	215	16,533
Hartford Financial Services Group, Inc.	70	4,852
Lincoln National Corp.	325	15,171
Loews Corp.	215	15,114
MetLife, Inc.	105	4,254
Prudential Financial, Inc.	365	20,060
Safeco Corp.	305	15,933
UnumProvident Corp.	740	13,276
W.R. Berkley Corp.	105	4,953

		130,189

Health Care 11.7%
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.	35	2,256
Becton, Dickinson & Co.	185	10,508

		12,764

Health Care Providers & Services 5.1%
Aetna, Inc.	135	16,841
CIGNA Corp.	200	16,314
Humana, Inc.*	540	16,033
Laboratory Corp. of America Holdings*	300	14,946
PacifiCare Health Systems, Inc.*	275	15,543

		79,677

Pharmaceuticals 5.8%
Celgene Corp.*	475	12,602
Johnson & Johnson	605	38,369
Pfizer, Inc.	1,445	38,856

		89,827

Industrials 7.6%
Aerospace & Defense 1.2%
Boeing Co.	140	7,248
General Dynamics Corp.	80	8,368
Goodrich Corp.	100	3,264

		18,880

Air Freight & Logistics 0.8%
FedEx Corp.	45	4,432
Ryder System, Inc.	170	8,121

		12,553

	Shares	Value ($)
Commercial Services & Supplies 0.0%
ITT Educational Services, Inc.*	15	718

Electrical Equipment 1.1%
Rockwell Automation, Inc.	340	16,847

Industrial Conglomerates 2.1%
General Electric Co.	920	33,580

Machinery 1.2%
Cummins, Inc.	190	15,920
Graco, Inc.	70	2,614

		18,534

Road & Rail 1.2%
CNF, Inc.	35	1,754
Norfolk Southern Corp.	455	16,466

		18,220

Information Technology 23.1%
Communications Equipment 3.8%
Cisco Systems, Inc.*	120	2,316
Harris Corp.	100	6,179
Lucent Technologies, Inc.*	4,005	15,059
Motorola, Inc.	1,175	20,210
Tellabs, Inc.*	1,795	15,419

		59,183

Computers & Peripherals 4.5%
Apple Computer, Inc.*	280	18,032
Dell, Inc.*	325	13,695
Hewlett-Packard Co.	840	17,615
International Business Machines Corp.	55	5,422
NCR Corp.*	220	15,231

		69,995

Electronic Equipment & Instruments 0.4%
Tech Data Corp.*	135	6,129

IT Consulting & Services 3.4%
Affiliated Computer Services, Inc. “A”*	255	15,348

CheckFree Corp.*	375	14,280
Computer Sciences Corp.*	100	5,637
Electronic Data Systems Corp.	295	6,815
Sabre Holdings Corp.	455	10,083

		52,163

Office Electronics 1.1%
Xerox Corp.*	1,040	17,690

Semiconductors & Semiconductor Equipment 1.7%
Cree, Inc.*	355	14,228
Intel Corp.	215	5,029
Microchip Technology, Inc.	275	7,332

		26,589

	Shares	Value ($)
Software 8.2%
Adobe Systems, Inc.	255	15,999
Autodesk, Inc.	420	15,939
BMC Software, Inc.*	550	10,230
McAfee, Inc.*	475	13,742
Microsoft Corp.	640	17,094
Oracle Corp.*	1,580	21,677
Symantec Corp.*	690	17,774
TIBCO Software, Inc.*	1,185	15,808

		128,263

Materials 7.4%
Chemicals 2.0%
Eastman Chemical Co.	280	16,164
Lyondell Chemical Co.	540	15,617

		31,781

Containers & Packaging 0.7%
Ball Corp.	270	11,875

Metals & Mining 3.1%
Nucor Corp.	315	16,487
Phelps Dodge Corp.	155	15,332
United States Steel Corp.	300	16,144

		47,963

Paper & Forest Products 1.6%
Georgia-Pacific Corp.	420	15,742
MeadWestvaco Corp.	255	8,642

		24,384

Utilities 3.1%
Electric Utilities 2.3%
Edison International	455	14,574
Northeast Utilities	255	4,807
TXU Corp.	240	15,494

		34,875

Multi-Utilities 0.7%
Dynegy, Inc. “A”*	2,405	11,112

Multi-Utilities & Unregulated Power 0.1%
Reliant Energy, Inc.*	135	1,843

Total Common Stocks (Cost $1,455,979)		1,499,753

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $8,787)	8,787	8,787

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,464,766) (a)	96.7	1,508,540

Other Assets and Liabilities	3.3	51,678

Net Assets	100.0	1,560,218

Notes to Scudder Mercury Large Cap Core Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $1,465,343. At December 31, 2004, net realized appreciation for all securities based on tax cost was $43,197. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,945.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $1,455,979)	$1,499,753
Investment in Scudder Cash Management QP Trust (cost $8,787)	8,787

Total investments in securities, at value (cost $1,464,766)	1,508,540

Cash	10,000
Receivable for investments sold	18,490
Dividends receivable	1,899
Interest receivable	145
Receivable for Portfolio shares sold	57,632
Due from Advisor	26,619

Total assets	1,623,325

Liabilities
Payable for investments purchased	35,321
Payable for Portfolio shares redeemed	158
Other accrued expenses and payables	27,628

Total liabilities	63,107

Net assets, at value	$1,560,218

Net Assets
Net assets consist of:
Undistributed net investment income	$2,481
Net unrealized appreciation (depreciation) on investments	43,774
Accumulated net realized gain (loss)	6,729
Paid-in capital	1,507,234

Net assets, at value	$1,560,218

Class A
Net Asset Value, offering and redemption price per share ($519,469 ÷ 50,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.39

Class B
Net Asset Value, offering and redemption price per share ($1,040,749 ÷ 100,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.39

Statement of Operations

for the period ended December 31, 2004

Investment Income
Income:
Dividends	$2,722
Interest — Scudder Cash Management QP Trust	255

Total Income	2,977

Expenses:
Management fee	1,398
Custodian and accounting fees	5,952
Distribution service fees (Class B)	229
Record keeping fees (Class B)	137
Auditing	24,011
Trustees’ fees and expenses	138
Legal	322
Reports to shareholders	1,012
Offering cost	1,242
Other	360

Total expenses, before expense reductions	34,801

Expense reductions	(33,063)

Total expenses, after expense reductions	1,738

Net investment income (loss)	1,239

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,729
Net unrealized appreciation (depreciation) during the period on investments	43,774

Net gain (loss) on investment transactions	50,503

Net increase (decrease) in net assets resulting from operations	$51,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$1,239
Net realized gain (loss) on investment transactions	6,729
Net unrealized appreciation (depreciation) on investment transactions during the period	43,774
Net increase (decrease) in net assets resulting from operations	51,742
Portfolio share transactions:
Class A
Proceeds from shares sold	499,964
Net increase (decrease) in net assets from Class A share transactions	499,964
Class B
Proceeds from shares sold	1,008,929
Cost of shares redeemed	(417)
Net increase (decrease) in net assets from Class B share transactions	1,008,512
Increase (decrease) in net assets	1,508,476
Net assets at beginning of period	—

Net assets at end of period (including undistributed net investment income of 2,481)	$1,560,218

Other Information

Class A
Shares outstanding at beginning of period	—
Shares sold	50,000
Net increase (decrease) in Portfolio shares	50,000

Shares outstanding at end of period	50,000

Class B
Shares outstanding at beginning of period	—
Shares sold	100,236
Shares redeemed	(41)
Net increase (decrease) in Portfolio shares	100,195

Shares outstanding at end of period	100,195

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38

Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)[c]	3.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.15	*
Ratio of expenses after expense reductions (%)	1.12	*
Ratio of net investment income (loss) (%)	.79	*
Portfolio turnover rate (%)	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.38

Total from investment operations	.39

Net asset value, end of period	$10.39

Total Return (%)[c]	3.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	22.55	*
Ratio of expenses after expense reductions (%)	1.11	*
Ratio of net investment income (loss) (%)	.80	*
Portfolio turnover rate (%)	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Money Market Portfolio

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Portfolio’s Class A Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.62%	1.63%
December 31, 2003	.76%	.77%

Portfolio’s Class B Shares Yield
	7-day current yield	7-day compounded effective yield
December 31, 2004	1.24%	1.25%
December 31, 2003	.35%	.35%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio’s Expenses

Scudder Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these table is meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,005.70	$1,003.80
Expenses Paid per $1,000*	$2.85	$4.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.37	$1,020.48
Expenses Paid per $1,000*	$2.87	$4.77

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Money Market Portfolio	.56%	.94%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Money Market Portfolio

As economic recovery gained some momentum during the first quarter of 2004, the market turned its attention to the persistent lack of job creation, and the one-year LIBOR declined from 1.60% at the start of the year to 1.35% by the end of March. In early April, however, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs. In reaction, the Fed enacted its “measured pace” policy of gradually raising short-term interest rates at its five Federal Open Market Committee meetings from June through December 2004. In the second half of the year, the economy showed resiliency in the face of sharply rising oil prices, proving to many that the recovery had gained a firm foothold. In light of this renewed confidence — and continued job growth — at the close of the year LIBOR rose to 3.10%, its highest level since March 2002.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 0.91% (Class A shares, unadjusted for contract charges) compared with the 0.85% average return for funds in the Lipper Variable Money Market Funds category for the same period, according to Lipper Inc. Please see the following page for standardized performance as of December 31, 2004.

In the second quarter, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio’s average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. During this period, we also increased the fund’s allocation in floating-rate securities. Our decision to increase our allocation in this sector helped performance during the period. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio’s prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Variable Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Money Market Portfolio

Asset Allocation	12/31/04	12/31/03
Commercial Paper	41%	29%
Floating Rate Notes	20%	37%
Certificates of Deposit and Bank Notes	12%	13%
US Government Sponsored Agencies+	11%	14%
Repurchase Agreements	8%	5%
Funding Agreement	3%	—
Promissory Notes	3%	—
Short-Term Notes	2%	1%
Asset Backed	—	1%

	100%	100%

+	Not backed by the full faith and credit of the US Government

Weighted Average Maturity*
Scudder Variable Series II — Money Market Portfolio	30 days	59 days
First Tier Money Fund Average	36 days	52 days

*	The Funds are compared to their respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation is subject to change.

For more complete details about the Portfolios’ holdings, see page 47. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.2%
HBOS Treasury Services PLC, 2.06%, 1/26/2005	10,000,000	10,000,000
Nordea Bank Finland PLC, 2.36%, 2/2/2005	9,000,000	9,000,080
Societe Generale:
1.185%, 1/4/2005	5,000,000	5,000,000
2.32%, 2/2/2005	6,000,000	6,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	6,000,000	6,000,120

Total Certificates of Deposit and Bank Notes (Cost $36,000,200)		36,000,200

Commercial Paper 40.8%
British Transco Capital, Inc., 2.31%**, 2/1/2005	3,000,000	2,994,032
Cancara Asset Securitization LLC:
2.04%**, 1/20/2005	5,000,000	4,994,617
2.37%**, 1/24/2005	6,000,000	5,990,915
CC (USA), Inc.:
2.0%**, 1/7/2005	7,000,000	6,997,667
2.05%**, 1/25/2005	9,000,000	8,987,700
Charta LLC, 2.34%**, 1/24/2005	12,000,000	11,982,060
CIT Group, Inc.:
2.0%**, 1/4/2005	2,000,000	1,999,667
2.32%**, 1/31/2005	3,000,000	2,994,200
2.37%**, 4/4/2005	3,000,000	2,981,710
Dorada Finance, Inc.:
2.01%**, 1/10/2005	7,000,000	6,996,483
2.39%**, 3/8/2005	4,000,000	3,982,473
General Electric Capital Corp., 1.88%**, 2/1/2005	4,000,000	3,993,524
Giro Funding US Corp.:
2.02%**, 1/14/2005	2,000,000	1,998,541
2.37%**, 1/28/2005	3,000,000	2,994,668
Greyhawk Funding LLC, 2.04%**, 1/19/2005	8,000,000	7,991,840
K2 (USA) LLC:
1.87%**, 2/18/2005	4,000,000	3,990,027
1.9%**, 2/18/2005	6,000,000	5,984,800
2.06%**, 1/24/2005	5,000,000	4,993,419
Lake Constance Funding LLC, 2.04%**, 1/21/2005	5,000,000	4,994,333
Perry Global Funding LLC, Series A, 2.06%**, 1/24/2005	7,000,000	6,990,787
Prudential PLC, 2.02%**, 1/7/2005	9,000,000	8,996,970
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	6,000,000	5,988,600

Total Commercial Paper (Cost $119,819,033)		119,819,033

	Principal Amount ($)	Value ($)
Floating Rate Notes* 19.7%
Credit Suisse First Boston, 2.46%, 9/9/2005	7,000,000	7,001,127
Depfa Bank PLC, 1.86%, 9/15/2005	4,000,000	4,000,000
HSBC Finance Corp., 2.41%, 8/18/2005	12,000,000	12,009,977
International Business Machines Corp., 2.07%, 12/8/2005	3,000,000	2,999,355
Merrill Lynch & Co., Inc., 2.708%, 1/14/2005	18,000,000	18,002,186

Morgan Stanley:
2.33%, 2/18/2005	10,000,000	10,000,000
2.35%, 4/19/2005	4,000,000	4,000,000

Total Floating Rate Notes (Cost $58,012,645)		58,012,645

Short-Term Notes 2.4%
American General Finance Corp., 7.45%, 1/15/2005 (Cost $7,016,460)	7,000,000	7,016,460

US Government Sponsored Agencies+ 11.1%
Federal Home Loan Bank, 1.5%, 3/8/2005	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	5,000,000	5,000,000
2.0%*, 10/7/2005	10,000,000	10,000,000
2.165%*, 11/7/2005	5,000,000	5,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	3,500,000	3,500,000
1.835%**, 2/16/2005	4,000,000	3,990,621

Total US Government Sponsored Agencies (Cost $32,490,621)		32,490,621

Promissory Notes 3.4%
Goldman Sachs Group, Inc., 2.463%*, 5/26/2005 (Cost $10,000,000)	10,000,000	10,000,000

Funding Agreement 2.4%
New York Life Insurance Co., Series A, 2.0%*, 9/20/2005 (Cost $7,000,000)	7,000,000	7,000,000

	Principal Amount ($)	Value ($)
Repurchase Agreements 7.9%
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $23,004,408 on 1/3/2005 (b)	23,000,000	23,000,000
State Street Bank and Trust Co., 1.9%, dated 12/31/2004, to be repurchased at $293,046 on 1/3/2005 (c)	293,000	293,000

Total Repurchase Agreements (Cost $23,293,000)		23,293,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $293,631,959) (a)	99.9	293,631,959

Other Assets and Liabilities, Net	0.1	354,525

Net Assets	100.0	293,986,484

Notes to Scudder Money Market Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

**	Annualized yield at time of purchase; not a coupon rate.

+	Not backed by the full faith and credit of the US Government.

(a)	Cost for federal income tax purposes was $293,631,959.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,945,000	Fannie Mae	6.25	2/1/2011	23,473,725
450,000	Federal Home Loan Bank	2.55	2/28/2007	446,748

				23,920,473

(c)	Collateralized by a $305,000 Federal National Mortgage Association, 4.50% maturing on 6/1/2018 with a value of $301,950.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at amortized cost (cost $270,338,959)	$270,338,959
Repurchase agreements, at amortized cost (cost $23,293,000)	23,293,000

Total investments in securities, at amortized cost (cost $293,631,959)	293,631,959

Cash	136
Receivable for Portfolio shares sold	280,498
Interest receivable	588,785
Other assets	28,655

Total assets	294,530,033

Liabilities
Payable for Portfolio shares redeemed	118,232
Dividends payable	197,762
Accrued management fee	115,328
Other accrued expenses and payables	112,227

Total liabilities	543,549

Net assets, at value	$293,986,484

Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(42,078)
Paid-in capital	294,028,562

Net assets, at value	$293,986,484

Class A
Net Asset Value, offering and redemption price per share ($241,274,286 ÷ 241,307,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Class B
Net Asset Value, offering and redemption price per share ($52,712,198 ÷ 52,717,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Interest	$5,271,765
Expenses:
Management fee	1,840,343
Custodian fees	26,325
Distribution service fees (Class B)	157,184
Record keeping fees (Class B)	82,393
Auditing	34,485
Legal	22,588
Trustees’ fee and expenses	6,352
Reports to shareholders	54,350
Other	13,136

Total expenses, before expense reductions	2,237,156

Expense reductions	(4,380)

Total expenses, after expense reductions	2,232,776

Net investment income	3,038,989

Net realized gain (loss) from investments	3,830

Net increase (decrease) in net assets resulting from operations	$3,042,819

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,038,989	$3,494,967
Net realized gain (loss) on investment transactions	3,830	41
Net increase (decrease) in net assets resulting from operations	3,042,819	3,495,008
Distributions to shareholders from:
Net investment income
Class A	(2,746,531)	(3,404,574)
Class B	(313,926)	(96,426)

Portfolio share transactions:

Class A
Proceeds from shares sold	220,350,001	312,219,158
Reinvestment of distributions	2,679,083	3,301,598
Cost of shares redeemed	(308,224,544)	(559,028,884)
Net increase (decrease) in net assets from Class A share transactions	(85,195,460)	(243,508,128)

Class B
Proceeds from shares sold	69,563,948	92,463,564
Reinvestment of distributions	295,489	87,495
Cost of shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in net assets from Class B share transactions	(13,709,827)	63,745,496
Increase (decrease) in net assets	(98,922,925)	(179,768,624)
Net assets at beginning of period	392,909,409	572,678,033

Net assets at end of period (including accumulated distributions in excess of net investment income of $42,078 and $24,440, respectively)	$293,986,484	$392,909,409

Other Information

Class A
Shares outstanding at beginning of period	326,503,210	570,017,689
Shares sold	220,350,001	312,219,158
Shares issued to shareholders in reinvestment of distributions	2,679,083	3,301,598
Shares redeemed	(308,224,544)	(559,035,235)
Net increase (decrease) in Portfolio shares	(85,195,460)	(243,514,479)

Shares outstanding at end of period	241,307,750	326,503,210

Class B
Shares outstanding at beginning of period	66,427,158	2,681,662
Shares sold	69,563,948	92,463,564
Shares issued to shareholders in reinvestment of distributions	295,489	87,495
Shares redeemed	(83,569,264)	(28,805,563)
Net increase (decrease) in Portfolio shares	(13,709,827)	63,745,496

Shares outstanding at end of period	52,717,331	66,427,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.009	.007	.013	.037	.059

Total from investment operations	.009	.007	.013	.037	.059

Less distributions from:
Net investment income	(.009)	(.007)	(.013)	(.037)	(.059)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	.91	.72	1.35	3.75	6.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	326	570	671	279
Ratio of expenses (%)	.53	.54	.54	.55	.58
Ratio of net investment income (%)	.88	.73	1.35	3.39	5.94

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.005	.004	.007

Total from investment operations	.005	.004	.007

Less distributions from:
Net investment income	(.005)	(.004)	(.007)

Net asset value, end of period	$1.000	$1.000	$1.000

Total Return (%)	.52	.42	.67	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	66	3
Ratio of expenses before expense reductions (%)	.91	.93	.79	*
Ratio of expenses after expense reductions (%)	.91	.92	.64	*
Ratio of net investment income (%)	.50	.35	1.11	*

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Small Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder Small Cap Growth Portfolio — Class A ☐ Russell 2000 Growth Index
The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

Scudder Small Cap Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,102	$9,821	$6,243	$22,226
	Average annual total return	11.02%	-.60%	-8.99%	8.31%
Russell 2000 Growth Index	Growth of $10,000	$11,431	$11,841	$8,338	$19,888
	Average annual total return	14.31%	5.79%	-3.57%	7.12%

Scudder Small Cap Growth Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$11,054	$13,291
	Average annual total return			10.54%	12.04%
Russell 2000 Growth Index	Growth of $10,000			$11,431	$14,326
	Average annual total return			14.31%	15.47%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Small Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,046.60	$1,044.40
Expenses Paid per $1,000*	$3.73	$5.66

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.56	$1,019.67
Expenses Paid per $1,000*	$3.69	$5.59

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Small Cap Growth Portfolio	.72%	1.10%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Small Cap Growth Portfolio

During 2004, the small-cap equity market outperformed the large-cap segment for the second consecutive year. However, the small, low-quality and high-beta companies that dominated market returns in 2003 continued their reversal as the larger-cap, higher-quality, and dividend-paying securities increasingly drew the attention of investors. In this environment, the portfolio produced an 11.02% total return (Class A shares, unadjusted for contract charges) over the 12-month period ended December 31, 2004, though it underperformed the 14.31% return of the Russell 2000 Growth Index. During the period, the market was able to weather a mixed-bag of labor reports, the insurgency in Iraq, a midyear spike in oil prices and the hotly contested presidential election.

Stock selection contributed to performance over the 12-month period. Holdings within information technology and financials were the largest contributors. Stock selection within the consumer discretionary sector detracted from performance during the period. In terms of sector allocation, the portfolio’s overweight in information technology was the biggest driver of positive performance over the period, while an overweight in consumer discretionary was a significant detractor. However, our current view is that industry profit growth in technology is likely to slow, and we have decreased our overall weighting in technology based on this belief.

With underlying economic and market factors supportive of the equity markets, investors should continue to focus on those more profitable small-cap companies that report superior earnings. This should bode well for this segment of the stock market, despite rising interest rates, high energy costs and the weakening dollar. Based on this belief, we have increased or maintained our weighting across most sectors, with the exception of technology.

Samuel A. Dedio

Robert S. Janis

Co-Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to- book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Small Cap Growth Portfolio

Asset Allocation (Excludes Security Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Security Lending Collateral)	12/31/04	12/31/03
Information Technology	29%	37%
Health Care	24%	18%
Consumer Discretionary	22%	16%
Industrials	8%	9%
Financials	8%	9%
Consumer Staples	5%	5%
Energy	3%	4%
Materials	1%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Small Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 98.0%
Consumer Discretionary 21.2%
Hotels Restaurants & Leisure 8.9%
Buffalo Wild Wings, Inc.*	80,900	2,816,129
LIFE TIME FITNESS, Inc.*	121,400	3,141,832
P.F. Chang’s China Bistro, Inc.*	89,500	5,043,325
RARE Hospitality International, Inc.*	168,500	5,368,410
Shuffle Master, Inc.* (d)	103,400	4,870,140

		21,239,836

Internet & Catalog Retail 1.2%
Sharper Image Corp.*	143,700	2,708,745

Media 2.2%
Journal Register Co.*	143,800	2,779,654
Lions Gate Entertainment Corp.* (d)	225,400	2,393,748

		5,173,402

Specialty Retail 6.6%
Aeropostale, Inc.*	178,900	5,265,027
Hot Topic, Inc.* (d)	267,700	4,601,763
Kenneth Cole Productions, Inc. “A” (d)	128,500	3,965,510
New York & Co., Inc.*	117,900	1,947,708

		15,780,008

Textiles, Apparel & Luxury Goods 2.3%
Gildan Activewear, Inc. “A”	90,900	3,089,691
The Warnaco Group, Inc.*	114,300	2,468,880

		5,558,571

Consumer Staples 4.7%
Food & Staples Retailing 2.4%
United Natural Foods, Inc.*	185,200	5,759,720

Household Products 2.3%
Jarden Corp.*	123,300	5,356,152

Energy 2.8%
Oil & Gas
Bill Barrett Corp.*	76,300	2,440,837
Southwestern Energy Co.*	85,100	4,313,719

		6,754,556

Financials 7.8%
Capital Markets 3.7%
Jefferies Group, Inc.	88,300	3,556,724
Piper Jaffray Companies, Inc.*	111,400	5,341,630

		8,898,354

Diversified Financial Services 2.7%
Affiliated Managers Group, Inc.* (d)	95,050	6,438,687

Insurance 1.4%
KMG America Corp.*	289,400	3,183,400

Health Care 23.7%
Health Care Equipment & Supplies 6.5%
Advanced Medical Optics, Inc.* (d)	115,600	4,755,784
American Medical Systems Holdings, Inc.*	62,700	2,621,487
ArthroCare Corp.* (d)	113,800	3,648,428

	Shares	Value ($)
Wright Medical Group, Inc.*	152,300	4,340,550

		15,366,249

Health Care Providers & Services 14.0%
American Healthways, Inc.* (d)	123,100	4,067,224
AMERIGROUP Corp.*	93,300	7,059,078
Beverly Enterprises, Inc.*	577,000	5,279,550
Centene Corp.*	305,800	8,669,430
United Surgical Partners International, Inc.*	120,400	5,020,680
WellCare Health Plans, Inc.*	104,100	3,383,250

		33,479,212

Pharmaceuticals 3.2%
Able Laboratories, Inc.*	108,500	2,468,375
Connetics Corp.*	212,500	5,161,625

		7,630,000

Industrials 8.5%
Commercial Services & Supplies 1.3%
CoStar Group, Inc.*	64,250	2,967,065

Machinery 2.8%
Joy Global, Inc.	90,000	3,908,700
Watts Water Technologies, Inc. “A”	83,200	2,682,368

		6,591,068

Road & Rail 2.0%
Heartland Express, Inc.	213,950	4,807,457

Transportation Infrastructure 2.4%
Overnite Corp.	156,000	5,809,440

Information Technology 28.3%
Communications Equipment 5.8%
Avocent Corp.*	117,500	4,761,100
CommScope, Inc.* (d)	186,600	3,526,740
Foundry Networks, Inc.*	417,200	5,490,352

		13,778,192

Internet Software & Services 4.8%
Audible, Inc.*	124,800	3,251,040
Openwave Systems, Inc.* (d)	256,800	3,970,128
Websense, Inc.*	85,400	4,331,488

		11,552,656

IT Consulting & Services 1.4%
CSG Systems International, Inc.*	175,600	3,283,720

Semiconductors & Semiconductor Equipment 8.4%
AMIS Holdings, Inc.*	141,000	2,329,320
Emulex Corp.*	271,200	4,567,008
FormFactor, Inc.*	138,100	3,748,034
Power Integrations, Inc.*	252,500	4,994,450
Tessera Technologies, Inc.*	116,800	4,346,128

		19,984,940

Software 7.9%
Hyperion Solutions Corp.*	130,300	6,074,586
Kronos, Inc.*	84,500	4,320,485
Macromedia, Inc.*	135,800	4,226,096
THQ, Inc.*	190,000	4,358,600

		18,979,767

	Shares	Value ($)
Materials 1.0%
Metals & Mining
Foundation Coal Holdings, Inc.* (d)	106,000	2,444,360

Total Common Stocks (Cost $187,273,102)		233,525,557

Preferred Stocks 0.0%
Convergent Networks, Inc. “D”* (c)	113,149	6,789
fusionOne “D”* (c)	230,203	14,963
Planetweb, Inc. “E”* (c)	137,868	0

Total Preferred Stocks (Cost $2,000,004)		21,752

	Shares	Value ($)
Securities Lending Collateral 14.6%
Daily Assets Fund Institutional, 2.25% (e) (f) (cost $34,889,150)	34,889,150	34,889,150

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $6,200,320)	6,200,320	6,200,320

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $230,362,576) (a)	115.2	274,636,779

Other Assets and Liabilities, Net	(15.2)	(36,230,915)

Net Assets	100.0	238,405,864

Notes to Scudder Small Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $230,362,576. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $44,274,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,400,300 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,126,097.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities

Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc. “D”	June 2003	—	6,789.003
fusionOne “D”	October 2000	1,250,002	14,963.006
Planetweb, Inc. “E”	September 2000	750,002	—	—

Total Restricted Securities			21,752.009

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $33,864,670, which is 14.2% of total net assets.

(e)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $189,273,106) — including $33,864,670 of securities loaned	$233,547,309
Investment in Daily Assets Fund Institutional (cost $34,889,150)*	34,889,150
Investment in Scudder Cash Management QP Trust (cost $6,200,320)	6,200,320

Total investments in securities, at value (cost $230,362,576)	274,636,779

Cash	10,000
Receivable for investments sold	109,972
Dividends receivable	4,279
Interest receivable	20,229
Receivable for Portfolio shares sold	29,855
Other assets	12,431

Total assets	274,823,545

Liabilities
Payable for investments purchased	935,660
Payable upon return of securities loaned	34,889,150
Payable for Portfolio shares redeemed	375,462
Accrued management fee	133,718
Other accrued expenses and payables	83,691

Total liabilities	36,417,681

Net assets, at value	$238,405,864

Net Assets
Net assets consist of:
Accumulated net investment loss	(1,853)
Net unrealized appreciation (depreciation) on investments	44,274,203
Accumulated net realized gain (loss)	(136,503,455)
Paid-in capital	330,636,969

Net assets, at value	$238,405,864

Class A
Net Asset Value, offering and redemption price per share ($210,319,486 ÷ 16,708,714 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.59

Class B
Net Asset Value, offering and redemption price per share ($28,086,378 ÷ 2,250,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.48

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$296,329
Securities lending income, including income from Daily Assets Fund Institutional	105,683
Interest — Scudder Cash Management QP Trust	144,237

Total Income	546,249

Expenses:
Management fee	1,466,445
Custodian fees	17,450
Distribution service fees (Class B)	55,527
Record keeping fees (Class B)	28,955
Auditing	59,383
Legal	16,820
Reports to shareholders	44,453
Other	3,178

Total expenses, before expense reductions	1,692,211

Expense reductions	(2,584)

Total expenses, after expense reductions	1,689,627

Net investment income (loss)	(1,143,378)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,898,921
Net unrealized appreciation (depreciation) during the period on investments	14,522,914

Net gain (loss) on investment transactions	24,421,835

Net increase (decrease) in net assets resulting from operations	$23,278,457

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$(1,143,378)	$(782,215)
Net realized gain (loss) on investment transactions	9,898,921	21,248,380
Net unrealized appreciation (depreciation) on investment transactions during the period	14,522,914	31,300,241
Net increase (decrease) in net assets resulting from operations	23,278,457	51,766,406
Portfolio share transactions:

Class A
Proceeds from shares sold	41,819,691	46,393,822

Cost of shares redeemed	(62,320,969)	(40,809,284)
Net increase (decrease) in net assets from Class A share transactions	(20,501,278)	5,584,538

Class B
Proceeds from shares sold	11,462,792	13,298,753
Cost of shares redeemed	(1,207,862)	(51,363)
Net increase (decrease) in net assets from Class B share transactions	10,254,930	13,247,390
Increase (decrease) in net assets	13,032,109	70,598,334
Net assets at beginning of period	225,373,755	154,775,421

Net assets at end of period (including accumulated net investment loss of $1,853 and $14,695, respectively)	$238,405,864	$225,373,755

Other Information

Class A
Shares outstanding at beginning of period	18,522,593	18,086,694
Shares sold	3,534,946	4,700,650
Shares redeemed	(5,348,825)	(4,264,751)
Net increase (decrease) in Portfolio shares	(1,813,879)	435,899

Shares outstanding at end of period	16,708,714	18,522,593

Class B
Shares outstanding at beginning of period	1,358,975	52,833
Shares sold	996,848	1,310,980
Shares redeemed	(105,471)	(4,838)
Net increase (decrease) in Portfolio shares	891,377	1,306,142

Shares outstanding at end of period	2,250,352	1,358,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.34	$8.53	$12.80	$21.64	$26.54

Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.04)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.30	2.85	(4.25)	(6.27)	(2.01)
Total from investment operations	1.25	2.81	(4.27)	(6.29)	(2.10)
Less distributions from:
Net realized gains on investment transactions	—	—	—	(2.52)	(2.80)
Return of capital	—	—	—	(.03)	—

Total distributions	—	—	—	(2.55)	(2.80)

Net asset value, end of period	$12.59	$11.34	$8.53	$12.80	$21.64

Total Return (%)	11.02	32.94	(33.36)	(28.91)	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	210	154	232	301
Ratio of expenses (%)	.71	.69	.71	.68	.72
Ratio of net investment income (loss) (%)	(.47)	(.41)	(.24)	(.12)	(.34)
Portfolio turnover rate (%)	117	123	68	143	124

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.52	$9.39

Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.86	(.85)

Total from investment operations	1.19	2.77	(.87)

Net asset value, end of period	$12.48	$11.29	$8.52

Total Return (%)	10.54	32.51	(9.27	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	.5
Ratio of expenses before expense reduction (%)	1.10	1.08	.96	*
Ratio of expenses after expense reduction (%)	1.09	1.08	.96	*
Ratio of net investment income (loss) (%)	(.85)	(.80)	(.39	)*
Portfolio turnover rate (%)	117	123	68

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Strategic Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2004

☐ Scudder Strategic Income Portfolio — Class A

☐ Citigroup World Government Bond Index

☐ JP Morgan Emerging Markets Bond Plus Index

☐ Merrill Lynch High Yield Master Index

☐ Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Strategic Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,860	$13,036	$14,070	$15,125
	Average annual total return	8.60%	9.24%	7.07%	5.54%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$15,152	$15,241	$17,746
	Average annual total return	10.35%	14.86%	8.79%	7.77%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$16,449	$18,876	$22,183
	Average annual total return	11.77%	18.05%	13.55%	10.94%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$13,931	$14,234	$16,546
	Average annual total return	10.76%	11.68%	7.32%	6.79%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$11,834	$14,340	$16,753
	Average annual total return	3.54%	5.77%	7.48%	6.96%

The growth of $10,000 is cumulative.

Effective 5/1/2000 the Portfolio changed its investment objective.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Scudder Strategic Income Portfolio		1-Year	Life of Class*
Class B	Growth of $10,000	$10,827	$11,149
	Average annual total return	8.27%	6.73%
Citigroup World Government Bond Index	Growth of $10,000	$11,035	$12,153
	Average annual total return	10.35%	12.41%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,177	$12,597
	Average annual total return	11.77%	14.80%
Merrill Lynch High Yield Master Index	Growth of $10,000	$11,076	$12,481
	Average annual total return	10.76%	14.22%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,354	$10,434
	Average annual total return	3.54%	2.70%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.

Information About Your Portfolio’s Expenses

Scudder Strategic Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,101.60	$1,099.30
Expenses Paid per $1,000*	$4.47	$6.40

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.95	$1,019.11
Expenses Paid per $1,000*	$4.30	$6.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Strategic Income Portfolio	.84%	1.21%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Strategic Income Portfolio

The past 12 months have been a positive environment for high-yield and emerging-markets bonds because there has been just enough economic recovery present to (1) keep the corporate balance sheets of high-yield issuers healthy and (2) to keep the “carry trade”* profitable for emerging-markets investors. For the 12-month period ended December 31, 2004, the portfolio posted an 8.60% total return (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks’ returns of 11.77% for the JP Morgan Emerging Markets Bond Plus Index, 10.76% for the Merrill Lynch High Yield Master Index, 3.54% for the Lehman Brothers US Treasury Index and 10.35% for the Citigroup World Government Bond Index. Please see page 12 for standardized performance as of December 31, 2004.

For the period, we diversified and increased our exposure to the high-yield market through investments in individual high-yield bond issues. Previously, due to the smaller size of the portfolio, its high-yield bond exposure was made through a single high-yield bond which sought to track the returns of the high-yield market. During the period, we also increased our stake in emerging-markets securities, as we believed those securities were trading at attractive yields and the fundamentals of those countries were also attractive. We also reduced exposure to foreign bonds in order to fund the increases in high-yield and emerging-markets securities.

*	A “carry trade” is where investors borrow short term and invest longer term in fixed-income investments such as emerging markets bonds to capture higher Yulos.

Jan C. Faller

Lead Manager

Andrew P. Cestone Brett Diment

Sean P. McCaffrey Edwin Gutierrez

Portfolio Managers Portfolio Managers

Deutsche Investment Management Americas Inc. Deutsche Asset Management Investment Services Ltd.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries including the US with maturities greater than one year.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Strategic Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Corporate Bonds	40%	14%
Foreign Bonds — US$ Denominated	21%	9%
Foreign Bonds — Non US$ Denominated	19%	37%
US Government Backed	13%	22%
US Government Sponsored Agencies	4%	12%
Cash Equivalents	2%	6%
Other	1%	—

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/04
AAA*	30%
AA	2%
A	4%
BBB	5%
BB	16%
B	31%
CCC	6%
Below CC	1%
Not rated	5%

100%

*	Includes cash equivalents

Interest Rate Sensitivity	12/31/04	12/31/03
Average maturity	7.5 years	13.7 years
Average duration	5.4 years	6.7 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

The Fund’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Strategic Income Portfolio

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 38.9%
Consumer Discretionary 9.0%
Adesa, Inc., 7.625%, 6/15/2012	45,000	47,475
AMC Entertainment, Inc., 8.0%, 3/1/2014	105,000	104,475
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	105,000	106,181
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	113,000	109,328
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	100,000	100,750
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009 (e)	65,000	68,900
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,075
Carrols Corp., 144A, 9.0%, 1/15/2013	30,000	31,050
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	250,000	183,750
9.625%, 11/15/2009 (e)	155,000	136,012
10.25%, 9/15/2010 (e)	325,000	344,500
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	40,000	39,900
CSC Holdings, Inc., 7.875%, 12/15/2007	100,000	107,250
Dex Media East LLC/Financial, 12.125%, 11/15/2012	371,000	452,156
DIMON, Inc., Series B, 9.625%, 10/15/2011	290,000	317,550
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	35,000	36,400
Series B, 9.0%, 5/1/2009 EUR	15,000	19,369
Series D, 9.0%, 5/1/2009 (e)	55,000	54,450
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	70,000	70,875
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/15/2009, 12.5% to 3/15/2010	40,000	26,200
Foot Locker, Inc., 8.5%, 1/15/2022	45,000	49,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	125,000	122,656
General Motors Corp., 8.25%, 7/15/2023	90,000	93,750
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	85,000	71,400
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	80,000	60,300
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	83,326	79,151
Jacobs Entertainment Co., 11.875%, 2/1/2009	190,000	214,700
Levi Strauss & Co.:
7.0%, 11/1/2006 (e)	80,000	84,000
12.25%, 12/15/2012 (e)	10,000	11,125
Mediacom LLC, 9.5%, 1/15/2013 (e)	185,000	185,694
MGM MIRAGE:
8.375%, 2/1/2011 (e)	165,000	186,038
9.75%, 6/1/2007	30,000	33,300

	Principal Amount ($) (c)	Value ($)
Mothers Work, Inc., 11.25%, 8/1/2010	45,000	43,650
NCL Corp., 144A, 10.625%, 7/15/2014	125,000	125,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	95,000	71,250
Paxson Communications Corp., 10.75%, 7/15/2008 (e)	75,000	78,750
PEI Holding, Inc., 11.0%, 3/15/2010	110,000	128,150
Petro Stopping Centers, 9.0%, 2/15/2012	160,000	169,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	40,000	43,300
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	80,000	87,400

PRIMEDIA, Inc.:
7.665%**, 5/15/2010	140,000	148,400
8.875%, 5/15/2011 (e)	95,000	100,462
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	87,550
Rent-Way, Inc., 11.875%, 6/15/2010	55,000	61,944
Restaurant Co., 11.25%, 5/15/2008	118,709	120,193
Sbarro, Inc., 11.0%, 9/15/2009 (e)	75,000	75,750
Schuler Homes, Inc., 10.5%, 7/15/2011	105,000	119,438
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	64,050
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	220,000	233,750
8.75%, 12/15/2011	135,000	146,981
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	150,000	159,938
Toys “R” Us, Inc.:
7.375%, 10/15/2018	210,000	194,250
7.875%, 4/15/2013 (e)	60,000	59,550
True Temper Sports, Inc., 8.375%, 9/15/2011	60,000	55,800
Trump Holdings & Funding, 12.625%, 3/15/2010*	75,000	81,188
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	90,000	108,450
11.75%, 2/15/2013 EUR	45,000	74,623
United Auto Group, Inc., 9.625%, 3/15/2012	90,000	99,450
Venetian Casino Resort LLC, 11.0%, 6/15/2010	105,000	119,831
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	60,000	60,300
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	10,000	10,400
Visteon Corp.:
7.0%, 3/10/2014 (e)	95,000	90,725
8.25%, 8/1/2010 (e)	75,000	78,563
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	85,000	90,525
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	170,000	170,000

	Principal Amount ($) (c)	Value ($)
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	80,000	79,600
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	205,000	202,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	106,321	108,447
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	135,000	136,013

		7,467,081

Consumer Staples 1.1%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	55,000	55,962
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	40,000	40,600
144A, 9.75%, 8/1/2011 (e)	105,000	95,550
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	80,000	32,800
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	40,000	41,400
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	45,000	42,863
144A, 8.25%, 12/1/2013 (e)	75,000	71,437

Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	25,000	26,563
Revlon Consumer Products Corp., 9.0%, 11/1/2006	100,000	99,000
Rite Aid Corp., 11.25%, 7/1/2008	130,000	141,050
Standard Commercial Corp., 8.0%, 4/15/2012	50,000	51,375
Swift & Co., 12.5%, 1/1/2010	85,000	96,050
Wornick Co., 10.875%, 7/15/2011	80,000	86,800

		881,450

Energy 2.1%
Avista Corp., 9.75%, 6/1/2008	140,000	162,324
Chesapeake Energy Corp.:
6.875%, 1/15/2016	105,000	109,987
9.0%, 8/15/2012	55,000	62,838
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	40,000	39,800
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	20,000	19,250
7.125%, 5/15/2018 (e)	105,000	93,581
7.625%, 10/15/2026	35,000	30,406
144A, 9.875%, 7/15/2010	115,000	128,513
Edison Mission Energy, 7.73%, 6/15/2009	200,000	215,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	115,000	120,463
Mission Resources Corp., 9.875%, 4/1/2011	100,000	106,750
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	130,000	131,950
Southern Natural Gas, 8.875%, 3/15/2010	75,000	84,000
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	55,000	54,863
8.25%, 12/15/2011	130,000	140,400
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	130,000	150,150
8.75%, 3/15/2032	70,000	80,412

		1,730,687

	Principal Amount ($) (c)	Value ($)
Financials 9.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	85,000	57,163
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	155,000	161,587
Ahold Finance USA, Inc., 6.25%, 5/1/2009	65,000	67,600
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	55,000	59,675
AmeriCredit Corp., 9.25%, 5/1/2009	200,000	214,500
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	24,392
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009 (e)	3,150,000	3,238,593
144A, Series 3-3, 8.0%, 12/29/2009	150,000	153,844
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	165,000	177,375
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	155,000	182,832
FINOVA Group, Inc., 7.5%, 11/15/2009	894,250	438,182

LNR Property Corp., 7.625%, 7/15/2013	50,000	56,750
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	100,000	102,750
PXRE Capital Trust I, 8.85%, 2/1/2027	90,000	90,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	95,000	78,850
R.H. Donnelly Finance Corp. 10.875%, 12/15/2012	45,000	53,438
Radnor Holdings Corp., 11.0%, 3/15/2010	100,000	85,750
Tennessee Valley Authority, 6.79%, 5/23/2012	1,500,000	1,727,190
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	130,000	114,075
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	43,175
UGS Corp., 144A, 10.0%, 6/1/2012	75,000	85,313
Universal City Development, 11.75%, 4/1/2010	150,000	177,187
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	40,000	41,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	40,000	41,200

		7,622,371

Health Care 1.2%
AmeriPath, Inc., 10.5%, 4/1/2013 (e)	70,000	74,375
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	95,000	95,475
Curative Health Services, Inc., 10.75%, 5/1/2011	60,000	53,700
Encore Medical Corp., 144A, 9.75%, 10/1/2012	50,000	50,500

	Principal Amount ($) (c)	Value ($)
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	90,000	92,925
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	140,000	147,700
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	30,000	30,750
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	65,000	65,650
Interactive Health LLC, 144A, 7.25%, 4/1/2011	70,000	60,900
National Mentor, Inc., 144A, 9.625%, 12/1/2012	15,000	15,937
Tenet Healthcare Corp., 6.375%, 12/1/2011 (e)	350,000	324,625

		1,012,537

Industrials 5.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	90,000	98,550
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	85,000	88,825
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	270,000	253,800
AMI Semiconductor, Inc., 10.75%, 2/1/2013	30,000	35,250
Avondale Mills, Inc.:
144A, 9.0%**, 7/1/2012	95,000	85,500
10.25%, 7/1/2013 (e)	30,000	24,300
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	20,000	21,300
Cenveo Corp., 7.875%, 12/1/2013 (e)	120,000	111,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	55,000	61,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	179,000	192,425
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	105,000	107,100
Congoleum Corp., 8.625%, 8/1/2008*	50,000	50,500

Continental Airlines, Inc., 8.0%, 12/15/2005 (e)	90,000	87,750
Cornell Companies, Inc., 10.75%, 7/1/2012	115,000	122,906
Corrections Corp. of America, 9.875%, 5/1/2009	95,000	105,450
Dana Corp., 7.0%, 3/1/2029 (e)	125,000	124,688
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (e)	45,000	28,125
8.3%, 12/15/2029 (e)	60,000	29,100
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	20,000	20,000
Erico International Corp., 8.875%, 3/1/2012	75,000	78,750
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	25,000	18,938
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	125,000	123,750
Interface, Inc., “A”, 10.375%, 2/1/2010	40,000	46,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	135,000	152,550
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,800

	Principal Amount ($) (c)	Value ($)
Kansas City Southern:
7.5%, 6/15/2009	190,000	199,500
9.5%, 10/1/2008	105,000	119,306
Kinetek, Inc., Series D, 10.75%, 11/15/2006	180,000	175,950
Laidlaw International, Inc., 10.75%, 6/15/2011	100,000	116,750
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	170,000	167,450
9.25%, 6/15/2008 (e)	155,000	176,312
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	75,000	72,375
Sea Containers Ltd., 10.5%, 5/15/2012	50,000	52,625
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	95,000	95,000
Ship Finance International Ltd., 8.5%, 12/15/2013	110,000	113,300
SPX Corp.:
6.25%, 6/15/2011 (e)	35,000	36,925
7.5%, 1/1/2013	135,000	146,475
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	50,000	50,375
10.375%, 7/1/2012	105,000	117,600
Texas Genco LLC, 144A, 6.875%, 12/15/2014	105,000	108,544
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	55,000	64,350
Thermadyne Holdings Corp., 9.25%, 2/1/2014 (e)	70,000	68,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	100,000	97,500
7.0%, 2/15/2014 (e)	80,000	74,800
7.75%, 11/15/2013 (e)	50,000	49,000
Westlake Chemical Corp., 8.75%, 7/15/2011	13,000	14,690

		4,263,884

Information Technology 0.6%
Activant Solutions, Inc., 10.5%, 6/15/2011	90,000	96,750
Itron, Inc., 144A, 7.75%, 5/15/2012	65,000	66,138

Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	275,000	248,875
7.25%, 7/15/2006 (e)	35,000	36,575
Spheris, Inc., 144A, 11.0%, 12/15/2012	50,000	51,250

		499,588

Materials 4.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	100,000	80,000
ARCO Chemical Co., 9.8%, 2/1/2020	430,000	490,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	235,000	169,200
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	90,000	97,650
Constar International, Inc., 11.0%, 12/1/2012 (e)	110,000	114,125
Dayton Superior Corp.:
10.75%, 9/15/2008	85,000	90,950
13.0%, 6/15/2009 (e)	200,000	208,000

	Principal Amount ($) (c)	Value ($)
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	65,000	37,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	235,000	272,600
9.375%, 2/1/2013	115,000	133,975
Hercules, Inc.:
6.75%, 10/15/2029	75,000	77,437
11.125%, 11/15/2007	105,000	124,950
Hexcel Corp., 9.75%, 1/15/2009	85,000	88,400
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	115,000	136,850
Huntsman International LLC:
144A, 7.375%, 1/1/2015 (e)	40,000	40,100
144A, 7.5%, 1/1/2015 EUR	15,000	20,389
Huntsman LLC, 11.625%, 10/15/2010	135,000	159,637
IMC Global, Inc., 10.875%, 8/1/2013 (e)	10,000	12,500
Intermet Corp., 9.75%, 6/15/2009* (e)	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	190,000	203,775
MMI Products, Inc., Series B, 11.25%, 4/15/2007	85,000	86,275
Neenah Corp.:
144A, 11.0%, 9/30/2010	160,000	176,800
144A, 13.0%, 9/30/2013	74,000	75,850
Omnova Solutions, Inc., 11.25%, 6/1/2010	135,000	151,875
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (e)	35,000	38,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	175,000	110,250
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	20,000	18,475
11.125%, 9/1/2009	120,000	130,800
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	80,000	63,200
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	140,000	195,766
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	55,000	56,650

TriMas Corp., 9.875%, 6/15/2012	250,000	265,000
United States Steel LLC:
9.75%, 5/15/2010	105,000	119,700
10.75%, 8/1/2008	15,000	17,663

		4,092,192

Telecommunication Services 4.0%
AirGate PCS, Inc., 144A, 5.85%**, 10/15/2011	45,000	46,238
American Cellular Corp., Series B, 10.0%, 8/1/2011	325,000	278,687
American Tower Corp., 144A, 7.125%, 10/15/2012	55,000	56,238
AT&T Corp.:
9.05%, 11/15/2011	115,000	132,394
9.75%, 11/15/2031	110,000	131,312
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	380,000	384,750
Crown Castle International Corp., 9.375%, 8/1/2011	60,000	67,200

	Principal Amount ($) (c)	Value ($)
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	40,000	41,400
Dobson Communications Corp., 8.875%, 10/1/2013 (e)	110,000	77,275
GCI, Inc., 7.25%, 2/15/2014	80,000	80,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	50,000	52,375
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	10,000	10,075
LCI International, Inc., 7.25%, 6/15/2007	140,000	136,150
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	50,000	45,250
MCI, Inc., 8.735%, 5/1/2014	280,000	301,000
Nextel Communications, Inc., 5.95%, 3/15/2014	65,000	67,275
Nextel Partners, Inc., 8.125%, 7/1/2011	85,000	94,350
PanAmSat Corp., 144A, 9.0%, 8/15/2014	185,000	206,506
Qwest Corp., 7.25%, 9/15/2025 (e)	440,000	427,900
Qwest Services Corp.:
144A, 13.5%, 12/15/2004	180,000	216,450
144A, 14.0%, 12/15/2004	120,000	151,800
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	75,000	76,312
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	35,000	29,488
Triton PCS, Inc., 8.5%, 6/1/2013	65,000	62,725
Ubiquitel Operating Co., 9.875%, 3/1/2011 (e)	20,000	22,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	105,000	118,387
Western Wireless Corp., “A”, 9.25%, 7/15/2013	15,000	16,313

		3,330,300

Utilities 1.8%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (e)	65,000	72,637
Aquila, Inc., 14.875%, 7/1/2012	35,000	49,044
Calpine Corp.:
8.25%, 8/15/2005 (e)	90,000	90,900
144A, 8.5%, 7/15/2010 (e)	140,000	120,050
CMS Energy Corp., 8.5%, 4/15/2011	15,000	17,044

DPL, Inc., 6.875%, 9/1/2011	235,000	256,651
Midwest Generation LLC, 8.75%, 5/1/2034	50,000	56,750
Mission Energy Holding Co., 13.5%, 7/15/2008	15,000	18,712
NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	35,000	35,804
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	340,000	370,600
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	95,000	108,419
10.0%, 10/1/2009	110,000	130,075
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	125,000	133,438

		1,499,893

Total Corporate Bonds (Cost $31,545,234)		32,399,983

	Principal Amount ($) (c)	Value ($)
Foreign Bonds — US$ Denominated 20.8%
Consumer Discretionary 1.3%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012 (e)	70,000	73,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	150,000	169,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	172,500
Shaw Communications, Inc.:
7.2%, 12/15/2011 (e)	20,000	22,075
7.25%, 4/6/2011 (e)	75,000	82,688
8.25%, 4/11/2010	195,000	221,812
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	150,000	114,000
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	55,000	57,062
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	140,000	135,450

		1,048,587

Consumer Staples 0.5%
Burns Philip Capital Property, Ltd., 10.75%, 2/15/2011	90,000	101,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	250,000	251,250
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	30,000	31,350

		383,850

Energy 1.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	200,000	236,000
Luscar Coal Ltd., 9.75%, 10/15/2011	115,000	130,525
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	405,005	461,706
Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	48,676
7.75%, 8/15/2015	80,000	97,546
Secunda International Ltd., 144A, 9.76%**, 1/18/2005	90,000	88,200

		1,062,653

Financials 0.7%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	250,000	234,375
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Eircom Funding, 8.25%, 8/15/2013	95,000	104,975
Mizuho Financial Group, 8.375%, 12/29/2049	50,000	54,795
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011 (e)	115,000	104,363

		624,508

Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	70,000	72,450
Elan Financial PLC, 144A, 7.75%, 11/15/2011	20,000	21,300

		93,750

	Principal Amount ($) (c)	Value ($)
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	110,000	126,913
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	120,000	122,250
12.5%, 6/15/2012	105,000	122,587
LeGrand SA, 8.5%, 2/15/2025	100,000	118,000
Stena AB:
144A, 7.0%, 12/1/2016	30,000	29,700
9.625%, 12/1/2012	35,000	39,550

		809,275

Information Technology 0.2%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	125,000	123,750
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	40,000	41,200
144A, 8.0%, 12/15/2014	40,000	41,700

		206,650

Materials 1.7%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	100,000	102,750
Avecia Group PLC, 11.0%, 7/1/2009	245,000	252,350
Cascades, Inc.:
7.25%, 2/15/2013	145,000	153,700
144A, 7.25%, 2/15/2013	10,000	10,600
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	99,500
Citigroup Global (Severstal), 8.625%, 2/24/2009	40,000	40,164
Corp. Durango SA:
13.125%, 8/1/2006* (e)	25,000	16,875
144A, 13.75%, 7/15/2009*	40,000	26,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	75,000	88,687
ISPAT Inland ULC, 9.75%, 4/1/2014	97,000	119,795
Rhodia SA, 8.875%, 6/1/2011 (e)	100,000	100,750
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	55,000	60,088
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	375,000	376,875

		1,448,934

Sovereign Bonds 11.7%
Aries Vermogensverwaltung GmbH, Series C, 144A, 9.6%, 10/25/2014	250,000	306,750
Dominican Republic:
9.04%, 1/23/2013	170,000	142,375
144A, 9.04%, 1/23/2013	45,000	37,238
9.5%, 9/27/2006	60,000	56,400

	Principal Amount ($) (c)	Value ($)
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 3.063%**, 4/15/2005	140,000	128,800
Series 18YR, 3.125%**, 4/15/2005	185,296	176,494
8.875%, 10/14/2019	130,000	137,020
9.25%, 10/22/2010	70,000	78,260
11.0%, 8/17/2040	500,000	593,250
14.5%, 10/15/2009	220,000	293,348
Government of Ukraine, 7.65%, 6/11/2013	430,000	459,240
Republic of Argentina:
9.75%, 9/19/2027*	590,000	195,408
Series BGL4, 11.0%, 10/9/2006*	50,000	17,375
11.375%, 3/15/2010*	905,000	307,700
Series BGL5, 11.375%, 1/30/2017*	15,000	5,100
11.75%, 4/7/2009*	120,000	40,800
11.75%, 6/15/2015*	120,000	40,500
12.375%, 2/21/2012*	200,000	67,500
Republic of Bulgaria:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series RIAB, 2.75%**, 1/28/2005	68,250	68,209
8.25%, 1/15/2015	540,000	678,996
Republic of Colombia:
10.75%, 1/15/2013	110,000	131,450
11.755%, 2/25/2020	110,000	141,350
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	480,000	414,000
Republic of Philippines:
9.375%, 1/18/2017	460,000	477,825
9.875%, 1/15/2019	70,000	71,750
Republic of Turkey:
7.25%, 3/15/2015 (e)	60,000	61,650
8.0%, 2/14/2034	60,000	62,250
9.0%, 6/30/2011	40,000	45,700
9.5%, 1/15/2014	95,000	112,100
11.0%, 1/14/2013	210,000	267,225
11.875%, 1/15/2030	420,000	604,800
12.375%, 6/15/2009	280,000	351,400
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	399	354
Republic of Venezuela:
3.09%**, 4/20/2011	160,000	145,600
8.5%, 10/8/2014	130,000	137,800
9.375%, 1/13/2034	320,000	338,560
10.75%, 9/19/2013	270,000	323,325
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	795,000	822,348
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	100,000	92,960

Series VII, 3.0%, 5/14/2011	40,000	33,732
United Mexican States:
6.625%, 3/3/2015	250,000	268,500
Series A, 7.5%, 4/8/2033	210,000	226,800
Series A, 8.0%, 9/24/2022	50,000	57,675

	Principal Amount ($) (c)	Value ($)
8.125%, 12/30/2019	170,000	199,495
8.3%, 8/15/2031	240,000	281,280
Series A, 9.875%, 2/1/2010	220,000	270,380

		9,771,072

Telecommunication Services 2.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	20,000	16,950
Axtel SA, 11.0%, 12/15/2013	125,000	134,687
Embratel, Series B, 11.0%, 12/15/2008	85,000	96,900
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	100,000	98,750
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	20,000	15,400
Inmarsat Finance PLC, 7.625%, 6/30/2012	100,000	104,000
Innova S. de R.L., 9.375%, 9/19/2013 (e)	65,000	73,938
INTELSAT, 6.5%, 11/1/2013	120,000	109,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	200,000	209,250
Mobifon Holdings BV, 12.5%, 7/31/2010	135,000	160,144
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	70,000	71,400
Nortel Networks Corp., 6.875%, 9/1/2023	225,000	211,500
Nortel Networks Ltd., 6.125%, 2/15/2006	350,000	356,125
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	75,000	74,250

		1,732,494

Utilities 0.2%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	230,000	188,600

Total Foreign Bonds — US$ Denominated (Cost $16,198,231)		17,370,373

Foreign Bonds — Non US$ Denominated 18.9%
Consumer Discretionary 0.1%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	68,302

Financials 3.7%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	2,080,000	3,108,550

Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	100,000	145,440

Materials 0.2%
Huntsman International LLC, 10.125%, 7/1/2009 EUR	85,000	121,602
Rhodia SA, 9.25%, 6/1/2011 EUR	70,000	96,812

		218,414

Sovereign Bonds 14.7%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	250,000	385,075
Federal Republic of Germany, 6.25%, 1/4/2024 EUR	1,310,000	2,276,270
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	110,000	180,856

	Principal Amount ($) (c)	Value ($)
Kingdom of Morocco, 1.918%, 1/5/2009 EUR	252,000	247,275
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	5,150,000	360,828
Series MI-10, 8.0%, 12/19/2013 MXN	1,336,000	106,753
Province of Ontario 1.875%, 1/25/2010 JPY	140,000,000	1,450,427
Republic of Argentina:
7.5%, 5/23/2049* EUR	201,939	80,973
8.0%, 2/26/2008* EUR	160,000	64,157
Series EMTN, 10.0%, 1/7/2049* EUR	80,000	32,350
11.757%, 11/13/2026* EUR	46,016	18,452
Republic of Colombia, 11.75%, 3/1/2010 COP	330,000,000	143,790
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,989,941
Republic of Romania, 8.5%, 5/8/2012 EUR	180,000	312,511
Republic of Turkey:
20.0%, 10/17/2007 TRL	176,000,000,000	144,350
20.01%, 10/17/2007 TRL	178,735,000,000	146,593
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,700,000	3,315,206

		12,255,807

Total Foreign Bonds — Non US$ Denominated (Cost $13,367,878)		15,796,513

US Government Backed 12.6%
US Treasury Bond:
5.375%, 2/15/2031 (e) (g)	540,000	583,917
6.0%, 2/15/2026 (g)	275,000	315,015
7.5%, 11/15/2016	570,000	728,420
8.5%, 2/15/2020 (g)	760,000	1,072,609
10.375%, 11/15/2012 (e) (g)	3,350,000	3,994,091
12.75%, 11/15/2010	500,000	542,129
US Treasury Note, 5.75%, 8/15/2010 (g)	3,000,000	3,302,931

Total US Government Backed (Cost $10,363,769)		10,539,112

US Government Sponsered Agencies 3.6%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005	500,000	500,164
5.125%, 7/15/2012	2,350,000	2,470,611

Total US Government Sponsored Agencies (Cost $2,876,350)		2,970,775

Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	135,000	126,562
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	55,000	54,450

Total Convertible Bond (Cost $182,157)		181,012

	Shares	Value ($)
Preferred Stocks 0.2%
Paxson Communications Corp., 14.25% (PIK)	17	124,950
TNP Enterprises, Inc., 14.5%, “D”, (PIK)	560	64,960

Total Preferred Stocks (Cost $220,199)		189,910

	Principal Amount ($)(c)	Value ($)
Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.813%**, 3/4/2010 (Cost $111,247)	115,500	114,345

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp., 144A*	10	0
TravelCenters of America, Inc.*	20	100

Total Warrants (Cost $100)		100

Other Investments 0.3%
Hercules Trust II, (Bond Unit) (Cost $249,250)	310,000	260,400

Securities Lending Collateral 22.9%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $19,149,101)	19,149,101	19,149,101

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,936,248)	1,936,248	1,936,248

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $96,199,764) (a)	120.8	100,907,872

Other Assets and Liabilities, Net	(20.8)	(17,400,185)

Net Assets	100.0	83,507,687

Notes to Scudder Strategic Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Congoleum Corp.	8.625	8/1/2008	50,000	USD	$33,868	$50,500
Corp. Durango SA:
	13.125	8/1/2006	25,000	USD	12,719	16,875
	13.75	7/15/2009	40,000	USD	21,106	26,800
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	65,000	USD	19,825	37,700
Grupo Iusacell SA de CV	10	12/29/2049	20,000	USD	13,175	15,400
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	175,000	USD	113,324	110,250

Republic of Argentina:
	7.5	5/23/2049	201,939	EUR	60,356	80,973
	8	2/26/2008	160,000	EUR	51,060	64,157
	9.75	9/19/2027	590,000	USD	156,710	195,408
	10	1/7/2049	80,000	EUR	24,761	32,350
	11	10/9/2006	50,000	USD	11,000	17,375
	11.375	3/15/2010	905,000	USD	269,445	307,700
	11.375	1/30/2017	15,000	USD	4,669	5,100
	11.75	4/7/2009	120,000	USD	38,513	40,800
	11.75	6/15/2005	120,000	USD	38,871	40,500
	11.757	6/15/2005	46,016	EUR	11,189	18,452
	12.375	2/21/2012	200,000	USD	63,750	67,500
Trump Holdings & Funding	12.625	3/15/2010	75,000	USD	77,992	81,188

					$1,044,883	$1,235,978

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $96,374,723. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,533,149. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,908,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $375,835.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Principal amount stated in US dollars unless otherwise noted.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at December 31, 2004 amounted to $18,781,631, which is 22.5% of total net assets.

(f)	Represents collateral held in connection with securities lending.

(g)	At December 31, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

LIBOR: Represents the London InterBank Offered Rate

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
10 year Canada Government Bond	3/21/2005	43	3,977,251	4,025,272	48,021
10 Year Germany Federal Rip Bond	3/8/2005	21	3,356,560	3,385,062	28,502
10 year Japanese Government Bond	3/10/2005	5	6,717,225	6,751,244	34,019
10 year US Treasury Note	3/21/2005	22	2,433,479	2,462,625	29,146

Total net unrealized appreciation					139,688

At December 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
UK Treasury Bond	3/29/2005	14	(2,980,247)	(2,998,579)	(18,332)
2 year US Treasury Note	3/31/2005	34	(7,119,144)	(7,126,188)	(7,044)
5 year US Treasury Note	3/31/2005	118	(12,868,415)	(12,924,688)	(56,273)

Total net unrealized depreciation					(81,649)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Currency Abbreviations
COP	Colombian Peso	EUR	Euro
GBP	British Pounds	JPY	Japanese Yen
MXN	Mexican Peso	TRL	Turkish Lira

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $75,114,415) — including $18,781,631 of securities loaned	$79,822,523
Investment in Daily Assets Fund Institutional (cost $19,149,101)*	19,149,101
Investment in Scudder Cash Management QP Trust (cost $1,936,248)	1,936,248

Total investments in securities, at value (cost $96,199,764)	100,907,872

Cash	160,875
Foreign currency, at value (cost $554,845)	557,867
Receivable for investments sold	196,125
Interest receivable	1,625,195
Receivable for Portfolio shares sold	124,340
Receivable for daily variation margin on open futures contracts	13,960
Unrealized appreciation on forward foreign currency exchange contracts	258,057
Other assets	3,087

Total assets	103,847,378

Liabilities
Payable for investments purchased	218,024
Payable upon return of securities loaned	19,149,101
Payable for Portfolio shares redeemed	4,722
Unrealized depreciation on forward foreign currency exchange contracts	837,337
Net payable on closed forward foreign currency exchange contracts	16,888
Accrued management fee	39,845
Other accrued expenses and payables	73,774

Total liabilities	20,339,691

Net assets, at value	$83,507,687

Net Assets
Net assets consist of:
Undistributed net investment income	7,007,553
Net unrealized appreciation (depreciation) on:
Investments	4,708,108
Foreign currency related transactions	(601,642)
Futures	58,039
Accumulated net realized gain (loss)	(199,809)
Paid-in capital	72,535,438

Net assets, at value	$83,507,687

Class A Shares
Net asset value, offering and redemption price per share ($62,098,917 ÷ 5,069,464 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.25

Class B Shares
Net asset value, offering and redemption price per share ($21,408,770 ÷ 1,758,421 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.17

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,689)	$34,413
Interest	4,278,030
Interest — Scudder Cash Management QP Trust	35,277
Securities lending income, including income from Daily Assets Fund Institutional	20,278

Total Income	4,367,998

Expenses:
Management fee	487,494
Custodian fees	56,035
Distribution service fees (Class B)	39,636
Record keeping fees (Class B)	18,869
Auditing	54,998
Legal	15,015
Trustees’ fees and expenses	385
Reports to shareholders	13,136
Other	4,204

Total expenses, before expense reductions	689,772

Expense reductions	(2,017)

Total expenses, after expense reductions	687,755

Net investment income	3,680,243

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	2,947,088
Futures	(15,609)
Written options	266,667
Foreign currency related transactions	(915,344)
2,282,802
Net unrealized appreciation (depreciation) during the period on:
Investments	62,129
Futures	52,237
Written options	(13,130)
Foreign currency related transactions	288,862
390,098

Net gain (loss) on investment transactions	2,672,900

Net increase (decrease) in net assets resulting from operations	$6,353,143

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$3,680,243	$2,379,002
Net realized gain (loss) on investment transactions	2,282,802	1,464,156
Net unrealized appreciation (depreciation) on investment transactions during the period	390,098	869,023
Net increase (decrease) in net assets resulting from operations	6,353,143	4,712,181
Distributions to shareholders from:
Net investment income
Class A	—	(853,600)
Net realized gains
Class A	(2,822,807)	(28,838)
Class B	(547,427)	—

Portfolio share transactions:

Class A
Proceeds from shares sold	13,206,141	39,373,917
Reinvestment of distributions	2,822,807	882,438
Cost of shares redeemed	(17,995,166)	(41,393,653)
Net increase (decrease) in net assets from Class A share transactions	(1,966,218)	(1,137,298)

Class B
Proceeds from shares sold	13,821,690	8,762,505
Reinvestment of distributions	547,427	—
Cost of shares redeemed	(2,371,956)	(662,224)
Net increase (decrease) in net assets from Class B share transactions	11,997,161	8,100,281
Increase (decrease) in net assets	13,013,852	10,792,726
Net assets at beginning of period	70,493,835	59,701,109

Net assets at end of period (including undistributed net investment income of $7,007,553 and $964,888, respectively)	$83,507,687	$70,493,835

Other Information
Class A
Shares outstanding at beginning of period	5,264,429	5,379,967
Shares sold	1,130,086	3,451,262
Shares issued to shareholders in reinvestment of distributions	247,832	78,789
Shares redeemed	(1,572,883)	(3,645,589)
Net increase (decrease) in Portfolio shares	(194,965)	(115,538)

Shares outstanding at end of period	5,069,464	5,264,429

Class B
Shares outstanding at beginning of period	701,718	—
Shares sold	1,213,237	759,236
Shares issued to shareholders in reinvestment of distributions	48,231	—
Shares redeemed	(204,765)	(57,518)
Net increase (decrease) in Portfolio shares	1,056,703	701,718

Shares outstanding at end of period	1,758,421	701,718

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$11.82	$11.10	$10.27	$9.86	$9.86

Income (loss) from investment operations:
Net investment income[c]	.58	.41	.45	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.39	.47	.68	.03	(.26)

Total from investment operations	.97	.88	1.13	.51	.25

Less distributions from:
Net investment income	—	(.15)	(.30)	(.10)	(.25)
Net realized gains on investment transactions	(.54)	(.01)	—	—	—

Total distributions	(.54)	(.16)	(.30)	(.10)	(.25)

Net asset value, end of period	$12.25	$11.82	$11.10	$10.27	$9.86

Total Return (%)	8.60	7.85	11.30	5.23	2.57

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	62	60	21	9
Ratio of expenses before expense reductions (%)	.84	.83	.73	.66	1.14
Ratio of expenses after expense reductions (%)	.84	.83	.73	.65	1.10
Ratio of net investment income (%)	4.99	3.60	4.26	4.76	5.26
Portfolio turnover rate (%)	210	160	65	27	154

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

Class B

	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$11.78	$11.44

Income (loss) from investment operations:
Net investment income[b]	.53	.17
Net realized and unrealized gain (loss) on investment transactions	.40	.17

Total from investment operations	.93	.34

Less distributions from:
Net realized gains on investment transactions	(.54)	—

Net asset value, end of period	$12.17	$11.78

Total Return (%)	8.27	2.97	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	8
Ratio of expenses (%)	1.22	1.26	*
Ratio of net investment income (%)	4.61	1.80	*
Portfolio turnover rate (%)	210	160

[a]	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Technology Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2004

☐ Scudder Technology Growth Portfolio — Class A

☐ Goldman Sachs Technology Index

☐ Russell 1000 Growth Index
The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

Scudder Technology Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,192	$9,635	$5,109	$9,079
	Average annual total return	1.92%	-1.23%	-12.57%	-1.69%
Goldman Sachs Technology Index	Growth of $10,000	$10,291	$9,477	$4,207	$6,948
	Average annual total return	2.91%	-1.77%	-15.90%	-6.22%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,678
	Average annual total return	6.30%	-.18%	-9.29%	-4.56%

Scudder Technology Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,148	$14,130
	Average annual total return			1.48%	14.81%
Goldman Sachs Technology Index	Growth of $10,000			$10,291	$14,144
	Average annual total return			2.91%	14.81%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Technology Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,018.10	$1,015.90
Expenses Paid per $1,000*	$4.27	$6.18

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.97	$1,019.08
Expenses Paid per $1,000*	$4.28	$6.19

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Technology Growth Portfolio	.84%	1.22%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Technology Growth Portfolio

Technology was the worst-performing sector in the US stock market during 2004. The portfolio returned 1.92% for the year ended December 31, 2004 (Class A shares, unadjusted for contract charges) compared with a return of 2.91% for the Goldman Sachs Technology Index and 6.30% for the Russell 1000 Growth Index. Performance was helped by our stock selection within software and communications equipment, but weak selection in semiconductors and our decision not to hold Apple Computer — one of the best-performing stocks in the tech sector — detracted.

The portfolio is overweight in communications equipment, a fast-growing area where we favor Qualcomm, Inc. (3.4% of total net assets as of December 31, 2004) and Research in Motion Ltd. (2.2% of total net assets). We are maintaining the portfolio’s overweight position in software, but we have reduced the portfolio’s risk profile by taking profits in some of its higher-beta* positions and boosting its weighting in Microsoft Corp. (8.1%). We are less enthusiastic on the prospects for hardware and equipment stocks, many of which have become commodity-oriented companies subject to pricing pressure and intense competition. The portfolio is also underweight in semiconductors — after being overweight in the group for much of the year — as well as Internet stocks, where we believe valuations are generally unattractive. Here, the portfolio owns only Yahoo!, Inc. (1.7%) and eBay, Inc. (2.3%). Within services, where the portfolio is underweight, it holds what we believe are higher-quality stocks such as Paychex, Inc. (2.2%) and Affiliated Computer Services, Inc. (1.5%). The portfolio also held an above-average weighting in cash at year-end to help ensure that we have the resources available to take advantage of any weakness in the broader market.

Overall, we are positive in the outlook for the tech sector, and the portfolio’s positioning reflects this. While earnings are indeed likely to slow in 2005, the environment should be generally favorable. We estimate that tech spending will rise in the neighborhood of 8% while earnings climb 10% to 15%. We believe the profit growth within the technology sector is likely to be higher than that for the market as a whole in 2005. This would mark a continuation of the trend that has been in place for the last 50 years, during which the tech sector has grown at twice the rate of the economy overall. Despite this favorable backdrop, market expectations are modest with respect to next year. This means there is less room for disappointment and more room for upside surprises. In this basis, we have positioned the portfolio in a more aggressive fashion in order to take advantage of a potential upward move in the group over the next six to 12 months.

*	Beta is a historical measure of a fund’s sensitivity to benchmark movements. A fund with a beta great than one is more volatile than its benchmark index. A fund with a beta less than one is less volatile than its benchmark index.

Ian Link Anne Meisner

Lead Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Technology Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	91%	100%
Cash Equivalents	9%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	96%	94%
Consumer Discretionary	3%	5%
Health Care	1%	—
Telecommunication Services	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Technology Growth Portfolio

	Shares	Value ($)
Common Stocks 91.5%
Consumer Discretionary 2.3%
Internet & Catalog Retail
eBay, Inc.*	49,300	5,732,604

Health Care 0.9%
Health Care Equipment & Supplies
Waters Corp.*	48,100	2,250,599

Information Technology 88.3%
Communications Equipment 17.0%
Avocent Corp.*	97,000	3,930,440
Cisco Systems, Inc.*	441,600	8,522,880
Comverse Technologies, Inc.*	54,800	1,339,860
Corning, Inc.*	398,100	4,685,637
LG Electronics, Inc.*	39,400	2,439,664
Motorola, Inc.	497,084	8,549,845
QUALCOMM, Inc.	198,816	8,429,798
Scientific-Atlanta, Inc.	125,000	4,126,250

		42,024,374

Computers & Peripherals 18.0%
ATI Technologies, Inc.* (d)	185,700	3,600,723
Dell, Inc.*	85,175	3,589,275
EMC Corp.*	882,300	13,119,801
Hewlett-Packard Co.	123,652	2,592,982
International Business Machines Corp.	53,700	5,293,746
Lexmark International, Inc. “A”*	51,125	4,345,625
QLogic Corp.*	87,700	3,221,221
Quanta Computer, Inc.	1,771,053	3,185,548
Research In Motion Ltd.*	65,200	5,373,784

		44,322,705

Electronic Equipment & Instruments 3.8%
Agilent Technologies, Inc.*	103,022	2,482,830
Flextronics International Ltd.*	293,800	4,060,316
Tektronix, Inc.	90,800	2,743,068

		9,286,214

Internet Software & Services 3.2%
Check Point Software Technologies Ltd.*	154,400	3,802,872
Yahoo!, Inc.*	110,900	4,178,712

		7,981,584

IT Consulting & Services 6.5%
Accenture Ltd. “A”*	163,900	4,425,300
Affiliated Computer Services, Inc. “A”*	59,500	3,581,305
Convergys Corp.*	164,800	2,470,352
Paychex, Inc.	160,008	5,453,073

		15,930,030

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 18.1%
Agere Systems, Inc. “B”*	351,100	473,985
Altera Corp.*	120,200	2,488,140
ASML Holding NV* (d)	92,737	1,475,446
Broadcom Corp. “A”*	146,658	4,734,120
Cypress Semiconductor Corp.* (d)	342,400	4,016,352
Intel Corp.	384,389	8,990,859
Linear Technology Corp.	66,940	2,594,594
Maxim Integrated Products, Inc.	81,937	3,473,309
Microchip Technology, Inc. (d)	126,100	3,361,826
National Semiconductor Corp.	338,700	6,079,665
Samsung Electronics Co., Ltd.	5,770	2,510,998
Xilinx, Inc.	153,000	4,536,450

		44,735,744

Software 21.7%
Amdocs Ltd.*	80,600	2,115,750
BEA Systems, Inc.* (d)	499,858	4,428,742
Electronic Arts, Inc.*	24,200	1,492,656
Intuit, Inc.*	75,813	3,336,530
Mercury Interactive Corp.*	41,600	1,894,880
Microsoft Corp.	744,446	19,884,152
Oracle Corp.*	795,500	10,914,260
TIBCO Software, Inc.*	215,600	2,876,104
VERITAS Software Corp.*	224,856	6,419,640

		53,362,714

Total Common Stocks (Cost $187,696,941)		225,626,568

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25%(c)(e) (Cost $5,561,905)	5,561,905	5,561,905

Cash Equivalents 9.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $22,140,384)	22,140,384	22,140,384

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $215,399,230) (a)	102.8	253,328,857

Other Assets and Liabilities	(2.8)	(6,895,317)

Net Assets	100.0	246,433,540

Notes to Scudder Technology Growth Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $239,836,561. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $13,492,296. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,153,678 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,661,382.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated Fund, is managed by Deutsche Asset Management, Inc. The rate shown is the seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $5,445,750 which is 2.2% of total net assets.

(e)	Represents collateral held in connection with securities lending.

At December 31, 2004, open written options were as follows:

Written Options	Contracts	Expiration Date	Strike Price	Value ($)
Call Options
eBay, Inc.	80	1/22/2005	115.00	36,000
Mercury Interactive Corp.	416	1/22/2005	47.50	33,280
TIBCO Software, Inc.	433	2/19/2005	12.50	67,115
VERITAS Software Corp.	903	1/22/2005	30.00	54,180
Put Options
Electronic Arts, Inc.	242	1/22/2005	57.50	15,730

Total outstanding written options (Premiums received $332,731)				206,305

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $187,696,941) — including $5,445,750 of securities loaned	$225,626,568
Investment in Daily Assets Fund Institutional (cost $5,561,905)*	5,561,905
Investment in Scudder Cash Management QP Trust (cost $22,140,384)	22,140,384

Total investments in securities, at value (cost $215,399,230)	253,328,857

Cash	27,131
Foreign currency, at value (cost $104,015)	111,288
Receivable for investments sold	352,259
Dividends receivable	120,147
Interest receivable	35,459
Receivable for Portfolio shares sold	517,044
Foreign taxes recoverable	274
Other assets	7,272

Total assets	254,499,731

Liabilities
Payable for investments purchased	1,851,702
Payable for Portfolio shares redeemed	190,668
Payable upon return of securities loaned	5,561,905
Written options, at value (premiums received $332,731)	206,305
Accrued management fee	154,431
Other accrued expenses and payables	101,180

Total liabilities	8,066,191

Net assets, at value	$246,433,540

Net Assets
Net assets consist of:
Undistributed net investment income	$950,616
Net unrealized appreciation (depreciation) on:
Investments	37,929,627
Written options	126,426
Foreign currency related transactions	7,714
Accumulated net realized gain (loss)	(284,804,711)
Paid-in capital	492,223,868

Net assets, at value	$246,433,540

Class A
Net Asset Value, offering and redemption price per share ($230,078,244 ÷ 25,536,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.01

Class B
Net Asset Value, offering and redemption price per share ($16,355,296 ÷ 1,832,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $42,228)	$2,956,147
Interest — Scudder Cash Management QP Trust	113,602
Securities lending income, including income from Daily Assets Fund Institutional	12,349

Total Income	3,082,098

Expenses:
Management fee	1,826,919
Custodian and accounting fees	97,218
Distribution service fees (Class B)	34,701
Record keeping fees (Class B)	18,084
Auditing	37,107
Legal	14,160
Trustees’ fees and expenses	6,806
Reports to shareholders	26,613
Other	20,030

Total expenses, before expense reductions	2,081,638

Expense reductions	(2,610)

Total expenses, after expense reductions	2,079,028

Net investment income (loss)	1,003,070

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	12,475,351
Written options	2,227,923
Foreign currency related transactions	(12,526)
14,690,748
Net unrealized appreciation (depreciation) during the period on:
Investments	(13,058,442)
Written options	126,426
Foreign currency related transactions	7,714
(12,924,302)

Net gain (loss) on investment transactions	1,766,446

Net increase (decrease) in net assets resulting from operations	$2,769,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,003,070	$(1,109,123)
Net realized gain (loss)	14,690,748	(64,854,046)
Net unrealized appreciation (depreciation) on investment transactions during the period	(12,924,302)	148,935,889
Net increase (decrease) in net assets resulting from operations	2,769,516	82,972,720
Portfolio share transactions:

Class A
Proceeds from shares sold	32,575,554	51,551,950
Cost of shares redeemed	(61,621,741)	(94,728,478)
Net increase (decrease) in net assets from Class A share transactions	(29,046,187)	(43,176,528)

Class B
Proceeds from shares sold	7,002,084	9,021,390
Cost of shares redeemed	(1,720,967)	(349,231)
Net increase (decrease) in net assets from Class B share transactions	5,281,117	8,672,159
Increase (decrease) in net assets	(20,995,554)	48,468,351
Net assets at beginning of period	267,429,094	218,960,743

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $950,616 and $2,800, respectively)	$246,433,540	$267,429,094

Other Information

Class A
Shares outstanding at beginning of period	29,035,542	36,318,161
Shares sold	3,753,123	7,017,960
Shares redeemed	(7,252,203)	(14,300,579)
Net increase (decrease) in Portfolio shares	(3,499,080)	(7,282,619)

Shares outstanding at end of period	25,536,462	29,035,542

Class B
Shares outstanding at beginning of period	1,217,540	51,379
Shares sold	821,254	1,206,790
Shares redeemed	(206,672)	(40,629)
Net increase (decrease) in Portfolio shares	614,582	1,166,161

Shares outstanding at end of period	1,832,122	1,217,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$6.02	$9.36	$13.87	$17.77

Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.04)	(.03)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	.13	2.86	(3.30)	(4.50)	(3.84)
Total from investment operations	.17	2.82	(3.33)	(4.49)	(3.80)
Less distributions from:
Net investment income	—	—	(.01)	(.02)	—
Net realized gains on investment transactions	—	—	—	—	(.10)

Total distributions	—	—	(.01)	(.02)	(.10)

Net asset value, end of period	$9.01	$8.84	$6.02	$9.36	$13.87

Total Return (%)	1.92	46.84	(35.52)	(32.39)	(21.57)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	257	219	351	270
Ratio of expenses (%)	.83	.86	.80	.81	.82
Ratio of net investment income (loss) (%)	.43	(.50)	(.37)	.12	.21
Portfolio turnover rate (%)	112	66	64	56	107

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.80	$6.01	$6.32

Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.12	2.86	(.29)

Total from investment operations	.13	2.79	(.31)

Net asset value, end of period	$8.93	$8.80	$6.01

Total Return (%)	1.48	46.42	(4.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	11	.3
Ratio of expenses before expense reductions (%)	1.22	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.21	1.25	1.06	*
Ratio of net investment income (loss) (%)	.05	(.89)	(.79	)*
Portfolio turnover rate (%)	112	66	64

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Information About Your Portfolio’s Expenses

Scudder Templeton Foreign Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period (November 15, 2004) ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,056.00	$1,056.00
Expenses Paid per $1,000*	$1.47	$1.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 11/15/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,004.87	$1,004.62
Expenses Paid per $1,000*	$1.43	$1.69

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 15, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Templeton Foreign Value Portfolio	1.14%	1.34%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Templeton Foreign Value Portfolio

Global equity markets ended 2004 on a positive note. They registered the second consecutive year of strong gains, after three years of declines. In the fourth quarter, a broad-based rally in global markets changed the pattern of relatively flat returns that characterized the earlier part of 2004. Increasing energy prices had impacted the outlook for global inflation and corporate profit growth for most of the past year. However, investors saw hope of stabilization. In addition, investor sentiment improved because the previously feared hard landing in the Chinese economy appeared unlikely and the US presidential election ended without incident. These factors contributed to the year-end rally.

Against this macroeconomic background, the portfolio posted a return of 5.6% (Class A shares, unadjusted for contract charges) for the period since inception (November 15, 2004) to December 31, 2004 versus the MSCI AC World ex US Index return of 6.1%. The portfolio benefited from strong stock selection in energy and healthcare sectors, with contributors to return in these sectors including Repsol YPF, SA in Spain, ENI SpA in Italy and GlaxoSmithKline in the United Kingdom. On the contrary, stock selection lagged in telecommunication services and industrials sectors during the period. Weak performers included BAE Systems and Rolls-Royce Group in the United Kingdom.

In summary, we believe the economic and corporate framework has remained positive for global equity markets. However, at this stage in the economic cycle (the current recovery is about three and a half years old) it should not be surprising to see a pause. At Templeton our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter in 2005, we should continue to find “bargain” securities. This has been our experience for more than sixty years.

Antonio Docal, CFA

Lead Portfolio Manager

Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI ACWI (All Country World Index) World ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI ex US consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Templeton Foreign Value Portfolio

Asset Allocation	12/31/04
Common Stocks	95%
Cash Equivalents	5%

100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04
Financials	23%
Industrials	14%
Consumer Discretionary	13%
Materials	11%
Telecommunication Services	10%
Energy	7%
Information Technology	6%
Health Care	6%
Utilities	5%
Consumer Staples	5%

100%

Geographical (Excludes Cash Equivalents)	12/31/04
Europe (excluding United Kingdom)	44%
United kingdom	24%
Japan	11%
Pacific Basin	10%
Latin America	2%
Australia	3%
Other	6%

100%

Asset allocation, sector diversification and geographical are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 45. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Templeton Foreign Value Portfolio

	Shares	Value ($)
Common Stocks 94.3%
Australia 3.0%
Alumina Ltd.	8,590	39,998
AMP Ltd.	9,130	51,960
National Australia Bank Ltd.	3,410	77,039

(Cost $160,468)		168,997

Bermuda 1.0%
ACE Ltd. (Cost $49,604)	1,280	54,720

Brazil 1.3%
Companhia Vale do Rio Doce (ADR)	1,230	29,988
Empresa Brasiliera de Aeronautica SA (ADR)	1,330	44,475

(Cost $62,913)		74,463

Canada 1.8%
Alcan, Inc.	970	47,603
BCE, Inc.	2,090	50,447

(Cost $100,222)		98,050

Cayman Island 0.9%
XL Capital Ltd. “A” (Cost $50,432)	670	52,025

Denmark 0.4%
ISS AS (Cost $24,943)	430	24,004

Finland 2.4%
Stora Enso Oyj	4,510	68,885
UPM-Kymmene Oyj	2,980	66,267

(Cost $129,302)		135,152

France 6.2%
Accor SA	580	25,393
Axa	2,150	53,129

Compagnie Generale des Etablissements Michelin “B”	640	41,052
Sanofi-Aventis	1,020	81,522
Suez SA	1,620	43,203
Total SA	290	63,345
Valeo SA	900	37,678

(Cost $324,155)		345,322

Germany 6.9%
BASF AG	1,350	97,254
Bayer AG	2,010	68,138
Deutsche Post AG	3,940	90,507
E.ON AG	900	82,036
Volkswagen AG	990	44,878

(Cost $354,100)		382,813

Hong Kong 2.7%
Cheung Kong (Holdings) Ltd.	6,000	60,018
Hutchison Whampoa Ltd.	5,000	46,798
Swire Pacific Ltd. “A”	5,000	41,813

(Cost $132,553)		148,629

Israel 1.0%
Check Point Software Technologies Ltd. (Cost $49,704)	2,160	53,201

	Shares	Value ($)
Italy 2.4%
Eni SpA	3,120	78,117
Riunione Adriatica di Sicurta SpA	2,360	53,378

(Cost $123,973)		131,495

Japan 10.2%
East Japan Railway Co.	12	66,751
Fuji Photo Film Co., Ltd.	1,100	40,148
Hitachi Ltd.	8,000	55,431
KDDI Corp.	6	32,322
NEC Corp.	7,000	43,515
Nintendo Co., Ltd.	400	50,239
Nippon Telegraph & Telephone Corp.	14	62,848
Nomura Holdings, Inc.	3,000	43,740
Olympus Corp.	1,000	21,323
Sompo Japan Insurance, Inc.	5,000	50,942
Sony Corp.	1,700	65,697
Takeda Chemical Industries, Ltd.	700	35,249

(Cost $536,587)		568,205

Korea 4.7%
Kookmin Bank (ADR)	990	38,689
Korea Electric Power Corp. (ADR)	2,050	27,142
POSCO (ADR)	610	27,163
Samsung Electronics Co., Ltd. (GDR), 144A	530	116,070

SK Telecom Co., Ltd. (ADR)	2,250	50,063

(Cost $246,948)		259,127

Mexico 1.0%
Telefonos de Mexico SA de CV “L”, (ADR) (Cost $49,754)	1,380	52,882

Netherlands 7.1%
Akzo Nobel NV	1,550	66,112
ING Groep NV	3,210	97,125
Koninklijke (Royal) Philips Electronics NV	2,940	77,966
Reed Elsevier NV	2,720	37,082
Unilever NV	1,000	67,052
Wolters Kluwer NV	2,520	50,592

(Cost $372,976)		395,929

Norway 1.5%
Norske Skogindustrier ASA	1,450	31,362
Telenor ASA	5,800	52,670

(Cost $78,387)		84,032

Portugal 1.0%
Portugal Telecom SGPS SA (Registered) (Cost $49,550)	4,280	52,940

Singapore 0.9%
DBS Group Holdings Ltd. (Cost $49,727)	5,000	49,314

Spain 5.3%
Banco Popular Espanol SA	850	56,035
Endesa SA	1,170	27,496
Iberdrola SA	2,210	56,174

	Shares	Value ($)
Repsolf YPF SA	3,310	86,203
Telefonica SA (ADR)*	1,230	69,495

(Cost $259,579)		295,403

Sweden 4.7%
Atlas Copco AB “A”	1,130	51,013
Nordea Bank AB	9,450	95,276
Securitas AB “B”	3,940	67,590
Volvo AB “B”	1,240	49,168

(Cost $247,891)		263,047

Switzerland 4.0%
Lonza Group AG (Registered)	690	38,836
Nestle SA (Registered)	240	62,791
Swiss Re (Registered)	740	52,778
UBS AG (Registered)	780	65,406

(Cost $211,475)		219,811

Taiwan 1.5%
Chunghwa Telecom Co., Ltd. (ADR)	1,920	40,416
Compal Electronics, Inc. (GDR), 144A	8,540	42,444

(Cost $80,647)		82,860

United Kingdom 22.4%
Alliance Unichem PLC	3,000	43,457
BAE Systems PLC	13,350	59,079
Boots Group PLC	4,050	50,969
BP PLC	7,550	73,636
British Airways PLC*	8,840	39,884
British Sky Broadcasting Group PLC	6,080	65,602
Cadbury Schweppes PLC	6,720	62,574

	Shares	Value ($)
Compass Group PLC	11,220	53,046
GKN PLC	5,680	25,790
GlaxoSmithKline PLC	2,850	66,865
HSBC Holdings PLC	2,800	47,911
Lloyds TSB Group PLC	7,740	70,288
National Grid Transco PLC	4,370	41,614
Pearson PLC	4,210	50,800
Rentokil Initial PLC	23,320	66,151
Rolls-Royce Group PLC	12,680	60,131
Royal Bank of Scotland Group PLC	2,900	97,546
Shell Transport & Trading Co., PLC	7,610	64,870
Shire Pharmaceuticals Group PLC*	5,080	53,350
Smiths Group PLC	3,460	54,604
Vodafone Group PLC	23,780	64,488
Yell Group PLC	3,260	27,539

(Cost $1,190,667)		1,240,194

Total Common Stocks (Cost $4,936,557)		5,232,615

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $267,785)	267,785	267,785

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $5,204,342) (a)	99.1	5,500,400

Other Assets and Liabilities	0.9	47,473

Net Assets	100.0	5,547,873

Notes to Scudder Templeton Foreign Value Portfolio

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $5,207,475. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $292,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $307,528 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,603.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $4,936,557)	$5,232,615
Scudder Cash Management QP Trust (cost $267,785)	267,785

Total investments in securities, at value (cost $5,204,342)	5,500,400

Dividends receivable	7,793
Interest receivable	256
Receivable for Portfolio shares sold	64,072
Foreign taxes recoverable	95
Due from Advisor	26,114

Total assets	5,598,730

Liabilities
Due to custodian bank	16,116
Payable for investments purchased	5,685
Other accrued expenses and payables	29,056

Total liabilities	50,857

Net assets, at value	$5,547,873

Net Assets
Net assets consist of:
Accumulated net investment loss	(3,133)
Net unrealized appreciation (depreciation) on:
Investments	296,058
Foreign currency related transactions	28
Paid-in capital	5,254,920

Net assets, at value	$5,547,873

Class A

Net Asset Value, offering and redemption price per share ($2,641,026 ÷ 250,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.56

Class B

Net Asset Value, offering and redemption price per share ($2,906,847 ÷ 275,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.56

Statement of Operations

for the period ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,216)	$8,310
Interest — Scudder Cash Management QP Trust	1,905

Total Income	10,215

Expenses:
Management fee	6,260
Custodian and accounting fees	14,490
Distribution service fees (Class B)	846
Record keeping fees (Class B)	507
Auditing	24,015
Legal	828
Trustees’ fees and expenses	180
Reports to shareholders	1,012
Offering cost	1,150
Other	720

Total expenses, before expense reductions	50,008

Expense reductions	(41,813)

Total expenses, after expense reductions	8,195

Net investment income (loss)	2,020

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from foreign currency related transactions	(8,340)
Net unrealized appreciation (depreciation) during the period on:
Investments	296,058
Foreign currency related transactions	28
296,086

Net gain (loss) on investment transactions	287,746

Net increase (decrease) in net assets resulting from operations	$289,766

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$2,020
Net realized gain (loss) on investment transactions	(8,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	296,086
Net increase (decrease) in net assets resulting from operations	289,766

Portfolio share transactions:

Class A
Proceeds from shares sold	2,500,000
Net increase (decrease) in net assets from Class A share transactions	2,500,000

Class B
Proceeds from shares sold	2,758,419
Cost of shares redeemed	(312)
Net increase (decrease) in net assets from Class B share transactions	2,758,107
Increase (decrease) in net assets	5,547,873
Net assets at beginning of period	—

Net assets at end of period (including accumulated net investment loss of $3,133)	$5,547,873

Other Information

Class A
Shares outstanding at beginning of period	—
Shares sold	250,000
Net increase in Portfolio shares	250,000

Shares outstanding at end of period	250,000

Class B
Shares outstanding at beginning of period	—
Shares sold	275,257
Shares redeemed	(30)
Net increase in Portfolio shares	275,227

Shares outstanding at end of period	275,227

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.55

Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)[c]	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.34	*
Ratio of expenses after expense reductions (%)	1.14	*
Ratio of net investment income (loss) (%)	.41	*
Portfolio turnover rate (%)	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	—
Net realized and unrealized gain (loss) on investment transactions	.56

Total from investment operations	.56

Net asset value, end of period	$10.56

Total Return (%)[c]	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	7.74	*
Ratio of expenses after expense reductions (%)	1.34	*
Ratio of net investment income (loss) (%)	.21	*
Portfolio turnover rate (%)	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

Scudder Total Return Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1994 to 12/31/2004

☐ Scudder Total Return Portfolio — Class A ☐ S&P 500 Index ☐ Lehman Brothers Aggregate Bond Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

Scudder Total Return Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,664	$10,684	$9,769	$22,787
	Average annual total return	6.64%	2.23%	-.47%	8.58%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%

Scudder Total Return Portfolio				1-Year	Life of Class*
Class B	Growth of $10,000			$10,626	$11,977
	Average annual total return			6.26%	7.47%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,434	$11,539
	Average annual total return			4.34%	5.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

Scudder Total Return Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,044.80	$1,043.00
Expenses Paid per $1,000*	$2.97	$4.91

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.23	$1,020.33
Expenses Paid per $1,000*	$2.93	$4.85

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Total Return Portfolio	.58%	.96%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

Scudder Total Return Portfolio

In order to efficiently access the type of returns that Scudder Total Return Portfolio investors expect, we have broadened the investment universe for this portfolio. In the past, the portfolio’s investment strategy consisted of a rather simple combination of US large-capitalization growth stocks and core US bonds. The Board approved broadening the investment universe to include US large-cap value stocks, US small-cap stocks, high-yield bonds, international bonds and emerging-market bonds. The asset-allocation mix will be determined by the portfolio management team on a monthly basis. In support, the Advanced Research and Quantitative Strategies group at Deutsche Asset Management will process the portfolio through a quantitatively based risk management model. The model will seek to manage risk, keeping it at a modest level across the underlying strategies.

Stocks and bonds both generated positive returns in 2004. In the equity market, strong corporate earnings helped small caps outperform large caps, while value outpaced growth. Bonds produced a higher return than would typically be expected given that the Federal Reserve raised interest rates from 1.00% to 2.25% during the year. Longer-term bonds outperformed shorter-term paper, while corporate issues bested Treasuries. Against this backdrop, the portfolio returned 6.64% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004. Its benchmarks, the S&P 500 index and the Lehman Brothers Aggregate Bond Index (LBAB), returned 10.88% and 4.34%, respectively, for the same period.

An overweight in energy, along with good selection within the group, was beneficial. Here, we continue to favor equipment and service companies. In fixed income, positions in corporates, international bonds and asset-backed securities added value amid an environment in which investors were thirsty for yield.

In the equity portion of the portfolio, weak stock selection and an overweight in information technology made the largest negative contribution to performance during the year. The portfolio’s current positioning within technology emphasizes consistent earners over cyclical companies, reflecting our view that industry profit growth is likely to slow. We also decreased our overall weighting in technology based on this belief. Selections within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted. High levels of consumer debt and the current rising interest rate environment threatens the performance of many financial services companies and has led us to reduce our exposure to the financial sectors. Looking ahead, we will continue to focus on higher-quality growth stocks and fundamentally sound, reasonably value fixed-income securities.

Julie M. Van Cleave J. Christopher Gagnier

Andrew P. Cestone Brett Diment

Thomas F. Sassi Arnim S. Holzer

Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Total Return Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	60%	61%
Corporate Bonds	11%	10%
Collateralized Mortgage Obligations	7%	10%
Foreign Bonds — US$ Denominated	5%	3%
US Government Backed	4%	3%
Asset Backed	3%	4%
Cash Equivalents	3%	2%
Municipal Investments	2%	2%
Commercial and Non-Agency Mortgage Backed Securities	2%	—
US Government Agency Sponsored Pass-Throughs	1%	1%
Government National Mortgage Association	1%	—
Foreign Bonds — Non US$ Denominated	1%	—
Government Sponsored Agencies	—	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	19%	11%
Information Technology	19%	26%
Health Care	16%	22%

Consumer Discretionary	12%	14%
Industrials	11%	8%
Energy	9%	6%
Consumer Staples	8%	11%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

Scudder Total Return Portfolio

	Shares	Value ($)
Common Stocks 60.0%
Consumer Discretionary 7.3%
Auto Components 0.0%
Tenneco Automotive, Inc.,*	17,700	305,148

Automobiles 0.5%
Harley-Davidson, Inc.	43,400	2,636,550
Monaco Coach Corp.	16,400	337,348

		2,973,898

Distributors 0.0%
Handleman Co.	2,200	47,256

Hotels Restaurants & Leisure 1.2%
Alliance Gaming Corp.*	28,300	390,823
Ameristar Casinos, Inc.	7,600	327,636
California Pizza Kitchen, Inc.*	15,200	349,600
CEC Entertainment, Inc.*	12,100	483,637
International Game Technology	53,300	1,832,454
Landry’s Restaurants, Inc.	13,800	401,028
McDonald’s Corp.	59,900	1,920,394

YUM! Brands, Inc.	40,000	1,887,200

		7,592,772

Household Durables 0.1%
American Woodmark Corp.	3,100	135,408
Fortune Brands, Inc.	7,300	563,414

		698,822

Internet & Catalog Retail 0.3%
eBay, Inc.*	16,800	1,953,504
J. Jill Group, Inc.*	14,900	221,861

		2,175,365

Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	7,200	190,944
RC2 Corp.*	11,300	368,380

		559,324

Media 1.3%
aQuantive Inc.*	7,400	66,156
Comcast Corp. “A”*	45,600	1,497,504
McGraw-Hill Companies, Inc.	24,600	2,251,884
Mediacom Communications Corp. “A”*	25,400	158,750
Omnicom Group, Inc.	28,800	2,428,416
Reader’s Digest Association, Inc.	32,600	453,466
Salem Communications Corp. “A”*	2,400	59,880
Viacom, Inc. “B”	41,439	1,507,965

		8,424,021

Multiline Retail 1.4%
Family Dollar Stores, Inc.	95,900	2,994,957
Kirkland’s, Inc.*	3,700	45,473
Kohl’s Corp.*	15,500	762,135
May Department Stores Co.	81,600	2,399,040
Target Corp.	68,600	3,562,398

		9,764,003

Specialty Retail 2.2%
Aeropostale, Inc.*	9,500	279,585
Bed Bath & Beyond, Inc.*	13,300	529,739

	Shares	Value ($)
Cato Corp. “A”	14,800	426,536
Charlotte Russe Holding, Inc.*	23,100	233,310
Charming Shoppes, Inc.*	33,500	313,895
Dick’s Sporting Goods, Inc.*	2,300	80,845
GameStop Corp.*	2,400	53,664
Home Depot, Inc.	11,500	491,510
Limited Brands	98,500	2,267,470
Lowe’s Companies, Inc.	87,700	5,050,643
Sherwin-Williams Co.	58,500	2,610,855

Stage Stores, Inc.*	2,800	116,256
Staples, Inc.	35,900	1,210,189
Stein Mart, Inc.*	17,800	303,668
Too, Inc.*	14,700	359,562
Trans World Entertainment Corp.*	4,600	57,362

		14,385,089

Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	600	21,168
Guess?, Inc.*	21,000	263,550
Phillips-Van Heusen Corp.	1,600	43,200
Skechers USA, Inc. “A”*	23,200	300,672
Wolverine World Wide, Inc.	15,300	480,726

		1,109,316

Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc. “A”*	4,800	102,096
PepsiCo, Inc.	72,720	3,795,984

		3,898,080

Food & Staples Retailing 1.1%
Nash-Finch Co.	6,600	249,216
Pantry, Inc.*	12,700	382,143
Wal-Mart Stores, Inc.	89,100	4,706,262
Walgreen Co.	49,800	1,910,826

		7,248,447

Food Products 2.0%
ConAgra Foods, Inc.	99,200	2,921,440
Dean Foods Co.*	12,700	418,465
General Mills, Inc.	73,400	3,648,714
Hershey Foods Corp.	21,800	1,210,772
Kellogg Co.	29,200	1,304,072
Lance, Inc.	21,800	414,854
Sara Lee Corp.	120,100	2,899,214

		12,817,531

Household Products 1.3%
Colgate-Palmolive Co.	25,700	1,314,812
Hooker Furniture Corp.	8,300	188,410
Kimberly-Clark Corp.	54,000	3,553,740
Procter & Gamble Co.	66,300	3,651,804

		8,708,766

Personal Products 0.0%
Elizabeth Arden, Inc.*	12,600	299,124

Energy 5.2%
Energy Equipment & Services 1.2%
Baker Hughes, Inc.	45,100	1,924,417
Cal Dive International, Inc.*	10,400	423,800

	Shares	Value ($)
Nabors Industries Ltd.*	36,800	1,887,472
Offshore Logistics, Inc.*	1,000	32,470
Schlumberger Ltd.	33,300	2,229,435
Transocean, Inc.*	21,800	924,102

		7,421,696

Oil & Gas 4.0%
BP PLC (ADR)	34,500	2,014,800
Burlington Resources, Inc.	45,400	1,974,900
Callon Petroleum Co.*	9,800	141,708
ChevronTexaco Corp.	45,700	2,399,707
Cimarex Energy Co.*	12,200	462,380
Comstock Resources, Inc.*	18,400	405,720
ConocoPhillips	44,900	3,898,667
Devon Energy Corp.	56,200	2,187,304
EOG Resources, Inc.	27,800	1,983,808
ExxonMobil Corp.	98,600	5,054,236
Houston Exploration Co.*	8,500	478,635
Meridian Resource Corp.*	27,500	166,375
Overseas Shipholding Group, Inc.	8,200	452,640
Remington Oil & Gas Corp.*	15,500	422,375
Royal Dutch Petroleum Co. (NY Shares)	45,000	2,582,100
Southwestern Energy Co.*	10,400	527,176
Tesoro Petroleum Corp.*	11,200	356,832
Vintage Petroleum, Inc.	17,000	385,730
Whiting Petroleum Corp.*	14,200	429,550

		26,324,643

Financials 11.6%
Banks 4.8%
AmSouth Bancorp.	63,900	1,655,010
BancFirst Corp.	400	31,592
Bank of America Corp.	173,200	8,138,668
Banner Corp.	4,900	152,831
BB&T Corp.	44,700	1,879,635
Capital Bancorp., Ltd.	500	17,610
Central Pacific Financial Corp.	500	18,085
Citizens Banking Corp.	2,700	92,745
CoBiz, Inc.	1,200	24,360
Columbia Banking Systems, Inc.	3,100	77,469
Community Bank System, Inc.	2,500	70,625
CVB Financial Corp.	9,000	239,040
Dime Community Bancshares	2,200	39,402
Downey Financial Corp.	4,500	256,500
Fidelity Bancshares, Inc.	4,700	200,972
First BanCorp.	9,300	590,643

First Community Bancorp.	2,400	102,480
FirstFed Financial Corp.*	9,200	477,204
Frontier Financial Corp.	1,600	61,776
Hanmi Financial Corp.	7,900	283,926
Harbor Florida Bancshares, Inc.	6,600	228,426
Independent Bank Corp.	1,400	47,250
Integra Bank Corp.	2,200	50,842
MBT Financial Corp.	1,300	30,251
National City Corp.	53,500	2,008,925
National Penn Bancshares, Inc.	800	22,160
Pacific Capital Bancorp.	1,100	37,389
PNC Financial Services Group	71,300	4,095,472
Prosperity Bancshares, Inc.	2,000	58,420

	Shares	Value ($)
Provident Bankshares Corp.	3,000	109,110
Republic Bancorp, Inc. “A”	1,200	30,840
Republic Bancorp., Inc.	19,500	297,960
Silicon Valley Bancshares*	11,400	510,948
Southwest Bancorporation of Texas, Inc.	3,100	72,199
Sterling Bancshares, Inc.	16,900	241,163
Sterling Financial Corp.*	3,700	145,262
SunTrust Banks, Inc.	27,100	2,002,148
Texas Capital Bancshares, Inc.*	2,300	49,726
TierOne Corp.	3,500	86,975
Trustmark Corp.	5,800	180,206
Umpqua Holdings Corp.	3,300	83,193
United Community Banks, Inc.	1,000	26,930
US Bancorp.	88,900	2,784,348
Wachovia Corp.	64,000	3,366,400
WesBanco, Inc.	3,100	99,107
Westamerica Bancorp.	6,400	373,184
WSFS Financial Corp.	3,800	229,216

		31,678,623

Capital Markets 1.3%
Bear Stearns Companies, Inc.	21,400	2,189,434
Goldman Sachs Group, Inc.	8,200	853,128
Investment Technology Group, Inc.*	8,000	160,000
Lehman Brothers Holdings, Inc.	10,600	927,288
Merrill Lynch & Co., Inc.	46,500	2,779,305
Morgan Stanley	28,100	1,560,112

		8,469,267

Consumer Finance 0.6%
American Express Co.	64,800	3,652,776

Diversified Financial Services 2.9%
Accredited Home Lenders Holding Co.*	8,400	417,312
ASTA Funding, Inc.	5,000	134,200
Bank Mutual Corp.	3,100	37,727
Chemical Financial Corp.	2,200	94,424
Citigroup, Inc.	184,299	8,879,526
F.N.B. Corp.	4,100	83,476
Fannie Mae	32,500	2,314,325
Freddie Mac	30,400	2,240,480
JPMorgan Chase & Co.	118,300	4,614,883

		18,816,353

Insurance 1.3%
AFLAC, Inc.	39,600	1,577,664
Allstate Corp.	48,600	2,513,592
American International Group, Inc.	56,737	3,725,919
American Physicians Capital, Inc.*	1,000	36,020
Commerce Group, Inc.	3,100	189,224
FPIC Insurance Group, Inc.*	3,200	113,216
Navigators Group, Inc.*	1,900	57,209
UICI	4,700	159,330
Zenith National Insurance Corp.	10,000	498,400

		8,870,574

Real Estate 0.7%
American Financial Realty Trust (REIT)	6,400	103,552
Amli Residential Properties Trust (REIT)	4,700	150,400

	Shares	Value ($)
Bedford Property Investors, Inc. (REIT)	2,600	73,866
CarrrAmerica Realty Corp. (REIT)	7,000	231,000
Colonial Properties Trust (REIT)	2,400	94,248
Commercial Net Lease Realty (REIT)	7,200	148,320
Cornerstone Realty Income Trust, Inc. (REIT)	4,900	48,902
Corporate Office Properties Trust (REIT)	6,700	196,645
Cousins Properties, Inc. (REIT)	4,600	139,242
EastGroup Properties, Inc. (REIT)	1,800	68,976
Essex Property Trust, Inc. (REIT)	2,900	243,020
FelCor Lodging Trust, Inc. (REIT)*	9,300	136,245
Gables Residential Trust (REIT)	5,100	182,529
Glenborough Realty Trust, Inc. (REIT)	3,600	76,608
Glimcher Realty Trust (REIT)	3,200	88,672
Healthcare Realty Trust, Inc. (REIT)	5,900	240,130
Heritage Property Investment Trust (REIT)	4,700	150,823
Highwoods Properties, Inc. (REIT)	8,100	224,370
Jones Lang Lasalle, Inc.*	1,000	37,410
Kilroy Realty Corp. (REIT)	4,300	183,825
Kramont Realty Trust (REIT)	1,000	23,400

Lexington Corporate Properties Trust (REIT)	8,400	189,672
LTC Properties, Inc. (REIT)	1,300	25,883
Nationwide Health Properties, Inc. (REIT)	9,500	225,625
Newcastle Investment Corp. (REIT)	6,100	193,858
OMEGA Healthcare Investors, Inc. (REIT)	2,500	29,500
Parkway Properties, Inc. (REIT)	3,100	157,325
Prentiss Properties Trust (REIT)	2,600	99,320
Senior Housing Properties Trust (REIT)	9,700	183,718
Sun Communities, Inc. (REIT)	4,100	165,025
Town & Country Trust (REIT)	1,200	33,156
Trammell Crow Co.*	3,200	57,952
Urstadt Biddle Properties, Inc. (REIT)	1,200	20,460
Washington Real Estate Investment Trust (REIT)	6,200	209,994

		4,433,671

Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.*	14,100	904,515
Biogen Idec, Inc.*	24,900	1,658,589
deCODE genetics, Inc.*	11,900	92,939
Enzon Pharmaceuticals, Inc.*	19,300	264,796
Genentech, Inc.*	70,500	3,838,020
Gilead Sciences, Inc.*	63,000	2,204,370
Regeneron Pharmaceuticals, Inc.*	13,200	121,572
Third Wave Technologies*	24,300	208,980

		9,293,781

Health Care Equipment & Supplies 2.4%
Align Technology, Inc.*	19,600	210,700
Alliance Imaging, Inc.*	9,300	104,625
Baxter International, Inc.	154,600	5,339,884
Biosite, Inc.*	5,100	313,854
Boston Scientific Corp.*	44,000	1,564,200
C.R. Bard, Inc.	17,600	1,126,048

	Shares	Value ($)
Closure Medical Corp.*	5,900	115,050
Haemonetics Corp.*	11,500	416,415
Hospira, Inc.*	6,450	216,075
Medtronic, Inc.	44,300	2,200,381
Palomar Medical Technologies, Inc.*	5,000	130,350
PolyMedica Corp.	8,700	324,423
VISX, Inc.*	7,009	181,323
Waters Corp.*	17,800	832,862
Zimmer Holdings, Inc.*	36,300	2,908,356

		15,984,546

Health Care Providers & Services 1.2%
Allscripts Healthcare Solutions, Inc.*	10,500	112,035
Amedisys, Inc. “L”*	10,600	343,334
Centene Corp.*	13,600	385,560
Cerner Corp.*	6,000	319,020
Chemed Corp.	6,000	402,660
Genesis HealthCare Corp.*	1,100	38,533
Healthcare Service Group, Inc.	1,800	37,512
IDX Systems Corp.*	9,800	337,708
Lifeline Systems, Inc.*	2,800	72,128
MedCath Corp.*	8,600	211,904
Merge Technologies, Inc.*	6,500	144,625
Option Care, Inc.	16,500	283,635
PDI, Inc.*	7,700	171,556
RehabCare Group, Inc.*	5,200	145,548
Res-Care, Inc.*	20,500	312,010
SFBC International, Inc.*	7,800	308,100
UnitedHealth Group, Inc.	47,100	4,146,213

		7,772,081

Pharmaceuticals 4.8%
Abbott Laboratories	129,600	6,045,840
Alpharma, Inc. “A”	16,900	286,455
Bone Care International, Inc.*	2,300	64,055
Bristol-Myers Squibb Co.	160,400	4,109,448
Connetics Corp.*	12,700	308,483
Eli Lilly & Co.	20,800	1,180,400
First Horizon Pharmaceutical Corp.*	7,600	173,964
Johnson & Johnson	129,666	8,223,417
Kos Pharmaceuticals, Inc.*	5,700	214,548
Noven Pharmaceuticals, Inc.*	13,400	228,604
Perrigo Co.	20,300	350,581
Pfizer, Inc.	226,475	6,089,913
POZEN, Inc.*	22,100	160,667
Rigel Pharmaceuticals, Inc.*	7,500	183,150
United Therapeutics Corp.*	8,900	401,835
USANA Health Sciences, Inc.*	1,400	47,880
Valeant Pharmaceuticals International	13,600	358,360
Wyeth	65,300	2,781,127

		31,208,727

Industrials 6.7%
Aerospace & Defense 1.2%
DRS Technologies, Inc.*	1,800	76,878
HEICO Corp.	5,600	126,504
Honeywell International, Inc.	117,000	4,142,970
Teledyne Technologies, Inc.*	4,500	132,435
United Technologies Corp.	34,000	3,513,900

		7,992,687

	Shares	Value ($)
Air Freight & Logistics 0.4%
FedEx Corp.	22,500	2,216,025

Airlines 0.1%
Frontier Airlines, Inc.*	19,200	219,072
Pinnacle Airlines Corp.*	20,500	285,770

		504,842

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	38,400	2,302,848
Brady Corp. “A”	4,000	250,280
Bright Horizons Family Solutions, Inc.*	500	32,380
Coinstar, Inc.*	11,800	316,594
Duratek, Inc.*	6,700	166,897
Electro Rent Corp.	1,800	25,614
Euronet Worldwide, Inc.*	10,900	283,618
Heidrick & Struggles International, Inc.*	2,500	85,675
Navigant Consulting, Inc.*	13,500	359,100
NCO Group, Inc.*	11,500	297,275
NuCo2, Inc.*	13,700	304,003
Pitney Bowes, Inc.	48,200	2,230,696
Stewart Enterprises, Inc. “A”*	19,100	133,509
TeleTech Holdings, Inc.*	25,200	244,188
Ventiv Health, Inc.*	9,800	199,136

		7,231,813

Construction & Engineering 0.1%
Dycom Industries, Inc.*	12,500	381,500
Perini Corp.*	20,100	335,469

		716,969

Electrical Equipment 0.5%
Artesyn Technologies, Inc.*	22,700	256,510
Emerson Electric Co.	37,800	2,649,780

		2,906,290

Industrial Conglomerates 2.5%
3M Co.	17,800	1,460,846
Blout International, Inc.*	2,300	40,066
General Electric Co.	328,900	12,004,850
Textron, Inc.	39,700	2,929,860
Tredegar Corp.	5,600	113,176

		16,548,798

Machinery 0.5%
Actuant Corp. “A”*	5,800	302,470
Astec Industries, Inc.*	17,500	301,175
Caterpillar, Inc.	10,100	984,851
Kennametal, Inc.	10,500	522,585

Sauer-Danfoss, Inc.	4,600	100,326
Terex Corp.*	10,100	481,265
The Manitowoc Co., Inc.	10,600	399,090
Wabash National Corp.*	11,300	304,309
Wabtec Corp.	2,200	46,904

		3,442,975

Marine 0.1%
Kirby Corp.*	11,300	501,494

Road & Rail 0.1%
Knight Transportation, Inc.	16,400	406,720
Old Dominion Freight Line, Inc.*	13,000	452,400

		859,120

	Shares	Value ($)
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	15,800	298,620
WESCO International, Inc.*	10,400	308,256

		606,876

Information Technology 11.1%
Communications Equipment 1.3%
Aspect Communications Corp.*	16,400	182,696
Cisco Systems, Inc.*	142,900	2,757,970
CommScope, Inc.*	16,200	306,180
Digi International, Inc.*	2,800	48,132
Nokia Oyj (ADR)	180,100	2,822,167
QUALCOMM, Inc.	60,000	2,544,000

		8,661,145

Computers & Peripherals 2.3%
Dell, Inc.*	35,400	1,491,756
EMC Corp.*	208,000	3,092,960
Hewlett-Packard Co.	137,700	2,887,569
Intergraph Corp.*	14,100	379,713
International Business Machines Corp.	67,700	6,673,866
Komag, Inc.*	15,800	296,724
Tyler Technologies, Inc.*	10,500	87,780

		14,910,368

Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	15,600	267,384
BEI Technologies, Inc.	9,300	287,184
Keithley Instruments, Inc.	3,300	65,010
LeCroy Corp.*	14,900	347,766
Rofin-Sinar Technologies, Inc.*	8,600	365,070
X-Rite, Inc.	12,000	192,120

		1,524,534

Internet Software & Services 0.2%
Digital River, Inc.*	5,600	233,016
DoubleClick, Inc.*	23,700	184,386
EarthLink, Inc.*	20,100	231,552
eSPEED, Inc. “A”*	14,600	180,602
F5 Networks, Inc.*	4,900	238,728
InfoSpace, Inc.*	3,700	175,935
S1 Corp.*	3,500	31,710

		1,275,929

IT Consulting & Services 1.2%
Accenture Ltd. “A”*	58,800	1,587,600
Automatic Data Processing, Inc.	70,700	3,135,545
CSG Systems International, Inc.*	15,900	297,330
eFunds Corp.*	7,200	172,872
Fiserv, Inc.*	54,300	2,182,317
Paychex, Inc.	22,300	759,984
Sapient Corp.*	18,400	145,544

		8,281,192

Semiconductors & Semiconductor Equipment 2.8%
ADE Corp.*	10,200	190,944
Applied Materials, Inc.*	142,100	2,429,910
Axcelis Technologies, Inc.*	33,700	273,981
Diodes, Inc.*	11,300	255,719
Integrated Device Technology, Inc.*	23,400	270,504
Intel Corp.	321,200	7,512,868

	Shares	Value ($)
Kulicke & Soffa Industries, Inc.*	21,200	182,744
Linear Technology Corp.	48,600	1,883,736
LTX Corp.*	24,300	186,867
Micrel, Inc.*	21,300	234,726
Microsemi Corp.*	15,900	276,024
OmniVision Technologies, Inc.*	12,400	227,540
Photronics, Inc.*	14,200	234,300
Silicon Image, Inc.*	14,900	245,254
Siliconix, Inc.*	1,600	58,384
Standard Microsystems Corp.*	11,600	206,828
Supertex, Inc.*	900	19,530
Texas Instruments, Inc.	140,400	3,456,648

		18,146,507

Software 3.1%
Adobe Systems, Inc.	8,400	527,016
Ansoft Corp.*	11,500	232,300
Aspen Technology, Inc.*	24,000	149,040
Borland Software Corp.*	24,400	284,992
Electronic Arts, Inc.*	40,700	2,510,376

Embarcadero Technologies, Inc.*	24,200	227,722
Epicor Software Corp.*	19,000	267,710
EPIQ Systems, Inc.*	14,800	216,672
FactSet Research Systems, Inc.	1,800	105,192
Internet Security Systems, Inc.*	7,800	181,350
Interwoven, Inc.*	15,200	165,376
Intuit, Inc.*	24,200	1,065,042
Kronos, Inc.*	7,300	373,249
Macrovision Corp.*	6,700	172,324
Microsoft Corp.	369,200	9,861,332
MicroStrategy, Inc.*	22	1,326
Oracle Corp.*	102,700	1,409,044
Quest Software, Inc.*	2,200	35,090
SeaChange International, Inc.*	11,900	207,536
Sonic Solutions*	14,700	329,868
SS&C Technologies, Inc.	11,000	227,150
Symantec Corp.*	57,600	1,483,776

		20,033,483

Materials 2.4%
Chemicals 1.2%
Air Products & Chemicals, Inc.	47,700	2,765,169
Albermarle Corp.	1,400	54,194
Compass Minerals International, Inc.	15,700	380,411
Dow Chemical Co.	28,900	1,430,839
Ecolab, Inc.	40,800	1,433,304
FMC Corp.*	9,700	468,510
Georgia Gulf Corp.	9,100	453,180
Octel Corp.	15,200	316,312
Terra Industries, Inc.*	33,200	294,816
W.R. Grace & Co.*	17,800	242,258

		7,838,993

Containers & Packaging 0.4%
Silgan Holdings, Inc.	2,100	128,016
Sonoco Products Co.	79,200	2,348,280

		2,476,296

	Shares	Value ($)
Metals & Mining 0.7%
Alcoa, Inc.	94,700	2,975,474
Century Aluminum Co.*	12,700	333,502
Hecla Mining Co.*	34,000	198,220
Oregon Steel Mills, Inc.*	16,100	326,669
Quanex Corp.	6,800	466,276
Steel Dynamics, Inc.	7,000	265,160

		4,565,301

Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	4,600	59,846
Deltic Timber Corp.	1,600	67,920
Pope & Talbot, Inc.	8,800	150,568
Potlatch Corp.	10,700	541,206

		819,540

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	9,100	111,930
General Communication, Inc. “A”*	24,900	274,896
North Pittsburgh Systems, Inc.	2,800	69,244
PTEK Holdings, Inc.*	24,300	260,253
SBC Communications, Inc.	60,700	1,564,239
Verizon Communications, Inc.	14,000	567,140

		2,847,702

Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	14,200	177,074
Centennial Communications Corp.*	23,300	184,769

		361,843

Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	15,800	399,582
Progress Energy, Inc.	28,900	1,307,436

		1,707,018

Gas Utilities 0.0%

Southern Union Co.*	2,800	67,144

Multi-Utilities 0.1%

Energen Corp.	10,200	601,290

Total Common Stocks (Cost $328,259,805)		392,579,874

Warrants 0.0%
MircoStrategy, Inc.*	96	9
TravelCenters of America, Inc.*	40	200

Total Warrants (Cost $200)		209

Preferred Stocks 0.1%
Paxson Communications Corp. (PIK)	27	198,450
TNP Enterprises, Inc., 14.5% “D” (PIK)	530	61,480

Total Preferred Stocks (Cost $268,141)		259,930

	Principal Amount ($)(f)	Value ($)
Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	70,000	65,625
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	50,000	49,500

Total Convertible Bonds (Cost $114,979)		115,125

Corporate Bonds 11.2%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	55,000	58,025
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	144,275
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	170,000	171,913
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	175,000	169,312
Auburn Hills Trust, 12.375%, 5/1/2020	83,000	130,183
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	155,000	156,163
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	105,000	111,300
Caesars Entertainment, Inc., 9.375%, 2/15/2007	55,000	60,638
Carrols Corp., 144A, 9.0%, 1/15/2013	50,000	51,750
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	380,000	279,300
9.625%, 11/15/2009	285,000	250,087
10.25%, 9/15/2010	500,000	530,000
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	65,000	64,838
CSC Holdings, Inc., 7.875%, 12/15/2007	80,000	85,800
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	600,000	612,811
Dex Media East LLC/Financial, 12.125%, 11/15/2012	568,000	692,250
DIMON, Inc., Series B, 9.625%, 10/15/2011	305,000	333,975
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	45,000	46,800
Series B, 9.0%, 5/1/2009 EUR	25,000	32,282
Series D, 9.0%, 5/1/2009	90,000	89,100
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	115,000	116,438
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	77,000
Friendly Ice Cream Corp., 8.375%, 6/15/2012	205,000	201,156
General Motors Corp., 8.25%, 7/15/2023	140,000	145,834
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	140,000	117,600
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	125,000	94,219
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	34,889	33,141
Jacobs Entertainment Co., 11.875%, 2/1/2009	300,000	339,000
Levi Strauss & Co.:
7.0%, 11/1/2006	130,000	136,500
12.25%, 12/15/2012	15,000	16,688
Mediacom LLC, 9.5%, 1/15/2013	295,000	296,106

	Principal Amount ($)(f)	Value ($)
MGM MIRAGE:
8.375%, 2/1/2011	260,000	293,150
9.75%, 6/1/2007	40,000	44,400
Mothers Work, Inc., 11.25%, 8/1/2010	80,000	77,600
NCL Corp., 144A, 10.625%, 7/15/2014	190,000	190,000
Paxson Communications Corp., 10.75%, 7/15/2008	120,000	126,000

PEI Holding, Inc., 11.0%, 3/15/2010	170,000	198,050
Petro Stopping Centers, 9.0%, 2/15/2012	250,000	264,375
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	60,000	64,950
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	50,000	54,625
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	225,000	238,500
8.875%, 5/15/2011	145,000	153,337
Rent-Way, Inc., 11.875%, 6/15/2010	50,000	56,313
Restaurant Co., 1.0%, 5/15/2008	199,779	202,276
Schuler Homes, Inc., 10.5%, 7/15/2011	175,000	199,062
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	165,000	100,650
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	155,000	164,688
8.75%, 12/15/2011	410,000	446,387
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	245,000	261,231
Tele-Communications, Inc. “A”, 9.875%, 6/15/2022	670,000	951,119
Toys “R” Us, Inc.:
7.375%, 10/15/2018	355,000	328,375
7.875%, 4/15/2013	65,000	64,512
True Temper Sports, Inc., 8.375%, 9/15/2011	95,000	88,350
Trump Holdings & Funding, 12.625%, 3/15/2010*	120,000	129,900
TRW Automotive, Inc., 11.0%, 2/15/2013	210,000	253,050
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	154,700
Venetian Casino Resort LLC, 11.0%, 6/15/2010	160,000	182,600
VICORP Restaurants, Inc., 10.5%, 4/15/2011	90,000	90,450
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	15,000	15,600
Visteon Corp.:
7.0%, 3/10/2014	190,000	181,450
8.25%, 8/1/2010	90,000	94,275
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	130,000	138,450
Williams Scotsman, Inc., 9.875%, 6/1/2007	270,000	270,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	120,000	119,400
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	320,000	316,800
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	165,000	168,300

	Principal Amount ($)(f)	Value ($)
Young Broadcasting, Inc., 8.75%, 1/15/2014	210,000	211,575

		12,538,984

Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	15,000	15,619
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	85,000	86,487
Duane Reade, Inc.:
144A, 1.0%**, 12/15/2010	70,000	71,050
144A, 9.75%, 8/1/2011	175,000	159,250
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	70,000	28,700
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	35,000	36,225

Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	195,000	185,737
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	15,000	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	160,000	158,400
Rite Aid Corp., 11.25%, 7/1/2008	30,000	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	80,000	82,200
Swift & Co., 12.5%, 1/1/2010	150,000	169,500
Wornick Co., 10.875%, 7/15/2011	65,000	70,525

		1,112,181

Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	115,000	133,338
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	345,000	410,064
Chesapeake Energy Corp.:
6.875%, 1/15/2016	100,000	104,750
9.0%, 8/15/2012	140,000	159,950
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	60,000	59,700
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	14,438
7.125%, 5/15/2018	215,000	191,619
7.625%, 10/15/2026	55,000	47,781
144A, 9.875%, 7/15/2010	185,000	206,737
Edison Mission Energy, 7.73%, 6/15/2009	410,000	440,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	175,000	183,312
Enterprise Products Operating LP, 7.5%, 2/1/2011	793,000	899,099
Mission Resources Corp., 9.875%, 4/1/2011	155,000	165,463
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	195,000	197,925
NGC Corp. Capital Trust, 8.316%, 6/1/2027	100,000	84,875
Pemex Project Funding Master Trust, 144A, 3.79%, 6/15/2010**	805,000	825,930
Southern Natural Gas, 8.875%, 3/15/2010	105,000	117,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	90,000	89,775
8.25%, 12/15/2011	215,000	232,200
Williams Cos., Inc.:
8.125%, 3/15/2012	215,000	248,325

	Principal Amount ($)(f)	Value ($)
8.75%, 3/15/2032	100,000	114,875

		4,928,506

Financials 3.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	130,000	87,425
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	235,000	244,987
Ahold Finance USA, Inc., 6.25%, 5/1/2009	105,000	109,200
American General Finance Corp., Series H, 4.0%, 3/15/2011	1,774,000	1,720,434
AmeriCredit Corp., 9.25%, 5/1/2009	235,000	252,037
BF Saul (REIT), 7.5%, 3/1/2014	145,000	149,350
Capital One Bank, 4.875%, 5/15/2008	70,000	71,891

Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009	955,000	981,859
144A, Series 3-3, 8.0%, 12/29/2009	2,065,000	2,117,916
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	250,000	268,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	255,000	300,788
FINOVA Group, Inc., 7.5%, 11/15/2009	1,390,650	681,418
Ford Motor Credit Co.:
5.8%, 1/12/2009	792,000	809,536
6.875%, 2/1/2006	2,293,000	2,362,249
General Motors Acceptance Corp.:
6.75%, 1/15/2006	3,910,000	4,011,191
6.875%, 9/15/2011	305,000	312,562
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	745,000	737,204
HSBC Bank USA, 5.875%, 11/1/2034	550,000	556,929
JPMorgan Chase & Co., 5.125%, 9/15/2014	570,000	573,739
LNR Property Corp., 7.625%, 7/15/2013	75,000	85,125
Morgan Stanley, 4.0%, 1/15/2010	676,000	668,321
Poster Financial Group, Inc., 8.75%, 12/1/2011	160,000	164,400
PXRE Capital Trust I, 8.85%, 2/1/2027	140,000	140,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	150,000	124,500
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	65,000	77,188
Radnor Holdings Corp., 11.0%, 3/15/2010	70,000	60,025
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,473,135
Republic New York Corp., 5.875%, 10/15/2008	985,000	1,048,414
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	45,000	47,813
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	185,000	162,337
UGS Corp., 144A, 10.0%, 6/1/2012	115,000	130,813
Universal City Development, 11.75%, 4/1/2010	180,000	212,625
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	65,000	67,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	70,000	72,100

	Principal Amount ($)(f)	Value ($)
Wells Fargo & Co., 4.2%, 1/15/2010	1,118,000	1,122,544

		22,006,405

Health Care 0.7%
AmeriPath, Inc., 10.5%, 4/1/2013	110,000	116,875
AmerisourceBergen Corp., 7.25%, 11/15/2012	11,000	12,293
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	145,000	145,725
Curative Health Services, Inc., 10.75%, 5/1/2011	95,000	85,025
Encore Medical Corp., 144A, 9.75%, 10/1/2012	85,000	85,850
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	145,000	149,713
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,695,000	3,153,155
HEALTHSOUTH Corp., 10.75%, 10/1/2008	230,000	242,650
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	50,000	51,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	105,000	106,050
Interactive Health LLC, 144A, 7.75%, 4/1/2011	105,000	91,350

National Mentor, Inc., 144A, 9.625%, 12/1/2012	20,000	21,250
Tenet Healthcare Corp., 6.375%, 12/1/2011	555,000	514,762

		4,775,948

Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	140,000	153,300
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	135,000	141,075
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	575,000	540,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	45,000	52,875
Avondale Mills, Inc., 144A, 9.00%**, 7/1/2012	30,000	27,000
BAE System 2001 Asset Trust “B”, Series 2001, 144A, 7.156%, 12/15/2011	309,509	335,952
Browning-Ferris Industries:
7.4%, 9/15/2035	70,000	61,250
9.25%, 5/1/2021	15,000	15,975
Cenveo Corp., 7.875%, 12/1/2013	185,000	172,050
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	30,000	33,600
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	260,000	279,500
Collins & Aikman Products, 10.75%, 12/31/2011	165,000	168,300
Continental Airlines, Inc. “B”, 8.0%, 12/15/2005	140,000	136,500
Cornell Companies, Inc., 10.75%, 7/1/2012	185,000	197,719
Corrections Corp. of America, 9.875%, 5/1/2009	150,000	166,500
Dana Corp., 7.0%, 3/1/2029	210,000	209,475
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	30,000	30,000
Erico International Corp., 8.875%, 3/1/2012	120,000	126,000

	Principal Amount ($)(f)	Value ($)
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	40,000	30,300
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	205,000	202,950
Interface, Inc., 10.375%, 2/1/2010	60,000	69,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	230,000	259,900
Kansas City Southern:
7.5%, 6/15/2009	370,000	388,500
9.5%, 10/1/2008	100,000	113,625
Kinetek, Inc., Series D, 10.75%, 11/15/2006	260,000	254,150
Laidlaw International, Inc., 10.75%, 6/15/2011	70,000	81,725
Millennium America, Inc.:
7.625%, 11/15/2026	270,000	265,950
9.25%, 6/15/2008	190,000	216,125
Remington Arms Co., Inc., 10.5%, 2/1/2011	125,000	120,625
Sea Containers Ltd., 10.5%, 5/15/2012	45,000	47,362
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	145,000	145,000
Ship Finance International Ltd., 8.5%, 12/15/2013	175,000	180,250
SPX Corp.:
6.25%, 6/15/2011	55,000	58,025
7.5%, 1/1/2013	210,000	227,850
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	70,000	70,525

10.375%, 7/1/2012	160,000	179,200
Texas Genco LLC, 144A, 6.875%, 12/15/2014	170,000	175,737
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	60,000	70,200
United Rentals North America, Inc.:
6.5%, 2/15/2012	155,000	151,125
7.0%, 2/15/2014	120,000	112,200
7.75%, 11/15/2013	80,000	78,400
Westlake Chemical Corp., 8.75%, 7/15/2011	16,000	18,080

		6,364,375

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	150,000	161,250
Itron, Inc., 144A, 7.75%, 5/15/2012	105,000	106,837
Lucent Technologies, Inc., 6.45%, 3/15/2029	425,000	384,625
Spheris, Inc., 144A, 11.0%, 12/15/2012	85,000	87,125

		739,837

Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	155,000	124,000
ARCO Chemical Co., 9.8%, 2/1/2020	685,000	780,900
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	375,000	270,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	140,000	151,900
Constar International, Inc., 11.0%, 12/1/2012	170,000	176,375

	Principal Amount ($)(f)	Value ($)
Dayton Superior Corp.:
10.75%, 9/15/2008	145,000	155,150
13.0%, 6/15/2009	325,000	338,000
Georgia-Pacific Corp.:
8.0%, 1/15/2024	365,000	423,400
9.375%, 2/1/2013	185,000	215,525
Hercules, Inc.:
6.75%, 10/15/2029	115,000	118,738
11.125%, 11/15/2007	85,000	101,150
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	100,000	119,000
Huntsman International LLC:
144A, 7.375%, 1/1/2015	50,000	50,125
144A, 7.5%, 1/1/2015 EUR	30,000	40,777
Huntsman LLC, 11.625%, 10/15/2010	200,000	236,500
IMC Global, Inc., 10.875%, 8/1/2013	35,000	43,750
Intermet Corp., 9.75%, 6/15/2009*	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	295,000	316,387
MMI Products, Inc., Series B, 11.25%, 4/15/2007	130,000	131,950
Neenah Corp., 144A, 11.0%, 9/30/2010	250,000	276,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	210,000	236,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	55,000	60,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	30,000	18,900

Pliant Corp.:
Step-up Coupon, 0.% to 12/15/2006, 11.125% to 6/15/2009	25,000	23,094
11.125%, 9/1/2009	180,000	196,200
Portola Packaging, Inc., 8.25%, 2/1/2012	120,000	94,800
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014	220,000	307,632
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	85,000	87,550
TriMas Corp., 9.875%, 6/15/2012	385,000	408,100
United States Steel LLC:
9.75%, 5/15/2010	133,000	151,620
10.75%, 8/1/2008	60,000	70,650

		5,752,123

Telecommunication Services 1.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	505,000	433,037
American Tower Corp., 144A, 7.125%, 10/15/2012	85,000	86,913
AT&T Corp.:
9.05%, 11/15/2011	175,000	201,469
9.75%, 11/15/2031	170,000	202,937
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	825,000	876,534
BellSouth Corp., 5.2%, 9/15/2014	610,000	621,725
Cincinnati Bell, Inc., 8.375%, 1/15/2014	580,000	587,250
Dobson Cellular Systems, Inc., 144A, 6.96%**, 11/1/2011	35,000	36,225
Dobson Communications Corp., 8.875%, 10/1/2013	165,000	115,912
GCI, Inc., 7.25%, 2/15/2014	120,000	120,000

	Principal Amount ($)(f)	Value ($)
Insight Midwest LP, 9.75%, 10/1/2009	35,000	36,663
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	15,000	15,113
LCI International, Inc., 7.25%, 6/15/2007	220,000	213,950
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	85,000	76,925
MCI, Inc., 8.735%, 5/1/2014	560,000	602,000
Nextel Communications, Inc., 5.95%, 3/15/2014	105,000	108,675
Nextel Partners, Inc., 8.125%, 7/1/2011	130,000	144,300
Northern Telecom Capital, 7.875%, 6/15/2026	60,000	59,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	300,000	334,875
Qwest Corp.:
7.25%, 9/15/2025	480,000	466,800
144A, 7.875%, 9/1/2011	180,000	195,300
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	70,000	84,175
144A, 14.5%, 12/15/2014	430,000	543,950
Rural Cellular Corp., 9.875%, 2/1/2010	120,000	122,100
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	55,000	46,338
Triton PCS, Inc., 8.5%, 6/1/2013	35,000	33,775
Ubiquitel Operating Co., 9.875%, 3/1/2011	25,000	28,063
US Unwired, Inc., Series B, 10.0%, 6/15/2012	170,000	191,675

Western Wireless Corp., 9.25%, 7/15/2013	30,000	32,625

		6,618,704

Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	75,000	83,813
Calpine Corp.:
8.25%, 8/15/2005	144,000	145,440
144A, 8.5%, 7/15/2010	215,000	184,362
CMS Energy Corp., 8.5%, 4/15/2011	20,000	22,725
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,245,000	1,222,849
144A, 5.0%, 2/15/2012	975,000	992,519
DPL, Inc., 6.875%, 9/1/2011	280,000	305,797
Midwest Generation LLC, 8.75%, 5/1/2034	80,000	90,800
NorthWestern Corp., 144A, 5.875%, 11/1/2014	55,000	56,263
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	525,000	572,250
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,050,000	1,129,674
Progress Energy, Inc., 6.75%, 3/1/2006	1,275,000	1,323,011
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	155,000	176,894
10.0%, 10/1/2009	165,000	195,112
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	85,000	90,738

	Principal Amount ($)(f)	Value ($)
Xcel Energy, Inc., 7.0%, 12/1/2010	1,780,000	2,006,469
		8,638,485

Total Corporate Bonds (Cost $72,042,402)		73,475,548

Foreign Bonds — US$ Denominated 5.3%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	110,000	115,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	235,000	265,550
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	245,000	281,750
Shaw Communications, Inc.:
7.25%, 4/6/2011	60,000	66,150
8.25%, 4/11/2010	415,000	472,062
Vicap SA, 11.375%, 5/15/2007	25,000	25,313
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	85,000	88,188
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	200,000	193,500

		1,508,013

Consumer Staples 0.1%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	140,000	157,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	230,000	231,150
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	50,000	52,250

		440,900

Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	300,000	354,000
Luscar Coal Ltd., 9.75%, 10/15/2011	105,000	119,175
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	450,000	567,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	624,002	711,362
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	140,000	137,200

		1,888,737

Financials 1.9%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	954,930	986,261
Conproca SA de CV, 12.0%, 6/16/2010	100,000	126,000
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	240,000	285,930
8.75%, 6/15/2030	1,149,000	1,517,206
Eircom Funding, 8.25%, 8/15/2013	155,000	171,275
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	195,000	200,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,115,000	1,118,255
Mizuho Financial Group, 8.375%, 12/29/2049	1,865,000	2,043,853
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	175,000	158,813
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	1,155,000	1,134,412

	Principal Amount ($)(f)	Value ($)
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	1,045,000	1,086,640
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	3,475,000	3,436,987

		12,266,423

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	110,000	113,850
Elan Financial PLC, 144A, 7.75%, 11/15/2011	30,000	31,950

		145,800

Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	170,000	196,137
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	235,000	250,275
11.75%, 6/15/2009	85,000	86,594
12.5%, 6/15/2012	98,000	114,415
LeGrand SA, 8.5%, 2/15/2025	130,000	153,400
Stena AB:
144A, 7.0%, 12/1/2016	55,000	54,450
9.625%, 12/1/2012	95,000	107,350
Tyco International Group SA:
6.875%, 1/15/2029	481,000	550,991
7.0%, 6/15/2028	484,000	562,716

		2,076,328

Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	190,000	188,100
Magnachip Semiconductor SA:

144A, 6.875%, 12/15/2011	70,000	72,100
144A, 8.0%, 12/15/2014	65,000	67,763

		327,963

Materials 1.0%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	125,000	128,438
Avecia Group PLC, 11.0%, 7/1/2009	385,000	396,550
Cascades, Inc.:
7.25%, 2/15/2013	225,000	238,500
144A, 7.25%, 2/15/2013	10,000	10,600
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	435,000	504,480
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	200,000	199,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	24,000	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	125,000	147,812
ISPAT Inland ULC, 9.75%, 4/1/2014	150,000	185,250
Rhodia SA, 8.875%, 6/1/2011	150,000	151,125
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,735,000	1,927,774
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	85,000	92,863
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,015,000	2,114,460
Tembec Industries, Inc., 8.5%, 2/1/2011	620,000	623,100

		6,744,050

	Principal Amount ($)(f)	Value ($)
Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	100,000	83,750
Federative Republic of Brazil:
8.875%, 10/14/2019	215,000	226,610
9.25%, 10/22/2010	280,000	313,040
11.0%, 8/17/2040	310,000	367,815
Government of Ukraine, 7.65%, 6/11/2013	300,000	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	595,000	193,375
11.75%, 4/7/2009*	515,000	175,100
11.75%, 6/15/2015*	475,000	160,312
Republic of Bulgaria, 8.25%, 1/15/2015	300,000	377,220
Republic of Colombia:
10.75%, 1/15/2013	50,000	59,750
11.75%, 2/25/2020	40,000	51,400
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	170,000	146,625
Republic of Philippines, 9.375%, 1/18/2017	270,000	280,463
Republic of Turkey:
7.25%, 3/15/2015	135,000	138,712
9.0%, 6/30/2011	20,000	22,850
9.5%, 1/15/2014	45,000	53,100
11.75%, 6/15/2010	300,000	376,500
11.875%, 1/15/2030	260,000	374,400

Republic of Venezuela:
9.25%, 9/15/2027	140,000	147,700
10.75%, 9/19/2013	270,000	323,325
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	400,000	413,760
11.0%, 7/24/2018	230,000	321,586
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	60,000	50,598
United Mexican States:
Series A, 6.75%, 9/27/2034	375,000	370,312
8.375%, 1/14/2011	125,000	146,813
11.375%, 9/15/2016	270,000	398,520

		5,894,036

Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	29,663
America Movil SA de CV, 144A, 5.75%, 1/15/2015	790,000	788,198
Axtel SA, 11.0%, 12/15/2013	200,000	215,500
Embratel, Series B, 11.0%, 12/15/2008	145,000	165,300
Esprit Telecom Group PLC, 11.5%, 12/15/2007*	630,000	63
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	160,000	158,000
Inmarsat Finance PLC, 7.625%, 6/30/2012	160,000	166,400
Innova S. de R.L., 9.375%, 9/19/2013	100,000	113,750
INTELSAT, 6.5%, 11/1/2013	200,000	182,000
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	315,000	329,569
Mobifon Holdings BV, 12.5%, 7/31/2010	65,000	77,106

	Principal Amount ($)(f)	Value ($)
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	110,000	112,200
Nortel Networks Corp., 6.875%, 9/1/2023	260,000	244,400
Nortel Networks Ltd., 6.125%, 2/15/2006	580,000	590,150
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	115,000	113,850

		3,286,149

Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008	345,000	282,900

Total Foreign Bonds — US$ Denominated (Cost $34,707,820)		34,861,299

Foreign Bonds — Non US$ Denominated 0.7%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	80,000	109,284

Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	185,000	269,063

Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	115,000	159,049

Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,750,000	192,675

Series MI-10, 8.0%, 12/19/2013 MXN	44,797,000	3,579,500
Republic of Argentina:
Series FEB, 11.0%, 2/26/2008* EUR	80,000	31,806
Step-up Coupon, 8.25% to 7/16/2006, 9.0% to 7/6/2010* EUR	180,000	71,565
Republic of Colombia, 11.75%, 3/1/2010 COP	131,000,000	57,081
Republic of Romania, 5.75%, 7/2/2010 EUR	110,000	163,318

		4,095,945

Total Foreign Bonds — Non US$ Denominated (Cost $4,469,099)		4,633,341

Asset Backed 2.9%
Automobile Receivables 0.2%
Daimler Chrysler Auto Trust “A4”, Series 2002-A, 4.49%, 10/6/2008	672,000	676,146
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	700,000	697,937
“B”, Series 2002-1, 5.37%, 1/15/2010	327,711	331,095

		1,705,178

	Principal Amount ($)(f)	Value ($)
Home Equity Loans 2.4%
Argent NIM Trust “A”, Series 2004-WN2, 144A, 4.55%, 4/25/2034	396,093	396,861
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	639,347	636,189
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.32%**, 1/15/2034	1,352,885	1,350,007
“2A”, Series 2004-D, 2.35%**, 6/15/2029	1,651,283	1,651,282
Countrywide Home Loan:
“A16”, Series 2002-36, 5.25%, 1/25/2033	250,507	250,389
“1A6”, Series 2003-1, 5.5%, 3/25/2033	352,932	353,882
Long Beach Asset Holdings Corp., “N1”, Seies 2004-2, 144A, 4.94%, 6/25/2034	1,640,741	1,636,639
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019 (c)	1,290,000	1,326,886
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.798%**, 8/25/2035	1,840,000	1,841,291
Park Place Securities NIM Trust:
“A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	1,293,605	1,293,605
“C”, Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	1,445,000	1,445,000
Park Place Securities Trust, “B”, Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	1,555,000	1,552,667
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,741,772	1,814,561

		15,549,259

Industrials 0.3%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012	868,000	906,126
Northwest Airlines, “G”, Series 1999-3, 7.935%, 4/1/2019	804,126	880,155

		1,786,281

Total Asset Backed (Cost $19,104,253)		19,040,718

US Government Agency Sponsored Pass-Throughs 1.0%
Federal National Mortgage Association:
5.0% with various maturities from 6/1/2018 until 3/1/2034	3,965,751	3,965,028
6.0%, 11/1/2017	818,371	859,089
6.5% with various maturities from 5/1/2017 until 9/1/2034	1,503,946	1,579,834
8.0%, 9/1/2015	304,995	324,394

Total US Government Agency Sponsored Pass-Throughs (cost $6,728,364)		6,728,345

US Government Backed 3.4%
US Treasury Bill, 1.56%**, 1/20/2005 (e)	30,000	29,975

	Principal Amount ($)(f)	Value ($)
US Treasury Bond:
6.0%, 2/15/2026	6,507,000	7,453,820
7.25%, 5/15/2016	3,396,000	4,250,838
7.5%, 11/15/2016	240,000	306,703
US Treasury Note:
3.25%, 1/15/2009	9,449,000	9,367,058
4.25%, 11/15/2013	970,000	976,101

Total US Government Backed (Cost $21,765,475)		22,384,495

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,308,576
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	753,626	770,617
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	249,145	259,655
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	552,355	559,991
Countrywide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032	631,480	631,825
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	1,639,701	1,744,730
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%**, 6/25/2032	1,200,000	1,203,475
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	319,168	332,234
“8A1”, Series 2004-3, 7.0%, 4/25/2034	621,960	649,753
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	1,107,927	1,116,929
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	1,152,161	1,191,259
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,874,116
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	105,819	109,787
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	1,097,000	1,129,422
Washington Mutual Mortgage Securities Corp.:
“A7, Series 2004-AR9, 4.267%, 8/25/2034	1,098,000	1,098,865
“4A1”, Series 2002-S7, 4.5%, 11/25/2032	204,173	204,567

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $15,222,370)		15,185,801

Collateralized Mortgage Obligations 7.1%
Fannie Mae, “A1”, Series 2002-93, 6.5%, 3/25/2032	479,385	497,038

	Principal Amount ($)(f)	Value ($)
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	562,651	596,233
“A2”, Series 2002-T16, 7.0%, 7/25/2042	1,315,416	1,393,927
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	1,250,000	1,240,246
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	1,195,000	1,200,508
“2A”, Series 2002-W1, 7.5%, 2/25/2042	866,549	925,744
“5A”, Series 2004-W2, 7.5%, 3/25/2044	1,718,056	1,839,049
Federal Home Loan Mortgage Corp.:
“PV”, Series 2726, 3.5%, 4/15/2026	1,645,000	1,640,101
“QC”, Series 2694, 3.5%, 9/15/2020	1,900,000	1,888,295
“NB”, Series 2750, 4.0%, 12/15/2022	1,558,000	1,555,936
“ME”, Series 2691, 4.5%, 4/15/2032	3,040,000	2,908,995
“PE”, Series 2727, 4.5%, 7/15/2032	1,250,000	1,191,966
“QH”, Series 2694, 4.5%, 3/15/2032	2,990,000	2,880,253
“PE”, Series 2777, 5.0%, 4/15/2033	2,365,000	2,348,994
“PQ”, Series 2844, 5.0%, 5/15/2023	2,220,000	2,287,088
“QC”, Series 2836, 5.0%, 9/15/2022	2,220,000	2,279,616
“TE”, Series 2780, 5.0%, 1/15/2033	1,685,000	1,675,349
“PE”, Series 2512, 5.5%, 2/15/2022	420,000	436,118
“BD”, Series 2453, 6.0%, 5/15/2017	2,250,000	2,347,692
Federal National Mortgage Association:
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,062,241
“QG”, Series 2004-29, 4.5%, 12/25/2032	1,245,000	1,183,932
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,897,847
“A2”, Series 2002-W10, 4.7%, 8/25/2042	13,886	13,874
“KY”, Series 2002-55, 4.75%, 4/25/2028	138,093	137,873
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	1,175,000	1,181,965
“PD”, Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,721,396
“PM”, Series 2001-60, 6.0%, 3/25/2030	555,004	562,179
“HM”, Series 2002-36, 6.5%, 12/25/2029	111,715	113,051
FHLMC Structured Pass-Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	871,147	922,327
Government National Mortgage Association, “PD”, Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,109,851

Total Collateralized Mortgage Obligations (Cost $45,449,574)		46,039,684

	Principal Amount ($)(f)	Value ($)
Municipal Investments 1.9%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,062,080
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,156,040
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (d)	1,285,000	1,410,030
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,933,260
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,081,940

Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (d)	1,735,000	1,727,886
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023 (d)	1,040,000	1,109,857
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	1,185,000	1,208,807
Washington, Industrial Development Revenue, 3.5%, 10/1/2010 (d)	1,840,000	1,766,529

Total Municipal Investments (Cost $12,310,926)		12,456,429

Government National Mortgage Association 0.4%
Government National Mortgage Association:
5.0%, 9/20/2033	1,053,108	1,054,020
6.0%, 7/20/2034	1,637,251	1,696,008

Total Government National Mortgage Association (Cost $2,727,906)		2,750,028

	Shares	Value ($)
Other Investments 0.1%
Hercules Trust II (Bond Unit) (Cost $398,781)	510,000	428,400

Exchange Traded Fund 0.1%
Semiconductor HOLDRs Trust (Cost $843,677)	24,200	807,312

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $21,146,078)	21,146,078	21,146,078

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $585,559,850) (a)	99.7	652,892,616

Other Assets and Liabilities, Net	0.3	1,657,614

Net Assets	100.0	654,550,230

Notes to Scudder Total Return Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acqusition Cost	Value
Esprit Telecom Group PLC	11.5	12/15/2007	630,000	USD	$640,458	$63
Intermet Corp.	9.75	6/15/2009	55,000	USD	22,550	26,950
Oxford Automotive, Inc.	12	10/15/2010	30,000	USD	14,325	18,900
Republic of Argentina:
	8.375	12/20/2049	595,000	USD	189,508	193,375
	9	7/6/2010	180,000	EUR	70,101	71,565
	11	2/26/2008	80,000	EUR	31,417	31,806
	11.75	4/7/2009	515,000	USD	170,525	175,100
	11.75	6/15/2015	475,000	USD	157,766	160,312
Trump Holdings & Funding	12.625	3/15/2010	120,000	USD	130,500	129,900

					$1,427,150	$807,971

**	Floating rate notes are securities whose yields vary with a designed market value, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $592,425,338. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $60,467,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,448,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,981,605.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	When-issued of forward delivery security (see Notes to Financial Statements).

(d)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.5
FGIC	Financial Guaranty Insurance Company	0.3
FSA	Financial Security Assurance	0.7
MBIA	Municipal Bond Investors Assurance	0.4

(e)	At December 31, 2004, this security has been pledged to cover, in whole or part, initial margin requirements for open future contracts.

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000	3/17/2005	2	655,784	653,950	(1,834)

(f)	Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR: American Depositary Receipts

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

HOLDRs: Holding Company Depositary Receipts

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $564,413,772)	$631,746,538
Investment in Scudder Cash Management QP Trust (cost $21,146,078)	21,146,078

Total investments in securities, at value (cost $585,559,850)	652,892,616

Cash	39,710
Foreign currency, at value (cost $39,896)	40,789
Receivable for investments sold	1,340,611
Dividends receivable	578,618
Interest receivable	2,976,490
Receivable for Portfolio shares sold	16,775
Unrealized appreciation on forward foreign currency exchange contracts	127,902
Receivable for daily variation margin on open futures contracts	450
Foreign taxes recoverable	2,988
Other assets	17,537

Total assets	658,034,486

Liabilities
Payable for investments purchased	496,312
Payable for when-issued and forward delivery securities	1,332,798
Payable for Portfolio shares redeemed	984,908
Unrealized depreciation on forward foreign currency exchange contracts	227,351
Net payable on closed forward foreign currency exchange contracts	5,293
Accrued management fee	319,427
Other accrued expenses and payables	118,167

Total liabilities	3,484,256

Net assets, at value	$654,550,230

Net Assets
Net assets consist of:
Undistributed net investment income	13,460,556
Net unrealized appreciation (depreciation) on:
Investments	67,332,766
Futures	(1,834)
Foreign currency related transactions	(94,375)
Accumulated net realized gain (loss)	(83,333,181)
Paid-in capital	657,186,298

Net assets, at value	$654,550,230

Class A
Net Asset Value, offering and redemption price per share ($621,557,263 ÷ 27,789,320 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.37

Class B
Net Asset Value, offering and redemption price per share ($32,992,967 ÷ 1,477,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.33

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $112)	$5,902,441
Interest	12,315,633
Interest — Scudder Cash Management QP Trust	244,726
Securities lending income, including income from Daily Assets Fund Institutional	372
Total Income	18,463,172
Expenses:
Management fee	3,670,402
Custodian fees	39,230
Distribution service fees (Class B)	66,432
Record keeping fees (Class B)	34,972
Auditing	22,235
Legal	25,057
Trustees’ fees and expenses	26,175
Reports to shareholders	105,061
Other	33,337
Total expenses, before expense reductions	4,022,901
Expense reductions	(6,817)
Total expenses, after expense reductions	4,016,084

Net investment income (loss)	14,447,088

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	39,747,609
Futures	176,115
Foreign currency related transactions	(11,382)

39,912,342

Net unrealized appreciation (depreciation) during the period on:
Investments	(12,074,667)
Futures	(1,834)
Foreign currency related transactions	(94,879)
(12,171,380)

Net gain (loss) on investment transactions	27,740,962

Net increase (decrease) in net assets resulting from operations	$42,188,050

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:
Net investment income (loss)	$14,447,088	$12,222,026
Net realized gain (loss) on investment transactions	39,912,342	(15,813,854)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions during the period	(12,171,380)	112,165,816
Net increase (decrease) in net assets resulting from operations	42,188,050	108,573,988
Distributions to shareholders from:
Net investment income
Class A	(10,706,370)	(19,941,338)
Class B	(287,648)	(91,069)
Portfolio share transactions:
Class A
Proceeds from shares sold	8,149,762	10,694,541
Reinvestment of distributions	10,706,370	19,941,338
Cost of shares redeemed	(94,301,996)	(90,416,600)
Net increase (decrease) in net assets from Class A share transactions	(75,445,864)	(59,780,721)
Class B
Proceeds from shares sold	12,535,568	19,711,965
Reinvestment of distributions	287,648	91,069
Cost of shares redeemed	(2,353,690)	(1,167,522)
Net increase (decrease) in net assets from Class B share transactions	10,469,526	18,635,512
Increase (decrease) in net assets	(33,782,306)	47,396,372
Net assets at beginning of period	688,332,536	640,936,164

Net assets at end of period (including undistributed net investment income of $13,460,556 and $10,239,991, respectively)	$654,550,230	$688,332,536

Other Information

Class A
Shares outstanding at beginning of period	31,305,397	34,306,666
Shares sold	380,053	549,966
Shares issued to shareholders in reinvestment of distributions	499,597	1,101,123
Shares redeemed	(4,395,727)	(4,652,358)
Net increase (decrease) in Portfolio shares	(3,516,077)	(3,001,269)

Shares outstanding at end of period	27,789,320	31,305,397

Class B
Shares outstanding at beginning of period	988,869	43,090
Shares sold	584,945	999,072
Shares issued to shareholders in reinvestment of distributions	13,398	5,023
Shares redeemed	(109,615)	(58,316)
Net increase (decrease) in Portfolio shares	488,728	945,779

Shares outstanding at end of period	1,477,597	988,869

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$21.32	$18.66	$22.57	$25.91	$28.82

Income (loss) from investment operations:
Net investment income (loss)[c]	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93	2.90	(3.81)	(2.20)	(1.40)

Total from investment operations	1.40	3.27	(3.34)	(1.59)	(.66)

Less distributions from:
Net investment income	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	(.95)	(1.35)

Total distributions	(.35)	(.61)	(.57)	(1.75)	(2.25)

Net asset value, end of period	$22.37	$21.32	$18.66	$22.57	$25.91

Total Return (%)	6.64	18.10	(15.17)	(6.09)	(2.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622	667	640	861	851
Ratio of expenses (%)	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	131 [d]	102 [d]	140	115	107

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$21.28	$18.64	$19.46

Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.92	2.92	(1.00)

Total from investment operations	1.31	3.20	(.82)

Less distributions from:
Net investment income	(.26)	(.56)	—

Net asset value, end of period	$22.33	$21.28	$18.64

Total Return (%)	6.26	17.66	(4.21	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	21	.8
Ratio of expenses (%)	.97	.99	.86	*
Ratio of net investment income (loss) (%)	1.80	1.48	1.96	*
Portfolio turnover rate (%)	131[c]	102[c]	140

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Davis Venture Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Davis Venture Value Portfolio from 5/1/2001 to 12/31/2004
☐ SVS Davis Venture Value Portfolio — Class A ☐ Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Davis Venture Value Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,183	$12,227	$11,616
	Average annual total return	11.83%	6.93%	4.17%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,796	$12,233
	Average annual total return	16.49%	8.57%	5.65%

SVS Davis Venture Value Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,142	$13,505
	Average annual total return		11.42%	12.76%
Russell 1000 Value Index	Growth of $10,000		$11,649	$13,438
	Average annual total return		16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Davis Venture Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,071.90	$1,070.00
Expenses Paid per $1,000*	$5.32	$7.33

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.07	$1,018.12
Expenses Paid per $1,000*	$5.18	$7.15

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Davis Venture Value Portfolio	1.02%	1.40%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Davis Venture Value Portfolio

For the year ended December 31, 2004, the portfolio returned 11.83% (Class A shares, unadjusted for contract charges), compared with its benchmark, the Russell 1000 Value Index, which returned 16.49%. Looking at large US stocks in 2004, value outperformed growth, with the Russell 1000 Value Index beating its counterpart 16.49% to 6.30%. This trend benefited the portfolio with its value focus.

Important contributors to and detractors from the portfolio’s performance relative to the S&P 500 index over the course of the year include:

All of the portfolio’s consumer staples holdings performed well, including Altria Group, Inc. and Costco Wholesale Corp.

Whereas in 2003 the portfolio’s large financial services holdings were the most important contributors to strong performance, in 2004 the portfolio’s financial service holdings trailed the S&P 500 by a small margin. Although American Express Co., CenterPoint Properties Corp., Golden West Financial Corp. and Loews Corp. turned in strong performances, other financial holdings turned in weaker performances, including Fifth Third Bancorp, Transatlantic Holdings, Inc. and Marsh & McLennan Companies, Inc. (down since being purchased in June).

In general, information technology companies underperformed the broader market in 2004. The portfolio benefited by having only limited exposure to information technology companies.

Other positive contributors to performance included Tyco International Ltd., an industrials company, and ConocoPhillips, an energy company. Other notable detractors from performance included Rentokil Initial PLC, an industrial company, down since being acquired in January, and health care companies Pfizer (no longer held) and Eli Lilly & Co.

Christopher C. Davis

Kenneth Charles Feinberg

Co-Managers

Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

SVS Davis Venture Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	94%	93%
Cash Equivalents	6%	7%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	50%	55%
Consumer Staples	12%	13%
Industrials	9%	8%
Energy	9%	7%
Consumer Discretionary	7%	4%
Materials	5%	5%
Health Care	4%	5%
Information Technology	3%	3%
Telecommunication Services	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Davis Venture Value Portfolio

	Shares	Value ($)
Common Stocks 94.0%
Consumer Discretionary 7.0%
Household Durables 0.0%
Hunter Douglas NV	900	48,016

Internet & Catalog Retail 0.6%
IAC/InterActiveCorp.* (d)	67,800	1,872,636

Media 5.6%
Comcast Corp. “A”*	361,200	11,861,808
Gannett Co., Inc.	21,000	1,715,700
Lagardere S.C.A.	54,700	3,948,036
WPP Group PLC (ADR) (d)	20,700	1,131,255

		18,656,799

Specialty Retail 0.8%
AutoZone, Inc.*	31,400	2,867,134

Consumer Staples 11.7%
Beverages 2.3%
Diageo PLC (ADR)	83,300	4,821,404
Heineken Holding NV “A”	95,600	2,891,260

		7,712,664

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	216,700	10,490,447

Food Products 0.9%
Hershey Foods Corp.	55,600	3,088,024

Tobacco 5.3%
Altria Group, Inc.	290,600	17,755,660

Energy 8.4%
Energy Equipment & Services 0.7%
Transocean, Inc.*	53,600	2,272,104

Oil & Gas 7.7%
ConocoPhillips	88,660	7,698,348
Devon Energy Corp.	165,600	6,445,152
EOG Resources, Inc.	70,400	5,023,744
Occidental Petroleum Corp.	116,300	6,787,268

		25,954,512

Financials 47.1%
Banks 12.1%
Fifth Third Bancorp. (d)	86,500	4,089,720
Golden West Financial Corp.	153,800	9,446,396
HSBC Holdings PLC	631,210	10,652,259
Lloyds TSB Group PLC (ADR) (d)	77,800	2,862,262
Takefuji Corp.	37,900	2,563,160
Wells Fargo & Co.	172,600	10,727,090

		40,340,887

Capital Markets 1.0%
Morgan Stanley	47,500	2,637,200
State Street Corp.	15,500	761,360

		3,398,560

	Shares	Value ($)
Consumer Finance 7.3%
American Express Co.	407,100	22,948,226
Providian Financial Corp.*	91,500	1,507,005

		24,455,231

Diversified Financial Services 7.9%
Citigroup, Inc.	216,700	10,440,606
JPMorgan Chase & Co.	269,484	10,512,571
Moody’s Corp.	48,200	4,186,170
Principal Financial Group, Inc.	30,300	1,240,482

		26,379,829

Insurance 17.1%
American International Group, Inc.	228,700	15,018,729
Aon Corp. (d)	96,800	2,309,648
Berkshire Hathaway, Inc. “B”*	5,005	14,694,680
Chubb Corp.	13,100	1,007,390
Loews Corp.	89,100	6,263,730
Markel Corp.*	900	327,600
Marsh & McLennan Companies, Inc.	107,900	3,549,910
Progressive Corp.	104,300	8,848,812
Sun Life Financial, Inc. (d)	18,200	610,428
Transatlantic Holdings, Inc.	71,437	4,416,950

		57,047,877

Real Estate 1.7%
CenterPoint Properties Corp. (REIT)	121,600	5,823,424

Health Care 4.0%
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	75,500	4,390,325
HCA, Inc.	109,200	4,363,632

		8,753,957

Pharmaceuticals 1.4%
Eli Lilly & Co.	55,700	3,160,975
Novartis AG (Registered)	28,500	1,436,153

		4,597,128

Industrials 8.5%
Air Freight & Logistics 0.8%
United Parcel Service, Inc. “B”	32,800	2,803,088

Commercial Services & Supplies 3.8%
D&B Corp.*	49,900	2,976,535
H&R Block, Inc.	106,300	5,208,700
Iron Mountain, Inc.*	102,700	3,131,323
Rentokil Initial PLC	446,600	1,266,850

		12,583,408

Industrial Conglomerates 3.9%
Tyco International Ltd.	364,462	13,025,872

Information Technology 2.7%
Communications Equipment 0.3%
Nokia Oyj (ADR)	62,600	980,942

Computers & Peripherals 1.4%
Lexmark International, Inc. “A”*	53,400	4,539,000

Software 1.0%
Microsoft Corp.	127,700	3,410,867

	Shares	Value ($)
Materials 4.1%
Construction Materials 1.3%
Martin Marietta Materials, Inc.	42,500	2,280,550
Vulcan Materials Co.	42,400	2,315,464

		4,596,014

Containers & Packaging 2.8%
Sealed Air Corp.*	174,700	9,306,269

Telecommunication Services 0.5%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR) (d)	71,600	1,593,100

Total Common Stocks (Cost $248,054,008)		314,353,449

	Shares	Value ($)
Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $10,435,680)	10,435,680	10,435,680

Cash Equivalents 6.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $20,428,223)	20,428,223	20,428,223

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $278,917,911) (a)	103.2	345,217,352

Other Assets and Liabilities, Net	(3.2)	(10,679,504)

Net Assets	100.0	334,537,848

Notes to SVS Davis Venture Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $279,729,834. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $65,487,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,049,069 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,561,551.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $10,214,640, which is 3.1% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipt

REIT:	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $248,054,008) — including $10,214,640 of securities loaned	$314,353,449
Investment in Daily Assets Fund Institutional (cost $10,435,680)*	10,435,680
Investment in Scudder Cash Management QP Trust (cost $20,428,223)	20,428,223

Total investments in securities, at value (cost $278,917,911)	345,217,352

Cash	13,265
Foreign currency, at value (cost $161,215)	171,550
Dividends receivable	496,277
Interest receivable	35,289
Receivable for Portfolio shares sold	106,501
Foreign taxes recoverable	4,518
Other assets	11,523

Total assets	346,056,275

Liabilities
Payable for investments purchased	620,008
Payable upon return of securities loaned	10,435,680
Payable for Portfolio shares redeemed	63,713
Accrued management fee	264,732
Other accrued expenses and payables	134,294

Total liabilities	11,518,427

Net assets, at value	$334,537,848

Net Assets
Net assets consist of:
Undistributed net investment income	1,834,272
Net unrealized appreciation (depreciation) on:
Investments	66,299,441
Foreign currency related transactions	10,800
Accumulated net realized gain (loss)	(7,976,396)
Paid-in capital	274,369,731

Net assets, at value	$334,537,848

Class A
Net Asset Value, offering and redemption price per share ($268,490,495 ÷ 23,386,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.48

Class B
Net Asset Value, offering and redemption price per share ($66,047,353 ÷ 5,765,180 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.46

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $116,150)	$4,881,133
Interest — Scudder Cash Management QP Trust	266,599
Securities lending income, including income from Daily Assets Fund Institutional	19,265

Total Income	5,166,997

Expenses:
Management fee	2,725,496
Custodian and accounting fees	130,028
Distribution service fees (Class B)	121,863
Record keeping fees (Class B)	61,763
Auditing	73,419
Legal	38,402
Trustee’s fees and expenses	4,000
Reports to shareholders	54,191
Registration fees	63
Other	5,924

Total expenses, before expense reductions	3,215,149

Expense reductions	(3,045)

Total expenses, after expense reductions	3,212,104

Net investment income (loss)	1,954,893

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(1,151,700)
Foreign currency related transactions	(6,282)
(1,157,982)
Net unrealized appreciation (depreciation) during the period on:
Investments	32,675,903
Foreign currency related transactions	10,800
32,686,703

Net gain (loss) on investment transactions	31,528,721

Net increase (decrease) in net assets resulting from operations	$33,483,614

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$1,954,893	$1,171,027
Net realized gain (loss) on investment transactions	(1,157,982)	(1,944,206)
Net unrealized appreciation (depreciation) on investment transactions during the period	32,686,703	53,830,899
Net increase (decrease) in net assets resulting from operations	33,483,614	53,057,720
Distributions to shareholders from:
Net investment income
Class A	(1,002,743)	(926,268)
Class B	(15,708)	(13,751)
Portfolio share transactions:

Class A
Proceeds from shares sold	39,970,621	27,361,668
Reinvestment of distributions	1,002,743	926,268
Cost of shares redeemed	(19,163,185)	(15,951,017)
Net increase (decrease) in net assets from Class A share transactions	21,810,179	12,336,919

Class B
Proceeds from shares sold	32,936,634	24,216,184
Reinvestment of distributions	15,708	13,751
Cost of shares redeemed	(2,151,840)	(50,102)
Net increase (decrease) in net assets from Class B share transactions	30,800,502	24,179,833
Increase (decrease) in net assets	85,075,844	88,634,453
Net assets at beginning of period	249,462,004	160,827,551

Net assets at end of period (including undistributed net investment income of $1,834,272 and $964,815, respectively)	$334,537,848	$249,462,004

Other Information

Class A
Shares outstanding at beginning of period	21,351,155	20,031,383
Shares sold	3,746,952	3,122,880
Shares issued to shareholder in reinvestment of distributions	93,978	122,360
Shares redeemed	(1,805,677)	(1,925,468)
Net increase (decrease) in Portfolio shares	2,035,253	1,319,772

Shares outstanding at end of period	23,386,408	21,351,155

Class B
Shares outstanding at beginning of period	2,848,268	100,387
Shares sold	3,116,302	2,751,475
Shares issued to shareholder in reinvestment of distributions	1,471	1,817
Shares redeemed	(200,861)	(5,411)
Net increase (decrease) in Portfolio shares	2,916,912	2,747,881

Shares outstanding at end of period	5,765,180	2,848,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.31	$7.99	$9.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.14	2.31	(1.55)	(.53)

Total from investment operations	1.22	2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.05)	(.05)	(.01)	—

Net asset value, end of period	$11.48	$10.31	$7.99	$9.50

Total Return (%)	11.83	29.84	(15.79)	(5.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	220	160	109
Ratio of expenses (%)	1.05	1.01	1.02	1.09	*
Ratio of net investment income (loss) (%)	.74	.62	.62	.48	*
Portfolio turnover rate (%)	3	7	22	15	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.29		$7.98	$8.52

Income (loss) from investment operations:
Net investment income (loss)[b]	.04		.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.13		2.32	(.58)

Total from investment operations	1.17		2.34	(.54)

Less distributions from:
Net investment income	—	***	(.03)	—
Net asset value, end of period	$11.46		$10.29	$7.98

Total Return (%)	11.42		29.42	(6.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66		29	.8
Ratio of expenses (%)	1.44		1.40	1.27	*
Ratio of net investment income (loss) (%)	.36		.23	1.06	*
Portfolio turnover rate (%)	3		7	22

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Performance Summary December 31, 2004

SVS Dreman Financial Services Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2004

☐ SVS Dreman Financial Services Portfolio — Class A

☐ S&P 500 Index

☐ S&P Financial Index

The Standard & Poor’s (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS Dreman Financial Services Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,200	$13,130	$15,870	$14,735
	Average annual total return	12.00%	9.50%	9.68%	5.99%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%
S&P Financial Index	Growth of $10,000	$11,089	$12,403	$14,195	$14,420
	Average annual total return	10.89%	7.44%	7.26%	5.64%

SVS Dreman Financial Services Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,150	$13,177
	Average annual total return			11.50%	11.65%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%
S&P Financial Index	Growth of $10,000			$11,089	$12,953
	Average annual total return			10.89%	10.90%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman Financial Services Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,098.50	$1,096.10
Expenses Paid per $1,000*	$4.45	$6.43

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.82	$1,018.93
Expenses Paid per $1,000*	$4.29	$6.19

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman Financial Services Portfolio	.85%	1.22%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman Financial Services Portfolio

Financial stocks posted strong gains in 2004, keeping pace with the broader stock market. The portfolio (Class A shares, unadjusted for contract charges) posted a total return of 12.00%, outperforming the 10.88% return of its benchmark, the Standard & Poor’s 500, for the year ended December 31, 2004.

Individual stock selection proved more important than sub-sector positioning during the fiscal period ended December 31, 2004. The portfolio’s top performers all were among its 10 largest holdings, including Bank of America Corp., American Express Co. and Freddie Mac. Bank of America rebounded steadily from temporary lows sustained after the company’s ultimately successful bid to acquire FleetBoston at a substantial premium was announced in October 2003. American Express Co., benefited from increased customer credit card spending, higher balances and improved travel sales. Mortgage giant Freddie Mac, continued to recover from losses suffered after an investigation into the company’s accounting practices was launched nearly two years ago. To date, no evidence of illegal action of any kind has been found.

Other portfolio holdings, unfortunately, did not fare as well. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Citigroup also suffered when, after a breach of securities regulations, it was forced to shut down its private banking business in Japan. We are disappointed by these events. However, the issuers have taken steps to address this situation and we expect the stocks to recover as the controversies abate.

We thank you for your continued investment. We will remain true to our contrarian philosophy of investing, in hopes of adding more value for shareholders over time.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Financial Services Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	100%	96%
Cash Equivalents	—	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Banks	45%	46%
Diversified Financial Services	28%	30%
Insurance	13%	18%
Capital Markets	9%	2%
Consumer Finance	5%	4%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman Financial Services Portfolio

	Shares	Value ($)
Common Stocks 99.9%
Financials 99.9%
Banks 44.7%
Bank of America Corp.	276,120	12,974,879
Banknorth Group, Inc.	52,511	1,921,903
Golden West Financial Corp.	35,500	2,180,410
Independence Community Bank Corp.	15,800	672,764
KeyCorp	188,055	6,375,064
Mercantile Bankshares Corp.	40,500	2,114,100
National Bank of Canada	152,350	6,301,770
National City Corp.	59,631	2,239,144
PNC Financial Services Group	64,740	3,718,666
Popular, Inc.	98,000	2,825,340
Regions Financial Corp.	80,172	2,853,321
Sovereign Bancorp, Inc.	120,875	2,725,731
Sterling Financial Corp.*	1,034	40,595
US Bancorp	190,120	5,954,558
Wachovia Corp.	86,140	4,530,964
Washington Mutual, Inc.	284,932	12,046,925
Wells Fargo & Co.	48,610	3,021,112

		72,497,246

Capital Markets 8.6%
Bear Stearns Companies, Inc.	20,640	2,111,678
Franklin Resources, Inc.	20,910	1,456,382

Goldman Sachs Group, Inc.	19,700	2,049,588
Lehman Brothers Holdings, Inc.	20,700	1,810,836
Merrill Lynch & Co., Inc.	54,550	3,260,453
Morgan Stanley	57,980	3,219,050
Piper Jaffray Companies, Inc.*	1,842	88,324

		13,996,311

Consumer Finance 5.1%
American Express Co.	116,450	6,564,286
SLM Corp.	30,230	1,613,980

		8,178,266

	Shares	Value ($)
Diversified Financial Services 28.2%
Allied Capital Corp. (d)	77,495	2,002,471
CIT Group, Inc.	54,390	2,492,150
Citigroup, Inc.	137,300	6,615,114
Fannie Mae	136,480	9,718,741
Freddie Mac	249,305	18,373,778
JPMorgan Chase & Co.	165,024	6,437,586

		45,639,840

Insurance 13.2%
Allstate Corp.	39,595	2,047,855
American International Group, Inc.	233,173	15,312,471
Chubb Corp.	23,030	1,771,007
Prudential Financial, Inc.	18,390	1,010,714
St. Paul Travelers Companies, Inc.	32,705	1,212,374

		21,354,421

Real Estate 0.1%
Government Properties Trust, Inc. (REIT)	22,800	224,808

Total Common Stocks (Cost $121,124,627)		161,890,892

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $1,834,875)	1,834,875	1,834,875

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $360,509)	360,509	360,509

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $123,320,011) (a)	101.2	164,086,276

Other Assets and Liabilities, Net	(1.2)	(1,939,904)

Net Assets	100.0	162,146,372

Notes to SVS Dreman Financial Services Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $123,969,302. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $40,116,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,366,596 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,622.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	A portion of this security was on loan. The value of the security loaned at December 31, 2004 amounted to $1,806,216, which is 1.1% of net assets.

(e)	Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $121,124,627) — including $1,806,216 of securities loaned	$161,890,892
Investment in Daily Assets Fund Institutional (cost $1,834,875)*	1,834,875
Investment in Scudder Cash Management QP Trust (cost $360,509)	360,509

Total investments in securities, at value (cost $123,320,011)	164,086,276

Cash	10,000
Dividends receivable	143,670
Interest receivable	12,760
Receivable for Portfolio shares sold	25,266
Other assets	10,882

Total assets	164,288,854

Liabilities
Payable for Portfolio shares redeemed	133,197
Payable upon return of securities loaned	1,834,875
Accrued management fee	99,842
Other accrued expenses and payables	74,568

Total liabilities	2,142,482

Net assets, at value	$162,146,372

Net Assets
Net assets consist of:
Undistributed net investment income	2,663,849
Net unrealized appreciation (depreciation) on:
Investments	40,766,265

Foreign currency related transactions	1,558
Accumulated net realized gain (loss)	(6,301,571)
Paid-in capital	125,016,271

Net assets, at value	$162,146,372

Class A
Net Asset Value, offering and redemption price per share ($144,759,973 ÷ 10,645,952 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.60

Class B
Net Asset Value, offering and redemption price per share ($17,386,399 ÷ 1,281,273 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.57

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income

Income:
Dividends (net of foreign taxes withheld of $33,086)	$4,022,501
Interest — Scudder Cash Management QP Trust	23,032
Securities lending income, including income from Daily Assets Fund Institutional	60,833

Total Income	4,106,366

Expenses:
Management fee	1,170,409
Custodian and accounting fees	68,365
Distribution service fees (Class B)	34,738
Record keeping fees (Class B)	18,000
Auditing	41,320
Legal	19,946
Trustees’ fees and expenses	636
Reports to shareholders	17,773

Total expenses, before expense reductions	1,371,187

Expense reductions	(1,896)

Total expenses, after expense reductions	1,369,291

Net investment income (loss)	2,737,075

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	1,312,903
Foreign currency related transactions	913
1,313,816
Net unrealized appreciation (depreciation) during the period on:
Investments	13,544,585
Foreign currency related transactions	971
13,545,556

Net gain (loss) on investment transactions	14,859,372

Net increase (decrease) in net assets resulting from operations	$17,596,447

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$2,737,075	$2,369,818
Net realized gain (loss) on investment transactions	1,313,816	(2,049,136)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,545,556	32,205,547
Net increase (decrease) in net assets resulting from operations	17,596,447	32,526,229
Distributions to shareholders from:
Net investment income
Class A	(2,233,509)	(1,844,106)
Class B	(138,571)	(20,489)
Portfolio share transactions:

Class A
Proceeds from shares sold	9,238,024	11,621,806
Reinvestment of distributions	2,233,509	1,844,106
Cost of shares redeemed	(23,157,778)	(20,443,301)
Net increase (decrease) in net assets from Class A share transactions	(11,686,245)	(6,977,389)

Class B
Proceeds from shares sold	7,389,810	8,184,393
Reinvestment of distributions	138,571	20,489
Cost of shares redeemed	(1,105,504)	(298,889)
Net increase (decrease) in net assets from Class B share transactions	6,422,877	7,905,993
Increase (decrease) in net assets	9,960,999	31,590,238
Net assets at beginning of period	152,185,373	120,595,135

Net assets at end of period (including undistributed net investment income of $2,663,849 and $2,297,941, respectively)	$162,146,372	$152,185,373

Other Information

Class A
Shares outstanding at beginning of period	11,569,224	12,274,256
Shares sold	730,584	1,078,203
Shares issued to shareholders in reinvestment of distributions	176,982	200,228
Shares redeemed	(1,830,838)	(1,983,463)
Net increase (decrease) in Portfolio shares	(923,272)	(705,032)

Shares outstanding at end of period	10,645,952	11,569,224

Class B
Shares outstanding at beginning of period	771,080	39,762
Shares sold	586,845	755,394
Shares issued to shareholders in reinvestment of distributions	10,971	2,225
Shares redeemed	(87,623)	(26,301)
Net increase (decrease) in Portfolio shares	510,193	731,318

Shares outstanding at end of period	1,281,273	771,080

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$12.33	$9.79	$10.78	$11.53	$9.24

Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.20	.15	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.23	2.50	(1.06)	(.71)	2.27

Total from investment operations	1.46	2.70	(.91)	(.57)	2.46

Less distributions from:
Net investment income	(.20)	(.16)	(.08)	(.13)	(.15)
Net realized gains on investment transactions	—	—	—	(.05)	(.02)
Total distributions	(.20)	(.16)	(.08)	(.18)	(.17)

Net asset value, end of period	$13.60	$12.33	$9.79	$10.78	$11.53

Total Return (%)	12.00	28.13	(8.51)	(4.86)	27.04 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	143	120	117	66
Ratio of expenses before expense reductions (%)	.84	.86	.83	.86	.91
Ratio of expenses after expense reductions (%)	.84	.86	.83	.86	.89
Ratio of net investment income (loss) (%)	1.79	1.84	1.44	1.31	2.01
Portfolio turnover rate (%)	8	7	13	22	13

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.31	$9.78	$10.57

Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	1.22	2.53	(.85)

Total from investment operations	1.40	2.67	(.79)

Less distributions from:
Net investment income	(.14)	(.14)	—

Net asset value, end of period	$13.57	$12.31	$9.78

Total Return (%)	11.50	27.73	(7.47	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	9	.4
Ratio of expenses (%)	1.22	1.25	1.08	*
Ratio of net investment income (loss) (%)	1.41	1.45	1.33	*
Portfolio turnover rate (%)	8	7	13

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2004

☐ SVS Dreman High Return Equity Portfolio — Class A ☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Dreman High Return Equity Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,395	$12,333	$16,369	$14,958
	Average annual total return	13.95%	7.24%	10.36%	6.23%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$12,038
	Average annual total return	10.88%	3.59%	-2.30%	2.82%

SVS Dreman High Return Equity Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,353	$13,660
	Average annual total return			13.53%	13.27%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman High Return Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,108.70	$1,106.90
Expenses Paid per $1,000*	$4.19	$6.18

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.09	$1,019.20
Expenses Paid per $1,000*	$4.02	$5.93

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman High Return Equity Portfolio	.79%	1.17%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman High Return Equity Portfolio

We are pleased to announce that the portfolio (Class A shares, unadjusted for contract changes) posted a total return of 13.95% for the 12-month period ended December 31, 2004. The Class A shares of the portfolio also outperformed the 10.88% return of its benchmark, the Standard & Poor’s 500 Index. The portfolio also outperformed the S&P 500 in the three- and five-year periods ended December 31, 2004.

The portfolio’s two heaviest overweight positions relative to the benchmark S&P 500 — energy and tobacco companies — proved most advantageous. The strongest performance came from energy stocks, which were driven by historically high oil and natural gas prices. Among individual energy holdings, Transocean, Inc. a drilling company and diversified energy giants ConocoPhillips and Chevron Texaco Corp. were the largest gainers. In tobacco, increased sales and aggressive cost-cutting measures helped bolster profits of Reynolds American Inc., whose subsidiary R.J. Reynolds Tobacco Co. is one of the largest producers and marketers of cigarettes. Smokeless tobacco giant UST, Inc. benefited from increased sales and higher selling prices, which helped the company grow earnings beyond estimates. In order to lock in profits, we pared back the portfolio’s position in these stocks as they appreciated.

Financial and pharmaceutical stocks were the most troublesome for the portfolio this year. Merck & Co., Inc. declined dramatically after pulling its osteoarthritis drug, Vioxx from pharmacy shelves when a study linked the medication to a higher incidence of stroke and heart attack. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. While we’re disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

We’re pleased with the portfolio’s composition and believe it offers a great deal of value in the coming year. We thank you for your investment and look forward to continuing to serve your needs.

David N. Dreman

F. James Hutchinson

Co-Managers

Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

TPortfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.he Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

SVS Dreman High Return Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	92%	90%
Cash Equivalents	8%	10%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	34%	32%
Consumer Staples	21%	21%
Health Care	17%	16%
Energy	14%	10%
Consumer Discretionary	8%	11%
Industrials	3%	4%
Information Technology	3%	5%
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)
Common Stocks 91.6%
Consumer Discretionary 7.1%
Automobiles 0.6%
Ford Motor Co.	345,000	5,050,800

Multiline Retail 0.9%
Federated Department Stores, Inc.	129,505	7,484,094

Specialty Retail 5.6%
Best Buy Co., Inc.	47,225	2,806,109
Borders Group, Inc.	712,900	18,107,660
Home Depot, Inc.	388,455	16,602,567
Staples, Inc.	334,165	11,264,702

		48,781,038

Consumer Staples 19.4%
Food & Staples Retailing 0.5%
Safeway, Inc.*	232,650	4,592,511

Tobacco 18.9%
Altria Group, Inc.	1,349,420	82,449,562
Imperial Tobacco Group (ADR)	95,145	5,256,761
Reynolds American, Inc. (c)	298,073	23,428,538

Universal Corp.	266,570	12,752,709
UST, Inc.	816,640	39,288,550

		163,176,120

Energy 12.6%
Energy Equipment & Services 0.7%
Transocean, Inc.*	154,200	6,536,538

Oil & Gas 11.9%
Apache Corp.	8,200	414,674
Burlington Resources, Inc.	6,400	278,400
Chevron Texaco Corp.	562,860	29,555,779
ConocoPhillips	465,823	40,447,411
Devon Energy Corp.	306,250	11,919,250
El Paso Corp.	846,510	8,803,704
EnCana Corp.	31,800	1,814,508
Kerr-McGee Corp.	120,300	6,952,137
Occidental Petroleum Corp.	44,279	2,584,122

		102,769,985

Financials 30.9%
Banks 13.0%
Bank of America Corp.	521,636	24,511,676
KeyCorp	335,280	11,365,992
PNC Financial Services Group	236,014	13,556,644
Sovereign Bancorp, Inc.	501,910	11,318,070
US Bancorp	265,700	8,321,724
Wachovia Corp.	140,000	7,364,000
Washington Mutual, Inc.	854,175	36,114,519

		112,552,625

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	2,657	127,403

Diversified Financial Services 15.0%
CIT Group, Inc.	89,100	4,082,562
Fannie Mae	652,073	46,434,118
Freddie Mac	1,000,341	73,725,132
JPMorgan Chase & Co.	132,864	5,183,025

		129,424,837

	Shares	Value ($)
Insurance 2.9%
American International Group, Inc.	331,300	21,756,471
St. Paul Travelers Companies, Inc.	98,405	3,647,874

		25,404,345

Health Care 15.9%
Health Care Equipment & Supplies 1.0%
Becton, Dickinson & Co.	145,055	8,239,124

Health Care Providers & Services 8.8%
AmerisourceBergen Corp.	218,000	12,792,240

Cardinal Health, Inc.	119,400	6,943,110
HCA, Inc.	296,200	11,836,152
Laboratory Corp. of America Holdings*	343,075	17,091,996
Medco Health Solutions, Inc.*	316,434	13,163,654
Quest Diagnostics, Inc.	145,550	13,907,303

		75,734,455

Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	875,560	22,431,847
Merck & Co., Inc.	360,195	11,576,667
Pfizer, Inc.	479,530	12,894,562
Schering-Plough Corp.	134,905	2,816,817
Wyeth	75,775	3,227,257

		52,947,150

Industrials 2.6%
Industrial Conglomerates
General Electric Co.	209,350	7,641,275
Tyco International Ltd.	415,005	14,832,279

		22,473,554

Information Technology 3.1%
IT Consulting & Services
Electronic Data Systems Corp.	1,147,840	26,515,104

Utilities 0.0%
Gas Utilities
NiSource, Inc.	5,303	120,802

Total Common Stocks (Cost $637,942,324)		791,930,485

Securities Lending Collateral 2.3%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $19,806,450)	19,806,450	19,806,450

Cash Equivalents 8.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $68,968,040)	68,968,040	68,968,040

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $726,716,814) (a)	101.9	880,704,975

Other Assets and Liabilities, Net	(1.9)	(16,463,874)

Net Assets	100.0	864,241,101

Notes to SVS Dreman High Return Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $727,953,999. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $152,750,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $194,020,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,269,918.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	A portion of this security was on loan (see Notes to Financial Statements). The value of the security loaned at December 31, 2004 amounted to $19,352,752, which is 2.2% of net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500 Index Future	3/17/2005	121	35,911,288	36,714,425	803,137

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $637,942,324) — including $19,352,752 of securities loaned	$791,930,485
Investment in Daily Assets Fund Institutional (cost $19,806,450)*	19,806,450
Investment in Scudder Cash Management QP Trust (cost $68,968,040)	68,968,040

Total investments in securities, at value (cost $726,716,814)	880,704,975

Cash	7,297
Margin deposit	3,000,000
Dividends receivable	1,722,982
Interest receivable	123,092
Receivable for Portfolio shares sold	109,312
Other assets	24,681

Total assets	885,692,339

Liabilities
Payable for Portfolio shares redeemed	876,789
Payable upon return of securities loaned	19,806,450
Payable for daily variation margin on open futures contracts	30,250
Accrued management fee	512,877
Other accrued expenses and payables	224,872

Total liabilities	21,451,238

Net assets, at value	$864,241,101

Net Assets
Net assets consist of:
Undistributed net investment income	14,597,599
Net unrealized appreciation (depreciation) on:
Investments	153,988,161
Futures	803,137
Accumulated net realized gain (loss)	(21,350,049)
Paid-in capital	716,202,253

Net assets, at value	$864,241,101

Class A
Net Asset Value, offering and redemption price per share ($746,974,983 ÷ 59,052,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.65

Class B
Net Asset Value, offering and redemption price per share ($117,266,118 ÷ 9,286,484 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.63

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $18,050)	$20,328,943
Interest — Scudder Cash Management QP Trust	955,273
Securities lending income, including income from Daily Assets Fund Institutional	11,345

Total Income	21,295,561

Expenses:
Management fee	5,664,121
Custodian and accounting fees	168,365
Distribution service fees (Class B)	230,719
Record keeping fees (Class B)	121,434
Auditing	41,147
Legal	17,553
Trustees’ fees and expenses	12,577
Reports to shareholders	137,634
Registration fees	610
Other	26,773

Total expenses, before expense reductions	6,420,933

Expense reductions	(6,809)

Total expenses, after expense reductions	6,414,124

Net investment income (loss)	14,881,437

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	6,959,277
Futures	4,188,252
11,147,529
Net unrealized appreciation (depreciation) during the period on:
Investments	80,273,108
Futures	(1,410,615)
78,862,493

Net gain (loss) on investment transactions	90,010,022

Net increase (decrease) in net assets resulting from operations	$104,891,459

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$14,881,437	$12,351,057
Net realized gain (loss) on investment transactions	11,147,529	10,010,852
Net unrealized appreciation (depreciation) on investment transactions during the period	78,862,493	149,662,562
Net increase (decrease) in net assets resulting from operations	104,891,459	172,024,471
Distributions to shareholders from:
Net investment income
Class A	(11,297,007)	(11,229,274)
Class B	(1,021,598)	(193,827)
Portfolio share transactions:

Class A
Proceeds from shares sold	38,718,500	51,591,121
Reinvestment of distributions	11,297,007	11,229,274
Cost of shares redeemed	(55,620,546)	(50,121,722)
Net increase (decrease) in net assets from Class A share transactions	(5,605,039)	12,698,673

Class B
Proceeds from shares sold	42,816,407	52,862,147
Reinvestment of distributions	1,021,598	193,827
Cost of shares redeemed	(4,506,330)	(584,554)
Net increase (decrease) in net assets from Class B share transactions	39,331,675	52,471,420
Increase (decrease) in net assets	126,299,490	225,771,463
Net assets at beginning of period	737,941,611	512,170,148

Net assets at end of period (including undistributed net investment income of $14,597,599 and $12,034,767, respectively)	$864,241,101	$737,941,611

Other Information

Class A
Shares outstanding at beginning of period	59,527,655	58,214,359
Shares sold	3,370,933	5,422,760
Shares issued to shareholders in reinvestment of distributions	1,011,370	1,398,415
Shares redeemed	(4,857,829)	(5,507,879)
Net increase (decrease) in Portfolio shares	(475,526)	1,313,296

Shares outstanding at end of period	59,052,129	59,527,655

Class B
Shares outstanding at beginning of period	5,819,055	251,123
Shares sold	3,763,080	5,599,747
Shares issued to shareholders in reinvestment of distributions	91,377	24,108
Shares redeemed	(387,028)	(55,923)
Net increase (decrease) in Portfolio shares	3,467,429	5,567,932

Shares outstanding at end of period	9,286,484	5,819,055

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$11.29	$8.76	$10.81	$10.77	$8.96

Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.20	.21	.19	.26
Net realized and unrealized gain (loss) on investment transactions	1.32	2.53	(2.13)	(.01)	2.25

Total from investment operations	1.55	2.73	(1.92)	.18	2.51

Less distributions from:
Net investment income	(.19)	(.20)	(.09)	(.14)	(.20)
Net realized gains on investment transactions	—	—	(.04)	—	(.50)

Total distributions	(.19)	(.20)	(.13)	(.14)	(.70)

Net asset value, end of period	$12.65	$11.29	$8.76	$10.81	$10.77

Total Return (%)	13.95	32.04	(18.03)	1.69	30.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	747	672	510	443	168
Ratio of expenses before expense reductions (%)	.78	.79	.79	.82	.85
Ratio of expenses after expense reductions (%)	.78	.79	.79	.82	.84
Ratio of net investment income (loss) (%)	1.96	2.14	2.21	1.78	2.85
Portfolio turnover rate (%)	9	18	17	16	37

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.27	$8.75	$9.57

Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.33	2.53	(1.00)

Total from investment operations	1.51	2.69	(.82)

Less distributions from:
Net investment income	(.15)	(.17)	—

Net asset value, end of period	$12.63	$11.27	$8.75

Total Return (%)	13.53	31.60	(8.57	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	66	2
Ratio of expenses (%)	1.16	1.18	1.05	*
Ratio of net investment income (loss) (%)	1.58	1.75	4.30	*
Portfolio turnover rate (%)	9	18	17

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Dreman Small Cap Value Portfolio from 5/1/1996 to 12/31/2004

☐ SVS Dreman Small Cap Value Portfolio — Class A ☐ Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS Dreman Small Cap Value Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,603	$15,868	$19,428	$21,978
	Average annual total return	26.03%	16.64%	14.20%	9.51%
Russell 2000 Value Index	Growth of $10,000	$12,225	$15,812	$22,144	$30,438
	Average annual total return	22.25%	16.50%	17.23%	13.70%

SVS Dreman Small Cap Value Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$12,552	$14,945
	Average annual total return			25.52%	17.42%
Russell 2000 Value Index	Growth of $10,000			$12,225	$14,742
	Average annual total return			22.25%	16.79%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Dreman Small Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,142.40	$1,140.70
Expenses Paid per $1,000*	$4.19	$6.19

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.29	$1,019.29
Expenses Paid per $1,000*	$3.96	$5.83

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS II Dreman Small Cap Value Portfolio	.78%	1.15%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Dreman Small Cap Value Portfolio

The portfolio benefited from a market that continued to favor small capitalization stocks over their large cap counterparts and value- over growth-style investing. The Russell 2000 Value Index, generally a measure of the small cap value universe and the fund’s benchmark, gained 22.25% for the year ended November 30, 2004.1 This compares with the Russell 1000 Value Index, generally a measure of the large cap value universe, which rose 16.49%; and the Russell 2000 Growth Index, generally a measure of the small cap growth universe, which advanced 10.83%, also for the period.2 The portfolio (Class A shares, unadjusted for contract charges) outperformed all of those indices, by posting a total return of 26.03% in 2004.

The portfolio’s overweight position in energy, which climbed along with crude oil and natural gas prices, was a significant contributor. Strong performance came from Ultra Petroleum Corp., an independent producer of oil and gas that soared on the news of a major discovery of natural gas on one of its properties. The portfolio also benefited from its investment in merchant energy company Reliant Energy, Inc.

In 2004, the portfolio sustained only small losses in individual stocks. Stillwater Mining Co. is a metals and mining stock that trades like commodities. Its performance is closely tied to the health of the economy, making earnings volatile. A significant decline in the price of the commodities prompted the portfolio to take a small loss in the position as we eliminated the stock from the portfolio. Parallel Petroleum Corp. is engaged in the production of oil and natural gas. The fund held a small position in the stock, which it sold at a small loss in order to focus on other names in the energy space with greater potential.

David N. Dreman

Nelson Woodard

Co-Managers

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

[1]	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book (P/B) ratios and lower forecasted growth values. P/B is equal to a stock’s market capitalization divided by its book value. (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.)

[2]	The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book (P/B) ratios and lower forecasted-growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book (P/B) ratios and higher forecasted growth values. P/B is equal to a stock’s market capitalization divided by its book value. (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.)

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Small Cap Value Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	95%	96%
Cash Equivalents	3%	3%
Corporate Bonds	1%	—
Closed-End Investment Company	1%	—
Exchange Traded Funds	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Financials	28%	36%
Industrials	21%	18%
Health Care	10%	8%
Materials	10%	1%
Utilities	8%	5%
Energy	7%	10%
Consumer Discretionary	6%	13%
Information Technology	5%	3%
Consumer Staples	5%	6%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 37. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)
Common Stocks 94.2%
Consumer Discretionary 5.8%
Auto Components 0.2%
Noble International Ltd.	48,000	978,720

Hotels Restaurants & Leisure 1.9%
Alliance Gaming Corp.*	353,200	4,877,692
Bluegreen Corp.*	40,700	807,081
CBRL Group, Inc.	74,300	3,109,455
Navigant International, Inc.*	114,100	1,388,597

		10,182,825

Household Durables 0.3%
Standard Pacific Corp.	20,200	1,295,628

Leisure Equipment & Products 0.7%
Lakes Entertainment, Inc.*	237,800	3,873,762

Specialty Retail 1.9%
Borders Group, Inc.	90,600	2,301,240
Linens ‘N Things, Inc.*	99,800	2,475,040
Mettler-Toledo International, Inc.*	105,900	5,433,729

		10,210,009

Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	167,336	4,518,072

Consumer Staples 4.4%
Food & Drug Retailing 0.7%
B&G Foods, Inc.*	265,600	3,978,688

Food Products 1.9%
Chiquita Brands International, Inc.*	203,000	4,478,180
Ralcorp Holdings, Inc.	129,700	5,438,321

		9,916,501

Personal Products 1.0%
Helen of Troy Ltd.*	157,100	5,280,131

Tobacco 0.8%
Universal Corp.	47,500	2,272,400
Vector Group Ltd.	126,176	2,098,307

		4,370,707

Energy 6.3%
Energy Equipment & Services 3.2%
Atwood Oceanics, Inc.*	46,200	2,407,020
Grant Prideco, Inc.*	175,800	3,524,790
Grey Wolf, Inc.*	116,000	611,320
Offshore Logistics, Inc.*	74,500	2,419,015
Oil States International, Inc.*	156,800	3,024,672
Patterson-UTI Energy, Inc.	168,300	3,273,435
Superior Energy Services, Inc.*	151,700	2,337,697

		17,597,949

Oil & Gas 3.1%
ATP Oil & Gas Corp.*	128,300	2,383,814
Denbury Resources, Inc.*	99,400	2,728,530
Energy Partners Ltd.*	84,600	1,714,842
Global Industries, Inc.*	307,800	2,551,662

	Shares	Value ($)
Magnum Hunter Resources, Inc.*	75,300	971,370
Penn Virginia Corp.	59,300	2,405,801
Pioneer Drilling Co.*	375,500	3,788,795

		16,544,814

Financials 26.6%
Banks 8.1%
BankAtlantic Bancorp., Inc. “A”	83,450	1,660,655
Capital Bancorp., Ltd.	39,900	1,405,278
Centennial Bank Holdings, Inc.*	400,000	4,200,000
Center Financial Corp.	118,200	2,366,364
FirstFed Financial Corp.*	23,850	1,237,100
Glacier Bancorp., Inc.	58,156	1,979,630
Greater Bay Bancorp.	108,100	3,013,828
Independence Community Bank Corp.	66,500	2,831,570
IndyMac Bancorp., Inc.	66,850	2,302,983
International Bancshares Corp.	53,148	2,092,968
NewAlliance Bancshares, Inc.	78,100	1,194,930
Oriental Finance Group, Inc.	57,640	1,631,788
PFF Bancorp., Inc.	66,100	3,062,413
Provident Bankshares Corp.	97,550	3,547,894
R & G Financial Corp. “B”	119,800	4,657,824
S&T Bancorp, Inc.	26,300	991,247
Sterling Financial Corp.	74,682	2,932,015
Webster Financial Corp.	43,200	2,187,648

		43,296,135

Diversified Financial Services 2.1%
ACE Cash Express, Inc.*	105,400	3,126,164
CMET Finance Holdings, Inc.*	7,200	648,000
JER Investment Trust, Inc. 144A*	149,900	2,263,490
Peoples Choice Financial Corp.	229,900	2,299,000
Prospect Energy Corp.	254,500	3,054,000

		11,390,654

Insurance 5.5%
Ceres Group, Inc.*	259,390	1,338,452
Endurance Specialty Holdings Ltd.	100,900	3,450,780
Meadowbrook Insurance Group, Inc.*	476,500	2,377,735
PMA Capital Corp. “A”*	139,200	1,440,720
ProCentury Corp.	336,700	4,175,080
PXRE Group Ltd.	18,600	468,906
Scottish Re Group Ltd.	251,300	6,508,670
Selective Insurance Group, Inc.	125,700	5,560,968
Specialty Underwriters’ Alliance, Inc.*	269,500	2,560,250
Tower Group, Inc.	146,300	1,755,600

		29,637,161

Real Estate 10.9%
Aames Investment Corp. (REIT)*	221,900	2,374,330
Capital Lease Funding, Inc. (REIT)	232,300	2,903,750
Feldman Mall Properties, Inc. (REIT)*	76,500	995,265
Fieldstone Investment Corp. (REIT)	386,700	6,500,427
Highland Hospitality Corp. (REIT)	62,500	702,500

KKR Financial Corp. (REIT) 144A	982,300	10,314,150
Medical Properties of America (REIT)	109,300	1,120,325

	Shares	Value ($)
Newcastle Investment Corp. (REIT)	266,200	8,459,836
Novastar Financial, Inc. (REIT)	289,800	14,345,100
Provident Senior Living Trust (REIT) 144A	392,800	6,284,800
Saxon Capital, Inc. (REIT)	66,900	1,604,931
Thomas Properties Group, Inc.*	250,000	3,185,000

		58,790,414

Health Care 9.6%
Biotechnology 2.6%
Axonyx, Inc.*	471,100	2,920,820
Charles River Laboratories International, Inc.*	142,400	6,551,824
Ciphergen Biosystems, Inc.	28,500	122,550
Serologicals Corp.*	200,200	4,428,424

		14,023,618

Health Care Equipment & Supplies 1.2%
Fisher Scientific International, Inc.*	49,560	3,091,553
Zoll Medical Corp.*	92,500	3,182,000

		6,273,553

Health Care Providers & Services 4.3%
Accredo Health, Inc.*	109,800	3,043,656
Allied Healthcare International, Inc.*	439,000	2,414,500
LabOne, Inc.*	87,500	2,803,500
Odyssey Healthcare, Inc.*	255,200	3,491,136
Pediatrix Medical Group, Inc.*	42,600	2,728,530
Province Healthcare Co.*	190,400	4,255,440
TLC Vision Corp.*	103,500	1,079,505
Triad Hospitals, Inc.*	89,300	3,322,853

		23,139,120

Pharmaceuticals 1.5%
King Pharmaceuticals, Inc.*	173,200	2,147,680
Par Pharmaceutical Cos., Inc.*	150,500	6,227,690

		8,375,370

Industrials 20.5%
Aerospace & Defense 5.3%
CAE, Inc.	595,600	2,531,300
Curtiss-Wright Corp.	52,200	2,996,802
DRS Technologies, Inc.*	81,200	3,468,052
GenCorp, Inc.	193,000	3,584,010
Herley Industries, Inc.*	141,800	2,884,212
Precision Castparts Corp.	107,000	7,027,760
Triumph Group, Inc.*	68,000	2,686,000
United Defense Industries, Inc.*	66,100	3,123,225

		28,301,361

Building Products 1.7%
Levitt Corp. “A”	169,500	5,181,615
NCI Building Systems, Inc.*	60,900	2,283,750
York International Corp.	52,000	1,796,080

		9,261,445

Commercial Services & Supplies 2.4%
Consolidated Graphics, Inc.*	63,900	2,933,010
Duratek, Inc.*	115,100	2,867,141
John H. Harland Co.	59,500	2,147,950
Nobel Learning Communities, Inc.*	40,900	307,977

	Shares	Value ($)
WCA Waste Corp.*	467,800	4,888,510

		13,144,588

Construction & Engineering 2.7%
EMCOR Group, Inc.*	78,200	3,533,076
Infrasource Services, Inc.*	305,300	3,968,900
URS Corp.*	217,000	6,965,700

		14,467,676

Electrical Equipment 1.7%
General Cable Corp.*	447,700	6,200,645
Genlyte Group, Inc.*	31,800	2,724,624

		8,925,269

Machinery 3.0%
AGCO Corp.*	125,600	2,749,384
Albany International Corp. “A”	72,500	2,549,100
Briggs & Stratton Corp.	52,600	2,187,108
Harsco Corp.	44,400	2,474,856
Oshkosh Truck Corp.	51,400	3,514,732
Valmont Industries	112,400	2,822,364

		16,297,544

Marine 0.9%
GulfMark Offshore, Inc.*	39,100	870,757
Hornbeck Offshore Services, Inc.*	57,700	1,113,610
OMI Corp.	63,600	1,071,660
Tsakos Energy Navigation Ltd.	51,300	1,836,027

		4,892,054

Road & Rail 2.4%
Genesee & Wyoming, Inc.*	114,950	3,233,543
Laidlaw International, Inc.*	186,400	3,988,960
RailAmerica, Inc.*	168,100	2,193,705
Yellow Roadway Corp.*	58,207	3,242,712

		12,658,920

Trading Companies Distributors 0.4%
WESCO International, Inc.*	76,600	2,270,424

Information Technology 4.6%
Communications Equipment 0.7%
PC-Tel, Inc.*	280,300	2,222,779
SpectraLink Corp.	80,600	1,142,908

		3,365,687

Computers & Peripherals 1.7%
Applied Films Corp.*	98,100	2,115,036
Covansys Corp.*	95,800	1,465,740
CyberGuard Corp.*	234,400	1,476,720
Komag, Inc.*	114,200	2,144,676
Stratasys, Inc.*	59,100	1,983,396

		9,185,568

Electronic Equipment & Instruments 1.3%
KEMET Corp.*	59,200	529,840
Scansource, Inc.*	40,900	2,542,344
Vishay Intertechnology, Inc.*	264,000	3,965,280

		7,037,464

IT Consulting & Services 0.6%
BISYS Group, Inc.*	91,200	1,500,240
CACI International, Inc. “A”*	26,800	1,825,884

		3,326,124

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.3%
MKS Instruments, Inc.*	90,500	1,678,775

Materials 9.1%
Chemicals 2.0%
Georgia Gulf Corp.	50,700	2,524,860
NOVA Chemicals Corp.	70,400	3,329,920
Sensient Technologies Corp.	200,100	4,800,399

		10,655,179

Construction Materials 1.9%
Florida Rock Industries, Inc.	73,695	4,387,063
Headwaters, Inc.*	211,600	6,030,600

		10,417,663

Metals & Mining 5.2%
AK Steel Holding Corp.*	258,100	3,734,707
Aleris International, Inc.*	133,800	2,263,896
Cleveland-Cliffs, Inc.	62,100	6,449,706
Metal Management, Inc.	176,000	4,729,120
Pan American Silver Corp.*	202,500	3,235,950
Steel Technologies, Inc.	76,600	2,107,266
Uranium Resources, Inc.*	1,020,400	739,790
Wheaton River Minerals Ltd.*	706,200	2,302,212
Worthington Industries, Inc.	107,000	2,095,060

		27,657,707

Utilities 7.3%
Electric Utilities 2.4%
Allegheny Energy, Inc.*	181,700	3,581,307
Ormat Technologies, Inc.*	124,600	2,028,488
Sierra Pacific Resources*	210,600	2,211,300
TECO Energy, Inc.	129,500	1,986,530
WPS Resources Corp.	65,000	3,247,400

		13,055,025

Gas Utilities 1.5%
Southern Union Co.*	341,500	8,189,170
Multi-Utilities 1.4%
CMS Energy Corp.*	315,100	3,292,795

	Shares	Value ($)
ONEOK, Inc.	146,000	4,149,320

		7,442,115

Multi-Utilities & Unregulated Power 2.0%
Reliant Energy, Inc.*	779,600	10,641,540

Total Common Stocks (Cost $383,239,005)		506,545,129

	Principal Amount ($)	Value ($)
Corporate Bonds 0.8%
Utilities
Mirant Corp. 144A, 7.9%, 7/15/2009* (Cost $3,522,500)	6,000,000	4,470,000

	Shares	Value ($)
Convertible Preferred Stocks 0.3%
Energy
Petrohawk Energy Corp., Series B (Cost $1,650,750)	21,300	1,656,075

Closed-End Investment Company 0.7%
Tortoise Energy Infrastructure Corp. (Cost $3,584,863)	143,236	3,930,396

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $17,642,655)	17,642,655	17,642,655

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $409,639,773) (a)	99.3	534,244,255
Other Assets and Liabilities, Net	0.7	3,364,510
Net Assets	100.0	537,608,765

Notes to SVS Dreman Small Cap Value Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Mirant Corp.	7.9	7/15/2009	USD	6,000,000	$3,522,500	$4,470,000

(a)	The cost for federal income tax purposes was $409,796,640. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $124,447,615. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,387,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,939,779.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $391,997,118)	$516,601,600
Investment in Scudder Cash Management QP Trust (cost $17,642,655)	17,642,655

Total investments in securities, at value (cost $409,639,773)	534,244,255

Receivable for investments sold	12,567,786
Dividends receivable	1,454,630
Interest receivable	38,412
Receivable for Portfolio shares sold	67,817
Other assets	13,625

Total assets	548,386,525

Liabilities
Due to custodian bank	1,030,803
Payable for investments purchased	8,574,285
Payable for Portfolio shares redeemed	742,149
Accrued management fee	329,048
Other accrued expenses and payables	101,475

Total liabilities	10,777,760

Net assets, at value	$537,608,765

Net Assets
Net assets consist of:
Undistributed net investment income (loss)	3,681,177
Net unrealized appreciation (depreciation) on:
Investments	124,604,482
Foreign currency related transactions	(68)
Accumulated net realized gain (loss)	46,974,310
Paid-in capital	362,348,864

Net assets, at value	$537,608,765

Class A
Net Asset Value, offering and redemption price per share ($466,945,435 ÷ 23,288,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.05

Class B
Net Asset Value, offering and redemption price per share ($70,663,330 ÷ 3,531,644 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.01

Statement of Operations for the year ended December 31, 2004

Investment Income

Income:
Dividends (net of foreign taxes withheld of $17,277)	$7,432,575
Interest — Scudder Cash Management QP Trust	273,301

Total Income	7,705,876

Expenses:
Management fee	3,317,899
Custodian fees	27,459
Distribution service fees (Class B)	128,313
Record keeping fees (Class B)	65,640
Auditing	42,161
Legal	21,003
Trustees’ fees and expenses	4,562
Reports to shareholders	57,119
Other	14,070

Total expenses, before expense reductions	3,678,226

Expense reductions	(6,710)

Total expenses, after expense reductions	3,671,516

Net investment income (loss)	4,034,360

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	63,111,613
Foreign currency related transactions	406
63,112,019
Net unrealized appreciation (depreciation) during the period on:
Investments	38,865,035
Foreign currency related transactions	(68)
38,864,967

Net gain (loss) on investment transactions	101,976,986

Net increase (decrease) in net assets resulting from operations	$106,011,346

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$4,034,360	$4,178,048
Net realized gain (loss) on investment transactions	63,112,019	(4,032,299)
Net unrealized appreciation (depreciation) on investment transactions during the period	38,864,967	106,909,012
Net increase (decrease) in net assets resulting from operations	106,011,346	107,054,761
Distributions to shareholders from:
Net investment income
Class A	(3,405,170)	(2,962,485)
Class B	(212,277)	(46,780)
Net realized gains
Class A	—	(3,977,032)
Class B	—	(77,506)
Portfolio share transactions:

Class A
Proceeds from shares sold	64,900,813	59,877,343
Reinvestment of distributions	3,405,170	6,939,517
Cost of shares redeemed	(45,290,684)	(56,654,673)
Net increase (decrease) in net assets from Class A share transactions	23,015,299	10,162,187

Class B
Proceeds from shares sold	29,315,151	24,979,856
Reinvestment of distributions	212,277	124,286
Cost of shares redeemed	(3,011,503)	(824,618)
Net increase (decrease) in net assets from Class B share transactions	26,515,925	24,279,524
Increase (decrease) in net assets	151,925,123	134,432,669
Net assets at beginning of period	385,683,642	251,250,973

Net assets at end of period (including undistributed net investment income of $3,681,177 and $3,552,152, respectively)	$537,608,765	$385,683,642

Other Information

Class A
Shares outstanding at beginning of period	22,038,819	21,449,028
Shares sold	3,660,918	4,545,529
Shares issued to shareholders in reinvestment of distributions	197,059	650,376
Shares redeemed	(2,608,551)	(4,606,114)
Net increase (decrease) in Portfolio shares	1,249,426	589,791

Shares outstanding at end of period	23,288,245	22,038,819

Class B
Shares outstanding at beginning of period	1,977,912	98,769
Shares sold	1,706,542	1,921,031
Shares issued to shareholders in reinvestment of distributions	12,277	11,637
Shares redeemed	(165,087)	(53,525)
Net increase (decrease) in Portfolio shares	1,553,732	1,879,143

Shares outstanding at end of period	3,531,644	1,977,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$16.06	$11.66	$13.21	$11.23	$10.85

Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.19	.17	.09	.02
Net realized and unrealized gain (loss) on investment transactions	3.98	4.55	(1.67)	1.89	.42
Total from investment operations	4.15	4.74	(1.50)	1.98	.44
Less distributions from:
Net investment income	(.16)	(.15)	(.05)	—	(.06)
Net realized gains on investment transactions	—	(.19)	—	—	—

Total distributions	(.16)	(.34)	(.05)	—	(.06)

Net asset value, end of period	$20.05	$16.06	$11.66	$13.21	$11.23

Total Return (%)	26.03	42.15	(11.43)	17.63	4.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	467	354	250	194	84
Ratio of expenses (%)	.79	.80	.81	.79	.82
Ratio of net investment income (loss) (%)	.96	1.46	1.28	.77	.15
Portfolio turnover rate (%)	73	71	86	57	36

[a]	On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$16.03	$11.65	$13.86

Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	3.97	4.56	(2.38)

Total from investment operations	4.07	4.69	(2.21)

Less distributions from:
Net investment income	(.09)	(.12)	—
Net realized gains on investment transactions	—	(.19)	—

Total distributions	(.09)	(.31)	—

Net asset value, end of period	$20.01	$16.03	$11.65

Total Return (%)	25.52	41.65	(15.95	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	32	1
Ratio of expenses (%)	1.16	1.19	1.06	*
Ratio of net investment income (loss) (%)	.59	1.07	3.01	*
Portfolio turnover rate (%)	73	71	86

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Eagle Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2004

☐ SVS Eagle Focused Large Cap Growth Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS Eagle Focused Large Cap Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,185	$9,282	$7,013	$9,005
	Average annual total return	1.85%	-2.45%	-6.85%	-2.01%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Eagle Focused Large Cap Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,151	$11,459
	Average annual total return			1.51%	5.59%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Eagle Focused Large Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,026.90	$1,024.70
Expenses Paid per $1,000*	$5.15	$7.04

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.12	$1,018.25
Expenses Paid per $1,000*	$5.14	$7.02

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Eagle Focused Large Cap Growth Portfolio	1.01%	1.38%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

The portfolio was up 1.85% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2004 while the benchmark Russell 1000 Growth Index was up 6.30%. The portfolio’s relative underperformance for the year was attributable primarily to an overweighting in poorly performing semiconductor and media stocks. Fairchild Semiconductor International, Inc. and Intel Corp. were a drag on performance, as the semiconductor industry saw strong year-over-year revenue growth but lagging stock prices. In other areas of technology, Dell, Inc. and Microsoft Corp. were positive contributors to relative performance. In the consumer discretionary sector, positive contributions from eBay, Inc., Yahoo!, Inc. and Harrah’s Entertainment, Inc. were not enough to overcome losses in Coca-Cola Co. and media companies Viacom, Inc. and Clear Channel

Communications*. During the year, advertising dollars continued to migrate from traditional media companies (cable, newspapers, radio and television) to nontraditional media companies, which were more adept at leveraging the Internet, such as eBay. We strategically shifted assets out of traditional and into nontraditional media names. On the positive side, strength in financial services was led by CheckFree Corp., which benefited from strong reported earnings and increasing traction in sales of its financial products. Caremark Rx, Inc. and Genzyme Corp. bolstered the solid performance of the portfolio’s health care holdings, as both companies improved their growth prospects via smart acquisitions. The global economy looks poised for what we expect will be continued and solid expansion in 2005, though the balance between inflation and growth remains a risk. We believe that solid top-line growth and high stable profit margins should drive earnings growth over the next year.

Ashi Parikh

Duane Eatherly

Portfolio Managers

Eagle Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	Not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Eagle Focused Large Cap Growth Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	98%	99%
Cash Equivalents	2%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Information Technology	41%	39%
Consumer Discretionary	23%	23%
Health Care	17%	15%
Consumer Staples	7%	3%
Financials	6%	11%
Industrials	6%	9%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 49. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 97.8%
Consumer Discretionary 22.0%
Hotels Restaurants & Leisure 5.6%
Harrah’s Entertainment, Inc.	51,050	3,414,734
McDonald’s Corp.	100,200	3,212,412

		6,627,146

Internet & Catalog Retail 4.3%

eBay, Inc.*	43,900	5,104,692

Media 8.2%
Comcast Corp. “A”*	56,200	1,845,608
EchoStar Communications Corp. “A”	74,750	2,484,690
Time Warner, Inc.*	108,700	2,113,128
Viacom, Inc. “B”	46,700	1,699,413
Walt Disney Co.	58,100	1,615,180

		9,758,019

Multiline Retail 2.0%
Target Corp.	46,200	2,399,166

Specialty Retail 1.8%
Home Depot, Inc.	50,725	2,167,987

Consumer Staples 6.5%
Beverages 3.0%
Coca-Cola Co.	84,900	3,534,387

Food & Drug Retailing 3.5%
Wal-Mart Stores, Inc.	78,900	4,167,498

Financials 6.2%
Capital Markets 1.9%
Goldman Sachs Group, Inc.	22,100	2,299,284

Diversified Financial Services 2.0%
Citigroup, Inc.	48,466	2,335,092

Insurance 2.3%
American International Group, Inc.	42,250	2,774,557

Health Care 16.3%
Biotechnology 2.2%
Genzyme Corp.*	45,600	2,647,992

Health Care Equipment & Supplies 2.0%
Zimmer Holdings, Inc.*	29,950	2,399,594

Health Care Providers & Services 2.5%
Caremark Rx, Inc.*	73,450	2,896,134

Pharmaceuticals 9.6%
Abbott Laboratories	43,200	2,015,280
Allergan, Inc.	24,100	1,953,787
Johnson & Johnson	48,000	3,044,160
Pfizer, Inc.	162,200	4,361,558

		11,374,785

	Shares	Value ($)
Industrials 6.4%
Electrical Equipment 2.5%
Emerson Electric Co.	41,600	2,916,160

Industrial Conglomerates 3.9%
General Electric Co.	127,250	4,644,625

Information Technology 40.4%
Communications Equipment 4.5%
Cisco Systems, Inc.*	188,500	3,638,050
Nokia Oyj (ADR)	110,900	1,737,803

		5,375,853

Computers & Peripherals 7.1%
Dell, Inc.*	154,650	6,516,951
EMC Corp.*	128,300	1,907,821

		8,424,772

Electronic Equipment & Instruments 2.6%
Symbol Technologies, Inc.	176,900	3,060,370

Internet Software & Services 2.9%
Yahoo!, Inc.*	91,450	3,445,836

IT Consulting & Services 3.0%
CheckFree Corp.*	40,250	1,532,720
First Data Corp.	47,950	2,039,793

		3,572,513

Semiconductors & Semiconductor Equipment 13.2%
Broadcom Corp. “A”*	121,200	3,912,336
Fairchild Semiconductor International, Inc.*	88,400	1,437,384
Intel Corp.	144,250	3,374,007
Maxim Integrated Products, Inc.	56,600	2,399,274
National Semiconductor Corp.*	125,500	2,252,725
Texas Instruments, Inc.	89,650	2,207,183

		15,582,909

Software 7.1%
Microsoft Corp.	219,100	5,852,161
Symantec Corp.*	97,100	2,501,296

		8,353,457

Total Common Stocks (Cost $101,267,812)		115,862,828

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,050,051)	3,050,051	3,050,051

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,317,863) (a)	100.4	118,912,879

Other Assets and Liabilities, Net	(0.4)	(499,845)

Net Assets	100.0	118,413,034

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $107,342,716. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $11,570,163. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,639,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,069,351.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $101,267,812)	$115,862,828
Investment in Scudder Cash Management QP Trust (cost $3,050,051)	3,050,051

Total investments in securities, at value (cost $104,317,863)	118,912,879

Dividends receivable	66,118
Interest receivable	4,031
Receivable for investments sold	1,376,012
Receivable for Portfolio shares sold	36,708
Other assets	4,231

Total assets	120,399,979

Liabilities
Payable for Portfolio shares redeemed	97,405
Payable for investments purchased	1,723,549
Accrued management fee	75,993
Other accrued expenses and payables	89,998

Total liabilities	1,986,945

Net assets, at value	$118,413,034

Net Assets
Net assets consist of:
Undistributed net investment income	404,661
Net unrealized appreciation (depreciation) on investments	14,595,016
Accumulated net realized gain (loss)	(26,027,743)
Paid-in capital	129,441,100

Net assets, at value	$118,413,034

Class A
Net Asset Value, offering and redemption price per share ($87,519,374 ÷ 9,955,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.79

Class B
Net Asset Value, offering and redemption price per share ($30,893,660 ÷ 3,544,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.72

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$1,576,944
Securities lending income, including income from Daily Assets Fund Institutional	1,104
Interest — Scudder Cash Management QP Trust	35,449

Total Income	1,613,497

Expenses:
Management fee	945,157
Custodian and accounting fees	82,602
Distribution service fees (Class B)	60,991
Record keeping fees (Class B)	31,879
Auditing	53,771
Legal	14,279
Trustees’ fees and expenses	1,913
Reports to shareholders	13,378
Other	6,345

Total expenses, before expense reductions	1,210,315

Expense reductions	(1,550)

Total expenses, after expense reductions	1,208,765

Net investment income (loss)	404,732

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(164,658)
Net unrealized appreciation (depreciation) during the period on investments	2,143,613

Net gain (loss) on investment transactions	1,978,955

Net increase (decrease) in net assets resulting from operations	$2,383,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$404,732	$(51,955)
Net realized gain (loss) on investment transactions	(164,658)	2,310,457
Net unrealized appreciation (depreciation) on investment transactions during the period	2,143,613	16,392,143
Net increase (decrease) in net assets resulting from operations	2,383,687	18,650,645
Portfolio share transactions:

Class A
Proceeds from shares sold	12,090,841	13,012,448
Cost of shares redeemed	(9,834,816)	(8,293,606)
Net increase (decrease) in net assets from Class A share transactions	2,256,025	4,718,842

Class B
Proceeds from shares sold	17,731,434	12,484,580
Cost of shares redeemed	(2,263,054)	(113,785)
Net increase (decrease) in net assets from Class B share transactions	15,468,380	12,370,795
Increase (decrease) in net assets	20,108,092	35,740,282
Net assets at beginning of period	98,304,942	62,564,660

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $404,661 and $71, respectively)	$118,413,034	$98,304,942

Other Information

Class A
Shares outstanding at beginning of period	9,695,116	9,100,995
Shares sold	1,445,596	1,735,087
Shares redeemed	(1,184,897)	(1,140,966)
Net increase (decrease) in Portfolio shares	260,699	594,121

Shares outstanding at end of period	9,955,815	9,695,116

Class B
Shares outstanding at beginning of period	1,703,581	77,032
Shares sold	2,112,493	1,642,289
Shares redeemed	(271,977)	(15,740)
Net increase (decrease) in Portfolio shares	1,840,516	1,626,549

Shares outstanding at end of period	3,544,097	1,703,581

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003		2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.63	6.82		$9.46	$11.40	$12.84

Income (loss) from investment operations:
Net investment income (loss)[b]	.04	—	*	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.12	1.81		(2.63)	(1.92)	(1.04)

Total from investment operations	.16	1.81		(2.64)	(1.94)	(1.09)

Less distributions from:
Net realized gains on investment transactions	—	—		—	—	(.35)

Net asset value, end of period	$8.79	$8.63		$6.82	$9.46	$11.40

Total Return (%)	1.85	26.54		(27.91)	(17.02)	(9.02)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	84		62	60	28
Ratio of expenses before expense reductions (%)	1.05	1.10		1.03	1.13	1.33
Ratio of expenses after expense reductions (%)	1.04	1.10		1.03	1.11	1.02
Ratio of net investment income (loss) (%)	.47	(.04)		(.08)	(.21)	(.37)
Portfolio turnover rate (%)	90	143		123	98	323

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.59	$6.81	$7.61

Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.12	1.82	(.81)

Total from investment operations	.13	1.78	(.80)

Net asset value, end of period	$8.72	$8.59	$6.81

Total Return (%)	1.51	26.14	(10.51	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	15	.5
Ratio of expenses (%)	1.42	1.49	1.30	*
Ratio of net investment income (loss) (%)	.09	(.43)	.21	*
Portfolio turnover rate (%)	90	143	123

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Focus Value+Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2004

☐ SVS Focus Value+Growth Portfolio — Class A

☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Focus Value+Growth Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,116	$10,946	$9,009	$18,139
	Average annual total return	11.16%	3.06%	-2.06%	7.11%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$21,250
	Average annual total return	10.88%	3.59%	-2.30%	9.09%

SVS Focus Value+Growth Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,082	$13,155
	Average annual total return			10.82%	11.58%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Focus Value+Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,089.50	$1,088.00
Expenses Paid per $1,000*	$4.24	$6.23

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,021.14	$1,019.24
Expenses Paid per $1,000*	$4.11	$6.03

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Focus Value+Growth Portfolio	.81%	1.18%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Focus Value+Growth Portfolio

We are pleased to announce that in the 12-month period ended December 31, 2004 the portfolio (Class A shares, unadjusted for contract charges) posted a total return 11.16%, versus a 10.88% return by the S&P 500 index.

The period proved difficult for the portfolio’s value holdings. In a highly concentrated portfolio, such as this, severe losses among core holdings can be very damaging. In this case, gains in the portfolio’s largest position — Freddie Mac — and of top-10 holdings, including UST, Inc. and Altria Group, Inc. were not enough to offset losses sustained by Fannie Mae and Pfizer, Inc. which faced scrutiny during the period. Mortgage provider Fannie Mae declined when its accounting practices came under investigation and were deemed improper by the SEC. Pfizer, Inc. plummeted after clinical studies suggested that osteoarthritis drug, Celebrex, might increase the cardiovascular risks when taken in large doses. While we’re disappointed in the events that led to the declines in these holdings, we believe they are temporary setbacks. We continue to hold both stocks.

The portfolio’s growth sleeve performed well with every sector posting positive returns for the year. Consumer discretionary stocks made the greatest contribution to overall performance. Among them was top-10 holding eBay, Inc., a provider of online auction services, which continued to benefit from market dominance and valuable brand recognition. Starbucks Corp. also aided performance with revenues and unit sales growth that exceeded expectations. Within the energy area, BJ Services Co.*, rose in tandem with historically high oil prices and increased demand for drilling services. While the sleeve’s technology sector advanced, several semiconductor stocks — Intel* and Texas Instruments* — produced negative returns as demand for semiconductors slowed, leading to inventory surpluses.

David N. Dreman Spiros Segalas

F. James Hutchinson Kathleen McCarragher

Co-Managers Co-Managers

Dreman Value Management L.L.C. Jennison Associates LLC

(Subadvisor for the Value portion of the Portfolio) (Subadvisor for the Growth portion of the Portfolio)

*	This holding was not held in the portfolio at the end of the reporting period.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Focus Value+Growth Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	99%	96%
Cash Equivalents	1%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Financials	28%	30%
Information Technology	21%	20%
Health Care	16%	15%
Consumer Staples	14%	8%
Consumer Discretionary	12%	18%
Industrials	4%	3%
Energy	3%	5%
Telecommunication Services	2%	—
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Focus Value+Growth Portfolio

	Shares	Value ($)
Common Stocks 98.8%
Consumer Discretionary 12.4%
Hotels Restaurants & Leisure 2.9%
Starbucks Corp.*	58,000	3,616,880

Internet & Catalog Retail 3.7%
eBay, Inc.*	40,100	4,662,828

Multiline Retail 2.8%
Target Corp.	67,000	3,479,310

Specialty Retail 3.0%
Borders Group, Inc.	31,250	793,750
Home Depot, Inc.	52,165	2,229,532
Staples, Inc.	23,340	786,792

		3,810,074

Consumer Staples 14.3%
Food & Drug Retailing 2.3%
Whole Foods Market, Inc.	30,200	2,879,570

Personal Products 2.4%
Estee Lauder Companies, Inc. “A”	67,200	3,075,744

Tobacco 9.6%
Altria Group, Inc.	111,100	6,788,210
Reynolds American, Inc.	8,825	693,645
UST, Inc.	94,920	4,566,601

		12,048,456

Energy 3.2%
Oil & Gas
Apache Corp.	1,200	60,684
Burlington Resources, Inc.	900	39,150
ChevronTexaco Corp.	12,150	637,996
ConocoPhillips	1,300	112,879
Devon Energy Corp.	46,690	1,817,175
EnCana Corp.	4,400	251,064
Kerr-McGee Corp.	16,350	944,866
Occidental Petroleum Corp.	3,099	180,858

		4,044,672

Financials 27.7%
Banks 7.1%
Bank of America Corp.	48,420	2,275,256
PNC Financial Services Group	17,510	1,005,774
Sovereign Bancorp, Inc.	48,810	1,100,666
US Bancorp.	28,700	898,884
Washington Mutual, Inc.	85,251	3,604,412

		8,884,992

Capital Markets 2.8%
Merrill Lynch & Co., Inc.	59,300	3,544,361

Consumer Finance 2.6%
American Express Co.	59,300	3,342,741

Diversified Financial Services 14.0%
Fannie Mae	85,050	6,056,410
Freddie Mac	112,150	8,265,455
JPMorgan Chase & Co.	86,500	3,374,365

		17,696,230

	Shares	Value ($)
Insurance 1.2%
American International Group, Inc.	22,500	1,477,575

Health Care 15.4%
Biotechnology 4.7%
Genentech, Inc.*	74,800	4,072,112
Gilead Sciences, Inc.*	53,600	1,875,464

		5,947,576

Health Care Equipment & Supplies 0.5%
Becton, Dickinson & Co.	10,675	606,340

Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	15,050	883,134
Cardinal Health, Inc.	5,750	334,363
HCA, Inc.	20,875	834,165
Laboratory Corp. of America Holdings*	23,890	1,190,200
Medco Health Solutions, Inc.*	22,062	917,779
Quest Diagnostics, Inc.	10,720	1,024,296

		5,183,937

Pharmaceuticals 6.1%
Bristol Myers Squibb Co.	55,170	1,413,455
Eli Lilly & Co.	35,600	2,020,300
Merck & Co., Inc.	46,900	1,507,366
Pfizer, Inc.	94,500	2,541,105
Wyeth	5,525	235,310

		7,717,536

Industrials 3.7%
Industrial Conglomerates 3.7%
General Electric Co.	101,200	3,693,800
Tyco International Ltd.	25,850	923,879

		4,617,679

Information Technology 20.5%
Computers & Peripherals 2.8%
Apple Computer, Inc.*	54,800	3,529,120

Electronic Equipment & Instruments 2.4%
Agilent Technologies, Inc.*	126,700	3,053,470

Internet Software & Services 6.0%
Google, Inc. “A”*	18,700	3,610,970
Yahoo!, Inc.*	104,000	3,918,720

		7,529,690

IT Consulting & Services 1.5%
Electronic Data Systems Corp.	82,525	1,906,328

Semiconductors & Semiconductor Equipment 2.0%
Marvell Technology Group Ltd.*	71,100	2,521,917

Software 5.8%
Electronic Arts, Inc.*	63,700	3,929,016
Microsoft Corp.	123,300	3,293,343

		7,222,359

Telecommunication Services 1.6%
Wireless Telecommunication Services
Nextel Communications, Inc. “A”*	67,000	2,010,000

Total Common Stocks (Cost $103,076,220)		124,409,385

	Shares	Value ($)
Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,256,952)	1,256,952	1,256,952

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,333,172) (a)	99.8	125,666,337

Other Assets and Liabilities, Net	0.2	229,302

Net Assets	100.0	125,895,639

Notes to SVS Focus Value+Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $104,426,153. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $21,240,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,483,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,243,094.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $103,076,220)	$124,409,385
Investment in Scudder Cash Management QP Trust (cost $1,256,952)	1,256,952

Total investments in securities, at value (cost $104,333,172)	125,666,337

Cash	79,047
Receivable for investments sold	316,809
Dividends receivable	152,268
Interest receivable	2,706
Other assets	3,721

Total assets	126,220,888

Liabilities
Payable for Portfolio shares redeemed	188,679
Accrued management fee	83,203
Other accrued expenses and payables	53,367

Total liabilities	325,249

Net assets, at value	$125,895,639

Net Assets
Net assets consist of:
Undistributed net investment income	1,316,360
Net unrealized appreciation (depreciation) on investments	21,333,165
Accumulated net realized gain (loss)	(29,983,699)
Paid-in capital	133,229,813

Net assets, at value	$125,895,639

Class A
Net Asset Value, offering and redemption price per share ($114,746,163 ÷ 8,194,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.00

Class B
Net Asset Value, offering and redemption price per share ($11,149,476 ÷ 798,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.97

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $66)	$2,355,322
Interest — Scudder Cash Management QP Trust	28,530
Securities lending income, including income from Daily Assets Fund Institutional	213

Total Income	2,384,065

Expenses:
Management fee	918,970
Custodian fees	15,016
Distribution service fees (Class B)	22,563
Record keeping fees (Class B)	12,161
Auditing	40,476
Legal	3,682
Reports to shareholders	10,424
Other	1,341

Total expenses, before expense reductions	1,024,633

Expense reductions	(1,623)

Total expenses, after expense reductions	1,023,010

Net investment income (loss)	1,361,055

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,306,873
Futures	116,366
4,423,239
Net unrealized appreciation (depreciation) during the period on:
Investments	6,929,650
Futures	(64,159)

6,865,491

Net gain (loss) on investment transactions	11,288,730

Net increase (decrease) in net assets resulting from operations	$12,649,785

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,361,055	$1,010,016
Net realized gain (loss) on investment transactions	4,423,239	(762,388)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,865,491	30,764,910
Net increase (decrease) in net assets resulting from operations	12,649,785	31,012,538
Distributions to shareholders from:
Net investment income
Class A	(964,388)	(861,563)
Class B	(34,623)	(12,687)
Portfolio share transactions:

Class A
Proceeds from shares sold	6,603,416	11,072,613
Reinvestment of distributions	964,388	861,563
Cost of shares redeemed	(24,197,037)	(17,513,556)
Net increase (decrease) in net assets from Class A share transactions	(16,629,233)	(5,579,380)

Class B
Proceeds from shares sold	4,462,355	5,121,184
Reinvestment of distributions	34,623	12,687
Cost of shares redeemed	(675,725)	(406,433)
Net increase (decrease) in net assets from Class B share transactions	3,821,253	4,727,438
Increase (decrease) in net assets	(1,157,206)	29,286,346
Net assets at beginning of period	127,052,845	97,766,499

Net assets at end of period (including undistributed net investment income of $1,316,360 and $954,315, respectively)	$125,895,639	$127,052,845

Other Information

Class A
Shares outstanding at beginning of period	9,513,858	10,089,997
Shares sold	516,151	983,070
Shares issued to shareholders in reinvestment of distributions	76,791	93,142
Shares redeemed	(1,912,193)	(1,652,351)
Net increase (decrease) in Portfolio shares	(1,319,251)	(576,139)

Shares outstanding at end of period	8,194,607	9,513,858

Class B
Shares outstanding at beginning of period	495,365	39,304
Shares sold	352,824	491,329
Shares issued to shareholders in reinvestment of distributions	2,757	1,372
Shares redeemed	(52,572)	(36,640)
Net increase (decrease) in Portfolio shares	303,009	456,061

Shares outstanding at end of period	798,374	495,365

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$12.70	$9.65	$13.08	$16.55	$18.96

Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.10	.08	.09	.12
Net realized and unrealized gain (loss) on investment transactions	1.27	3.04	(3.45)	(2.41)	(.73)

Total from investment operations	1.41	3.14	(3.37)	(2.32)	(.61)

Less distributions from:
Net investment income	(.11)	(.09)	(.06)	(.10)	(.10)
Net realized gains on investment transactions	—	—	—	(1.05)	(1.70)

Total distributions	(.11)	(.09)	(.06)	(1.15)	(1.80)

Net asset value, end of period	$14.00	$12.70	$9.65	$13.08	$16.55

Total Return (%)	11.16	32.87[c]	(25.89)	(14.35)	(3.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	121	97	140	153
Ratio of expenses before expense reductions (%)	.81	.85	.81	.79	.81
Ratio of expenses after expense reductions (%)	.81	.84	.81	.79	.81
Ratio of net investment income (loss) (%)	1.14	.96	.73	.64	.66
Portfolio turnover rate (%)	68	82	109	180	39

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.66	$9.63	$10.74

Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.26	3.04	(1.19)

Total from investment operations	1.36	3.09	(1.11)

Less distributions from:
Net investment income	(.05)	(.06)	—

Net asset value, end of period	$13.97	$12.66	$9.63

Total Return (%)	10.82	32.39[c]	(10.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	6	.4
Ratio of expenses before expense reductions (%)	1.19	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.19	1.24	1.06	*
Ratio of net investment income (loss) (%)	.76	.56	1.64	*
Portfolio turnover rate (%)	68	82	109

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Index 500 Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2004

☐ SVS Index 500 Portfolio — Class A ☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Index 500 Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,038	$10,966	$8,687	$9,517
	Average annual total return	10.38%	3.12%	-2.78%	-.92%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$9,947
	Average annual total return	10.88%	3.59%	-2.30%	-.10%

SVS Index 500 Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$10,998	$12,824
	Average annual total return			9.98%	10.45%
S&P 500 Index	Growth of $10,000			$11,088	$12,800
	Average annual total return			10.88%	10.38%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on September 1, 1999. Index returns begin August 31, 1999. Total returns would have been lower for the 3-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Index 500 Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,070.40	$1,068.20
Expenses Paid per $1,000*	$1.91	$3.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,023.29	$1,021.53
Expenses Paid per $1,000*	$1.87	$3.65

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Index 500 Portfolio	.37%	.72%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Index 500 Portfolio

For the 12-month period ended December 31, 2004, the portfolio produced a total return of 10.38% (Class A shares, unadjusted for contract charges). The Standard & Poor’s 500 (S&P 500) index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the quarter, the S&P 500 Barra Value index rose 9.93% versus 8.51% for the S&P 500 Barra Growth index.1 For the year, value stocks (+15.71%) outperformed growth stocks (+6.13%) by 958 basis points. As has been the case throughout the year, returns increased as market capitalization decreased. The small- and mid-cap segments continued their buoyant pace during the quarter with the S&P MidCap 400 up 12.16% and the S&P SmallCap 600 increasing by 13.00%.2 This year, the performance differential across capitalization segments was even more pronounced. The S&P MidCap 400 index increased by 16.48%, while the S&P SmallCap 600 index increased by 22.68%.

The US economy rallied again in the fourth quarter, continuing the 13-quarter economic expansion. Stock prices, which hit a low in October 2002, have recovered over the past nine quarters. Economic growth, changing from a consumption-driven trend to one that is driven by business and business investment, grew slightly above the 3.5 to 4 cent per share trend. At year end, corporate executives remain cautiously optimistic that inflation would remain under control, with core Consumer Price Index (an inflationary indicator that measures the change in the cost of a fixed basket of products and services) running at about 2.3%, and that the Federal Reserve Board would continue its measured pace of rate increases. The dollar, on a trade-weighted basis, is probably going to continue to decline, but the willingness of overseas investors to own our assets is still high. Our returns on capital and profitability remain superior to what’s happening in Europe and Japan.

All S&P 500 index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index’s return advancing by only 2.54% and 1.67% for the year.

The Portfolio Management Team

Northern Trust Investments, N.A., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the portfolio’s cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

[1]	S&P 500 Barra Value index is an unmanaged, capitalization-weighted index of all the stock in the S&P 500 index that have low price-to-book ratios. The S&P 500 Barra Growth index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 index that have high price-to-book ratios.

[2]	S&P MidCap 400 index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.

S&P SmallCap 600 index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Index 500 Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	98%
Cash Equivalents	1%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	21%	21%
Information Technology	16%	18%
Health Care	13%	13%
Consumer Discretionary	12%	11%
Industrials	12%	11%
Consumer Staples	10%	11%
Energy	7%	6%
Telecommunication Services	3%	3%
Materials	3%	3%
Utilities	3%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Index 500 Portfolio

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 11.7%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,449	52,776
Dana Corp.	5,357	92,837
Delphi Corp.	18,383	165,815
Goodyear Tire & Rubber Co.*	6,957	101,989
Johnson Controls, Inc.	6,906	438,117
Visteon Corp.	3,894	38,044

		889,578

Automobiles 0.6%
Ford Motor Co.	64,203	939,932
General Motors Corp.	19,491	780,810
Harley-Davidson, Inc.	10,535	640,001

		2,360,743

Distributors 0.1%
Genuine Parts Co.	5,509	242,727

Hotels Restaurants & Leisure 1.5%
Carnival Corp.	22,491	1,296,156
Darden Restaurants, Inc.	5,275	146,328
Harrah’s Entertainment, Inc.	4,319	288,898
Hilton Hotels Corp.	13,040	296,530
International Game Technology	11,497	395,267
Marriott International, Inc. “A”	7,817	492,315
McDonald’s Corp.	44,906	1,439,686
Starbucks Corp.*	14,333	893,806
Starwood Hotels & Resorts Worldwide, Inc.	6,846	399,806
Wendy’s International, Inc.	3,611	141,768
YUM! Brands, Inc.	9,849	464,676

		6,255,236

Household Durables 0.5%
Black & Decker Corp.	2,694	237,961
Centex Corp.	4,056	241,656
Fortune Brands, Inc.	5,187	400,333
KB Home	1,769	184,684
Leggett & Platt, Inc.	6,357	180,729
Maytag Corp.	3,229	68,132
Newell Rubbermaid, Inc.	9,046	218,823
Pulte Homes, Inc.	4,196	267,705
Snap-On, Inc.	1,893	65,043
The Stanley Works	2,719	133,204
Whirlpool Corp.	2,314	160,152

		2,158,422

Internet & Catalog Retail 0.7%
eBay, Inc.*	23,235	2,701,766

Leisure Equipment & Products 0.2%
Brunswick Corp.	3,575	176,962
Eastman Kodak Co.	10,459	337,303
Hasbro, Inc.	5,527	107,113
Mattel, Inc.	14,553	283,638

		905,016

Media 3.9%
Clear Channel Communications, Inc.	20,659	691,870
Comcast Corp. “A”*	77,777	2,588,419

	Shares	Value ($)
Dow Jones & Co., Inc.	2,720	117,123
Gannett Co., Inc.	8,946	730,888
Interpublic Group of Companies, Inc.*	13,697	183,540
Knight-Ridder, Inc.	3,034	203,096
McGraw-Hill Companies, Inc.	6,869	628,788
Meredith Corp.	1,700	92,140
New York Times Co. “A”	4,882	199,186
News Corp. “A”	91,400	1,705,524
Omnicom Group, Inc.	6,782	571,858
Time Warner, Inc.*	159,460	3,099,902
Tribune Co.	10,806	455,365
Univision Communications, Inc. “A”*	11,205	327,970
Viacom, Inc. “B”	59,709	2,172,810
Walt Disney Co.	70,937	1,972,049

		15,740,528

Multiline Retail 1.1%
Big Lots, Inc.*	3,692	44,784
Dillard’s, Inc. “A”	3,351	90,041
Dollar General Corp.	12,247	254,370
Family Dollar Stores, Inc.	5,679	177,355
Federated Department Stores, Inc.	6,209	358,818
J.C. Penny Co., Inc.	9,683	400,876
Kohl’s Corp.*	11,781	579,272
May Department Stores Co.	10,737	315,668
Nordstrom, Inc.	4,524	211,407
Sears, Roebuck & Co.	7,001	357,261
Target Corp.	31,811	1,651,945

		4,441,797

Specialty Retail 2.4%
AutoNation, Inc.*	8,500	163,285
AutoZone, Inc.*	2,742	250,372
Bed Bath & Beyond, Inc.*	10,776	429,208
Best Buy Co., Inc.	10,997	653,442
Circuit City Stores, Inc.	7,630	119,333
Home Depot, Inc.	76,433	3,266,746
Limited Brands	14,021	322,763
Lowe’s Companies, Inc.	27,536	1,585,798
Office Depot, Inc.*	9,903	171,916
OfficeMax, Inc.	3,441	107,979
RadioShack Corp.	5,270	173,278
Sherwin-Williams Co.	4,770	212,885
Staples, Inc.	18,026	607,657
The Gap, Inc.	30,825	651,024
Tiffany & Co.	4,600	147,062
TJX Companies, Inc.	17,493	439,599
Toys “R” Us, Inc.*	8,117	166,155

		9,468,502

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	6,500	366,600
Jones Apparel Group, Inc.	4,166	152,351
Liz Claiborne, Inc.	3,766	158,963
NIKE, Inc. “B”	9,063	821,923
Reebok International Ltd.	2,518	110,792
VF Corp.	4,121	228,221

		1,838,850

	Shares	Value ($)
Consumer Staples 10.3%
Beverages 2.2%
Adolph Coors Co. “B”	1,535	116,153
Anheuser-Busch Companies, Inc.	28,190	1,430,079
Brown-Forman Corp. “B”	3,780	184,010
Coca-Cola Co.	84,204	3,505,413
Coca-Cola Enterprises, Inc.	16,834	350,989
Pepsi Bottling Group, Inc.	9,100	246,064
PepsiCo, Inc.	59,478	3,104,752

		8,937,460

Food & Staples Retailing 3.1%
Albertsons, Inc.	12,891	307,837
Costco Wholesale Corp.	16,694	808,157
CVS Corp.	14,096	635,307
Kroger Co.*	26,149	458,653
Safeway, Inc.*	14,637	288,934
SUPERVALU, Inc.	4,270	147,400
Sysco Corp.	22,826	871,268
Wal-Mart Stores, Inc.	147,874	7,810,705
Walgreen Co.	35,891	1,377,138

		12,705,399

Food Products 1.3%
Archer-Daniels-Midland Co.	23,716	529,104
Campbell Soup Co.	13,499	403,485
ConAgra Foods, Inc.	17,361	511,282
General Mills, Inc.	13,616	676,851
H.J. Heinz Co.	12,190	475,288
Hershey Foods Corp.	8,478	470,868
Kellogg Co.	15,093	674,054
McCormick & Co, Inc.	4,500	173,700
Sara Lee Corp.	28,428	686,252
William Wrigley Jr. Co.	7,470	516,849

		5,117,733

Household Products 1.8%
Clorox Co.	5,230	308,204
Colgate-Palmolive Co.	18,820	962,831
Kimberly-Clark Corp.	17,669	1,162,797
Procter & Gamble Co.	88,342	4,865,877

		7,299,709

Personal Products 0.6%
Alberto-Culver Co. “B”	3,050	148,139
Avon Products, Inc.	15,982	618,503
Gillette Co.	35,192	1,575,898

		2,342,540

Tobacco 1.3%
Altria Group, Inc.	71,547	4,371,522
Reynolds American, Inc.	5,245	412,257
UST, Inc.	6,211	298,811

		5,082,590

Energy 7.0%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	12,449	531,199
BJ Services Co.	6,069	282,451
Halliburton Co.	15,007	588,875
Nabors Industries Ltd.*	4,998	256,347
Noble Corp.*	4,440	220,846
Rowan Companies, Inc.*	4,409	114,193

	Shares	Value ($)
Schlumberger Ltd.	20,544	1,375,421
Transocean, Inc.*	11,124	471,546

		3,840,878

Oil & Gas 6.1%
Amerada Hess Corp.	2,950	243,021
Anadarko Petroleum Corp.	8,327	539,673
Apache Corp.	10,997	556,118
Ashland, Inc.	2,315	135,150
Burlington Resources, Inc.	14,196	617,526
ChevronTexaco Corp.	73,802	3,875,343
ConocoPhillips	24,347	2,114,050
Devon Energy Corp.	17,572	683,902
El Paso Corp.	21,441	222,987
EOG Resources, Inc.	3,939	281,087
ExxonMobil Corp.	225,486	11,558,412
Kerr-McGee Corp.	4,970	287,216
Kinder Morgan, Inc.	4,064	297,200
Marathon Oil Corp.	12,523	470,990
Occidental Petroleum Corp.	14,311	835,190
Sunoco, Inc.	2,808	229,442
Unocal Corp.	9,808	424,098
Valero Energy Corp.	8,600	390,440
Williams Companies, Inc.	20,143	328,130
XTO Energy, Inc.	9,100	321,958

		24,411,933

Financials 20.3%
Banks 6.4%
AmSouth Bancorp.	11,645	301,605
Bank of America Corp.	140,908	6,621,267
BB&T Corp.	18,759	788,816
Comerica, Inc.	6,346	387,233
Compass Bancshares, Inc.	3,700	180,079
Fifth Third Bancorp.	20,291	959,358
First Horizon National Corp.	4,143	178,605
Golden West Financial Corp.	10,906	669,847
Huntington Bancshares, Inc.	9,010	223,268
KeyCorp.	14,818	502,330
M&T Bank Corp.	3,897	420,252
Marshall & Ilsley Corp.	7,300	322,660
National City Corp.	24,503	920,088
North Fork Bancorp., Inc.	16,200	467,370
PNC Financial Services Group	10,280	590,483
Regions Financial Corp.	15,287	544,064
Sovereign Bancorp, Inc.	10,967	247,306
SunTrust Banks, Inc.	13,349	986,224
Synovus Financial Corp.	10,082	288,144
US Bancorp.	66,411	2,079,992
Wachovia Corp.	56,560	2,975,056
Washington Mutual, Inc.	30,177	1,275,884
Wells Fargo & Co.	58,813	3,655,228
Zions Bancorp.	3,565	242,527

		25,827,686

Capital Markets 2.8%
Bank of New York Co., Inc.	28,087	938,668
Bear Stearns Companies, Inc.	3,400	347,854
Charles Schwab Corp.	48,497	580,024
E*TRADE Financial Corp.*	12,000	179,400
Federated Investors, Inc. “B”	3,500	106,400
Franklin Resources, Inc.	9,012	627,686

	Shares	Value ($)
Goldman Sachs Group, Inc.	16,795	1,747,352
Janus Capital Group, Inc.	7,856	132,059
Lehman Brothers Holdings, Inc.	9,383	820,825
Mellon Financial Corp.	15,773	490,698
Merrill Lynch & Co., Inc.	32,662	1,952,208
Morgan Stanley	38,802	2,154,287
Northern Trust Corp.	7,049	342,440
State Street Corp.	12,153	596,955
T. Rowe Price Group, Inc.	4,731	294,268

		11,311,124

Consumer Finance 1.4%
American Express Co.	44,623	2,515,399
Capital One Financial Corp.	8,273	696,669
MBNA Corp.	45,213	1,274,554
Providian Financial Corp.*	9,714	159,990
SLM Corp.	15,425	823,541

		5,470,153

Diversified Financial Services 5.0%
CIT Group, Inc.	7,300	334,486
Citigroup, Inc.	181,277	8,733,926
Countrywide Financial Corp.	19,948	738,275
Fannie Mae	33,718	2,401,059
Freddie Mac	24,487	1,804,692
JPMorgan Chase & Co.	124,058	4,839,503
MGIC Investment Corp.	3,177	218,927
Moody’s Corp.	5,252	456,136
Principal Financial Group, Inc.	10,200	417,588

		19,944,592

Insurance 4.2%
ACE Ltd.	9,500	406,125
AFLAC, Inc.	17,900	713,136
Allstate Corp.	24,749	1,280,018
Ambac Financial Group, Inc.	3,586	294,518
American International Group, Inc.	90,855	5,966,448
Aon Corp.	10,283	245,352
Chubb Corp.	6,864	527,842
Cincinnati Financial Corp.	5,335	236,127
Hartford Financial Services Group, Inc.	10,388	719,992
Jefferson-Pilot Corp.	5,273	273,985
Lincoln National Corp.	6,146	286,895
Loews Corp.	6,730	473,119
Marsh & McLennan Companies, Inc.	18,571	610,986
MBIA, Inc.	5,264	333,106
MetLife, Inc.	26,745	1,083,440
Progressive Corp.	7,026	596,086
Prudential Financial, Inc.	18,490	1,016,210
Safeco Corp.	4,843	252,998
St. Paul Travelers Companies, Inc.	23,271	862,656
Torchmark Corp.	3,589	205,076
UnumProvident Corp.	9,316	167,129
XL Capital Ltd. “A”	4,841	375,904

		16,927,148

Real Estate 0.5%
Apartment Investment & Management Co. “A” (REIT)	3,900	150,306
Archstone-Smith Trust (REIT)	6,100	233,630
Equity Office Properties Trust (REIT)	15,129	440,556
Equity Residential (REIT)	9,300	336,474

	Shares	Value ($)
Plum Creek Timber Co., Inc. (REIT)	5,800	222,952
ProLogis (REIT)	5,700	246,981
Simon Property Group, Inc. (REIT)	8,168	528,225

		2,159,124

Health Care 12.5%
Biotechnology 1.3%
Amgen, Inc.*	44,201	2,835,494
Applera Corp. — Applied Biosystems Group	6,641	138,864
Biogen Idec, Inc.*	11,807	786,464
Chiron Corp.*	6,860	228,644
Genzyme Corp.*	8,047	467,289
Gilead Sciences, Inc.*	14,784	517,292
MedImmune, Inc.*	9,045	245,210

		5,219,257

Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,782	114,868
Baxter International, Inc.	21,651	747,826
Becton, Dickinson & Co.	9,288	527,558
Biomet, Inc.	9,153	397,149
Boston Scientific Corp.*	29,616	1,052,849
C.R. Bard, Inc.	3,416	218,556
Fisher Scientific International, Inc.*	4,100	255,758
Guidant Corp.	10,934	788,341
Hospira, Inc.*	5,139	172,157
Medtronic, Inc.	42,320	2,102,034
Millipore Corp.*	1,631	81,240
PerkinElmer, Inc.	4,220	94,908
St. Jude Medical, Inc.*	12,124	508,359
Stryker Corp.	14,456	697,502
Thermo Electron Corp.*	6,105	184,310
Waters Corp.*	3,900	182,481
Zimmer Holdings, Inc.*	8,644	692,557

		8,818,453

Health Care Providers & Services 2.2%
Aetna, Inc.	5,150	642,463
AmerisourceBergen Corp.	3,744	219,698
Cardinal Health, Inc.	14,969	870,447
Caremark Rx, Inc.*	15,843	624,689
CIGNA Corp.	4,645	378,893
Express Scripts, Inc.*	2,905	222,058
HCA, Inc.	14,547	581,298
Health Management Associates, Inc. “A”	9,079	206,275
Humana, Inc.*	6,142	182,356
IMS Health, Inc.	7,716	179,088
Laboratory Corp. of America Holdings*	4,800	239,136

Manor Care, Inc.	2,838	100,550
McKesson Corp.	9,678	304,470
Medco Health Solutions, Inc.*	9,925	412,880
Quest Diagnostics, Inc.	3,391	324,010
Tenet Healthcare Corp.*	15,222	167,138
UnitedHealth Group, Inc.	22,896	2,015,535
WellPoint Health Networks, Inc.*	10,328	1,187,720

		8,858,704

Pharmaceuticals 6.8%
Abbott Laboratories	54,995	2,565,517
Allergan, Inc.	4,736	383,948

	Shares	Value ($)
Bristol-Myers Squibb Co.	69,041	1,768,830
Eli Lilly & Co. (e)	39,275	2,228,856
Forest Laboratories, Inc.*	12,540	562,544
Johnson & Johnson	103,606	6,570,693
King Pharmaceuticals, Inc.*	8,965	111,166
Merck & Co., Inc.	77,275	2,483,618
Mylan Laboratories, Inc. (e)	9,800	173,264
Pfizer, Inc.	263,128	7,075,512
Schering-Plough Corp.	51,983	1,085,405
Watson Pharmaceuticals, Inc.*	4,059	133,176
Wyeth	46,568	1,983,331

		27,125,860

Industrials 11.6%
Aerospace & Defense 2.0%
Boeing Co.	29,760	1,540,675
General Dynamics Corp.	6,876	719,230
Goodrich Corp.	3,932	128,340
Honeywell International, Inc.	30,103	1,065,947
L-3 Communications Holdings, Inc.	3,700	270,988
Lockheed Martin Corp.	15,622	867,802
Northrop Grumman Corp.	12,818	696,786
Raytheon Co.	16,426	637,822
Rockwell Collins, Inc.	5,856	230,961
United Technologies Corp.	18,219	1,882,934

		8,041,485

Air Freight & Logistics 1.1%
FedEx Corp.	10,265	1,011,000
Ryder System, Inc.	2,652	126,686
United Parcel Service, Inc. “B”	39,411	3,368,064

		4,505,750

Airlines 0.1%
Delta Air Lines, Inc.* (e)	5,870	43,908
Southwest Airlines Co.	27,247	443,581

		487,489

Building Products 0.2%
American Standard Companies, Inc.*	7,289	301,181
Masco Corp.	16,216	592,371

		893,552

Commercial Services & Supplies 1.0%
Allied Waste Industries, Inc.*	11,039	102,442
Apollo Group, Inc. “A”*	6,611	533,574
Avery Dennison Corp.	3,615	216,792
Cendant Corp.	37,581	878,644
Cintas Corp.	5,764	252,809
Equifax, Inc.	4,524	127,124
H&R Block, Inc.	5,778	283,122
Monster Worldwide, Inc.*	4,533	152,490
Pitney Bowes, Inc.	7,591	351,311
R.R. Donnelley & Sons Co.	7,164	252,818
Robert Half International, Inc.	5,600	164,808
Waste Management, Inc.	20,485	613,321

		3,929,255

Construction & Engineering 0.1%
Fluor Corp.	2,725	148,540

Electrical Equipment 0.4%
American Power Conversion Corp.	7,514	160,800
Cooper Industries, Ltd. “A”	3,051	207,132

	Shares	Value ($)
Emerson Electric Co.	14,963	1,048,906
Power-One, Inc.*	2,782	24,816
Rockwell Automation, Inc.	6,108	302,651

		1,744,305

Industrial Conglomerates 4.6%
3M Co.	26,986	2,214,741
General Electric Co.	369,601	13,490,436
Textron, Inc.	4,982	367,672
Tyco International Ltd.	69,934	2,499,441

		18,572,290

Machinery 1.5%
Caterpillar, Inc.	11,950	1,165,244
Cummins, Inc.	1,702	142,611
Danaher Corp.	10,646	611,187
Deere & Co.	8,750	651,000
Dover Corp.	7,035	295,048
Eaton Corp.	5,542	401,019
Illinois Tool Works, Inc.	10,677	989,544
Ingersoll-Rand Co. “A”	6,335	508,700
ITT Industries, Inc.	3,473	293,295

Navistar International Corp.*	2,271	99,879
PACCAR, Inc.	6,386	513,945
Pall Corp.	3,953	114,439
Parker-Hannifin Corp.	4,098	310,383

		6,096,294

Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,515	639,395
CSX Corp.	7,001	280,600
Norfolk Southern Corp.	13,585	491,641
Union Pacific Corp.	8,957	602,358

		2,013,994

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	2,974	198,128

Information Technology 15.8%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	31,308	83,905
Andrew Corp.*	6,180	84,233
Avaya, Inc.*	15,715	270,298
CIENA Corp.*	22,277	74,405
Cisco Systems, Inc.*	230,632	4,451,198
Comverse Technologies, Inc.*	7,308	178,681
Corning, Inc.*	49,647	584,345
JDS Uniphase Corp.*	52,034	164,948
Lucent Technologies, Inc.*	157,488	592,155
Motorola, Inc.	84,565	1,454,518
QUALCOMM, Inc.	57,138	2,422,651
Scientific-Atlanta, Inc.	5,668	187,101
Tellabs, Inc.*	17,477	150,127

		10,698,565

Computers & Peripherals 3.9%
Apple Computer, Inc.*	13,967	899,475
Dell, Inc.*	87,046	3,668,118
EMC Corp.*	85,224	1,267,281
Gateway, Inc.*	11,777	70,780
Hewlett-Packard Co.	106,253	2,228,125
International Business Machines Corp.	58,035	5,721,090
Lexmark International, Inc. “A”*	4,536	385,560

	Shares	Value ($)
NCR Corp.*	3,094	214,198
Network Appliance, Inc.*	12,814	425,681
QLogic Corp.*	3,509	128,886
Sun Microsystems, Inc.*	119,166	641,113

		15,650,307

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	17,471	421,051

Jabil Circuit, Inc.*	6,581	168,342
Molex, Inc.	6,191	185,730
Sanmina-SCI Corp.*	19,217	162,768
Solectron Corp.*	31,507	167,932
Symbol Technologies, Inc.	7,650	132,345
Tektronix, Inc.	2,824	85,313

		1,323,481

Internet Software & Services 0.5%
Yahoo!, Inc.*	48,444	1,825,370

IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. “A”*	4,500	270,855
Automatic Data Processing, Inc.	20,908	927,270
Computer Sciences Corp.*	6,523	367,701
Convergys Corp.*	4,747	71,158
Electronic Data Systems Corp.	17,253	398,544
First Data Corp.	29,635	1,260,673
Fiserv, Inc.*	7,141	286,997
Paychex, Inc.	13,451	458,410
Sabre Holdings Corp.	4,362	96,662
SunGard Data Systems, Inc.*	9,499	269,107
Unisys Corp.*	10,880	110,758

		4,518,135

Office Electronics 0.1%
Xerox Corp.*	34,217	582,031

Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.*	13,913	306,364
Altera Corp.*	13,465	278,726
Analog Devices, Inc.	12,662	467,481
Applied Materials, Inc.*	58,625	1,002,488
Applied Micro Circuits Corp.*	12,600	53,046
Broadcom Corp. “A”*	11,277	364,022
Freescale Semiconductor, Inc.*	13,837	254,047
Intel Corp.	221,945	5,191,294
KLA-Tencor Corp.*	7,086	330,066
Linear Technology Corp.	11,041	427,949
LSI Logic Corp.*	12,513	68,571
Maxim Integrated Products, Inc.	11,147	472,521
Micron Technology, Inc.*	20,014	247,173
National Semiconductor Corp.*	12,434	223,190
Novellus Systems, Inc.*	5,532	154,288
NVIDIA Corp.*	6,307	148,593
PMC-Sierra, Inc.*	6,855	77,119
Teradyne, Inc.*	7,305	124,696
Texas Instruments, Inc.	59,957	1,476,141
Xilinx, Inc.	11,811	350,196

		12,017,971

Software 4.2%
Adobe Systems, Inc.	8,538	535,674
Autodesk, Inc.	8,248	313,012
BMC Software, Inc.*	7,308	135,929
Citrix Systems, Inc.*	6,498	159,396

	Shares	Value ($)
Computer Associates International, Inc.	20,052	622,815
Compuware Corp.*	12,246	79,232
Electronic Arts, Inc.*	10,746	662,813
Intuit, Inc.*	6,937	305,297
Mercury Interactive Corp.*	3,183	144,986
Microsoft Corp.	380,162	10,154,127
Novell, Inc.*	14,416	97,308
Oracle Corp.*	178,469	2,448,595
Parametric Technology Corp.*	7,591	44,711
Siebel Systems, Inc.*	17,915	188,107
Symantec Corp.*	21,574	555,746
VERITAS Software Corp.*	14,686	419,285

		16,867,033

Materials 3.1%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,264	479,064
Dow Chemical Co.	33,595	1,663,289
E.I. du Pont de Nemours & Co.	35,350	1,733,918
Eastman Chemical Co.	2,537	146,461
Ecolab, Inc.	8,486	298,113
Engelhard Corp.	4,300	131,881
Great Lakes Chemical Corp.	1,700	48,433
Hercules, Inc.*	3,707	55,049
International Flavors & Fragrances, Inc.	3,111	133,275
Monsanto Co.	9,558	530,947
PPG Industries, Inc.	6,205	422,933
Praxair, Inc.	11,263	497,261
Rohm & Haas Co.	7,252	320,756
Sigma-Aldrich Corp.	2,820	170,497

		6,631,877

Construction Materials 0.0%
Vulcan Materials Co.	3,410	186,220

Containers & Packaging 0.2%
Ball Corp.	3,800	167,124
Bemis Co., Inc.	3,512	102,164
Pactiv Corp.*	4,998	126,399
Sealed Air Corp.*	2,695	143,563
Temple-Inland, Inc.	1,768	120,931

		660,181

Metals & Mining 0.7%
Alcoa, Inc.	30,467	957,273
Allegheny Technologies, Inc.	3,667	79,464
Freeport-McMoRan Copper & Gold, Inc. “B”	6,109	233,547
Newmont Mining Corp.	16,011	711,048
Nucor Corp.	5,502	287,975
Phelps Dodge Corp.	3,377	334,053
United States Steel Corp.	3,959	202,899

		2,806,259

Paper & Forest Products 0.5%
Georgia-Pacific Corp.	8,402	314,907
International Paper Co.	17,090	717,780
Louisiana-Pacific Corp.	4,297	114,902
MeadWestvaco Corp.	6,593	223,436
Weyerhaeuser Co.	8,699	584,747

		1,955,772

	Shares	Value ($)
Telecommunication Services 3.2%
Diversified Telecommunication Services 2.9%
ALLTEL Corp.	10,137	595,650
AT&T Corp.	28,336	540,084
BellSouth Corp.	64,564	1,794,234
CenturyTel, Inc.	5,224	185,295
Citizens Communications Co.	12,500	172,375
Qwest Communications International, Inc.*	60,085	266,778
SBC Communications, Inc.	116,106	2,992,052
Sprint Corp.	52,266	1,298,810
Verizon Communications, Inc.	96,385	3,904,556

		11,749,834

Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. “A”*	38,843	1,165,290

Utilities 2.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	4,410	86,921
Ameren Corp.	6,269	314,328
American Electric Power Co.	13,784	473,343
CenterPoint Energy, Inc.	10,121	114,367
Cinergy Corp.	5,749	239,331
Consolidated Edison, Inc.	7,722	337,838
DTE Energy Co.	5,757	248,299
Edison International	11,867	380,100
Entergy Corp.	8,356	564,782
Exelon Corp.	23,600	1,040,052
FirstEnergy Corp.	11,970	472,935
FPL Group, Inc.	6,747	504,338

PG&E Corp.*	14,726	490,081
Pinnacle West Capital Corp.	3,008	133,585
PPL Corp.	6,179	329,217
Progress Energy, Inc.	7,923	358,437
Southern Co.	26,317	882,146
TECO Energy, Inc.	5,400	82,836
TXU Corp.	8,524	550,309
Xcel Energy, Inc.	13,087	238,183

		7,841,428

	Shares	Value ($)
Gas Utilities 0.1%
KeySpan Corp.	5,532	218,237
Nicor, Inc.	1,506	55,632
NiSource, Inc.	10,100	230,078
Peoples Energy Corp.	1,128	49,576

		553,523

Multi-Utilities 0.8%
AES Corp.*	21,871	298,977
Calpine Corp.*	20,401	80,380
CMS Energy Corp.*	6,256	65,375
Constellation Energy Group, Inc.	5,710	249,584
Dominion Resources, Inc.	12,045	815,928
Duke Energy Corp.	34,431	872,137
Dynegy, Inc. “A”*	12,553	57,995
Public Service Enterprise Group, Inc.	8,755	453,247
Sempra Energy	8,687	318,639

		3,212,262

Total Common Stocks (Cost $342,635,917)		395,280,129

US Government Backed 0.2%
US Treasury Bill, 2.18%**, 3/24/2005 (c) (Cost $726,442)	730,000	726,442

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $962,450)	962,450	962,450

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $4,677,217)	4,677,217	4,677,217

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $349,002,026) (a)	100.0	401,646,238

Other Assets and Liabilities, Net	(0.0)	(136,536)

Net Assets	100.0	401,509,702

Notes to SVS Index 500 Portfolio of Investments

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $374,533,283. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,112,955. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $65,853,112 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,740,157.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $932,230, which is 0.2% of total net assets.

(f)	Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
S&P 500	3/17/2005	21	6,215,901	6,371,925	156,024

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $343,362,359) — including $932,230 of securities loaned	$396,006,571
Investment in Daily Assets Fund Institutional (cost $962,450)*	962,450
Investment in Scudder Cash Management QP Trust (cost $4,677,217)	4,677,217

Total investments in securities, at value (cost $349,002,026)	401,646,238

Receivable for investments sold	348,365
Dividends receivable	510,329
Interest receivable	14,892
Receivable for Portfolio shares sold	181,626
Other assets	11,965

Total assets	402,713,415

Liabilities
Payable upon return of securities loaned	962,450
Payable for Portfolio shares redeemed	24,580
Payable for daily variation margin on open futures contracts	16,282
Accrued management fee	60,072

Other accrued expenses and payables	140,329

Total liabilities	1,203,713

Net assets, at value	$401,509,702

Net Assets
Net assets consist of:
Undistributed net investment income	5,567,259
Net unrealized appreciation (depreciation) on:
Investments	52,644,212
Futures	156,024
Accumulated net realized gain (loss)	(46,088,532)
Paid-in capital	389,230,739

Net assets, at value	$401,509,702

Class A
Net Asset Value, offering and redemption price per share ($332,957,896 ÷ 36,513,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12

Class B
Net Asset Value, offering and redemption price per share ($68,551,806 ÷ 7,543,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.09

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends	$7,322,952
Interest	7,694
Interest — Scudder Cash Management QP Trust	81,741
Securities lending income, including income from Daily Assets Fund Institutional	3,534

Total Income	7,415,921

Expenses:
Management fee	1,145,237
Custodian and accounting fees	169,405
Distribution service fees (Class B)	128,429
Record keeping fees (Class B)	67,396
Auditing	47,500
Legal	22,815
Trustees’ fees and expenses	6,150
Reports to shareholders	43,270
Registration fees	760
Other	47,303

Total expenses, before expense reductions	1,678,265

Expense reductions	(9,101)

Total expenses, after expense reductions	1,669,164

Net investment income (loss)	5,746,757

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(11,480,105)
Futures	843,542

(10,636,563)

Net unrealized appreciation (depreciation) during the period on:
Investments	41,973,365
Futures	(14,332)

41,959,033

Net gain (loss) on investment transactions	31,322,470

Net increase (decrease) in net assets resulting from operations	$37,069,227

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$5,746,757	$3,524,386
Net realized gain (loss) on investment transactions	(10,636,563)	(12,180,785)
Net unrealized appreciation (depreciation) on investment transactions during the period	41,959,033	79,217,419
Net increase (decrease) in net assets resulting from operations	37,069,227	70,561,020
Distributions to shareholders from:
Net investment income
Class A	(3,148,196)	(2,840,811)
Class B	(262,259)	(39,707)
Portfolio share transactions:

Class A
Proceeds from shares sold	58,800,030	64,041,270
Reinvestment of distributions	3,148,196	2,840,811
Cost of shares redeemed	(65,809,853)	(54,166,484)
Net increase (decrease) in net assets from Class A share transactions	(3,861,627)	12,715,597

Class B
Proceeds from shares sold	43,175,923	30,974,956
Reinvestment of distributions	262,259	39,707
Cost of shares redeemed	(13,817,023)	(3,018,857)
Net increase (decrease) in net assets from Class B share transactions	29,621,159	27,995,806

Increase (decrease) in net assets	59,418,304	108,391,905

Net assets at beginning of period	342,091,398	233,699,493

Net assets at end of period (including undistributed net investment income of $5,567,259 and $3,279,886, respectively)	$401,509,702	$342,091,398

Other Information

Class A
Shares outstanding at beginning of period	36,967,597	35,202,430
Shares sold	6,987,566	8,891,513
Shares issued to shareholders in reinvestment of distributions	375,232	450,208
Shares redeemed	(7,816,880)	(7,576,554)
Net increase (decrease) in Portfolio shares	(454,082)	1,765,167

Shares outstanding at end of period	36,513,515	36,967,597

Class B
Shares outstanding at beginning of period	4,013,326	175,906
Shares sold	5,136,505	4,214,305
Shares issued to shareholders in reinvestment of distributions	31,296	6,293
Shares redeemed	(1,637,697)	(383,178)
Net increase (decrease) in Portfolio shares	3,530,104	3,837,420

Shares outstanding at end of period	7,543,430	4,013,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$8.35	$6.61	$8.55	$9.78	$10.96

Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.09	.09	.08	.10
Net realized and unrealized gain (loss) on investment transactions	.72	1.73	(1.99)	(1.26)	(1.18)

Total from investment operations	.86	1.82	(1.90)	(1.18)	(1.08)

Less distributions from:
Net investment income	(.09)	(.08)	(.04)	(.05)	(.05)
Net realized gains on investment transactions	—	—	—	—	(.05)
Total distributions	(.09)	(.08)	(.04)	(.05)	(.10)
Net asset value, end of period	$9.12	$8.35	$6.61	$8.55	$9.78

Total Return (%)	10.38	27.93	(22.34)	(12.05)[c]	(9.93)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333	309	233	219	102
Ratio of expenses before expense reductions (%)	.41	.49	.48	.65	.88
Ratio of expenses after expense reductions (%)	.41	.49	.48	.55	.54
Ratio of net investment income (loss) (%)	1.64	1.31	1.16	.88	.90
Portfolio turnover rate (%)	13	8	6	13	20

a.	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.32		$6.59	$7.21

Income (loss) from investment operations:
Net investment income (loss)[b]	.11		.06	.05
Net realized and unrealized gain (loss) on investment transactions	.72		1.74	(.67)

Total from investment operations	.83		1.80	(.62)

Less distributions from:
Net investment income	(.06)		(.07)	—

Net asset value, end of period	$9.09		$8.32	$6.59

Total Return (%)	9.98	[c]	27.57	(8.60	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		33	1
Ratio of expenses before expense reductions (%)	.79		.88	.69	*
Ratio of expenses after expense reductions (%)	.78		.88	.69	*
Ratio of net investment income (loss) (%)	1.28		.92	1.42	*
Portfolio turnover rate (%)	13		8	6

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS INVESCO Dynamic Growth Portfolio from 5/1/2001 to 12/31/2004

☐ SVS INVESCO Dynamic Growth Portfolio — Class A ☐ Russell Midcap Growth Index

The Russell MidCap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

SVS INVESCO Dynamic Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,201	$10,489	$9,230
	Average annual total return	12.01%	1.60%	-2.16%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%

SVS INVESCO Dynamic Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,145	$14,055
	Average annual total return		11.45%	14.57%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS INVESCO Dynamic Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,082.10	$1,079.00
Expenses Paid per $1,000*	$6.80	$8.88

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,018.68	$1,016.66
Expenses Paid per $1,000*	$6.59	$8.62

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS INVESCO Dynamic Growth Portfolio	1.30%	1.70%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

In the period ending December 31, 2004, SVS INVESCO Dynamic Growth Portfolio underperformed the 15.48% return of the Russell Midcap Growth Index, but still posted a solid gain for the year of 12.01% (Class A shares, unadjusted for contract charges). During 2004, the managers reduced the total number of holdings in the portfolio, but took steps to diversify the holdings across sectors. Specifically, the portfolio managers decreased exposure to the information technology sector, and added to their positions in the energy, industrials, materials and telecommunications sectors. By the end of the year, the portfolio held overweight positions in the financials, energy, telecommunications and materials sectors. It held underweight positions in the consumer discretionary, staples, health care and information technology sectors relative to the Russell Midcap Growth Index.

Stock selection in the information technology sector was the largest detractor from the portfolio’s relative performance. Within the IT sector, the semiconductor stocks, in particular, detracted from the portfolio, as this was the worst-performing industry group in 2004. Stock selection and an underweight position in the health care sector also detracted from relative performance during the year. Stock selection in the industrials sector positively contributed to performance relative to the Russell Midcap Growth Index in 2004. Telecommunications holdings also boosted the portfolio’s performance as shares of wireless telecommunications services companies posted solid gains.

Going forward, the portfolio management team will continue to utilize fundamental analysis to identify stocks with sustainable growth characteristics and attractive valuations. The managers will balance their high-quality core growth holdings with earnings momentum stocks that may have strong near-term prospects for appreciation. The portfolio should be well positioned to benefit from the current economic climate.

Paul J. Rasplicka Michael Chapman

Lead Manager Manager

INVESCO Institutional (N.A.), Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS INVESCO Dynamic Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	94%	95%
Cash Equivalents	5%	4%
Exchange Traded Fund	1%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	22%	33%
Consumer Discretionary	21%	21%
Health Care	17%	17%
Industrials	16%	13%
Financials	11%	7%
Energy	6%	4%
Materials	3%	2%
Telecommunication Services	3%	2%
Consumer Staples	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)
Common Stocks 94.6%
Consumer Discretionary 19.5%
Hotels Restaurants & Leisure 6.2%
Hilton Hotels Corp.	33,100	752,694
Royal Caribbean Cruises Ltd. (e)	11,800	642,392
Starwood Hotels & Resorts Worldwide, Inc.	11,800	689,120
Station Casinos, Inc.	9,700	530,396

		2,614,602

Household Durables 1.9%
Garmin Ltd. (e)	5,100	310,284
Pulte Homes, Inc.	7,200	459,360

		769,644

Media 2.1%
Omnicom Group, Inc.	5,100	430,032
The E.W. Scripps Co. “A”	9,300	449,004

		879,036

Multiline Retail 2.0%
Dollar General Corp. (e)	20,700	429,939
Kohl’s Corp.*	8,600	422,862

		852,801

Specialty Retail 4.5%
Abercrombie & Fitch Co. “A”	10,200	478,890
Advance Auto Parts, Inc.*	9,500	414,960
Ross Stores, Inc.	15,300	441,711
Staples, Inc.	16,900	569,699

		1,905,260

Textiles, Apparel & Luxury Goods 2.8%
Coach, Inc.*	9,400	530,160
Polo Ralph Lauren Corp.	15,400	656,040

		1,186,200

Consumer Staples 0.9%
Food & Staples Retailing
BJ’s Wholesale Club, Inc.*	13,400	390,342

Energy 5.5%
Energy Equipment & Services 2.1%
Halliburton Co.	10,900	427,716
Smith International, Inc.*	8,100	440,721

		868,437

Oil & Gas 3.4%
Apache Corp.	2	101
Murphy Oil Corp.	5,300	426,385
Talisman Energy, Inc.	15,700	423,272
Williams Companies, Inc.	37,200	605,988

		1,455,746

Financials 10.7%
Banks 1.0%
Zions Bancorp.	6,100	414,983

Capital Markets 3.4%
Investors Financial Services Corp.	8,500	424,830
Legg Mason, Inc.	7,750	567,765

	Shares	Value ($)
T. Rowe Price Group, Inc.	7,600	472,720

		1,465,315

Diversified Financial Services 1.7%
CapitalSource, Inc.* (e)	16,400	420,988
Moody’s Corp.	3,400	295,290

		716,278

Insurance 1.1%
Quanta Capital Holdings Ltd.* (e)	4,700	43,334
Willis Group Holdings Ltd.	10,100	415,817

		459,151

Real Estate 3.5%
Aames Investment Corp. (REIT) (e)	37,700	403,390
CB Richard Ellis Group, Inc. “A”*	14,200	476,410
New Century Financial Corp. (REIT)	9,300	594,363

		1,474,163

Health Care 16.1%
Biotechnology 2.7%
Genzyme Corp.*	6,300	365,841
Gilead Sciences, Inc.*	8,800	307,912
Invitrogen Corp.*	3,600	241,668
Martek Biosciences Corp.*	4,400	225,280

		1,140,701

Health Care Equipment & Supplies 5.0%
Cooper Companies, Inc.	6,100	430,599
INAMED Corp.*	5,300	335,225
Kinetic Concepts, Inc.*	6,900	526,470
Nobel Biocare Holding AG	1,900	344,209
Waters Corp.*	9,600	449,184

		2,085,687

Health Care Providers & Services 4.9%
Aetna, Inc.	3,900	486,525
Caremark Rx, Inc.*	16,629	655,682
Express Scripts, Inc.*	5,700	435,708
Henry Schein, Inc.*	6,900	480,516

		2,058,431

Pharmaceuticals 3.5%
MGI Pharma, Inc.*	11,800	330,518
Shire Pharmaceuticals Group PLC (ADR) (e)	21,400	683,730
Valeant Pharmaceuticals International (e)	17,900	471,665

		1,485,913

Industrials 14.9%
Air Freight & Couriers 0.9%
C.H. Robinson Worldwide, Inc.	6,500	360,880

Commercial Services & Supplies 8.4%
Apollo Group, Inc. “A”*	2,440	196,932
Career Education Corp.*	12,300	492,000
Cintas Corp.	8,900	390,354
Corrections Corp. of America*	12,500	505,625
Iron Mountain, Inc.*	14,500	442,105
Manpower, Inc.	14,300	690,690
Republic Services, Inc.	14,300	479,622
Stericycle, Inc.*	7,700	353,815

		3,551,143

	Shares	Value ($)
Construction & Engineering 0.7%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR) (e)	7,100	284,000

Electrical Equipment 0.7%
Cooper Industries, Ltd. “A”	4,000	271,560

Machinery 2.9%
Eaton Corp.	6,600	477,576
Ingersoll-Rand Co. “A”	6,300	505,890
PACCAR, Inc.	3,050	245,464

		1,228,930

Trading Companies & Distributors 1.0%
Fastenal Co. (e)	7,100	437,076

Transportation Infrastructure 0.3%
Sirva, Inc.*	7,200	138,384

Information Technology 20.9%
Communications Equipment 4.6%
Avaya, Inc.*	38,500	662,200
Comverse Technologies, Inc.*	20,800	508,560
Corning, Inc.*	24,700	290,719
Juniper Networks, Inc.*	8,563	232,828
Scientific-Atlanta, Inc.	7,800	257,478

		1,951,785

Computers & Peripherals 0.9%
Storage Technology Corp.*	12,300	388,803

Electronic Equipment & Instruments 1.8%
Amphenol Corp. “A”*	14,100	518,034
CDW Corp.	3,250	215,638

		733,672

Internet Software & Services 2.2%
Ask Jeeves, Inc.* (e)	7,900	211,325
VeriSign, Inc.*	21,500	720,680

		932,005

IT Consulting & Services 1.9%
Alliance Data Systems Corp.*	10,500	498,540
DST Systems, Inc.*	6,100	317,932

		816,472

Office Electronics 0.6%
Zebra Technologies Corp. “A”*	4,500	253,260

Semiconductors & Semiconductor Equipment 4.6%
Altera Corp.*	14,933	309,113
KLA-Tencor Corp.*	5,200	242,216
Microchip Technology, Inc.	16,450	438,557
National Semiconductor Corp.*	27,800	499,010

	Shares	Value ($)
Novellus Systems, Inc.*	16,500	460,185

		1,949,081

Software 4.3%
Amdocs Ltd.*	19,800	519,750
Intuit, Inc.*	9,100	400,491
Mercury Interactive Corp.*	5,900	268,745
NAVTEQ Corp.*	4,600	213,256
Novell, Inc.*	60,000	405,000

		1,807,242

Materials 3.1%
Chemicals
Ecolab, Inc.	7,000	245,910
Nalco Holding Co.*	17,800	347,456
Praxair, Inc.	4,800	211,920
Rohm & Haas Co.	11,300	499,799

		1,305,085

Telecommunication Services 3.0%
Wireless Telecommunication Services
American Towers, Inc. “A”* (e)	29,900	550,160
Nextel Partners, Inc. “A”* (e)	23,100	451,372
SpectraSite, Inc.*	4,800	277,920

		1,279,452

Total Common Stocks (Cost $31,384,062)		39,911,520

Exchange Traded Fund 0.9%
iShares Nasdaq Biotechnology Index Fund* (Cost $344,887)	5,100	384,540

Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $3,190,356)	3,190,356	3,190,356

Cash Equivalents 5.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $2,313,714)	2,313,714	2,313,714

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $37,233,019) (a)	108.6	45,800,130

Other Assets and Liabilities, Net	(8.6)	(3,606,223)

Net Assets	100.0	42,193,907

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $37,333,270. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,466,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,776,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $309,951.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004, amounted to $3,119,338, which is 7.4% of net assets.

REIT: Real Estate Investment Trust

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $31,728,949) — including $3,119,338 of securities loaned	$40,296,060
Investment in Daily Assets Fund Institutional (cost $3,190,356)*	3,190,356
Investment in Scudder Cash Management QP Trust (cost $2,313,714)	2,313,714

Total investments in securities, at value (cost $37,233,019)	45,800,130

Cash	11,559
Receivable for investments sold	121,840
Dividends receivable	32,938
Interest receivable	8,145
Receivable for Portfolio shares sold	7,338
Foreign taxes recoverable	593
Other assets	1,399

Total assets	45,983,942

Liabilities
Payable for investments purchased	499,773
Payable upon return of securities loaned	3,190,356
Payable for Portfolio shares redeemed	29,116
Other accrued expenses and payables	70,790
Total liabilities	3,790,035

Net assets, at value	$42,193,907

Net Assets
Net assets consist of:
Accumulated net investment loss	(213)
Net unrealized appreciation (depreciation) on: Investments	8,567,111
Foreign currency related transactions	40
Accumulated net realized gain (loss)	(2,797,169)
Paid-in capital	36,424,138

Net assets, at value	$42,193,907

Class A
Net Asset Value, offering and redemption price per share ($34,929,103 ÷ 3,784,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.23

Class B
Net Asset Value, offering and redemption price per share ($7,264,804 ÷ 793,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,704)	$191,259
Interest — Scudder Cash Management QP Trust	28,345
Securities lending income, including income from Daily Assets Fund Institutional	11,252

Total Income	230,856

Expenses:
Management fee	389,667
Custodian and accounting fees	112,196
Distribution service fees (Class B)	14,375
Record keeping fees (Class B)	7,766
Auditing	44,886
Legal	20,749
Trustees’ fees and expenses	939
Reports to shareholders	5,761
Other	2,942

Total expenses, before expense reductions	599,281

Expense reductions	(69,866)

Total expenses, after expense reductions	529,415

Net investment income (loss)	(298,559)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	4,623,604
Foreign currency related transactions	19,597
4,643,201
Net unrealized appreciation (depreciation) during the period on:
Investments	85,635
Foreign currency related transactions	37
85,672

Net gain (loss) on investment transactions	4,728,873

Net increase (decrease) in net assets resulting from operations	$4,430,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$(298,559)	$(267,890)
Net realized gain (loss) on investment transactions	4,643,201	787,660
Net unrealized appreciation (depreciation) on investment transactions during the period	85,672	8,947,748
Net increase (decrease) in net assets resulting from operations	4,430,314	9,467,518
Portfolio share transactions:

Class A
Proceeds from shares sold	4,190,288	4,799,111
Cost of shares redeemed	(7,454,938)	(4,360,153)
Net increase (decrease) in net assets from Class A share transactions	(3,264,650)	438,958

Class B
Proceeds from shares sold	3,116,161	3,887,012
Cost of shares redeemed	(1,201,557)	(110,618)
Net increase (decrease) in net assets from Class B share transactions	1,914,604	3,776,394

Increase (decrease) in net assets	3,080,268	13,682,870
Net assets at beginning of period	39,113,639	25,430,769

Net assets at end of period (including accumulated net investment loss of $213 and $208, respectively)	$42,193,907	$39,113,639

Other Information

Class A
Shares outstanding at beginning of period	4,185,184	4,165,073
Shares sold	493,942	671,597
Shares redeemed	(894,716)	(651,486)
Net increase (decrease) in Portfolio shares	(400,774)	20,111

Shares outstanding at end of period	3,784,410	4,185,184

Class B
Shares outstanding at beginning of period	562,802	15,737
Shares sold	370,510	562,002
Shares redeemed	(139,662)	(14,937)
Net increase (decrease) in Portfolio shares	230,848	547,065

Shares outstanding at end of period	793,650	562,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$8.24	$6.08	$8.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.22	(2.67)	(1.18)

Total from investment operations	.99	2.16	(2.72)	(1.20)

Net asset value, end of period	$9.23	$8.24	$6.08	$8.80

Total Return (%)	12.01 [c]	35.53 [c]	(30.91)	(12.00	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	34	25	23
Ratio of expenses before expense reductions (%)	1.48	1.46	1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.30	1.30	1.14	1.30	*
Ratio of net investment income (loss) (%)	(.71)	(.85)	(.71)	(.40	)*
Portfolio turnover rate (%)	133	115	79	40	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.21	$6.07	$6.51

Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.03	2.23	(.41)

Total from investment operations	.94	2.14	(.44)

Net asset value, end of period	$9.15	$8.21	$6.07

Total Return (%)	11.45[c]	35.26[c]	(6.76	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	.1
Ratio of expenses before expense reductions (%)	1.88	1.85	1.40	*
Ratio of expenses after expense reductions (%)	1.70	1.69	1.40	*
Ratio of net investment income (loss) (%)	(1.11)	(1.24)	(.82	)*
Portfolio turnover rate (%)	133	115	79

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Janus Growth and Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth and Income Portfolio from 10/29/1999 to 12/31/2004

☐ SVS Janus Growth and Income Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Janus Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,151	$11,064	$8,815	$10,131
	Average annual total return	11.51%	3.43%	-2.49%	.25%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Janus Growth and Income Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,109	$12,402
	Average annual total return			11.09%	8.98%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Janus Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,089.30	$1,087.50
Expenses Paid per $1,000*	$5.49	$7.45

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.95	$1,018.07
Expenses Paid per $1,000*	$5.31	$7.20

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth and Income Portfolio	1.04%	1.42%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Janus Growth and Income Portfolio

SVS Janus Growth and Income Portfolio gained 11.51% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period. This performance owed its largest gains to the strong returns of a number of well-chosen health care stocks in the portfolio, in large part United Health Group, Inc. and Aetna, Inc. These HMOs are important holdings in the portfolio because their earnings outlook should benefit from several important trends such as membership growth. Both companies have above-average earnings growth prospects while trading at below-average valuations. Another strong contributor to the portfolio’s performance was oil giant ExxonMobil Corp. The company’s share price has followed the increase of its earnings in the current high oil price environment.

On the flip side, weak results posted by Samsung Electronics Co. and Texas Instruments, Inc. detracted from performance. Samsung Electronics is the second-largest semiconductor company in the world. Despite continued strength in its memory products, this Korean company’s shares declined along with the broader technology industry due to concerns relating to the future profitability of the handset and flat-panel businesses. Portfolio management believes that Samsung’s valuation is unsustainably cheap given the company’s world-class status and maintains the portfolio’s position. Texas Instruments is also a leading semiconductor company and has strong market positions in several subsectors. The stock has been a disappointing performer due to investor concerns regarding the sustainability of the semiconductor cycle upswing and specific weakness in the wireless business. Management believes that Texas Instrument’s overall business fundamentals are solid and that the company is positioned to deliver steady revenue growth for the next few quarters. For these reasons, the stock remains in the portfolio.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth and Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	95%	91%
Preferred Stocks	3%	1%
Cash Equivalents	2%	6%
Corporate Bonds	—	1%
Convertible Preferred Stocks	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	24%	20%
Consumer Discretionary	18%	21%
Health Care	15%	13%
Industrials	14%	15%
Financials	12%	18%
Energy	9%	5%
Consumer Staples	8%	6%
Utilities	—	1%
Materials	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 44. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 94.9%
Consumer Discretionary 17.1%
Hotels Restaurants & Leisure 1.2%
Four Seasons Hotels Ltd. (e)	32,475	2,656,130

Household Durables 1.8%
Harman International Industries, Inc.	16,260	2,065,020
NVR, Inc.*	2,290	1,761,926

		3,826,946

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	20,305	899,308

Leisure Equipment & Products 1.1%
Marvel Enterprises, Inc.* (e)	116,007	2,375,823

Media 9.0%
British Sky Broadcasting Group PLC	444,341	4,794,371

Clear Channel Communications, Inc.	111,255	3,725,930
Comcast Corp. Special “A”*	98,970	3,250,175
Lamar Advertising Co.*	39,700	1,698,366
Time Warner, Inc.*	206,195	4,008,431
Viacom, Inc. “B”	47,700	1,735,803

		19,213,076

Multiline Retail 0.8%
Kohl’s Corp.*	34,685	1,705,462

Specialty Retail 2.8%
Best Buy Co., Inc.	56,710	3,369,708
PETsMART, Inc.	71,525	2,541,284

		5,910,992

Consumer Staples 8.1%
Beverages 2.0%
Coca-Cola Co.	17,210	716,452
PepsiCo, Inc.	66,577	3,475,320

		4,191,772

Food & Staples Retailing 0.8%
Kroger Co.*	17,340	304,143
Sysco Corp.	38,140	1,455,804

		1,759,947

Food Products 0.6%
Dean Foods Co.*	34,670	1,142,377

Household Products 2.6%
Colgate-Palmolive Co.	20,780	1,063,105
Procter & Gamble Co.	81,175	4,471,119

		5,534,224

Personal Products 1.1%
Avon Products, Inc.	62,415	2,415,460

Tobacco 1.0%
Altria Group, Inc.	35,080	2,143,388

Energy 8.7%
Oil & Gas
EnCana Corp.	53,989	3,080,612
ExxonMobil Corp.	156,275	8,010,657
Kinder Morgan, Inc.	27,250	1,992,793

	Shares	Value ($)
Petro-Canada	41,372	2,112,194
Suncor Energy, Inc.	96,348	3,409,552

		18,605,808

Financials 11.0%
Banks 1.9%
Fifth Third Bancorp.	17,335	819,599
US Bancorp.	103,242	3,233,539

		4,053,138

Capital Markets 0.9%
Goldman Sachs Group, Inc.	17,745	1,846,190

Consumer Finance 0.4%
Providian Financial Corp.*	48,075	791,795

Diversified Financial Services 6.6%
Citigroup, Inc.	150,623	7,257,016
Countrywide Financial Corp.	88,494	3,275,163
JPMorgan Chase & Co.	94,670	3,693,077

		14,225,256

Insurance 1.2%
American International Group, Inc.	39,870	2,618,263

Health Care 14.1%
Biotechnology 0.4%
Neurocrine Biosciences, Inc.* (e)	17,420	858,806

Health Care Equipment & Supplies 1.9%
Align Technology, Inc.* (e)	102,325	1,099,994
Medtronic, Inc.	58,610	2,911,159

		4,011,153

Health Care Providers & Services 7.1%
Aetna, Inc.	31,940	3,984,515
Caremark Rx, Inc.*	118,485	4,671,864
UnitedHealth Group, Inc.	74,085	6,521,702

		15,178,081

Pharmaceuticals 4.7%
Eli Lilly & Co.	34,675	1,967,806
Roche Holding AG	50,408	5,802,838
Sanofi-Aventis	28,600	2,285,823

		10,056,467

Industrials 13.1%
Aerospace & Defense 1.2%
Honeywell International, Inc.	69,110	2,447,185

Electrical Equipment 1.6%
Rockwell Automation, Inc.	70,705	3,503,433

Industrial Conglomerates 9.1%
3M Co.	33,935	2,785,045
General Electric Co.	92,400	3,372,600
Smiths Group PLC	127,661	2,014,694
Tyco International Ltd.	313,820	11,215,927

		19,388,266

Road & Rail 1.2%
Canadian National Railway Co.	42,637	2,611,516

	Shares	Value ($)
Information Technology 22.8%
Communications Equipment 2.7%
Cisco Systems, Inc.*	220,045	4,246,869
Nokia Oyj (ADR)	93,535	1,465,693

		5,712,562

Computers & Peripherals 1.8%
Dell, Inc.*	41,875	1,764,612
International Business Machines Corp.	22,310	2,199,320

		3,963,932

Electronic Equipment & Instruments 2.6%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	5,489,235

Internet Software & Services 1.8%
EarthLink, Inc.*	76,255	878,458
Yahoo!, Inc.*	81,905	3,086,180

		3,964,638

Semiconductors & Semiconductor Equipment 8.6%
Advanced Micro Devices, Inc.* (e)	372,035	8,192,211
Linear Technology Corp.	78,145	3,028,900
Maxim Integrated Products, Inc.	83,840	3,553,977
Texas Instruments, Inc.	145,190	3,574,578

		18,349,666

Software 5.3%
Computer Associates International, Inc.	58,910	1,829,745
Electronic Arts, Inc.*	53,520	3,301,114
Macromedia, Inc.*	20,800	647,296
Microsoft Corp.	181,250	4,841,187
Oracle Corp.*	50,545	693,477

		11,312,819

Total Common Stocks (Cost $160,717,419)		202,763,114

	Principal Amount ($)	Value ($)
Convertible Bond 0.1%
Lamar Advertising Co., 2.875%, 12/31/2010 (Cost $175,000)	175,000	192,955

	Shares	Value ($)
Preferred Stocks 0.7%
Porsche AG* (Cost $697,147)	2,476	1,580,103

Convertible Preferred Stocks 2.3%
Amerada Hess Corp., 7.0%	20,700	1,530,765
Goldman Sachs Group, Inc., 6.25%, Series B	35,200	876,199
Goldman Sachs Group, Inc., 8.125%, Series B	24,215	911,283
Lehman Brothers Holdings, Inc., 6.25%, Series GIS	13,850	373,950
XL Capital Ltd., 6.5%	43,500	1,107,075

Total Convertible Preferred Stocks (Cost $4,422,909)		4,799,272

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $12,640,857)	12,640,857	12,640,857

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,634,814)	3,634,814	3,634,814

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $182,288,146) (a)	105.6	225,611,115

Other Assets and Liabilities, Net	(5.6)	(11,939,776)

Net Assets	100.0	213,671,339

Notes to SVS Janus Growth and Income Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a)	The cost for federal income tax purposes was $183,985,755. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $41,625,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,069,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,444,017.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $12,356,745, which is 5.8% of total net assets.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $166,012,475) — including $12,356,745 of securities loaned	$209,335,444
Investment in Daily Assets Fund Institutional (cost $12,640,857)*	12,640,857
Investment in Scudder Cash Management QP Trust (cost $3,634,814)	3,634,814

Total investments in securities, at value (cost $182,288,146)	225,611,115

Cash	10,000
Foreign currency, at value (cost $177,625)	185,365
Receivable for investments sold	102,172
Dividends receivable	224,660
Interest receivable	9,365
Receivable for Portfolio shares sold	2,478
Due from broker	868,000
Foreign taxes recoverable	737
Other assets	12,562

Total assets	227,026,454

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	303,575
Net payable on closed forward foreign currency exchange contracts	45,768
Payable for Portfolio shares redeemed	90,701
Payable upon return of securities loaned	12,640,857
Accrued management fee	165,699
Other accrued expenses and payables	108,515
Total liabilities	13,355,115

Net assets, at value	$213,671,339

Net Assets
Net assets consist of:
Undistributed net investment income	618,144
Net unrealized appreciation (depreciation) on:
Investments	43,322,969
Foreign currency related transactions	(295,654)
Accumulated net realized gain (loss)	(51,052,155)
Paid-in capital	221,078,035

Net assets, at value	$213,671,339

Class A
Net Asset Value, offering and redemption price per share ($186,581,095 ÷ 18,888,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.88

Class B
Net Asset Value, offering and redemption price per share ($27,090,244 ÷ 2,758,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.82

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $52,164)	$2,650,927
Interest	67,361
Interest — Scudder Cash Management QP Trust	80,209
Securities lending income, including income from Daily Assets Fund Institutional	17,553

Total Income	2,816,050

Expenses:
Management fee	1,912,915
Custodian and accounting fees	97,919
Distribution service fees (Class B)	53,141
Record keeping fees (Class B)	27,962
Auditing	43,423
Legal	51,620
Trustees’ fees and expenses	1,962
Reports to shareholders	20,850
Other	7,291

Total expenses, before expense reductions	2,217,083

Expense reductions	(2,269)

Total expenses, after expense reductions	2,214,814

Net investment income (loss)	601,236

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	9,015,350
Foreign currency related transactions	(218,840)
8,796,510
Net unrealized appreciation (depreciation) during the period on:
Investments	12,788,925
Foreign currency related transactions	(60,746)
12,728,179

Net gain (loss) on investment transactions	21,524,689

Net increase (decrease) in net assets resulting from operations	$22,125,925

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$601,236	$694,308
Net realized gain (loss) on investment transactions	8,796,510	(6,450,874)
Net unrealized appreciation (depreciation) on investment transactions during the period	12,728,179	46,205,428
Net increase (decrease) in net assets resulting from operations	22,125,925	40,448,862
Distributions to shareholders from:
Net investment income
Class A	—	(1,260,686)
Class B	—	(10,289)
Portfolio share transactions:

Class A
Proceeds from shares sold	6,502,623	34,880,490
Reinvestment of distributions	—	1,260,686
Cost of shares redeemed	(28,062,645)	(52,309,879)

Net increase (decrease) in net assets from Class A share transactions	(21,560,022)	(16,168,703)

Class B
Proceeds from shares sold	11,312,331	15,708,908
Reinvestment of distributions	—	10,289
Cost of shares redeemed	(1,739,333)	(3,045,507)
Net increase (decrease) in net assets from Class B share transactions	9,572,998	12,673,690
Increase (decrease) in net assets	10,138,901	35,682,874

Net assets at beginning of period	203,532,438	167,849,564

Net assets at end of period (including undistributed net investment income of $618,144 and $235,748, respectively)	$213,671,339	$203,532,438

Other Information

Class A
Shares outstanding at beginning of period	21,296,089	23,312,732
Shares sold	722,385	4,876,864
Shares issued to shareholders in reinvestment of distributions	—	180,614
Shares redeemed	(3,130,473)	(7,074,121)
Net increase (decrease) in Portfolio shares	(2,408,088)	(2,016,643)

Shares outstanding at end of period	18,888,001	21,296,089

Class B
Shares outstanding at beginning of period	1,676,008	53,142
Shares sold	1,276,437	2,051,610
Shares issued to shareholders in reinvestment of distributions	—	1,472
Shares redeemed	(193,508)	(430,216)
Net increase (decrease) in Portfolio shares	1,082,929	1,622,866

Shares outstanding at end of period	2,758,937	1,676,008

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002***	2001[a]	2000[b]
			(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.86	$7.18	$9.05	$10.40	$11.49

Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.03	.04	.08	.12
Net realized and unrealized gain (loss) on investment transactions	.99	1.71	(1.86)	(1.36)	(1.16)

Total from investment operations	1.02	1.74	(1.82)	(1.28)	(1.04)

Less distributions from:
Net investment income	—	(.06)	(.05)	(.07)	—
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	—	(.06)	(.05)	(.07)	(.05)

Net asset value, end of period	$9.88	$8.86	$7.18	$9.05	$10.40

Total Return (%)	11.51	24.37	(20.22)	(12.28)	(9.18)[d]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	189	167	179	104
Ratio of expenses before expense reductions (%)	1.06	1.07	1.04	1.05	1.10
Ratio of expenses after expense reductions (%)	1.06	1.07	1.04	1.05	1.01
Ratio of net investment income (loss) (%)	.34	.40	.54	.90	1.07
Portfolio turnover rate (%)	52	46	57	48	39

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2004	2003		2002[a]***
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$8.84	$7.17		$7.96

Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	—	c	.02
Net realized and unrealized gain (loss) on investment transactions	.99	1.71		(.81)

Total from investment operations	.98	1.71		(.79)

Less distributions from:
Net investment income	—	(.04)		—

Net asset value, end of period	$9.82	$8.84		$7.17

Total Return (%)	11.09	23.94		(9.92	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	15		.4
Ratio of expenses (%)	1.44	1.47		1.29	*
Ratio of net investment income (loss) (%)	(.04)	(.01)		.48	*
Portfolio turnover rate (%)	52	46		57

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $.005 per share.

*	Annualized

**	Not annualized

***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Janus Growth Opportunities Portfolio from 10/29/1999 to 12/31/2004

☐ SVS Janus Growth Opportunities Portfolio — Class A ☐ Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Yearly periods ended December 31

Comparative Results

SVS Janus Growth Opportunities Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,257	$9,898	$6,691	$7,790
	Average annual total return	12.57%	-.34%	-7.72%	-4.71%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$7,145
	Average annual total return	6.30%	-.18%	-9.29%	-6.30%

SVS Janus Growth Opportunities Portfolio				1-Year	Life of Class**
Class B	Growth of $10,000			$11,221	$13,152
	Average annual total return			12.21%	11.57%
Russell 1000 Growth Index	Growth of $10,000			$10,630	$12,555
	Average annual total return			6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999. Total returns would have been lower for the 5-Year and Life of Portfolio periods for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Janus Growth Opportunities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,078.90	$1,078.20
Expenses Paid per $1,000*	$5.62	$7.65

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.66	$1,017.71
Expenses Paid per $1,000*	$5.46	$7.42

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth Opportunities Portfolio	1.08%	1.47%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Janus Growth Opportunities Portfolio

The portfolio gained 12.57% (Class A shares, unadjusted for contract charges) for the fiscal year ended December 31, 2004, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.30% during the period.

Among the portfolio’s strongest contributors was package shipper FedEx Corp., which continued to fire on all cylinders despite the wild gyrations in the price of fuel and minimal expansion in its domestic unit.

Internet services leader Yahoo!, Inc. was also a top contributor. Although the initial public offering for search engine developer Google attracted much of the on-line world’s attention in the second half of the year, I remained encouraged by Yahoo’s positioning.

On the negative side, investor discomfort with the computer chip industry pulled down capital equipment maker Applied Materials, Inc. during the period. Although Applied Materials is one of the premier companies in the semiconductor equipment sector, I reduced the portfolio’s stake in the company, redeploying assets from the sale in other, more attractive investment opportunities.

The market’s somewhat pessimistic tone about the entire tech sector also pulled down holdings such as Cisco Systems, Inc. Cisco’s stock took a particularly hard hit during the third quarter when the networking gear manufacturer offered conservative earnings guidance. Management may be seeing some weakness at the margins, but I believe the company is being cautious instead of hinting at a flaw in its business model and therefore I maintained a reduced the portfolio’s position in the stock.

Detractors also included the large drug maker Pfizer, which we liquidated from the portfolio amid concerns over slowing revenue growth, legislative attacks and patent challenges.

Marc Pinto

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth Opportunities Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	96%	98%
Cash Equivalents	4%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03
Information Technology	25%	34%
Health Care	21%	17%
Consumer Discretionary	20%	18%
Industrials	13%	6%
Financials	10%	17%
Energy	5%	4%
Consumer Staples	4%	4%
Materials	2%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 55. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)
Common Stocks 95.9%
Consumer Discretionary 19.4%
Hotels Restaurants & Leisure 5.6%
Hilton Hotels Corp.	104,295	2,371,668
McDonald’s Corp.	75,910	2,433,675
Royal Caribbean Cruises Ltd.	55,905	3,043,468

		7,848,811

Media 3.9%
Gemstar-TV Guide International, Inc.*	178,190	1,054,885
Liberty Media Corp. “A”*	109,543	1,202,782
Time Warner, Inc.*	163,150	3,171,636

		5,429,303

Multiline Retail 1.7%
Target Corp.	46,760	2,428,247

Specialty Retail 6.4%
Best Buy Co., Inc.	46,335	2,753,226
Home Depot, Inc.	89,940	3,844,035
Staples, Inc.	73,070	2,463,190

		9,060,451

Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc. “B”	27,350	2,480,371

Consumer Staples 4.0%
Beverages 1.5%
PepsiCo, Inc.	39,530	2,063,466

Household Products 2.5%
Procter & Gamble Co.	64,005	3,525,396

Energy 4.2%
Energy Equipment & Services 1.3%
Halliburton Co.	46,965	1,842,907

Oil & Gas 2.9%
ExxonMobil Corp.	80,725	4,137,963

Financials 10.0%
Capital Markets 1.8%
Morgan Stanley	45,180	2,508,393

Consumer Finance 4.6%
American Express Co.	78,055	4,399,960
SLM Corp.	37,200	1,986,108

		6,386,068

Diversified Financial Services 1.3%
Countrywide Financial Corp.	51,160	1,893,432

Insurance 2.3%
Allstate Corp.	15,665	810,194
American International Group, Inc.	36,670	2,408,119

		3,218,313

	Shares	Value ($)
Health Care 19.7%
Biotechnology 5.5%
Amgen, Inc.*	29,635	1,901,086
Genentech, Inc.*	106,350	5,789,694

		7,690,780

Health Care Equipment & Supplies 4.5%
Biomet, Inc.	43,495	1,887,248
Medtronic, Inc.	89,760	4,458,379

		6,345,627

Health Care Providers & Services 6.5%
Caremark Rx, Inc.*	61,140	2,410,750
UnitedHealth Group, Inc.	75,165	6,616,775

		9,027,525

Pharmaceuticals 3.2%
Eli Lilly & Co.	13,115	744,276
Sanofi-Aventis (ADR)	94,720	3,793,536

		4,537,812

Industrials 12.4%
Aerospace & Defense 0.7%
Raytheon Co.	26,435	1,026,471

Air Freight & Logistics 4.6%
FedEx Corp.	65,065	6,408,252

Commercial Services & Supplies 2.0%
Apollo Group, Inc. “A”*	34,060	2,748,982

Industrial Conglomerates 5.1%
General Electric Co.	99,335	3,625,728
Tyco International Ltd.	100,045	3,575,608

		7,201,336

Information Technology 24.4%
Communications Equipment 5.1%
Cisco Systems, Inc.*	140,145	2,704,799
Motorola, Inc.	256,810	4,417,132

		7,121,931

Computers & Peripherals 4.1%
Dell, Inc.*	45,600	1,921,584
Lexmark International, Inc.*	45,360	3,855,600

		5,777,184

Electronic Equipment & Instruments 1.3%
Samsung Electronics Co., Ltd. (GDR), 144A	8,255	1,807,845

Internet Software & Services 3.7%
Yahoo!, Inc.*	137,530	5,182,130

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.*	79,615	1,361,416
Freescale Semiconductor, Inc. “B”*	28,355	520,598
Texas Instruments, Inc.	204,245	5,028,512

		6,910,526

	Shares	Value ($)
Software 5.3%
Intuit, Inc.*	29,045	1,278,270
Microsoft Corp.	229,260	6,123,535

		7,401,805

Materials 1.8%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	2,513,543

Total Common Stocks (Cost $108,687,462)		134,524,870

	Shares	Value ($)
Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $5,926,269)	5,926,269	5,926,269

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $114,613,731) (a)	100.1	140,451,139

Other Assets and Liabilities, Net	(0.1)	(197,001)

Net Assets	100.0	140,254,138

Notes to SVS Janus Growth Opportunities Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $115,485,699. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $24,965,440. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,327,500 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,362,060.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $108,687,462)	$134,524,870
Investments in Scudder Cash Management QP Trust (cost $5,926,269)	5,926,269

Total investments in securities, at value (cost $114,613,731)	140,451,139

Receivable for Portfolio shares sold	730
Dividends receivable	86,876
Interest receivable	9,917
Other assets	4,402

Total assets	140,553,064

Liabilities
Accrued management fee	111,015
Payable for Portfolio shares redeemed	97,087
Other accrued expenses and payables	90,824

Total liabilities	298,926

Net assets, at value	$140,254,138

Net Assets
Net assets consist of:
Undistributed net investment income	390,216
Net unrealized appreciation (depreciation) on investments	25,837,408
Accumulated net realized gain (loss)	(94,273,346)
Paid-in capital	208,299,860

Net assets, at value	$140,254,138

Class A
Net Asset Value, offering and redemption price per share ($131,904,867 ÷ 16,930,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.79

Class B
Net Asset Value, offering and redemption price per share ($8,349,271 ÷ 1,081,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.72

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $22,429)	$1,777,664
Interest — Scudder Cash Management QP Trust	62,780
Securities lending income, including income from Daily Assets Fund Institutional	18,197

Total Income	1,858,641

Expenses:
Management fee	1,285,655
Custodian and accounting fees	74,542
Distribution service fees (Class B)	17,186
Record keeping fees (Class B)	9,344
Auditing	50,258
Legal	4,592
Trustees’ fees and expenses	5,629
Reports to shareholder	6,741
Registration fees	6,565
Other	9,019

Total expenses, before expense reductions	1,469,531

Expense reduction	(1,728)

Total expenses, after expense reduction	1,467,803

Net investment income (loss)	390,838

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,198,797
Net unrealized appreciation (depreciation) during the period on investments	13,452,735

Net gain (loss) on investment transactions	15,651,532

Net increase (decrease) in net assets resulting from operations	$16,042,370

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$390,838	$(226,725)
Net realized gain (loss) on investment transactions	2,198,797	(16,015,858)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,452,735	46,344,783
Net increase (decrease) in net assets resulting from operations	16,042,370	30,102,200
Portfolio share transactions:

Class A
Proceeds from shares sold	2,971,778	7,945,670
Cost of shares redeemed	(18,214,445)	(22,894,437)
Net increase (decrease) in net assets from Class A share transactions	(15,242,667)	(14,948,767)

Class B
Proceeds from shares sold	2,248,669	5,021,617
Cost of shares redeemed	(382,089)	(370,373)
Net increase (decrease) in net assets from Class B share transactions	1,866,580	4,651,244
Increase (decrease) in net assets	2,666,283	19,804,677
Net assets at beginning of period	137,587,855	117,783,178

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $390,216 and $622, respectively)	$140,254,138	$137,587,855

Other Information

Class A
Shares outstanding at beginning of period	19,085,611	21,572,540
Shares sold	413,736	1,334,121
Shares redeemed	(2,568,613)	(3,821,050)
Net increase (decrease) in Portfolio shares	(2,154,877)	(2,486,929)

Shares outstanding at end of period	16,930,734	19,085,611

Class B
Shares outstanding at beginning of period	812,791	31,870
Shares sold	322,383	838,111
Shares redeemed	(53,612)	(57,190)
Net increase (decrease) in Portfolio shares	268,771	780,921

Shares outstanding at end of period	1,081,562	812,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$6.92	$5.45	$7.86	$10.31	$11.64

Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.01)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(2.40)	(2.42)	(1.31)

Total from investment operations	.87	1.47	(2.41)	(2.45)	(1.33)

Net asset value, end of period	$7.79	$6.92	$5.45	$7.86	$10.31

Total Return (%)	12.57	26.97	(30.53)	(23.76)	(11.42)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	132	118	164	139
Ratio of expenses before expense reductions (%)	1.06	1.07	1.01	1.11	1.06
Ratio of expenses after expense reductions (%)	1.06	1.07	1.01	1.10	1.01
Ratio of net investment income (loss) (%)	.31	(.17)	(.10)	(.31)	(.20)
Portfolio turnover rate (%)	58	50	48	34	14

[a]	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$6.88	$5.44	$5.87

Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85	1.48	(.42)

Total from investment operations	.84	1.44	(.43)

Net asset value, end of period	$7.72	$6.88	$5.44

Total Return (%)	12.21	26.47	(7.33	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	.2
Ratio of expenses (%)	1.45	1.46	1.29	*
Ratio of net investment income (loss) (%)	(.08)	(.56)	(.49	)*
Portfolio turnover rate (%)	58	50	48

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS MFS Strategic Value Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees, temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment in SVS MFS Strategic Value Portfolio from 5/1/2002 to 12/31/2004

☐ SVS MFS Strategic Value Portfolio — Class A ☐ Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS MFS Strategic Value Portfolio		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,782	$12,125
	Average annual total return	17.82%	7.48%
Russell 1000 Value Index	Growth of $10,000	$11,649	$12,730
	Average annual total return	16.49%	9.47%

SVS MFS Strategic Value Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$11,740	$13,471
	Average annual total return	17.40%	12.64%
Russell 1000 Value Index	Growth of $10,000	$11,649	$13,438
	Average annual total return	16.49%	12.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS MFS Strategic Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,111.10	$1,109.30
Expenses Paid per $1,000*	$6.06	$7.95

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.47	$1,017.67
Expenses Paid per $1,000*	$5.79	$7.60

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS MFS Strategic Value Portfolio	1.14%	1.49%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS MFS Strategic Value Portfolio

For stock investors, 2004 was a bumpy ride with a smooth finish. Improved corporate spending and earnings growth helped drive solid stock gains in 2004. The portfolio provided a total return of 17.82% (Class A shares, unadjusted for contract charges). This compares with a return of 16.49% over the same period for its benchmark, the Russell 1000 Value Index.

The portfolio’s utilities and communications, materials, and energy sectors were the strongest contributors to relative performance. Within the utilities and telecommunications sector, AT&T Wireless Services* was the portfolio’s strongest relative performer. Texas utility TXU* also provided strong returns. We have since sold these issues from the portfolio to lock in profits. Within the materials sector, packaging products company Owens-Illinois posted strong gains as did Brazilian mining company Companhia Vale Do Rio Doce (ADR). Oil service stocks Noble Corp., GlobalSantaFe Corp. and BJ Services Co. rallied with the energy sector as oil and natural gas prices rose to historical levels.

Stock selection within the leisure and retail sectors held back performance. In leisure, the portfolio’s position in media giant Viacom, Inc. was the single biggest detractor. This declined in tandem with lower than anticipated advertising spending in the period. In retail, poor performance from Rite Aid Corp. was the primary detractor to performance during the period. Other individual issues that detracted from performance were pharmaceutical company Merck & Co., Inc., which suffered from a drug recall, and managed care company Tenet Healthcare Corp. Within the telecommunications area, Nortel Networks Corp.*, a global maker of telecommunications equipment, held back performance.

Kenneth J. Enright

Portfolio Manager

Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Returns during part or all of the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted- growth values. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*	These securities were not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS MFS Strategic Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	97%	95%
Cash Equivalents	3%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Financials	21%	19%
Health Care	14%	14%
Consumer Discretionary	14%	14%
Telecommunication Services	12%	14%
Information Technology	11%	3%
Energy	8%	13%
Materials	8%	8%
Industrials	6%	5%
Consumer Staples	4%	5%
Utilities	2%	5%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS MFS Strategic Value Portfolio

	Shares	Value ($)
Common Stocks 98.0%
Consumer Discretionary 13.9%
Leisure Equipment & Products 1.3%
Mattel, Inc.	34,020	663,050

Media 9.9%
Comcast Corp. “A”*	49,210	1,616,056
Interpublic Group of Companies, Inc.*	23,520	315,168
Viacom, Inc. “B”	49,625	1,805,854
Walt Disney Co.	40,180	1,117,004

		4,854,082

Specialty Retail 2.7%
Home Depot, Inc.	13,100	559,894
The Gap, Inc.	36,990	781,229

		1,341,123

Consumer Staples 3.7%
Beverages 0.9%
PepsiCo, Inc.	8,660	452,052

Food & Staples Retailing 1.0%
Rite Aid Corp.*	130,690	478,325

Food Products 1.8%
General Mills, Inc.	17,470	868,434

Energy 8.1%
Energy Equipment & Services 6.7%
BJ Services Co.	10,940	509,148
Cooper Cameron Corp.*	14,730	792,621
GlobalSantaFe Corp.	32,330	1,070,446
Noble Corp.*	18,860	938,097

		3,310,312

Oil & Gas 1.4%
Devon Energy Corp.	17,460	679,543

Financials 20.7%
Banks 3.4%
Bank of America Corp.	14,188	666,694
PNC Financial Services Group	17,120	983,373

		1,650,067

Capital Markets 4.6%
Mellon Financial Corp.	37,920	1,179,691
Merrill Lynch & Co., Inc.	18,550	1,108,734

		2,288,425

Consumer Finance 0.5%
MBNA Corp.	9,490	267,523

Diversified Financial Services 5.9%
Freddie Mac	15,940	1,174,778
JPMorgan Chase & Co.	44,030	1,717,610

		2,892,388

Insurance 6.3%
Allstate Corp.	22,500	1,163,700
Conseco, Inc.*	54,760	1,092,462

	Shares	Value ($)
Hartford Financial Services Group, Inc.	12,480	864,989

		3,121,151

Health Care 14.3%
Biotechnology 0.9%
MedImmune, Inc.*	15,760	427,253

Health Care Providers & Services 2.8%
Apria Healthcare Group, Inc.*	19,640	647,138
Tenet Healthcare Corp.*	69,260	760,475

		1,407,613

Pharmaceuticals 10.6%
Abbott Laboratories	16,180	754,797
Johnson & Johnson	19,110	1,211,956
Merck & Co., Inc.	54,330	1,746,166
Wyeth	35,640	1,517,908

		5,230,827

Industrials 5.7%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	22,980	1,276,539

Airlines 0.5%
Southwest Airlines Co.	16,480	268,294

Industrial Conglomerates 2.6%
General Electric Co.	32,490	1,185,885
Tyco International Ltd.	2,020	72,195

		1,258,080

Information Technology 10.6%
Communications Equipment 6.5%
Nokia Oyj (ADR)	104,960	1,644,723
Nortel Networks Corp.*	449,810	1,569,837

		3,214,560

Software 4.1%
Computer Associates International, Inc.	25,820	801,969
Microsoft Corp.	44,590	1,190,999

		1,992,968

Materials 7.7%
Chemicals 1.1%
E.I. du Pont de Nemours & Co.	11,490	563,585

Containers & Packaging 3.8%
Owens-Illinois, Inc.*	68,360	1,548,354
Smurfit-Stone Container Corp.*	16,900	315,692

		1,864,046

Metals & Mining 1.2%
Companhia Vale do Rio Doce (ADR)	19,740	572,657

Paper & Forest Products 1.6%
Bowater, Inc.	18,440	810,807

Telecommunication Services 11.5%
Diversified Telecommunication Services 9.3%
Sprint Corp.	98,170	2,439,524
Verizon Communications, Inc.	53,260	2,157,563

		4,597,087

	Shares	Value ($)
Wireless Telecommunication Services 2.2%
Vodafone Group PLC (ADR)	38,479	1,053,555

Utilities 1.8%
Multi-Utilities
Calpine Corp.* (d)	218,150	859,511

Total Common Stocks (Cost $42,406,825)		48,263,857

Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $900,000)	900,000	900,000

	Shares	Value ($)
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,510,711)	1,510,711	1,510,711

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,817,536) (a)	102.9	50,674,568

Other Assets and Liabilities, Net	(2.9)	(1,408,430)

Net Assets	100.0	49,266,138

Notes to SVS MFS Strategic Value Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $44,925,927. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,748,641. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,420,135 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $671,494.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at December 31, 2004 amounted to $709,200, which is 1.4% of total net assets.

(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $42,406,825) — including $709,200 of securities loaned	$48,263,857
Investment in Daily Assets Fund Institutional (cost $900,000)*	900,000
Investment in Scudder Cash Management QP Trust (cost $1,510,711)	1,510,711

Total investments in securities, at value (cost $44,817,536)	50,674,568

Cash	10,000
Receivable for investments sold	23,482
Dividends receivable	73,977
Interest receivable	2,072
Receivable for Portfolio shares sold	22,689
Due from Advisor	9,753
Other assets	1,471

Total assets	50,818,012

Liabilities
Payable for investments purchased	499,077
Payable upon return of securities loaned	900,000
Payable for Portfolio shares redeemed	106,169
Other accrued expenses and payables	46,628

Total liabilities	1,551,874

Net assets, at value	$49,266,138

Net Assets
Net assets consist of:
Undistributed net investment income	250,729
Net unrealized appreciation (depreciation) on investments	5,857,032
Accumulated net realized gain (loss)	2,256,840
Paid-in capital	40,901,537

Net assets, at value	$49,266,138

Class A
Net Asset Value, offering and redemption price per share ($15,264,785 ÷ 1,271,678 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.00

Class B
Net Asset Value, offering and redemption price per share ($34,001,353 ÷ 2,837,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.98

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,193)	$701,158
Interest — Scudder Cash Management QP Trust	16,929
Securities lending income, including income from Daily Assets Fund Institutional	5,687

Total Income	723,774

Expenses:
Management fee	313,713
Custodian and accounting fees	100,482
Distribution service fees (Class B)	59,488
Record keeping fees (Class B)	30,143
Auditing	38,625
Legal	13,508
Trustees’ fees and expenses	691
Other	1,536

Total expenses, before expense reductions	558,186

Expense reductions	(90,177)

Total expenses, after expense reductions	468,009

Net investment income (loss)	255,765

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	2,454,847
Net unrealized appreciation (depreciation) during the period on investments	3,679,166

Net gain (loss) on investment transactions	6,134,013

Net increase (decrease) in net assets resulting from operations	$6,389,778

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$255,765	$49,544
Net realized gain (loss)	2,454,847	173,186
Net unrealized appreciation (depreciation) on investment transactions during the period	3,679,166	2,553,196
Net increase (decrease) in net assets resulting from operations	6,389,778	2,775,926
Distributions to shareholders from:
Net investment income:
Class A	(35,768)	(20,827)
Class B	(15,246)	(4,093)
Net realized gains:
Class A	(4,650)	—
Class B	(10,656)	—
Portfolio share transactions:

Class A
Proceeds from shares sold	7,917,703	1,854,390
Reinvestment of distributions	40,418	20,827
Cost of shares redeemed	(1,562,312)	(694,321)

Net increase (decrease) in net assets from Class A share transactions	6,395,809	1,180,896

Class B
Proceeds from shares sold	18,488,884	10,810,720
Reinvestment of distributions	25,902	4,093
Cost of shares redeemed	(1,646,414)	(26,887)
Net increase (decrease) in net assets from Class B share transactions	16,868,372	10,787,926
Increase (decrease) in net assets	29,587,639	14,719,828

Net assets at beginning of period	19,678,499	4,958,671

Net assets at end of period (including undistributed net investment income of $250,729 and $45,978, respectively)	$49,266,138	$19,678,499

Other Information

Class A
Shares outstanding at beginning of period	688,664	568,433
Shares sold	725,099	201,550
Shares issued to shareholders in reinvestment of distributions	3,864	2,726
Shares redeemed	(145,949)	(84,045)
Net increase in Portfolio shares	583,014	120,231

Shares outstanding at end of period	1,271,678	688,664

Class B
Shares outstanding at beginning of period	1,236,034	42,038
Shares sold	1,749,677	1,196,368
Shares issued to shareholders in reinvestment of distributions	2,474	536
Shares redeemed	(150,244)	(2,908)
Net increase in Portfolio shares	1,601,907	1,193,996

Shares outstanding at end of period	2,837,941	1,236,034

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.24	$8.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	1.71	2.10	(1.93)

Total from investment operations	1.82	2.16	(1.88)

Less distributions from:
Net investment income	(.05)	(.04)	—
Net realized gains	(.01)	—	—

Total distributions	(.06)	(.04)	—

Net asset value, end of period	$12.00	$10.24	$8.12

Total Return (%)[c]	17.82	26.74	(18.80	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	7	5
Ratio of expenses before expense reductions (%)	1.42	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.14	1.15	1.15	*
Ratio of net investment income (loss) (%)	1.05	.67	.82	*
Portfolio turnover rate (%)	54	40	7

[a]	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Year Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$10.22	$8.11	$8.93

Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.71	2.11	(.86)

Total from investment operations	1.78	2.13	(.82)

Less distributions from:
Net investment income	(.01)	(.02)	—
Net realized gains	(.01)	—	—

Total distributions	(.02)	(.02)	—

Net asset value, end of period	$11.98	$10.22	$8.11

Total Return (%)[c]	17.40	26.35	(9.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	13.3
Ratio of expenses before expense reductions (%)	1.79	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.52	1.54	1.40	*
Ratio of net investment income (loss) (%)	.67	.28	.87	*
Portfolio turnover rate (%)	54	40	7

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Oak Strategic Equity Portfolio from 5/1/2001 to 12/31/2004

☐ SVS Oak Strategic Equity Portfolio — Class A

☐ Russell 1000 Growth Index
The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Oak Strategic Equity Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,131	$9,145	$6,950
	Average annual total return	1.31%	-2.94%	-9.44%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$8,883
	Average annual total return	6.30%	-.18%	-3.18%

SVS Oak Strategic Equity Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$10,088	$13,671
	Average annual total return		.88%	13.31%
Russell 1000 Growth Index	Growth of $10,000		$10,630	$12,555

	Average annual total return		6.30%	9.53%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Oak Strategic Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.10	$1,016.20
Expenses Paid per $1,000*	$5.77	$7.67

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.49	$1,017.59
Expenses Paid per $1,000*	$5.77	$7.68

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Oak Strategic Equity Portfolio	1.13%	1.51%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Oak Strategic Equity Portfolio

Whereas the portfolio returned 1.31% (Class A shares, unadjusted for sales charges), its benchmark, the Russell 1000 Growth Index, returned 6.30% for the 12-month period ended December 31, 2004. The portfolio underperformed in 2004 due to its lack of exposure to the energy, materials and industrial sectors. These sectors benefited from the sharp rise in commodity prices that typically occurs in the early stages of an economic recovery. Oak Associates does not manage the portfolio in relationship to a benchmark and, therefore, did not have exposure to these groups. Oak has avoided these sectors as we believe their performance is tied to the short-term reinflation of commodities — which is inconsistent with our three-to-five year investment time horizon.

The relative performance disparity was also exacerbated by the portfolio’s overweight in information technology compared with the benchmark Russell 1000 Growth Index. Within information technology, semiconductor stocks in particular weighed on performance as companies such as PMC-Sierra, Intersil and Xilinx* suffered from inventory surplus concerns following a robust 2003. Storage software vendor Veritas Software* also hampered performance after the company reported weak second-quarter sales during the third quarter. This announcement was not well received following recent management turnover in the company and concerns regarding management’s credibility. Veritas was ultimately sold from the portfolio.

Despite being underweight in health care compared with the benchmark, weakness in Cardinal Health* caused the portfolio’s health care weighting to underperform the benchmark. Cardinal, a drug distribution company, has struggled not only with meeting earnings forecasts, but also with the transition to a fee-for-service business model. Pfizer, Inc., along with other large pharmaceutical companies, suffered when the Food and Drug Administration raised a red flag on the Cox-2 class of arthritis drugs.

On a positive note, on-line auctioneer eBay, Inc. helped offset the weaknesses in technology and health care by propelling the portfolio’s consumer discretionary sector performance significantly higher than that of the benchmark.

James D. Oelschlager

Portfolio Manager

Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

*	This security was not held in the portfolio at the end of the reporting period.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Oak Strategic Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	97%
Cash Equivalents	1%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	56%	56%
Health Care	15%	18%
Financials	14%	21%
Consumer Discretionary	9%	5%
Industrials	6%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)
Common Stocks 99.5%
Consumer Discretionary 9.1%
Household Durables 2.2%
Common Stocks 99.5%
Harman International Industries, Inc.	16,000	2,032,000

Internet & Catalog Retail 6.9%
eBay, Inc.*	55,500	6,453,540

Financials 14.2%
Capital Markets 5.8%
Charles Schwab Corp.	451,400	5,398,744

Consumer Finance 4.5%
MBNA Corp.	147,300	4,152,387

Diversified Financial Services 3.9%
Citigroup, Inc.	74,000	3,565,320

Health Care 15.0%
Biotechnology 6.6%
Affymetrix, Inc.* (e)	57,000	2,083,350
Amgen, Inc.*	63,000	4,041,450

		6,124,800

Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	89,600	4,450,432

Pharmaceuticals 3.6%
Pfizer, Inc.	123,100	3,310,159

Industrials 5.8%
Air Freight & Logistics 4.0%
United Parcel Service, Inc. “B”	43,000	3,674,780

Electrical Equipment 1.8%
Rockwell Automation, Inc.	34,000	1,684,700

Information Technology 55.4%
Communications Equipment 11.6%
Cisco Systems, Inc.*	174,600	3,369,780
Juniper Networks, Inc.*	145,300	3,950,707
QUALCOMM, Inc.*	80,000	3,392,000

		10,712,487

	Shares	Value ($)
Computers & Peripherals 12.0%
Avid Technology, Inc.*	33,000	2,037,750
Dell, Inc.*	111,600	4,702,824
EMC Corp.*	292,600	4,350,962

		11,091,536

Electronic Equipment & Instruments 2.3%
Symbol Technologies, Inc.	124,000	2,145,200

IT Consulting & Services 5.1%
Cognizant Technology Solutions Corp. “A”*	110,600	4,681,698

Semiconductors & Semiconductor Equipment 11.8%
Applied Materials, Inc.*	206,700	3,534,570
Linear Technology Corp.	102,400	3,969,024
Maxim Integrated Products, Inc.	81,650	3,461,143

		10,964,737

Software 12.6%
Electronic Arts, Inc.*	70,000	4,317,600
Microsoft Corp.	157,300	4,201,484
Symantec Corp.*	122,000	3,142,720

		11,661,804

Total Common Stocks (Cost $79,704,014)		92,104,324

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (c)(d) (Cost $1,936,575)	1,936,575	1,936,575

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $621,021)	621,021	621,021

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $82,261,610) (a)	102.3	94,661,920

Other Assets and Liabilities, Net	(2.3)	(2,150,741)

Net Assets	100.0	92,511,179

Notes to SVS Oak Strategic Equity Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $82,256,010. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,405,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,706,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,301,071.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $1,875,015, which is 2.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $79,704,014) — including $1,875,015 of securities loaned	$92,104,324
Investment in Daily Assets Fund Institutional (cost $1,936,575)*	1,936,575
Investment in Scudder Cash Management QP Trust (cost $621,021)	621,021

Total investments in securities, at value (cost $82,261,610)	94,661,920

Receivable for investments sold	3,976
Dividends receivable	35,316
Interest receivable	1,622
Other assets	3,746

Total assets	94,706,580

Liabilities
Payable for Portfolio shares redeemed	109,757
Payable upon return of securities loaned	1,936,575
Accrued management fee	77,588
Other accrued expenses and payables	71,481
Total liabilities	2,195,401

Net assets, at value	$92,511,179

Net Assets
Net assets consist of:
Undistributed net investment income	3,260
Net unrealized appreciation (depreciation) on investments	12,400,310
Accumulated net realized gain (loss)	(10,928,202)
Paid-in capital	91,035,811

Net assets, at value	$92,511,179

Class A
Net Asset Value, offering and redemption price per share ($70,860,416 ÷ 10,189,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.95

Class B
Net Asset Value, offering and redemption price per share ($21,650,763 ÷ 3,140,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.89

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2004

Investment Income
Income:
Dividends	$1,030,386
Interest — Scudder Cash Management QP Trust	30,418
Securities lending income, including income from Daily Assets Fund Institutional	4,504

Total Income	1,065,308

Expenses:
Management fee	854,061
Custodian and accounting fees	64,244
Distribution service fees (Class B)	42,282
Record keeping fees (Class B)	21,848
Auditing	44,604
Legal	14,366
Trustees’ fees and expenses	1,596
Reports to shareholders	9,176
Other	5,381

Total expenses, before expense reductions	1,057,558

Expense reductions	(1,365)

Total expenses, after expense reductions	1,056,193

Net investment income (loss)	9,115

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(429,310)
Net unrealized appreciation (depreciation) during the period on investments	935,994

Net gain (loss) on investment transactions	506,684

Net increase (decrease) in net assets resulting from operations	$515,799

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$9,115	$(303,416)
Net realized gain (loss) on investment transactions	(429,310)	(4,050,440)
Net unrealized appreciation (depreciation) on investment transactions during the period	935,994	27,866,046
Net increase (decrease) in net assets resulting from operations	515,799	23,512,190

Portfolio share transactions:

Class A
Proceeds from shares sold	11,773,909	23,109,017
Cost of shares redeemed	(16,798,283)	(9,960,954)
Net increase (decrease) in net assets from Class A share transactions	(5,024,374)	13,148,063

Class B
Proceeds from shares sold	12,325,908	8,766,882
Cost of shares redeemed	(1,539,908)	(230,435)
Net increase (decrease) in net assets from Class B share transactions	10,786,000	8,536,447
Increase (decrease) in net assets	6,277,425	45,196,700
Net assets at beginning of period	86,233,754	41,037,054

Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $3,260 and $255, respectively)	$92,511,179	$86,233,754

Other Information

Class A
Shares outstanding at beginning of period	11,043,224	8,877,415
Shares sold	1,718,999	3,930,253
Shares redeemed	(2,572,747)	(1,764,444)
Net increase (decrease) in Portfolio shares	(853,748)	2,165,809

Shares outstanding at end of period	10,189,476	11,043,224

Class B
Shares outstanding at beginning of period	1,533,571	77,050
Shares sold	1,851,499	1,494,172
Shares redeemed	(244,124)	(37,651)
Net increase (decrease) in Portfolio shares	1,607,375	1,456,521

Shares outstanding at end of period	3,140,946	1,533,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$6.86	$4.58	$7.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(3.00)	(2.38)

Total from investment operations	.09	2.28	(3.02)	(2.40)

Net asset value, end of period	$6.95	$6.86	$4.58	$7.60

Total Return (%)	1.31	49.78	(39.74)	(24.00	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.10	1.13	.96	1.15	*
Ratio of net investment income (loss) (%)	.08	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	39	6	16	3	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$6.83	$4.58	$5.04

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	2.31	(.44)

Total from investment operations	.06	2.25	(.46)

Net asset value, end of period	$6.89	$6.83	$4.58

Total Return (%)	.88	49.13	(9.13	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	10	.4
Ratio of expenses (%)	1.49	1.52	1.21	*
Ratio of net investment income (loss) (%)	(.20)	(.87)	(.68	)*
Portfolio turnover rate (%)	39	6	16

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Performance Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Stocks of medium-sized companies involve greater than securities of larger, more-established companies risk, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in SVS Turner Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2004

☐ SVS Turner Mid Cap Growth Portfolio — Class A

☐ Russell Midcap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

SVS Turner Mid Cap Growth Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,104	$11,166	$9,860
	Average annual total return	11.04%	3.75%	-.38%
Russell Midcap Growth Index	Growth of $10,000	$11,548	$11,964	$10,930
	Average annual total return	15.48%	6.16%	2.45%

SVS Turner Mid Cap Growth Portfolio			1-Year	Life of Class**
Class B	Growth of $10,000		$11,063	$14,818
	Average annual total return		10.63%	17.02%
Russell Midcap Growth Index	Growth of $10,000		$11,548	$14,900
	Average annual total return		15.48%	17.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the 3-Year and Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.

**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

SVS Turner Mid Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,081.10	$1,079.50
Expenses Paid per $1,000*	$5.67	$7.52

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.75	$1,017.97
Expenses Paid per $1,000*	$5.50	$7.30

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Turner Mid Cap Growth Portfolio	1.08%	1.43%

For more information, please refer to the Portfolio’s prospectus.

Management Summary December 31, 2004

SVS Turner Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2004, the portfolio recorded a gain of 11.04% (Class A shares, unadjusted for contract charges), versus the 15.48% gain posted by the Russell Midcap Growth Index. Four of the portfolio’s 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the technology sector. Stocks that added value included VeriSign, Inc. and Monster Worldwide, Inc. The portfolio’s holdings in the health care sector detracted the most from performance.

The stock market ended the period with a strong finishing kick. We think much of the gains for 2004 can be credited to better-than-expected earnings. Also driving results was a positive change in investor psychology. Early in the year, investors were notably fretful about several issues: the global war on terror, rising oil prices, the Federal Reserve Board’s hiking of short-term interest rates, the presidential campaign and mixed economic signals, among others. However, as oil prices stabilized, as the Fed’s five rate hikes proved temperate, as the US election proceeded with few snags and as economic news on balance remained favorable, bearishness gradually morphed into bullishness, and money flowed into stocks.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America’s cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005.

Christopher K. McHugh

William C. McVail

Robert E. Turner

Co-Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risks than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Turner Mid Cap Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03
Common Stocks	99%	97%
Cash Equivalents	1%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	31%	33%
Health Care	19%	20%
Consumer Discretionary	18%	16%
Industrials	11%	11%
Financials	9%	8%
Energy	5%	3%
Materials	3%	4%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%
Utilities	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2004

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)
Common Stocks 99.5%
Consumer Discretionary 18.0%
Hotels Restaurants & Leisure 8.4%
Marriott International, Inc. “A”	35,390	2,228,862
MGM MIRAGE*	19,610	1,426,431
P.F. Chang’s China Bistro, Inc.* (e)	12,310	693,669
Scientific Games Corp. “A”*	37,170	886,133

Starwood Hotels & Resorts Worldwide, Inc.	19,710	1,151,064
Station Casinos, Inc.	23,840	1,303,571
WMS Industries, Inc.* (e)	30,940	1,037,728
Wynn Resorts Ltd.* (e)	15,670	1,048,636
YUM! Brands, Inc.	42,970	2,027,325

		11,803,419

Household Durables 0.5%
Harman International Industries, Inc.	5,370	681,990

Internet & Catalog Retail 0.5%
Overstock.com, Inc.* (e)	10,910	752,790

Media 1.1%
DreamWorks Animation SKG, Inc. “A”*	23,900	896,489
Sirius Satellite Radio, Inc.* (e)	79,900	611,235

		1,507,724

Specialty Retail 5.6%
American Eagle Outfitters, Inc.	15,960	751,716
Bed Bath & Beyond, Inc.*	48,010	1,912,238
Chico’s FAS, Inc.*	36,720	1,671,862
RadioShack Corp.	32,080	1,054,790
Urban Outfitters, Inc.*	23,530	1,044,732
Williams-Sonoma, Inc.*	42,350	1,483,944

		7,919,282

Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.*	48,860	2,755,704

Consumer Staples 2.4%
Beverages 0.5%
Constellation Brands, Inc. “A”*	14,860	691,139

Food & Staples Retailing 0.5%
Whole Foods Market, Inc.	7,630	727,520

Food Products 0.7%
McCormick & Co, Inc.	24,620	950,332

Household Products 0.7%
Clorox Co.	16,690	983,542

Energy 4.7%
Energy Equipment & Services 2.2%
BJ Services Co.	15,180	706,477
Grant Prideco, Inc.*	31,470	630,973
Smith International, Inc.*	12,960	705,154
Transocean, Inc.*	25,340	1,074,163

		3,116,767

	Shares	Value ($)
Oil & Gas 2.5%
Ashland, Inc.	14,710	858,770
Range Resources Corp. (e)	47,570	973,282

Ultra Petroleum Corp.*	7,890	379,746
XTO Energy, Inc.	36,942	1,307,008

		3,518,806

Financials 8.6%
Banks 2.5%
City National Corp.	11,300	798,345
Silicon Valley Bancshares* (e)	17,100	766,422
Sovereign Bancorp, Inc.	42,950	968,523
UCBH Holdings, Inc.	23,120	1,059,358

		3,592,648

Capital Markets 4.0%
Bear Stearns Companies, Inc.	6,220	636,368
E*TRADE Financial Corp.*	116,650	1,743,917
Northern Trust Corp.	17,360	843,349
SEI Investments Co.	14,490	607,566
T. Rowe Price Group, Inc.	28,220	1,755,284

		5,586,484

Diversified Financial Services 2.1%
Affiliated Managers Group, Inc.* (e)	18,824	1,275,138
Ameritrade Holding Corp.*	55,350	787,077
Doral Financial Corp.	17,580	865,815

		2,928,030

Health Care 19.0%
Biotechnology 3.0%
Eyetech Pharmaceuticals, Inc.* (e)	15,800	718,900
Genzyme Corp.*	27,950	1,623,057
MedImmune, Inc.*	25,730	697,540
Neurocrine Biosciences, Inc.* (e)	23,520	1,159,536

		4,199,033

Health Care Equipment & Supplies 8.2%
Bausch & Lomb, Inc.	23,370	1,506,430
Biomet, Inc.	31,610	1,371,558
C.R. Bard, Inc.	31,700	2,028,166
Cooper Companies, Inc. (e)	14,930	1,053,909
Dade Behring Holdings, Inc.*	12,860	720,160
Fisher Scientific International, Inc.*	32,180	2,007,388
INAMED Corp.*	24,500	1,549,625
Waters Corp.*	26,980	1,262,394

		11,499,630

Health Care Providers & Services 5.4%
AMERIGROUP Corp.*	9,550	722,553
Laboratory Corp. of America Holdings*	20,720	1,032,271
Manor Care, Inc.	20,410	723,126
Medco Health Solutions, Inc.*	19,820	824,512
PacifiCare Health Systems, Inc.*	21,260	1,201,615
Patterson Companies, Inc.* (e)	24,420	1,059,584
WellPoint, Inc.*	18,330	2,107,950

		7,671,611

	Shares	Value ($)
Pharmaceuticals 2.4%
Elan Corp. PLC (ADR)* (e)	24,970	680,432
Medicines Co.* (e)	27,780	800,064
MGI Pharma, Inc.* (e)	38,680	1,083,427
Sepracor, Inc.* (e)	14,400	854,928

		3,418,851

Industrials 10.6%
Air Freight & Couriers 0.7%
Expeditors International of Washington, Inc.	18,690	1,044,397

Airlines 1.1%
Southwest Airlines Co.	96,870	1,577,044

Building Products 0.7%
American Standard Companies, Inc.*	23,430	968,128

Commercial Services & Supplies 3.2%
ChoicePoint, Inc.*	21,660	996,143
Monster Worldwide, Inc.*	61,860	2,080,971
Robert Half International, Inc.	48,810	1,436,478

		4,513,592

Electrical Equipment 2.0%
Rockwell Automation, Inc.	33,830	1,676,276
Roper Industries, Inc.	18,750	1,139,438

		2,815,714

Machinery 1.5%
Eaton Corp.	10,130	733,007
Pentair, Inc.	31,660	1,379,109

		2,112,116

Marine 0.7%
Teekay Shipping Corp. (e)	21,570	908,313

Road & Rail 0.7%
Yellow Roadway Corp.*	16,750	933,142

Information Technology 31.1%
Communications Equipment 5.2%
Comverse Technologies, Inc.*	73,400	1,794,630
Juniper Networks, Inc.* (e)	113,330	3,081,443
Polycom, Inc.*	73,880	1,722,881
Sonus Networks, Inc.* (e)	127,700	731,721

		7,330,675

Computers & Peripherals 2.6%
Apple Computer, Inc.*	36,850	2,373,140
Avid Technology, Inc.*	21,360	1,318,980

		3,692,120

Electronic Equipment & Instruments 3.2%
Benchmark Electronics, Inc.*	23,310	794,871
CDW Corp.	20,760	1,377,426
Cogent, Inc.* (e)	21,820	720,060
Sanmina-SCI Corp.*	186,920	1,583,213

		4,475,570

Internet Software & Services 4.3%
Ask Jeeves, Inc.* (e)	39,470	1,055,822
CNET Networks, Inc.* (e)	101,320	1,137,824

	Shares	Value ($)
F5 Networks, Inc.* (e)	34,010	1,656,967
VeriSign, Inc.*	64,430	2,159,694

		6,010,307

IT Consulting & Services 4.6%
Alliance Data Systems Corp.*	26,290	1,248,249
Ariba, Inc.* (e)	60,430	1,003,138
CheckFree Corp.*	32,710	1,245,597
Cognizant Technology Solutions Corp. “A”*	30,300	1,282,599
Fiserv, Inc.*	14,460	581,147
Global Payments, Inc. (e)	17,920	1,049,037

		6,409,767

Semiconductors & Semiconductor Equipment 6.9%
Advanced Micro Devices, Inc.*	67,230	1,480,405
Cymer, Inc.* (e)	39,190	1,157,673
KLA-Tencor Corp.*	33,680	1,568,814
Lam Research Corp.*	65,910	1,905,458
Marvell Technology Group Ltd.*	49,750	1,764,632
PMC-Sierra, Inc.*	169,760	1,909,800

		9,786,782

Software 4.3%
Amdocs Ltd.*	33,280	873,600
Citrix Systems, Inc.*	41,610	1,020,693
Macromedia, Inc.*	34,730	1,080,798
McAfee, Inc.*	50,020	1,447,079
TIBCO Software, Inc.*	122,740	1,637,351

		6,059,521

Materials 2.6%
Chemicals 1.2%
Eastman Chemical Co. (e)	11,780	680,059
Lyondell Chemical Co.	34,030	984,148

		1,664,207

Metals & Mining 1.4%
AK Steel Holding Corp.* (e)	55,560	803,953
Allegheny Technologies, Inc.	32,140	696,474

Peabody Energy Corp.	7,020	567,988

		2,068,415

Telecommunication Services 2.5%
Wireless Telecommunication Services
Alamosa Holdings, Inc.* (e)	59,630	743,586
American Tower, Inc. “A”*	41,040	755,136
NII Holdings, Inc.* (e)	20,640	979,368
Western Wireless Corp. “A”*	35,070	1,027,551

		3,505,641

Total Common Stocks (Cost $110,101,433)		140,180,753

Securities Lending Collateral 15.1%
Daily Assets Fund Institutional, 2.25% (c) (d) (Cost $21,183,207)	21,183,207	21,183,207

	Shares	Value ($)
Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,025,473)	1,025,473	1,025,473

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $132,310,113) (a)	115.3	162,389,433

Other Assets and Liabilities, Net	(15.3)	(21,504,076)

Net Assets	100.0	140,885,357

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $132,689,192. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $29,700,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,177,447 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $477,206.

(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $20,716,371, which is 14.7% of net assets.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value (cost $110,101,433) — including $20,716,371 of securities on loan	$140,180,753
Investment in Daily Assets Fund Institutional (cost $21,183,207)*	21,183,207
Investment in Scudder Cash Management QP Trust (cost $1,025,473)	1,025,473

Total Investments in securities, at value (cost $132,310,113)	162,389,433

Dividends receivable	49,568
Interest receivable	6,144
Receivable for Portfolio shares sold	34,471
Other assets	3,872

Total assets	162,483,488

Liabilities
Payable upon return of securities loaned	21,183,207
Payable for investments purchased	151,354
Payable for Portfolio shares redeemed	49,510
Accrued management fee	121,563
Other accrued expenses and payables	92,497

Total liabilities	21,598,131

Net assets, at value	$140,885,357

Net Assets
Net assets consist of:
Accumulated net investment loss	(301)
Net unrealized appreciation (depreciation) on investments	30,079,320
Accumulated net realized gain (loss)	(4,149,095)
Paid-in capital	114,955,433

Net assets, at value	$140,885,357

Class A
Net Asset Value, offering and redemption price per share ($117,554,535 ÷ 11,918,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86

Class B
Net Asset Value, offering and redemption price per share ($23,330,822 ÷ 2,386,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.78

*	Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004

Investment Income

Income:
Dividends (net of foreign taxes withheld of $483)	$409,768
Interest — Scudder Cash Management QP Trust	38,767
Securities lending income, including income from Daily Assets Fund Institutional	26,862

Total Income	475,397

Expenses:
Management fee	1,295,883
Custodian and accounting fees	119,636
Distribution service fees (Class B)	46,764
Record keeping fees (Class B)	24,766
Auditing	74,545
Legal	20,386
Trustees’ fees and expenses	2,194
Reports to shareholders	21,943
Other	9,751
Total expenses, before expense reductions	1,615,868
Expense reductions	(1,685)
Total expenses, after expense reductions	1,614,183

Net investment income (loss)	(1,138,786)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,201,612
Net unrealized appreciation (depreciation) during the period on investments	4,371,388

Net gain (loss) on investment transactions	14,573,000

Net increase (decrease) in net assets resulting from operations	$13,434,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$(1,138,786)	$(800,151)
Net realized gain (loss) on investment transactions	10,201,612	10,584,885
Net unrealized appreciation (depreciation) on investment transactions during the period	4,371,388	23,791,384
Net increase (decrease) in net assets resulting from operations	13,434,214	33,576,118
Portfolio share transactions:
Class A
Proceeds from shares sold	14,595,440	23,691,008
Cost of shares redeemed	(17,916,695)	(6,045,865)
Net increase (decrease) in net assets from Class A share transactions	(3,321,255)	17,645,143

Class B
Proceeds from shares sold	9,964,790	11,019,067
Cost of shares redeemed	(2,100,980)	(720,077)
Net increase (decrease) in net assets from Class B share transactions	7,863,810	10,298,990
Increase (decrease) in net assets	17,976,769	61,520,251
Net assets at beginning of period	122,908,588	61,388,337

Net assets at end of period (including accumulated net investment loss of $301 and $281, respectively)	$140,885,357	$122,908,588

Other Information

Class A
Shares outstanding at beginning of period	12,352,137	10,171,623
Shares sold	1,622,749	3,071,391
Shares redeemed	(2,056,828)	(890,877)

Net increase (decrease) in Portfolio shares	(434,079)	2,180,514

Shares outstanding at end of period	11,918,058	12,352,137

Class B
Shares outstanding at beginning of period	1,499,883	96,707
Shares sold	1,126,297	1,496,481
Shares redeemed	(239,526)	(93,305)
Net increase (decrease) in Portfolio shares	886,771	1,403,176

Shares outstanding at end of period	2,386,654	1,499,883

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$8.88	$5.98	$8.82	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	2.96	(2.78)	(1.14)

Total from investment operations	.98	2.90	(2.84)	(1.18)

Net asset value, end of period	$9.86	$8.88	$5.98	$8.82

Total Return (%)	11.04	48.49	(32.20)	(11.80	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	110	61	48
Ratio of expenses before expense reductions (%)	1.19	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.19	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(.82)	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	174	155	225	205	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Class B

Years Ended December 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.84	$5.97	$6.60

Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	2.96	(.61)

Total from investment operations	.94	2.87	(.63)

Net asset value, end of period	$9.78	$8.84	$5.97

Total Return (%)	10.63	48.07	(9.55	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	.6
Ratio of expenses (%)	1.56	1.57	1.38	*
Ratio of net investment income (loss) (%)	(1.19)	(1.29)	(.81	)*
Portfolio turnover rate (%)	174	155	225

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b]	Based on an average shares outstanding during the period.

*	Annualized

**	Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers thirty-three portfolios (the “portfolio(s)”). During the period, Scudder Government Securities Portfolio changed its name to Scudder Government & Agency Securities Portfolio and Scudder Contrarian Value Portfolio changed its name to Scudder Large Cap

Value Portfolio. Effective August 16, 2004, four portfolios commenced operations; Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio. All four of the Portfolios invest primarily in existing Scudder Portfolios (“Underlying Portfolios”). Each Underlying Portfolio’s accounting policies and investment holdings are outlined in the Underlying Portfolio’s financials statements and are available upon request. Effective November 15, 2004, two portfolios commenced operations; Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios’ claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except Scudder Money Market Portfolio, SVS Dreman Small Cap Value Portfolio, Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the “counterparty”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio’s borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	662,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	16,525,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,280,000	12/31/2010
	2,456,000	12/31/2011
Scudder Growth Portfolio*	127,000	12/31/2007
	94,269,000	12/31/2009
	39,544,000	12/31/2010
	24,621,000	12/31/2011
	2,184,000	12/31/2012
Scudder High Income Portfolio	4,823,000	12/31/2007
	16,114,000	13/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	1,217,000	12/31/2008
	23,867,000	12/31/2009
	20,015,000	12/31/2010
	4,400,000	12/31/2011
Scudder Large Cap Value Portfolio	6,183,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Small Cap Growth Portfolio	73,835,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	1,211,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,516,000	12/31/2011
Scudder Total Return Portfolio	21,387,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011

SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
	1,088,000	12/31/2012
SVS Dreman Financial Services Portfolio	743,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	11,267,000	12/31/2010
	8,043,000	12/31/2011
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,024,000	12/31/2009
	13,889,000	12/31/2010
	334,000	12/31/2011
	124,000	12/31/2012
SVS Focus Value+Growth Portfolio	7,136,000	12/31/2009
	15,209,000	12/31/2010
	7,546,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/21/2011
	4,052,000	12/31/2012
SVS INVESCO Dynamic Growth Portfolio	2,320,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth and Income Portfolio	12,514,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	130,000	12/31/2008
	31,299,000	12/31/2009
	42,499,00	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,401,000	12/31/2010
	2,522,000	12/31/2011
	3,689,000	12/31/2012
SVS Turner Mid Cap Growth Portfolio	3,770,000	12/31/2010

*	Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

For the period from November 1, 2004 through December 31, 2004, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	12,000
Scudder Fixed Income Portfolio	827,000
Scudder Strategic Income Portfolio	266,000
SVS Davis Venture Value Portfolio	576,000
SVS Dreman Financial Services Portfolio	330,000
SVS Eagle Focused Large Cap Growth Portfolio	297,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2004, the portfolios’ components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	—	—	(39,138,000)	10,247,249
Scudder Blue Chip Portfolio	2,788,284	—	(16,525,000)	34,300,956
Scudder Conservative Income Strategy Portfolio	4,048	—	—	27,404
Scudder Fixed Income Portfolio	10,899,530	1,340,182	—	1,355,749
Scudder Global Blue Chip Portfolio	176,419	—	(4,736,000)	12,789,938
Scudder Government & Agency Securities Portfolio	13,236,546	22,888	—	2,026,301
Scudder Growth Portfolio	2,087,025	—	(160,745,000)	68,325,507
Scudder Growth & Income Strategy Portfolio	58,128	—	—	1,456,478
Scudder Growth Strategy Portfolio	93,109	—	—	2,077,035
Scudder High Income Portfolio	33,524,911	—	(112,857,000)	7,159,791
Scudder Income & Growth Strategy Portfolio	33,651	—	—	434,561
Scudder International Select Equity Portfolio	5,970,853	—	(49,499,000)	48,801,610
Scudder Large Cap Value Portfolio	5,207,536	—	(24,386,000)	48,129,819
Scudder Mercury Large Cap Core Portfolio	9,786	—	—	43,197
Scudder Small Cap Growth Portfolio	—	—	(136,503,000)	44,274,203
Scudder Strategic Income Portfolio	6,443,449	200,018	—	4,533,149
Scudder Technology Growth Portfolio	950,788	—	(260,367,000)	13,492,296
Scudder Templeton Foreign Value Portfolio	—	—	—	292,925
Scudder Total Return Portfolio	13,347,018	—	(76,469,000)	60,467,278
SVS Davis Venture Value Portfolio	2,236,932	—	(6,991,000)	65,487,518
SVS Dreman Financial Services Portfolio	2,664,080	—	(5,323,000)	40,116,974
SVS Dreman High Return Equity Portfolio	14,598,035	—	(19,310,000)	152,750,976
SVS Dreman Small Cap Value Portfolio	3,681,177	47,131,177	—	124,447,615
SVS Eagle Focused Large Cap Growth Portfolio	405,384	—	(22,707,000)	11,570,163
SVS Focus Value+Growth Portfolio	1,317,035	—	(29,891,000)	21,240,184
SVS Index 500 Portfolio	5,567,565	—	(20,401,000)	27,112,955
SVS INVESCO Dynamic Growth Portfolio	—	—	(2,697,000)	8,466,860
SVS Janus Growth and Income Portfolio	314,797	—	(49,355,000)	41,625,360
SVS Janus Growth Opportunities Portfolio	390,282	—	(93,401,000)	24,965,440
SVS MFS Strategic Value Portfolio	1,318,985	1,296,975	—	5,748,641
SVS Oak Strategic Equity Portfolio	3,530	—	(10,934,000)	12,405,910
SVS Turner Mid Cap Growth Portfolio	—	—	(3,770,000)	29,700,241

In addition, the tax character of distributions paid by the portfolios is summarized as follows:

	Distributions from ordinary income ($)* Years Ended December 31,		Distributions from long-term capital gains ($) Years Ended December 31,
Portfolio	2004	2003	2004	2003
Scudder Blue Chip Portfolio	1,683,204	1,361,345	—	—
Scudder Fixed Income Portfolio	11,368,699	7,994,594	1,643,431	—
Scudder Global Blue Chip Portfolio	744,211	165,879	—	—
Scudder Government & Agency Securities Portfolio	12,782,714	24,354,482	—	649,165
Scudder Growth Portfolio	815,090	328,128	—	—
Scudder High Income Portfolio	32,409,504	30,333,486	—	—
Scudder International Select Equity Portfolio	1,778,472	1,550,011	—	—
Scudder Large Cap Value Portfolio	4,405,034	4,373,416	—	—
Scudder Money Market Portfolio	3,060,457	3,501,000	—	—
Scudder Strategic Income Portfolio	2,582,795	853,600	787,439	28,838
Scudder Total Return Portfolio	10,994,018	20,032,407	—	—
SVS Davis Venture Value Portfolio	1,018,451	940,019	—	—
SVS Dreman Financial Services Portfolio	2,372,080	1,864,595	—	—
SVS Dreman High Return Equity Portfolio	12,318,605	11,423,101	—	—
SVS Dreman Small Cap Value Portfolio	3,617,447	3,009,265	—	4,054,538
SVS Focus Value+Growth Portfolio	999,011	874,250	—	—
SVS Index 500 Portfolio	3,410,455	2,880,518	—	—
SVS Janus Growth and Income Portfolio	—	1,270,975	—	—
SVS MFS Strategic Value Portfolio	51,014	24,920	15,306	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were paid in connection with the offering of shares and are being amortized over one year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Investment Transactions

During the year ended December 31, 2004, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	56,789,175	59,781,369
Scudder Blue Chip Portfolio	693,404,785	674,933,893
Scudder Conservative Income Strategy Portfolio	1,700,769	94,822
Scudder Fixed Income Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	271,840,232	214,976,219
US Treasury Obligations	286,946,849	263,430,754
mortgage dollar roll transactions	50,004,606	47,982,413
Scudder Global Blue Chip Portfolio	52,353,407	51,823,610
Scudder Government & Agency Securities Portfolio
excluding US Treasury Obligations and mortgage dollar roll transactions	673,022,650	805,435,745
US Treasury Obligations	105,802,607	95,188,060
mortgage dollar roll transactions	570,221,935	515,802,279
Scudder Growth Portfolio	64,326,283	92,035,576
Scudder Growth Strategy Portfolio	45,244,077	1,372,875
Scudder Growth & Income Strategy Portfolio	37,028,786	1,002,585
Scudder High Income Portfolio excluding US Treasury Obligations	656,002,457	668,430,471

US Treasury Obligations	13,697,036	17,043,490
Scudder Income & Growth Strategy Portfolio	13,349,817	569,463
Scudder International Select Equity Portfolio	188,827,851	159,628,994
Scudder Large Cap Value Portfolio	134,634,281	114,648,636
Scudder Mercury Large Cap Core Portfolio	1,594,336	145,086
Scudder Small Cap Growth Portfolio	253,177,444	261,463,174
Scudder Strategic Income Portfolio	158,913,262	147,241,324
Scudder Technology Growth Portfolio	265,414,116	304,666,293
Scudder Templeton Foreign Value Portfolio	4,936,557	—
Scudder Total Return Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	558,022,325	631,645,604
US Treasury Obligations	297,525,532	296,723,105
mortgage dollar roll transactions	58,904,675	59,144,410
SVS Davis Venture Value Portfolio	59,128,954	7,649,794
SVS Dreman Financial Services Portfolio	13,829,335	12,419,066
SVS Dreman High Return Equity Portfolio	105,373,436	65,563,122
SVS Dreman Small Cap Value Portfolio	354,408,253	313,377,535
SVS Eagle Focused Large Cap Growth Portfolio	109,257,505	92,542,429
SVS Focus Value+Growth Portfolio	81,980,488	90,750,723
SVS Index 500 Portfolio	74,492,688	46,904,835
SVS INVESCO Dynamic Growth Portfolio	49,541,484	51,766,862
SVS Janus Growth and Income Portfolio	101,170,464	103,002,488
SVS Janus Growth Opportunities Portfolio	75,487,064	91,418,044
SVS MFS Strategic Value Portfolio	40,368,565	17,271,398
SVS Oak Strategic Equity Portfolio	41,120,897	34,530,403
SVS Turner Mid Cap Growth Portfolio	227,449,318	221,371,183

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Strategic Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	49,656	13,199
Written	10,267,865	322,408
Closed	(10,317,521)	(335,607)
End of period	—	—

For the year ended December 31, 2004, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	26,839	3,395,007
Closed	(10,806)	(1,623,411)
Exercised	(8,174)	(970,465)
Expired	(5,785)	(468,400)

End of period	2,074	332,731

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

For the period January 1, 2004 through September 30, 2004, the Scudder Money Market Portfolio paid a monthly investment management fee of 0.50%, based on the average daily net assets of the portfolio.

Effective October 1, 2004, the Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.49% of the Scudder Money Market Portfolio’s average daily net assets.

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.68%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees.

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.82%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

For the period January 1, 2004 through September 30, 2004, the SVS Eagle Focused Large Cap Growth Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective October 1, 2004 through October 1, 2005, the SVS Eagle Focused Large Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Eagle Focused Large Cap Growth Portfolio	0.700%

Accordingly, for the year ended December 31, 2004, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.88%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.95%
SVS Oak Strategic Equity Portfolio	0.95%

For the period January 1, 2004 through September 30, 2004, the SVS Index 500 Portfolio paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Effective October 1, 2004, the SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rate shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
SVS Index 500 Portfolio	0.200%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.32% of SVS Index 500 Portfolio’s average daily net assets.

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.55% and Class B at 0.95%. Effective October 1, 2004 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2004, the Advisor waived $5,655 of other expenses.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of Scudder Global Blue Chip Portfolio’s average daily net assets.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.68% of the Portfolio’s average daily net assets.

The Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees.

Accordingly, for the year ended December 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% of Scudder Mercury Large Cap Core Portfolio’s average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses.

The Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of Scudder Templeton Foreign Value Portfolio’s average daily net assets.

In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
Over $2.5 billion	0.110%

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of Class B of the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio to the extent necessary to maintain the annualized expenses of Class B at 0.75%, 0.75%, 0.75% and 0.75%, respectively. For the year ended December 31, 2004, the Advisor waived $363, $9,387, $11,104 and $3,818 of management fees, respectively.

Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.00%, 0.00%, 0.00% and 0.00% of Scudder Conservative Income Strategy Portfolio’s, Scudder Growth & Income Strategy Portfolio’s, Scudder Growth Strategy Portfolio’s and Scudder Income & Growth Strategy Portfolio’s average daily net assets, respectively.

In addition, for the year ended December 31, 2004, the Advisor waived $28,805, $9,381, $11,097 and $15,697 of other expenses for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2004, the Scudder Portfolios held the following percentage of the Underlying Portfolios’ outstanding shares as follows:

Portfolio	Scudder SVSII Fixed Income Portfolio
Scudder Growth & Income Strategy Portfolio	6%

Portfolio	Scudder VIT Real Estate Portfolio
Scudder Growth & Income Strategy Portfolio	35%
Scudder Growth Strategy Portfolio	55%
Scudder Income & Growth Strategy Portfolio	10%

Portfolio	Scudder SVSII MFS Strategic Value Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Scudder Growth Strategy Portfolio	9%

Deutsche Asset Management Investment Services Limited (“DeAMIS”) serves as sub-advisor to the Scudder International Select Equity, Scudder Strategic Income and Scudder Total Return Portfolios and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the “growth” portion and Dreman Value Management, L.L.C. serves as sub-advisor to the “value” portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company (“MFS”) serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Northern Trust Investments, N.A. (“NTI”) serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers (“MLIM”), serves as sub-advisor to the Scudder Mercury Large Cap Core Portfolio and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the Scudder Templeton Foreign Value Portfolio and is paid by the Advisor for its services.

The portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the portfolios. The amounts for 2002 and 2003 are as follows:

Portfolio	Amount ($)
	2002	2003
Scudder Aggressive Growth Portfolio	15	17
Scudder Blue Chip Portfolio	64	74
Scudder Fixed Income Portfolio	76	80
Scudder Global Blue Chip Portfolio	15	16
Scudder Government & Agency Securities Portfolio	187	136
Scudder Growth Portfolio	90	95
Scudder High Income Portfolio	104	121
Scudder International Select Equity Portfolio	33	44
Scudder Large Cap Value Portfolio	78	75
Scudder Money Market Portfolio	223	162
Scudder Small Cap Growth Portfolio	54	64
Scudder Strategic Income Portfolio	19	20
Scudder Technology Growth Portfolio	69	73
Scudder Total Return Portfolio	243	211
SVS Davis Venture Value Portfolio	55	66
SVS Dreman Financial Services Portfolio	42	43
SVS Dreman High Return Equity Portfolio	172	198
SVS Dreman Small Cap Value Portfolio	94	100
SVS Eagle Focused Large Cap Growth Portfolio	22	27
SVS Focus Value+Growth Portfolio	35	35
SVS Index 500 Portfolio	80	94
SVS INVESCO Dynamic Growth Portfolio	8	11
SVS Janus Growth & Income Portfolio	60	59
SVS Janus Growth Opportunities Portfolio	42	41
SVS MFS Strategic Value Portfolio	1	4
SVS Oak Strategic Equity Portfolio	13	22
SVS Turner Mid Cap Growth Portfolio	21	32

Service Provider Fees. Scudder Fund Accounting Corporation (“SFAC”), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2004, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	72,186	—	15,331
Scudder Conservative Income Strategy Portfolio	20,294	20,294	—
Scudder Global Blue Chip Portfolio	100,052	—	21,687
Scudder Growth & Income Strategy Portfolio	29,605	14,851	2,500
Scudder Growth Strategy Portfolio	29,606	5,922	11,219
Scudder Income & Growth Strategy Portfolio	29,606	29,606	—
Scudder Mercury Large Cap Core Portfolio	4,692	4,692	—
Scudder Technology Growth Portfolio	71,164	—	19,519
Scudder Templeton Foreign Value Portfolio	8,188	8,188	—
SVS Davis Venture Value Portfolio	88,473	—	20,793
SVS Dreman Financial Services Portfolio	59,176	—	13,557
SVS Dreman High Return Equity Portfolio	133,714	—	30,357
SVS Eagle Focused Large Cap Growth Portfolio	71,185	—	17,799
SVS Index 500 Portfolio	137,196	—	42,099
SVS INVESCO Dynamic Growth Portfolio	98,193	—	24,100
SVS Janus Growth and Income Portfolio	73,094	—	18,002
SVS Janus Growth Opportunities Portfolio	64,004	—	14,898
SVS MFS Strategic Value Portfolio	84,107	—	—
SVS Oak Strategic Equity Portfolio	58,218	—	13,091
SVS Turner Mid Cap Growth Portfolio	99,561	—	21,798

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, SISC, receives a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2004, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2004 ($)
Scudder Aggressive Growth Portfolio	12,985	—	1,331
Scudder Blue Chip Portfolio	67,530	—	7,396
Scudder Conservative Income Strategy Portfolio	604	604	—
Scudder Fixed Income Portfolio	175,814	—	16,456
Scudder Global Blue Chip Portfolio	23,461	—	2,556
Scudder Government & Agency Securities Portfolio	112,953	—	10,300
Scudder Growth Portfolio	29,642	—	3,276
Scudder Growth & Income Strategy Portfolio	15,635	15,635	—
Scudder Growth Strategy Portfolio	18,496	18,496	—
Scudder High Income Portfolio	116,895	—	11,765
Scudder Income & Growth Strategy Portfolio	6,354	6,354	—
Scudder International Select Equity Portfolio	78,650	—	9,313
Scudder Large Cap Value Portfolio	81,071	—	8,287
Scudder Mercury Large Cap Core Portfolio	229	229	—
Scudder Money Market Portfolio	157,184	—	11,738
Scudder Small Cap Growth Portfolio	55,527	—	5,777
Scudder Strategic Income Portfolio	39,636	—	3,876
Scudder Technology Growth Portfolio	34,701	—	3,348
Scudder Templeton Foreign Value Portfolio	846	743	—
Scudder Total Return Portfolio	66,432	—	6,595
SVS Davis Venture Value Portfolio	121,863	—	13,276
SVS Dreman Financial Services Portfolio	34,738	—	3,504
SVS Dreman High Return Equity Portfolio	230,719	—	23,607
SVS Dreman Small Cap Value Portfolio	128,313	—	13,939
SVS Eagle Focused Large Cap Growth Portfolio	60,991	—	6,510
SVS Focus Value+Growth Portfolio	22,563	—	2,275
SVS Index 500 Portfolio	128,429	—	14,996
SVS INVESCO Dynamic Growth Portfolio	14,375	—	1,359
SVS Janus Growth and Income Portfolio	53,141	—	5,521
SVS Janus Growth Opportunities Portfolio	17,186	—	1,709
SVS MFS Strategic Value Portfolio	59,488	—	—
SVS Oak Strategic Equity Portfolio	42,282	—	4,373
SVS Turner Mid Cap Growth Portfolio	46,764	—	4,752

Trustees’ Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	1,090
Scudder Blue Chip Portfolio	2,838
Scudder Fixed Income Portfolio	2,780
Scudder Global Blue Chip Portfolio	1,159
Scudder Government & Agency Securities Portfolio	3,370
Scudder Growth Portfolio	3,025
Scudder High Income Portfolio	3,853
Scudder Income & Growth Strategy Portfolio	1,273
Scudder International Select Equity Portfolio	2,084
Scudder Large Cap Value Portfolio	3,005
Scudder Money Market Portfolio	3,903
Scudder Small Cap Growth Portfolio	2,359
Scudder Strategic Income Portfolio	1,248
Scudder Technology Growth Portfolio	2,420
Scudder Total Return Portfolio	5,835
SVS Davis Venture Value Portfolio	2,965
SVS Dreman Financial Services Portfolio	1,865
SVS Dreman High Return Equity Portfolio	6,773
SVS Dreman Small Cap Value Portfolio	4,133
SVS Eagle Focused Large Cap Growth Portfolio	1,493
SVS Focus Value+Growth Portfolio	1,595
SVS Index 500 Portfolio	3,377
SVS INVESCO Dynamic Growth Portfolio	951
SVS Janus Growth and Income Portfolio	2,213
SVS Janus Growth Opportunities Portfolio	1,698
SVS MFS Strategic Value Portfolio	941
SVS Oak Strategic Equity Portfolio	1,351
SVS Turner Mid Cap Growth Portfolio	1,633

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios’ expenses. During the year ended December 31, 2004, the portfolios’ custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	228
Scudder Blue Chip Portfolio	96
Scudder Fixed Income Portfolio	1,290
Scudder Government & Agency Securities Portfolio	607
Scudder Growth Portfolio	18
Scudder High Income Portfolio	5,056
Scudder Large Cap Value Portfolio	29
Scudder Mercury Large Cap Core Portfolio	18
Scudder Money Market Portfolio	477
Scudder Small Cap Growth Portfolio	225
Scudder Strategic Income Portfolio	769

Scudder Technology Growth Portfolio	190
Scudder Total Return Portfolio	982
SVS Davis Venture Value Portfolio	80
SVS Dreman Financial Services Portfolio	31
SVS Dreman High Return Equity Portfolio	36
SVS Dreman Small Cap Value Portfolio	2,577
SVS Eagle Focused Large Cap Growth Portfolio	57
SVS Focus Value+Growth Portfolio	28
SVS Index 500 Portfolio	69
SVS INVESCO Dynamic Growth Portfolio	57
SVS Janus Growth and Income Portfolio	56
SVS Janus Growth Opportunities Portfolio	30
SVS MFS Strategic Value Portfolio	28
SVS Oak Strategic Equity Portfolio	14
SVS Turner Mid Cap Growth Portfolio	52

G. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	2,228,993	USD	2,735,509	3/9/2005	$(296,355)
EUR	988,923	USD	1,277,535	3/9/2005	(67,593)
EUR	4,836,637	USD	6,107,888	3/9/2005	(470,879)
EUR	155,813	USD	207,473	5/27/2005	(4,773)
MXN	14,499,776	USD	1,240,211	3/9/2005	(45,005)

Total unrealized depreciation					$(884,605)

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	184,193	EUR	146,000	1/25/2005	$14,290
USD	294,869	EUR	396,257	1/27/2005	4,616
USD	92,053	EUR	73,000	1/27/2005	7,190
USD	170,883	EUR	134,000	1/27/2005	11,289
USD	159,960	EUR	120,000	1/27/2005	3,179
USD	137,120	MXN	1,560,000	1/27/2005	2,161
USD	130,000	RUB	3,711,500	1/27/2005	3,934
USD	110,000	TRL	177,760,000,000	1/27/2005	67,760
USD	100,000	TRL	149,800,000,000	1/27/2005	49,800
USD	121,954	TRL	180,794,000,000	1/27/2005	58,839
USD	130,000	TWD	4,192,500	1/27/2005	2,456
USD	115,192	ARS	345,000	1/27/2005	1,460
USD	235,000	BRL	716,162	1/28/2005	31,083

Total unrealized appreciation					$258,057

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	1,839,002	USD	2,256,455	1/21/2005	$(243,560)
EUR	823,877	USD	1,099,999	1/21/2005	(19,855)
GBP	1,019,863	USD	1,810,257	1/21/2005	(144,887)
EUR	1,400,000	USD	1,766,100	1/27/2005	(137,193)
EUR	110,000	USD	140,307	1/27/2005	(9,237)
EUR	37,590	USD	50,000	1/27/2005	(1,103)
MXN	1,144,040	USD	97,982	1/27/2005	(4,161)
MXN	1,799,920	USD	160,000	1/27/2005	(702)
MXN	2,928,328	USD	260,000	1/27/2005	(1,449)
TRL	330,594,000,000	USD	211,851	1/27/2005	(118,743)
TRL	177,760,000,000	USD	109,256	1/27/2005	(68,504)
BRL	384,670	USD	130,000	1/28/2005	(12,920)
BRL	331,492	USD	119,113	1/28/2005	(4,049)
EUR	139,576	USD	171,293	3/9/2005	(18,558)
EUR	19,412	USD	23,799	3/9/2005	(2,605)
EUR	52,001	USD	63,129	3/9/2005	(7,602)
EUR	51,657	USD	63,616	3/9/2005	(6,648)
EUR	51,667	USD	64,042	3/9/2005	(6,235)
EUR	56,094	USD	68,996	3/9/2005	(7,303)
EUR	22,386	USD	28,456	3/9/2005	(1,994)
EUR	54,251	USD	69,108	3/9/2005	(4,683)
EUR	14,880	USD	19,140	3/9/2005	(1,099)
EUR	115,504	USD	149,213	3/9/2005	(7,895)
EUR	21,379	USD	27,870	3/9/2005	(1,210)
EUR	15,341	USD	20,370	3/9/2005	(497)
EUR	13,174	USD	17,730	3/9/2005	(190)
MXN	1,111,737	USD	94,907	3/9/2005	(3,634)
MXN	78,094	USD	6,622	3/9/2005	(300)
MXN	85,204	USD	7,508	3/9/2005	(44)
EUR	15,582	USD	20,748	5/27/2005	(477)

Total unrealized depreciation					$(837,337)

Scudder Total Return Portfolio
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	760,000	NZD	834,998	1/27/2005	$3,475
NZD	853,230	AUD	798,000	1/27/2005	18,700
EUR	469,000	USD	623,796	1/27/2005	13,808
USD	1,861,234	JPY	191,400,000	1/27/2005	10,181
USD	623,110	JPY	65,100,000	1/27/2005	13,406
AUD	760,000	NZD	834,998	1/27/2005	3,307
USD	1,236,436	SEK	8,500,000	1/27/2005	42,955
EUR	469,856	SEK	4,210,000	1/27/2005	7,652
USD	614,292	TWD	19,900,000	1/27/2005	14,418

Total unrealized appreciation					$127,902

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
NZD	2,619,711	AUD	2,365,000	1/27/2005	$(1,813)
EUR	147,700	USD	194,392	1/27/2005	(6,406)
EUR	45,108	USD	60,000	1/27/2005	(1,324)
EUR	469,859	SEK	4,210,000	1/27/2005	(12,744)
EUR	460,000	USD	611,101	1/27/2005	(14,267)
GBP	330,000	USD	610,566	1/27/2005	(21,798)
JPY	64,000,000	USD	621,661	1/27/2005	(4,099)
MXN	2,294,000	USD	201,502	1/27/2005	(3,313)
NZD	2,619,710	AUD	2,365,000	1/27/2005	(34,648)
NZD	853,230	AUD	798,000	1/27/2005	(8,889)
EUR	231,151	USD	298,612	3/9/2005	(15,799)
EUR	442,689	USD	574,818	3/9/2005	(27,325)
EUR	20,520	USD	26,168	3/9/2005	(1,744)
MXN	26,990,237	USD	2,319,945	3/9/2005	(72,386)
EUR	25,969	USD	34,579	5/27/2005	(796)

Total unrealized depreciation					$(227,351)

SVS Janus Growth and Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CHF	800,000	USD	641,849	4/15/2005	$(65,587)
CHF	925,000	USD	735,996	4/15/2005	(81,977)
CHF	180,000	USD	154,089	4/15/2005	(5,083)
EUR	915,000	USD	1,126,914	4/15/2005	(118,433)
EUR	325,000	USD	409,841	4/15/2005	(32,495)

Total unrealized depreciation					$(303,575)

Currency Abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
AUD	Australian Dollar
TWD	Taiwanese Dollar
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
TRL	Turkish Lira
USD	United States Dollar
SEK	Swedish Krona
NZD	New Zealand Dollar

H. Ownership of the Portfolios

At December 31, 2004, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 38%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

Scudder Conservative Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 42%.

Scudder Fixed Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40% and 38%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 85%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 41%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 26%.

Scudder Government & Agency Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 31% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 28% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Growth & Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 21%.

Scudder Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 32% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Income & Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 70% and 30%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 30% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 67% and 33%.

Scudder Large Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 37% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

Scudder Mercury Large Cap Core Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 47%.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 35% and 22%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 61% and 34%.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 28% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48% and 48%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 72% and 28%.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 16%.

Scudder Templeton Foreign Value Portfolio: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 93%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48%, 32% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 19%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 22%.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 42%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 12%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55%, 30% and 13%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 15%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 34% and 14%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 89% and 11%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 91%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 30%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 14%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 92%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 13%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 11%.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 81% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

I. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government & Agency Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Large Cap Value Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed the Government and Agency Securities Portfolio $2,420 for losses incurred in violation of investment restrictions.

L. Fund Mergers

On January 20, 2005, the Board of the following Acquired Portfolios approved, in principle, the merger of the Acquiring Portfolio into the Acquired Portfolio, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Portfolio’s Board and approval by the shareholders of the Portfolio at a shareholder meeting expected to be held within approximately the next five months.

Acquired Portfolios	Acquiring Portfolios
SVS Focus Value+Growth Portfolio	SVSI Growth and Income Portfolio
Scudder Growth Portfolio	SVSI Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Variable Series II (the “Trust”) comprising the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Conservative Income Strategy, Scudder Fixed Income, Scudder Global Blue Chip, Scudder Government & Agency Securities (formerly, Scudder Government Securities), Scudder Growth, Scudder Growth & Income Strategy, Scudder Growth Strategy, Scudder High Income, Scudder Income & Growth Strategy, Scudder International Select Equity, Scudder Large Cap Value (formerly, Scudder Contrarian Value), Scudder Mercury Large Cap Core, Scudder Money Market, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Templeton Foreign Value, Scudder Total Return, SVS Davis Venture Value, SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value, SVS Eagle Focused Large Cap Growth, SVS Focus Value+Growth, SVS Index 500, SVS INVESCO Dynamic Growth, SVS Janus Growth and Income, SVS Janus Growth Opportunities, SVS MFS Strategic Value, SVS Oak Strategic Equity, and SVS Turner Mid Cap Growth Portfolios (collectively, the “portfolios”) as of December 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2004, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2005

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2004 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	.08	100
Scudder Strategic Income Portfolio	.013	100
SVS MFS Strategic Value Portfolio	.004	100

The following portfolios designated as capital gain dividends for its year ended December 31, 2004:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
Scudder Fixed Income Portfolio	1,470,000	100
Scudder Government & Agency Securities Portfolio	30,000	100
Scudder Strategic Income Portfolio	270,000	100
SVS Dreman Small Cap Value Portfolio	51,844,000	100
SVS MFS Strategic Value Portfolio	1,427,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios’ fiscal year ended December 31, 2004 qualified for the dividends received deduction:

Portfolio	%
Scudder Blue Chip Portfolio	100
Scudder Global Blue Chip Portfolio	46
Scudder Growth Portfolio	100
Scudder Large Cap Value Portfolio	100
Scudder Total Return Portfolio	53
SVS Davis Venture Value Portfolio	100
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Dreman Small Cap Value Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Index 500 Portfolio	100
SVS MFS Strategic Value Portfolio	100

Scudder International Select Equity Portfolio paid foreign taxes of $537,188 and earned $3,892,991 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, Scudder International Select Equity Portfolio designates $0.03 per share as foreign taxes paid and $0.20 per share as income earned from foreign sources for the year ended December 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 31, 2004. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	86

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	86

William McClayton (1945) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		145

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Address: 280 Park Avenue, New York, New York

[4]	Address: 345 Park Avenue, New York, New York

[5]	Address: Two International Place, Boston, Massachusetts

[6]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

About the Fund’s Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 778-1482

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.

SVS2-2 (2/28/05) 35972

Form A

Printed in the U.S.A.

Scudder Variable Series I

Annual Report to Shareholders

December 31, 2004

Contents

Performance Summary, Information About Your Portfolio’s Expenses, Management Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding a portfolio’s investments and risk profile.

2

Information About Your Portfolio’s Expenses

Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,006.00
Expenses Paid per $1,000*	$2.74

Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,022.48
Expenses Paid per $1,000*	$2.76

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Scudder Variable Series I — Money Market Portfolio	.54%

For more information, please refer to the Portfolio’s prospectus.

3

Management Summary December 31, 2004

Money Market Portfolio

As economic recovery gained some momentum during the first quarter of 2004, the market turned its attention to the persistent lack of job creation, and the one-year LIBOR declined from 1.60% at the start of the year to 1.35% by the end of March. In early April, however, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs. In reaction, the Fed enacted its “measured pace” policy of gradually raising short-term interest rates at its five Federal Open Market Committee (FOMC) meetings from June through December 2004. In the second half of the year, the economy showed resiliency in the face of sharply rising oil prices, proving to many that the recovery had gained a firm foothold. In light of this renewed confidence — and continued job growth — at the close of the year LIBOR rose to 3.10%, its highest level since March 2002.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 0.90% compared with the 0.78% average return for funds in the Lipper Money Market Funds category for the same period, according to Lipper Inc.

In the second quarter, one-year money market rates rose sharply in response to concerns that the Federal Reserve (the Fed) would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio’s average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. During this period, we also increased the portfolio’s allocation in floating-rate securities (increasing commercial paper from 23% to 42% in 2003 and 2004, respectively.) Our decision to increase our allocation in this sector helped performance during the period. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

4

Portfolio Summary

Money Market Portfolio

Asset Allocation	12/31/04	12/31/03
Commercial Paper	42%	23%
Floating Rate Notes	21%	31%
Repurchase Agreements	13%	5%
US Government Sponsored Agencies+	13%	20%
Certificates of Deposit and Bank Notes	9%	14%
Promissory Notes	2%	—
Short-Term Notes	—	7%

	100%	100%

+	Not backed by the full faith and credit of the US Government

Weighted Average Maturity

Scudder Variable Series I — Money Market Portfolio	28 days	68 days
First Tier Money Fund Average*	36 days	58 days

*	The Portfolio is compared to its iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities. Category includes only non-government retail funds that also are not holding any second tier securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation is subject to change. For more complete details about the Portfolios’ holdings, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

5

Investment Portfolio as of December 31, 2004

Money Market Portfolio

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 9.1%
Nordea Bank Finland PLC, 2.36%, 2/2/2005	2,000,000	2,000,018
Societe Generale, 1.185%, 1/4/2005	2,000,000	2,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	1,000,000	1,000,020

Total Certificates of Deposit and Bank Notes (Cost $5,000,038)		5,000,038

Commercial Paper 42.9%
Alliance & Leicester PLC, 2.46%**, 3/7/2005	1,000,000	995,577
Barclays US Funding LLC, 2.26%**, 2/14/2005	2,000,000	1,994,500
CC (USA), Inc., 1.94%**, 2/28/2005	2,000,000	1,993,781
CRC Funding LLC, 2.34%**, 1/3/2005	2,000,000	1,999,740
Dorada Finance, Inc.:
1.93%**, 1/14/2005	1,000,000	999,303
2.0%**, 1/7/2005	1,500,000	1,499,500
Genworth Financial, Inc., 2.38%**, 2/8/2005	2,000,000	1,994,997
Giro Funding US Corp.:
2.36%**, 1/24/2005	1,000,000	998,492
2.36%**, 2/2/2005	1,000,000	997,911
Greyhawk Funding LLC, 2.04%**, 1/19/2005	2,000,000	1,997,960
K2 (USA) LLC:
1.94%**, 2/28/2005	1,000,000	996,890
2.02%**, 2/28/2005	1,000,000	996,762
Perry Global Funding LLC, Series A, 2.06%**, 1/24/2005	1,000,000	998,684
Prudential PLC, 2.02%**, 1/7/2005	1,000,000	999,663
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	1,000,000	998,100
Toyota Motor Credit Corp., 2.36%**, 2/4/2005	2,000,000	1,995,561
WestPac Capital Corp., 2.34%**, 1/19/2005	1,000,000	998,830

Total Commercial Paper (Cost $23,456,251)		23,456,251

Floating Rate Notes* 21.9%
American Honda Finance Corp.:
2.42%, 1/18/2005	1,000,000	1,000,185
2.45%, 1/24/2005	1,000,000	1,000,249
Canadian Imperial Bank of Commerce, 2.01%, 6/8/2005	1,000,000	999,907
Credit Suisse First Boston, 2.46%, 9/9/2005	2,000,000	2,000,322

	Principal Amount ($)	Value ($)
General Electric Co., 1.22%, 10/24/2005	1,000,000	1,000,430
Lehman Brothers Holdings, Inc., 2.1%, 4/21/2005	2,000,000	2,000,000
Merrill Lynch & Co., Inc., 2.708%, 1/14/2005	1,000,000	1,000,121
Morgan Stanley, 2.33%, 2/18/2005	1,000,000	1,000,000
Tango Finance Corp., 2.37%, 3/22/2005	2,000,000	1,999,978

Total Floating Rate Notes* (Cost $12,001,192)		12,001,192

Promissory Notes 1.8%
Goldman Sachs Group, Inc., 2.4%*, 5/26/2005 (Cost $1,000,000)	1,000,000	1,000,000

US Government Sponsored Agencies 12.8%
Federal Home Loan Bank, 1.5%, 3/8/2005	500,000	500,000
Federal Home Loan Mortgage Corp.:
1.315%**, 1/11/2005	1,000,000	999,635
2.0%*, 10/7/2005	4,000,000	4,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	500,000	500,000
2.56%**, 4/4/2005	1,000,000	993,671

Total US Government Sponsored Agencies (Cost $6,993,306)		6,993,306

Repurchase Agreements 13.2%
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $6,001,150 on 1/3/2005 (b)	6,000,000	6,000,000
State Street Bank and Trust Co., 1.9%, dated 12/31/2004, to be repurchased at $1,209,191 on 1/3/2005 (c)	1,209,000	1,209,000

Total Repurchase Agreements (Cost $7,209,000)		7,209,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $55,659,787) (a)	101.7	55,659,787

Other Assets and Liabilities, Net	(1.7)	(944,301)

Net Assets	100.0	54,715,486

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Cost for federal income tax purposes was $55,659,787.

(b)	Collateralized by a $5,995,000 Federal National Mortgage Association, 4.25%, maturing on 5/15/2009 with a value of $6,124,975 and a $305,000 US Treasury Note, 2.50%, maturing on 10/31/2006 with a value of $303,296.

(c)	Collateralized by a $1,250,000 Federal National Mortgage Association, 4.50%, maturing on 5/1/2019 with a value of $1,237,500.

At December 31, 2004, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $2,640 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

6

Financial Statements

Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at amortized cost	$48,450,787
Repurchase agreements, at amortized cost	7,209,000
Total investments in securities, at amortized cost	55,659,787
Cash	81
Interest receivable	72,246
Receivable for Portfolio shares sold	33,616
Other assets	2,298

Total assets	55,768,028

Liabilities
Payable for investments purchased	993,671
Payable for Portfolio shares redeemed	1,046
Accrued management fee	17,819
Other accrued expenses and payables	40,006

Total liabilities	1,052,542

Net assets, at value	$54,715,486

Net Assets
Net assets consist of:

Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,642)
Paid-in capital	54,714,451

Net assets, at value	$54,715,486

Net Asset Value, offering and redemption price per share ($54,715,486 ÷ 54,705,614 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

7

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Interest	$871,545
Expenses:

Management fee	227,056
Custodian fees	15,416
Accounting fees	36,796
Auditing	14,320
Legal	14,020
Trustees’ fees and expenses	6,440
Reports to shareholders	10,465
Other	4,587

Total expenses, before expense reductions	329,100
Expense reductions	(1,588)

Total expenses, after expense reductions	327,512

Net investment income	544,033

Net realized gain (loss) from investments	1,745

Net increase (decrease) in net assets resulting from operations	$545,778

The accompanying notes are an integral part of the financial statements.

8

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:

Net investment income	$544,033	$704,805
Net realized gain (loss) on investment transactions	1,745	637

Net increase (decrease) in net assets resulting from operations	545,778	705,442

Distributions to shareholders from net investment income	(540,356)	(706,913)
Portfolio share transactions:

Proceeds from shares sold	32,931,943	51,053,448
Reinvestment of distributions	540,356	706,913
Cost of shares redeemed	(48,506,966)	(83,121,288)
Net increase (decrease) in net assets from Portfolio share transactions	(15,034,667)	(31,360,927)
Increase (decrease) in net assets	(15,029,245)	(31,362,398)

Net assets at beginning of period	69,744,731	101,107,129

Net assets at end of period (including undistributed net investment income of $3,677 and $0, respectively)	$54,715,486	$69,744,731

Other Information
Shares outstanding at beginning of period	69,740,281	101,101,208
Shares sold	32,931,943	51,053,448
Shares issued to shareholders in reinvestment of distributions	540,356	706,913
Shares redeemed	(48,506,966)	(83,121,288)
Net increase (decrease) in Portfolio shares	(15,034,667)	(31,360,927)

Shares outstanding at end of period	54,705,614	69,740,281

The accompanying notes are an integral part of the financial statements.

9

Financial Highlights

Money Market Portfolio

Years Ended December 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	.009	.008	.015	.038		.060
Less distributions from:
Net investment income	(.009)	(.008)	(.015)	(.038)		(.060)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.90	.82	1.49	3.88		6.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	70	101	139		121
Ratio of expenses before expense reductions (%)	.53	.48	.43	.46	[a]	.46
Ratio of expenses after expense reductions (%)	.53	.48	.43	.45	[a]	.46
Ratio of net investment income (%)	.89	.83	1.49	3.77		6.00

[a]	The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

10

Performance Summary December 31, 2004

Bond Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐	Bond Portfolio — Class A

☐	LBAB Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

Bond Portfolio	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,538	$11,919	$13,934	$19,498
Average annual total return	5.38%	6.03%	6.86%	6.90%

LBAB Index
Growth of $10,000	$10,434	$11,976	$14,497	$21,038
Average annual total return	4.34%	6.19%	7.71%	7.72%

The growth of $10,000 is cumulative.

11

Information About Your Portfolio’s Expenses

Bond Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Class A
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,048.50
Expenses Paid per $1,000*	$3.27

Class A
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,022.01
Expenses Paid per $1,000*	$3.23

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Class A
Annualized Expense Ratios
Scudder Variable Series — Bond Portfolio	.63%

For more information, please refer to the Portfolio’s prospectus.

12

Management Summary December 31, 2004

Bond Portfolio

Although delayed on mixed economic data, the Federal Open Market Committee (the FOMC) finally embarked on a “measured” pace of monetary policy tightening at midyear that included five separate 25 basis point (“bps” — a basis point is one hundredth of a percentage point) increases. The federal funds rate finished the year 125 bps higher at 2.25%. The yield curve flattened in response to the Fed policy coupled with moderate employment growth and the perception that inflation will not accelerate too quickly. The 2-year Treasury yield rose 125 bps, in line with the Fed, while the 10-year Treasury yield circuitously finished the year at 4.22% — down only 3 bps from where it started. Against this backdrop, the portfolio returned 5.38% (Class A shares, unadjusted for contract charges) for the year, outpacing the 4.34% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see page 12 for standardized performance as of December 31, 2004.

All non-Treasury sectors significantly outperformed similar duration Treasury issues during the year. Credit, the best performing sector, benefited from excellent fundamentals, continued demand for yield and low volatility. Our allocations to high-yield and emerging-markets debt made the largest positive contributions to relative performance as both sectors significantly outperformed investment-grade bonds for the year. Our security selection within credit was also a positive contributor to performance. Our mortgage holdings emphasized securities that are less prepayment sensitive than the pass-through issues that comprise the index. On balance, our activities in the mortgage sector contributed to performance, despite declining volatility. The remaining high-quality sectors — asset-backed securities and commercial mortgage-backed securities — generated solid returns as valuations improved. International bonds also added to results, while currency exposure on balance was a slight drag on performance.

Gary W. Bartlett J. Christopher Gagnier Stephen Ilott Catharine Peppiatt

Warren S. Davis Daniel R. Taylor Paul Lambert Bruce Rodio

Thomas J. Flaherty Andrew P. Cestone William T. Lissenden Ian Winship

Timothy C. Vile Brett Diment

Co-Lead Managers Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

13

Portfolio Summary

Bond Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Collateralized Mortgage Obligations	23%	18%
Corporate Bonds	21%	25%
US Government Backed	15%	12%
Foreign Bonds — US$ Denominated	9%	7%
Commercial and Non-Agency Mortgage-Backed Securities	8%	—
Asset Backed	6%	8%
US Government Agency Sponsored Pass-Throughs	6%	21%
Foreign Bonds — Non US$ Denominated	5%	—
Municipal Investments	4%	4%
Cash Equivalents	2%	5%
Government National Mortgage Association	1%	—

	100%	100%

Quality (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
US Government & Treasury Obligations	45%	47%
AAA*	21%	21%
AA	4%	4%
A	9%	9%
BBB	13%	12%
BB or Below	8%	7%

	100%	100%

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Under 1 year	7%	6%
1 < 5 years	48%	50%
5 < 8 years	45%	44%

	100%	100%

*	Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

14

Investment Portfolio as of December 31, 2004

Bond Portfolio

	Principal Amount ($)(h)	Value ($)
Corporate Bonds 20.3%

Consumer Discretionary 2.0%
Adesa, Inc., 7.625%, 6/15/2012	25,000	26,375
Auburn Hills Trust, 12.375%, 5/1/2020	70,000	109,793
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	30,225
Cablevision Systems New York Group, 144A, 6.669%*, 4/1/2009 (e)	35,000	37,100
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,075
Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	10,350
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	513,000	632,578
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	467,251
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	14,963
CSC Holdings, Inc., 7.875%, 12/15/2007	40,000	42,900
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	345,000	352,366
Dex Media East LLC/Financial, 12.125%, 11/15/2012	119,000	145,031
DIMON, Inc.:
7.75%, 6/1/2013	15,000	15,750
Series B, 9.625%, 10/15/2011	90,000	98,550
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	20,000	20,800
Series D, 9.0%, 5/1/2009 (e)	25,000	24,750
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	35,000	35,438
Foot Locker, Inc., 8.5%, 1/15/2022	25,000	27,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	45,000	44,156
General Motors Corp.:
8.25%, 7/15/2023	40,000	41,667
8.375%, 7/15/2033	70,000	72,526
Jacobs Entertainment Co., 11.875%, 2/1/2009	70,000	79,100
Mediacom LLC, 9.5%, 1/15/2013 (e)	55,000	55,206
MGM MIRAGE:
8.375%, 2/1/2011 (e)	60,000	67,650
9.75%, 6/1/2007	10,000	11,100
NCL Corp., “A”, 144A, 10.625%, 7/15/2014	40,000	40,000
PEI Holding, Inc., 11.0%, 3/15/2010	45,000	52,425
Petro Stopping Centers, 9.0%, 2/15/2012	60,000	63,450
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	30,000	32,775
PRIMEDIA, Inc.:
7.665%*, 5/15/2010	50,000	53,000
8.875%, 5/15/2011 (e)	35,000	37,013
Rent-Way, Inc., 11.875%, 6/15/2010	20,000	22,525
Restaurant Co., 11.25%, 5/15/2008	37,640	38,110
Schuler Homes, Inc., 10.5%, 7/15/2011	50,000	56,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	80,000	85,000
8.75%, 12/15/2011	35,000	38,106
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	60,000	63,975
Toys “R” Us, Inc.:
7.375%, 10/15/2018	75,000	69,375
7.875%, 4/15/2013 (e)	35,000	34,737
TRW Automotive, Inc., 11.0%, 2/15/2013 (e)	55,000	66,275
United Auto Group, Inc., 9.625%, 3/15/2012	40,000	44,200
Venetian Casino Resort LLC, 11.0%, 6/15/2010	45,000	51,356
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	20,000	20,100
Visteon Corp.:
7.0%, 3/10/2014 (e)	30,000	28,650
8.25%, 8/1/2010 (e)	35,000	36,663
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	35,000	37,275
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	60,000	60,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	30,000	29,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	70,000	69,300

		3,627,235

Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	12,000	12,495
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	30,000	30,525
Duane Reade, Inc., 144A, 7.01%*, 12/15/2010	10,000	10,150
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	15,000	15,525
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	10,000	9,525
144A, 8.25%, 12/1/2013 (e)	35,000	33,338
Standard Commercial Corp., 8.0%, 4/15/2012	30,000	30,825
Swift & Co., 12.5%, 1/1/2010 (e)	35,000	39,550
Wornick Co., 10.875%, 7/15/2011	30,000	32,550

		214,483

Energy 2.1%
Avista Corp., 9.75%, 6/1/2008	55,000	63,770
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	420,000	499,208
Chesapeake Energy Corp.:
6.875%, 1/15/2016	30,000	31,425
9.0%, 8/15/2012	30,000	34,275
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	25,000	24,875
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	45,000	50,288
Edison Mission Energy, 7.73%, 6/15/2009	100,000	107,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	36,663

15

	Principal Amount ($)(h)	Value ($)
Enterprise Products Operating LP, 7.5%, 2/1/2011	239,000	270,977
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	45,000	45,675
PC Financial Partnership, 5.0%, 11/15/2014	825,000	821,966
Pemex Project Funding Master Trust, 144A, 3.18%*, 6/15/2010 (e)	550,000	564,300
Southern Natural Gas, 8.875%, 3/15/2010	30,000	33,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	15,000	14,962
8.25%, 12/15/2011	55,000	59,400
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	929,702
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	55,000	63,525
8.75%, 3/15/2032	35,000	40,206

		3,692,317

Financials 8.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	35,000	36,400
American General Finance Corp., 2.75%, 6/15/2008	1,145,000	1,100,837
AmeriCredit Corp., 9.25%, 5/1/2009	75,000	80,437
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	55,000	56,650
Capital One Bank, 4.875%, 5/15/2008	55,000	56,486
Downey Financial Corp., 6.5%, 7/1/2014	745,000	775,478
Duke Capital LLC:
4.302%, 5/18/2006	817,000	826,861
6.25%, 2/15/2013 (e)	235,000	253,984
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	60,000	64,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	58,978
Ford Motor Credit Co.:
5.8%, 1/12/2009	399,000	407,834
6.875%, 2/1/2006	2,789,000	2,873,228
General Electric Capital Corp., 2.8%, 1/15/2007	1,150,000	1,134,742
General Motors Acceptance Corp., 6.875%, 9/15/2011	792,000	811,636
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	515,000	509,611
HSBC Bank USA, 5.875%, 11/1/2034	250,000	253,149
Merrill Lynch & Co., Inc., Series C, Notes, 5.0%, 1/15/2015	650,000	647,453
Morgan Stanley, 4.0%, 1/15/2010 (e)	509,000	503,218
North Front Pass-Through Trust, 144A, 5.01%*, 12/15/2024	750,000	762,686
OMX Timber Finance Investments LLC, “A1”, 144A, 5.42%*, 1/29/2020	795,000	791,200
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	505,000	544,904
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	45,000	46,237
PXRE Capital Trust I, 8.85%, 2/1/2027	40,000	40,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	25,000	29,688
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,115,000	1,095,030
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	25,000	26,563
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	40,000	35,100
UGS Corp., 144A, 10.0%, 6/1/2012	35,000	39,812
Universal City Development, 11.75%, 4/1/2010	55,000	64,969
Universal City Florida Holding Co., 144A, 7.2%*, 5/1/2010	10,000	10,400
Wells Fargo & Co., 4.2%, 1/15/2010	937,000	940,808

		14,878,879

Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,762
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	35,000	35,175
Curative Health Services, Inc., 10.75%, 5/1/2011	10,000	8,950
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	30,000	30,975
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	50,000	52,750
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	25,000	25,250
Interactive Health LLC, 144A, 7.25%, 4/1/2011	30,000	26,100
National Mentor, Inc., 144A, 9.625%, 12/1/2012	10,000	10,625
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	102,025

		308,612

Industrials 2.2%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	125,000	117,500
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	512,891	557,933
AMI Semiconductor, Inc., 10.75%, 2/1/2013	25,000	29,375
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	720,714	782,287
Browning-Ferris Industries:
7.4%, 9/15/2035	20,000	17,500
9.25%, 5/1/2021	10,000	10,650
Cenveo Corp., 7.875%, 12/1/2013 (e)	40,000	37,200
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	20,000	22,400
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	65,000	69,875
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	35,000	35,700
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	42,750
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	55,500
Dana Corp., 7.0%, 3/1/2029 (e)	55,000	54,863
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	10,000

16

	Principal Amount ($)(h)	Value ($)
Erico International Corp., 8.875%, 3/1/2012	35,000	36,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	55,000	62,150
Kansas City Southern, 7.5%, 6/15/2009	105,000	110,250
Laidlaw International, Inc., 10.75%, 6/15/2011	35,000	40,863
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	60,000	59,100
9.25%, 6/15/2008	55,000	62,562
Northwest Airlines Corp., Series 02-1, 6.264%, 11/20/2021	1,246,632	1,284,442
Sea Containers Ltd., 10.5%, 5/15/2012	20,000	21,050
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	35,000	35,000
Ship Finance International Ltd., 8.5%, 12/15/2013	40,000	41,200
SPX Corp.:
6.25%, 6/15/2011 (e)	15,000	15,825
7.5%, 1/1/2013	50,000	54,250
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	20,000	20,150
10.375%, 7/1/2012	40,000	44,800
Texas Genco LLC, 144A, 6.875%, 12/15/2014	40,000	41,350
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	25,000	29,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	45,000	43,875
7.0%, 2/15/2014 (e)	35,000	32,725
7.75%, 11/15/2013 (e)	30,000	29,400
Westlake Chemical Corp., 8.75%, 7/15/2011	19,000	21,470

		3,929,995

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	35,000	37,625
Itron, Inc., 144A, 7.75%, 5/15/2012	35,000	35,613
Lucent Technologies, Inc., 6.45%, 3/15/2029 (e)	100,000	90,500

		163,738

Materials 1.8%
ARCO Chemical Co., 9.8%, 2/1/2020	135,000	153,900
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	20,000	21,700
Dayton Superior Corp., 10.75%, 9/15/2008	50,000	53,500
Georgia-Pacific Corp.:
8.0%, 1/15/2024	85,000	98,600
9.375%, 2/1/2013	50,000	58,250
Hercules, Inc.:
6.75%, 10/15/2029	35,000	36,138
11.125%, 11/15/2007	25,000	29,750
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	45,000	53,550
Huntsman LLC, 11.625%, 10/15/2010	50,000	59,125
IMC Global, Inc., 10.875%, 8/1/2013	20,000	25,000
International Steel Group, Inc., 6.5%, 4/15/2014	75,000	80,438
Lubrizol Corp.:
4.625%, 10/1/2009	1,050,000	1,048,380
6.5%, 10/1/2034 (e)	404,000	411,456
Omnova Solutions, Inc., 11.25%, 6/1/2010	50,000	56,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	25,000	27,500
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	15,000	13,856
11.125%, 9/1/2009	40,000	43,600
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	25,000	25,750
TriMas Corp., 9.875%, 6/15/2012	85,000	90,100
United States Steel LLC, 9.75%, 5/15/2010	45,000	51,300
Weyerhaeuser Co.:
6.875%, 12/15/2033 (e)	200,000	223,899
7.125%, 7/15/2023	100,000	113,258
7.375%, 3/15/2032	280,000	332,037

		3,107,337

Telecommunication Services 1.1%
AT&T Corp.:
7.3%, 11/15/2011	45,000	51,806
9.75%, 11/15/2031	45,000	53,719
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	530,000	563,107
BellSouth Corp., 5.2%, 9/15/2014	505,000	514,707
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	115,000	116,437
Dobson Cellular Systems, Inc., 144A, 6.96%*, 11/1/2011	15,000	15,525
GCI, Inc., 7.25%, 2/15/2014	40,000	40,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	25,000	26,188
MCI, Inc., 8.735%, 5/1/2014	115,000	123,625
Nextel Communications, Inc., 5.95%, 3/15/2014	35,000	36,225
Nextel Partners, Inc., 8.125%, 7/1/2011	40,000	44,400
Northern Telecom Capital, 7.875%, 6/15/2026	35,000	34,650
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	72,556
Qwest Corp.:
7.25%, 9/15/2025 (e)	260,000	252,850
144A, 7.875%, 9/1/2011	10,000	10,850

		1,956,645

Utilities 2.3%
AES Corp., 144A, 8.75%, 5/15/2013	20,000	22,725
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (e)	35,000	39,113
CMS Energy Corp., 8.5%, 4/15/2011	20,000	22,725
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	962,564
DPL, Inc., 6.875%, 9/1/2011	85,000	92,831
Midwest Generation LLC, 8.75%, 5/1/2034	25,000	28,375

17

	Principal Amount ($)(h)	Value ($)
NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	30,000	30,689
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	115,000	125,350
Progress Energy, Inc., 6.75%, 3/1/2006	1,400,000	1,452,718
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	40,000	45,650
10.0%, 10/1/2009	35,000	41,387
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	55,000	58,713
Xcel Energy, Inc., 7.0%, 12/1/2010	1,040,000	1,172,319

		4,095,159

Total Corporate Bonds (Cost $35,450,984)		35,974,400

Foreign Bonds — US$ Denominated 9.3%

Consumer Discretionary 0.2%
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	10,000	10,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	60,000	67,800
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	55,000	63,250
Shaw Communications, Inc.:
7.25%, 4/6/2011 (e)	30,000	33,075
8.25%, 4/11/2010	70,000	79,625
Vicap SA, 11.375%, 5/15/2007	10,000	10,125
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	25,000	25,937
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	25,000	24,188

		314,675

Consumer Staples 0.1%
Burns Philp Capital Property, Ltd., 10.75%, 2/15/2011	35,000	39,375
Fage Dairy Industry SA, 9.0%, 2/1/2007	155,000	155,775
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	20,000	20,900

		216,050

Energy 0.2%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	118,000
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	56,750
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	131,001	149,341
Secunda International Ltd., 144A, 9.76%*, 9/1/2012	30,000	29,400

		353,491

Financials 4.2%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	165,000	196,577
8.75%, 6/15/2030	540,000	713,047
Eircom Funding, 8.25%, 8/15/2013	50,000	55,250
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	135,000	139,009
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	590,000	569,507
Korea First Bank, 144A, 5.75%*, 3/10/2013	267,000	277,675
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,530,000	1,534,466
Mizuho Financial Group (Cayman), 8.375%, 12/29/2049	1,260,000	1,380,834
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	31,763
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	2,470,000	2,442,981

		7,341,109

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010 (e)	35,000	36,225
Elan Financial PLC, 144A, 7.75%, 11/15/2011	15,000	15,975

		52,200

Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	45,000	51,919
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	75,000	79,875
11.75%, 6/15/2009	50,000	50,938
12.5%, 6/15/2012	45,000	52,537
LeGrand SA, 8.5%, 2/15/2025	45,000	53,100
Stena AB:
144A, 7.0%, 12/1/2016	25,000	24,750
9.625%, 12/1/2012	25,000	28,250
Tyco International Group SA:
6.75%, 2/15/2011	516,000	578,327
6.875%, 1/15/2029	556,000	636,904
7.0%, 6/15/2028	194,000	225,551

		1,782,151

Information Technology 0.0%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	50,000	49,500
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	10,000	10,300
144A, 8.0%, 12/15/2014	10,000	10,425

		70,225

Materials 1.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	30,000	30,825
Cascades, Inc., 7.25%, 2/15/2013	55,000	58,300
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	99,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	35,000	41,387
ISPAT Inland ULC, 9.75%, 4/1/2014	39,000	48,165
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	674,000	784,458
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	25,000	27,313
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,432,376
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	125,000	125,625

		2,647,949

18

	Principal Amount ($)(h)	Value ($)
Sovereign Bonds 1.2%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	250,000	306,750
Federative Republic of Brazil:
8.875%, 10/14/2019	45,000	47,430
11.0%, 8/17/2040	130,000	154,245
Government of Ukraine, 7.65%, 6/11/2013	100,000	106,800
Republic of Bulgaria, 8.25%, 1/15/2015	310,000	389,794
Republic of Turkey:
7.25%, 3/15/2015	30,000	30,825
9.0%, 6/30/2011	15,000	17,138
9.5%, 1/15/2014	15,000	17,700
11.75%, 6/15/2010	70,000	87,850
11.875%, 1/15/2030	40,000	57,600
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	70,000	72,408
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	130,000	109,629
United Mexican States:
Series A, 6.75%, 9/27/2034 (e)	570,000	562,875
8.375%, 1/14/2011 (e)	90,000	105,705

		2,066,749

Telecommunication Services 0.9%
America Movil SA de CV:
Series L, 5.5%, 3/1/2014	420,000	414,920
144A, 5.75%, 1/15/2015	200,000	199,544
Axtel SA, 11.0%, 12/15/2013	45,000	48,488
Embratel, Series B, 11.0%, 12/15/2008	35,000	39,900
Inmarsat Finance PLC, 7.625%, 6/30/2012	40,000	41,600
Innova S. de R.L., 9.375%, 9/19/2013 (e)	30,000	34,125
INTELSAT, 6.5%, 11/1/2013	40,000	36,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	68,006
Mobifon Holdings BV, 12.5%, 7/31/2010	35,000	41,519
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	35,000	35,700
Nortel Networks Corp., 6.875%, 9/1/2023	40,000	37,600
Nortel Networks Ltd., 6.125%, 2/15/2006	125,000	127,187
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	35,000	34,650
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	455,000	445,781

		1,605,420

Total Foreign Bonds — US$ Denominated (Cost $15,968,646)		16,450,019

19

	Principal Amount ($)(h)	Value ($)
Foreign Bonds — Non US$ Denominated 5.5%

Sovereign Bonds 5.5%
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	4,270,000	5,872,954
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	6,080,000	425,987
Series MI-10, 8.0%, 12/19/2013 MXN	34,301,500	2,740,858
Republic of Colombia, 11.75%, 3/1/2010 COP	190,000,000	82,788
Republic of Romania, 8.5%, 5/8/2012 EUR	100,000	173,617
Republic of Uruguay, 17.75%, 2/4/2006 UYU	9,700,000	386,439

Total Foreign Bonds — Non US$ Denominated (Cost $8,733,810)		9,682,643

Asset Backed 6.3%

Automobile Receivables 1.5%
MMCA Automobile Trust:
“A4”, Series 2002-3, 3.57%, 8/17/2009	375,000	375,738
“A4”, Series 2002-2, 4.3%, 3/15/2010	1,915,027	1,921,978
“B”, Series 2002-1, 5.37%, 1/15/2010	236,900	239,346

		2,537,062

Home Equity Loans 4.8%
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.62%*, 1/15/2034	642,247	640,881
“2A”, Series 2004-E, 2.66%*, 6/15/2029	1,142,564	1,141,768
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019 (i)	1,325,000	1,362,887
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.8%*, 8/25/2035	520,000	520,365
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	352,350	352,881
Park Place Securities NIM Trust:
“A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	698,547	698,547
“A”, Series 2004-WHQ-1, 144A, 2.53%, 9/25/2034	678,198	676,502
Renaissance NIM Trust, “NOTE”, Series 2004-C, 144A, 4.458%, 12/25/2034	940,349	940,349
Residential Asset Mortgage Products, Inc., “A3”, Series 2003-RZ4, 3.38%, 2/25/2030	805,000	801,880
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,360,109	1,416,948

		8,553,008

Total Asset Backed (Cost $11,188,425)		11,090,070

20

	Principal Amount ($)(h)	Value ($)
Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	50,000	46,875
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	10,000	9,900

Total Convertible Bond (Cost $56,996)		56,775

US Government Agency Sponsored Pass-Throughs 5.9%
Federal Home Loan Mortgage Corp.:
5.0%, 7/1/2018	704,202	715,710
5.5% with various maturities from 11/15/2016 until 8/1/2024 (i)	1,614,125	1,667,523
Federal National Mortgage Association:
4.5%, 12/1/2018	282,671	282,407
5.0%, 3/1/2034	1,119,071	1,112,507
5.5%, 7/1/2033	773,023	785,454
6.0% with various maturities from 11/1/2017 until 10/1/2034 (c)	2,047,648	2,126,223
6.31%, 6/1/2008	1,700,000	1,808,089
6.5% with various maturities from 3/1/2017 until 9/1/2034	1,739,900	1,833,116
8.0%, 9/1/2015	85,491	90,928

Total US Government Agency Sponsored Pass-Throughs (Cost $10,334,007)		10,421,957

Commercial and Non-Agency Mortgage-Backed Securities 8.4%
Banc of America Commercial Mortgage, Inc., “A5”, Series 2004-3, 5.036%*, 6/10/2039	1,450,000	1,518,433
Bank of America Mortgage Securities, “2A6”, Series 2004-F, 4.18%*, 7/25/2034	1,180,000	1,174,114
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	728,365	744,786
Chase Commercial Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	645,776	667,644
Citigroup Mortgage Loan Trust, Inc.:
“1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	1,379,196	1,437,377
“IOWA3”, Series 2004-NCM1, 6.75%, 7/25/2034	817,997	857,619
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	1,361,501	1,440,392
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	142,786	148,631
“8A1”, Series 2004-3, 7.0%, 4/25/2034	422,415	441,291
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	869,711	876,778
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	928,608	930,593
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	25,653	26,615
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	1,450,000	1,492,855
Washington Mutual:
“A6”, Series 2004-AR7, 3.957%*, 7/25/2034	740,000	731,238
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	410,394	411,890
Washington Mutual Mortgage Securities Corp., “A7”, Series 2004-AR9, 4.276%, 8/25/2034	737,000	737,581
Wells Fargo Mortgage Backed Securities Trust:
“1A1”, Series 2003-6, 5.0%, 6/25/2018	1,087,954	1,097,473
“1A3”, Series 2002-18, 6.0%, 12/25/2032	161,437	162,523

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $14,957,674)		14,897,833

Collateralized Mortgage Obligations 22.2%
Fannie Mae Whole Loan, “5A”, Series 2004-W2, 7.5%, 3/25/2044	1,146,668	1,227,422
Federal Home Loan Mortgage Corp.:
“AU”, Series 2759, 3.5%, 5/15/2019	844,000	841,677
“PA”, Series 2786, 3.5%, 10/15/2010	823,000	825,023
“QC”, Series 2694, 3.5%, 9/15/2020	1,690,000	1,679,588
“LB”, Series 2755, 4.0%, 9/15/2023	1,130,000	1,132,007
“LC”, Series 2682, 4.5%, 7/15/2032	1,200,000	1,159,487
“PE”, Series 2727, 4.5%, 7/15/2032	830,000	791,465
“QH”, Series 2694, 4.5%, 3/15/2032	1,700,000	1,637,602
“1A2B”, Series T-48, 4.688%, 7/25/2022	117,532	117,538
“EG”, Series 2836, 5.0%, 12/15/2032	1,580,000	1,566,654
“JD”, Series 2778, 5.0%, 12/15/2032	710,000	705,564
“NE”, Series 2802, 5.0%, 2/15/2033	1,580,000	1,572,301
“OL”, Series 2840, 5.0%, 11/15/2022	1,335,000	1,370,850
“PD”, Series 2783, 5.0%, 1/15/2033	761,000	754,670
“PD”, Series 2844, 5.0%, 12/15/2032	1,580,000	1,563,717
“PE”, Series 2721, 5.0%, 1/15/2023	2,425,000	2,398,878
“PQ”, Series 2844, 5.0%, 5/15/2023	1,236,000	1,273,352
“TE”, Class 2764, 5.0%, 10/15/2032	790,000	782,496
“TE”, Series 2780, 5.0%, 1/15/2033	1,150,000	1,143,413

21

	Principal Amount ($)(h)	Value ($)
“CH”, Series 2390, 5.5%, 12/15/2016	200,000	207,407
“GD”, Series 2497, 5.5%, 7/15/2014	554,877	558,146
“MC”, Series 2394, 6.0%, 12/15/2016	1,420,000	1,487,689
“Z”, Series 2173, 6.5%, 7/15/2029	1,008,680	1,058,849
“3A”, Series T-41, 7.5%, 7/25/2032	1,500,674	1,599,815
Federal National Mortgage Association:
“A2”, Series 2003-63, 2.34%, 7/25/2044	232,512	231,929
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,290,000	1,309,210
“A2”, Series 2002-W10, 4.7%, 8/25/2042	6,943	6,937
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	1,569,155	1,572,949
“A2”, Series 2002-60, 4.75%, 2/25/2044	44,895	44,817
“KH”, Series 2003-92, 5.0%, 3/25/2032	790,000	781,363
“MC”, Series 2002-56, 5.5%, 9/25/2017	675,634	695,580
“OG”, Series 2001-69, 5.5%, 12/25/2016	750,000	774,805
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	514,082
“QC”, Series 2002-11, 5.5%, 3/25/2017	290,000	301,546
“MG”, Series 2002-2, 6.0%, 2/25/2017	1,430,000	1,483,965
“PM”, Series 2001-60, 6.0%, 3/25/2030	371,816	376,623
“VD”, Series 2002-56, 6.0%, 4/25/2020	162,737	165,537
“2A”, Series 2003-W8, 7.0%, 10/25/2042	543,500	573,374
“A2”, Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	400,112	423,992
“A2”, Series 2002-T4, 7.0%, 12/25/2041	1,185,609	1,256,372
“ZQ”, Series G92-9, 7.0%, 12/25/2021	340,292	350,405
FHLMC Structured Pass-Through Securities, “1A2”, Series T-59, 7.0%, 10/25/2043	572,716	606,363
Government National Mortgage Association, “KA”, Series 2002-5, 6.0%, 8/16/2026	410,278	412,400

Total Collateralized Mortgage Obligations (Cost $39,290,299)		39,337,859

Municipal Investments 4.2%
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (d)	1,900,000	2,166,532
Illinois, State General Obligation, 4.95%, 6/1/2023	1,025,000	996,003
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	670,000	686,931
Trenton, NJ, Core City General Obligation, School District General Obligation Revenue, 4.7%, 4/1/2013 (d)	745,000	742,683
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	940,000	958,885
Virgin Islands, Port Authority Revenue, Marine Revenue, Series B, 5.08%, 9/1/2013 (d)	1,420,000	1,450,757
Washington, Industrial Development Revenue, Economic Development Financial Authority, CSC Taco LLC Project, Series A, 3.8%, 10/1/2011 (d)	550,000	531,256

Total Municipal Investments (Cost $7,270,612)		7,533,047

Government National Mortgage Association 0.9%
Government National Mortgage Association:
6.0% with various maturities from 1/15/2034 until 6/20/2034	268,912	278,900
6.5%, 11/20/2033	496,935	523,399
7.0%, 9/20/2034	736,905	780,576

Total Government National Mortgage Association (Cost $1,585,321)		1,582,875

US Government Backed 14.8%
US Treasury Bond:
6.0%, 2/15/2026 (e)	3,591,000	4,113,519
7.25%, 5/15/2016 (e)	1,223,000	1,530,852
7.5%, 11/15/2016	1,130,000	1,444,061
US Treasury Note:
1.5%, 3/31/2006 (e)	5,154,000	5,069,845
3.0%, 2/15/2008	700,000	694,285
3.25%, 1/15/2009 (e)	9,553,000	9,470,156
4.25%, 11/15/2013 (e)	1,822,000	1,833,459
5.0%, 2/15/2011	940,000	999,962
5.75%, 8/15/2010	970,000	1,067,948

Total US Government Backed (Cost $26,500,531)		26,224,087

	Shares	Value ($)
Preferred Stocks 0.0%
TNP Enterprises, Inc., 14.5%, “D”, (PIK) (Cost $51,163)	420	48,720

Other Investments 0.0%
Hercules Trust II, (Common Stock Unit) (Cost $70,487)	105,000	88,200

Securities Lending Collateral 13.6%
Daily Assets Fund Institutional, 2.25% (f) (g) (Cost $24,171,724)	24,171,724	24,171,724

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,493,227)	3,493,227	3,493,227

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $199,123,906) (a)	113.4	201,053,436

Other Assets and Liabilities, Net	(13.4)	(23,794,751)

Net Assets	100.0	177,258,685

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.
(a)	The cost for federal income tax purposes was $199,152,730. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,900,706. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,130,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,229,550.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Mortgage dollar rolls included.
(d)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	.4
FSA	Financial Security Assurance	1.2
MBIA	Municipal Bond Investors Assurance	1.3

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $24,128,735, which is 13.6% of total net assets.
(f)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents collateral held in connection with securities lending.
(h)	Principal amount stated in US dollars unless otherwise noted.
(i)	When-issued or forward delivery pools included.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that interest or dividend is paid in kind.

Currency Abbreviation

COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
UYU	Uruguayan Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) for the year ended December 31, 2004, aggregated $187,851,853 and $191,907,506, respectively. Purchases and sales of US Treasury obligations aggregated $188,700,750 and $184,790,282, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $37,038,064 and $37,155,672, respectively.

The accompanying notes are an integral part of the financial statements.

22

Financial Statements

Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value — including $24,128,735 of securities loaned (cost $171,458,955)	$173,388,485
Investment in Daily Assets Fund Institutional (cost $24,171,724)*	24,171,724
Investment in Scudder Cash Management QP Trust (cost $3,493,227)	3,493,227
Total investment in securities, at value (cost $199,123,906)	201,053,436
Foreign currency, at value (cost $404,124)	414,180
Receivable for investments sold	1,309,131
Interest receivable	2,000,586
Receivable for Portfolio shares sold	164,253
Unrealized appreciation on forward foreign currency exchange contracts	257,731
Net receivable on closed forward currency contracts	4,669
Other assets	6,209

Total assets	205,210,195

Liabilities
Due to custodian bank	271,297
Payable for investments purchased	13,982
Payable upon return of securities loaned	24,171,724
Payable for when-issued and forward delivery securities	1,817,192
Payable for investments purchased — mortgage dollar rolls	451,587
Deferred mortgage dollar roll income	407
Payable for Portfolio shares redeemed	17,855
Unrealized depreciation on forward foreign currency exchange contracts	1,057,730
Accrued management fee	70,083
Other accrued expenses and payables	79,653

Total liabilities	27,951,510

Net assets, at value	$177,258,685

Net Assets
Net assets consist of:

Undistributed net investment income	7,130,843
Net unrealized appreciation (depreciation) on:

Investments	1,929,530
Foreign currency related transactions	(754,176)
Accumulated net realized gain (loss)	1,523,294
Paid-in capital	167,429,194

Net assets, at value	$177,258,685

Net Asset Value, offering and redemption price per share ($177,258,685 ÷ 24,873,210 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.13

*	Represents collateral on securities loaned.

23

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Interest	$7,991,148
Interest — Scudder Cash Management QP Trust	105,452
Securities lending income, including income from Daily Assets Fund Institutional	19,908
Dividends	39,163
Mortgage dollar roll income	148,693

Total Income	8,304,364

Expenses:

Management fee	825,230
Custodian fees	35,673
Accounting fees	119,718
Auditing	37,363
Legal	7,128
Trustees’ fees and expenses	8,263
Reports to shareholders	2,772
Other	6,781

Total expenses, before expense reductions	1,042,928

Expense reductions	(3,201)
Total expenses, after expense reductions	1,039,727

Net investment income	7,264,637

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	1,939,057
Foreign currency related transactions	(30,996)

1,908,061

Net unrealized appreciation (depreciation) on:

Investments	653,610
Foreign currency related transactions	(754,176)

(100,566)

Net gain (loss) on investment transactions	1,807,495

Net increase (decrease) in net assets resulting from operations	$9,072,132

The accompanying notes are an integral part of the financial statements.

24

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations:

Net investment income	$7,264,637	$6,917,302
Net realized gain (loss) on investment transactions	1,908,061	5,463,498
Net unrealized appreciation (depreciation) on investment transactions during the period	(100,566)	(3,270,064)
Net increase (decrease) in net assets resulting from operations	9,072,132	9,110,736
Distributions to shareholders from:

Net investment income	(6,665,081)	(7,871,344)
Portfolio share transactions:

Proceeds from shares sold	30,276,293	59,930,372
Reinvestment of distributions	6,665,081	7,871,344
Cost of shares redeemed	(38,484,371)	(57,702,076)
Net increase (decrease) in net assets from Portfolio share transactions	(1,542,997)	10,099,640

Increase (decrease) in net assets	864,054	11,339,032

Net assets at beginning of period	176,394,631	165,055,599

Net assets at end of period (including undistributed net investment income of $7,130,843 and $6,528,461, respectively)	$177,258,685	$176,394,631

Other Information
Shares outstanding at beginning of period	25,068,858	23,649,490
Shares sold	4,299,192	8,565,994
Shares issued to shareholders in reinvestment of distributions	981,603	1,150,780
Shares redeemed	(5,476,443)	(8,297,406)
Net increase (decrease) in Portfolio shares	(195,648)	1,419,368

Shares outstanding at end of period	24,873,210	25,068,858

The accompanying notes are an integral part of the financial statements.

25

Financial Highlights

Bond Portfolio

Years Ended December 31,	2004		2003		2002		2001[a]		2000
Selected Per Share Data
Net asset value, beginning of period	$7.04		$6.98		$6.89		$6.78		$6.49

Income (loss) from investment operations:
Net investment income[b]	.29		.26		.34		.38		.42
Net realized and unrealized gain (loss) on investment transactions	.08		.09		.17		.00	[c]	.23

Total from investment operations	.37		.35		.51		.38		.65

Less distributions from:

Net investment income	(.28)		(.29)		(.42)		(.27)		(.36)

Net asset value, end of period	$7.13		$7.04		$6.98		$6.89		$6.78

Total Return (%)	5.38		5.06		7.66		5.75		10.56

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177		176		165		182		102
Ratio of expenses before expense reductions (%)	.60		.58		.55		.58	[d]	.58
Ratio of expenses after expense reductions (%)	.60		.58		.55		.57	[d]	.58
Ratio of net investment income (%)	4.18		3.78		5.03		5.47		6.55
Portfolio turnover rate (%)	223	[e]	242	[e]	262	[e]	169	[e]	288

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding during the period.
[c]	The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.
[e]	The portfolio turnover rate including mortgage dollar roll transactions was 245%, 286%, 276% and 193% for the years ended December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

26

Performance Summary December 31, 2004

Balanced Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐ Balanced Portfolio — Class A* ☐ S&P 500 Index ☐ LBAB Index ☐ Russell 1000 Growth Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results (as of December 31, 2004)

Balanced Portfolio	1-Year	3-Year	5-Year	10-Year*
Class A
Growth of $10,000	$10,648	$10,665	$9,816	$24,546
Average annual total return	6.48%	2.17%	-.37%	9.40%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$8,902	$31,258
Average annual total return	10.88%	3.59%	-2.30%	12.07%

LBAB Index
Growth of $10,000	$10,434	$11,976	$14,497	$21,038
Average annual total return	4.34%	6.19%	7.71%	7.72%

Russell 1000 Growth Index
Growth of $10,000	$10,630	$9,946	$6,140	$24,994
Average annual total return	6.30%	-.18%	-9.29%	9.59%

The growth of $10,000 is cumulative.

*	Total returns for the 10-year period would have been lower if the Portfolio’s expenses were not maintained.

27

Information About Your Portfolio’s Expenses

Balanced Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

Class A
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,041.90
Expenses Paid per $1,000*	$3.24

Class A
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00
Ending Account Value 12/31/04	$1,022.03
Expenses Paid per $1,000*	$3.21

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Class A
Annualized Expense Ratios
Scudder Variable Series I — Balanced Portfolio	.63%

For more information, please refer to the Portfolio’s prospectus.

28

Management Summary December 31, 2004

Balanced Portfolio

Stocks and bonds both generated positive returns in 2004. In the equity market, strong corporate earnings helped small caps outperform large caps, while value outpaced growth. Bonds produced a higher return than would typically be expected given that the Federal Reserve (the Fed) raised interest rates from 1.00% to 2.25% during the year. Longer-term bonds outperformed shorter-term paper, while corporate issues bested Treasuries. Against this backdrop, the portfolio returned 6.48% (Class A shares, unadjusted for contract charges). Its benchmarks, the S&P 500 Index and Lehman Brothers Aggregate Bond (LBAB) Index, returned 10.88% and 4.34%, respectively.

An overweight in energy, along with good selection within the group, was beneficial. Here, we continue to favor equipment and service companies. In addition, performance was helped significantly by our selections within health care, where we have emphasized biotechnology and medical equipment companies while maintaining an underweight in the weak pharmaceuticals industry. In fixed income, positions in corporates, international bonds and asset-backed securities added value amid an environment in which investors were thirsty for yield.

In the equity portion of the portfolio, weak stock selection and an overweight in information technology made the largest negative contribution to performance during the year. Our current positioning within technology emphasizes consistent earners over cyclical companies, reflecting our view that industry profit growth is likely to slow. Selections within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted. Looking ahead, we will continue to focus on higher-quality growth stocks and fundamentally sound, reasonably valued fixed-income securities.

Julie M. Van Cleave Thomas F. Sassi J. Christopher Gagnier

Andrew P. Cestone Arnim S. Holzer Brett Diment

Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

29

Portfolio Summary

Balanced Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks	60%	62%
Fixed Income Holdings	37%	35%
Cash Equivalents	3%	3%

	100%	100%

Fixed Income Holdings (As a Percentage of Long Term Fixed Income Holdings)

	12/31/04	12/31/03
Diversification
Corporate Bonds	30%	24%
Collateralized Mortgage Obligations	17%	24%
Foreign Bonds — US$ Denominated	14%	7%
US Government Backed	11%	10%
Asset Backed	7%	11%
Commercial and Non-Agency Mortgage-Backed Securities	6%	—
Municipal Investments	5%	5%
US Government Agency Sponsored Pass-Throughs	5%	18%
Government National Mortgage Association	3%	1%
Foreign Bonds — Non US$ Denominated	2%	—

	100%	100%

Quality

	12/31/04	12/31/03
US Government Backed and US Government Sponsored Agencies	36%	42%
AAA*	36%	29%
AA	4%	4%
A	9%	12%
BBB	15%	13%

	100%	100%

Weighted Average Quality	AA	AAA +

Equity Holdings (As a Percentage of Equity Holdings)

	12/31/04	12/31/03
Sector Diversification
Financials	19%	11%
Information Technology	18%	26%
Health Care	16%	22%
Consumer Discretionary	12%	14%
Industrials	11%	7%
Consumer Staples	9%	11%
Energy	9%	7%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—

	100%	100%

*	Category includes cash equivalents.

Asset allocation, quality and holdings are subject to change.

The quality ratings represent the lower of Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s credit quality does not remove market risk.

For more complete details about the Portfolios’s investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

30

Investment Portfolio as of December 31, 2004

Balanced Portfolio

	Shares	Value ($)
Common Stocks 59.8%

Consumer Discretionary 7.2%

Auto Components 0.1%
Goodyear Tire & Rubber Co.*	5,500	80,630
Tenneco Automotive, Inc.,*	2,800	48,272

		128,902

Automobiles 0.5%
Harley-Davidson, Inc.	8,700	528,525
Monaco Coach Corp.	3,300	67,881

		596,406

Hotels Restaurants & Leisure 1.1%
Alliance Gaming Corp.*	5,600	77,336
Ameristar Casinos, Inc.	1,500	64,665
California Pizza Kitchen, Inc.*	3,100	71,300
CEC Entertainment, Inc.*	2,400	95,928
International Game Technology	10,500	360,990
Jack in the Box, Inc.*	200	7,374
McDonald’s Corp.	12,000	384,720
YUM! Brands, Inc.	8,000	377,440

		1,439,753

Household Durables 0.1%
American Woodmark Corp.	500	21,840
Fortune Brands, Inc.	1,500	115,770

		137,610

Internet & Catalog Retail 0.3%
eBay, Inc.*	3,300	383,724

Leisure Equipment & Products 0.0%
Arctic Cat, Inc.	2,200	58,344
RC2 Corp.*	100	3,260

		61,604

Media 1.3%
Comcast Corp., “A”*	9,100	298,844
McGraw-Hill Companies, Inc.	4,900	448,546
Mediacom Communications Corp., “A”*	7,700	48,125
Omnicom Group, Inc.	5,700	480,624
Reader’s Digest Association, Inc.	3,200	44,512
Salem Communications Corp., “A”*	1,200	29,940
Viacom, Inc., “B”	8,270	300,945

		1,651,536

Multiline Retail 1.5%
Family Dollar Stores, Inc.	19,300	602,739
Kirkland’s, Inc.*	2,400	29,496
Kohl’s Corp.*	3,100	152,427
May Department Stores Co.	16,400	482,160
Target Corp.	13,600	706,248

		1,973,070

Specialty Retail 2.3%
Aeropostale, Inc.*	1,900	55,917
Bed Bath & Beyond, Inc.*	2,700	107,541
Cato Corp., “A”	3,000	86,460
Charlotte Russe Holding, Inc.*	4,400	44,440
Charming Shoppes, Inc.*	7,400	69,338
Home Depot, Inc.	2,300	98,302
Limited Brands	19,800	455,796
Lowe’s Companies, Inc.	17,600	1,013,584
Sherwin-Williams Co.	11,800	526,634
Stage Stores, Inc.*	1,500	62,280
Staples, Inc.	7,100	239,341
Stein Mart, Inc.*	3,700	63,122
Too, Inc.*	3,000	73,380
Trans World Entertainment Corp.*	4,200	52,374

		2,948,509

Textiles, Apparel & Luxury Goods 0.1%
Guess?, Inc.*	4,000	50,200
Skechers USA, Inc., “A”*	4,700	60,912

		111,112

Consumer Staples 5.0%

Beverages 0.6%
Boston Beer Co., Inc., “A”*	2,400	51,048
PepsiCo, Inc.	14,360	749,592

		800,640

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	3,100	56,265
Nash-Finch Co.	1,300	49,088
Pantry, Inc.*	2,600	78,234
Wal-Mart Stores, Inc.	17,600	929,632
Walgreen Co.	9,800	376,026

		1,489,245

Food Products 1.9%
ConAgra Foods, Inc.	19,900	586,055
Dean Foods Co.*	2,500	82,375
General Mills, Inc.	14,800	735,708
Hershey Foods Corp.	4,300	238,822
Kellogg Co.	5,800	259,028
Lance, Inc.	800	15,224
Sara Lee Corp.	24,200	584,188

		2,501,400

Household Products 1.3%
Colgate-Palmolive Co.	5,100	260,916
Kimberly-Clark Corp.	10,800	710,748
Procter & Gamble Co.	13,100	721,548

		1,693,212

Personal Products 0.1%
Elizabeth Arden, Inc.*	2,500	59,350

Energy 5.1%

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	9,000	384,030
Cal Dive International, Inc.*	2,100	85,575
Nabors Industries Ltd.*	7,300	374,417
Schlumberger Ltd.	6,600	441,870
Transocean, Inc.*	4,300	182,277

		1,468,169

Oil & Gas 4.0%
BP PLC, (ADR)	6,900	402,960
Burlington Resources, Inc.	9,200	400,200

31

	Shares	Value ($)
Callon Petroleum Co.*	3,300	47,718
ChevronTexaco Corp.	9,200	483,092
Cimarex Energy Co.*	2,000	75,800
Comstock Resources, Inc.*	3,700	81,585
ConocoPhillips	9,000	781,470
Devon Energy Corp.	11,000	428,120
EOG Resources, Inc.	5,600	399,616
ExxonMobil Corp.	19,800	1,014,948
Houston Exploration Co.*	1,700	95,727
Overseas Shipholding Group, Inc.	1,600	88,320
Remington Oil & Gas Corp.*	3,200	87,200
Royal Dutch Petroleum Co., (NY Shares)	9,000	516,420
Southwestern Energy Co.*	1,300	65,897
Tesoro Petroleum Corp.*	2,300	73,278
Vintage Petroleum, Inc.	3,500	79,415
Whiting Petroleum Corp.*	2,900	87,725

		5,209,491

Financials 11.6%

Banks 4.9%
AmSouth Bancorp.	12,800	331,520
Bank of America Corp.	34,800	1,635,252
Banner Corp.	2,900	90,451
BB&T Corp.	9,000	378,450
CVB Financial Corp.	3,900	103,584
Fidelity Bancshares, Inc.	600	25,656
First BanCorp.	1,800	114,318
First Community Bancorp.	200	8,540
FirstFed Financial Corp.*	2,000	103,740
Frontier Financial Corp.	300	11,583
Hanmi Financial Corp.	2,300	82,662
Harbor Florida Bancshares, Inc.	2,300	79,603
Integra Bank Corp.	400	9,244
National City Corp.	10,800	405,540
PNC Financial Services Group	14,300	821,392
Provident Bankshares Corp.	600	21,822
Republic Bancorp., Inc.	6,700	102,376
Silicon Valley Bancshares*	2,300	103,086
Sterling Bancshares, Inc.	4,500	64,215
Sterling Financial Corp.*	2,500	98,150
SunTrust Banks, Inc.	5,400	398,952
TierOne Corp.	1,600	39,760
Trustmark Corp.	1,200	37,284
US Bancorp.	17,800	557,496
Wachovia Corp.	12,900	678,540
WesBanco, Inc.	1,400	44,758
Westamerica Bancorp.	400	23,324

		6,371,298

Capital Markets 1.3%
Bear Stearns Companies, Inc.	4,300	439,933
Goldman Sachs Group, Inc.	1,600	166,464
Investment Technology Group, Inc.*	3,500	70,000
Lehman Brothers Holdings, Inc.	2,100	183,708
Merrill Lynch & Co., Inc.	9,300	555,861
Morgan Stanley	5,600	310,912

		1,726,878

Consumer Finance 0.6%
American Express Co.	12,800	721,536

Diversified Financial Services 2.8%
Accredited Home Lenders Holding Co.*	1,600	79,488
Citigroup, Inc.	36,733	1,769,796
Fannie Mae	6,500	462,865
Freddie Mac	6,100	449,570
JPMorgan Chase & Co.	23,800	928,438

		3,690,157

Insurance 1.3%
AFLAC, Inc.	7,900	314,736
Allstate Corp.	9,800	506,856
American International Group, Inc.	11,310	742,728
Commerce Group, Inc.	1,000	61,040
LandAmerica Financial Group, Inc.	400	21,572
Navigators Group, Inc.*	900	27,099
Zenith National Insurance Corp.	1,300	64,792

		1,738,823

Real Estate 0.7%
American Financial Realty Trust (REIT)	3,000	48,540
Amli Residential Properties Trust (REIT)	1,100	35,200
CarrrAmerica Realty Corp. (REIT)	1,400	46,200
Colonial Properties Trust (REIT)	100	3,927
Commercial Net Lease Realty (REIT)	1,900	39,140
Corporate Office Properties Trust, Inc. (REIT)	1,300	38,155
Cousins Properties, Inc. (REIT)	1,100	33,297
EastGroup Properties, Inc. (REIT)	400	15,328
Essex Property Trust, Inc. (REIT)	600	50,280
FelCor Lodging Trust, Inc. (REIT)*	2,700	39,555
Gables Residential Trust (REIT)	1,000	35,790
Glenborough Realty Trust, Inc. (REIT)	400	8,512
Glimcher Realty Trust (REIT)	600	16,626
Healthcare Realty Trust, Inc. (REIT)	1,200	48,840
Heritage Property Investment Trust (REIT)	1,100	35,299
Highwoods Properties, Inc. (REIT)	1,600	44,320
Kilroy Realty Corp. (REIT)	600	25,650
Lexington Corporate Properties Trust (REIT)	1,700	38,386
Nationwide Health Properties, Inc. (REIT)	1,900	45,125
Newcastle Investment Corp. (REIT)	1,200	38,136
Novastar Financial, Inc. (REIT)	600	29,700
Parkway Properties, Inc. (REIT)	500	25,375
Senior Housing Properties Trust (REIT)	2,000	37,880
Sun Communities, Inc. (REIT)	800	32,200
Trammell Crow Co.*	1,900	34,409
Washington Real Estate Investment Trust (REIT)	1,300	44,031

		889,901

32

	Shares	Value ($)
Health Care 9.8%

Biotechnology 1.4%
Amgen, Inc.*	2,800	179,620
Biogen Idec, Inc.*	4,900	326,389
deCODE genetics, Inc.*	800	6,248
Enzon Pharmaceuticals, Inc.*	4,000	54,880
Genentech, Inc.*	14,000	762,160
Gilead Sciences, Inc.*	12,400	433,876
Regeneron Pharmaceuticals, Inc.*	4,300	39,603
Third Wave Technologies*	4,900	42,140

		1,844,916

Health Care Equipment & Supplies 2.4%
Align Technology, Inc.*	3,900	41,925
Baxter International, Inc.	31,000	1,070,740
Biosite, Inc.*	1,000	61,540
Boston Scientific Corp.*	8,800	312,840
C.R. Bard, Inc.	3,500	223,930
Haemonetics Corp.*	2,300	83,283
Hospira, Inc.*	1,320	44,220
Medtronic, Inc.	8,900	442,063
Palomar Medical Technologies, Inc.*	800	20,856
PolyMedica Corp.	1,700	63,393
VISX, Inc.*	715	18,497
Waters Corp.*	3,600	168,444
Zimmer Holdings, Inc.*	7,200	576,864

		3,128,595

Health Care Providers & Services 1.2%
Amedisys, Inc., “L”*	2,100	68,019
Centene Corp.*	2,800	79,380
Cerner Corp.*	1,300	69,121
Chemed Corp.	1,200	80,532
IDX Systems Corp.*	2,000	68,920
Lifeline Systems, Inc.*	800	20,608
MedCath Corp.*	3,000	73,920
Merge Technologies, Inc.*	2,400	53,400
Option Care, Inc.	3,300	56,727
PDI, Inc.*	1,500	33,420
RehabCare Group, Inc.*	1,000	27,990
Res-Care, Inc.*	4,100	62,402
SFBC International, Inc.*	1,600	63,200
UnitedHealth Group, Inc.	9,400	827,482

		1,585,121

Pharmaceuticals 4.7%
Abbott Laboratories	25,800	1,203,570
Alpharma, Inc., “A”	3,400	57,630
Bristol-Myers Squibb Co.	32,300	827,526
Connetics Corp.*	2,600	63,154
Eli Lilly & Co.	4,100	232,675
First Horizon Pharmaceutical Corp.*	1,600	36,624
Johnson & Johnson	25,616	1,624,567
Kos Pharmaceuticals, Inc.*	1,100	41,404
Noven Pharmaceuticals, Inc.*	2,500	42,650
Perrigo Co.	4,100	70,807
Pfizer, Inc.	45,150	1,214,083
Pharmion Corp.*	600	25,326
POZEN, Inc.*	4,900	35,623
Rigel Pharmaceuticals, Inc.*	900	21,978
United Therapeutics Corp.*	1,400	63,210
Valeant Pharmaceuticals International	2,700	71,145
Wyeth	13,100	557,929

		6,189,901

33

	Shares	Value ($)
Industrials 6.7%

Aerospace & Defense 1.2%
HEICO Corp.	3,400	76,806
Honeywell International, Inc.	23,500	832,135
United Technologies Corp.	6,800	702,780

		1,611,721

Air Freight & Logistics 0.3%
FedEx Corp.	4,500	443,205

Airlines 0.1%
America West Holdings Corp., “B”*	7,800	51,324
Frontier Airlines, Inc.*	3,800	43,358

		94,682

Commercial Services & Supplies 1.2%
Avery Dennison Corp.	7,700	461,769
Brady Corp. “A”	1,500	93,855
Coinstar, Inc.*	2,400	64,392
Duratek, Inc.*	3,000	74,730
Euronet Worldwide, Inc.*	2,200	57,244
Heidrick & Struggles International, Inc.*	800	27,416
Navigant Consulting, Inc.*	2,700	71,820
NCO Group, Inc.*	2,700	69,795
NuCo2, Inc.*	3,000	66,570
Pitney Bowes, Inc.	9,700	448,916
Stewart Enterprises, Inc. “A”*	8,300	58,017
TeleTech Holdings, Inc.*	5,100	49,419
Ventiv Health, Inc.*	2,000	40,640

		1,584,583

Construction & Engineering 0.1%
Dycom Industries, Inc.*	2,500	76,300
Perini Corp.*	4,000	66,760

		143,060

Electrical Equipment 0.5%
Artesyn Technologies, Inc.*	4,600	51,980
Emerson Electric Co.	7,600	532,760

		584,740

Industrial Conglomerates 2.5%
3M Co.	3,500	287,245
General Electric Co.	65,600	2,394,400
Textron, Inc.	8,000	590,400

		3,272,045

Machinery 0.5%
Actuant Corp. “A”*	700	36,505
Astec Industries, Inc.*	3,500	60,235
Caterpillar, Inc.	2,000	195,020
Kennametal, Inc.	2,100	104,517
Sauer-Danfoss, Inc.	2,500	54,525
Terex Corp.*	2,000	95,300
The Manitowoc Co., Inc.	2,100	79,065
Wabash National Corp.*	2,300	61,939

		687,106

Marine 0.1%
Kirby Corp.*	2,300	102,074

34

	Shares	Value ($)
Road & Rail 0.1%
Knight Transportation, Inc.	3,300	81,840
Old Dominion Freight Line, Inc.*	1,800	62,640

		144,480

Trading Companies & Distributors 0.1%
United Rentals, Inc.*	3,200	60,480
WESCO International, Inc.*	2,100	62,244

		122,724

Information Technology 11.0%

Communications Equipment 1.3%
Aspect Communications Corp.*	3,200	35,648
Belden CDT, Inc.	1,800	41,760
Cisco Systems, Inc.*	28,800	555,840
CommScope, Inc.*	2,200	41,580
Ditech Communications Corp.*	900	13,455
Nokia Oyj, (ADR)	36,200	567,254
QUALCOMM, Inc.	11,800	500,320

		1,755,857

Computers & Peripherals 2.3%
Dell, Inc.*	7,000	294,980
EMC Corp.*	41,200	612,644
Hewlett-Packard Co.	27,700	580,869
Intergraph Corp.*	2,200	59,246
International Business Machines Corp.	13,500	1,330,830
PalmOne, Inc.*	1,300	41,015
Tyler Technologies, Inc.*	2,900	24,244

		2,943,828

Electronic Equipment & Instruments 0.3%
Agilysys, Inc.	3,100	53,134
BEI Technologies, Inc.	1,800	55,584
LeCroy Corp.*	2,900	67,686
Rofin-Sinar Technologies, Inc.*	1,700	72,165
X-Rite, Inc.	4,600	73,646

		322,215

Internet Software & Services 0.2%
Digital River, Inc.*	1,100	45,771
DoubleClick, Inc.*	4,800	37,344
EarthLink, Inc.*	3,500	40,320
eSPEED, Inc. “A”*	2,900	35,873
F5 Networks, Inc.*	1,000	48,720
InfoSpace, Inc.*	800	38,040
Openwave Systems, Inc.*	2,700	41,742

		287,810

IT Consulting & Services 1.2%
Accenture Ltd., “A”*	11,600	313,200
Automatic Data Processing, Inc.	14,200	629,770
CSG Systems International, Inc.*	3,200	59,840
Fiserv, Inc.*	10,800	434,052
Paychex, Inc.	4,400	149,952
Sapient Corp.*	3,700	29,267

		1,616,081

Office Electronics 0.0%
CompX International, Inc.	300	4,959

35

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.7%
ADE Corp.*	2,000	37,440
Applied Materials, Inc.*	28,600	489,060
Diodes, Inc.*	2,200	49,786
Integrated Device Technology, Inc.*	4,500	52,020
Intel Corp.	64,200	1,501,638
Kulicke & Soffa Industries, Inc.*	4,200	36,204
Linear Technology Corp.	9,600	372,096
Micrel, Inc.*	4,100	45,182
Microsemi Corp.*	3,200	55,552
OmniVision Technologies, Inc.*	2,400	44,040
Photronics, Inc.*	2,600	42,900
Silicon Image, Inc.*	3,000	49,380
Siliconix, Inc.*	1,100	40,139
Standard Microsystems Corp.*	2,300	41,009
Texas Instruments, Inc.	28,100	691,822

		3,548,268

Software 3.0%
Adobe Systems, Inc.	1,700	106,658
Ansoft Corp.*	2,700	54,540
Aspen Technology, Inc.*	1,200	7,452
Borland Software Corp.*	1,300	15,184
Electronic Arts, Inc.*	8,100	499,608
Embarcadero Technologies, Inc.*	4,900	46,109
Epicor Software Corp.*	3,600	50,724
EPIQ Systems, Inc.*	3,600	52,704
Internet Security Systems, Inc.*	1,600	37,200
Interwoven, Inc.*	2,100	22,848
Intuit, Inc.*	4,800	211,248
Kronos, Inc.*	1,500	76,695
Macrovision Corp.*	2,400	61,728
Microsoft Corp.	73,400	1,960,514
Oracle Corp.*	20,300	278,516
SeaChange International, Inc.*	2,400	41,856
Sonic Solutions*	1,300	29,172
SS&C Technologies, Inc.	2,200	45,430
Symantec Corp.*	11,400	293,664

		3,891,850

Materials 2.5%

Chemicals 1.2%
Air Products & Chemicals, Inc.	9,600	556,512
Compass Minerals International, Inc.	3,300	79,959
Dow Chemical Co.	5,800	287,158
Ecolab, Inc.	8,100	284,553
FMC Corp.*	2,000	96,600
Georgia Gulf Corp.	1,800	89,640
Octel Corp.	3,200	66,592
Terra Industries, Inc.*	6,700	59,496
W.R. Grace & Co.*	3,600	48,996

		1,569,506

Containers & Packaging 0.5%
Crown Holdings, Inc.*	2,800	38,472
Silgan Holdings, Inc.	1,300	79,248
Sonoco Products Co.	15,900	471,435

		589,155

Metals & Mining 0.7%
Alcoa, Inc.	19,000	596,980
Century Aluminum Co.*	2,400	63,024
Hecla Mining Co.*	6,800	39,644
Oregon Steel Mills, Inc.*	3,200	64,928
Quanex Corp.	1,400	95,998
Steel Dynamics, Inc.	1,600	60,608

		921,182

Paper & Forest Products 0.1%
Potlatch Corp.	2,200	111,276

Telecommunication Services 0.5%

Diversified Telecommunication Services 0.4%
CT Communications, Inc.	2,400	29,520
General Communication, Inc. “A”*	5,000	55,200
PTEK Holdings, Inc.*	4,700	50,337
SBC Communications, Inc.	12,200	314,394
Verizon Communications, Inc.	2,900	117,479

		566,930

Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	2,900	36,163
Centennial Communications Corp.*	5,200	41,236

		77,399

Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	4,000	101,160
Progress Energy, Inc.	5,800	262,392

		363,552

Multi-Utilities 0.1%
Energen Corp.	2,100	123,795

Total Common Stocks (Cost $64,369,289)		78,024,942

Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1, 7.561%	165,000	169,744
Paxson Communications Corp., 14.25%, (PIK)	5	36,750

Total Preferred Stocks (Cost $202,813)		206,494

36

	Principal Amount ($) (h)	Value ($)
Corporate Bonds 11.1%

Consumer Discretionary 1.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	30,000	29,850
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	35,000	35,394
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	35,000	33,863
Auburn Hills Trust, 12.375%, 5/1/2020	48,000	75,286
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	30,225
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	20,000	21,200
Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	10,350
Charter Communications Holdings LLC, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	75,000	55,125
9.625%, 11/15/2009	65,000	57,037
10.25%, 9/15/2010	100,000	106,000
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	100,000	123,310
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	175,219
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	14,963
Dex Media East LLC/Financial, 12.125%, 11/15/2012	115,000	140,156
DIMON, Inc., Series B, 9.625%, 10/15/2011	60,000	65,700
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	10,000	10,400
Series D, 9.0%, 5/1/2009	15,000	14,850
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	25,000	25,313
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	16,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	44,156
General Motors Corp.:
8.25%, 7/15/2023	30,000	31,250
8.375%, 7/15/2033	15,000	15,541
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	30,000	25,200
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	25,000	18,844
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	6,461	6,137
Jacobs Entertainment Co., 11.875%, 2/1/2009	60,000	67,800
Levi Strauss & Co., 7.0%, 11/1/2006	25,000	26,250
Mediacom LLC, 9.5%, 1/15/2013	60,000	60,225
MGM MIRAGE:
8.375%, 2/1/2011	55,000	62,012
9.75%, 6/1/2007	10,000	11,100
Mothers Work, Inc., 11.25%, 8/1/2010	15,000	14,550
NCL Corp., 144A, 10.625%, 7/15/2014	40,000	40,000
Paxson Communications Corp., 10.75%, 7/15/2008	25,000	26,250
PEI Holding, Inc., 11.0%, 3/15/2010	35,000	40,775
Petro Stopping Centers, 9.0%, 2/15/2012	50,000	52,875
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	10,000	10,825
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	45,000	47,700
8.875%, 5/15/2011	30,000	31,725
Restaurant Co., 11.25%, 5/15/2008	37,640	38,110
Schuler Homes, Inc., 10.5%, 7/15/2011	35,000	39,813
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	35,000	21,350
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	115,000	125,206
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	47,981
Toys “R” Us, Inc., 7.375%, 10/15/2018	85,000	78,625

37

	Principal Amount ($) (h)	Value ($)
True Temper Sports, Inc., 8.375%, 9/15/2011	20,000	18,600
Trump Holdings & Funding, 11.625%, 3/15/2010*	25,000	27,063
TRW Automotive, Inc., 11.0%, 2/15/2013	40,000	48,200
United Auto Group, Inc., 9.625%, 3/15/2012	30,000	33,150
Venetian Casino Resort LLC, 11.0%, 6/15/2010	30,000	34,238
VICORP Restaurants, Inc., 10.5%, 4/15/2011	20,000	20,100
Visteon Corp., 7.0%, 3/10/2014	60,000	57,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	25,000	26,625
Williams Scotsman, Inc., 9.875%, 6/1/2007	55,000	55,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	25,000	24,875
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	65,000	64,350
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	35,000	35,700
Young Broadcasting, Inc., 8.75%, 1/15/2014	40,000	40,300

		2,510,542

Consumer Staples 0.2%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	15,000	15,263
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	15,000	15,225
144A, 9.75%, 8/1/2011	35,000	31,850
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	15,000	6,150
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	45,000	42,862
Revlon Consumer Products Corp., 9.0%, 11/1/2006	30,000	29,700
Standard Commercial Corp., 8.0%, 4/15/2012	15,000	15,413
Swift & Co., 12.5%, 1/1/2010	30,000	33,900

		190,363

Energy 0.8%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	120,000	142,631
Chesapeake Energy Corp.:
6.875%, 1/15/2016	15,000	15,713
9.0%, 8/15/2012	35,000	39,987
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	10,000	9,950
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	10,000	9,625
7.125%, 5/15/2018	35,000	31,194
7.625%, 10/15/2026	10,000	8,687
144A, 9.875%, 7/15/2010	40,000	44,700
Edison Mission Energy, 7.73%, 6/15/2009	100,000	107,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	36,663
Enterprise Products Operating LP, 7.5%, 2/1/2011	164,000	185,942
Mission Resources Corp., 9.875%, 4/1/2011	30,000	32,025
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	40,000	40,600
Pemex Project Funding Master Trust, 144A, 3.79%**, 6/15/2010	165,000	169,290
Southern Natural Gas, 8.875%, 3/15/2010	15,000	16,800
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	20,000	19,950
8.25%, 12/15/2011	45,000	48,600
Williams Cos., Inc.:
8.125%, 3/15/2012	45,000	51,975
8.75%, 3/15/2032	20,000	22,975

		1,034,807

Financials 3.5%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	30,000	20,175
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	50,000	52,125
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	301,028
AmeriCredit Corp., 9.25%, 5/1/2009	10,000	10,725
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	10,000	10,300
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009	410,000	421,531
144A, Series 3-3, 8.0%, 12/29/2009	850,000	871,781
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	50,000	53,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	58,978
FINOVA Group, Inc., 7.5%, 11/15/2009	281,050	137,714
Ford Motor Credit Co.:
5.8%, 1/12/2009	197,000	201,362
6.875%, 2/1/2006	160,000	164,832
General Motors Acceptance Corp., 6.75%, 1/15/2006	930,000	954,068
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	155,000	153,378
JPMorgan Chase & Co., 5.125%, 9/15/2014	115,000	115,754
LNR Property Corp., 7.625%, 7/15/2013	15,000	17,025
Poster Financial Group, Inc., 8.75%, 12/1/2011	35,000	35,962
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	30,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	30,000	24,900
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	15,000	17,813
Radnor Holdings Corp., 11.0%, 3/15/2010	20,000	17,150
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	345,000	338,821
Republic New York Corp., 5.875%, 10/15/2008	195,000	207,554
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	35,000	30,713
UGS Corp., 144A, 10.0%, 6/1/2012	25,000	28,438

38

	Principal Amount ($) (h)	Value ($)
Universal City Development, 11.75%, 4/1/2010	20,000	23,625
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	15,000	15,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	15,000	15,450
Wells Fargo & Co., 4.2%, 1/15/2010	236,000	236,959

		4,567,511

Health Care 0.2%
AmeriPath, Inc., 10.5%, 4/1/2013	20,000	21,250
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	30,000	30,150
Curative Health Services, Inc., 10.75%, 5/1/2011	20,000	17,900
Encore Medical Corp., 144A, 9.75%, 10/1/2012	20,000	20,200
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	30,000	30,975
HEALTHSOUTH Corp., 10.75%, 10/1/2008	45,000	47,475
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	10,000	10,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	20,000	20,200
Interactive Health LLC, 144A, 7.25%, 4/1/2011	20,000	17,400
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	102,025

		317,825

Industrials 1.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	30,000	32,850
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	25,000	26,125
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	120,000	112,800
AMI Semiconductor, Inc., 10.75%, 2/1/2013	10,000	11,750
Avondale Mills, Inc., 144A, 9.00%, 7/1/2012	10,000	9,000
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	194,549	211,170
Browning-Ferris Industries, 7.4%, 9/15/2035	15,000	13,125
Cenveo Corp., 7.875%, 12/1/2013	35,000	32,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	55,000	59,125
Collins & Aikman Products, 10.75%, 12/31/2011	35,000	35,700
Continental Airlines, Inc., “B”, 8.0%, 12/15/2005	25,000	24,375
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	42,750
Corrections Corp. of America, 9.875%, 5/1/2009	30,000	33,300
Dana Corp., 7.0%, 3/1/2029	40,000	39,900
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	10,000
Erico International Corp., 8.875%, 3/1/2012	25,000	26,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	10,000	7,575
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	40,000	39,600
Interface, Inc., 10.375%, 2/1/2010	10,000	11,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	45,000	50,850
Kansas City Southern, 7.5%, 6/15/2009	95,000	99,750
Kinetek, Inc., Series D, 10.75%, 11/15/2006	55,000	53,762
Laidlaw International, Inc., 10.75%, 6/15/2011	10,000	11,675
Millennium America, Inc.:
7.625%, 11/15/2026	55,000	54,175
9.25%, 6/15/2008	40,000	45,500
Remington Arms Co., Inc., 10.5%, 2/1/2011	25,000	24,125
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	30,000	30,000
Ship Finance International Ltd., 8.5%, 12/15/2013	35,000	36,050
SPX Corp.:
6.25%, 6/15/2011	15,000	15,825
7.5%, 1/1/2013	40,000	43,400
Technical Olympic USA, Inc., 10.375%, 7/1/2012	30,000	33,600
Texas Genco LLC, 144A, 6.875%, 12/15/2014	35,000	36,181
United Rentals North America, Inc.:
6.5%, 2/15/2012	30,000	29,250
7.0%, 2/15/2014	25,000	23,375
7.75%, 11/15/2013	15,000	14,700

		1,381,663

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	30,000	32,250
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	20,350
Lucent Technologies, Inc., 6.45%, 3/15/2029	85,000	76,925
Spheris, Inc., 144A, 11.0%, 12/15/2012	15,000	15,375

		144,900

Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	30,000	24,000
ARCO Chemical Co., 9.8%, 2/1/2020	145,000	165,300
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	80,000	57,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	30,000	32,550
Constar International, Inc., 11.0%, 12/1/2012	35,000	36,313
Dayton Superior Corp.:
10.75%, 9/15/2008	30,000	32,100
13.0%, 6/15/2009	70,000	72,800
Georgia-Pacific Corp.:
8.0%, 1/15/2024	75,000	87,000
9.375%, 2/1/2013	35,000	40,775
Hercules, Inc.:
6.75%, 10/15/2029	25,000	25,812
11.125%, 11/15/2007	15,000	17,850
Huntsman International LLC, 144A, 7.375%, 1/1/2015	15,000	15,038
Huntsman LLC, 11.625%, 10/15/2010	40,000	47,300

39

	Principal Amount ($) (h)	Value ($)
Intermet Corp., 9.75%, 6/15/2009*	10,000	4,900
International Steel Group, Inc., 6.5%, 4/15/2014	60,000	64,350
MMI Products, Inc., Series B, 11.25%, 4/15/2007	25,000	25,375
Neenah Corp., 144A, 11.0%, 9/30/2010	50,000	55,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	40,000	45,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013	10,000	11,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	10,000	6,300
Pliant Corp., 11.125%, 9/1/2009	35,000	38,150
Portola Packaging, Inc., 8.25%, 2/1/2012	25,000	19,750
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	50,000	69,916
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	20,000	20,600
TriMas Corp., 9.875%, 6/15/2012	75,000	79,500
United States Steel LLC:
9.75%, 5/15/2010	10,000	11,400
10.75%, 8/1/2008	30,000	35,325

		1,141,254

Telecommunication Services 1.2%
American Cellular Corp., Series B, 10.0%, 8/1/2011	100,000	85,750
American Tower Corp., 144A, 7.125%, 10/15/2012	15,000	15,338
AT&T Corp.:
9.05%, 11/15/2011	35,000	40,294
9.75%, 11/15/2031	35,000	41,781
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	170,000	180,619
BellSouth Corp., 5.2%, 9/15/2014	125,000	127,403
Cincinnati Bell, Inc., 8.375%, 1/15/2014	120,000	121,500
Dobson Communications Corp., 8.875%, 10/1/2013	35,000	24,588
GCI, Inc., 7.25%, 2/15/2014	25,000	25,000
LCI International, Inc., 7.25%, 6/15/2007	45,000	43,762
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	20,000	18,100
MCI, Inc., 8.735%, 5/1/2014	115,000	123,625
Nextel Communications, Inc., 5.95%, 3/15/2014	20,000	20,700
Nextel Partners, Inc., 8.125%, 7/1/2011	25,000	27,750
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	72,556
Qwest Corp., 7.25%, 9/15/2025	135,000	131,287
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	15,000	18,037
144A, 14.0%, 12/15/2014	85,000	107,525
Rural Cellular Corp., 9.875%, 2/1/2010	25,000	25,438
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	8,425
SBC Communications, Inc., 4.125%, 9/15/2009	265,000	264,516
Triton PCS, Inc., 8.5%, 6/1/2013	10,000	9,650
Ubiquitel Operating Co., 9.875%, 3/1/2011	10,000	11,225
US Unwired, Inc., Series B, 10.0%, 6/15/2012	35,000	39,463
Western Wireless Corp., 9.25%, 7/15/2013	10,000	10,875

		1,595,207

Utilities 1.2%
Calpine Corp.:
8.25%, 8/15/2005 (d)	27,000	27,270
144A, 8.5%, 7/15/2010	45,000	38,587
Consumers Energy Co., Series F, 4.0%, 5/15/2010	345,000	338,862
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	180,000	183,903
DPL, Inc., 6.875%, 9/1/2011	60,000	65,528
Midwest Generation LLC, 8.75%, 5/1/2034	15,000	17,025
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	105,000	114,450
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	210,000	225,935
Progress Energy, Inc., 6.75%, 3/1/2006	220,000	228,284
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	30,000	34,238
10.0%, 10/1/2009	35,000	41,387
Xcel Energy, Inc., 7.0%, 12/1/2010	245,000	276,171

		1,591,640

Total Corporate Bonds (Cost $14,342,213)		14,475,712

Foreign Bonds — US$ Denominated 5.2%

Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	20,000	21,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	50,000	56,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	45,000	51,750
Shaw Communications, Inc., 8.25%, 4/11/2010	100,000	113,750
Vicap SA, 11.375%, 5/15/2007	10,000	10,125
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	15,563
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	35,000	33,862

		302,550

Consumer Staples 0.0%
Burns Philip Capital Property, Ltd., 10.75%, 2/15/2011	30,000	33,750
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	10,000	10,450

		44,200

Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	118,000
Luscar Coal Ltd., 9.75%, 10/15/2011	10,000	11,350
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	90,000	113,400

40

	Principal Amount ($) (h)	Value ($)
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	125,000	142,500
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	30,000	29,400

		414,650

Financials 1.4%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	50,000	59,569
8.75%, 6/15/2030	239,000	315,589
Eircom Funding, 8.25%, 8/15/2013	30,000	33,150
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	230,000	230,671
Mizuho Financial Group, 8.375%, 12/29/2049	350,000	383,565
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	31,763
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	250,000	245,544
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	40,000	39,562
144A, 5.125%, 11/15/2014	460,000	457,790

		1,797,203

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	20,000	20,700
Elan Financial PLC, 144A, 7.75%, 11/15/2011	10,000	10,650

		31,350

Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	35,000	40,381
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	25,000	26,625
12.5%, 6/15/2012	15,000	17,512
LeGrand SA, 8.5%, 2/15/2025	20,000	23,600
Stena AB:
144A, 7.0%, 12/1/2016	10,000	9,900
9.625%, 12/1/2012	20,000	22,600
Tyco International Group SA:
6.875%, 1/15/2029	101,000	115,697
7.0%, 6/15/2028	69,000	80,222

		336,537

Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	40,000	39,600
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	15,000	15,450
144A, 8.0%, 12/15/2014	15,000	15,638

		70,688

Materials 1.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	20,000	20,550
Avecia Group PLC, 11.0%, 7/1/2009	80,000	82,400
Cascades, Inc., 7.25%, 2/15/2013	45,000	47,700
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	440,000	510,279
Crown Euro Holdings SA, 10.875%, 3/1/2013	25,000	29,562
ISPAT Inland ULC, 9.75%, 4/1/2014	29,000	35,815
Rhodia SA, 8.875%, 6/1/2011	30,000	30,225
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	485,000	538,888
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,850
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	435,000	456,472
Tembec Industries, Inc., 8.5%, 2/1/2011	130,000	130,650

		1,904,391

Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	20,000	16,750
Federative Republic of Brazil:
8.875%, 10/14/2019	40,000	42,160
9.25%, 10/22/2010	60,000	67,080
11.0%, 8/17/2040	60,000	71,190
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	110,000	35,750
11.75%, 4/7/2009*	120,000	40,800
11.75%, 6/15/2015*	105,000	35,437
Republic of Bulgaria, 8.25%, 1/15/2015	60,000	75,444
Republic of Colombia:
10.75%, 1/15/2013	10,000	11,950
11.75%, 2/25/2020	10,000	12,850
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	40,000	34,500
Republic of Philippines, 9.375%, 1/18/2017	50,000	51,938
Republic of Turkey:
7.25%, 3/15/2015	45,000	46,237
11.75%, 6/15/2010	50,000	62,750
11.875%, 1/15/2030	60,000	86,400
Republic of Venezuela:
9.25%, 9/15/2027	30,000	31,650
10.75%, 9/19/2013	40,000	47,900
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	80,000	82,752
11.0%, 7/24/2018	90,000	125,838
United Mexican States:
Series A, 6.75%, 9/27/2034	80,000	79,000
8.125%, 12/30/2019	10,000	11,735
11.375%, 9/15/2016	60,000	88,560

		1,158,671

Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	10,000	8,475
America Movil SA de CV, 144A, 5.75%, 1/15/2015	195,000	194,555
Axtel SA, 11.0%, 12/15/2013	40,000	43,100
Embratel, Series B, 11.0%, 12/15/2008	30,000	34,200
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	30,000	29,625
Inmarsat Finance PLC, 7.625%, 6/30/2012	30,000	31,200
Innova S. de R.L., 9.375%, 9/19/2013	20,000	22,750

41

	Principal Amount ($) (h)	Value ($)
INTELSAT, 6.5%, 11/1/2013	40,000	36,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	68,006
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	20,000	20,400
Nortel Networks Corp., 6.875%, 9/1/2023	80,000	75,200
Nortel Networks Ltd., 6.125%, 2/15/2006	120,000	122,100
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	25,000	24,750

		710,761

Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	70,000	57,400

Total Foreign Bonds — US$ Denominated (Cost $6,689,629)		6,828,401

Foreign Bonds — Non US$ Denominated 0.7%

Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	50,000	72,720

Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	25,000	34,576

Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	550,000	38,535
Series MI-10, 8.0%, 12/19/2013 MXN	8,806,000	703,642
Republic of Argentina, Step-up Coupon, 8.25% to 7/6/2006, 9.0% to 7/6/2010* EUR	50,000	19,879
Series FEB, 8.0%, 2/26/2008* EUR	20,000	7,952
Republic of Colombia, 11.75%, 3/1/2010 COP	26,000,000	11,329
Republic of Romania, 5.75%, 7/2/2010 EUR	20,000	29,694

		811,031

Total Foreign Bonds — Non US$ Denominated (Cost $887,170)		918,327

Asset Backed 2.5%

Automobile Receivables 1.0%
MMCA Automobile Trust:
“A4”, Series 2002-3, 3.57%, 8/17/2009	650,000	651,280
“A4”, Series 2002-2, 4.3%, 3/15/2010	511,987	513,845
“B”, Series 2002-2, 4.67%, 3/15/2010	75,452	74,919

		1,240,044

Home Equity Loans 1.1%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	311,747	328,101
Argent NIM Trust, “A”, Series 2004-WN10, 144A, 4.212%, 11/25/2034	224,523	224,741
Centex Home Equity, “A6”, Series 2000-B, 7.97%, 7/25/2031	389,481	399,085
Countrywide Home Equity Loan Trust, “2A”, Series 2004-D, 2.65%**, 6/15/2029	346,769	346,769
Countrywide Home Loan, “A16”, Series 2002-36, 5.25%, 1/25/2033	52,576	52,551
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019	30,000	30,858

		1,382,105

Manufactured Housing Receivables 0.4%
Vanderbilt Acquisition Loan Trust, “A2”, Series 2002-1, 4.77%, 10/7/2018	578,181	583,349

Total Asset Backed (Cost $3,236,227)		3,205,498

US Government Agency Sponsored Pass-Throughs 2.0%
Federal National Mortgage Association:
4.5%, 5/1/2033 (g)	130,000	125,613
5.0%, 3/1/2034	621,839	618,192
5.5% with various maturities from 3/1/2033 until 5/1/2034 (g)	1,036,204	1,052,244
6.0%, 11/1/2017	169,461	177,892
6.5%, 9/1/2034	285,443	299,441
7.13%, 1/1/2012	195,898	206,809
8.0%, 9/1/2015	67,007	71,268

Total US Government Agency Sponsored Pass-Throughs (Cost $2,535,331)		2,551,459

Commercial and Non-Agency Mortgage-Backed Securities 2.2%
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	176,853	182,102
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	347,023	361,663
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	118,618	120,257
Countrywide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032	132,533	132,605
DLJ Mortgage Acceptance Corp., “A1B”, Series 1997-CF2, 144A, 6.82%, 10/15/2030	192,386	204,564
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	241,227	255,205
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	205,000	224,359
Master Alternative Loan Trust, “3A1”, Series 2004-5, 6.5%, 6/25/2034	62,994	65,573
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	231,923	233,807

42

	Principal Amount ($) (h)	Value ($)
Merrill Lynch Mortgage Investors, Inc., “B”, Series 1999-C1, 7.71%, 11/15/2031	220,000	251,790
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	105,819	109,787
TIAA Real Estate CDO Ltd., “A2”, Series 2001-C1A, 144A, 6.3%, 6/19/2021	146,344	155,323
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	289,000	297,541
Washington Mutual Mortgage Securities Corp., “A7, Series 2004-AR9, 4.267%, 8/25/2034	227,000	227,179

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $2,841,767)		2,821,755

Collateralized Mortgage Obligations 6.3%
Fannie Mae, “C”, Series 1997-MS, 6.74%, 8/25/2007	390,000	417,009
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	119,237	126,354
“A2”, Series 2002-T16, 7.0%, 7/25/2042	132,686	140,605
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	260,000	257,971
“2A”, Series 2002-W1, 7.5%, 2/25/2042	177,556	189,685
“5A”, Series 2004-W2, 7.5%, 3/25/2044	362,761	388,308
Federal Home Loan Mortgage Corp.:
“ME”, Series 2691, 4.5%, 4/15/2032	285,000	272,718
“PE”, Series 2727, 4.5%, 7/15/2032	470,000	448,179
“QH”, Series 2694, 4.5%, 3/15/2032	595,000	573,161
“BG”, Series 2640, 5.0%, 2/15/2032	510,000	511,929
“EG”, Series 2836, 5.0%, 12/15/2032	455,000	451,157
“JD”, Series 2778, 5.0%, 12/15/2032	290,000	288,188
“NE”, Series 2802, 5.0%, 2/15/2033	460,000	457,758
“H”, Series 2278, 6.5%, 1/15/2031	92,535	94,966
“Z”, Series 2173, 6.5%, 7/15/2029	78,137	82,024
Federal National Mortgage Association:
“TU”, Series 2003-122, 4.0%, 5/25/2016	350,000	353,416
“A2”, Series 2002-W10, 4.7%, 8/25/2042	5,097	5,093
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	270,000	271,302
“A2”, Series 2002-60, 4.75%, 2/25/2044	30,529	30,476
“KH”, Series 2003-92, 5.0%, 3/25/2032	260,000	257,157
“PD”, Series 2002-31, 6.0%, 11/25/2021	1,300,000	1,344,279
“PM”, Series 2001-60, 6.0%, 3/25/2030	119,253	120,795
“2A”, Series 2003-W8, 7.0%, 10/25/2042	168,485	177,746
FHLMC Structured Pass-Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	183,399	194,174
Government National Mortgage Association, “DH”, Series 2004-3, 3.75%, 2/20/2027	810,000	806,141

Total Collateralized Mortgage Obligations (Cost $8,170,421)		8,260,591

Government National Mortgage Association 1.0%
Government National Mortgage Association:
5.0%, 9/20/2033	223,786	223,979
6.0% with various maturities from 7/20/2034 until 8/20/2034	818,318	847,685
6.5%, 4/20/2034	287,983	303,310

Total Government National Mortgage Association (Cost $1,369,996)		1,374,974

Municipal Investments 1.8%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (f)	560,000	622,658
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	517,900
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008 (f)	270,000	270,419
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (f)	385,000	381,739
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	215,000	220,433
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (f)	355,000	357,077

Total Municipal Investments (Cost $2,285,380)		2,370,226

US Government Backed 3.9%
US Treasury Bill, 1.583%**, 1/20/2005 (i)	25,000	24,979
US Treasury Bond:
6.0%, 2/15/2026	1,355,000	1,552,163
7.25%, 5/15/2016	300,000	375,516
7.5%, 11/15/2016	20,000	25,559
US Treasury Note:
1.5%, 3/31/2006	1,350,000	1,327,957
3.25%, 1/15/2009	1,751,000	1,735,816

Total US Government Backed (Cost $4,945,080)		5,041,990

43

	Principal Amount ($) (h)	Value ($)
Convertible Bond 0.0%
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $9,930)	10,000	9,900

	Shares	Value ($)
Warrants 0.0%
TravelCenters of America, Inc.* (Cost $50)	10	50

Other Investments 0.1%
Hercules Trust II, (Common Stock Unit) (Cost $87,375)	105,000	88,200

Exchange Traded Fund 0.1%
Semiconductor HOLDRs Trust (Cost $167,341)	4,800	160,129

Securities Lending Collateral 0.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $79,425)	79,425	79,425

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,967,120)	3,967,120	3,967,120

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $116,186,557) (a)	100.0	130,385,193

Other Assets and Liabilities, Net	(0.0)	(7,933)

Net Assets	100.0	130,377,260

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal	Amount	Acqusition Cost	Value
Intermet Corp.	9.75	6/15/2009	USD	10,000	$4,100	$4,900
Oxford Automotive, Inc.	12	10/15/2010	USD	10,000	4,775	6,300
Republic of Argentina:
	8	2/26/2008	EUR	20,000	7,854	7,952
	8.375	12/20/2049	USD	110,000	35,035	35,750
	9	7/6/2010	EUR	50,000	19,473	19,879
	11.75	4/7/2009	USD	120,000	39,700	40,800
	11.75	6/15/2015	USD	105,000	34,943	35,437
Trump Holdings & Funding	11.625	3/15/2010	USD	25,000	27,188	27,063

					$173,068	$178,081

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

These securities are shown at their current rate as of December 31, 2004.

(a)	The cost for federal income tax purposes was $117,635,311. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,749,882. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,723,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $973,329.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $77,541, which is 0.06% of total net assets.
(e)	Represents collateral held in connection with securities lending.
(f)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Company	.3
FGIC	Financial Guaranty Insurance Company	.7
MBIA	Municipal Bond Investors Assurance	.3

(g)	Mortgage dollar rolls included.
(h)	Principal amount stated in US dollars unless otherwise noted.
(i)	At December 31, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation (US$)
Russell 2000 Index	3/18/2005	8	524,600	523,200	(1,400)

ADR: American Depositary Receipts

REIT: Real Estate Investment Trust

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

HOLDRs: Holding Company Depositary Receipts

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation

COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) for the year ended December 31, 2004, aggregated $113,096,490 and $135,386,768, respectively. Purchases and sales of US Treasury obligations aggregated $57,017,681 and $56,906,029, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $19,995,117 and $17,547,092, respectively.

At December 31, 2004, Balanced Portfolio had a net tax basis capital loss carryforward of approximately $15,900,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($5,500,000), December 31, 2010 ($500,000) and December 31, 2011 ($9,900,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

44

Financial Statements

Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value — including $77,541 of securities loaned (cost $112,140,012)	$126,338,648
Investment in Scudder Cash Management QP Trust (cost $3,967,120)	3,967,120
Investment in Daily Assets Fund Institutional (Cost $79,425)*	79,425

Total investments in securities, at value (cost $116,186,557)	130,385,193

Cash	180,441
Foreign currency, at value (cost $46,251)	46,726
Receivable for investments sold	640,613
Dividends receivable	116,345
Interest receivable	573,542
Receivable for Portfolio shares sold	3,427
Receivable for daily variation margin on open futures contracts	400
Unrealized appreciation on forward foreign currency exchange contracts	35,218
Net receivable on closed forward foreign currency exchange contracts	2,490
Other assets	5,838

Total assets	131,990,233

Liabilities
Payable for investments purchased	155,900
Payable for investments purchased — mortgage dollar rolls	648,338
Payable upon return of securities loaned	79,425
Payable for Portfolio shares redeemed	574,464
Deferred mortgage dollar roll income	738
Unrealized depreciation on forward foreign currency exchange contracts	49,361
Accrued management fee	48,125
Other accrued expenses and payables	56,622

Total liabilities	1,612,973

Net assets, at value	$130,377,260

Net Assets
Net assets consist of:
Undistributed net investment income	2,546,822
Net unrealized appreciation (depreciation) on investments	14,198,636
Futures	(1,400)
Foreign currency related transactions	(8,322)
Accumulated net realized gain (loss)	(17,298,622)
Paid-in capital	130,940,146

Net assets, at value	$130,377,260

Net Asset Value, offering and redemption price per share ($130,377,260 ÷ 11,143,673 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.70

*	Represents collateral on securities loaned

45

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $179)	$1,219,696
Interest	2,407,968
Interest — Scudder Cash Management QP Trust	5,768
Securities lending income, including income from Daily Assets Fund Institutional	11
Mortgage dollar roll income	63,357

Total Income	3,696,800

Expenses:
Management fee	646,731
Custodian fees	24,310
Accounting fees	79,611
Auditing	32,580
Legal	12,830
Trustees’ fees and expenses	7,172
Reports to shareholders	14,160
Other	2,906

Total expenses, before expense reductions	820,300
Expense reductions	(3,588)

Total expenses, after expense reductions	816,712

Net investment income	2,880,088

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	9,095,657
Futures	40,527
Foreign currency related transactions	(21,844)

9,114,340

Net unrealized appreciation (depreciation) during the period on:
Investments	(3,729,536)
Futures	(1,400)
Foreign currency related transactions	(8,322)

(3,739,258)

Net gain (loss) on investment transactions	5,375,082

Net increase (decrease) in net assets resulting from operations	$8,255,170

The accompanying notes are an integral part of the financial statements.

46

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income	$2,880,088	$2,459,491
Net realized gain (loss) on investment transactions	9,114,340	(3,387,044)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,739,258)	23,303,018
Net increase (decrease) in net assets resulting from operations	8,255,170	22,375,465
Distributions to shareholders from net investment income	(2,400,327)	(3,267,657)
Portfolio share transactions:

Proceeds from shares sold	5,576,188	10,385,277
Reinvestment of distributions	2,400,327	3,267,657
Cost of shares redeemed	(26,562,367)	(20,040,448)
Net increase (decrease) in net assets from Portfolio share transactions	(18,585,852)	(6,387,514)
Increase (decrease) in net assets	(12,731,009)	12,720,294
Net assets at beginning of period	143,108,269	130,387,975

Net assets at end of period (including undistributed net investment income of $2,546,822 and $2,299,886, respectively)	$130,377,260	$143,108,269

Other Information
Shares outstanding at beginning of period	12,794,206	13,419,812
Shares sold	494,906	1,006,063
Shares issued to shareholders in reinvestment of distributions	216,636	328,078
Shares redeemed	(2,362,075)	(1,959,747)
Net increase (decrease) in Portfolio shares	(1,650,533)	(625,606)

Shares outstanding at end of period	11,143,673	12,794,206

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

Balanced Portfolio

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$11.19	$9.72	$11.76	$13.39	$16.11

Income (loss) from investment operations:
Net investment income[b]	.24	.19	.23	.30	.34
Net realized and unrealized gain (loss) on investment transactions	.46	1.53	(1.97)	(1.07)	(.62)

Total from investment operations	.70	1.72	(1.74)	(.77)	(.28)

Less distributions from:
Net investment income	(.19)	(.25)	(.30)	(.34)	(.28)
Net realized gains on investment transactions	—	—	—	(.52)	(2.16)

Total distributions	(.19)	(.25)	(.30)	(.86)	(2.44)

Net asset value, end of period	$11.70	$11.19	$9.72	$11.76	$13.39

Total Return (%)	6.48	17.94	(15.07)	(6.06)	(2.02)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	143	130	173	190
Ratio of expenses before expense reductions (%)	.60	.59	.56	.57 [c]	.54
Ratio of expense after expense reductions (%)	.60	.59	.56	.56 [c]	.54
Ratio of net investment income (%)	2.12	1.82	2.19	2.46	2.41
Portfolio turnover rate (%)	138 [d]	99 [d]	141 [d]	100[d]	127

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding during the period.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.
[d]	The portfolio turnover rate including mortgage dollar roll transactions was 143%, 112%, 146% and 104% for the years ended December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

48

Performance Summary December 31, 2004

Growth and Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐ Growth and Income Portfolio — Class A

☐ S&P 500 Index

Yearly periods ended December 31

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

Growth and Income Portfolio	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$11,016	$10,733	$9,320	$22,193
Average annual total return	10.16%	2.39%	-1.40%	8.30%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$8,902	$31,258
Average annual total return	10.88%	3.59%	-2.30%	12.07%

Growth and Income Portfolio	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$10,978	$10,641	$9,192	$12,742
Average annual total return	9.78%	2.09%	-1.67%	3.21%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$8,902	$16,982
Average annual total return	10.88%	3.59%	-2.30%	7.15%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 1, 1997. Index returns begin April 30, 1997.

49

Information About Your Portfolio’s Expenses

Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,067.80	$1,065.70
Expenses Paid per $1,000*	$2.90	$4.67

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.40	$1,020.69
Expenses Paid per $1,000*	$2.84	$4.56

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — Growth and Income Portfolio	.56%	.90%

For more information, please refer to the Portfolio’s prospectus.

50

Management Summary December 31, 2004

Growth and Income Portfolio

Improved earnings, an increase in company mergers and post-presidential election sentiment all contributed to US stock-market gains in 2004. Despite a spike in oil prices in the second half of the year, which helped energy stocks substantially, all sectors managed to finish in positive territory.

The portfolio returned 10.16% for the year (Class A shares, unadjusted for contract charges), compared to a 10.88% return for the Standard & Poor’s 500 (S&P 500) Index. Telecommunications was the greatest positive contributor to relative performance, as AT&T Wireless Services* rallied on news of its takeover by Cingular. Health Care also added to the portfolio’s return. An underweight in pharmaceuticals proved beneficial in what was a difficult year for the industry. Further, holdings in health insurers and providers had strong returns in part on the sentiment that President Bush’s re-election would be a boom to the industry.

Careful stock selection among beverage and food companies added to return in consumer staples. A weakening dollar made the exports of US companies cheaper overseas, thus improving sales. Combined with strengthening company fundamentals, this helped the performance of the portfolio’s materials stocks.

The portfolio’s greatest weakness was in consumer discretionary. Despite a year that included the Olympic games and a presidential election, advertising profits remained soft, and the portfolio’s holdings among media stocks suffered as a result. Further dampening performance was a lack of meaningful exposure to the hotel and restaurant industry, which enjoyed a substantial rally over the year.

The portfolio remains positioned for anticipated growth in capital spending and a continued increase in company mergers. The managers remain focused on building a diversified portfolio, using a blend of valuation screens, fundamental research and risk analysis.

Gregory S. Adams Andrew Brudenell

Lead Portfolio Manager Portfolio Manager

*	Not held in the portfolio at the end of the reporting period.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific information regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

51

Portfolio Summary

Growth and Income Portfolio

Asset Allocation	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)

	12/31/04	12/31/03
Financials	18%	18%
Information Technology	18%	20%
Industrials	14%	13%
Health Care	12%	14%
Consumer Discretionary	11%	13%
Consumer Staples	9%	8%
Energy	8%	6%
Materials	4%	2%
Telecommunication Services	3%	4%
Utilities	3%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 53. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

52

Investment Portfolio as of December 31, 2004

Growth and Income Portfolio

	Shares	Value ($)
Common Stocks 97.5%
Consumer Discretionary 10.6%

Hotels, Restaurants & Leisure 0.7%
McDonald’s Corp.	45,000	1,442,700

Media 5.2%
Comcast Corp. “A”*	73,300	2,407,172
Interpublic Group of Companies, Inc.*	104,600	1,401,640
Time Warner, Inc.*	209,600	4,074,624
Viacom, Inc. “B”	77,400	2,816,586

		10,700,022

Multiline Retail 2.0%
Dollar General Corp.	64,500	1,339,665
Target Corp.	53,200	2,762,676

		4,102,341

Specialty Retail 2.7%
Sherwin-Williams Co.	48,400	2,160,092
Staples, Inc.	48,300	1,628,193
The Gap, Inc.	77,800	1,643,136

		5,431,421

Consumer Staples 8.3%

Beverages 3.0%
Anheuser-Busch Companies, Inc.	22,000	1,116,060
Coca-Cola Co.	55,400	2,306,302
PepsiCo, Inc.	53,400	2,787,480

		6,209,842

Food & Staples Retailing 1.8%
Safeway, Inc.*	53,900	1,063,986
Wal-Mart Stores, Inc.	49,200	2,598,744

		3,662,730

Food Products 1.6%
General Mills, Inc.	30,900	1,536,039
Hershey Foods Corp.	29,200	1,621,768

		3,157,807

Personal Products 0.9%
Avon Products, Inc.	49,100	1,900,170

Tobacco 1.0%
Altria Group, Inc.	33,700	2,059,070

Energy 7.7%

Energy Equipment & Services 0.9%
Baker Hughes, Inc.	43,400	1,851,878

Oil & Gas 6.8%
ChevronTexaco Corp.	49,500	2,599,245
Devon Energy Corp.	40,200	1,564,584
ExxonMobil Corp.	146,014	7,484,678
Total SA (ADR)	20,090	2,206,685

		13,855,192

Financials 18.0%

Banks 4.6%
Bank of America Corp.	102,500	4,816,475
US Bancorp.	54,600	1,710,072
Wachovia Corp.	55,700	2,929,820

		9,456,367

Capital Markets 3.6%
Lehman Brothers Holdings, Inc.	31,400	2,746,872
Morgan Stanley	82,000	4,552,640

		7,299,512

Diversified Financial Services 5.9%
CIT Group, Inc.	23,900	1,095,098
Citigroup, Inc.	145,000	6,986,100
Fannie Mae	20,700	1,474,047
JPMorgan Chase & Co.	64,400	2,512,244

		12,067,489

Insurance 3.9%
Ambac Financial Group, Inc.	21,100	1,732,943
American International Group, Inc.	50,200	3,296,634
Hartford Financial Services Group, Inc.	21,000	1,455,510
MetLife, Inc.	37,800	1,531,278

		8,016,365

Health Care 11.7%

Biotechnology 1.5%
Amgen, Inc.*	49,400	3,169,010

Health Care Equipment & Supplies 1.7%
Biomet, Inc.	48,050	2,084,889
Guidant Corp.	19,200	1,384,320

		3,469,209

Health Care Providers & Services 1.7%
Caremark Rx, Inc.*	49,500	1,951,785
WellPoint, Inc.*	12,700	1,460,500

		3,412,285

Pharmaceuticals 6.8%
Allergan, Inc.	22,900	1,856,503
Eli Lilly & Co.	22,000	1,248,500
Johnson & Johnson	73,000	4,629,660
Pfizer, Inc.	183,600	4,937,004
Wyeth	28,900	1,230,851

		13,902,518

Industrials 13.7%

Aerospace & Defense 3.6%
Honeywell International, Inc.	81,600	2,889,456
United Technologies Corp.	43,400	4,485,390

		7,374,846

Industrial Conglomerates 7.1%
3M Co.	28,600	2,347,202
General Electric Co.	238,500	8,705,250
Tyco International Ltd.	94,400	3,373,856

		14,426,308

Machinery 3.0%
Deere & Co.	33,800	2,514,720
Parker-Hannifin Corp.	48,700	3,688,538

		6,203,258

53

	Shares	Value ($)
Information Technology 17.2%

Communications Equipment 2.8%
Cisco Systems, Inc.*	195,300	3,769,290
Motorola, Inc.	109,800	1,888,560

		5,657,850

Computers & Peripherals 4.3%
Dell, Inc.*	64,300	2,709,602
EMC Corp.*	168,000	2,498,160
International Business Machines Corp.	36,800	3,627,744

		8,835,506

Internet Software & Services 0.8%
Yahoo!, Inc.*	44,400	1,672,992

IT Consulting & Services 0.9%
Accenture Ltd. “A”*	65,900	1,779,300

Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.*	58,700	1,215,090
Analog Devices, Inc.	31,600	1,166,672
Texas Instruments, Inc.	85,500	2,105,010

		4,486,772

Software 6.2%
Microsoft Corp.	276,600	7,387,986
Oracle Corp.*	224,400	3,078,768
Symantec Corp.* (c)	35,100	904,176
VERITAS Software Corp.*	47,400	1,353,270

		12,724,200

Materials 4.0%

Chemicals 2.1%
E.I. du Pont de Nemours & Co.	34,800	1,706,940
Monsanto Co.	49,400	2,744,170

		4,451,110

Metals & Mining 0.8%
Alcoa, Inc.	51,200	1,608,704

Paper & Forest Products 1.1%
Georgia-Pacific Corp.	59,300	2,222,564

Telecommunication Services 2.9%

Diversified Telecommunication Services
ALLTEL Corp.	25,500	1,498,380
Sprint Corp.	72,600	1,804,110
Verizon Communications, Inc.	67,672	2,741,393

		6,043,883

Utilities 3.4%

Electric Utilities
Entergy Corp.	14,800	1,000,332
Exelon Corp.	72,800	3,208,296
PG&E Corp.*	55,200	1,837,056
TXU Corp.	15,500	1,000,680

		7,046,364

Total Common Stocks (Cost $166,272,666)		199,699,585

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $7,131,937)	7,131,937	7,131,937

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $173,404,603) (a)	101.0	206,831,522
Other Assets and Liabilities, Net	(1.0)	(2,087,106)

Net Assets	100.0	204,744,416

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $175,275,234. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $31,556,288. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,208,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,651,792.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	At December 31, 2004, this security has been segregated, in part or whole, to cover written options.

ADR:	American Depositary Receipts

Covered Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options

Symantec Corp.	119	1/22/2005	35	598

Total outstanding written options (Premiums received $9,684)				598

For the year ended December 31, 2004, transactions for written options were as follows for the Growth and Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	119	9,684
Closed	—	—
Expired	—	—

End of period	119	9,684

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $66,302,161 and $59,631,263, respectively.

At December 31, 2004, the Growth and Income Portfolio had a net tax basis capital loss carryforward of approximately $35,930,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($6,650,000), December 31, 2010 ($22,250,000) and December 31, 2011 ($7,030,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

54

Financial Statements

Growth and Income Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value (cost $166,272,666)	$199,699,585
Investment in Scudder Cash Management QP Trust (cost $7,131,937)	7,131,937

Total investments in securities, at value (cost $173,404,603)	206,831,522

Receivable for investments sold	9,343
Receivable for Portfolio shares sold	511,646
Dividends receivable	167,786
Interest receivable	9,570
Foreign taxes recoverable	13,302
Other assets	9,422

Total assets	207,552,591

Liabilities
Due to custodian bank	14,064
Payable for investments purchased	2,524,791
Payable for Portfolio shares redeemed	110,917
Written options, at value (premiums received $9,684)	598
Accrued management fee	84,449
Other accrued expenses and payables	73,356

Total liabilities	2,808,175

Net assets, at value	$204,744,416

Net Assets
Net assets consist of:

Undistributed net investment income	2,360,421
Net unrealized appreciation (depreciation) on:
Investments	33,426,919
Written options	9,086
Accumulated net realized gain (loss)	(37,797,191)
Paid-in capital	206,745,181

Net assets, at value	$204,744,416

Class A
Net Asset Value, offering and redemption price per share ($171,673,086 ÷ 18,483,989 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.29
Class B

Net Asset Value, offering and redemption price per share ($33,071,330 ÷ 3,576,021 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.25

55

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Dividends (net of foreign taxes withheld of $19,209)	$3,479,761
Interest — Scudder Cash Management QP Trust	61,489
Securities lending income, including income from Daily Assets Fund Institutional	7,768

Total Income	3,549,018

Expenses:

Management fee	870,770
Custodian fees	12,629
Accounting fees	66,951
Distribution service fees (Class B)	61,944
Record keeping fees (Class B)	20,075
Auditing	29,978
Legal	11,473
Trustees’ fees and expenses	8,557
Reports to shareholders	20,574
Other	9,536

Total expenses, before expense reductions	1,112,487
Expense reductions	(2,403)

Total expenses, after expense reductions	1,110,084

Net investment income (loss)	2,438,934

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from investments	6,835,797
Net unrealized appreciation (depreciation) during the period on:
Investments	8,942,547
Written options	9,086

8,951,633

Net gain (loss) on investment transactions	15,787,430

Net increase (decrease) in net assets resulting from operations	$18,226,364

The accompanying notes are an integral part of the financial statements.

56

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$2,438,934	$1,355,887
Net realized gain (loss) on investment transactions	6,835,797	(2,190,678)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,951,633	37,960,524

Net increase (decrease) in net assets resulting from operations	18,226,364	37,125,733

Distributions to shareholders from:

Net investment income:

Class A	(1,239,211)	(1,476,002)
Class B	(112,919)	(71,436)

Portfolio share transactions:

Class A

Proceeds from shares sold	22,740,822	16,861,930
Reinvestment of distributions	1,239,211	1,476,002
Cost of shares redeemed	(27,224,855)	(25,120,246)

Net increase (decrease) in net assets from Class A share transactions	(3,244,822)	(6,782,314)

Class B

Proceeds from shares sold	16,908,894	9,818,320
Reinvestment of distributions	112,919	71,436
Cost of shares redeemed	(4,470,402)	(1,439,484)

Net increase (decrease) in net assets from Class B share transactions	12,551,411	8,450,272

Increase (decrease) in net assets	26,180,823	37,246,253
Net assets at beginning of period	178,563,593	141,317,340

Net assets at end of period (including undistributed net investment income of $2,360,421 and $1,273,616, respectively)	$204,744,416	$178,563,593

Other Information
Class A

Shares outstanding at beginning of period	18,896,518	19,882,920
Shares sold	2,601,316	2,314,339
Shares issued to shareholders in reinvestment of distributions	146,478	208,181
Shares redeemed	(3,160,323)	(3,508,922)
Net increase (decrease) in Portfolio shares	(412,529)	(986,402)

Shares outstanding at end of period	18,483,989	18,896,518

Class B

Shares outstanding at beginning of period	2,114,110	990,738
Shares sold	1,958,270	1,308,947
Shares issued to shareholders in reinvestment of distributions	13,379	10,104
Shares redeemed	(509,738)	(195,679)

Net increase (decrease) in Portfolio shares	1,461,911	1,123,372

Shares outstanding at end of period	3,576,021	2,114,110

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

Growth and Income Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data

Net asset value, beginning of period	$8.50	$6.77	$8.90	$10.38	$10.96

Income (loss) from investment operations:

Net investment income[a]	.12	.07	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	.74	1.74	(2.12)	(1.23)	(.33)

Total from investment operations	.86	1.81	(2.05)	(1.14)	(.22)

Less distributions from:

Net investment income	(.07)	(.08)	(.08)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)

Total distributions	(.07)	(.08)	(.08)	(.34)	(.36)

Net asset value, end of period	$9.29	$8.50	$6.77	$8.90	$10.38

Total Return (%)	10.16	26.74	(23.13)	(11.30)	(2.10)

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	172	161	135	185	185
Ratio of expenses before expense reductions (%)	.56	.59	.57	.57 [b]	.56
Ratio of expenses after expense reductions (%)	.56	.59	.57	.56 [b]	.56
Ratio of net investment income (loss) (%)	1.37	.91	.92	.94	1.06
Portfolio turnover rate (%)	33	37	66	67	65

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data

Net asset value, beginning of period	$8.47	$6.75	$8.87	$10.35	$10.93

Income (loss) from investment operations:

Net investment income[a]	.09	.05	.05	.06	.09
Net realized and unrealized gain (loss) on investment transactions	.73	1.73	(2.12)	(1.23)	(.33)

Total from investment operations	.82	1.78	(2.07)	(1.17)	(.24)

Less distributions from:

Net investment income	(.04)	(.06)	(.05)	(.09)	(.13)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)

Total distributions	(.04)	(.06)	(.05)	(.31)	(.34)

Net asset value, end of period	$9.25	$8.47	$6.75	$8.87	$10.35

Total Return (%)	9.78	26.55	(23.40)	(11.56)	(2.33)

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	33	18	7	10	13
Ratio of expenses before expense reductions (%)	.89	.85	.82	.82 [b]	.81
Ratio of expenses after expense reductions (%)	.89	.85	.82	.81 [b]	.81
Ratio of net investment income (loss) (%)	1.04	.65	.67	.69	.81
Portfolio turnover rate (%)	33	37	66	67	65

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, and .81% and .81% for Class A and Class B, respectively.

The accompanying notes are an integral part of the financial statements.

58

Performance Summary December 31, 2004

Capital Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
☐ Capital Growth Portfolio — Class A ☐ S&P 500 Index ☐ Russell 1000 Growth Index

The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended

Comparative Results (as of December 31, 2004)

Capital Growth Portfolio	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,799	$9,703	$7,050	$24,650
Average annual total return	7.99%	-1.00%	-6.75%	9.44%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$8,902	$31,258
Average annual total return	10.88%	3.59%	-2.30%	12.07%

Russell 1000 Growth Index
Growth of $10,000	$10,630	$9,946	$6,140	$24,994
Average annual total return	6.30%	-.18%	-9.29%	9.59%

Capital Growth Portfolio	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$10,756	$9,611	$6,941	$13,580
Average annual total return	7.56%	-1.31%	-7.04%	4.09%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$8,902	$16,007
Average annual total return	10.88%	3.59%	-2.30%	6.40%

Russell 1000 Growth Index
Growth of $10,000	$10,630	$9,946	$6,140	$12,874
Average annual total return	6.30%	-.18%	-9.29%	3.39%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 12, 1997. Index returns begin May 31, 1997.

59

Information About Your Portfolio’s Expenses

Capital Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,042.60	$1,040.70
Expenses Paid per $1,000*	$2.62	$4.53

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,022.64	$1,020.76
Expenses Paid per $1,000*	$2.59	$4.49

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — Capital Growth Portfolio	.51%	.88%

For more information, please refer to the Portfolio’s prospectus.

60

Management Summary December 31, 2004

Capital Growth Portfolio

Large-cap equities gained ground in 2004, as strong earnings results outweighed the various concerns that periodically rattled the market. The growth style lagged value by a substantial margin, due largely to the underperformance of the health care and technology sectors. In this environment, the portfolio returned 7.99% (Class A shares, unadjusted for contract charges), trailing the 10.88% return of the Standard & Poor’s 500 (S&P 500) index but outperforming the 6.30% return of the Russell 1000 Growth Index.

An overweight to the strong-performing energy sector was a distinct positive. We believe attractive long-term growth opportunities exist in the industry, particularly in the equipment and service area, independent of movements in the price of crude oil. Performance also was helped significantly by our selection within health care, where we emphasized biotechnology and medical equipment companies and held a corresponding underweight in the underperforming pharmaceuticals industry.

Poor stock selection within information technology was the largest detractor. Our positioning within technology emphasized consistent earners over more cyclical companies, given our view that industry profit growth is likely to slow. Selection within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted.

Believing higher-quality growth companies are positioned for further outperformance versus lower-quality names, we remain dedicated to building a diversified, high-quality portfolio. In addition, we believe we can add significant value over the long-term by continuing to look for growth opportunities in nontraditional growth sectors, such as consumer staples.

Julie M. Van Cleave

Jack A. Zehner

Thomas J. Schmid

Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific information regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

61

Portfolio Summary

Capital Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks	97%	97%
Cash Equivalents	2%	3%
Exchange Traded Fund	1%	—

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)
	12/31/04	12/31/03
Information Technology	23%	25%
Health Care	21%	21%
Consumer Discretionary	16%	16%
Consumer Staples	11%	11%
Energy	10%	7%
Financials	9%	11%
Industrials	8%	7%
Telecommunication Services	1%	1%
Materials	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 64. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

62

Investment Portfolio as of December 31, 2004

Capital Growth Portfolio

	Shares	Value ($)
Common Stocks 97.6%

Consumer Discretionary 15.2%

Automobiles 1.6%
Harley-Davidson, Inc.	186,200	11,311,650

Hotels Restaurants & Leisure 2.2%
International Game Technology	229,800	7,900,524
YUM! Brands, Inc.	167,000	7,879,060

		15,779,584

Household Durables 0.3%
Fortune Brands, Inc.	31,400	2,423,452

Internet & Catalog Retail 1.2%
eBay, Inc.*	73,100	8,500,068

Media 4.4%
Comcast Corp. “A”*	195,700	6,426,788
McGraw-Hill Companies, Inc.	100,500	9,199,770
Omnicom Group, Inc.	117,700	9,924,464
Viacom, Inc. “B”	169,800	6,179,022

		31,730,044

Multiline Retail 2.6%
Kohl’s Corp.*	66,900	3,289,473
Target Corp.	298,700	15,511,491

		18,800,964

Specialty Retail 2.9%
Bed Bath & Beyond, Inc.*	113,600	4,524,688
Home Depot, Inc.	48,250	2,062,205
Lowe’s Companies, Inc.	104,200	6,000,878
Staples, Inc.	246,000	8,292,660

		20,880,431

Consumer Staples 11.0%

Beverages 2.0%
PepsiCo, Inc.	283,000	14,772,600

Food & Staples Retailing 3.9%
Wal-Mart Stores, Inc.	385,100	20,340,982
Walgreen Co.	203,600	7,812,132

		28,153,114

Food Products 1.8%
Dean Foods Co.*	54,700	1,802,365
Hershey Foods Corp.	93,400	5,187,436
Kellogg Co.	126,000	5,627,160

		12,616,961

Household Products 3.3%
Colgate-Palmolive Co.	110,800	5,668,528
Kimberly-Clark Corp.	53,700	3,533,997
Procter & Gamble Co.	268,200	14,772,456

		23,974,981

Energy 10.0%
Energy Equipment & Services 4.7%
Baker Hughes, Inc.	188,100	8,026,227
Nabors Industries Ltd.*	158,300	8,119,207

63

	Shares	Value ($)
Schlumberger Ltd.	203,000	13,590,850
Transocean, Inc.*	93,300	3,954,987

		33,691,271

Oil & Gas 5.3%
ConocoPhillips	119,400	10,367,502
Devon Energy Corp.	244,400	9,512,048
EOG Resources, Inc.	262,300	18,717,728

		38,597,278

Financials 8.3%

Banks 1.3%
Bank of America Corp.	200,800	9,435,592

Capital Markets 2.0%
Goldman Sachs Group, Inc.	34,700	3,610,188
Lehman Brothers Holdings, Inc.	45,000	3,936,600
Morgan Stanley	122,300	6,790,096

		14,336,884

Consumer Finance 1.5%
American Express Co.	189,400	10,676,478

Diversified Financial Services 1.6%
Citigroup, Inc.	247,333	11,916,504

Insurance 1.9%
AFLAC, Inc.	171,600	6,836,544
American International Group, Inc.	105,702	6,941,450

		13,777,994

Health Care 20.9%

Biotechnology 5.1%
Amgen, Inc.*	60,900	3,906,735
Biogen Idec, Inc.*	107,400	7,153,914
Genentech, Inc.* (c)	303,900	16,544,316
Gilead Sciences, Inc.*	254,400	8,901,456

		36,506,421

Health Care Equipment & Supplies 5.6%
Baxter International, Inc.	173,800	6,003,052
Boston Scientific Corp.*	189,800	6,747,390
C.R. Bard, Inc.	75,200	4,811,296
Hospira, Inc.*	27,540	922,590
Medtronic, Inc.	189,300	9,402,531
Zimmer Holdings, Inc.*	156,690	12,554,003

		40,440,862

Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	196,700	17,315,501

Pharmaceuticals 7.8%
Abbott Laboratories	275,400	12,847,410
Eli Lilly & Co.	89,800	5,096,150
Johnson & Johnson	398,600	25,279,212
Pfizer, Inc.	498,675	13,409,371

		56,632,143

Industrials 8.3%

Aerospace & Defense 2.1%
United Technologies Corp.	146,400	15,130,440

64

	Shares	Value ($)
Air Freight & Logistics 1.3%
FedEx Corp.	93,700	9,228,513

Industrial Conglomerates 4.3%
3M Co.	73,000	5,991,110
General Electric Co.	688,100	25,115,650

		31,106,760

Machinery 0.6%
Caterpillar, Inc.	43,100	4,202,681

Information Technology 22.3%

Communications Equipment 3.3%
Cisco Systems, Inc.*	648,300	12,512,190
QUALCOMM, Inc.	258,700	10,968,880

		23,481,070

Computers & Peripherals 4.5%
Dell, Inc.*	153,500	6,468,490
EMC Corp.*	868,100	12,908,647
International Business Machines Corp.	134,900	13,298,442

		32,675,579

IT Consulting & Services 2.7%
Accenture Ltd. “A”*	252,000	6,804,000
Fiserv, Inc.*	234,400	9,420,536
Paychex, Inc.	97,200	3,312,576

		19,537,112

Semiconductors & Semiconductor Equipment 3.7%
Intel Corp.	617,200	14,436,308
Linear Technology Corp.	207,100	8,027,196
Texas Instruments, Inc.	169,200	4,165,704

		26,629,208

Software 8.1%
Adobe Systems, Inc.	36,000	2,258,640
Electronic Arts, Inc.* (c)	210,500	12,983,640
Intuit, Inc.*	102,800	4,524,228
Microsoft Corp.	992,300	26,504,333
Oracle Corp.*	437,600	6,003,872
Symantec Corp.*	246,600	6,352,416

		58,627,129

Materials 0.9%

Chemicals
Ecolab, Inc.	176,800	6,210,984

Telecommunication Services 0.7%

Diversified Telecommunication Services
Verizon Communications, Inc.	122,500	4,962,475

Total Common Stocks (Cost $554,181,844)		704,062,728

Exchange Traded Fund 0.5%
Semiconductor HOLDRs Trust (Cost $3,643,152)	104,500	3,486,120

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $15,185,800)	15,185,800	15,185,800

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $14,082,441)	14,082,441	14,082,441

65

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $587,093,237) (a)	102.1	736,817,089

Other Assets and Liabilities, Net	(2.1)	(15,324,815)

Net Assets	100.0	721,492,274

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $587,851,970. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $148,965,119. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $169,717,580 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,752,461.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $14,772,260, which is 2.0% of total net assets.
(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $106,130,647 and $141,613,328, respectively.

At December 31, 2004, the Capital Growth Portfolio had a net tax basis capital loss carryforward of approximately $232,875,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($18,038,000), December 31, 2010 ($121,030,000), December 31, 2011 ($65,191,000) and December 31, 2012 ($28,616,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through December 31, 2004, the Portfolio incurred approximately $18,631,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2005.

The accompanying notes are an integral part of the financial statements.

66

Financial Statements

Capital Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value — including $14,772,260 of securities loaned (cost $557,824,996)	$707,548,848
Investment in Daily Asset Fund Institutional (cost $15,185,800)*	15,185,800
Investment in Scudder Cash Management QP Trust (cost $14,082,441)	14,082,441

Total investments in securities, at value (cost $587,093,237)	736,817,089

Dividends receivable	541,545
Interest receivable	22,094
Receivable for Portfolio shares sold	40,563
Other assets	35,505

Total assets	737,456,796

Liabilities
Payable upon return of securities loaned	15,185,800
Payable for Portfolio shares redeemed	416,441
Accrued management fee	276,760
Other accrued expenses and payables	85,521

Total liabilities	15,964,522

Net assets, at value	$721,492,274

Net Assets

Net assets consist of:	6,697,719
Undistributed net investment income
Net unrealized appreciation (depreciation) on investments	149,723,852
Accumulated net realized gain (loss)	(252,264,595)
Paid-in capital	817,335,298

Net assets, at value	$721,492,274

Class A

Net Asset Value, offering and redemption price per share ($698,047,691 ÷ 44,544,616 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.67
Class B

Net Asset Value, offering and redemption price per share ($23,444,583 ÷ 1,503,725 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.59

*	Represents collateral on securities loaned.

67

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Dividends	$10,311,847
Interest — Scudder Cash Management QP Trust	180,934
Securities lending income, including income from Daily Assets Fund Institutional	8,745

Total Income	10,501,526

Expenses:

Management fee	3,322,815
Custodian fees	39,209
Accounting fees	119,838
Distribution service fees (Class B)	49,709
Record keeping fees (Class B)	25,279
Auditing	33,075
Legal	3,996
Trustees’ fees and expenses	20,425
Reports to shareholders	24,165
Other	14,120

Total expenses, before expense reductions	3,652,631
Expense reductions	(6,259)

Total expenses, after expense reductions	3,646,372

Net investment income (loss)	6,855,154

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(47,247,081)
Net unrealized appreciation (depreciation) during the period on investments	94,779,509

Net gain (loss) on investment transactions	47,532,428

Net increase (decrease) in net assets resulting from operations	$54,387,582

The accompanying notes are an integral part of the financial statements.

68

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$6,855,154	$3,786,922
Net realized gain (loss) on investment transactions	(47,247,081)	(13,492,454)
Net unrealized appreciation (depreciation) on investment transactions during the period	94,779,509	159,146,770

Net increase (decrease) in net assets resulting from operations	54,387,582	149,441,238

Distributions to shareholders from:

Net investment income:

Class A	(3,764,724)	(2,595,329)
Class B	(32,841)	(8,219)

Portfolio share transactions:

Class A

Proceeds from shares sold	32,110,324	99,262,252
Reinvestment of distributions	3,764,724	2,595,329
Cost of shares redeemed	(92,227,827)	(99,434,360)
Net increase (decrease) in net assets from Class A share transactions	(56,352,779)	2,423,221

Class B

Proceeds from shares sold	8,550,042	13,042,500
Reinvestment of distributions	32,841	8,219
Cost of shares redeemed	(1,806,233)	(598,220)
Net increase (decrease) in net assets from Class B share transactions	6,776,650	12,452,499
Increase (decrease) in net assets	1,013,888	161,713,410
Net assets at beginning of period	720,478,386	558,764,976

Net assets at end of period (including undistributed net investment income of $6,697,719 and $3,640,130, respectively)	$721,492,274	$720,478,386

Other Information
Class A
Shares outstanding at beginning of period	48,332,734	48,337,865
Shares sold	2,172,282	7,881,425
Shares issued to shareholders in reinvestment of distributions	255,928	211,174
Shares redeemed	(6,216,328)	(8,097,730)
Net increase (decrease) in Portfolio shares	(3,788,118)	(5,131)
Shares outstanding at end of period	44,544,616	48,332,734
Class B
Shares outstanding at beginning of period	1,044,792	77,608
Shares sold	579,183	1,011,277
Shares issued to shareholders in reinvestment of distributions	2,239	670
Shares redeemed	(122,489)	(44,763)
Net increase (decrease) in Portfolio shares	458,933	967,184

Shares outstanding at end of period	1,503,725	1,044,792

The accompanying notes are an integral part of the financial statements.

69

Financial Highlights

Capital Growth Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$14.59	$11.54	$16.36	$23.07	$29.13

Income (loss) from investment operations:

Net investment income[a]	.14	.08	.05	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.02	3.03	(4.82)	(4.21)	(2.63)

Total from investment operations	1.16	3.11	(4.77)	(4.16)	(2.55)

Less distributions from:
Net investment income	(.08)	(.06)	(.05)	(.08)	(.07)
Net realized gains on investment transactions	—	—	—	(2.47)	(3.44)

Total distributions	(.08)	(.06)	(.05)	(2.55)	(3.51)

Net asset value, end of period	$15.67	$14.59	$11.54	$16.36	$23.07

Total Return (%)	7.99	26.89	(29.18)	(19.36)	(9.90)

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	698	705	558	866	1,126
Ratio of expenses before expense reductions (%)	.50	.51	.51	.52 [c]	.49
Ratio of expenses after expense reductions (%)	.50	.51	.51	.50 [c]	.49
Ratio of net investment income (loss) (%)	.98	.61	.38	.27	.30
Portfolio turnover rate (%)	15	13	25	33	55

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$14.52	$11.49	$16.29	$23.00	$29.05

Income (loss) from investment operations:

Net investment income[a]	.09	.03	.02	.00b	.01
Net realized and unrealized gain (loss) on investment transactions	1.01	3.02	(4.81)	(4.21)	(2.62)

Total from investment operations	1.10	3.05	(4.79)	(4.21)	(2.61)

Less distributions from:

Net investment income	(.03)	(.02)	(.01)	(.03)	—
Net realized gains on investment transactions	—	—	—	(2.47)	(3.44)

Total distributions	(.03)	(.02)	(.01)	(2.50)	(3.44)

Net asset value, end of period	$15.59	$14.52	$11.49	$16.29	$23.00

Total Return (%)	7.56	26.51	(29.37)	(19.64)	(10.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	15	.89	.71	1.16
Ratio of expenses before expense reductions (%)	.88	.87	.76	.77 [c]	.74
Ratio of expenses after expense reductions (%)	.88	.87	.76	.75 [c]	.74
Ratio of net investment income (loss) (%)	.60	.25	.13	.02	.05
Portfolio turnover rate (%)	15	13	25	33	55

[a]	Based on average shares outstanding during the period.
[b]	Less than $.005 per share
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, and .75% and .75% for Class A and Class B, respectively.

70

Performance Summary December 31, 2004

21st Century Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more established companies. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment

☐	21st Century Growth Portfolio — Class A*

☐	Russell 2000 Growth Index

Yearly periods ended December 31

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

21st Century Growth Portfolio*	1-Year	3-Year	5-Year	Life of Portfolio
Class A
Growth of $10,000	$11,086	$8,523	$5,075	$8,966
Average annual total return	10.86%	-5.19%	-12.69%	-1.91%

Class B
Growth of $10,000	$11,059	$8,488	$5,013	$8,814
Average annual total return	10.59%	-5.32%	-12.90%	-2.20%

Russell 2000 Growth Index
Growth of $10,000	$11,431	$11,841	$8,338	$11,150
Average annual total return	14.31%	5.79%	-3.57%	1.94%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 3, 1999. Index returns begin April 30,1999.

71

Information About Your Portfolio’s Expenses

21st Century Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,045.30	$1,046.10
Expenses Paid per $1,000*	$6.52	$7.18

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,018.83	$1,018.19
Expenses Paid per $1,000*	$6.44	$7.08

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — 21st Century Growth Portfolio	1.26%	1.39%

For more information, please refer to the Portfolio’s prospectus.

72

Management Summary December 31, 2004

21st Century Growth Portfolio

Small cap shares produced solid gains in 2004, outperforming both large- and mid-cap issues. Small, low-quality and richly valued companies, which investors had focused on during 2003, continued their reversal in 2004. By contrast, the investment environment favored quality companies with attractive valuations and strong fundamentals (management style, products, sales and earnings) — the type of companies that we favor over the long term. During the year, we found it encouraging that the market was able to weather a mixed bag of labor reports, the insurgency in Iraq, a mid-year spike in oil prices and the hotly contested presidential election. For the 12-month period ended December 31, 2004, the portfolio produced a 10.86% total return (Class A shares, unadjusted for contract charges), though it underperformed the 14.31% return of the Russell 2000 Growth Index.

Stock selection contributed to performance over the 12-month period. Holdings within information technology and financials were the largest contributors. Stock selection within the consumer discretionary sector detracted from performance during the period. In terms of sector allocation, our overweight in information technology was the biggest driver of positive performance over the period, while an overweight in consumer discretionary was a significant detractor.

With underlying economic and market factors supportive of the equity markets, investors should continue to focus on those more profitable small-cap companies that report superior earnings. This should bode well for this segment of the stock market, despite rising interest rates, high energy costs and the weakening dollar.

Samuel A. Dedio

Robert S. Janis

Co-Lead Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

73

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more established companies. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

74

Portfolio Summary

21st Century Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks	98%	96%
Cash Equivalents	2%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03
Information Technology	29%	36%
Health Care	24%	18%
Consumer Discretionary	21%	16%
Industrials	9%	8%
Financials	8%	9%
Consumer Staples	5%	4%
Energy	3%	4%
Materials	1%	2%
Other	—	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 74. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

75

Investment Portfolio as of December 31, 2004

21st Century Growth Portfolio

	Shares	Value ($)
Common Stocks 98.5%

Consumer Discretionary 21.1%

Hotels Restaurants & Leisure 8.6%
Buffalo Wild Wings, Inc.*	18,500	643,985
Life Time Fitness, Inc.*	26,500	685,820
P.F. Chang’s China Bistro, Inc.*	19,900	1,121,365
RARE Hospitality International, Inc.*	36,650	1,167,669
Shuffle Master, Inc.* (c)	22,600	1,064,460

		4,683,299

Internet & Catalog Retail 1.2%
Sharper Image Corp.*	32,700	616,395

Media 2.1%
Journal Register Co.*	31,500	608,895
Lions Gate Entertainment Corp.*	51,000	541,620

		1,150,515

Specialty Retail 6.8%
Aeropostale, Inc.*	41,900	1,233,117
Hot Topic, Inc.*	62,900	1,081,251
Kenneth Cole Productions, Inc. “A”	30,100	928,886
New York & Co., Inc.*	26,800	442,736

		3,685,990

Textiles, Apparel & Luxury Goods 2.4%
Gildan Activewear, Inc. “A”	21,500	730,785
The Warnaco Group, Inc.*	26,500	572,400

		1,303,185

Consumer Staples 4.7%

Food & Staples Retailing 2.5%
United Natural Foods, Inc.*	43,200	1,343,520
Household Products 2.2%

Jarden Corp.*	28,100	1,220,664

Energy 2.9%

Oil & Gas
Bill Barrett Corp.*	17,800	569,422
Southwestern Energy Co.*	19,600	993,524

		1,562,946

Financials 7.9%

Capital Markets 3.7%
Jefferies Group, Inc.	20,000	805,600
Piper Jaffray Companies, Inc.*	25,300	1,213,135

		2,018,735

Diversified Financial Services 2.8%
Affiliated Managers Group, Inc.*	22,050	1,493,667

Insurance 1.4%
KMG America Corp.*	67,700	744,700

Health Care 23.9%

Health Care Equipment & Supplies 6.5%
Advanced Medical Optics, Inc.*	26,200	1,077,868
American Medical Systems Holdings, Inc.*	14,300	597,883

76

	Shares	Value ($)
ArthroCare Corp.* (c)	25,800	827,148
Wright Medical Group, Inc.*	35,400	1,008,900

		3,511,799

Health Care Providers & Services 14.2%
American Healthways, Inc.* (c)	28,200	931,728
AMERIGROUP Corp.*	21,900	1,656,954
Beverly Enterprises, Inc.*	131,200	1,200,480
Centene Corp.*	70,500	1,998,675
United Surgical Partners International, Inc.*	28,500	1,188,450
WellCare Health Plans, Inc.*	23,500	763,750

		7,740,037

Pharmaceuticals 3.2%
Able Laboratories, Inc.*	24,700	561,925
Connetics Corp.*	47,900	1,163,491

		1,725,416

Industrials 8.5%

Commercial Services & Supplies 1.3%
CoStar Group, Inc.*	14,700	678,846

Machinery 2.8%
Joy Global, Inc.	20,700	899,001
Watts Water Technologies, Inc. “A”	18,900	609,336

		1,508,337

Road & Rail 2.0%
Heartland Express, Inc.	49,396	1,109,928

Transportation Infrastructure 2.4%
Overnite Corp.	35,400	1,318,296

Information Technology 28.5%

Communications Equipment 5.8%
Avocent Corp.*	26,500	1,073,780
CommScope, Inc.*	43,800	827,820
Foundry Networks, Inc.*	93,700	1,233,092

		3,134,692

Internet Software & Services 4.9%
Audible, Inc.*	28,900	752,845
Openwave Systems, Inc.*	59,900	926,054
Websense, Inc.*	19,200	973,824

		2,652,723

IT Consulting & Services 1.4%
CSG Systems International, Inc.*	41,300	772,310

Semiconductors & Semiconductor Equipment 8.4%
AMIS Holdings, Inc.*	31,900	526,988
Emulex Corp.*	63,200	1,064,288
FormFactor, Inc.*	31,300	849,482
Power Integrations, Inc.*	57,600	1,139,328
Tessera Technologies, Inc.*	26,200	974,902

		4,554,988

Software 8.0%
Hyperion Solutions Corp.*	30,300	1,412,586
Kronos, Inc.*	19,300	986,809

77

	Shares	Value ($)
Macromedia, Inc.*	30,500	949,160
THQ, Inc.*	43,200	991,008

		4,339,563

Materials 1.0%

Metals & Mining
Foundation Coal Holdings, Inc.*	24,600	567,276

Total Common Stocks (Cost $42,697,164)		53,437,827

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 2.25% (d) (e)(Cost $2,002,125)	2,002,125	2,002,125

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,064,599)	1,064,599	1,064,599

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,763,888) (a)	104.1	56,504,551

Other Assets and Liabilities, Net	(4.1)	(2,248,632)

Net Assets	100.0	54,255,919

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $45,793,968. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,710,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,198,959 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $488,376.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $1,955,970, which is 3.6% of total net assets.
(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $60,255,923 and $63,922,829, respectively.

At December 31, 2004, the 21st Century Growth Portfolio had a net tax basis capital loss carryforward of approximately $25,411,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($12,036,000), December 31, 2010 ($9,220,000) and December 31, 2011 ($4,155,000), the respective expiration dates, whichever occurs first.

78

Financial Statements

21st Century Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:
Investments in securities, at value — including $1,955,970 of securities loaned (cost $42,697,164)	$53,437,827
Investment in Daily Assets Fund Institutional (cost $2,002,125)*	2,002,125
Investment in Scudder Cash Management QP Trust (cost $1,064,599)	1,064,599

Total investments in securities, at value (cost $45,763,888)	56,504,551

Cash	10,000
Receivable for investments sold	25,876
Dividends receivable	988
Interest receivable	2,899
Receivable for Portfolio shares sold	12,942
Other assets	2,149

Total assets	56,559,405

Liabilities
Payable upon return of securities loaned	2,002,125
Payable for investments purchased	218,778
Payable for Portfolio shares redeemed	2,035
Accrued management fee	40,652
Other accrued expenses and payables	39,896

Total liabilities	2,303,486

Net assets, at value	$54,255,919

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on investments	10,740,663
Accumulated net realized gain (loss)	(25,440,630)
Paid-in capital	68,955,886

Net assets, at value	$54,255,919

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($45,913,804 ÷ 8,651,769 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.31
Class B
Net Asset Value, offering and redemption price per share ($8,342,115 ÷ 1,598,365 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.22

*	Represents collateral on securities loaned.

79

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Dividends	$63,088
Interest — Scudder Cash Management QP Trust	33,476
Securities lending income, including income from Daily Assets Fund Institutional	28,833

Total Income	125,397

Expenses:
Management fee	469,123
Custodian fees	12,863
Accounting fees	66,207
Distribution service fees (Class B)	20,042
Record keeping fees (Class B)	10,714
Auditing	20,397
Legal	8,686
Trustees’ fees and expenses	4,090
Reports to shareholders	6,452
Other	1,579

Total expenses, before expense reductions	620,153
Expense reductions	(13,294)

Total expenses, after expense reductions	606,859

Net investment income (loss)	(481,462)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,667,420
Net unrealized appreciation (depreciation) during the period on investments	4,003,558

Net gain (loss) on investment transactions	5,670,978

Net increase (decrease) in net assets resulting from operations	$5,189,516

The accompanying notes are an integral part of the financial statements.

80

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$(481,462)	$(393,294)
Net realized gain (loss) on investment transactions	1,667,420	940,146
Net unrealized appreciation (depreciation) on investment transactions during the period	4,003,558	10,800,560

Net increase (decrease) in net assets resulting from operations	5,189,516	11,347,412

Portfolio share transactions:

Class A
Proceeds from shares sold	8,657,825	16,045,090
Cost of shares redeemed	(14,689,797)	(12,701,118)

Net increase (decrease) in net assets from Class A share transactions	(6,031,972)	3,343,972

Class B
Proceeds from shares sold	4,534,980	5,228,477
Cost of shares redeemed	(2,898,118)	(130,839)

Net increase (decrease) in net assets from Class B share transactions	1,636,862	5,097,638

Increase (decrease) in net assets	794,406	19,789,022
Net assets at beginning of period	53,461,513	33,672,491

Net assets at end of period	$54,255,919	$53,461,513

Other Information

Class A
Shares outstanding at beginning of period	9,918,991	9,153,467
Shares sold	1,746,788	3,849,909
Shares redeemed	(3,014,010)	(3,084,385)
Net increase (decrease) in Portfolio shares	(1,267,222)	765,524

Shares outstanding at end of period	8,651,769	9,918,991

Class B
Shares outstanding at beginning of period	1,256,244	44,351
Shares sold	924,996	1,245,969
Shares redeemed	(582,875)	(34,076)

Net increase (decrease) in Portfolio shares	342,121	1,211,893

Shares outstanding at end of period	1,598,365	1,256,244

The accompanying notes are an integral part of the financial statements.

81

Financial Highlights

21st Century Growth Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$4.79	$3.66	$6.23	$8.12	$10.55

Income (loss) from investment operations:

Net investment income (loss)[a]	(.04)	(.04)	(.04)	(.04)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.56	1.17	(2.53)	(1.85)	(2.20)

Total from investment operations	.52	1.13	(2.57)	(1.89)	(2.31)

Less distributions from:
Net realized gains on investment transactions	—	—	—	—	(.12)

Net asset value, end of period	$5.31	$4.79	$3.66	$6.23	$8.12

Total Return (%)	10.86[b]	30.87	(41.25)	(23.28)[b]	(22.39)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	48	34	45	26
Ratio of expenses before expense reductions (%)	1.14	1.19	1.11	1.17 [c]	1.35
Ratio of expenses after expense reductions (%)	1.14	1.19	1.11	1.15 [c]	1.29
Ratio of net investment income (loss) (%)	(.91)	(.91)	(.88)	(.64)	(1.06)
Portfolio turnover rate (%)	117	113	72	103	109

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$4.72	$3.62	$6.15	$8.04	$10.51

Income (loss) from investment operations:

Net investment income (loss)[a]	(.05)	(.06)	(.05)	(.06)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.55	1.16	(2.48)	(1.83)	(2.22)

Total from investment operations	.50	1.10	(2.53)	(1.89)	(2.35)

Less distributions from:
Net realized gains on investment transactions	—	—	—	—	(.12)

Net asset value, end of period	$5.22	$4.72	$3.62	$6.15	$8.04

Total Return (%)	10.59 [b]	30.39	(41.14)	(23.51)[b]	(22.79)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	— ***	— ***	— ***
Ratio of expenses before expense reductions (%)	1.53	1.59	1.36	1.42 [c]	1.60
Ratio of expenses after expense reductions (%)	1.39	1.59	1.36	1.40 [c]	1.54
Ratio of net investment income (loss) (%)	(1.16)	(1.31)	(1.13)	(.89)	(1.31)
Portfolio turnover rate (%)	117	113	72	103	109

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.16% and 1.15%, and 1.41% and 1.40% for Class A and Class B, respectively.
***	Net assets less than one million

82

Performance Summary December 31, 2004

Global Discovery Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for Class B for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment

☐	Global Discovery Portfolio — Class A*

☐	S&P/Citigroup World Equity EMI

Yearly periods ended December 31

S&P/Citigroup World Equity Extended Market Index (formerly known as Salomon Smith Barney World Equity Extended Market Index) is an unmanaged small capitalization stock universe of 22 countries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

Global Discovery Portfolio	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$12,335	$14,733	$10,522	$24,098
Average annual total return	23.35%	13.79%	1.02%	10.68%

S&P/Citigroup World Equity EMI
Growth of $10,000	$12,353	$15,937	$14,517	$20,792
Average annual total return	23.53%	16.81%	7.74%	8.81%

Global Discovery Portfolio	1-Year	3-Year	5-Year	Life of Class**
Class B
Growth of $10,000	$12,312	$14,640	$10,391	$22,801
Average annual total return	23.12%	13.55%	.77%	11.35%

S&P/Citigroup World Equity EMI
Growth of $10,000	$12,353	$15,937	$14,517	$21,063
Average annual total return	23.53%	16.81%	7.74%	10.20%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1,1996. Index returns begin April 30, 1996. Total returns for the Life of Portfolio period for Class A shares would have been lower if the Portfolio’s expenses were not maintained.
**	The Portfolio commenced selling Class B shares on May 2, 1997. Index returns begin April 30, 1997.

83

Information About Your Portfolio’s Expenses

Global Discovery Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,172.60	$1,172.90
Expenses Paid per $1,000*	$6.49	$7.13

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.23	$1,018.64
Expenses Paid per $1,000*	$6.03	$6.62

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — Global Discovery Portfolio	1.18%	1.30%

For more information, please refer to the Portfolio’s prospectus.

84

Management Summary December 31, 2004

Global Discovery Portfolio

The portfolio delivered a robust absolute return of 23.35% (Class A shares, unadjusted for contract charges) in 2004, in line with the 23.53% return of the S&P/Citigroup World Equity Extended Market Index (EMI). The portfolio finished first among the twenty-eight comparable annuity portfolios in Lipper’s Global Growth category.

We added value through our stock selection, especially within financials. Here, the portfolio’s top performer was Anglo Irish Bank Corp. (5.36% of net assets as of December 31, 2004). Our selection was also favorable in the consumer discretionary group, where winners included Harman International (1.46%) and JC Decaux SA (1.38%). The primary detractor from performance was the portfolio’s sector allocations, where we were hurt by an overweight in technology and underweights in energy, industrials and materials. Stock selection in health care was also a negative.

Financials represent the portfolio’s largest sector weighting, although we have been actively trimming our largest positions in the group as they appreciate. We moved to an overweight in the consumer discretionary area, where recent additions include PF Chang’s China Bistro Inc. (1.05%) and Advanced Auto Parts, Inc. (1.40%). We also increased the portfolio’s weighting in industrials. Weightings in health care and technology were reduced during the year, and the portfolio remains underweight in materials and staples.

On a regional basis, Europe is proving to be the most fertile ground in which to find fast-growing, reasonably valued companies. The United States and the Pacific Rim are also home to a wealth of compelling opportunities, but we are less enthusiastic on valuations in the United States.

Joseph Axtell

Terrence S. Gray

Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

85

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), formerly Salomon Smith Barney World Equity Extended Market Index, is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

86

Portfolio Summary

Global Discovery Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks and Warrants	94%	99%
Cash Equivalents	6%	1%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Europe	41%	38%
United States	35%	39%
Japan	7%	7%
Pacific Basin	5%	5%
United Kingdom	5%	6%
Latin America	2%	2%
Australia	2%	2%
Canada	2%	—
Other	1%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Financials	25%	26%
Consumer Discretionary	21%	17%
Information Technology	16%	18%
Industrials	15%	12%
Health Care	12%	17%
Materials	3%	3%
Energy	3%	2%
Utilities	2%	2%
Consumer Staples	2%	1%
Telecommunication Services	1%	2%

	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 84. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

87

Investment Portfolio as of December 31, 2004

Global Discovery Portfolio

	Shares	Value ($)
Common Stocks 94.1%

Australia 1.8%
Macquarie Bank Ltd.	80,811	2,945,670
QBE Insurance Group Ltd.	127,194	1,530,508

(Cost $1,766,478)		4,476,178

Austria 0.4%
Wienerberger AG (Cost $654,342)	20,600	984,219

Brazil 1.9%
Aracruz Celulose SA “B” (ADR)	78,300	2,951,910
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	60,118	2,010,346

(Cost $3,312,870)		4,962,256

Canada 1.8%
ING Canada, Inc.*	59,500	1,455,532
OPTI Canada, Inc.*	42,200	684,343
ZENON Environmental, Inc.*	119,600	2,340,792

(Cost $4,036,265)		4,480,667

Denmark 1.4%
GN Store Nord A/S (GN Great Nordic)	211,900	2,284,511
Group 4 Securicor PLC* (c)	445,260	1,204,164

(Cost $3,093,093)		3,488,675

France 4.6%
Autoroutes du Sud de la France	75,715	3,807,877
Camaieu	22,075	2,196,398
Flamel Technologies SA (ADR)* (c)	116,500	2,270,585
JC Decaux SA*	121,075	3,534,988

(Cost $7,173,306)		11,809,848

Germany 9.9%
Deutsche Boerse AG (c)	85,403	5,140,200
Fresenius Medical Care AG (c)	86,251	6,941,582
Hypo Real Estate Holdings AG*	80,437	3,334,686
Puma AG	17,625	4,846,456
Rational AG	12,500	1,163,178
Stada Arzneimittel AG (c)	96,096	2,598,001
United Internet AG	50,955	1,381,748

(Cost $13,937,107)		25,405,851

Greece 5.6%
Alpha Bank AE	148,300	5,172,459
Coca-Cola Hellenic Bottling Co. SA	98,100	2,400,163
Germanos SA	64,100	1,899,389
Greek Organization of Football Prognostics	106,200	2,936,126
Titan Cement Co.	61,600	1,825,309

(Cost $8,480,265)		14,233,446

Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	1,078,400	2,289,243
Midland Realty Holdings Ltd.	2,238,700	1,267,292
Wing Hang Bank Ltd.	420,200	2,946,325

(Cost $4,543,898)		6,502,860

India 0.5%
Mahindra & Mahindra Ltd. (Cost $1,071,275)	96,300	1,206,242

88

	Shares	Value ($)
Ireland 8.2%
Anglo Irish Bank Corp., PLC	563,108	13,700,738
ICON PLC (ADR)*	27,300	1,055,145
Irish Continental Group PLC*	65,360	1,017,225
Jurys Doyle Hotel Group PLC	231,150	3,870,828
Ryanair Holdings PLC*	169,500	1,209,562

(Cost $5,076,298)		20,853,498

Japan 6.5%
AEON Credit Services Co., Ltd.	32,600	2,427,423
AEON Mall Co., Ltd.	35,000	2,489,997
JAFCO Co., Ltd.	21,500	1,460,330
Matsui Securities Co., Ltd. (c)	46,800	1,630,487
Nidec Corp. (c)	36,600	4,461,149
Park24 Co., Ltd.* (c)	92,000	1,651,996
Sumitomo Realty & Development Co., Ltd.	195,000	2,542,402

(Cost $11,924,750)		16,663,784

Korea 0.7%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	71,700	1,066,634
Korea Information Service, Inc.	35,000	666,055

(Cost $2,032,620)		1,732,689

Netherlands 3.7%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR)	51,800	2,072,000
IHC Caland NV	54,485	3,461,505
Vedior NV	247,258	4,029,663

(Cost $6,474,444)		9,563,168

Norway 0.7%
Tandberg ASA (c) (Cost $730,581)	147,200	1,828,866

Russia 1.0%
Mobile Telesystems (ADR) (Cost $504,171)	17,600	2,437,776

Spain 1.5%
ACS, Actividades de Construccion y Servicios SA	102,300	2,336,061
Amadeus Global Travel Distribution SA “A”	154,700	1,591,789

(Cost $2,346,013)		3,927,850

Sweden 1.0%
Eniro AB	197,200	2,017,877
Micronic Laser Systems AB*	60,700	609,704

(Cost $1,891,931)		2,627,581

Switzerland 0.5%
Micronas Semiconductor Holdings AG (Foreign Registered)* (Cost $1,028,882)	24,500	1,201,192

Taiwan 1.5%
Compal Electronics, Inc.	1,853,880	1,854,465
Siliconware Precision Industries Co.*	2,547,600	2,106,252

(Cost $4,479,402)		3,960,717

Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $1,494,304)	597,300	1,752,695

89

	Shares	Value ($)
United Kingdom 4.2%
Aegis Group PLC	1,195,335	2,478,520
ARM Holdings PLC (c)	738,941	1,567,657
John Wood Group PLC	296,959	763,977
Misys PLC	291,370	1,170,548
Taylor Nelson Sofres PLC	574,840	2,494,218
Viridian Group PLC	168,979	2,368,288

(Cost $11,563,963)		10,843,208

United States 33.5%
Advance Auto Parts, Inc.*	82,000	3,581,760
Affiliated Computer Services, Inc. “A”*	32,200	1,938,118
Allegheny Energy, Inc.* (c)	160,300	3,159,513
Applied Micro Circuits Corp.*	231,700	975,457
Caremark Rx, Inc.*	144,700	5,705,521
Carter’s, Inc.*	63,200	2,148,168
Celgene Corp.* (c)	82,600	2,191,378
Diebold, Inc.	39,700	2,212,481
EOG Resources, Inc.	31,500	2,247,840
Fiserv, Inc.*	92,600	3,721,594
Foundation Coal Holdings, Inc.	17,900	412,774
FTI Consulting, Inc.*	82,950	1,747,756
Gentex Corp.	49,500	1,832,490
GTECH Holdings Corp.	143,800	3,731,610
Harman International Industries, Inc.	41,900	5,321,300
Harris Interactive, Inc.*	144,600	1,142,340
Invitrogen Corp.*	37,400	2,510,662
Joy Global, Inc.	34,700	1,507,021
Kenneth Cole Productions, Inc. “A”	44,500	1,373,270
Lam Research Corp.*	45,700	1,321,187
LECG Corp.*	64,100	1,195,465
Legg Mason, Inc.	104,450	7,652,007
Mercury Interactive Corp.*	49,200	2,241,060
New York & Co., Inc.*	106,200	1,754,424
P.F. Chang’s China Bistro, Inc.*	47,600	2,682,260
Par Pharmaceutical Cos., Inc.*	53,800	2,226,244
Rowan Companies, Inc.*	43,400	1,124,060
Spinnaker Exploration Co.*	28,800	1,010,016
Symbol Technologies, Inc.	119,093	2,060,309
The First Marblehead Corp.*	62,900	3,538,125
Thoratec Corp.*	114,800	1,196,216
THQ, Inc.*	120,300	2,759,682
Waters Corp.*	64,400	3,013,276
Zions Bancorp.	64,000	4,353,920

(Cost $61,248,619)		85,589,304

Total Common Stocks (Cost $158,864,877)		240,532,570

Warrants 0.0%

Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	48,928

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $30,054,142)	30,054,142	30,054,142

Cash Equivalents 6.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $15,964,746)	15,964,746	15,964,746

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $204,884,614) (a)	112.1	286,600,386

Other Assets and Liabilities, Net	(12.1)	(30,914,007)

Net Assets	100.0	255,686,379

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $206,593,228. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $80,007,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,671,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,664,098.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $28,669,428, which is 11.2% of total net assets.
(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $49,763,481 and $50,081,920, respectively.

At December 31, 2004, the Global Discovery Portfolio had a net tax basis capital loss carryforward of approximately $42,800,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($11,900,000), December 31, 2010 ($25,700,000) and December 31, 2011 ($5,200,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

90

Financial Statements

Global Discovery Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value — including $28,669,428 of securities loaned (cost $158,865,726)	$240,581,498
Investment in Daily Assets Fund Institutional (cost $30,054,142)*	30,054,142
Investment in Scudder Cash Management QP Trust (cost $15,964,746)	15,964,746

Total investment in securities, at value (cost $204,884,614)	286,600,386

Foreign currency, at value (cost $102,603)	109,715
Receivable for investments sold	91,087
Dividends receivable	196,240
Interest receivable	36,393
Receivable for Portfolio shares sold	21,490
Foreign taxes recoverable	26,014
Other assets	6,703

Total assets	287,088,028

Liabilities
Payable upon return of securities loaned	30,054,142
Payable for Portfolio shares redeemed	1,027,603
Accrued management fee	205,410
Other accrued expenses and payables	114,494

Total liabilities	31,401,649

Net assets, at value	$255,686,379

Net Assets
Net assets consist of:
Undistributed net investment income	111,958
Net unrealized appreciation (depreciation) on:
Investments	81,715,772
Foreign currency related transactions	10,545
Accumulated net realized gain (loss)	(43,143,482)
Paid-in capital	216,991,586

Net assets, at value	$255,686,379

Class A
Net Asset Value, offering and redemption price per share ($232,068,523 ÷ 18,170,922 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.77
Class B
Net Asset Value, offering and redemption price per share ($23,617,856 ÷ 1,871,933 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.62

91

Statement of Operations for the year ended December 31, 2004
Investment Income
Income:

Dividends (net of foreign taxes withheld of $202,585)	$2,472,313
Interest — Scudder Cash Management QP Trust	114,567
Securities lending income, including income from Daily Assets Fund Institutional	118,790

Total Income	2,705,670

Expenses:
Management fee	2,073,565
Custodian fees	162,711
Accounting fees	180,569
Distribution service fees (Class B)	45,532
Record keeping fee (Class B)	14,005
Auditing	41,094
Legal	10,406
Trustees’ fees and expenses	8,209
Reports to shareholders	20,338
Other	14,336

Total expenses, before expense reductions	2,570,765
Expense reductions	(25,216)

Total expenses, after expense reductions	2,545,549

Net investment income (loss)	160,121

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	13,187,068

Foreign currency related transactions	(4,997)

13,182,071

Net unrealized appreciation (depreciation) during the period on:

Investments	33,488,353
Foreign currency related transactions	(272)
33,488,081

Net gain (loss) on investment transactions	46,670,152

Net increase (decrease) in net assets resulting from operations	$46,830,273

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

92

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$160,121	$406,219
Net realized gain (loss) on investment transactions	13,182,071	(3,501,571)
Net unrealized appreciation (depreciation) on investment transactions during the period	33,488,081	65,108,493

Net increase (decrease) in net assets resulting from operations	46,830,273	62,013,141

Distributions to shareholders from:

Net investment income:

Class A	(501,729)	(133,861)

Portfolio share transactions:

Class A

Proceeds from shares sold	33,267,780	36,495,865
Reinvestment of distributions	501,729	133,861
Cost of shares redeemed	(26,576,758)	(33,146,972)

Net increase (decrease) in net assets from Class A share transactions	7,192,751	3,482,754

Class B

Proceeds from shares sold	9,197,327	6,497,655
Cost of shares redeemed	(3,074,994)	(1,234,627)

Net increase (decrease) in net assets from Class B share transactions	6,122,333	5,263,028

Increase (decrease) in net assets	59,643,628	70,625,062
Net assets at beginning of period	196,042,751	125,417,689

Net assets at end of period (including undistributed net investment income of $111,958 and $396,318, respectively)	$255,686,379	$196,042,751

Other Information

Class A

Shares outstanding at beginning of period	17,610,512	17,358,587
Shares sold	2,966,838	4,275,233
Shares issued to shareholders in reinvestment of distributions	46,673	18,413
Shares redeemed	(2,453,101)	(4,041,721)
Net increase (decrease) in Portfolio shares	560,410	251,925

Shares outstanding at end of period	18,170,922	17,610,512

Class B

Shares outstanding at beginning of period	1,289,405	645,610
Shares sold	862,506	796,263
Shares redeemed	(279,978)	(152,468)

Net increase (decrease) in Portfolio shares	582,528	643,795

Shares outstanding at end of period	1,871,933	1,289,405

The accompanying notes are an integral part of the financial statements.

93

Financial Highlights

Global Discovery Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.38	$6.97	$8.70	$11.76	$13.18

Income (loss) from investment operations:

Net investment income (loss)[a]	.01	.02	(.00)[b]	(.00)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.41	3.40	(1.73)	(2.87)	(.62)

Total from investment operations	2.42	3.42	(1.73)	(2.87)	(.65)

Less distributions from:

Net investment income	(.03)	(.01)	—	—	(.11)
Net realized gains on investment transactions	—	—	—	(.19)	(.66)

Total distributions	(.03)	(.01)	—	(.19)	(.77)

Net asset value, end of period	$12.77	$10.38	$6.97	$8.70	$11.76

Total Return (%)	23.35	49.09	(19.89)	(24.59)	(5.29)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	183	121	150	159
Ratio of expenses before expense reductions (%)	1.18	1.18	1.19	1.23 [c]	1.28
Ratio of expenses after expense reductions (%)	1.18	1.18	1.19	1.22 [c]	1.28
Ratio of net investment income (loss) (%)	.09	.28	(.03)	.00 [d]	(.25)
Portfolio turnover rate (%)	24	41	47	56	66

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.25	$6.89	$8.62	$11.69	$13.11

Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	.00b	(.02)	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.38	3.36	(1.71)	(2.86)	(.61)

Total from investment operations	2.37	3.36	(1.73)	(2.88)	(.68)

Less distributions from:

Net investment income	—	—	—	—	(.08)
Net realized gains on investment transactions	—	—	—	(.19)	(.66)

Total distributions	—	—	—	(.19)	(.74)

Net asset value, end of period	$12.62	$10.25	$6.89	$8.62	$11.69

Total Return (%)	23.12 [e]	48.77	(20.07)	(24.96)	(5.42)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	13	4	7	11
Ratio of expenses before expense reductions (%)	1.52	1.43	1.44	1.48 [c]	1.53
Ratio of expenses after expense reductions (%)	1.39	1.43	1.44	1.47 [c]	1.53
Ratio of net investment income (loss) (%)	(.12)	.03	(.28)	(.25)	(.52)
Portfolio turnover rate (%)	24	41	47	56	66

[a]	Based on average shares outstanding during the period.
[b]	Less than $.005 per share
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, and 1.47% and 1.47% for Class A and Class B, respectively.
[d]	Less than .005%
[e]	Total return would have been less had certain expenses not been reduced.

94

Performance Summary December 31, 2004

International Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for Class B for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment

☐	International Portfolio — Class A

☐	MSCI EAFE® + Canada Index

☐	MSCI EAFE® Index

Yearly periods ended December 31

The Morgan Stanley Capital International (MSCI) Europe, Australasia, the Far East (EAFE®) + Canada Index is an unmanaged capitalization - weighted measure of stock markets in Europe, Australia, the Far East and Canada. Effective on July 12, 2004, MSCI EAFE Index replaced the MSCI EAFE + Canada Index as the portfolio’s benchmark index because the advisor believes it is more appropriate to measure the portfolio’s performance against the MSCI EAFE Index as it more accurately reflects the portfolio’s investment strategy. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume the reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

International Portfolio	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$11,653	$12,153	$6,579	$16,755
Average annual total return	16.53%	6.72%	-8.03%	5.30%

MSCI EAFE® + Canada Index
Growth of $10,000	$12,038	$14,132	$9,623	$17,810
Average annual total return	20.38%	12.22%	-.77%	5.94%

MSCI EAFE® Index
Growth of $10,000	$12,025	$14,008	$9,445	$17,273
Average annual total return	20.25%	11.89%	-1.13%	5.62%

International Portfolio	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$11,624	$12,063	$6,519	$12,160
Average annual total return	16.24%	6.45%	-8.20%	2.59%

MSCI EAFE® + Canada Index
Growth of $10,000	$12,038	$14,132	$9,623	$14,161
Average annual total return	20.38%	12.22%	-.77%	4.70%

MSCI EAFE® Index
Growth of $10,000	$12,025	$14,008	$9,445	$13,896
Average annual total return	20.25%	11.89%	-1.13%	4.43%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 8, 1997. Index returns begin May 31, 1997.

95

Information About Your Portfolio’s Expenses

International Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,140.50	$1,139.40
Expenses Paid per $1,000*	$5.73	$7.37

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,019.85	$1,018.31
Expenses Paid per $1,000*	$5.40	$6.96

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — International Portfolio	1.06%	1.37%

For more information, please refer to the Portfolio’s prospectus.

96

Management Summary December 31, 2004

International Portfolio

International equities delivered robust performance during 2004, as the continued strength in corporate earnings and worldwide economic growth provided a positive underpinning for the markets. Dollar-based investors gained an additional boost to returns from the rising value of foreign currencies in relation to the change to the US dollar. The portfolio produced a positive absolute return of 16.53% (Class A shares, unadjusted for contract charges), but lagged the 20.25% return of the MSCI EAFE Index.

Performance was helped by favorable stock selection within technology, where the stocks in the portfolio provided a return approximately three times that of the tech stocks in the benchmark. Returns were also helped considerably by the strong performance of our holdings in the materials sector, as stocks such as BHP Billiton PLC (1.7% of assets as of December 31), Companhia Vale do Rio Doce SA (1.3%), POSCO (0.5%) and Nippon Steel Corp. (1.4%) benefited from rising demand from China. Performance was hurt by our stock selection in the consumer discretionary area, where key detractors were Japanese stocks — such as Sharp Corp. (0.6%) and Nissan Motor Co., Ltd. (1.4%) — whose export revenues were hurt by the strength of the yen. Selection within health care also detracted, particularly a position in AstraZeneca PLC (1.2%).

We continue to emphasize companies whose pricing power will enable them to pass on rising input costs, which in turn will allow them to maintain their profit margins amid an environment of slow to moderate demand growth. In addition, we continue to look for opportunities to invest in companies positioned to capitalize on the rapid growth of Asian consumer spending.

Alex Tedder Matthias Knerr

Lead Manager Sangita Uberoi

Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

97

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Effective July 12, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index replaced the MSCI EAFE & Canada Index as the portfolio’s benchmark index because the advisor believes it is more appropriate to measure the portfolio’s performance against the MSCI EAFE Index as it more accurately reflects the portfolio’s investment strategy. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. For the year ended December 31, 2004, the MSCI EAFE & Canada Index returned 20.38%.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

98

Portfolio Summary

International Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks	100%	98%
Preferred Stocks	—	1%
Cash Equivalents	—	1%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Europe (excluding United Kingdom)	47%	49%
Japan	23%	19%
United Kingdom	21%	22%
Pacific Basin	6%	6%
Latin America	2%	2%
Australia	1%	1%
Africa	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Financials	30%	28%
Consumer Discretionary	13%	11%
Energy	10%	8%
Health Care	9%	9%
Telecommunication Services	8%	10%
Information Technology	7%	9%
Industrials	7%	10%
Materials	6%	7%
Utilities	5%	3%
Consumer Staples	5%	5%

	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 95. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

99

Investment Portfolio as of December 31, 2004

International Portfolio

	Shares	Value ($)
Common Stocks 98.4%

Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $6,304,217)	484,092	7,813,487

Austria 1.1%
Wienerberger AG (Cost $4,306,475)	129,371	6,181,039

Brazil 1.7%
Companhia Vale do Rio Doce SA (ADR)	245,006	7,107,624
Petroleo Brasileiro SA (ADR)	70,000	2,784,600

(Cost $4,918,652)		9,892,224

Finland 0.9%
Nokia Oyj	187,357	2,959,207
Nokia Oyj (ADR)	128,290	2,010,304

(Cost $5,651,581)		4,969,511

France 8.1%
BNP Paribas SA	125,370	9,082,807
France Telecom SA	246,100	8,148,696
PSA Peugeot Citroen	51,230	3,251,925
Sanofi-Aventis	104,730	8,370,428
Total SA (c)	79,513	17,368,138

(Cost $32,498,394)		46,221,994

Germany 6.6%
Adidas-Salomon AG	37,200	6,004,485
E.ON AG (c)	145,706	13,281,289
Hypo Real Estate Holdings AG*	179,000	7,420,824
Metro AG (c)	116,850	6,430,959
Siemens AG	51,470	4,364,141

(Cost $27,300,444)		37,501,698

Greece 2.0%
Alpha Bank AE	185,522	6,470,701
Hellenic Telecommunications Organization SA	280,520	5,040,743

(Cost $7,749,574)		11,511,444

Hong Kong 1.9%
Esprit Holdings Ltd.	1,271,748	7,690,012
Yue Yuen Industrial (Holdings) Ltd.	1,020,000	2,801,729

(Cost $8,064,895)		10,491,741

Hungary 0.9%
OTP Bank Rt (GDR) (Cost $1,828,875)	86,457	5,273,877

India 1.4%
ICICI Ltd.	454,102	3,803,246
Reliance Industries Ltd.	345,000	4,236,508

(Cost $7,289,137)		8,039,754

Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $3,985,984)	178,000	3,741,560

100

	Shares	Value ($)
Italy 5.1%
Banca Intesa SpA	1,567,400	7,541,928
Enel SpA	348,738	3,427,179
Eni SpA	465,920	11,665,416
Terna SpA (c)	2,290,050	6,567,902

(Cost $20,471,018)		29,202,425

Japan 22.6%
Aiful Corp.	38,656	4,251,519
Canon, Inc.	207,700	11,208,949
Credit Saison Co., Ltd.	85,000	3,094,076
Dai Nippon Printing Co., Ltd.	186,390	2,990,389
Daito Trust Construction Co., Ltd.	67,700	3,217,517
FANUC Ltd.	69,000	4,511,564
Hoya Corp.	58,500	6,605,299
Kirin Brewery Co., Ltd.	469,667	4,624,710
Mitsubishi Corp.	877,000	11,331,590
Mitsubishi Tokyo Financial Group, Inc.	636	6,454,963
Mitsui Fudosan Co., Ltd.	473,000	5,746,902
Mizuho Financial Group, Inc.	2,172	10,937,367
Nippon Mining Holdings, Inc.	552,000	2,596,506
Nippon Steel Corp. (c)	3,247,629	7,955,059
Nissan Motor Co., Ltd.	694,157	7,546,510
Sega Sammy Holdings, Inc. (c)	82,200	4,516,307
Sharp Corp.	212,269	3,465,659
Sony Corp.	131,016	5,063,173
Toyota Motor Corp.	389,500	15,850,639
Yamanouchi Pharmaceutical Co., Ltd. (c)	168,141	6,547,112

(Cost $100,247,019)		128,515,810

Korea 1.3%
POSCO	15,260	2,756,588
Samsung Electronics Co., Ltd.	10,127	4,407,084

(Cost $3,400,853)		7,163,672

Netherlands 3.2%
ING Groep NV	435,928	13,189,829
Koninklijke (Royal) Philips Electronics NV	189,230	5,018,183

(Cost $13,202,393)		18,208,012

Norway 1.7%
DNB NOR ASA	362,675	3,577,858
Statoil ASA	374,188	5,869,228

(Cost $7,576,649)		9,447,086

Russia 0.7%
Gazprom “S” (ADR) (Cost $3,826,258)	105,800	3,755,900

Singapore 0.8%
DBS Group Holdings Ltd. (Cost $4,531,753)	465,000	4,586,192

Spain 2.1%
Telefonica SA (Cost $6,661,728)	625,100	11,776,384

101

	Shares	Value ($)
Sweden 1.2%
Telefonaktiebolaget LM Ericsson “B” (c)* (Cost $2,489,579)	2,129,537	6,793,599

Switzerland 10.7%
Credit Suisse Group	162,200	6,818,363
Nestle SA (Registered)	56,379	14,750,464
Novartis AG (Registered)	152,475	7,683,421
Roche Holding AG	96,990	11,165,237
UBS AG (Registered)	173,897	14,581,900
Zurich Financial Services AG*	35,700	5,952,616

(Cost $43,653,253)		60,952,001

Taiwan 0.8%
Hon Hai Precision Industry Co., Ltd. (Cost $3,876,796)	984,000	4,564,468

Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $2,865,369)	1,107,165	3,248,824

United Kingdom 20.9%
AstraZeneca PLC	188,576	6,839,075
BAA PLC	434,555	4,872,329
BHP Billiton PLC	840,230	9,848,336
GlaxoSmithKline PLC	263,996	6,193,663
HSBC Holdings PLC	872,587	14,725,722
Imperial Tobacco Group PLC	297,000	8,136,908
National Grid Transco PLC	639,270	6,087,584
Prudential PLC	744,976	6,479,171
Royal Bank of Scotland Group PLC	457,319	15,382,692
Shell Transport & Trading Co., PLC	1,712,976	14,602,030
Smith & Nephew PLC	457,137	4,677,918
Vodafone Group PLC	5,909,062	16,024,556
WPP Group PLC	459,800	5,058,277

(Cost $90,717,681)		118,928,261

Total Common Stocks (Cost $413,418,577)		558,780,963

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional 2.25% (b)(d) (Cost $52,676,654)	52,676,654	52,676,654

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $466,095,231) (a)	107.6	611,457,617

Other Assets and Liabilities, Net	(7.6)	(43,437,058)

Net Assets	100.0	568,020,559

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $471,674,698. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $139,782,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,696,625 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,913,706.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $50,136,838, which is 8.8% of total net assets.
(d)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

Purchases and sales of investment securities (excluding short-term investments) for the years ended December 31, 2004 aggregated $368,418,412 and $381,395,485, respectively.

At December 31, 2004, the International Portfolio had a net tax basis capital loss carryforward of approximately $221,457,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($102,131,000), December 31, 2010 (105,374,000) and December 31, 2011 ($13,952,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

102

Financial Statements

International Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value — including $50,136,838 of securities loaned (cost $413,418,577)	$558,780,963
Investment in Daily Assets Fund Institutional (cost $52,676,654)*	52,676,654

Total investments in securities, at value (cost $466,095,231)	611,457,617

Cash	1,210,298
Foreign currency, at value (cost $8,293,061)	8,446,568
Receivable for investments sold	4,697,386
Dividends receivable	814,462
Interest receivable	19,369
Receivable for Portfolio shares sold	148,257
Foreign taxes recoverable	320,265
Other assets	16,435

Total assets	627,130,657

Liabilities
Payable upon return of securities loaned	52,676,654
Payable for investments purchased	1,134,458
Payable for Portfolio shares redeemed	4,698,481
Accrued management fee	401,748
Other accrued expenses and payables	198,757

Total liabilities	59,110,098

Net assets, at value	$568,020,559

Net Assets
Net assets consist of:

Undistributed net investment income	7,025,372

Net unrealized appreciation (depreciation) on:
Investments	145,362,386
Foreign currency related transactions	232,550
Accumulated net realized gain (loss)	(224,951,671)
Paid-in capital	640,351,922

Net assets, at value	$568,020,559

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($532,944,733 ÷ 56,078,328 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.50

Class B
Net Asset Value, offering and redemption price per share ($35,075,826 ÷ 3,699,485 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.48

*	Represents collateral on securities loaned.

103

Statement of Operations for the year ended December 31, 2004

Investment Income
Income:

Dividends (net of foreign taxes withheld of $1,225,430)	$10,321,390
Interest	147,796
Interest — Scudder Cash Management QP Trust	21,092
Securities lending income, including income from Daily Assets Fund Institutional	325,201

Total Income	10,815,479

Expenses:

Management fee	4,489,153
Custodian fees	378,957
Accounting fees	372,264
Distribution service fees (Class B)	70,912
Record keeping fees (Class B)	25,287
Auditing	43,570
Legal	10,558
Trustees’ fees and expenses	14,866
Reports to shareholders	34,648
Other	43,680

Total expenses, before expense reductions	5,483,895

Expense reductions	(13,797)
Total expenses, after expense reductions	5,470,098

Net investment income (loss)	5,345,381

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $99,642)	32,348,305
Foreign currency related transactions	2,033,411
Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions	—

34,381,716

Net unrealized appreciation (depreciation) during the period on:

Investments	41,879,708
Foreign currency related transactions	(5,542)
41,874,166

Net gain (loss) on investment transactions	76,255,882

Net increase (decrease) in net assets resulting from operations	$81,601,263

The accompanying notes are an integral part of the financial statements.

104

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$5,345,381	$5,716,911
Net realized gain (loss) on investment transactions	34,381,716	(4,157,550)
Net unrealized appreciation (depreciation) on investment transactions during the period	41,874,166	111,190,364

Net increase (decrease) in net assets resulting from operations	81,601,263	112,749,725

Distributions to shareholders from:

Net investment income:

Class A	(6,363,976)	(3,294,533)
Class B	(312,686)	(65,246)
Portfolio share transactions:

Class A
Proceeds from shares sold	57,653,358	144,783,011
Reinvestment of distributions	6,363,976	3,294,533
Cost of shares redeemed	(86,826,684)	(179,951,683)

Net increase (decrease) in net assets from Class A share transactions	(22,809,350)	(31,874,139)

Class B
Proceeds from shares sold	19,706,198	13,693,862
Reinvestment of distributions	312,686	65,246
Cost of shares redeemed	(13,535,303)	(1,831,157)

Net increase (decrease) in net assets from Class B share transactions	6,483,581	11,927,951

Increase (decrease) in net assets	58,598,832	89,443,758
Net assets at beginning of period	509,421,727	419,977,969

Net assets at end of period (including undistributed net investment income of $7,025,372 and $6,422,885, respectively)	$568,020,559	$509,421,727

Other Information

Class A
Shares outstanding at beginning of period	58,747,179	63,268,457
Shares sold	6,770,517	21,527,511
Shares issued to shareholders in reinvestment of distributions	763,983	522,046
Shares redeemed	(10,203,351)	(26,570,835)
Net increase (decrease) in Portfolio shares	(2,668,851)	(4,521,278)

Shares outstanding at end of period	56,078,328	58,747,179

Class B
Shares outstanding at beginning of period	2,910,661	1,173,516
Shares sold	2,359,763	1,976,109
Shares issued to shareholders in reinvestment of distributions	37,537	10,356
Shares redeemed	(1,608,476)	(249,320)

Net increase (decrease) in Portfolio shares	788,824	1,737,145

Shares outstanding at end of period	3,699,485	2,910,661

The accompanying notes are an integral part of the financial statements.

105

Financial Highlights

International Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$8.26	$6.52	$8.05	$14.26	$20.34

Income (loss) from investment operations:

Net investment income[a]	.09	.09	.05	.06	.08
Net realized and unrealized gain (loss) on investment transactions	1.26	1.70	(1.52)	(3.97)	(4.24)

Total from investment operations	1.35	1.79	(1.47)	(3.91)	(4.16)

Less distributions from:

Net investment income	(.11)	(.05)	(.06)	(.05)	(.09)
Net realized gains on investment transactions	—	—	—	(2.25)	(1.83)

Total distributions	(.11)	(.05)	(.06)	(2.30)	(1.92)

Net asset value, end of period	$9.50	$8.26	$6.52	$8.05	$14.26

Total Return (%)	16.53	27.75	(18.37)	(30.86)	(21.70)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	533	485	412	513	720
Ratio of expenses before expense reductions (%)	1.04	1.05	1.03	1.01 [b]	.96
Ratio of expenses after expense reductions (%)	1.04	1.05	1.03	1.00 [b]	.96
Ratio of net investment income (loss) (%)	1.05	1.32	.73	.64	.48
Portfolio turnover rate (%)	73	119	123	105	79

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$8.24	$6.50	$8.03	$14.19	$20.24

Income (loss) from investment operations:

Net investment income[a]	.06	.07	.04	.05	.04
Net realized and unrealized gain (loss) on investment transactions	1.27	1.71	(1.53)	(3.94)	(4.22)

Total from investment operations	1.33	1.78	(1.49)	(3.89)	(4.18)

Less distributions from:

Net investment income	(.09)	(.04)	(.04)	(.02)	(.04)
Net realized gains on investment transactions	—	—	—	(2.25)	(1.83)

Total distributions	(.09)	(.04)	(.04)	(2.27)	(1.87)

Net asset value, end of period	$9.48	$8.24	$6.50	$8.03	$14.19

Total Return (%)	16.24 [c]	27.52	(18.62)	(30.81)	(21.89)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	24	8	3	.77
Ratio of expenses before expense reductions (%)	1.38	1.32	1.28	1.26 [b]	1.21
Ratio of expenses after expense reductions (%)	1.35	1.32	1.28	1.25 [b]	1.21
Ratio of net investment income (loss) (%)	.74	1.05	.48	.39	.23
Portfolio turnover rate (%)	73	119	123	105	79

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, and 1.25% and 1.25% for Class A and Class B, respectively.
[c]	Total return would have been lower had certain expenses not been reduced.

106

Performance Summary December 31, 2004

Health Sciences Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This portfolio is subject to stock market risk. The portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐	Health Sciences Portfolio — Class A*

☐	S&P 500 Index

☐	Goldman Sachs Healthcare Index

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)

Health Sciences Portfolio	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,959	$11,268	$12,000
Average annual total return	9.59%	4.06%	5.10%

S&P 500 Index
Growth of $10,000	$11,088	$11,115	$10,310
Average annual total return	10.88%	3.59%	.84%

Goldman Sachs Healthcare Index
Growth of $10,000	$10,627	$10,339	$10,590
Average annual total return	6.27%	1.12%	1.57%

Health Sciences Portfolio	1-Year	Life of Class**
Class B
Growth of $10,000	$10,917	$14,722
Average annual total return	9.17%	16.71%

S&P 500 Index
Growth of $10,000	$11,088	$12,800
Average annual total return	10.88%	10.38%

Goldman Sachs Healthcare Index
Growth of $10,000	$10,627	$12,678
Average annual total return	6.27%	9.91%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.
**	The Portfolio commenced selling Class B shares on July 1, 2002. Index returns begin June 30, 2002.

107

Information About Your Portfolio’s Expenses

Health Sciences Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004

	Class A	Class B
Actual Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,048.00	$1,045.70
Expenses Paid per $1,000*	$4.53	$6.47

	Class A	Class B
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$1,000.00	$1,000.00
Ending Account Value 12/31/04	$1,020.78	$1,018.88
Expenses Paid per $1,000*	$4.47	$6.39

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

	Class A	Class B
Annualized Expense Ratios
Scudder Variable Series I — Health Sciences Portfolio	.88%	1.26%

For more information, please refer to the Portfolio’s prospectus.

108

Management Summary December 31, 2004

Health Sciences Portfolio

The health care sector slightly underperformed the broader market during 2004, as safety concerns about Merck & Co. Inc.’s pain medication Vioxx and Pfizer Inc.’s drug Celebrex led to substantial weakness in the two pharmaceutical giants. However, the rising market helped propel a number of individual stocks to double-digit returns, so diversification and stock selection were critical. In this environment, the portfolio provided a total return of 9.59% (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor’s 500 (S&P 500) Index returned 10.88% and the Goldman Sachs Healthcare Index returned 6.27%.

The portfolio generated strong performance within the service area during the period, where prescription benefit management companies such as Caremark Rx Inc. (2.90% of portfolio assets as of 12/31/04) produced strong gains. One of the portfolio’s most disappointing positions was Eli Lilly & Co. (0.86% of portfolio assets as of 12/31/04), where safety issues surfaced over the company’s major drug used to treat schizophrenia and bipolar disorder.

Although health care stocks experienced a difficult year, the industry should continue to benefit from increased demand from an aging global population and from new technologies and products that can treat illnesses more effectively and with fewer side effects. In addition, the re-election of President Bush and the Republican Congress should be favorable for health care stocks. We believe our focus on individual company research will enable us to build a portfolio of the most attractive companies within this dynamic and fast-growing industry.

James E. Fenger

Leefin Lai

Co-Managers

Thomas Bucher

Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is a market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

109

Portfolio Summary

Health Sciences Portfolio

Asset Allocation (Excludes Securities Lending Collateral)

	12/31/04	12/31/03
Common Stocks	97%	96%
Cash Equivalents	3%	4%

	100%	100%

Industry Diversification (Excludes Cash Equivalents and Securities Lending Collateral)

	12/31/04	12/31/03
Pharmaceuticals	33%	38%
Biotechnology	27%	25%
Medical Supply & Specialty	17%	17%
Health Care Services	16%	15%
Hospital Management	4%	2%
Life Sciences Equipment	3%	3%

	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 106. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

110

Investment Portfolio as of December 31, 2004

Health Sciences Portfolio

	Shares	Value ($)
Common Stocks 96.8%

Health Care 96.8%

Biotechnology 26.6%
Actelion Ltd.*	8,300	852,555
Alkermes, Inc.*	40,900	576,281
Amgen, Inc.*	87,350	5,603,502
Amylin Pharmaceuticals, Inc.*	72,300	1,688,928
Axonyx, Inc.* (c)	49,500	306,900
Biogen Idec, Inc.*	22,820	1,520,040
Celgene Corp.*	43,000	1,140,790
Discovery Laboratories, Inc.*	77,500	614,575
DOV Pharmaceutical, Inc.* (c)	57,000	1,028,850
Encysive Pharmaceuticals, Inc.*	85,200	846,036
Eyetech Pharmaceuticals, Inc.*	16,600	755,300
Gen-Probe, Inc.*	27,800	1,256,838
Genentech, Inc.*	37,000	2,014,280
Genzyme Corp.*	49,900	2,897,693
Gilead Sciences, Inc.*	86,200	3,016,138
GPC Biotech AG (ADR)* (c)	60,512	883,778
Incyte Corp.*	50,400	503,496
Keryx Biopharmaceuticals, Inc.*	18,800	217,516
MedImmune, Inc.*	36,900	1,000,359
MGI Pharma, Inc.*	70,800	1,983,108
Millennium Pharmaceuticals, Inc.*	110,100	1,334,412
Myogen, Inc.* (c)	22,500	181,575
Neurocrine Biosciences, Inc.*	21,900	1,079,670
Onyx Pharmaceuticals, Inc.*	16,200	524,718
OSI Pharmaceuticals, Inc.*	11,400	853,290
Rigel Pharmaceuticals, Inc.*	49,000	1,196,580
Telik, Inc.*	31,200	597,168

		34,474,376

Health Care Services 15.7%
Aetna, Inc.	19,100	2,382,725
Allscripts Healthcare Solutions, Inc.*	108,300	1,155,561
Cardinal Health, Inc.	14,400	837,360
Caremark Rx, Inc.*	96,900	3,820,767
Covance, Inc.*	19,500	755,625
Humana, Inc.*	39,100	1,160,879
Medco Health Solutions, Inc.*	16,584	689,894
PSS World Medical, Inc.*	59,500	744,643
UnitedHealth Group, Inc.	54,000	4,753,620
WellPoint, Inc.*	34,900	4,013,500

		20,314,574

Hospital Management 4.6%
Community Health Systems, Inc.*	72,300	2,015,724
Kindred Healthcare, Inc.*	55,500	1,662,225
Manor Care, Inc.	29,300	1,038,099
PacifiCare Health Systems, Inc.*	20,800	1,175,616

		5,891,664

Life Sciences Equipment 2.9%
Charles River Laboratories International, Inc.*	45,200	2,079,652
Invitrogen Corp.*	10,500	704,865
PerkinElmer, Inc.	41,700	937,833

		3,722,350

111

	Shares	Value ($)
Medical Supply & Specialty 15.1%
Advanced Medical Optics, Inc.*	17,100	703,494
Beckman Coulter, Inc.	9,500	636,405
Boston Scientific Corp.*	18,600	661,230
C.R. Bard, Inc.	20,400	1,305,192
Cytyc Corp.*	48,300	1,331,631
Elekta AB “B”*	43,100	1,242,009
Fisher Scientific International, Inc.*	43,100	2,688,578
I-Flow Corp.*	33,600	612,528
Kyphon, Inc.*	33,800	870,688
Medtronic, Inc.	33,100	1,644,077
Nobel Biocare Holding AG	10,600	1,920,324
Smith & Nephew PLC	93,865	960,528
St. Jude Medical, Inc.*	17,100	717,003
Stryker Corp.	25,800	1,244,850
Varian Medical Systems, Inc.*	22,800	985,872
Zimmer Holdings, Inc.*	25,000	2,003,000

		19,527,409

Pharmaceuticals 31.9%
Abbott Laboratories	83,500	3,895,275
Alcon, Inc.	5,600	451,360
Allergan, Inc.	19,500	1,580,865
AstraZeneca PLC	28,468	1,032,447
Barrier Therapeutics, Inc.*	37,500	622,500
Elan Corp. PLC (ADR)* (c)	84,100	2,291,725
Eli Lilly & Co.	19,900	1,129,325
Eon Labs, Inc.*	20,300	548,100
IVAX Corp.*	102,325	1,618,781
Johnson & Johnson	20,200	1,281,084
Medicis Pharmaceutical Corp. “A”	22,200	779,442
Novartis AG (Registered)	73,576	3,707,594
Pfizer, Inc.	87,040	2,340,506
Pharmion Corp.*	19,800	835,758
Roche Holding AG	26,398	3,038,869
Sanofi-Aventis	24,250	1,938,154
Schering-Plough Corp.	180,100	3,760,488
Sepracor, Inc.*	21,100	1,252,707
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	958,506
Valeant Pharmaceuticals International	43,000	1,133,050
Watson Pharmaceuticals, Inc.*	20,700	679,167
Wyeth	108,800	4,633,792
Yamanouchi Pharmaceutical Co., Ltd.	44,000	1,713,282

		41,222,777

Total Common Stocks (Cost $98,023,989)		125,153,150

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $3,116,500)	3,116,500	3,116,500

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,396,350)	3,396,350	3,396,350

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,536,839) (a)	101.8	131,666,000
Other Assets and Liabilities, Net	(1.8)	(2,332,373)

Net Assets	100.0	129,333,627

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $105,244,036. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $26,421,964. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,654,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,232,260.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $3,026,640, which is 2.3% of total net assets.
(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $99,144,186 and $92,031,653, respectively.

At December 31, 2004, the Health Sciences Portfolio had a net tax basis capital loss carryforward of approximately $5,204,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($2,962,000) and December 31, 2011 ($2,242,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

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Financial Statements

Health Sciences Portfolio

Statement of Assets and Liabilities as of December 31, 2004

Assets
Investments:

Investments in securities, at value — including $3,026,640 of securities loaned (cost $98,023,989)	$125,153,150
Investment in Daily Assets Fund Institutional (cost $3,116,500)*	3,116,500
Investment in Scudder Cash Management QP Trust (cost $3,396,350)	3,396,350
Total investments in securities, at value (cost $104,536,839)	131,666,000
Foreign currency, at value (cost $161,774)	162,077
Receivable for investments sold	1,039,896
Dividends receivable	3,420
Interest receivable	6,711
Receivable for Portfolio shares sold	11,158
Foreign taxes recoverable	8,095
Other assets	5,609

Total assets	132,902,966

Liabilities
Payable upon return of securities loaned	3,116,500
Payable for investments purchased	259,663
Payable for Portfolio shares redeemed	44,346
Accrued management fee	79,673
Other accrued expenses and payables	69,157

Total liabilities	3,569,339

Net assets, at value	$129,333,627

Net Assets
Net assets consist of:

Accumulated net investment loss	(283)
Net unrealized appreciation (depreciation) on:

Investments	27,129,161
Foreign currency related transactions	1,126
Accumulated net realized gain (loss)	(5,911,665)
Paid-in capital	108,115,288

Net assets, at value	$129,333,627

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($108,849,028 ÷ 9,070,686 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.00
Class B
Net Asset Value, offering and redemption price per share ($20,484,599 ÷ 1,720,377 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.91

*	Represents collateral on securities loaned.

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Statement of Operations for the year ended December 31, 2004
Investment Income
Income:

Dividends (net of foreign taxes withheld of $24,700)	$657,189
Interest — Scudder Cash Management QP Trust	48,482
Securities lending income, including income from Daily Assets Fund Institutional	22,564

Total Income	728,235

Expenses:

Management fee	925,788
Custodian fees	28,505
Accounting fees	72,604
Distribution service fees (Class B)	40,385
Record keeping fees (Class B)	21,221
Auditing	33,939
Trustees’ fees and expenses	6,701
Reports to shareholders	20,587
Other	4,539

Total expenses, before expense reductions	1,154,269
Expense reductions	(2,020)

Total expenses, after expense reductions	1,152,249

Net investment income (loss)	(424,014)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	5,598,324
Foreign currency related transactions	(26,770)

5,571,554

Net unrealized appreciation (depreciation) during the period on:

Investments	5,777,160
Foreign currency related transactions	321
5,777,481

Net gain (loss) on investment transactions	11,349,035

Net increase (decrease) in net assets resulting from operations	$10,925,021

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:

Net investment income (loss)	$(424,014)	$(234,147)
Net realized gain (loss) on investment transactions	5,571,554	(1,611,899)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,777,481	27,513,109

Net increase (decrease) in net assets resulting from operations	10,925,021	25,667,063

Portfolio share transactions:

Class A
Proceeds from shares sold	14,603,543	17,907,340
Cost of shares redeemed	(16,500,791)	(9,770,087)

Net increase (decrease) in net assets from Class A share transactions	(1,897,248)	8,137,253

Class B
Proceeds from shares sold	9,015,887	9,800,801
Cost of shares redeemed	(1,312,710)	(305,900)

Net increase (decrease) in net assets from Class B share transactions	7,703,177	9,494,901

Increase (decrease) in net assets	16,730,950	43,299,217
Net assets at beginning of period	112,602,677	69,303,460

Net assets at end of period (including accumulated net investment loss of $283 and $0, respectively)	$129,333,627	$112,602,677

Other Information
Class A
Shares outstanding at beginning of period	9,253,001	8,419,124
Shares sold	1,284,769	1,933,592
Shares redeemed	(1,467,084)	(1,099,715)
Net increase (decrease) in Portfolio shares	(182,315)	833,877

Shares outstanding at end of period	9,070,686	9,253,001

Class B
Shares outstanding at beginning of period	1,034,876	39,123
Shares sold	802,351	1,024,680
Shares redeemed	(116,850)	(28,927)
Net increase (decrease) in Portfolio shares	685,501	995,753

Shares outstanding at end of period	1,720,377	1,034,876

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Health Sciences Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.95	$8.19	$10.65	$10.00

Income (loss) from investment operations:

Net investment income (loss)[c]	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.08	2.78	(2.43)	.67

Total from investment operations	1.05	2.76	(2.46)	.65

Net asset value, end of period	$12.00	$10.95	$8.19	$10.65

Total Return (%)	9.59	33.70	(23.10)	6.50[d]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	101	69	56
Ratio of expenses before expense reductions (%)	.88	.87	.91	1.40	*
Ratio of expenses after expense reductions (%)	.88	.87	.91	.95	*
Ratio of net investment income (loss) (%)	(.29)	(.24)	(.38)	(.25	)*
Portfolio turnover rate (%)	77	64	53	34	*

Class B

	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.91	$8.19	$8.09

Income (loss) from investment operations:

Net investment income (loss)[c]	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.08	2.79	.14

Total from investment operations	1.00	2.72	.10

Net asset value, end of period	$11.91	$10.91	$8.19

Total Return (%)	9.17	33.21	1.24	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	11	.3
Ratio of expenses (%)	1.27	1.26	1.16	*
Ratio of net investment income (loss) (%)	(.68)	(.63)	(.92	)*
Portfolio turnover rate (%)	77	64	53

[a]	For the period May 1, 2001 (commencement of operations) to December 31, 2001.
[b]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

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Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series I (the “Series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of nine diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

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Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market Portfolio, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate credit and liquidity risk associated with such investments. During the year ended December 31, 2004, the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio loaned securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market Portfolio, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

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The liability representing the Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency

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contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Bond Portfolio, Balanced Portfolio, Global Discovery Portfolio and International Portfolio each entered into forward foreign currency exchange contracts during the year ended December 31, 2004.

Mortgage Dollar Rolls. Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

The Bond Portfolio and Balanced Portfolio entered into mortgage dollar rolls during the year ended December 31, 2004.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

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Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2004, the Portfolios’ components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
Money Market Portfolio	3,677	—	(2,640)	—
Bond Portfolio	6,852,582	990,607	—	1,900,706
Balanced Portfolio	2,547,560	—	(15,900,000)	12,749,882
Growth and Income Portfolio	2,360,421	—	(35,930,000)	31,556,288
Capital Growth Portfolio	6,697,719	—	(232,875,000)	148,965,119
21st Century Growth Portfolio	—	—	(25,411,000)	10,710,583
Global Discovery Portfolio	1,417,370	—	(42,800,000)	80,007,158
International Portfolio	9,108,896	—	(221,457,000)	139,782,919
Health Sciences Portfolio	—	—	(5,204,000)	26,421,964

In addition, the tax character of distributions paid by the Portfolios are summarized as follows:

Portfolio	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
	2004	2003	2004	2003
Money Market Portfolio	540,356	706,913	—	—
Bond Portfolio	6,665,081	7,871,344	—	—
Balanced Portfolio	2,400,327	3,267,657	—	—
Growth and Income Portfolio	1,352,130	1,547,438	—	—
Capital Growth Portfolio	3,797,565	2,603,548	—	—
21st Century Growth Portfolio	—	—	—	—
Global Discovery Portfolio	501,729	133,861	—	—
International Portfolio	6,676,662	3,359,779	—	—
Health Sciences Portfolio	—	—	—	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

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Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses, such as reports to shareholders and legal fees, are allocated among the Portfolios.

Other. For the Money Market Portfolio, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Series’ management agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market Portfolio	0.370%
Bond Portfolio	0.475%
Balanced Portfolio	0.475%
Growth and Income Portfolio	0.475%
21st Century Growth Portfolio	0.875%
Global Discovery Portfolio	0.975%

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in Bond Portfolio and Balanced Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from Bond Portfolio and Balanced Portfolio.

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For the period May 1, 2004 through April 30, 2005, the Advisor and certain of its subsidiaries have agreed to limit their fees and reimburse expenses of each class of the 21st Century Growth Portfolio and Global Discovery Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.50% and Class B at 1.75% for 21st Century Growth Portfolio and Class A at 1.25% and Class B at 1.65% for Global Discovery Portfolio.

Capital Growth Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2004, the Capital Growth Portfolio incurred a management fee equivalent to an annualized effective rate of 0.468% of the Portfolio’s average daily net assets.

International Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2004, International Portfolio incurred a management fee equivalent to an annualized effective rate of 0.87% of the Portfolio’s average daily net assets. DeAMIS serves as subadvisor with respect to the investment and reinvestment of assets in the International Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from the International Portfolio.

The Health Sciences Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the year ended December 31, 2004, Health Sciences Portfolio incurred a management fee equivalent to an annualized effective rate of 0.750% of the Portfolio’s average daily net assets.

For the period May 1, 2004 through April 30, 2005, the Advisor and certain of its subsidiaries have agreed to limit their fees and reimburse expenses of each class of the Health Sciences Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.35%.

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In addition, for the period September 1, 2004 through December 31, 2004, the Advisor agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio
21st Century Growth Portfolio Class A	1.25%
21st Century Growth Portfolio Class B	1.25%
Global Discovery Portfolio Class A	1.24%
Global Discovery Portfolio Class B	1.24%
Balanced Portfolio Class A	1.00%
Bond Portfolio Class A	.71%
Capital Growth Portfolio Class A	1.08%
Capital Growth Portfolio Class B	1.08%
Growth and Income Portfolio Class A	1.09%
Growth and Income Portfolio Class B	1.09%
International Portfolio Class A	1.37%
International Portfolio Class B	1.37%
Money Market Portfolio	.68%

Under this arrangement, the Advisor reimbursed 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio $11,805, $22,685 and $9,159, respectively, for expenses.

The Portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolios. The amounts for 2002 and 2003 are as follows:

Portfolio	Amount ($)
	2002	2003
Money Market Portfolio	45	26
Bond Portfolio	58	58
Balanced Portfolio	48	44
Growth and Income Portfolio	51	50
Capital Growth Portfolio	201	209
21st Century Growth Portfolio	12	15
Global Discovery Portfolio	45	53
International Portfolio	150	143
Health Sciences Portfolio	25	31

The Trustees authorized the Series on behalf of each Portfolio to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Series. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

Scudder Distributors, Inc. (“SDI”), also an affiliate of the Advisor, is the Series’ Distributor. In

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accordance with the Master Distribution Plan, SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio’s Statement of Operations.

The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees’ fees and expenses for each Portfolio for the year ended December 31, 2004 are detailed in each Portfolio’s Statement of Operations.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Scudder Cash Management QP Trust (the ``QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

C. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Portfolios, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market Portfolio	1,507
Bond Portfolio	2,313
Balanced Portfolio	2,027
Growth and Income Portfolio	2,376
Capital Growth Portfolio	6,130
21st Century Growth Portfolio	1,447
Global Discovery Portfolio	2,531
International Portfolio	4,638
Health Sciences Portfolio	1,941

In addition, Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ expenses. During the year ended December 31, 2004, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market Portfolio	81
Bond Portfolio	888
Balanced Portfolio	1,561
Growth and Income Portfolio	27
Capital Growth Portfolio	129
21st Century Growth Portfolio	42
Health Sciences Portfolio	79

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D. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the following Portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Bond Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	1,328,055	AUD	1,767,911	3/9/2005	50,322
USD	145,000	BRL	441,888	1/28/2005	19,179
USD	1,926,037	EUR	1,476,874	1/14/2005	81,591
USD	30,000	EUR	23,751	1/28/2005	2,289
GBP	229,990	USD	442,685	3/9/2005	3,028
USD	80,000	IDR	747,680,000	1/27/2005	479
USD	70,000	INR	3,118,500	1/27/2005	1,596
USD	441,250	INR	19,748,144	3/9/2005	11,017
USD	881,204	JPY	91,383,498	3/9/2005	14,886
USD	156,511	MXN	1,780,000	1/27/2005	2,413
USD	60,000	MXN	690,480	1/27/2005	1,648
USD	74,000	RUB	2,112,700	1/27/2005	2,240
USD	882,500	RUB	24,815,900	3/9/2005	14,761
USD	1,328,055	SEK	8,929,178	3/9/2005	16,695
USD	70,000	TRL	113,120,000,000	1/27/2005	12,583
USD	60,000	TRL	89,880,000,000	1/27/2005	5,617
USD	70,000	TRL	103,773,110,000	1/27/2005	5,759

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	70,000	TWD	2,244,900	1/27/2005	924
USD	441,250	TWD	14,274,438	3/9/2005	10,704

Total unrealized appreciation					257,731

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
BRL	236,720	USD	80,000	1/28/2005	(7,951)
BRL	205,168	USD	73,722	1/28/2005	(2,506)
EUR	4,380,162	USD	5,271,524	1/14/2005	(682,767)
EUR	1,456,110	USD	1,791,015	1/14/2005	(188,387)
EUR	438,000	USD	553,098	1/27/2005	(42,361)
EUR	15,036	USD	20,000	1/27/2005	(441)
EUR	665,492	USD	885,370	3/9/2005	(19,828)
MXN	2,137,405	USD	190,000	1/27/2005	(834)
MXN	3,770,000	USD	324,734	1/27/2005	(11,863)
MXN	1,689,420	USD	150,000	1/27/2005	(836)
MXN	20,513,595	USD	1,751,203	3/9/2005	(67,058)
NZD	1,884,033	USD	1,328,055	3/9/2005	(22,220)
TRL	95,960,000,000	USD	61,758	1/27/2005	(8,297)
USD	50,000	UAH	280,000	9/15/2005	(2,381)

Total unrealized depreciation					(1,057,730)

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Balanced Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	125,424	EUR	94,300	1/27/2005	2,776
USD	122,330	INR	5,460,000	1/27/2005	3,123
USD	374,386	JPY	38,500,000	1/27/2005	2,048
AUD	160,000	NZD	175,789	1/27/2005	995
AUD	160,000	NZD	175,789	1/27/2005	433
USD	125,388	JPY	13,100,000	1/27/2005	2,698
USD	123,167	TWD	3,990,000	1/27/2005	2,891
AUD	160,000	NZD	171,074	1/27/2005	4,949
USD	247,071	RUB	6,960,000	1/27/2005	4,090
USD	247,287	SEK	1,700,000	1/27/2005	8,591
EUR	94,418	SEK	846,000	1/27/2005	2,624

Total unrealized appreciation					35,218

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
NZD	526,158	AUD	475,000	1/27/2005	(364)
NZD	526,158	AUD	475,000	1/27/2005	(6,959)
NZD	171,074	AUD	160,000	1/27/2005	(2,982)
EUR	94,418	SEK	846,000	1/27/2005	(3,648)
EUR	75,000	USD	98,710	1/27/2005	(3,252)
EUR	93,000	USD	123,549	1/27/2005	(2,884)
EUR	52,510	USD	67,835	3/9/2005	(3,589)
EUR	54,622	USD	70,431	3/9/2005	(61)
EUR	54,751	USD	70,906	3/9/2005	(3,566)
EUR	7,700	USD	10,048	3/9/2005	(426)
EUR	5,114	USD	6,790	3/9/2005	(166)

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	16,034	USD	20,902	3/9/2005	(907)
GBP	67,000	USD	123,963	1/27/2005	(4,426)
JPY	13,000,000	USD	126,275	1/27/2005	(833)
MXN	460,000	USD	40,406	1/27/2005	(664)
MXN	20,000,751	USD	1,719,164	3/9/2005	(14,634)

Total unrealized depreciation					(49,361)

Currency Abbreviations

AUD	Australian Dollar	INR	Indian Rupee	SEK	Swedish Krona
BRL	Brazilian Real	JPY	Japanese Yen	TRL	Turkish Lira
EUR	Euro	MXN	Mexican Peso	TWD	Taiwan Dollar
GBP	British Pounds	NZD	New Zealand Dollar	UAH	Ukraine Hryvna
IDR	Indonesian Rupiah	RUB	Russian Ruble	USD	United States Dollar

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E. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 49% and 15%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 32%, 25% and 11%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 34% and 15%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 29%, 21% and 20%, respectively. Four Participating Insurance Companies were owners of record of 60%, 17%, 12% and 10%, respectively, of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 44%, 16% and 12%, respectively. One Participating Insurance Company was owner of record of 85% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63%, 21% and 13%, respectively. One Participating Insurance Company was owner of record of 89% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54%, 22% and 11%, respectively. Two Participating Insurance Companies were owners of record of 65% and 22%, respectively, of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 22%, 18% and 14%, respectively. One Participating Insurance Company was owner of record of 86% of the total outstanding Class B shares of the Portfolio.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 23%, respectively. One Participating Insurance Company was owner of record of 83% of the total outstanding Class B shares of the Portfolio.

F. Line of Credit

The Series and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

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G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Mergers

On December 13, 2004, the Board of Scudder Variable Series I (the “Series”) approved, in principle, the merger of Balanced Portfolio into Scudder Total Return Portfolio and 21st Century Growth Portfolio into Scudder Small Cap Growth Portfolio, Scudder portfolios managed by the same portfolio management team.

Completion of the mergers are subject to a number of conditions, including final approval by the Series’ Board and approval by the shareholders of the Balanced Portfolio and the 21st Century Growth Portfolio at their respective shareholder meetings expected to be held within approximately the next four months.

I. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed International Portfolio $1,083 for losses incurred in violation of investment restrictions.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Series I (the “Series”) at December 31, 2004 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2005

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Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Bond Portfolio designates approximately $1,100,000 as capital gain dividends for its year ended December 31, 2004, of which 100% represents 15% rate gains.

Pursuant to Section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 2004 which qualify for the dividends received deduction are as follows: Balanced Portfolio 50%, Growth and Income Portfolio 100%, Capital Growth Portfolio 100% and Global Discovery Portfolio 60%.

International Portfolio paid foreign taxes of $1,330,532 and earned $7,639,065 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, International Portfolio designates $.03 per share as foreign taxes paid and $.13 per share as income earned from foreign sources for the year ended December 31, 2004.

Global Discovery Portfolio paid foreign taxes of $202,861 and earned $946,697 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, Global Discovery Portfolio designates $.02 per share as foreign taxes paid and $.05 per share as income earned from foreign sources for the year ended December 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Proxy Voting

A description of the series’ policies and procedures for voting proxies for portfolio securities and information about how the series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the series’ policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

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Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	46

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46

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Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)

Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[3]	Address: 345 Park Avenue, New York, New York
[4]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

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Notes

134

Notes

135

Notes

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About the Series’ Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

137

SCUDDER VARIABLE SERIES II

PART C – OTHER INFORMATION

Item 15.	Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions.”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16.	Exhibits.

Exhibit 1	(a)	Amended and Restated Agreement and Declaration of Trust, dated April 24, 1998. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed April 28, 1998.)

	(b)	Certificate of Amendment of Declaration of Trust, dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)

	(c)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed on September 1, 1999.)

	(d)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated July 14, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed on September 1, 1999.)

	(e)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated September 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement, filed on October 29, 1999.)

	(f)	Redesignation of Series dated May 1, 2000. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed on May 1, 2000.)

	(g)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated January 24, 2001. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on February 15, 2001.)

	(h)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(i)	Redesignation of Series dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on February 15, 2001.)

	(j)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(k)	Certificate of Amendment of Declaration of Trust, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on February 15, 2001.)

	(l)	Redesignation of Series for SVS Dreman Small Cap Value Portfolio, dated January 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration statement, filed on February 13, 2002.)

	(m)	Establishment and Designation of Series of Shares of Beneficial Interest for SVS MFS Strategic Value Portfolio dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(n)	Establishment and Designation of Class of Shares of Beneficial Interest dated November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(o)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, dated January 15, 2003. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

	(p)	Establishment and Designation of Classes of Shares of Beneficial Interest, No Par Value Going Forth, dated January 15, 2003. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

	(q)	Redesignation of Series of Shares of Beneficial Interest as Scudder High Income Portfolio, dated September 2002. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(r)	Establishment and Designation of Classes of Shares of Beneficial Interest, as Scudder Strategic Income Portfolio, dated January 15, 2003. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(s)	Redesignation of Series of Shares of Beneficial Interest as Scudder Fixed Income Portfolio, dated January 15, 2003. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(t)	Amended and Restated Establishment and Designation of Classes of Series of Shares of Beneficial Interest dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement, filed on April 1, 2004.)

	(u)	Redesignation of Series as Scudder Government & Agency Securities Portfolio, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement, filed on November 15, 2004.)

Exhibit 2	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

	(b)	Amended By-laws dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5		Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

Exhibit 6	(a)	Investment Management Agreement between the Registrant, on behalf of Scudder Aggressive Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(b)	Investment Management Agreement between the Registrant, on behalf of Scudder Blue Chip Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(c)	Investment Management Agreement between the Registrant, on behalf of Scudder Contrarian Value Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(d)	Investment Management Agreement between the Registrant, on behalf of Scudder Global Blue Chip Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(e)	Investment Management Agreement between the Registrant, on behalf of Scudder Government Securities Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(f)	Investment Management Agreement between the Registrant, on behalf of Scudder Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(g)	Investment Management Agreement between the Registrant, on behalf of Scudder High Yield Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(h)	Investment Management Agreement between the Registrant, on behalf of Scudder International Research Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(i)	Investment Management Agreement between the Registrant, on behalf of Scudder Investment Grade Bond Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

	(j)	Investment Management Agreement between the Registrant, on behalf of Scudder Money Market Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(k)	Investment Management Agreement between the Registrant, on behalf of Scudder New Europe Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(l)	Investment Management Agreement between the Registrant, on behalf of Scudder Small Cap Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(m)	Investment Management Agreement between the Registrant, on behalf of Scudder Strategic Income Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(n)	Investment Management Agreement between the Registrant, on behalf of Scudder Technology Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(o)	Investment Management Agreement between the Registrant, on behalf of Scudder Total Return Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(p)	Investment Management Agreement between the Registrant, on behalf of SVS Venture Value Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(q)	Investment Management Agreement between the Registrant, on behalf of SVS Dreman Financial Services Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(r)	Investment Management Agreement between the Registrant, on behalf of SVS Dreman High Return Equity Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(s)	Investment Management Agreement between the Registrant, on behalf of Scudder Small Cap Growth Value Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(t)	Investment Management Agreement between the Registrant, on behalf of SVS Focused Large Cap Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(u)	Investment Management Agreement between the Registrant, on behalf of Scudder Focus Value+Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(v)	Investment Management Agreement between the Registrant, on behalf of SVS Index 500 Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(w)	Investment Management Agreement between the Registrant, on behalf of SVS Dynamic Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(x)	Investment Management Agreement between the Registrant, on behalf of SVS Growth and Income Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(y)	Investment Management Agreement between the Registrant, on behalf of SVS Growth Opportunities Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(z)	Investment Management Agreement between the Registrant, on behalf of SVS Strategic Equity Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(aa)	Investment Management Agreement between the Registrant, on behalf of SVS Mid Cap Growth Portfolio and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

(bb)	Investment Management Agreement between the Registrant, on behalf of SVS MFS Strategic Value Portfolio and Deutsche Investment Management Americas Inc. dated May 1, 2002. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(cc)	Investment Management Agreement between the Registrant, on behalf of Scudder Conservative Income Strategy Portfolio, and Deutsche Investment Management Americas Inc. dated January 14, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, filed on April 28, 2004.)

(dd)	Investment Management Agreement between the Registrant, on behalf of Scudder Growth & Income Strategy Portfolio, and Deutsche Investment Management Americas Inc. dated April 1, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, filed on April 28, 2004.)

(ee)	Investment Management Agreement between the Registrant, on behalf of Scudder Growth Strategy Portfolio, and Deutsche Investment Management Americas Inc. dated January 14, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, filed on April 28, 2004.)

(ff)	Investment Management Agreement between the Registrant, on behalf of Scudder Income & Growth Strategy Portfolio, and Deutsche Investment Management Americas Inc. dated April 1, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, filed on April 28, 2004.)

(gg)	Subadvisory Agreement between Scudder Kemper Investments, Inc. and Scudder Investments (U.K.) Limited, dated September 7, 1998, for Kemper International Portfolio. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement, filed on February 12, 1999.)

(hh)	Subadvisory Agreement between Scudder Kemper Investments, Inc. and Eagle Asset Management, dated October 29, 1999, for KVS Focused Large Cap Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

(ii)	Subadvisory Agreement between Scudder Kemper Investments, Inc. Janus Capital Corporation, dated October 29, 1999, for KVS Growth Opportunities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

(jj)	Amended and Restated Subadvisory Agreement between Scudder Kemper Investments, Inc. and Banker Trust Company, dated August 1, 2000, for Kemper Index 500 Portfolio. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

(kk)	Subadvisory Agreement between Zurich Scudder Investments, Inc. and Deutsche Asset Management, Inc., dated May 1, 2001, for Kemper Index 500 Portfolio. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

(ll)	Subadvisory Agreement between Zurich Scudder Investments, Inc. and Jennison Associates LLC, dated May 1, 2001, for SVS Focus Value+Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration statement, filed on February 13, 2002.)

(mm)	Subadvisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated April 5, 2002, for SVS Dreman High Return Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

(nn)	Subadvisory Agreement between Deutsche Investment Management Americas, Inc. and Davis Select Advisors L.P. dated April 5, 2002, for SVS Davis Venture Value Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

(oo)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited dated September 2, 2002, for Scudder Strategic Income Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

(pp)	Subadvisory Agreement between Deutsche Investment Management Americas, Inc. and Deutsche Asset Management Investment Services Limited dated September 30, 2002, for Scudder International Select Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

(qq)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman Financial Services Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(rr)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman Small Cap Value Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(ss)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Eagle Asset Management, L.L.C., dated April 5, 2002, for SVS Eagle Focused Large Cap Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(tt)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Jennison Associates, L.L.C., dated April 5, 2002, for SVS Focus Value+Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(uu)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Focus Value+Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(vv)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and INVESCO Funds Group, Inc., dated April 5, 2002, for SVS Dynamic Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(ww)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Janus Capital Management L.L.C., dated April 5, 2002, for SVS Growth And Income Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(xx)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Janus Capital Management LLC, dated April 5, 2002, for SVS Growth Opportunities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(yy)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Massachusetts Financial Services Company, dated May 1, 2002, for SVS MFS Strategic Value Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(zz)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Oak Associates, Ltd., dated April 5, 2002, for SVS Strategic Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(aaa)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Turner Investment Partners, Inc., dated April 5, 2002, for SVS Mid Cap Growth Portfolio. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

(bbb)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc., dated April 30, 2003, for SVS Index 500 Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(ccc)	Subadvisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated September 30, 2002, for Scudder International Select Equity Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

Exhibit 7		Underwriting and Distribution Services Agreement between Scudder Variable Series II and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Custody Agreement between the Registrant, on behalf of Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper International Portfolio, Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Contrarian Portfolio, Kemper Small Cap Value Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Investors Fiduciary Trust Company, dated March 1, 1995. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

	(b)	Foreign Custodian Agreement between Chase Manhattan Bank and Kemper Investors Fund, dated January 2, 1990. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

	(c)	Custody Agreement between the Registrant, on behalf of KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio, and State Street Bank and Trust Company, dated April 24, 1998. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement, filed on February 12, 1999.)

	(d)	Custody Agreement between the Registrant, on behalf of Kemper International Growth and Income Portfolio and Kemper Global Blue Chip Portfolio, and Brown Brothers Harriman & Co., dated May 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement, filed on February 12, 1999.)

	(e)	Addendum to the Custody Agreement between the Registrant, on behalf of Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio, and State Street Bank and Trust Company, dated May 1, 1999. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)

	(f)	Amendment to Custodian Contract between State Street Bank and Trust Company and Kemper Variable Series, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

Exhibit 10	(a)	Master Distribution Plan for Class B Shares, as approved on November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(b)	Supplement to Master Distribution Plan for Class B Shares, as approved on January 15, 2003 for Scudder Strategic Income Portfolio. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(c)	Plan Pursuant to Rule 18f-3 as approved on November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. filed herein.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP filed herein.

Exhibit 13	(a)	Agency Agreement between Kemper Investors Fund and Investors Fiduciary Trust Company, dated March 24, 1987. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

	(b)	Agency Agreement between Scudder Variable Series II and Scudder Investments Service Company, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration statement, filed on February 13, 2002.)

	(c)	Supplement to Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)

	(d)	Fund Accounting Services Agreements between the Registrant, on behalf of Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper International Portfolio, Kemper Small Cap Growth Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Value Portfolio, Kemper Small Cap Value Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed on March 26, 1998.)

	(e)	Fund Accounting Services Agreement between the Registrant, on behalf of Kemper Aggressive Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)

	(f)	Fund Accounting Services Agreement between the Registrant, on behalf of Kemper Technology Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on April 29, 1999.)

	(g)	Fund Accounting Services Agreement between the Registrant, on behalf of KVS Index 500 Portfolio (formerly, Kemper Index 500 Portfolio), and Scudder Fund Accounting Corporation, dated September 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed on August 31, 1999.)

	(h)	Fund Accounting Services Agreement between the Registrant, on behalf of KVS Focused Large Cap Growth Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

	(i)	Fund Accounting Services Agreement between the Registrant, on behalf of KVS Growth and Income Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

	(j)	Fund Accounting Services Agreement between the Registrant, on behalf of KVS Growth Opportunities Portfolio, and Scudder Fund Accounting Corporation, dated October 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

	(k)	Fund Accounting Services Agreement between the Registrant, on behalf of SVS Dynamic Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

	(l)	Fund Accounting Services Agreement between the Registrant, on behalf of SVS Mid Cap Growth Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

	(m)	Fund Accounting Services Agreement between the Registrant, on behalf of SVS Strategic Equity Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

	(n)	Fund Accounting Services Agreement between the Registrant, on behalf of SVS Venture Value Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

	(o)	Fund Accounting Service Agreement between the Registrant, on behalf of SVS MFS Strategic Value Portfolio, and Scudder Fund Accounting Corporation, dated May 1, 2002. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

	(p)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, filed on October 12, 2004.)

	(q)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, filed on October 12, 2004.)

	(r)	Letter of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, filed on October 12, 2004.)

Exhibit 14	(a)	Consent of Ernst & Young LLP filed herein.

	(b)	Consent of PricewaterhouseCoopers LLP filed herein.

Exhibit 15	Not Applicable.

Exhibit 16	Powers of Attorney (Incorporated by reference to Registrant’s Registration Statement on Form N-14 (File No. 333-122253)).

Exhibit 17	Form of Proxy is filed herein and appears following Part A of this Registration Statement on Form N-14.

  Item 17.        Undertakings.

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 15th day of March, 2005.

SCUDDER VARIABLE SERIES II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Chief Executive Officer

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian F. Sluyters Julian F. Sluyters	Chief Executive Officer	March 15, 2005

/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Principal Accounting Officer	March 15, 2005

John W. Ballantine* John W. Ballantine	Trustee	March 15, 2005

Lewis A. Burnham* Lewis A. Burnham	Trustee	March 15, 2005

Donald L. Dunaway* Donald L. Dunaway	Trustee	March 15, 2005

James R. Edgar* James R. Edgar	Trustee	March 15, 2005

Paul K. Freeman* Paul K. Freeman	Trustee	March 15, 2005

Robert B. Hoffman* Robert B. Hoffman	Trustee	March 15, 2005

William McClayton* William McClayton	Trustee	March 15, 2005

Shirley D. Peterson* Shirley D. Peterson	Trustee	March 15, 2005

William N. Shiebler* William N. Shiebler	Trustee	March 15, 2005

Robert H. Wadsworth* Robert H. Wadsworth	Trustee	March 15, 2005

John G. Weithers* John G. Weithers	Trustee	March 15, 2005

*By	/s/ John Millette
John Millette** Secretary

**Attorney-in-fact pursuant to the powers of attorney contained in and filed as an exhibit to Registrant’s Registration Statement on Form N-14 (File No. 333-122253) on January 24, 2005, and are incorporated by reference herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
11	Opinion and Consent of Vedder, Price, Kaufman & Kammholz P.C.
12	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP
14(a)	Consent of Ernst & Young LLP
14(b)	Consent of PricewaterhouseCoopers LLP